Filed with the Securities and Exchange Commission on April 13, 2017
REGISTRATION NO. 333-08853
INVESTMENT COMPANY ACT NO. 811-5438
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 66
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 202
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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
(Exact Name of Registrant)
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
(Name of Depositor)
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 926-1888
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
LEWIS BRISBOIS BISGAARD & SMITH LLP
PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700
PHOENIX, ARIZONA 85012
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
MICHAEL A. PIGNATELLA
VICE PRESIDENT
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-3814
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
A Prudential Financial Company
One Corporate Drive, Shelton, Connecticut 06484
ADVANCED SERIES
ADVISORS CHOICE® 2000
(marketed by some firms as “Advisors Select 2000”)
Flexible Premium Deferred Annuity
PROSPECTUS: MAY 1, 2017

This Prospectus describes Advisors Choice ® 2000, a flexible premium deferred annuity (the “Annuity”) issued by Prudential Annuities Life Assurance Corporation (“Prudential Annuities” ® , “we”, “our” or “us”). If you are receiving this prospectus, it is because you currently own this Annuity. This Annuity is no longer offered for new sales. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials Prudential Annuities is not acting as a fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice. The Annuity or certain of its investment options and/or features may not be available in all states. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix H. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Prudential Annuities. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

Prudential Annuities offers several different annuities which your Financial Professional may be authorized to offer to you. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. Firms through which the Annuity is sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. The different features and benefits include variations in death benefit protection and the ability to access your Annuity's Account Value and the charges that you will be subject to if you choose to surrender the annuity, make withdrawals, or transfer all or a portion of Account Value among available investment options. The fees and charges you pay and compensation paid to your Financial Professional may also be different between each annuity. Differences in compensation among different annuity products could influence a Financial Professional’s decision as to which annuity to recommend to you.
THE SUB-ACCOUNTS
Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B, invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Advanced Series Trust, First Defined Portfolio Fund, LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Security Global Investors, and Wells Fargo Variable Trust. See the following page for a complete list of Sub-accounts.
PLEASE READ THIS PROSPECTUS
Please read this prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a death benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – see Table of Contents. The Statement of Additional Information is incorporated by reference into this Prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Prudential Annuities Life Assurance Corporation delivers this prospectus to current contract owners that reside outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

CH2PROS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
ADVANCED SERIES ADVISORS CHOICE® 2000 IS A SERVICE MARK OR REGISTERED TRADEMARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND IS USED UNDER LICENSE BY ITS AFFILIATES.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 or at www.prudentialannuities.com

Prospectus Dated: May 1, 2017	Statement of Additional Information Dated: May 1, 2017

INVESTMENT OPTIONS
Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST FI Pyramis ® Quantitative Portfolio 1
AST Global Real Estate Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

Aim Variable Insurance Funds
(Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund — Series I shares
Invesco V.I. Global Health Care Fund — Series I shares
Invesco V.I. Mid Cap Growth Fund – Series I shares
Invesco V.I. Technology Fund — Series I shares
Nationwide Variable Insurance Trust
NVIT Emerging Markets Fund Class D

Guggenheim Investments
Rydex Variable Trust - Inverse S&P 500 Strategy*
Rydex Variable Trust - NASDAQ-100 ® *
Rydex Variable Trust - Nova *

ProFunds VP
Access VP High Yield
Asia 30
Banks
Basic Materials
Bear
Biotechnology
Bull
Consumer Goods
Consumer Services
Europe 30
Financials
Health Care
Industrials
Internet
Japan
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
NASDAQ-100
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Rising Rates Opportunity
Semiconductor
Short Mid-Cap
Short NASDAQ-100
Short Small-Cap
Small-Cap Growth
Small-Cap Value
Technology
Telecommunications
U.S. Government Plus
UltraBull
UltraMid-Cap
UltraNASDAQ-100
UltraSmall-Cap
Utilities
The Prudential Series Fund
SP International Growth Portfolio**
Wells Fargo Variable Trust
Wells Fargo VT International Equity — Class 1
Wells Fargo VT Omega Growth — Class 1
Wells Fargo VT Small Cap Growth — Class 1
1 Pyramis is a registered service mark of FMR LLC. Used with permission.

*	No longer offered.

**	No longer offered for new investments. See description regarding the Portfolio in “Investment Options”

(i)

(ii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account (also referred to as “variable investment option”) plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. Other than on the Annuity anniversary, the
Account Value is calculated before we assess any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The
Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

Advisor: A person or entity which:

▪	is registered under the Investment Advisers Act of 1940, as amended, or, where applicable, under equivalent state law or regulation regarding the registration of investment advisors; or

▪	may provide investment advisory services but is exempt from such registration.
Annual Income Amount: This is the annual amount of income you are eligible for life under the optional benefits.

Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after
November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of:
(a) the oldest Owner's or Annuitant's 95th birthday, (90th birthday in New York), and (b) the fifth anniversary of the Issue Date, whichever occurs first. With respect to Annuities issued prior to November 20, 2006, please see the section of this Prospectus entitled “How and When Do I
Choose the Annuity Payment Option?”.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Beneficiary Annuity: If you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this
Prospectus. You may transfer the proceeds of the decedent’s annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.

Benefit Fixed Rate Account: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income
Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on
Purchase Payments adjusted for withdrawals.

DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA
Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the
Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment. We no longer offer our
6 or 12 Month DCA Program.

Enhanced Beneficiary Protection Death Benefit: An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Protection Death Benefit.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.
Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocations Maturity (MVA
Fixed Allocation). We also offer DCA Fixed Rate Options that are be used with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month
DCA Program”), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of the funds to be transferred is a Fixed Allocation. We no longer offer our 6 or 12 Month DCA Program.

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “free look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term “In Writing” to refer to this general requirement.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

Guaranteed Minimum Withdrawal Benefit (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer
GMWB.

Guaranteed Return Option Plus SM (GRO Plus sm )/Guaranteed Return Option Plus 2008 SM (GRO Plus 2008)/Guaranteed Return Option (GRO) ® /Highest Daily Guaranteed Return Option (Highest Daily GRO) SM /Guaranteed Return Option SM Plus II (GRO Plus II) SM /Highest Daily SM Guaranteed Return Option SM II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO
II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits”. Certain of these benefits are no longer available for election.

Highest Anniversary Value Death Benefit (“HAV”): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals. We no longer offer HAV.

Highest Daily Lifetime Five SM Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

Highest Daily Lifetime Seven SM Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but
differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
We no longer offer Highest Daily Lifetime Seven.

Highest Daily Lifetime 7 Plus SM Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but
differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
We no longer offer Highest Daily Lifetime 7 Plus.

Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account
Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer
Highest Daily Lifetime 6 Plus.

Highest Daily Value Death Benefit (“HDV”): An optional death benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

Interim Value: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The interim value does not include the effect of any MVA.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

Lifetime Five SM Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer
Lifetime Five.

MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service
Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.

Spousal Highest Daily Lifetime Seven SM Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Lifetime Five
Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime 7 Plus SM Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Lifetime 7 Plus.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 6 Plus.

Spousal Lifetime Five SM Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives
(as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected
Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual Maintenance Fee, Tax Charge, the charge for any optional benefits, and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. There is no Contingent Deferred Sales Charge upon surrender or partial withdrawal. The surrender value may be calculated using a Market Value Adjustment with respect to amounts in any MVA
Fixed Allocation.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

SUMMARY OF CONTRACT FEES AND CHARGES
Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against your Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include the Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.
The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.
FOR CHARGES SPECIFIC TO CONTRACTS ISSUED IN NEW YORK STATE, PLEASE REFER TO APPENDIX H – ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT.

TRANSACTION FEES AND CHARGES (assessed against the Annuity)
FEE/CHARGE	AMOUNT DEDUCTED
Contingent Deferred Sales Charge	There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal.
Transfer Fee [1]	$10.00
Tax Charge (current) [2]	0% to 3.5%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 12.

2
In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The Tax Charge is assessed as a percentage of purchase payments, surrender value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection “Tax Charge” under “Fees and Charges” in this prospectus.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio’s annual expenses. These fees and charges are described in more detail within this prospectus.

PERIODIC FEES AND CHARGES (assessed against the annuity)
FEE/CHARGE	AMOUNT DEDUCTED
Annual Maintenance Fee [3]	Lesser of $35 or 2% of Account Value
Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value
ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [4] (assessed as a percentage of the average daily net assets of the Sub-accounts)
FEE/CHARGE	AMOUNT DEDUCTED
Mortality & Expense Risk Charge [5]	0.50%
Administration Charge [5]	0.15%
Settlement Service Charge [6]	1.40% (qualified); 1.00% (nonqualified)
Total Annual Charges of the Sub-accounts (excluding settlement service charge)	0.65%

3
Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $50,000. Fee may differ in certain States. For beneficiaries who elect the nonqualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

4	These charges are deducted daily and apply to Sub-accounts only.

5
The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus. Prior to July 1, 1994, total annual expenses under the Annuity were 1.90%, including an investment allocation service charge of 1.00% and 0.90% for what we now refer to as the “Insurance Charge.” Effective July 1, 1994, we no longer deducted the investment allocation service charge; total annual expenses were then 0.90%. Effective May 1, 1998, the Insurance Charge was further reduced to 0.65%.

6
The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [7]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/CHARGE	TOTAL ANNUAL CHARGE [8]
GRO PLUS II
Current and Maximum Charge [9] (assessed against Sub-account net assets)	0.60%	1.25%
HIGHEST DAILY GRO II
Current and Maximum Charge [9] (assessed against Sub-account net assets)	0.60%	1.25%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge [10] (assessed against greater of Account Value and PWV)	1.50%	0.65% + 1.50%
Current Charge (assessed against greater of Account Value and PWV)	0.85%	0.65% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [10] (assessed against greater of Account Value and PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against greater of Account Value and PWV)	1.20%	0.65% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
Maximum Charge [10] (assessed against greater of Account Value and PWV)	1.50%	0.65% + 1.50%
Current Charge (assessed against greater of Account Value and PWV)	0.95%	0.65% + 0.95%
GUARANTEED RETURN OPTION/GRO Plus
Maximum Charge [10] (assessed against Sub-account net assets)	0.75%	1.40%
Current Charge (assessed against Sub-account net assets)	0.25%	0.90%
GUARANTEED RETURN OPTION PLUS 2008 (GRO Plus 2008)
Maximum Charge [10] (assessed against Sub-account net assets)	0.75%	1.40%
Current Charge (assessed against Sub-account net assets) (If elected on or after May 1, 2009)	0.60%	1.25%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current and Maximum Charge [9] (assessed against Sub-account net assets)	0.60%	1.25%
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
Maximum Charge [10] (assessed against Sub-account net assets)	1.00%	1.65%
Current Charge (assessed against Sub-account net assets)	0.35%	1.00%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge [10] (assessed against PIV)	1.00% of PIV	0.65% + 1.00% of PIV
Current Charge (assessed against PIV)	0.50% of PIV	0.65% + 0.50% of PIV

YOUR OPTIONAL BENEFIT FEES AND CHARGES [7]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/CHARGE	TOTAL ANNUAL CHARGE [8]
LIFETIME FIVE INCOME BENEFIT
Maximum Charge [10] (assessed against Sub-account net assets)	1.50%	2.15%
Current Charge (assessed against Sub-account net assets)	0.60%	1.25%
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge [10] (assessed against Sub-account net assets)	1.50%	2.15%
Current Charge (assessed against Sub-account net assets)	0.75%	1.40%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge [10] (assessed against Sub-account net assets)	1.50%	2.15%
Current Charge (assessed against Sub-account net assets)	0.60%	1.25%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [10] (assessed against the PWV)	1.50%	0.65% + 1.50%
Current Charge (assessed against the PWV)	0.60%	0.65% + 0.60%
HIGHEST DAILY LIFETIME SEVEN W/BENEFICIARY INCOME OPTION
Maximum Charge [10] (assessed against the PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against the PWV)	0.95%	0.65% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/LIFETIME INCOME ACCELERATOR
Maximum Charge [10] (assessed against the PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against the PWV)	0.95%	0.65% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [10] (assessed against the PWV)	1.50%	0.65% + 1.50%
Current Charge (assessed against the PWV)	0.75%	0.65% + 0.75%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN W/BENEFICIARY INCOME OPTION
Maximum Charge [10] (assessed against the PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against the PWV)	0.95%	0.65% + 0.95%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [10] (assessed against the greater of Account Value and PWV)	1.50%	0.65% + 1.50%
Current Charge (assessed against the greater of Account Value and PWV)	0.75%	0.65% + 0.75%
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [10] (assessed against the greater of Account Value and PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against the greater of Account Value and PWV)	1.10%	0.65% + 1.10%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [7]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/CHARGE	TOTAL ANNUAL CHARGE [8]
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR
Maximum Charge [10] (assessed against the greater of Account Value and PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against the greater of Account Value and PWV)	1.10%	0.65% + 1.10%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [10] (assessed against the greater of Account Value and PWV)	1.50%	0.65% + 1.50%
Current Charge (assessed against the greater of Account Value and PWV)	0.90%	0.65% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [10] (assessed against the greater of Account Value and PWV)	2.00%	0.65% + 2.00%
Current Charge (assessed against the greater of Account Value and PWV)	1.10%	0.65% + 1.10%
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT
Current Charge and Maximum Charge [9] (assessed against Sub-account net assets)	0.25%	0.90%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”)
Current Charge and Maximum Charge [9] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.40%	1.05%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current Charge and Maximum Charge [9] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.80%	1.45%
HIGHEST DAILY VALUE DEATH BENEFIT (“HDV”)
Current Charge and Maximum Charge [9] (assessed against Sub-account net assets)	0.50%	1.15%
HOW CHARGE IS DETERMINED

7
Guaranteed Return Option Plus/ Guaranteed Return option: Charge for each benefit is assessed against the daily net assets of the Sub-accounts. 0.90% total annual charge applies. This benefit is no longer available for new elections.

GRO PLUS 2008: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: 0.35% of Sub-account assets. 1.00% total annual charge applies. If you elect the benefit on or after May 1, 2009, the total annual charge is 1.25%. This benefit is no longer available for new election.

Highest Daily GRO: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: 0.35% of Sub-account assets. 1.00% total annual charge applies. If you elect the benefit on or after May 1, 2009, the total annual charge is 1.25%. This benefit is no longer available for new election.

Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.00% total annual charge applies. This benefit is no longer available for new elections.

Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. 0.50% of PIV for GMIB is in addition to 0.65% annual charge. This benefit is no longer available for new elections.

Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.25% total annual charge applies. This benefit is no longer available for new elections.

Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.40% total annual charge applies. This benefit is no longer available for new elections.

Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.25% total annual charge applies. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% is in addition to 0.65% annual charge. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven with BIO: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% is in addition to 0.65% of amounts invested in Sub-accounts. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven with LIA: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% is in addition to 0.65% annual charge of amounts invested in Sub-accounts. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% is in addition to 0.65% annual charge. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime Seven with BIO: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus with BIO: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus with LIA: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 7 Plus: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 7 Plus with BIO: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Daily Lifetime 6 Plus: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.85% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Daily Lifetime 6 Plus with LIA: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.20% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 6 Plus: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.95% is in addition to 0.65% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 0.90% total annual charge applies. This benefit is no longer available for new elections.

Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fee was 0.25% of Sub-account assets. 0.90% total annual charge applies. If you elected the benefit on or after May 1, 2009, the total annual charge is 1.05%. This benefit is no longer available for new elections.

Combination 5% roll-up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fee was 0.50% of average daily net assets and the total annual charge is 1.15%. If you elected the benefit on or after May 1, 2009, the total annual charge is 1.45%.

Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.15% total annual charge applies in all Annuity years. This benefit is no longer available for new elections.

8
The Total Annual Charge includes the Insurance Charge and assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

9
Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

10	We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2016 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expense	0.59%	1.80%
The following are the total annual expenses for each underlying mutual fund (“Portfolio”) as of December 31, 2016, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2016 and do not necessarily reflect the fees you may incur. The “Total Annual Underlying Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.11%	0.06%	0.00%	0.63%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.04%	0.95%	0.02%	0.93%
AST AQR Emerging Markets Equity Portfolio*	0.93%	0.27%	0.25%	0.00%	0.00%	0.00%	1.45%	0.03%	1.42%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST BlackRock Global Strategies Portfolio	0.81%	0.05%	0.25%	0.01%	0.00%	0.04%	1.16%	0.00%	1.16%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.05%	0.25%	0.00%	0.00%	0.00%	0.77%	0.06%	0.71%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.03%	0.00%	0.00%	0.77%	0.04%	0.73%
AST Bond Portfolio 2017	0.47%	0.11%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Bond Portfolio 2018	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.47%	0.24%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2020	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2021	0.47%	0.07%	0.25%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
AST Bond Portfolio 2022	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2023*	0.47%	0.35%	0.25%	0.00%	0.00%	0.00%	1.07%	0.14%	0.93%
AST Bond Portfolio 2024*	0.47%	1.08%	0.25%	0.00%	0.00%	0.00%	1.80%	0.87%	0.93%
AST Bond Portfolio 2025	0.47%	0.07%	0.25%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
AST Bond Portfolio 2026	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2027	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2028	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio	0.82%	0.01%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.08%	0.25%	0.00%	0.00%	0.02%	1.11%	0.15%	0.96%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.02%	1.07%	0.01%	1.06%
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio	0.56%	0.03%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.01%	1.09%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.07%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.06%	0.25%	0.04%	0.00%	0.00%	1.16%	0.01%	1.15%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Jennison Large-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.49%	0.02%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.30%	0.25%	0.00%	0.00%	0.00%	1.48%	0.00%	1.48%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Prudential Growth Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.03%	0.25%	0.29%	0.27%	0.00%	1.67%	0.00%	1.67%
AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.86%	1.13%	0.00%	1.13%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.05%	1.05%	0.00%	1.05%
AST T. Rowe Price Asset Allocation Portfolio	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.00%	0.89%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.01%	0.95%
AST T. Rowe Price Large-Cap Value Portfolio (formerly AST Value Equity Portfolio)	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Templeton Global Bond Portfolio	0.63%	0.10%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.03%	1.12%	0.00%	1.12%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.11%	0.25%	0.00%	0.00%	0.00%	1.04%	0.05%	0.99%
Invesco V.I. Diversified Dividend Fund – Series I shares*	0.48%	0.20%	0.00%	0.00%	0.00%	0.02%	0.70%	0.02%	0.68%
Invesco V.I. Global Health Care Fund – Series I shares	0.75%	0.24%	0.00%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
Invesco V.I. Mid Cap Growth Fund – Series I shares	0.75%	0.28%	0.00%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
Invesco V.I. Technology Fund – Series I shares	0.75%	0.30%	0.00%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
NVIT Emerging Markets Fund Class D (formerly NVIT Developing Markets Fund)*	0.95%	0.41%	0.25%	0.00%	0.00%	0.00%	1.61%	0.05%	1.56%
Access VP High Yield Fund*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Asia 30*	0.75%	0.76%	0.25%	0.00%	0.00%	0.00%	1.76%	0.08%	1.68%

11

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
ProFund VP Banks*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Basic Materials*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Bear*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Biotechnology*	0.75%	0.57%	0.25%	0.00%	0.00%	0.00%	1.57%	0.00%	1.57%
ProFund VP Bull*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Consumer Goods*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Consumer Services*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Europe 30*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP Financials*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Health Care*	0.75%	0.65%	0.25%	0.00%	0.00%	0.00%	1.65%	0.00%	1.65%
ProFund VP Industrials*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Internet*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Japan*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP NASDAQ-100*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Oil & Gas*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP Pharmaceuticals*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Precious Metals*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP Real Estate*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Rising Rates Opportunity*	0.75%	0.62%	0.25%	0.00%	0.00%	0.00%	1.62%	0.00%	1.62%
ProFund VP Semiconductor*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Short Mid-Cap*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Short NASDAQ-100*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Short Small-Cap*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Technology*	0.75%	0.56%	0.25%	0.00%	0.00%	0.00%	1.56%	0.00%	1.56%
ProFund VP Telecommunications*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP U.S. Government Plus*	0.50%	0.67%	0.25%	0.00%	0.00%	0.00%	1.42%	0.04%	1.38%
ProFund VP UltraBull*	0.75%	0.51%	0.25%	0.00%	0.00%	0.00%	1.51%	0.00%	1.51%
ProFund VP UltraMid-Cap*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP UltraNASDAQ-100*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP UltraSmall-Cap*	0.75%	0.78%	0.25%	0.00%	0.00%	0.00%	1.78%	0.10%	1.68%
ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
SP International Growth Portfolio-Class 1*	0.85%	0.40%	0.00%	0.00%	0.00%	0.00%	1.25%	0.24%	1.01%
Rydex Inverse S&P 500 Strategy Fund	0.90%	0.81%	0.00%	0.00%	0.00%	0.04%	1.75%	0.00%	1.75%
Rydex NASDAQ-100® Fund	0.75%	0.85%	0.00%	0.00%	0.00%	0.02%	1.62%	0.00%	1.62%
Rydex Nova Fund	0.75%	0.81%	0.00%	0.00%	0.00%	0.02%	1.58%	0.00%	1.58%
Wells Fargo VT International Equity Fund – Class 1*	0.80%	0.15%	0.00%	0.00%	0.00%	0.01%	0.96%	0.26%	0.70%
Wells Fargo VT Omega Growth Fund - Class 1*	0.60%	0.22%	0.00%	0.00%	0.00%	0.00%	0.82%	0.07%	0.75%
Wells Fargo VT Small Cap Growth Fund - Class 1*	0.80%	0.14%	0.00%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
*See notes immediately below for important information about this fund.

12

AST Advanced Strategies Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.017% of its investment management fee through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST AQR Emerging Markets Equity Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST BlackRock Low Duration Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2023                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2024                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Large-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.82% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Multi-Asset Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.94% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. The Manager has contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Small-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Government Money Market Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust's Board of Trustees.

AST International Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio                                                                                                                                                                                                                                                               The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.06% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

13

AST New Discovery Asset Allocation Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST T. Rowe Price Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees

AST WEDGE Capital Mid-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

Invesco V.I. Diversified Dividend Fund - Series I shares                                                                                                                                                                                                                                                               Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

NVIT Emerging Markets Fund Class D                                                                                                                                                                                                                                                               Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.05% of the management fee to which the Adviser would be entitled until April 30, 2018. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

Access VP High Yield Fund                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Asia 30                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Banks                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Basic Materials                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Bear                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

14

ProFund VP Biotechnology                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Bull                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Consumer Goods                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Consumer Services                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Europe 30                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Financials                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Health Care                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Industrials                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

15

ProFund VP Internet                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Japan                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Large-Cap Growth                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Large-Cap Value                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Mid-Cap Growth                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Mid-Cap Value                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP NASDAQ-100                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Oil & Gas                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Pharmaceuticals                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Precious Metals                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

16

ProFund VP Real Estate                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Rising Rates Opportunity                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Semiconductor                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column line shows gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Short Mid-Cap                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Short NASDAQ-100                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Short Small-Cap                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Small-Cap Growth                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Small-Cap Value                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Technology                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Telecommunications                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

17

ProFund VP U.S. Government Plus                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP UltraBull                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP UltraMid-Cap                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP UltraNASDAQ-100                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP UltraSmall-Cap                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Utilities                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

SP International Growth Portfolio-Class 1                                                                                                                                                                                                                                                               The Investment Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2018. In addition, the Investment Manager has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses for both share classes (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, distribution and/or service fees (12b-1), administrative fees and extraordinary expenses) do not exceed 1.01% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Wells Fargo VT International Equity Fund - Class 1                                                                                                                                                                                                                                                               The Manager has committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.69% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Omega Growth Fund - Class 1                                                                                                                                                                                                                                                               The Manager has committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Small Cap Growth Fund - Class 1                                                                                                                                                                                                                                                               The Manager has committed through April 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

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EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.
The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges”:

▪	Insurance Charge

▪	Annual Maintenance Fee

▪	The maximum combination of optional benefit charges
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no withdrawals of Account Value

▪	You make no transfers, or other transactions for which we charge a fee

▪	No Tax Charge applies

▪
You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit, which are the maximum combination of available optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those in the examples.

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$520	$1,584	$2,683	$5,596
If you annuitize your annuity at the end of the applicable time period:	$520	$1,584	$2,683	$5,596
If you do not surrender your annuity:	$520	$1,584	$2,683	$5,596
For information relating to accumulation unit values pertaining to the Sub-accounts please see Appendix A – Condensed Financial Information about Separate Account B.

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SUMMARY
Advisors Choice 2000 (“Choice 2000”)
This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial advisor can also help you if you have questions.
What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and to a provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial advisor will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.
Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.
What does it mean that my variable annuity is “tax-deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a death benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
How do I purchase the variable annuity? This Annuity is no longer available for new purchases. This Annuity was designed for sale solely in connection with investment advisory services provided by an Advisor. The minimum initial purchase payment is $5,000.
For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits” and “Death Benefit” for additional information on these benefits.
We may allow you to purchase an Annuity with an amount lower than the “Minimum Initial Purchase Payment” if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.
You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.
After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “free look period”). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.
See “What Are Our Requirements for Purchasing One of the Annuities?” for more detail.
Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and prospectuses for the underlying mutual funds by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.
We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

20

See “Investment Options,” and “Managing your Account Value.”
How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax. See the “Tax Considerations” section of this Prospectus for more information.
You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.
See “Access to Account Value.”
Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.
As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see applicable optional benefits section as for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪	Highest Daily Lifetime 6 Plus

▪	Highest Daily Lifetime 6 Plus with Lifetime Accelerator

▪	Spousal Highest Daily Lifetime 6 Plus

▪	Highest Daily Lifetime 7 Plus

▪	Spousal Highest Daily Lifetime 7 Plus

▪	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

▪	Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪	Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪	Highest Daily Lifetime Seven

▪	Spousal Highest Daily Lifetime Seven

▪	Highest Daily Lifetime Seven with Lifetime Income Accelerator

▪	Highest Daily Lifetime Seven with Beneficiary Income Option

▪	Spousal Highest Daily Lifetime Seven with Beneficiary Income Option
The Guaranteed Lifetime Withdrawal Benefit options are no longer offered for new elections.
Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.
These benefits contain detailed provisions, so please see the following sections of the prospectus for complete details:

▪	Guaranteed Return Option Plus II

▪	Highest Daily Guaranteed Return Option II

▪	Guaranteed Return Option Plus 2008*

▪	Guaranteed Return Option Plus (GRO Plus)*

▪	Guaranteed Return Option (GRO)*

▪	Highest Daily Guaranteed Return Option*

*	No longer available for new elections

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There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.
What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. In general, the basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.
We also offer optional death benefits for an additional charge:

▪	Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.

▪
Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. Please see the “Death Benefit” section of the Prospectus for more information.
What are the Annuity’s Fees and Charges? There is no contingent deferred sales charge applied if you surrender your Annuity or make a partial withdrawal.
Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.
Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $50,000.
Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The Tax Charge currently ranges up to 3 1/2% of your Purchase Payments and is designed to approximate the taxes that we are required to pay. Please see the section titled "Fees and Charges" for more information.
Insurance Charge: We deduct an Insurance Charge daily. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to 0.65% annually.
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for nonqualifiedAnnuities and 1.40% for qualified Annuities.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.
Costs to Sell and Administer Our Variable Annuity: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See “General Information”.
Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying fund.

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INVESTMENT OPTIONS
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see “What are Separate Accounts” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart provides a description of each Portfolio’s investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice – we do not provide investment advice and we do not recommend or endorse any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning “Fees and Payments Received by Prudential Annuities” for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.
The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix “AST” are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company and PGIM Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com .
This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential Annuities (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Prudential Annuities ("Unaffiliated Portfolios"). Prudential Annuities and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Prudential Annuities Life Assurance Corporation has selected the Portfolios for inclusion as investment options under this Annuity in Prudential Annuities Life Assurance Corporation’s role as the issuer of this Annuity, and Prudential Annuities Life Assurance Corporation does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Prudential Annuities" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Effective March 16, 2001, the Nova, Inverse S&P 500 Strategy (f/k/a Inverse S&P 500) and NASDAQ-100® (f/k/a OTC) portfolios of Rydex Variable Trust were no longer offered as Sub-accounts under the Annuity. Owners of Annuities issued on or after March 16, 2001 will not be allowed to allocate Account Value to the Rydex Nova, Rydex Inverse S&P 500 Strategy or Rydex NASDAQ-100® Sub-accounts. Except as noted below, Owners of Annuities issued before March 16, 2001, and/or their authorized investment professionals, will no longer be able to allocate additional Account Value or make transfers into the Rydex Nova, Rydex Inverse S&P 500 Strategy or Rydex NASDAQ-100® Sub-accounts. Annuity Owners and/or their authorized Financial Professionals who elect to transfer Account Value out of the Rydex Sub-accounts on or after March 16, 2001 will not be allowed to transfer Account Value into the Rydex Variable Trust Sub-accounts at a later date. Electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs that were effective before March 16, 2001 and included one or more of the Rydex Variable Trust Sub-accounts will be allowed to continue. However, no changes involving the Rydex Variable Trust Sub-accounts may be made to such programs.
Effective May 1, 2004, the SP International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) was no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP International

23

Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP International Growth Sub-Account.
Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.
While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations
Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit	AST Capital Growth Asset Allocation Portfolio
Highest Daily Value Death Benefit	AST FI Pyramis® Quantitative Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST Goldman Sachs Multi-Asset Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST J.P. Morgan Strategic Opportunities Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST New Discovery Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST Preservation Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Prudential Growth Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus Income Benefit	AST RCM World Trends Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary	AST T. Rowe Price Asset Allocation Portfolio
Income Option	AST Wellington Management Hedged Equity Portfolio
Highest Daily Lifetime 6 Plus
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Spousal Highest Daily Lifetime 6 Plus
Highest Daily GRO II
GRO Plus II

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Optional Benefit Name*	All investment options permitted, EXCEPT these:
Combo 5% Rollup & HAV Death Benefit	Access VP High Yield
Guaranteed Minimum Income Benefit	AST AQR Emerging Markets Equity Portfolio
Guaranteed Minimum Withdrawal Benefit	AST Western Asset Emerging Markets Debt Portfolio
GRO/GRO PLUS	Invesco V.I. Technology
Highest Anniversary Value Death Benefit	ProFund VP Biotechnology
ProFund VP Internet
ProFund VP Semiconductor
ProFund VP Short Mid-Cap
ProFund VP Short Small-Cap
ProFund VP Technology
ProFund VP UltraBull
ProFund VP UltraNASDAQ 100
ProFund VP UltraSmall-Cap
Wells Fargo VT Small-Cap Growth

Optional Benefit Name*	All investment options permitted, EXCEPT these:
GRO PLUS 2008	Access VP High Yield
Highest Daily GRO	AST AQR Emerging Markets Equity Portfolio
AST Quantitative Modeling Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Invesco V.I. Technology
ProFund VP Asia 30
ProFund VP Biotechnology
ProFund VP Internet
ProFund VP NASDAQ-100
ProFund VP Precious Metals
ProFund VP Semiconductor
ProFund VP Short Mid-Cap
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Technology
ProFund VP UltraBull
ProFund VP Ultra Mid-Cap
ProFund VP UltraNASDAQ 100
ProFund VP UltraSmall-Cap
Wells Fargo VT Small-Cap Growth

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following set of tables describes the second category (i.e., Group II below), under which:

(a)
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio and/or the AST Prudential Core Bond Portfolio).

(b)	you may allocate up to 80% in equity and other portfolios listed in the table below.

(c)
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)
between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)
if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

25

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option Spousal	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST BlackRock Low Duration Bond Portfolio
Highest Daily Lifetime 7 Plus	AST BlackRock Loomis Sayles Bond Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST ClearBridge Dividend Growth Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST Cohen & Steers Realty Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST FI Pyramis® Quantitative Portfolio
Highest Daily Lifetime 6 Plus	AST Global Real Estate Portfolio
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator	AST Goldman Sachs Concentrated Growth Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Goldman Sachs Large-Cap Value Portfolio
GRO Plus II	AST Goldman Sachs Mid-Cap Growth Portfolio
Highest Daily GRO II	AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST RCM World Trends Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

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ProFund VP
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
Certain optional living benefits employ a predetermined formula, under which Account Value is transferred between your chosen Sub-accounts and a bond Sub-account (or between two bond Sub-accounts).  For example, with a Highest Daily Lifetime benefit, Account Value may be transferred between your selected Sub-accounts and the AST Investment Grade Bond Sub-account; or with a GRO benefit, Account Value may be transferred between your selected Sub-accounts and an AST bond Sub-Account with a target maturity date (or among AST bond Sub-accounts with different target maturity dates).
Whether or not you elected an optional benefit subject to a predetermined mathematical formula, you should be aware that the operation of the formula may result in large scale asset flows into and out of the Sub accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in Portfolios that are structured as funds-of-funds and made available as Permitted Sub-accounts. Because transfers among the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could  be  adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities or longer duration bonds ) that otherwise would have been held;

(c)
a Portfolio may experience higher turnover and asset flows than it would have experienced without the formulas, which could result in higher transaction costs and asset flows for the Portfolio compared to other similar funds;

(d)	a Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).
The asset flows caused by the formulas may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a particular Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to a particular Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by a formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable Portfolio for additional information about these effects.
The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
Access VP High Yield Fund	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.	ProFund Advisors LLC
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Diversified Dividend Fund – Series I shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Global Health Care Fund – Series I shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Mid Cap Growth Fund – Series I shares	Seeks capital growth.	Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Technology Fund – Series I shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
Quantitative Management Associates LLC
Western Asset Management Company
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
Quantitative Management Associates LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2017	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income

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AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	PGIM Real Estate
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC

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AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.
Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP
EARNEST Partners, LLC
Epoch Investment Partners, Inc.
Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC
PGIM Investments LLC
Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio (formerly AST Value Equity Portfolio)	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s Subadviser’s equity investment strategies.
Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited

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NVIT Emerging Markets Fund – Class D (formerly NVIT Developing Markets Fund)	Seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.	Nationwide Fund Advisors Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited
ProFund VP Asia 30	Seeks investment results, before fees and expenses that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund Advisors LLC
ProFund VP Banks	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. BanksSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Basic Materials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Bear	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® (the “Index”).	ProFund Advisors LLC
ProFund VP Biotechnology	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Biotechnology IndexSM (the “Index”).	ProFund Advisors LLC
ProFund VP Bull	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® (the “Index”).	ProFund Advisors LLC
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses,that correspond to the performance of the Dow Jones U.S. Consumer Goods IndexSM (the “Index”).	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Consumer Services IndexSM (the “Index”).	ProFund Advisors LLC
ProFund VP Europe 30	Seeks investment results, before fees and expenses that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Health Care℠ Index (the “Index”).	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Internet	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones InternetSM CompositeSM Index.	ProFund Advisors LLC
ProFund VP Japan
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar denominated Nikkei 225 futures contracts traded in the United States.
ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Growth Index (the “Index”).	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP NASDAQ-100	Seeks investment results, before fees and expenses that correspond to the performance of the NASDAQ-100® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Oil & Gas	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Oil & Gas℠ Index (the “Index”).	ProFund Advisors LLC

31

ProFund VP Pharmaceuticals	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Pharmaceuticals℠ Index (the “Index”).	ProFund Advisors LLC
ProFund VP Precious Metals	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones Precious Metals℠ Index (the “Index”).	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Real Estate℠ Index (the “Index”).	ProFund Advisors LLC
ProFund VP Rising Rates Opportunity
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond”).
ProFund Advisors LLC
ProFund VP Semiconductor	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Semiconductors Index℠ (the “Index”).	ProFund Advisors LLC
ProFund VP Short Mid-Cap	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® (the “Index”).	ProFund Advisors LLC
ProFund VP Short NASDAQ-100	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Short Small-Cap	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Growth Index® (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Technology	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP U.S. Government Plus	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-year U.S. Treasury bond ("Long Bond”).	ProFund Advisors LLC
ProFund VP UltraBull	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the “Index”).	ProFund Advisors LLC
ProFund VP UltraMid-Cap	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the “Index”).	ProFund Advisors LLC
ProFund VP UltraNASDAQ-100	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index (the “Index”).	ProFund Advisors LLC
ProFund VP UltraSmall-Cap	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).	ProFund Advisors LLC
Rydex Variable Trust - Inverse S&P 500® Strategy Fund
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.
Guggenheim Investments
Rydex Variable Trust – NASDAQ-100® Fund	Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The fund’s current benchmark is the NASDAQ-100 Index®.	Guggenheim Investments

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Rydex Variable Trust – Nova Fund
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.
Guggenheim Investments
SP International Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
Wells Fargo VT International Equity Fund – Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor
Wells Fargo VT Omega Growth Fund – Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
PGIM Fixed Income was formerly known as Prudential Fixed Income. PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC was formerly known as Prudential Investments LLC.
PGIM Real Estate was formerly known as Prudential Real Estate Investors (PREI). PGIM Real Estate is a business unit of PGIM, Inc.
Pyramis is a registered service mark of FMR LLC. Used under license.
Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.
WHAT ARE THE FIXED ALLOCATIONS?
The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), and the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 Month DCA Program in the section entitled “Do You Offer Dollar Cost Averaging?” We no longer offer our 6 or 12 Month DCA Program.
MVA Fixed Allocations. We offer MVA Fixed Allocations of different durations during the accumulation period. These “MVA Fixed Allocations” earn a guaranteed fixed rate of interest as long as you remain invested for a specified period of time, called the “Guarantee Period.” In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate as long as you remain invested for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment.” The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates that are currently being credited on Fixed Allocations. Please refer to the section entitled “How does the Market Value Adjustment Work?” for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.
MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 6 Plus, and Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.
No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

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DCA Fixed Rate Options. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

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FEES AND CHARGES
The charges under the Annuity is designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceeds our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering the Annuity.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.
WHAT ARE THE CONTRACT FEES AND CHARGES?
There is no contingent deferred sales charge applied if you surrender your Annuity or make a partial withdrawal.
Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”) and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of twelve) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 ($30 in New York) or 2% of your Account Value, including any amount in Fixed Allocations, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $50,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a nonqualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.
Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The Tax Charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.
We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract.
Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees & Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market

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declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus and DCA Fixed Rate Options, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for nonqualifiedAnnuities and 1.40% for qualified Annuities.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a MVA Fixed Allocation.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also a Tax Charge may apply (see “Tax Charge” above). Currently, we only offer fixed payment options.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
This Annuity is designed for sale solely in connection with investment advisory services provided by an Advisor.
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of this Annuity. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.
Age Restrictions: There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 85. There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner as of the Issue Date of the Annuity or the date of the Owner’s death.
“Beneficiary” Annuity
You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s annuity into the Annuity described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualifiedannuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B.

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For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70  1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this prospectus.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of this Prospectus.
You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s” into a single contract as part of this “Beneficiary” Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not 6 or 12 Month Dollar Cost Averaging), Systematic Withdrawals, and Third Party Investment Advisor.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.

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If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and (3) the beneficiaries of the trust who are beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term “Owner.”

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Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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▪
Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of “surviving spouse” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.

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MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another KeyLife upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal program will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;

▪	a new Annuitant subsequent to the Annuity Date;

▪	for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

▪	a change in Beneficiary if the Owner had previously made the designation irrevocable;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

▪	a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.
There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.
If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. We accept assignments of nonqualifiedAnnuities only.
Unless prohibited by applicable State law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and we are not obligated to process your request within any particular timeframe.
For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect a different Beneficiary. Unless you elect a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer

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qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to purchase a new Annuity, subject to the rules current at the time of purchase, with the withdrawn funds. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouse. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity, and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity, during the applicable period, we will refund your current Account Value plus any Tax Charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Prudential Annuities Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Additional Purchase Payments are not permitted in certain states. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program “The Systematic Investment Plan.” Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.

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MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least $5,000.

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MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in the Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any Tax Charge that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.
Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate Purchase Payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.
Currently, any transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities Internet website (www.prudentialannuities.com). Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested.
Currently, we charge $10.00 for each transfer after the 20th transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging program (including 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of twelve) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Government Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios, the Rydex Portfolios and the AST Government Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.
In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio or a Rydex Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount

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into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or Rydex Portfolio and/or the AST Government Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

▪
We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER DOLLAR COST AVERAGING?
Yes, as discussed below we offer Dollar Cost Averaging during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts or a program that transfers amounts monthly from Fixed Allocations or DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging Program. You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

▪	You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).

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▪
You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

▪	Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.
NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation or a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts. This will reduce the effective rate of return on the Fixed Allocation or a DCA Fixed Rate Option over the Guarantee Period or the duration of the program, respectively.
The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.
Prudential Annuities originally offered specific Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program on the APEX II product. Those 6 month/12 month Fixed Allocations were designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers commenced on the date the Fixed Allocation was established, and then proceeded each month following until the entire principal amount plus earnings was transferred. Fixed Allocations could only be established with your initial Purchase Payment or additional purchase payments. You could not transfer existing Account Value to a Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.
Under our current Dollar Cost Averaging program used with Fixed Allocations, Account Value allocated to the Fixed Allocations will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Government Money Market Sub-account unless restricted due to benefit election. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”). WE NO LONGER OFFER OUR 6 OR 12 MONTH DCA PROGRAM.
The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.
The key features of this Program are as follows:

▪	You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

▪
As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

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Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

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The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.

▪	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

▪
If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 6 Plus (as applicable) and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

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If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

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If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.

▪
You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account.

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You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

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We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

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The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

▪	The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
NOTE: When a 6 or 12 Month DCA program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.
HOW DO THE FIXED ALLOCATIONS WORK?
We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a “Guarantee Period.” (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.
The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates, in our sole discretion, for the various Guarantee Periods.

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At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888 or at www.prudentialannuities.com.
A Guarantee Period for a Fixed Allocation begins:

▪	when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;

▪	upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or

▪	when you “renew” a Fixed Allocation by electing a new Guarantee Period.
To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or the Balanced Investment Program.
The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.
Prudential Annuities offers Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation (“Short-term Fixed Allocations”). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Government Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.
HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.
WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The “Maturity Date” for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, Benefit Fixed Rate Account, and the DCA Fixed Rate Options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation’s Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.
If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value in the Fixed Allocation to the AST Government Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to

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the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you have elected one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Highest Daily GRO II, or GRO Plus II benefits.
Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made: however that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an automatic rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are a part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.
ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, “Additional Information on the Asset Allocation Programs” for more information on how the programs are administered.
WHAT IS THE BALANCED INVESTMENT PROGRAM?
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific “principal amount” (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the “principal amount”. Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.
Example
Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

*	The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.
MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset

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allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, and/or a Market Value Adjustment. Withdrawals to pay your investment advisor (to the extent permitted) generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately the Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.
We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on Prudential Annuities.
Please note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.” Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).
Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.
HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a MVA Fixed Allocation any day before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a “Market Value Adjustment” or “MVA”. Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between MVA Fixed Allocations and the Permitted Sub-accounts. The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
MVA Formula
The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:
[(1+I) / (1+J+0.0010)]^(N/12)
where:
I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;
J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;
N is the number of months remaining in the original Guarantee Period.
The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 0.10%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.

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If you surrender your Annuity under the right to cancel provision, the MVA formula is:
[(1 + I)/(1 + J)]^(N/12)
If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the MVA Fixed Allocation, the numbers used in ‘J’ and ‘N’ will be rounded to the next highest integer.
MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

▪	You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.

▪	The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).

▪	You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).
Example of Positive MVA
Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:
MVA Factor = [(1+I)/(I+J+0.0010)]^(N/12) = [1.05/1.036](2) = 1.027210
Interim Value = $57,881.25
Account Value after MVA = Interim Value X MVA Factor = $59,456.20.
Example of Negative MVA
Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:
MVA Factor = [(1+I)/(1+J+0.0010)](N/12) = [1.05/1.061](2) = 0.979372
Interim Value = $57,881.25
Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

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ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. There is no Contingent Deferred Sales Charge applied upon surrender or partial withdrawal. However, if you surrender your Annuity, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Unless you notify us differently, as permitted withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless:

▪	your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code); and

▪
in relation to Section 403 or 408 plans, you and your Advisor provide acceptable proof to us, limiting the source of the Advisor's compensation to the assets of an applicable qualified retirement plan, and making certain other representations.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.
We call this a “partial withdrawal.” The minimum partial withdrawal you may request is $100. We may apply a Market Value Adjustment to any MVA Fixed Allocations. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity.
Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. Note, however, that we do not permit communication once annuity payments have commenced.
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

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The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have a Guaranteed Lifetime Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit (GMWB) and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Excluding Lifetime Five and GMWB, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

▪
If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount, Annual Withdrawal Amount (only applicable to Lifetime Five), Protected Annual Withdrawal Amount (only applicable to GMWB) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount or Protected Annual Withdrawal Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪
If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, Protected Annual Withdrawal Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) AND 72(q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments”. For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(q) of the Code. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% penalty.
WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)
Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. However, no MVA will be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice

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to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.
Please see “Highest Daily Lifetime 7 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. We may apply a Market Value Adjustment to any MVA Fixed Allocations. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your contract. Fixed options provide the same amount with each payment. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.
Option 1
Payments for Life: Under this option, income is payable periodically until the death of the “Key Life”. The “Key Life” (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity. Under this option, you cannot make a partial or full surrender of the annuity.
Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two Key Lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor’s death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

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Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that Key Lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.
We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your contract.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.
For Annuities issued prior to November 20, 2006:

▪
If you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant’s 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

▪	Unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.
If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your Annuity to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year’s increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.
For Annuities issued on or after November 20, 2006:

▪
Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner’s or Annuitant’s 95th birthday, whichever occurs first, and the fifth anniversary of the Issue Date.

▪
If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).
HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

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LIVING BENEFITS
DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under an optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value as of specified future dates due to investment performance;

▪	taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

▪	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.
The “living benefits” are as follows:
Guaranteed Return Option Plus II (GRO Plus II)
Highest Daily Guaranteed Return Option II (HD GRO II)
Guaranteed Return Option (GRO) 1
Guaranteed Return Option Plus (GRO Plus) 1
Guaranteed Return Option Plus 2008 (GRO Plus 2008) 1
Highest Daily Guaranteed Return Option (Highest Daily GRO) 1
Guaranteed Minimum Withdrawal Benefit (GMWB) 1
Guaranteed Minimum Income Benefit (GMIB) 1
Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit 1
Highest Daily Lifetime Five Income Benefit 1
Highest Daily Lifetime Seven Income Benefit 1
Spousal Highest Daily Lifetime Seven Income Benefit 1
Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit 1
Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit 1
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit 1
Highest Daily Lifetime 7 Plus Income Benefit 1
Spousal Highest Daily Lifetime 7 Plus Income Benefit 1
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit 1
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit 1
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit 1
Highest Daily Lifetime 6 Plus Income Benefit 1
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator Benefit 1
Spousal Highest Daily Lifetime 6 Plus Income Benefit 1

1	No longer available for new elections.
Here is a general description of each kind of living benefit that exists under this Annuity:

▪
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

▪
Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

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▪
Guaranteed Minimum Withdrawal Benefit or (“GMWB”). This benefit is designed for someone who wants to access an annuity’s value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

▪
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access an annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ from GMWB, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).
Termination of Existing Benefits and Election of New Benefits
If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
GUARANTEED RETURN OPTION PLUS II (GRO Plus II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as

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dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see “How and When Do I Choose The Annuity Payment Option?” for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.
If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

▪	An enhanced guarantee amount of $300,000 is locked in on December 1, 2011

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▪	The Account Value immediately prior to the withdrawal is equal to $300,000
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Base guarantee amount	$166,667
Enhanced guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”
GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix P of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010. A summary description of each AST bond portfolio Sub-account appears within the section entitled “What Are The Investment Objectives and Policies Of The Portfolios?”. You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.
In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts,

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is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 19, 2010 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪
On March 20, 2010 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional purchase payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

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Election/Cancellation of the Benefit
GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available on a post-issue basis.
Special Considerations under GRO Plus II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The

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initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Optional Life Insurance Rider. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $300,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $300,000

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If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix R of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to

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use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

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The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
There is no guarantee that any benefit will be available for election at a later date.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

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GUARANTEED RETURN OPTION Plus (GRO Plus)
GRO Plus is no longer available for election.
GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.
The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.
Key Feature – Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

▪
Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We all allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

▪
Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value and Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the MVA Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in “Termination of the Benefit/Enhanced Guarantee”. Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. A subsequent Purchase Payment increases the amount of an enhanced guarantee by the amount of the Purchase Payment and withdrawals reduce the enhanced guarantee (as discussed below).

Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We all allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.
If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-up Guarantee” in the rider we issue for this benefit.

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Withdrawals under your Annuity
Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.
Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40(TM) Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting base guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the Dollar-for-dollar Limit
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).

▪	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Key Feature – Allocation of Account Value
GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a “reallocation trigger”. The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix M.
If your Account Value is greater than or equal to the reallocation trigger, then:

▪	your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and

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▪
if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and

▪
if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Government Money Market Sub-account; and

▪	a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.
If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the benefit (as described above).
At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Sub-accounts;

▪	The amount invested in, and interest earned within, the MVA Fixed Allocations;

▪	The current crediting rates associated with MVA Fixed Allocations;

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.
You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.
Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.
You should be aware of the following potential ramifications of the formula:

▪
Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.

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▪
As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

▪	Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.
Election of the Benefit
We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. Please note that if you terminate a living benefit such as GRO Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit/Enhanced Guarantee
You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.
Upon termination of the benefit or the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated, will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).
In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.
The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
Special Considerations under the Guaranteed Return Option Plus
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.

▪
You cannot allocate any portion of Purchase Payments or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a Fixed Allocation to a Sub-account.

▪
Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.

▪
Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.

▪	As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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Charges under the Benefit
We currently deduct a charge equal to 0.25% of the daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled “Your Optional Benefit Fees and Charges.”
GUARANTEED RETURN OPTION (GRO)®
GRO is no longer available for election.
GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”).
The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.
The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.
Key Feature – Protected Principal Value
Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment, and withdrawals reduce the Protected Principal Value (as discussed below).
We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.
Key Feature – Allocation of Account Value
GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix N. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).
Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a “reallocation trigger”. At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);

▪	The amount of time until the maturity of your Guarantee(s);

▪	The amount invested in, and the performance of, the Sub-accounts;

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▪	The amount invested in, and interest earned within, the MVA Fixed Allocations;

▪	The current crediting rates associated with MVA Fixed Allocations;

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.
You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.
You should be aware of the following potential ramifications of the formula:

▪
A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocations to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.

▪
As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

▪
If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation to support the guaranteed amount. The new MVA Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new MVA Fixed Allocation will be credited with the fixed interest rate then being credited to a new MVA Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the MVA Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the benefit (as described above).

▪
If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

▪	Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.
Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.
Election of the Benefit
We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. Please note that if you terminate a living benefit such as GRO and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Restart of the Benefit
Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit – see “Charges under the Benefit” below.

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As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.
Termination of the Benefit
The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).
In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.
The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.
Special Considerations under the Guaranteed Return Option. This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.

▪
Annuity Owners cannot allocate any portion of Purchase Payments or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

▪
Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.

▪
Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪	Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as “investment in the contract” for income tax purposes.

▪
Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Government Money Market Portfolio, unless we receive at our Office prior instructions from you.

▪	Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.

▪	As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the MVA Fixed Allocation.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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Charges under the Benefit
We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.
Effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between January 23, 2002 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected.
GUARANTEED RETURN OPTION PLUS 2008SM (GRO Plus 2008)
GRO Plus 2008 is no longer available for new elections.
Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see “How and When Do I Choose The Annuity Payment Option?” for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and “excess withdrawals” (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each “benefit year”, withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

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Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.
EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting base guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪
The Remaining Limit is set to zero (0) for the balance of the first Annuity Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.

Key Feature – Allocation of Account Value
GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the “AST bond portfolios.” The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula described in this section, and which is set forth in Appendix I to this prospectus, applies to both (a) GRO Plus 2008 and (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made prior to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made after July 16, 2010, is set forth in Appendix Q to this prospectus. The cap can be referred to as the “the 90% cap” OR “the 90% cap rule” OR “the 90% cap feature”. A summary description of each AST Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies Of The Portfolios?”. You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.
Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.
Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the

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formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees.
In general, the formula works as follows (please see Appendix I). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the “Bond Portfolios”). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Guarantee Amount(s);

▪	The amount of time until the maturity of your Guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the Bond Portfolios;

▪	The discount rate used to determine the present value of your Guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
The Bond Portfolios are available only with these benefits, and you may not allocate Purchase Payments and transfer Account Value to or from the Bond Portfolios.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus 2008. You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any

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such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the AST Government Money Market Portfolio. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. You also should be aware that upon cancellation of the GRO Plus 2008 benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus 2008 benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus 2008 benefit provided that the benefit you are looking to elect is available on a post-issue basis.
Special Considerations under GRO Plus 2008
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.

▪	Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled “ Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008
If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula appears in Appendix I in this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-

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account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,

▪
March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪
As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪
Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.
It is possible that an additional transfer to the Permitted Sub-accounts could occur on the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.
Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Important Considerations When Electing this Feature:

▪	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪
Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

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▪	Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
We no longer permit new elections of Highest Daily GRO.
Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself. See examples of this calculation below.
Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.
EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-

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dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	the initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.
Key Feature – Allocation of Account Value
HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix Q of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments, as described in the section of the prospectus

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concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Election/Cancellation of the Benefit
We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO. If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If

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you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the AST Government Money Market Portfolio. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.
Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.
Special Considerations under Highest Daily GRO
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.

▪
Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix Q of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.
As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next

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paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap rule”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap rule is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,

▪
March 19, 2010 – a transfer is made that results in the 90% cap rule being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪
As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪
Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).

If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.
It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.
Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).
Important Considerations When Electing this Feature:

▪	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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▪
Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.
The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the “Protected Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit – the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.
Key Feature – Protected Value
The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the “Benefit Base” in the rider we issue for this benefit.
The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional Purchase Payments before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to Sub-account performance during the period between your election of the GMWB benefit and the date of your first withdrawal.

▪	If you elect the GMWB benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

▪
If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.

▪	If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment.
You may elect to step-up your Protected Value if, due to positive Sub-account performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Value, you may do so during the 30-day period prior to your eligibility date or on any Valuation Day thereafter. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.
Key Feature – Protected Annual Withdrawal Amount.
The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a “dollar-for-dollar” basis (the Protected Value is reduced by the actual amount of the withdrawal, including any MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the “Maximum Annual Benefit” in the rider we issue for this benefit.
The GMWB benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

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▪
If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

▪	Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment.

▪	If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.
The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

▪	The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

▪	the Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 – $7,500, or $2,500).

—	B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 – $7,500, or $212,500).
The resulting Protected Value is: $232,500 × (1 – $2,500 / $212,500), or $229,764.71.

▪	the Protected Annual Withdrawal Amount is also reduced by the ratio of A to B: The resulting Protected Annual Withdrawal Amount is: $17,500 × (1 – $2,500 / $212,500), or $17,294.12.

—	The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the Maximum Annual Benefit
A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

▪	the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).

▪	the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).
BENEFITS UNDER GMWB

▪
In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

▪
If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity’s other death benefit options. The GMWB benefit does not increase or decrease the amount otherwise payable under the Annuity’s other death benefit options. Generally, the GMWB benefit would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

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▪
If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

Other Important Considerations

▪	Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any MVA that may apply.

▪	Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.

▪
The GMWB benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of the Benefit
The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.
We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.
Termination of the Benefit
The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.
The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.
Please note that if you terminate a living benefit such as GMWB and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Charges under the Benefit

▪	Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.

▪
If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.

▪
If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts/Arrangements
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these

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rules during the owner’s lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
The Guaranteed Minimum Income Benefit is no longer available for new elections.
The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.
Key Feature – Protected Income Value
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable Tax Charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.
The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

▪
Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪
Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪
Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

▪
As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

▪
A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

▪
The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

▪	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

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▪
If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

▪	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

▪	The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).
The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

▪
The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the dollar-for-dollar limit
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

▪	The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

▪	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).
Key Feature – GMIB Annuity Payments
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for

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Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.
Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.
The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable Tax Charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.
GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period
Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

▪
If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

▪	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.
You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.
Other Important Considerations
You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

▪	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

▪
Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

▪	Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

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▪
At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit
The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.
Termination of the Benefit
The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.
Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
Charges under the Benefit
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
No charge applies after the Annuity Date.
LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

▪	If you elected the Lifetime Five benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

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▪	If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).
Step-Up of the Protected Withdrawal Value
You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.
If you elected the Lifetime Five benefit on or after March 20, 2006:

▪	you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit;

▪	the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up.
If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:

▪	you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five benefit;

▪	the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up.
In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.
If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:

▪
the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

▪	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

▪
if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪	once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up
If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:

▪
the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up

▪	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more

▪
if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪	once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up
In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.
Key Feature – Annual Income Amount under the Life Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual

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amount of the withdrawal. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

▪
If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

▪
If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals
The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550.
Annual Withdrawal Amount for future Annuity Years remains at $18,550.

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
Annual Income Amount for future Annuity Years remains at $13,250.

▪	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

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Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93
Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

▪	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

▪	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489
Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623.
Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

▪
Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

▪
Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

▪
If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

▪
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)	apply your Account Value to any annuity option available; or

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(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or

(3)
request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity.

▪
Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
Election of the Benefit
We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit, on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.
Termination of the Benefit
The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity

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that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Initial Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.
Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.
Step-Up of Annual Income Amount
You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal

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Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.
Examples of withdrawals and step-up
The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

▪	Annual Income Amount for future Annuity Years remains at $13,250
Example 2. Dollar-for-dollar and proportional reductions
If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $0

▪	Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪
Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount
If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.
BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative

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withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

■
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity.

▪
Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

▪
In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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Election of and Designations under the Benefit
We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.
Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit
The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that

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transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.
The benefit guarantees that until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix G to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.
Key Feature – Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.
The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

▪
the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

▪	the Account Value.
If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.
The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)	200% of the Account Value on the date you elected Highest Daily Lifetime Five;

(b)	200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c)	100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.
We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.
Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.
Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount

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(“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal.
Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2006.

▪	The Highest Daily Lifetime Five benefit is elected on March 5, 2007.
Dollar-for-dollar reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

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Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Five Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

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▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.
 Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity.

▪
Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪
Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

▪	You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

▪
Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

▪
The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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Highest Daily Lifetime Five is no longer available for new elections.
Election of and Designations under the Benefit
For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.
Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Five; and

(b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Mathematical Formula Component of Highest Daily Lifetime Five
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the

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charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.
Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix G to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.
While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.
Depending on the results of the formula calculation we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or

▪
If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

▪
Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.
Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of

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transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Total Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.
Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualifiedannuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.
If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix G (page G-2). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.
Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap rule”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

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If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

▪
March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

▪
Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).
Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.
Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% Cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.
Important Considerations When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪	Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪
Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
Highest Daily Lifetime Seven Income Benefit is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven, is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.
Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on

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the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)	the Account Value; or

(b)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of

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any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.
Dollar-for-dollar reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess

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withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

▪
The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Seven Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a

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withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity.

▪
Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪	Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.

▪
The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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▪
The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime Seven.
For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date if available.
If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime Seven; and

b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see “Elections of Designations under the Benefit”).
Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

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Mathematical Formula Component of Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix J to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment

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Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Highest Daily Lifetime Seven with Beneficiary Income OptionSM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.
There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.
If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this

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benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

▪
Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of Designations under the Benefit” section, above.
Highest Daily Lifetime Seven with Lifetime Income AcceleratorSM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.
There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit elections of Highest Daily Lifetime seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven Benefit with LIA and will begin the new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.
Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may

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be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.
You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.
Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.
LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

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Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.
Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. The portion of such payments equal to the Annual Income Amount will be treated as Annuity Payments for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10 th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make payments equal to the LIA Amount. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10 th benefit anniversary this option is not available.
We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix J (page J-4). There is no cost to adding this feature to your Annuities. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% Cap Rule”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of

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your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix J will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVENSM INCOME BENEFIT (SHD7)SM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven Income benefit.
Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section of this prospectus.
The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage

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of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual

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Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

▪	The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.
Dollar-for-dollar reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.

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Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest

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Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪
Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity.

▪
Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.

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Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

▪
The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.
We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59  1/2 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59  1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, if available.
If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable

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investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).
Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix J to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

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While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to

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increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualifiedannuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Spousal Highest Daily Lifetime Seven with Beneficiary Income OptionSM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.
There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.
If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.
For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

▪
Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate

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Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.
Optional 90% Cap Feature for the Formula for Spousal Highest Daily Lifetime Seven
If you currently own an Annuity and have elected, the Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix J (J-4) of this prospectus. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% Cap Rule”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

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Important Considerations When Electing The New Formula:

•	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

•
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

•
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUSSM INCOME BENEFIT (HD 7 Plus)SM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any living benefit, subject to our current rules. See “Election of and Designations under the Benefit” and “Termination of Existing Benefits and Election of New Benefits” below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section in this prospectus.
Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” That have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

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(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit.
If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b)	the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59  1/2, 5% for ages 59  1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in

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the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2, 5% for ages 59  1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 1, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

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The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000.00
Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
10th benefit year Return of Principal	$91,875.00
10th benefit year Minimum Periodic Value	$183,750.00
20th benefit year Minimum Periodic Value	$367,500.00
25th benefit year Minimum Periodic Value	$551,250.00
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

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Example – required minimum distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Highest Daily Lifetime 7 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity.

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Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment

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Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula program will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines. Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

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Termination of the Benefit
You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix K.
Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the

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AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

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On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

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Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.
As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

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▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and;

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily

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Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 7 Plus with Beneficiary Income OptionSM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.
If you elected this death benefit, you could not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid

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each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.
Highest Daily Lifetime 7 Plus with Lifetime Income AcceleratorSM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.
In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA currently is based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the

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waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make payments equal to the LIA Amount. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations

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section for more information. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election New Benefits”. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this prospectus.
We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

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(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c)	All adjusted Purchase Payments made after one year following the effective date of the benefit.
If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b)	the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59  1/2, 5% for ages 59  1/2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an

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unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59  1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

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The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000.00
Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
10th benefit year Return of Principal	$91,875.00
10th benefit year Minimum Periodic Value	$183,750.00
20th benefit year Minimum Periodic Value	$367,500.00
25th benefit year Minimum Periodic Value	$551,250.00
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

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Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Spousal Highest Daily Lifetime 7 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪
Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity.

▪
Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to

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program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fund Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

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Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income OptionSM
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.
If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus

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age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

▪
Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)
Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take

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withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.
Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and

(c)	all purchase payments made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

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Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount.
Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less

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than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

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Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

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Here is the calculation:

Withdrawal amount divided by	$15,000.00
Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
10th benefit year Minimum Periodic Value	$183,750.00
20th benefit year Minimum Periodic Value	$367,500.00
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Highest Daily Lifetime 6 Plus
If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

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Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This Death Benefit may not be available in all States.
Benefits Under Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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▪
Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

▪
The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

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Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix O.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are

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invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

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On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

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Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.

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While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

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Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.
We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 × .30%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

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(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.
Withdrawals In Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment.
If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s).

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Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are permitted. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent’s death.
Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make payments equal to the LIA Amount. The portion of such payments equal to the Annual Income Amount will be treated as an Annuity Payment for tax purposes. The excess above the Annual Income Amount will be treated as a nonperiodic withdrawal. Please see the Tax Considerations section for more information. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.
If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.
We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

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Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and

(c)	all purchase payments made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal. Lifetime Withdrawals of any amount up

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to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

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Example of dollar-for-dollar reductions.
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

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In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000.00
Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
10th benefit year Minimum Periodic Value	$183,750.00
20th benefit year Minimum Periodic Value	$367,500.00
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously

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withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.
If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.
Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This Death Benefit may not be available in all States.
Benefits Under Spousal Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made.

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However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪
Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate

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due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

▪
The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪
The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current

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rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

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DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death, if there is no Contingent Annuitant. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the “decedent.”
BASIC DEATH BENEFIT
The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
The basic Death Benefit depends on the decedent’s age on the date of death:
If death occurs before the decedent's age 85, the The Death Benefit is the greater of:

▪	The sum of all Purchase Payments less the sum of all withdrawals; and

▪	The sum of your Account Value in the Sub-accounts, your Interim Value in the Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.
If death occurs when the decedent is age 85 or older: The Death Benefit is your Account Value.
Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
OPTIONAL DEATH BENEFITS
Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.
Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit.
Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit.
Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit is no longer available for new elections. It provides additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

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The Enhanced Beneficiary Protection Optional Death Benefit provided a benefit payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner had to be age 75 or less at the time the benefit was purchased. If the Annuity has joint Owners, the oldest Owner had to be age 75 or less. If the Annuity is owned by an entity, the Annuitant had to be age 75 or less.
Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above;
PLUS

2.	40% of your “Growth” under the Annuity, as defined below.
“Growth” means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.
“Proportional Withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.
The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
The Enhanced Beneficiary Protection Optional Death Benefit described above was offered in those jurisdictions where we received regulatory approval. Certain terms and conditions may differ between jurisdictions. Please see Appendix E for a Description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit was not available if you elected the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit, the Spousal Lifetime Five Income Benefit, Spousal Highest Daily Lifetime Seven or Highest Daily Lifetime Seven with BIO benefits.
See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.
Highest Anniversary Value Death Benefit (“HAV”)
If the Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.
Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.
The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you have elected the “Combination 5% Roll-up and Highest Anniversary Value” or the “Highest Daily Value” Death Benefit. It also is not available with Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, or the Spousal Highest Daily Lifetime 7 Plus Benefit. Please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.
Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this

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death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when the Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.
See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.
Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available investment options. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.
Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value Death Benefit described above; and

3.	5% Roll-up described below.
The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

▪	all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;
MINUS

▪
the sum of all withdrawals, dollar-for-dollar up to 5% of the Roll-up value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar-for-dollar limit are proportional.

If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

▪	the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;
MINUS

▪	the sum of all withdrawals which reduce the 5% Roll-up proportionally.
Please refer to the definitions of Death Benefit Target Date Below. This Death Benefit may not be an appropriate feature where the Owner’s age is near the age specified in the death benefit target date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the Death Benefit Target Date is reached.
The Combination 5% Roll-up and Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits. Please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.
See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is calculated.
Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

▪
The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity-owned.

▪
The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

▪	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

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▪
The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

▪
Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Highest Daily Value Death Benefit (“HDV”)
The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are Joint Owners, death of the Owner refers to the first to die of the Joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.
If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit.
The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the HDV as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.
The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Highest Daily GRO, Guaranteed Return Option Plus 2008 Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit, or the Highest Anniversary Value Death Benefit.
Key Terms used with the Highest Daily Value Death Benefit:

▪
The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of the Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

▪	The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any Purchase Payments since such date.

▪	The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.

▪
Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B to this Prospectus for a hypothetical example of how the HDV Death Benefit is calculated.
Annuities with Joint Owners
For Annuities with joint owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).
Annuities Owned by Entities
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable). Where a contract is structured so that it is owned by a grantor trust, but the annuitant is not the grantor, then the contract is required to terminate upon the

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death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.
Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits Terminate under other Circumstances?
You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The “Combination 5% Roll-up and HAV Death Benefit” and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.
What are the Charges for the Optional Death Benefits?
For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.
If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
In the event of your death before the annuity start date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive

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required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪
If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner.

▪
If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪
If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪
If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.
Beneficiary Continuation Option
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.
Under the Beneficiary Continuation Option:

▪	The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.

▪	The Owner’s Annuity will be continued in the Owner's name, for the benefit of the beneficiary.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For nonqualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For nonqualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

▪	The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪
No Fixed Allocations or fixed interest rate options will be offered for nonqualifiedBeneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.

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▪	No additional Purchase Payments can be applied to the Annuity.

▪	The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

▪
The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary withdrawal rights.

▪
Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

▪
If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.
In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.
Spousal Assumption of Annuity
You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age.
For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. Any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.
When do you Determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive “due proof of death”, (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Government Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.
Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge amount and may be subject to market fluctuations.
Exceptions to Amount of Death Benefit
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).
Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though

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during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

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VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. When determining the Account Value on any day other than a MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled “What Happens to My Units When There is a Change in Daily Asset-Based Charges?” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a MVA Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program, and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency exists, as determined by the SEC, making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.

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Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” for further information on additional purchase payments.
Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation Program auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, systematic withdrawals, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”
Death Benefits : Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive all supporting documentation we require for such transactions and that are satisfactory to us.
We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.
Transactions in Rydex and ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to  1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the Rydex or ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Eastern Time. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m. Eastern Time, are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut off” message may process a purchase order or transfer request up until 4:00 p.m. Eastern Time on that same day with respect to any other available investment option under their Annuity, other than Rydex and ProFunds. Transactions received after 4:00 p.m. Eastern Time will be treated as received by us on the next Valuation Day.

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WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?
Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those units being different than it was before the change, however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
Same Sex Marriages, Civil Unions and Domestic Partnerships
The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any

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amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer

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taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within five years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within five years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors. Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control

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rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later

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applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2017 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $54,000 in 2017, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2017, this limit is $270,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2017 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

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Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2017. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
New Late Rollover Self-Certification. After Aug. 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an

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active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

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▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

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IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

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GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.
WHO IS PRUDENTIAL ANNUITIES?
Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, (“Prudential Annuities”) is a stock life insurance company incorporated under the laws of Arizona as of August 31, 2013, formerly incorporated in Connecticut, and is domiciled in Arizona, formerly Connecticut. It is licensed to sell life insurance and annuities in the District of Columbia, Puerto Rico and in all states except New York. Prudential Annuities Life Assurance Corporation is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.
Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.
No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential Annuities delivers this prospectus to current contract owners that reside outside of the United States.
Service Providers
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2016, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

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WHAT ARE SEPARATE ACCOUNTS?
The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. Prudential Annuities Life Assurance Corporation segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
Separate Account B
During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as “Separate Account B”.
Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.
Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts including Separate Account B, will now be operated in accordance with the laws of Arizona.
Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge and the charges for any optional benefits that are offered under this Annuity and other annuities issued by us through Separate Account B. From November 16, 1993, the date the Annuity was first available, until June 30, 1994 the annualized expenses charged against the Sub-accounts under the Annuity totaled 1.90%. This included 1.00% as an investment allocation services charge and 0.90% for the combination of mortality and expense risk, as well as administration charges (we refer to this as the “Insurance Charge”). Starting on July 1, 1994, the 1.00% investment allocation services charge was no longer assessed, so that the total annualized charges under the Annuity were 0.90%. As of May 1, 1998 the total annualized charges were further reduced to 0.65%. Separate Account B is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.
We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.
Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
Separate Account D
During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as “Separate Account D”. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

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Separate Account D was established by us pursuant to Connecticut law. Based on our redomestication from Connecticut to Arizona, however, all our Separate Accounts, including Separate Account D, are operated in accordance with the laws of Arizona, as of August 31, 2013.
There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.
We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

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(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Fees and Payments Received by Prudential Annuities
As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2016, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $5.00 to approximately $237,431.00. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).
Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (“firms”). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.
Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation (“Allstate”), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.
Under the selling agreements, commissions may be paid based on Account Value. The maximum commission to be paid in connection with a sale is 0.30% per year of the Account Value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments

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based upon the total amount of money received as Purchase Payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
We, or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware (as of December 31, 2016) received cash compensation with respect to our annuity business during 2016 (or as to which a payment amount was accrued during 2016). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2016, the least amount paid, and greatest amount paid, were $1.20 and $7,034,121.85, respectively.
Name of Firm:

Allstate Financial Srvcs, LLC	Investacorp	Royal Alliance Associates
AMERICAN PORTFOLIO FIN SVCS INC	Investment Centers of America	SAGEPOINT FINANCIAL, INC.
ASSOCIATED SECURITIES CORP	Investment Professionals	Securian Financial Svcs, Inc.
AXA Advisors, LLC	Janney Montgomery Scott, LLC.	Securities America, Inc.
BBVA Compass Investment Solutions, Inc.	Kestra Financial, Inc.	Securities Service Network
BFT Financial Group, LLC	KMS Financial Services, Inc.	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	Lincoln Financial Advisors	Signator Investors, Inc.
Cambridge Investment Research, Inc.	Lincoln Financial Securities Corporation	SII Investments, Inc.
Capital One Investment Services, LLC	Lincoln Investment Planning	Sterne Agee Financial Services, Inc.
Centaurus Financial, Inc.	LPL Financial Corporation	Stifel Nicolaus & Co.
Cetera Advisor Network LLC	M Holdings Securities, Inc	TFS Securities, Inc.
CFD Investments, Inc.	MetLife	The Investment Center
Commonwealth Financial Network	Mutual Service Corporation	TransAmerica Financial Advisors, Inc.
Crown Capital Securities, L.P.	National Planning Corporation	Triad Advisors, Inc.
CUNA Brokerage Svcs, Inc.	Next Financial Group, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, L.P.	Parkland Securities	United Planners Fin. Serv.
Equity Services, Inc.	PNC Investments, LLC	VOYA Financial Advisors
First Tennessee Brokerage, Inc	ProEquities	Wall Street Financial Group
FSC Securities Corp.	Questar Capital Corporation	WATERSTONE FINANCIAL GROUP INC
Geneos Wealth Management, Inc.	Raymond James & Associates	Wells Fargo Advisors LLC
H. Beck, Inc.	Raymond James Financial Svcs	WELLS FARGO ADVISORS LLC - WEALTH
Hantz Financial Services,Inc.	RBC CAPITAL MARKETS CORPORATION	Wells Fargo Investments LLC
Invest Financial Corporation	Robert W. Baird & Co., Inc.	Woodbury Financial Services

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

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FINANCIAL STATEMENTS
The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Prudential Annuities is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential Annuities and proceedings generally applicable to business practices in the industry in which we operate. Prudential Annuities is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential Annuities is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential Annuities, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Prudential Annuities’ litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential Annuities’ pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities’ litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities’ financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Prudential Annuities' ability to meet its obligations under the Contracts.

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
General Information about Prudential Annuities
Prudential Annuities Life Assurance Corporation
Prudential Annuities Life Assurance Corporation Variable Account B
Prudential Annuities Life Assurance Corporation Separate Account D
Principal Underwriter/Distributor – Prudential Annuities Distributors, Inc.
How the Unit Price is Determined
Additional Information on Fixed Allocations
How We Calculate the Market Value Adjustment
General Information
Voting Rights
Modification
Deferral of Transactions
Misstatement of Age or Sex
Cyber Security Risks
Annuitization
Experts
Legal Experts
Financial Statements

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ADVANCED SERIES ADVISORS CHOICE® 2000 PROSPECTUS

APPENDIX A – CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential
Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these
Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units: The following table shows for the Annuity: (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges* assessed through a reduction in unit values, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account, which may include other variable annuities offered, as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, typically we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2016.

* Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
** The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Prospectus
ACCUMULATION UNIT VALUES: With No Optional Benefits (0.65%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.58	$12.10	64,588
01/01/2008 to 12/31/2008	$12.10	$11.46	94,385
01/01/2009 to 12/31/2009	$11.46	$13.31	135,903
01/01/2010 to 12/31/2010	$13.31	$15.39	125,007
01/01/2011 to 12/31/2011	$15.39	$15.71	346,182
01/01/2012 to 12/31/2012	$15.71	$17.81	220,857
01/01/2013 to 12/31/2013	$17.81	$19.47	177,692
01/01/2014 to 12/31/2014	$19.47	$19.80	122,048
01/01/2015 to 12/31/2015	$19.80	$19.70	109,726
01/01/2016 to 12/31/2016	$19.70	$21.33	387,339
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.13	$12.08	734,238
01/01/2008 to 12/31/2008	$12.08	$8.18	514,963
01/01/2009 to 12/31/2009	$8.18	$10.11	808,804
01/01/2010 to 12/31/2010	$10.11	$11.24	827,492
01/01/2011 to 12/31/2011	$11.24	$10.87	1,140,506
01/01/2012 to 12/31/2012	$10.87	$12.16	2,137,936
01/01/2013 to 12/31/2013	$12.16	$13.28	3,302,095
01/01/2014 to 12/31/2014	$13.28	$13.70	4,233,346
01/01/2015 to 12/31/2015	$13.70	$13.17	4,275,666
01/01/2016 to 12/31/2016	$13.17	$13.92	7,653,121
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.74	$11.69	320,190
01/01/2008 to 12/31/2008	$11.69	$8.15	262,057
01/01/2009 to 12/31/2009	$8.15	$10.22	309,674
01/01/2010 to 12/31/2010	$10.22	$11.55	444,579
01/01/2011 to 12/31/2011	$11.55	$11.48	845,791
01/01/2012 to 12/31/2012	$11.48	$12.97	1,334,388
01/01/2013 to 12/31/2013	$12.97	$15.02	2,104,605
01/01/2014 to 12/31/2014	$15.02	$15.83	2,745,392
01/01/2015 to 12/31/2015	$15.83	$15.85	3,307,487
01/01/2016 to 12/31/2016	$15.85	$16.87	6,413,451
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$18.35	$18.21	243,704
01/01/2008 to 12/31/2008	$18.21	$11.81	236,861
01/01/2009 to 12/31/2009	$11.81	$13.81	252,293
01/01/2010 to 12/31/2010	$13.81	$15.62	205,155
01/01/2011 to 12/31/2011	$15.62	$16.08	270,247
01/01/2012 to 05/04/2012	$16.08	$17.53	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$10.18	60,465
01/01/2014 to 12/31/2014	$10.18	$9.80	109,425
01/01/2015 to 12/31/2015	$9.80	$8.23	47,725
01/01/2016 to 12/31/2016	$8.23	$9.26	55,438

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.72	10,832
01/01/2014 to 12/31/2014	$11.72	$13.17	23,505
01/01/2015 to 12/31/2015	$13.17	$13.32	46,084
01/01/2016 to 12/31/2016	$13.32	$14.64	46,376
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.02	$11.94	179,010
01/01/2008 to 12/31/2008	$11.94	$8.46	192,177
01/01/2009 to 12/31/2009	$8.46	$10.36	281,718
01/01/2010 to 12/31/2010	$10.36	$11.56	347,104
01/01/2011 to 12/31/2011	$11.56	$11.35	764,963
01/01/2012 to 12/31/2012	$11.35	$12.68	1,758,212
01/01/2013 to 12/31/2013	$12.68	$14.82	2,849,628
01/01/2014 to 12/31/2014	$14.82	$15.69	3,274,796
01/01/2015 to 12/31/2015	$15.69	$15.66	4,187,549
01/01/2016 to 12/31/2016	$15.66	$16.54	8,248,576
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.23	61,977
01/01/2012 to 12/31/2012	$9.23	$10.26	288,996
01/01/2013 to 12/31/2013	$10.26	$11.30	425,554
01/01/2014 to 12/31/2014	$11.30	$11.78	507,630
01/01/2015 to 12/31/2015	$11.78	$11.35	694,939
01/01/2016 to 12/31/2016	$11.35	$12.06	841,502
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.57	83,744
01/01/2014 to 12/31/2014	$10.57	$10.88	68,192
01/01/2015 to 12/31/2015	$10.88	$10.84	145,529
01/01/2016 to 12/31/2016	$10.84	$11.45	291,662
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$16.28	$17.28	1,418,200
01/01/2008 to 12/31/2008	$17.28	$17.36	1,293,493
01/01/2009 to 12/31/2009	$17.36	$19.01	1,360,911
01/01/2010 to 12/31/2010	$19.01	$19.62	1,264,250
01/01/2011 to 12/31/2011	$19.62	$19.93	1,275,360
01/01/2012 to 12/31/2012	$19.93	$20.73	2,313,544
01/01/2013 to 12/31/2013	$20.73	$20.15	2,801,507
01/01/2014 to 12/31/2014	$20.15	$20.00	2,847,394
01/01/2015 to 12/31/2015	$20.00	$19.97	2,661,208
01/01/2016 to 12/31/2016	$19.97	$20.16	2,499,016
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$20.13	$21.66	1,940,862
01/01/2008 to 12/31/2008	$21.66	$21.04	2,172,766
01/01/2009 to 12/31/2009	$21.04	$24.35	2,195,872
01/01/2010 to 12/31/2010	$24.35	$26.06	2,230,149
01/01/2011 to 12/31/2011	$26.06	$26.72	1,753,204
01/01/2012 to 12/31/2012	$26.72	$29.02	3,550,533
01/01/2013 to 12/31/2013	$29.02	$28.30	3,800,767
01/01/2014 to 12/31/2014	$28.30	$29.30	3,324,750
01/01/2015 to 12/31/2015	$29.30	$28.50	3,258,429
01/01/2016 to 12/31/2016	$28.50	$29.51	4,058,167

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	1,315
01/01/2010 to 12/31/2010	$10.31	$11.65	21,990
01/01/2011 to 12/31/2011	$11.65	$10.90	33,577
01/01/2012 to 12/31/2012	$10.90	$12.26	71,683
01/01/2013 to 12/31/2013	$12.26	$16.01	96,284
01/01/2014 to 12/31/2014	$16.01	$17.54	147,365
01/01/2015 to 12/31/2015	$17.54	$16.59	74,707
01/01/2016 to 12/31/2016	$16.59	$18.75	130,537
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.31	$12.33	365,220
01/01/2008 to 12/31/2008	$12.33	$7.97	418,245
01/01/2009 to 12/31/2009	$7.97	$9.92	594,543
01/01/2010 to 12/31/2010	$9.92	$11.18	634,072
01/01/2011 to 12/31/2011	$11.18	$10.84	954,284
01/01/2012 to 12/31/2012	$10.84	$12.24	2,189,962
01/01/2013 to 12/31/2013	$12.24	$14.92	4,132,517
01/01/2014 to 12/31/2014	$14.92	$15.86	5,683,698
01/01/2015 to 12/31/2015	$15.86	$15.84	7,368,448
01/01/2016 to 12/31/2016	$15.84	$16.82	14,217,154
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.76	41,775
01/01/2014 to 12/31/2014	$11.76	$13.28	124,317
01/01/2015 to 12/31/2015	$13.28	$12.72	145,353
01/01/2016 to 12/31/2016	$12.72	$14.52	321,093
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$32.12	$25.55	207,198
01/01/2008 to 12/31/2008	$25.55	$16.49	195,345
01/01/2009 to 12/31/2009	$16.49	$21.61	210,777
01/01/2010 to 12/31/2010	$21.61	$27.63	222,302
01/01/2011 to 12/31/2011	$27.63	$29.26	182,906
01/01/2012 to 12/31/2012	$29.26	$33.53	329,212
01/01/2013 to 12/31/2013	$33.53	$34.36	382,035
01/01/2014 to 12/31/2014	$34.36	$44.68	429,106
01/01/2015 to 12/31/2015	$44.68	$46.54	402,779
01/01/2016 to 12/31/2016	$46.54	$48.47	423,296
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$15.98	$13.06	93,823
01/01/2008 to 07/18/2008	$13.06	$12.03	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.76	123,292
01/01/2014 to 12/31/2014	$9.76	$10.19	217,747
01/01/2015 to 12/31/2015	$10.19	$10.11	269,014
01/01/2016 to 12/31/2016	$10.11	$10.51	436,611

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.01	0
01/01/2008 to 12/31/2008	$10.01	$7.24	14,270
01/01/2009 to 12/31/2009	$7.24	$8.72	72,500
01/01/2010 to 12/31/2010	$8.72	$9.82	97,747
01/01/2011 to 12/31/2011	$9.82	$9.51	101,744
01/01/2012 to 12/31/2012	$9.51	$10.74	240,083
01/01/2013 to 12/31/2013	$10.74	$12.72	666,819
01/01/2014 to 12/31/2014	$12.72	$13.36	887,406
01/01/2015 to 10/16/2015	$13.36	$13.44	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.67	$11.50	102,596
01/01/2008 to 12/31/2008	$11.50	$7.49	80,252
01/01/2009 to 12/31/2009	$7.49	$9.21	337,584
01/01/2010 to 12/31/2010	$9.21	$10.47	401,744
01/01/2011 to 12/31/2011	$10.47	$10.24	451,986
01/01/2012 to 12/31/2012	$10.24	$11.26	866,029
01/01/2013 to 12/31/2013	$11.26	$12.84	1,273,659
01/01/2014 to 12/31/2014	$12.84	$13.15	1,441,419
01/01/2015 to 12/31/2015	$13.15	$13.20	2,020,598
01/01/2016 to 12/31/2016	$13.20	$13.67	4,218,381
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.51	11,768
01/01/2009 to 11/13/2009	$7.51	$8.47	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.82	755,460
01/01/2013 to 12/31/2013	$10.82	$13.38	1,149,332
01/01/2014 to 12/31/2014	$13.38	$13.72	1,422,034
01/01/2015 to 10/16/2015	$13.72	$13.25	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.89	227,169
01/01/2014 to 12/31/2014	$10.89	$11.10	342,386
01/01/2015 to 10/16/2015	$11.10	$10.68	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.14	0
01/01/2009 to 12/31/2009	$6.14	$8.24	19,450
01/01/2010 to 12/31/2010	$8.24	$9.84	29,513
01/01/2011 to 12/31/2011	$9.84	$9.29	33,471
01/01/2012 to 12/31/2012	$9.29	$11.70	98,682
01/01/2013 to 12/31/2013	$11.70	$12.13	127,240
01/01/2014 to 12/31/2014	$12.13	$13.73	158,568
01/01/2015 to 12/31/2015	$13.73	$13.63	168,685
01/01/2016 to 12/31/2016	$13.63	$13.66	244,948

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$25.44	$28.81	169,007
01/01/2008 to 12/31/2008	$28.81	$17.10	143,367
01/01/2009 to 12/31/2009	$17.10	$25.38	145,929
01/01/2010 to 12/31/2010	$25.38	$27.81	105,214
01/01/2011 to 12/31/2011	$27.81	$26.53	85,173
01/01/2012 to 12/31/2012	$26.53	$31.57	180,389
01/01/2013 to 12/31/2013	$31.57	$40.69	209,694
01/01/2014 to 02/07/2014	$40.69	$40.08	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$33.75	$35.25	488,085
01/01/2008 to 12/31/2008	$35.25	$20.77	412,893
01/01/2009 to 12/31/2009	$20.77	$24.60	334,514
01/01/2010 to 12/31/2010	$24.60	$27.59	316,015
01/01/2011 to 12/31/2011	$27.59	$25.89	419,855
01/01/2012 to 12/31/2012	$25.89	$30.78	971,506
01/01/2013 to 12/31/2013	$30.78	$40.84	1,273,077
01/01/2014 to 12/31/2014	$40.84	$45.91	1,402,921
01/01/2015 to 12/31/2015	$45.91	$43.50	1,820,544
01/01/2016 to 12/31/2016	$43.50	$48.21	1,739,883
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$4.70	$5.58	530,702
01/01/2008 to 12/31/2008	$5.58	$3.28	426,340
01/01/2009 to 12/31/2009	$3.28	$5.12	557,630
01/01/2010 to 12/31/2010	$5.12	$6.10	548,100
01/01/2011 to 12/31/2011	$6.10	$5.88	523,076
01/01/2012 to 12/31/2012	$5.88	$6.98	1,209,969
01/01/2013 to 12/31/2013	$6.98	$9.17	1,866,674
01/01/2014 to 12/31/2014	$9.17	$10.16	2,054,799
01/01/2015 to 12/31/2015	$10.16	$9.52	4,086,768
01/01/2016 to 12/31/2016	$9.52	$9.61	4,450,159
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$7.67	14,904
01/01/2009 to 12/31/2009	$7.67	$9.40	135,469
01/01/2010 to 12/31/2010	$9.40	$10.42	196,430
01/01/2011 to 12/31/2011	$10.42	$10.30	538,708
01/01/2012 to 12/31/2012	$10.30	$11.27	478,143
01/01/2013 to 12/31/2013	$11.27	$12.30	762,432
01/01/2014 to 12/31/2014	$12.30	$12.71	923,241
01/01/2015 to 12/31/2015	$12.71	$12.51	1,118,730
01/01/2016 to 12/31/2016	$12.51	$13.09	1,798,867

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$28.97	$27.31	116,213
01/01/2008 to 12/31/2008	$27.31	$19.91	138,252
01/01/2009 to 12/31/2009	$19.91	$25.09	94,509
01/01/2010 to 12/31/2010	$25.09	$31.59	102,428
01/01/2011 to 12/31/2011	$31.59	$31.80	100,063
01/01/2012 to 12/31/2012	$31.80	$36.55	191,758
01/01/2013 to 12/31/2013	$36.55	$50.40	231,304
01/01/2014 to 12/31/2014	$50.40	$53.68	235,413
01/01/2015 to 12/31/2015	$53.68	$50.40	225,702
01/01/2016 to 12/31/2016	$50.40	$62.25	285,453
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$14.66	$15.28	5,852,766
01/01/2008 to 12/31/2008	$15.28	$15.56	6,505,997
01/01/2009 to 12/31/2009	$15.56	$15.50	4,145,564
01/01/2010 to 12/31/2010	$15.50	$15.40	3,304,777
01/01/2011 to 12/31/2011	$15.40	$15.31	3,760,229
01/01/2012 to 12/31/2012	$15.31	$15.21	4,933,586
01/01/2013 to 12/31/2013	$15.21	$15.11	5,545,728
01/01/2014 to 12/31/2014	$15.11	$15.01	7,009,676
01/01/2015 to 12/31/2015	$15.01	$14.91	7,119,880
01/01/2016 to 12/31/2016	$14.91	$14.82	6,852,795
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$19.33	$19.68	555,621
01/01/2008 to 12/31/2008	$19.68	$14.56	737,090
01/01/2009 to 12/31/2009	$14.56	$19.61	1,146,221
01/01/2010 to 12/31/2010	$19.61	$22.11	985,871
01/01/2011 to 12/31/2011	$22.11	$22.66	938,171
01/01/2012 to 12/31/2012	$22.66	$25.64	2,018,684
01/01/2013 to 12/31/2013	$25.64	$27.30	2,050,214
01/01/2014 to 12/31/2014	$27.30	$27.82	1,005,691
01/01/2015 to 12/31/2015	$27.82	$26.65	949,073
01/01/2016 to 12/31/2016	$26.65	$30.55	1,149,758
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$28.99	$27.94	341,897
01/01/2008 to 12/31/2008	$27.94	$16.24	292,765
01/01/2009 to 12/31/2009	$16.24	$19.28	214,556
01/01/2010 to 12/31/2010	$19.28	$21.67	177,724
01/01/2011 to 12/31/2011	$21.67	$20.63	157,828
01/01/2012 to 12/31/2012	$20.63	$23.95	260,603
01/01/2013 to 12/31/2013	$23.95	$33.29	358,350
01/01/2014 to 12/31/2014	$33.29	$37.61	443,673
01/01/2015 to 12/31/2015	$37.61	$34.44	446,128
01/01/2016 to 12/31/2016	$34.44	$41.02	578,942

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$23.18	$27.41	871,674
01/01/2008 to 12/31/2008	$27.41	$13.55	623,855
01/01/2009 to 12/31/2009	$13.55	$18.22	505,276
01/01/2010 to 12/31/2010	$18.22	$20.72	458,866
01/01/2011 to 12/31/2011	$20.72	$17.93	464,466
01/01/2012 to 12/31/2012	$17.93	$21.44	868,007
01/01/2013 to 12/31/2013	$21.44	$25.36	1,229,002
01/01/2014 to 12/31/2014	$25.36	$23.80	1,559,437
01/01/2015 to 12/31/2015	$23.80	$24.39	1,572,634
01/01/2016 to 12/31/2016	$24.39	$23.32	1,595,691
AST International Value Portfolio
01/01/2007 to 12/31/2007	$21.26	$24.88	328,815
01/01/2008 to 12/31/2008	$24.88	$13.84	229,179
01/01/2009 to 12/31/2009	$13.84	$17.95	210,754
01/01/2010 to 12/31/2010	$17.95	$19.81	196,629
01/01/2011 to 12/31/2011	$19.81	$17.21	161,934
01/01/2012 to 12/31/2012	$17.21	$19.95	252,102
01/01/2013 to 12/31/2013	$19.95	$23.68	316,370
01/01/2014 to 12/31/2014	$23.68	$21.94	331,237
01/01/2015 to 12/31/2015	$21.94	$21.98	377,249
01/01/2016 to 12/31/2016	$21.98	$21.96	494,250
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.20	14
01/01/2008 to 12/31/2008	$10.20	$7.02	6,674
01/01/2009 to 12/31/2009	$7.02	$8.84	124,894
01/01/2010 to 12/31/2010	$8.84	$9.99	176,903
01/01/2011 to 12/31/2011	$9.99	$9.87	421,564
01/01/2012 to 12/31/2012	$9.87	$11.14	740,025
01/01/2013 to 12/31/2013	$11.14	$12.87	854,130
01/01/2014 to 12/31/2014	$12.87	$13.60	918,602
01/01/2015 to 12/31/2015	$13.60	$13.37	975,931
01/01/2016 to 12/31/2016	$13.37	$13.98	1,719,405
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$25.82	$28.08	241,370
01/01/2008 to 12/31/2008	$28.08	$16.35	207,758
01/01/2009 to 12/31/2009	$16.35	$22.07	196,726
01/01/2010 to 12/31/2010	$22.07	$23.50	184,676
01/01/2011 to 12/31/2011	$23.50	$21.21	197,787
01/01/2012 to 12/31/2012	$21.21	$25.69	411,454
01/01/2013 to 12/31/2013	$25.69	$29.45	493,919
01/01/2014 to 12/31/2014	$29.45	$27.39	519,707
01/01/2015 to 12/31/2015	$27.39	$26.45	521,224
01/01/2016 to 12/31/2016	$26.45	$26.79	574,859

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$22.57	$22.85	146,030
01/01/2008 to 12/31/2008	$22.85	$18.71	149,602
01/01/2009 to 12/31/2009	$18.71	$22.68	218,323
01/01/2010 to 12/31/2010	$22.68	$24.18	182,056
01/01/2011 to 12/31/2011	$24.18	$24.08	267,474
01/01/2012 to 12/31/2012	$24.08	$26.48	585,499
01/01/2013 to 12/31/2013	$26.48	$29.22	767,639
01/01/2014 to 12/31/2014	$29.22	$30.61	859,092
01/01/2015 to 12/31/2015	$30.61	$30.35	946,248
01/01/2016 to 12/31/2016	$30.35	$31.31	1,876,926
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	22,698
01/01/2010 to 12/31/2010	$10.30	$11.40	13,544
01/01/2011 to 12/31/2011	$11.40	$11.40	36,658
01/01/2012 to 12/31/2012	$11.40	$13.04	58,325
01/01/2013 to 12/31/2013	$13.04	$17.69	65,274
01/01/2014 to 12/31/2014	$17.69	$19.24	128,247
01/01/2015 to 12/31/2015	$19.24	$21.15	249,434
01/01/2016 to 12/31/2016	$21.15	$20.70	268,009
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$20.22	$23.09	1,626,729
01/01/2008 to 12/31/2008	$23.09	$12.93	1,250,191
01/01/2009 to 12/31/2009	$12.93	$16.66	993,190
01/01/2010 to 12/31/2010	$16.66	$19.82	803,524
01/01/2011 to 12/31/2011	$19.82	$19.52	876,529
01/01/2012 to 12/31/2012	$19.52	$21.77	1,731,133
01/01/2013 to 12/31/2013	$21.77	$29.54	2,203,644
01/01/2014 to 12/31/2014	$29.54	$32.46	2,714,814
01/01/2015 to 12/31/2015	$32.46	$35.50	2,592,109
01/01/2016 to 12/31/2016	$35.50	$37.23	2,470,649
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$14.29	$15.06	276,055
01/01/2008 to 12/31/2008	$15.06	$11.48	538,451
01/01/2009 to 12/31/2009	$11.48	$15.36	951,665
01/01/2010 to 12/31/2010	$15.36	$17.30	907,317
01/01/2011 to 12/31/2011	$17.30	$18.94	605,313
01/01/2012 to 12/31/2012	$18.94	$19.93	907,672
01/01/2013 to 12/31/2013	$19.93	$19.40	1,154,070
01/01/2014 to 12/31/2014	$19.40	$20.51	1,427,728
01/01/2015 to 12/31/2015	$20.51	$20.26	1,488,216
01/01/2016 to 12/31/2016	$20.26	$20.65	1,788,486

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$15.54	$16.90	293,745
01/01/2008 to 12/31/2008	$16.90	$11.08	387,514
01/01/2009 to 12/31/2009	$11.08	$14.48	285,806
01/01/2010 to 12/31/2010	$14.48	$16.11	251,436
01/01/2011 to 12/31/2011	$16.11	$15.51	244,816
01/01/2012 to 12/31/2012	$15.51	$18.96	487,708
01/01/2013 to 12/31/2013	$18.96	$24.05	572,282
01/01/2014 to 12/31/2014	$24.05	$24.76	583,483
01/01/2015 to 12/31/2015	$24.76	$24.24	644,028
01/01/2016 to 12/31/2016	$24.24	$25.79	728,361
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$8.99	$10.28	323,164
01/01/2008 to 12/31/2008	$10.28	$6.51	330,448
01/01/2009 to 12/31/2009	$6.51	$8.04	262,374
01/01/2010 to 12/31/2010	$8.04	$9.00	238,175
01/01/2011 to 12/31/2011	$9.00	$8.89	301,403
01/01/2012 to 12/31/2012	$8.89	$10.34	636,569
01/01/2013 to 12/31/2013	$10.34	$14.05	825,258
01/01/2014 to 12/31/2014	$14.05	$15.17	864,288
01/01/2015 to 12/31/2015	$15.17	$16.16	862,289
01/01/2016 to 12/31/2016	$16.16	$16.37	974,945
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.24	3,880
01/01/2013 to 12/31/2013	$10.24	$13.68	57,164
01/01/2014 to 12/31/2014	$13.68	$14.98	66,490
01/01/2015 to 12/31/2015	$14.98	$14.77	148,850
01/01/2016 to 12/31/2016	$14.77	$16.65	328,700
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.09	0
01/01/2012 to 12/31/2012	$10.09	$10.51	54,504
01/01/2013 to 12/31/2013	$10.51	$10.15	72,411
01/01/2014 to 12/31/2014	$10.15	$10.60	175,055
01/01/2015 to 10/16/2015	$10.60	$10.66	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$25.97	$31.53	366,101
01/01/2008 to 12/31/2008	$31.53	$17.80	236,207
01/01/2009 to 12/31/2009	$17.80	$22.95	195,951
01/01/2010 to 12/31/2010	$22.95	$29.34	203,792
01/01/2011 to 12/31/2011	$29.34	$29.64	193,089
01/01/2012 to 12/31/2012	$29.64	$33.09	367,231
01/01/2013 to 12/31/2013	$33.09	$43.60	376,648
01/01/2014 to 12/31/2014	$43.60	$46.75	390,591
01/01/2015 to 10/16/2015	$46.75	$48.33	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$10.75	$12.68	290,952
01/01/2008 to 12/31/2008	$12.68	$7.24	232,365
01/01/2009 to 12/31/2009	$7.24	$8.82	212,038
01/01/2010 to 12/31/2010	$8.82	$10.54	204,365
01/01/2011 to 04/29/2011	$10.54	$11.86	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$35.93	$36.83	370,556
01/01/2008 to 12/31/2008	$36.83	$21.13	287,372
01/01/2009 to 12/31/2009	$21.13	$29.52	223,891
01/01/2010 to 12/31/2010	$29.52	$36.21	210,308
01/01/2011 to 12/31/2011	$36.21	$35.08	220,400
01/01/2012 to 12/31/2012	$35.08	$40.82	466,775
01/01/2013 to 12/31/2013	$40.82	$57.59	593,491
01/01/2014 to 12/31/2014	$57.59	$65.37	632,089
01/01/2015 to 12/31/2015	$65.37	$61.28	588,881
01/01/2016 to 12/31/2016	$61.28	$71.98	595,116
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.39	708,550
01/01/2013 to 12/31/2013	$10.39	$12.28	870,847
01/01/2014 to 12/31/2014	$12.28	$12.83	761,976
01/01/2015 to 12/31/2015	$12.83	$12.59	817,085
01/01/2016 to 12/31/2016	$12.59	$13.04	1,066,092
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.60	839
01/01/2009 to 12/31/2009	$5.60	$9.26	188,391
01/01/2010 to 12/31/2010	$9.26	$11.25	405,685
01/01/2011 to 12/31/2011	$11.25	$8.91	170,367
01/01/2012 to 12/31/2012	$8.91	$10.44	357,478
01/01/2013 to 12/31/2013	$10.44	$10.40	493,261
01/01/2014 to 12/31/2014	$10.40	$9.85	674,967
01/01/2015 to 12/31/2015	$9.85	$8.15	685,583
01/01/2016 to 12/31/2016	$8.15	$9.09	896,852
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.77	$11.64	104,035
01/01/2008 to 12/31/2008	$11.64	$9.31	190,056
01/01/2009 to 12/31/2009	$9.31	$11.10	410,875
01/01/2010 to 12/31/2010	$11.10	$12.20	393,819
01/01/2011 to 12/31/2011	$12.20	$12.24	753,364
01/01/2012 to 12/31/2012	$12.24	$13.42	2,759,599
01/01/2013 to 12/31/2013	$13.42	$14.56	3,852,365
01/01/2014 to 12/31/2014	$14.56	$15.30	3,583,397
01/01/2015 to 12/31/2015	$15.30	$15.22	4,194,357
01/01/2016 to 12/31/2016	$15.22	$15.96	6,948,644
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.09	14,788
01/01/2012 to 12/31/2012	$10.09	$10.74	47,835
01/01/2013 to 12/31/2013	$10.74	$10.42	108,559
01/01/2014 to 12/31/2014	$10.42	$10.98	99,867
01/01/2015 to 12/31/2015	$10.98	$10.88	225,318
01/01/2016 to 12/31/2016	$10.88	$11.26	520,399

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.57	$11.70	65,626
01/01/2008 to 12/31/2008	$11.70	$6.89	145,568
01/01/2009 to 12/31/2009	$6.89	$8.62	554,070
01/01/2010 to 12/31/2010	$8.62	$10.20	725,296
01/01/2011 to 12/31/2011	$10.20	$9.50	835,424
01/01/2012 to 12/31/2012	$9.50	$10.66	1,403,349
01/01/2013 to 12/31/2013	$10.66	$12.39	1,933,476
01/01/2014 to 12/31/2014	$12.39	$13.44	2,980,642
01/01/2015 to 12/31/2015	$13.44	$13.27	4,688,196
01/01/2016 to 12/31/2016	$13.27	$14.52	10,784,874
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$9.69	1,298
01/01/2014 to 12/31/2014	$9.69	$9.39	5,234
01/01/2015 to 12/31/2015	$9.39	$7.75	8,376
01/01/2016 to 12/31/2016	$7.75	$8.40	11,985
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.76	0
01/01/2014 to 12/31/2014	$11.76	$13.46	9,545
01/01/2015 to 12/31/2015	$13.46	$13.58	10,783
01/01/2016 to 12/31/2016	$13.58	$14.96	15,565
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$15.54	$15.77	575,877
01/01/2008 to 12/31/2008	$15.77	$9.60	424,530
01/01/2009 to 12/31/2009	$9.60	$11.62	341,475
01/01/2010 to 12/31/2010	$11.62	$13.28	253,328
01/01/2011 to 12/31/2011	$13.28	$13.65	297,539
01/01/2012 to 12/31/2012	$13.65	$16.11	612,973
01/01/2013 to 12/31/2013	$16.11	$21.19	717,679
01/01/2014 to 12/31/2014	$21.19	$24.68	719,720
01/01/2015 to 12/31/2015	$24.68	$25.28	674,237
01/01/2016 to 12/31/2016	$25.28	$28.84	744,456
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.96	29,745
01/01/2012 to 12/31/2012	$8.96	$10.07	44,971
01/01/2013 to 12/31/2013	$10.07	$12.25	315,728
01/01/2014 to 12/31/2014	$12.25	$12.96	852,665
01/01/2015 to 12/31/2015	$12.96	$12.90	1,827,546
01/01/2016 to 12/31/2016	$12.90	$13.62	1,892,173
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.05	0
01/01/2008 to 12/31/2008	$10.05	$7.23	21,689
01/01/2009 to 12/31/2009	$7.23	$8.87	60,307
01/01/2010 to 12/31/2010	$8.87	$9.86	159,984
01/01/2011 to 12/31/2011	$9.86	$9.62	221,592
01/01/2012 to 12/31/2012	$9.62	$10.54	674,619
01/01/2013 to 12/31/2013	$10.54	$11.77	834,112
01/01/2014 to 12/31/2014	$11.77	$12.30	1,249,619
01/01/2015 to 12/31/2015	$12.30	$12.20	1,625,752
01/01/2016 to 12/31/2016	$12.20	$12.70	3,094,012

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$7.42	24,424
01/01/2009 to 12/31/2009	$7.42	$9.35	129,891
01/01/2010 to 12/31/2010	$9.35	$10.62	185,018
01/01/2011 to 12/31/2011	$10.62	$10.30	198,127
01/01/2012 to 12/31/2012	$10.30	$11.86	471,880
01/01/2013 to 12/31/2013	$11.86	$13.91	918,917
01/01/2014 to 12/31/2014	$13.91	$14.57	1,169,413
01/01/2015 to 12/31/2015	$14.57	$14.39	3,100,548
01/01/2016 to 12/31/2016	$14.39	$15.27	5,127,248
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$18.18	$19.67	53,282
01/01/2008 to 12/31/2008	$19.67	$13.64	38,226
01/01/2009 to 12/31/2009	$13.64	$17.27	184,750
01/01/2010 to 12/31/2010	$17.27	$19.18	222,036
01/01/2011 to 12/31/2011	$19.18	$18.42	333,414
01/01/2012 to 12/31/2012	$18.42	$20.33	715,292
01/01/2013 to 12/31/2013	$20.33	$23.11	984,275
01/01/2014 to 12/31/2014	$23.11	$23.66	1,112,063
01/01/2015 to 10/16/2015	$23.66	$23.20	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$12.66	$13.99	353,469
01/01/2008 to 12/31/2008	$13.99	$7.77	264,224
01/01/2009 to 12/31/2009	$7.77	$10.24	214,622
01/01/2010 to 12/31/2010	$10.24	$13.49	285,989
01/01/2011 to 12/31/2011	$13.49	$11.64	339,489
01/01/2012 to 12/31/2012	$11.64	$13.89	662,024
01/01/2013 to 12/31/2013	$13.89	$19.43	878,841
01/01/2014 to 12/31/2014	$19.43	$20.26	1,058,177
01/01/2015 to 12/31/2015	$20.26	$20.39	1,095,306
01/01/2016 to 12/31/2016	$20.39	$21.82	1,095,490
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$20.39	$21.70	104,978
01/01/2008 to 12/31/2008	$21.70	$14.01	112,120
01/01/2009 to 12/31/2009	$14.01	$18.64	106,361
01/01/2010 to 12/31/2010	$18.64	$25.27	118,173
01/01/2011 to 12/31/2011	$25.27	$24.86	99,273
01/01/2012 to 12/31/2012	$24.86	$27.70	191,153
01/01/2013 to 12/31/2013	$27.70	$37.21	252,009
01/01/2014 to 12/31/2014	$37.21	$38.38	252,894
01/01/2015 to 12/31/2015	$38.38	$38.43	270,848
01/01/2016 to 12/31/2016	$38.43	$42.79	339,888

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$25.93	$24.32	347,488
01/01/2008 to 12/31/2008	$24.32	$16.98	321,504
01/01/2009 to 12/31/2009	$16.98	$21.43	245,898
01/01/2010 to 12/31/2010	$21.43	$26.82	207,114
01/01/2011 to 12/31/2011	$26.82	$25.05	258,889
01/01/2012 to 12/31/2012	$25.05	$29.41	610,153
01/01/2013 to 12/31/2013	$29.41	$40.15	755,633
01/01/2014 to 12/31/2014	$40.15	$41.99	805,379
01/01/2015 to 12/31/2015	$41.99	$39.92	803,339
01/01/2016 to 12/31/2016	$39.92	$51.24	730,558
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$26.93	$28.45	189,265
01/01/2008 to 12/31/2008	$28.45	$20.93	171,019
01/01/2009 to 12/31/2009	$20.93	$25.82	267,652
01/01/2010 to 12/31/2010	$25.82	$28.61	287,893
01/01/2011 to 12/31/2011	$28.61	$28.99	340,345
01/01/2012 to 12/31/2012	$28.99	$32.68	689,338
01/01/2013 to 12/31/2013	$32.68	$37.94	984,990
01/01/2014 to 12/31/2014	$37.94	$39.91	1,389,809
01/01/2015 to 12/31/2015	$39.91	$39.66	1,975,437
01/01/2016 to 12/31/2016	$39.66	$42.38	3,601,806
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$15.87	$15.20	433,808
01/01/2008 to 12/31/2008	$15.20	$8.78	314,575
01/01/2009 to 12/31/2009	$8.78	$10.79	289,654
01/01/2010 to 12/31/2010	$10.79	$12.14	249,180
01/01/2011 to 12/31/2011	$12.14	$11.87	271,796
01/01/2012 to 12/31/2012	$11.87	$13.82	637,939
01/01/2013 to 12/31/2013	$13.82	$17.81	823,536
01/01/2014 to 12/31/2014	$17.81	$19.02	903,510
01/01/2015 to 10/16/2015	$19.02	$17.77	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$16.35	$17.58	243,724
01/01/2008 to 12/31/2008	$17.58	$10.38	199,553
01/01/2009 to 12/31/2009	$10.38	$15.82	298,151
01/01/2010 to 12/31/2010	$15.82	$18.20	297,817
01/01/2011 to 12/31/2011	$18.20	$17.77	291,980
01/01/2012 to 12/31/2012	$17.77	$20.76	513,794
01/01/2013 to 12/31/2013	$20.76	$29.71	702,609
01/01/2014 to 12/31/2014	$29.71	$31.98	815,771
01/01/2015 to 12/31/2015	$31.98	$34.82	1,108,704
01/01/2016 to 12/31/2016	$34.82	$35.52	1,275,764

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$50.29	$70.20	197,973
01/01/2008 to 12/31/2008	$70.20	$34.88	129,286
01/01/2009 to 12/31/2009	$34.88	$51.76	127,896
01/01/2010 to 12/31/2010	$51.76	$61.94	135,627
01/01/2011 to 12/31/2011	$61.94	$52.36	113,019
01/01/2012 to 12/31/2012	$52.36	$53.90	197,579
01/01/2013 to 12/31/2013	$53.90	$61.79	214,813
01/01/2014 to 12/31/2014	$61.79	$56.25	246,794
01/01/2015 to 12/31/2015	$56.25	$45.13	243,343
01/01/2016 to 12/31/2016	$45.13	$55.87	268,555
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$15.44	$16.82	753,697
01/01/2008 to 12/31/2008	$16.82	$16.31	596,714
01/01/2009 to 12/31/2009	$16.31	$18.16	656,098
01/01/2010 to 12/31/2010	$18.16	$19.08	519,556
01/01/2011 to 12/31/2011	$19.08	$19.74	534,071
01/01/2012 to 12/31/2012	$19.74	$20.64	866,451
01/01/2013 to 12/31/2013	$20.64	$19.73	1,057,340
01/01/2014 to 12/31/2014	$19.73	$19.71	1,171,818
01/01/2015 to 12/31/2015	$19.71	$18.68	1,103,519
01/01/2016 to 12/31/2016	$18.68	$19.37	1,107,507
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$15.07	$15.15	351,045
01/01/2008 to 12/31/2008	$15.15	$9.44	322,089
01/01/2009 to 12/31/2009	$9.44	$11.09	290,914
01/01/2010 to 12/31/2010	$11.09	$12.38	257,415
01/01/2011 to 12/31/2011	$12.38	$12.24	227,771
01/01/2012 to 12/31/2012	$12.24	$13.79	438,321
01/01/2013 to 12/31/2013	$13.79	$18.45	515,533
01/01/2014 to 12/31/2014	$18.45	$18.61	500,642
01/01/2015 to 12/31/2015	$18.61	$17.37	492,716
01/01/2016 to 12/31/2016	$17.37	$18.32	539,391
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$14.18	$14.48	76,177
01/01/2008 to 12/31/2008	$14.48	$8.90	83,071
01/01/2009 to 12/31/2009	$8.90	$12.28	81,755
01/01/2010 to 12/31/2010	$12.28	$15.08	60,254
01/01/2011 to 12/31/2011	$15.08	$14.47	67,600
01/01/2012 to 12/31/2012	$14.47	$17.02	218,161
01/01/2013 to 12/31/2013	$17.02	$22.39	257,877
01/01/2014 to 12/31/2014	$22.39	$25.57	311,302
01/01/2015 to 12/31/2015	$25.57	$23.73	266,712
01/01/2016 to 12/31/2016	$23.73	$26.87	361,197

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.50	$12.52	119,072
01/01/2008 to 12/31/2008	$12.52	$7.17	109,310
01/01/2009 to 12/31/2009	$7.17	$9.15	143,627
01/01/2010 to 12/31/2010	$9.15	$10.42	177,034
01/01/2011 to 12/31/2011	$10.42	$10.00	216,577
01/01/2012 to 12/31/2012	$10.00	$11.02	596,164
01/01/2013 to 12/31/2013	$11.02	$13.20	1,095,380
01/01/2014 to 12/31/2014	$13.20	$13.83	1,402,528
01/01/2015 to 12/31/2015	$13.83	$13.66	1,473,627
01/01/2016 to 12/31/2016	$13.66	$14.45	2,482,243
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	0
01/01/2008 to 12/31/2008	$9.99	$9.41	107,796
01/01/2009 to 12/31/2009	$9.41	$10.44	93,700
01/01/2010 to 12/31/2010	$10.44	$11.18	232,193
01/01/2011 to 12/31/2011	$11.18	$11.77	465,616
01/01/2012 to 12/31/2012	$11.77	$12.61	845,235
01/01/2013 to 12/31/2013	$12.61	$12.35	772,270
01/01/2014 to 12/31/2014	$12.35	$13.15	1,243,823
01/01/2015 to 12/31/2015	$13.15	$13.22	1,531,862
01/01/2016 to 12/31/2016	$13.22	$13.81	2,469,176
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.42	13,747
01/01/2013 to 12/31/2013	$10.42	$9.51	31,671
01/01/2014 to 12/31/2014	$9.51	$9.58	58,298
01/01/2015 to 12/31/2015	$9.58	$9.23	49,794
01/01/2016 to 12/31/2016	$9.23	$10.14	52,495
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.71	$14.02	92,906
01/01/2008 to 12/31/2008	$14.02	$8.20	66,630
01/01/2009 to 12/31/2009	$8.20	$11.39	75,801
01/01/2010 to 07/16/2010	$11.39	$11.21	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.47	$19.96	124,848
01/01/2008 to 12/31/2008	$19.96	$11.60	104,738
01/01/2009 to 12/31/2009	$11.60	$13.36	93,797
01/01/2010 to 07/16/2010	$13.36	$12.76	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$10.84	$12.05	13,637
01/01/2008 to 12/31/2008	$12.05	$8.72	16,234
01/01/2009 to 12/31/2009	$8.72	$12.47	74,540
01/01/2010 to 07/16/2010	$12.47	$11.71	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$4.65	$4.88	33,437
01/01/2008 to 12/31/2008	$4.88	$2.73	18,489
01/01/2009 to 12/31/2009	$2.73	$3.49	9,104
01/01/2010 to 12/31/2010	$3.49	$4.12	5,973
01/01/2011 to 12/31/2011	$4.12	$3.65	11,511
01/01/2012 to 12/31/2012	$3.65	$4.13	30,629
01/01/2013 to 12/31/2013	$4.13	$5.37	29,722
01/01/2014 to 04/25/2014	$5.37	$5.56	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.69	10,986
01/01/2009 to 12/31/2009	$6.69	$8.64	243,261
01/01/2010 to 12/31/2010	$8.64	$9.47	334,148
01/01/2011 to 12/31/2011	$9.47	$9.25	585,799
01/01/2012 to 09/21/2012	$9.25	$10.44	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$17.96	$20.22	97,633
01/01/2008 to 12/31/2008	$20.22	$11.49	36,039
01/01/2009 to 12/31/2009	$11.49	$16.11	27,845
01/01/2010 to 12/31/2010	$16.11	$17.56	18,208
01/01/2011 to 12/31/2011	$17.56	$16.14	20,926
01/01/2012 to 12/31/2012	$16.14	$20.10	111,733
01/01/2013 to 12/31/2013	$20.10	$22.84	99,190
01/01/2014 to 04/25/2014	$22.84	$22.42	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.23	43,206
01/01/2012 to 04/27/2012	$8.23	$9.35	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.18	16,301
01/01/2012 to 12/31/2012	$9.18	$10.83	119,059
01/01/2013 to 12/31/2013	$10.83	$14.10	179,854
01/01/2014 to 12/31/2014	$14.10	$15.81	235,186
01/01/2015 to 12/31/2015	$15.81	$16.03	262,725
01/01/2016 to 12/31/2016	$16.03	$18.28	278,046
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$12.09	$13.48	107,103
01/01/2008 to 12/31/2008	$13.48	$6.95	72,963
01/01/2009 to 12/31/2009	$6.95	$9.84	46,177
01/01/2010 to 12/31/2010	$9.84	$12.10	76,251
01/01/2011 to 04/29/2011	$12.10	$13.52	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$18.15	$14.02	47,002
01/01/2008 to 12/31/2008	$14.02	$5.65	59,490
01/01/2009 to 12/31/2009	$5.65	$7.15	52,380
01/01/2010 to 12/31/2010	$7.15	$7.84	66,388
01/01/2011 to 04/29/2011	$7.84	$8.30	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$14.63	$16.26	114,917
01/01/2008 to 12/31/2008	$16.26	$11.53	91,348
01/01/2009 to 12/31/2009	$11.53	$14.63	54,042
01/01/2010 to 12/31/2010	$14.63	$15.30	47,264
01/01/2011 to 12/31/2011	$15.30	$15.80	38,715
01/01/2012 to 12/31/2012	$15.80	$18.98	105,051
01/01/2013 to 12/31/2013	$18.98	$26.50	141,248
01/01/2014 to 12/31/2014	$26.50	$31.51	177,897
01/01/2015 to 12/31/2015	$31.51	$32.29	177,262
01/01/2016 to 12/31/2016	$32.29	$28.41	155,110
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.83	88,471
01/01/2013 to 12/31/2013	$9.83	$13.39	148,359
01/01/2014 to 12/31/2014	$13.39	$14.37	127,514
01/01/2015 to 12/31/2015	$14.37	$14.45	133,202
01/01/2016 to 12/31/2016	$14.45	$14.46	116,451
Invesco V.I. Technology Fund - Series I
01/01/2007 to 12/31/2007	$5.98	$6.40	158,698
01/01/2008 to 12/31/2008	$6.40	$3.53	103,795
01/01/2009 to 12/31/2009	$3.53	$5.52	150,122
01/01/2010 to 12/31/2010	$5.52	$6.65	167,602
01/01/2011 to 12/31/2011	$6.65	$6.27	72,392
01/01/2012 to 12/31/2012	$6.27	$6.94	94,613
01/01/2013 to 12/31/2013	$6.94	$8.62	127,602
01/01/2014 to 12/31/2014	$8.62	$9.52	115,638
01/01/2015 to 12/31/2015	$9.52	$10.10	142,556
01/01/2016 to 12/31/2016	$10.10	$9.96	144,780
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$11.91	$14.41	1,392
01/01/2008 to 12/31/2008	$14.41	$7.03	427
01/01/2009 to 12/31/2009	$7.03	$8.17	3,249
01/01/2010 to 12/31/2010	$8.17	$10.58	16,972
01/01/2011 to 12/31/2011	$10.58	$10.65	1,249
01/01/2012 to 12/31/2012	$10.65	$11.95	14,825
01/01/2013 to 12/31/2013	$11.95	$17.67	16,281
01/01/2014 to 04/25/2014	$17.67	$17.66	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$20.03	$28.55	451,444
01/01/2008 to 12/31/2008	$28.55	$11.95	277,530
01/01/2009 to 12/31/2009	$11.95	$19.27	374,898
01/01/2010 to 12/31/2010	$19.27	$22.23	260,091
01/01/2011 to 12/31/2011	$22.23	$17.14	181,621
01/01/2012 to 12/31/2012	$17.14	$19.88	347,745
01/01/2013 to 12/31/2013	$19.88	$19.76	362,395
01/01/2014 to 12/31/2014	$19.76	$18.48	305,164
01/01/2015 to 12/31/2015	$18.48	$15.37	318,187
01/01/2016 to 08/05/2016	$15.37	$16.94	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.77	535,703
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$20.76	$30.47	216,739
01/01/2008 to 12/31/2008	$30.47	$14.89	119,027
01/01/2009 to 12/31/2009	$14.89	$22.80	105,129
01/01/2010 to 12/31/2010	$22.80	$25.81	64,976
01/01/2011 to 12/31/2011	$25.81	$18.72	36,742
01/01/2012 to 12/31/2012	$18.72	$21.47	69,246
01/01/2013 to 12/31/2013	$21.47	$24.53	75,828
01/01/2014 to 12/31/2014	$24.53	$23.99	68,176
01/01/2015 to 12/31/2015	$23.99	$21.60	67,296
01/01/2016 to 12/31/2016	$21.60	$21.59	59,498
ProFund VP Banks
01/01/2007 to 12/31/2007	$14.00	$10.11	77,170
01/01/2008 to 12/31/2008	$10.11	$5.33	79,380
01/01/2009 to 12/31/2009	$5.33	$5.08	13,216
01/01/2010 to 12/31/2010	$5.08	$5.46	26,509
01/01/2011 to 12/31/2011	$5.46	$3.98	64,401
01/01/2012 to 12/31/2012	$3.98	$5.27	79,600
01/01/2013 to 12/31/2013	$5.27	$6.99	54,459
01/01/2014 to 12/31/2014	$6.99	$7.66	151,473
01/01/2015 to 12/31/2015	$7.66	$7.58	127,458
01/01/2016 to 12/31/2016	$7.58	$9.28	252,087
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$14.23	$18.48	144,781
01/01/2008 to 12/31/2008	$18.48	$8.92	51,496
01/01/2009 to 12/31/2009	$8.92	$14.39	86,863
01/01/2010 to 12/31/2010	$14.39	$18.54	120,512
01/01/2011 to 12/31/2011	$18.54	$15.45	31,865
01/01/2012 to 12/31/2012	$15.45	$16.65	54,721
01/01/2013 to 12/31/2013	$16.65	$19.59	95,961
01/01/2014 to 12/31/2014	$19.59	$19.79	64,938
01/01/2015 to 12/31/2015	$19.79	$16.92	64,844
01/01/2016 to 12/31/2016	$16.92	$19.92	93,929
ProFund VP Bear
01/01/2007 to 12/31/2007	$8.39	$8.38	160,574
01/01/2008 to 12/31/2008	$8.38	$11.65	132,441
01/01/2009 to 12/31/2009	$11.65	$8.35	169,595
01/01/2010 to 12/31/2010	$8.35	$6.82	157,509
01/01/2011 to 12/31/2011	$6.82	$6.17	92,863
01/01/2012 to 12/31/2012	$6.17	$5.11	137,439
01/01/2013 to 12/31/2013	$5.11	$3.73	355,838
01/01/2014 to 12/31/2014	$3.73	$3.18	231,199
01/01/2015 to 12/31/2015	$3.18	$3.00	188,249
01/01/2016 to 12/31/2016	$3.00	$2.59	198,391

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2007 to 12/31/2007	$8.94	$8.78	90,864
01/01/2008 to 12/31/2008	$8.78	$8.88	63,099
01/01/2009 to 12/31/2009	$8.88	$9.15	25,851
01/01/2010 to 12/31/2010	$9.15	$9.56	21,825
01/01/2011 to 12/31/2011	$9.56	$10.12	22,081
01/01/2012 to 12/31/2012	$10.12	$14.15	73,076
01/01/2013 to 12/31/2013	$14.15	$23.67	107,333
01/01/2014 to 12/31/2014	$23.67	$30.51	133,431
01/01/2015 to 12/31/2015	$30.51	$31.31	129,864
01/01/2016 to 12/31/2016	$31.31	$26.29	106,852
ProFund VP Bull
01/01/2007 to 12/31/2007	$12.47	$12.83	453,952
01/01/2008 to 12/31/2008	$12.83	$7.95	385,793
01/01/2009 to 12/31/2009	$7.95	$9.82	348,697
01/01/2010 to 12/31/2010	$9.82	$10.98	197,958
01/01/2011 to 12/31/2011	$10.98	$10.91	239,253
01/01/2012 to 12/31/2012	$10.91	$12.34	393,941
01/01/2013 to 12/31/2013	$12.34	$15.91	397,809
01/01/2014 to 12/31/2014	$15.91	$17.62	760,993
01/01/2015 to 12/31/2015	$17.62	$17.42	423,471
01/01/2016 to 12/31/2016	$17.42	$18.98	355,667
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$11.79	$12.60	98,869
01/01/2008 to 12/31/2008	$12.60	$9.18	50,556
01/01/2009 to 12/31/2009	$9.18	$11.08	30,221
01/01/2010 to 12/31/2010	$11.08	$12.92	14,175
01/01/2011 to 12/31/2011	$12.92	$13.73	47,536
01/01/2012 to 12/31/2012	$13.73	$15.12	62,051
01/01/2013 to 12/31/2013	$15.12	$19.30	60,904
01/01/2014 to 12/31/2014	$19.30	$21.13	79,124
01/01/2015 to 12/31/2015	$21.13	$21.87	87,237
01/01/2016 to 12/31/2016	$21.87	$22.50	68,573
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$10.35	$9.44	3,176
01/01/2008 to 12/31/2008	$9.44	$6.43	28,031
01/01/2009 to 12/31/2009	$6.43	$8.36	15,824
01/01/2010 to 12/31/2010	$8.36	$10.08	41,369
01/01/2011 to 12/31/2011	$10.08	$10.57	29,476
01/01/2012 to 12/31/2012	$10.57	$12.82	33,687
01/01/2013 to 12/31/2013	$12.82	$17.81	92,785
01/01/2014 to 12/31/2014	$17.81	$19.90	58,099
01/01/2015 to 12/31/2015	$19.90	$20.70	100,543
01/01/2016 to 12/31/2016	$20.70	$21.43	58,701

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$11.59	$13.19	238,121
01/01/2008 to 12/31/2008	$13.19	$7.34	137,834
01/01/2009 to 12/31/2009	$7.34	$9.65	228,971
01/01/2010 to 12/31/2010	$9.65	$9.84	216,942
01/01/2011 to 12/31/2011	$9.84	$8.90	93,529
01/01/2012 to 12/31/2012	$8.90	$10.31	183,383
01/01/2013 to 12/31/2013	$10.31	$12.46	264,298
01/01/2014 to 12/31/2014	$12.46	$11.31	215,221
01/01/2015 to 12/31/2015	$11.31	$10.02	198,350
01/01/2016 to 12/31/2016	$10.02	$10.73	197,132
ProFund VP Financials
01/01/2007 to 12/31/2007	$13.28	$10.67	96,858
01/01/2008 to 12/31/2008	$10.67	$5.24	11,366
01/01/2009 to 12/31/2009	$5.24	$5.99	7,431
01/01/2010 to 12/31/2010	$5.99	$6.60	40,821
01/01/2011 to 12/31/2011	$6.60	$5.65	100,821
01/01/2012 to 12/31/2012	$5.65	$7.01	114,186
01/01/2013 to 12/31/2013	$7.01	$9.19	186,474
01/01/2014 to 12/31/2014	$9.19	$10.31	181,847
01/01/2015 to 12/31/2015	$10.31	$10.09	195,122
01/01/2016 to 12/31/2016	$10.09	$11.56	188,858
ProFund VP Health Care
01/01/2007 to 12/31/2007	$9.45	$10.01	159,903
01/01/2008 to 12/31/2008	$10.01	$7.53	85,439
01/01/2009 to 12/31/2009	$7.53	$8.94	96,701
01/01/2010 to 12/31/2010	$8.94	$9.14	64,312
01/01/2011 to 12/31/2011	$9.14	$10.00	62,877
01/01/2012 to 12/31/2012	$10.00	$11.66	128,314
01/01/2013 to 12/31/2013	$11.66	$16.19	207,388
01/01/2014 to 12/31/2014	$16.19	$19.89	270,049
01/01/2015 to 12/31/2015	$19.89	$20.76	284,139
01/01/2016 to 12/31/2016	$20.76	$19.79	224,976
ProFund VP Industrials
01/01/2007 to 12/31/2007	$12.93	$14.35	33,623
01/01/2008 to 12/31/2008	$14.35	$8.48	47,228
01/01/2009 to 12/31/2009	$8.48	$10.46	33,037
01/01/2010 to 12/31/2010	$10.46	$12.86	38,388
01/01/2011 to 12/31/2011	$12.86	$12.55	21,421
01/01/2012 to 12/31/2012	$12.55	$14.44	21,050
01/01/2013 to 12/31/2013	$14.44	$19.82	50,850
01/01/2014 to 12/31/2014	$19.82	$20.79	43,236
01/01/2015 to 12/31/2015	$20.79	$19.95	41,542
01/01/2016 to 12/31/2016	$19.95	$23.30	63,562

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
01/01/2007 to 12/31/2007	$19.75	$21.62	14,734
01/01/2008 to 12/31/2008	$21.62	$11.85	2,967
01/01/2009 to 12/31/2009	$11.85	$20.87	26,581
01/01/2010 to 12/31/2010	$20.87	$28.05	29,749
01/01/2011 to 12/31/2011	$28.05	$25.95	3,903
01/01/2012 to 12/31/2012	$25.95	$30.87	15,792
01/01/2013 to 12/31/2013	$30.87	$46.53	27,156
01/01/2014 to 12/31/2014	$46.53	$46.75	21,065
01/01/2015 to 12/31/2015	$46.75	$55.89	41,075
01/01/2016 to 12/31/2016	$55.89	$58.60	24,263
ProFund VP Japan
01/01/2007 to 12/31/2007	$15.21	$13.60	114,157
01/01/2008 to 12/31/2008	$13.60	$8.00	87,692
01/01/2009 to 12/31/2009	$8.00	$8.76	71,295
01/01/2010 to 12/31/2010	$8.76	$8.14	79,399
01/01/2011 to 12/31/2011	$8.14	$6.59	56,188
01/01/2012 to 12/31/2012	$6.59	$8.04	96,223
01/01/2013 to 12/31/2013	$8.04	$11.85	121,931
01/01/2014 to 12/31/2014	$11.85	$12.15	97,188
01/01/2015 to 12/31/2015	$12.15	$12.77	138,612
01/01/2016 to 12/31/2016	$12.77	$12.74	95,620
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.29	$11.99	325,310
01/01/2008 to 12/31/2008	$11.99	$7.68	142,795
01/01/2009 to 12/31/2009	$7.68	$9.90	134,679
01/01/2010 to 12/31/2010	$9.90	$11.13	110,087
01/01/2011 to 12/31/2011	$11.13	$11.41	73,498
01/01/2012 to 12/31/2012	$11.41	$12.78	132,986
01/01/2013 to 12/31/2013	$12.78	$16.59	222,473
01/01/2014 to 12/31/2014	$16.59	$18.61	289,356
01/01/2015 to 12/31/2015	$18.61	$19.18	250,498
01/01/2016 to 12/31/2016	$19.18	$20.01	202,866
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.53	$12.46	289,042
01/01/2008 to 12/31/2008	$12.46	$7.37	296,410
01/01/2009 to 12/31/2009	$7.37	$8.75	120,009
01/01/2010 to 12/31/2010	$8.75	$9.81	153,722
01/01/2011 to 12/31/2011	$9.81	$9.62	104,799
01/01/2012 to 12/31/2012	$9.62	$11.04	162,295
01/01/2013 to 12/31/2013	$11.04	$14.24	134,528
01/01/2014 to 12/31/2014	$14.24	$15.63	265,861
01/01/2015 to 12/31/2015	$15.63	$14.79	194,928
01/01/2016 to 12/31/2016	$14.79	$16.97	202,387

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$12.41	$13.78	108,048
01/01/2008 to 12/31/2008	$13.78	$8.38	125,598
01/01/2009 to 12/31/2009	$8.38	$11.51	97,535
01/01/2010 to 12/31/2010	$11.51	$14.68	133,506
01/01/2011 to 12/31/2011	$14.68	$14.17	115,872
01/01/2012 to 12/31/2012	$14.17	$16.24	162,542
01/01/2013 to 12/31/2013	$16.24	$21.06	174,753
01/01/2014 to 12/31/2014	$21.06	$22.16	163,134
01/01/2015 to 12/31/2015	$22.16	$22.07	186,057
01/01/2016 to 12/31/2016	$22.07	$24.75	164,683
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$14.46	$14.51	150,294
01/01/2008 to 12/31/2008	$14.51	$9.18	89,722
01/01/2009 to 12/31/2009	$9.18	$11.94	51,593
01/01/2010 to 12/31/2010	$11.94	$14.29	86,221
01/01/2011 to 12/31/2011	$14.29	$13.64	108,559
01/01/2012 to 12/31/2012	$13.64	$15.79	120,789
01/01/2013 to 12/31/2013	$15.79	$20.74	193,984
01/01/2014 to 12/31/2014	$20.74	$22.70	148,093
01/01/2015 to 12/31/2015	$22.70	$20.70	106,849
01/01/2016 to 12/31/2016	$20.70	$25.57	170,877
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$5.81	$6.78	511,665
01/01/2008 to 12/31/2008	$6.78	$3.88	246,969
01/01/2009 to 12/31/2009	$3.88	$5.86	239,318
01/01/2010 to 12/31/2010	$5.86	$6.88	194,817
01/01/2011 to 12/31/2011	$6.88	$6.93	174,746
01/01/2012 to 12/31/2012	$6.93	$8.01	237,480
01/01/2013 to 12/31/2013	$8.01	$10.68	457,085
01/01/2014 to 12/31/2014	$10.68	$12.41	428,820
01/01/2015 to 12/31/2015	$12.41	$13.25	419,427
01/01/2016 to 12/31/2016	$13.25	$13.86	274,058
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$18.61	$24.50	179,791
01/01/2008 to 12/31/2008	$24.50	$15.35	161,700
01/01/2009 to 12/31/2009	$15.35	$17.61	93,722
01/01/2010 to 12/31/2010	$17.61	$20.60	90,486
01/01/2011 to 12/31/2011	$20.60	$20.93	65,808
01/01/2012 to 12/31/2012	$20.93	$21.39	117,969
01/01/2013 to 12/31/2013	$21.39	$26.37	142,506
01/01/2014 to 12/31/2014	$26.37	$23.35	164,063
01/01/2015 to 12/31/2015	$23.35	$17.78	230,957
01/01/2016 to 12/31/2016	$17.78	$21.93	227,441

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$8.68	$8.83	19,524
01/01/2008 to 12/31/2008	$8.83	$7.06	29,645
01/01/2009 to 12/31/2009	$7.06	$8.20	63,349
01/01/2010 to 12/31/2010	$8.20	$8.18	20,260
01/01/2011 to 12/31/2011	$8.18	$9.44	45,320
01/01/2012 to 12/31/2012	$9.44	$10.49	60,941
01/01/2013 to 12/31/2013	$10.49	$13.72	55,848
01/01/2014 to 12/31/2014	$13.72	$16.27	92,394
01/01/2015 to 12/31/2015	$16.27	$16.88	117,398
01/01/2016 to 12/31/2016	$16.88	$16.15	68,933
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$16.19	$19.70	278,711
01/01/2008 to 12/31/2008	$19.70	$13.55	600,392
01/01/2009 to 12/31/2009	$13.55	$18.22	363,944
01/01/2010 to 12/31/2010	$18.22	$24.06	262,730
01/01/2011 to 12/31/2011	$24.06	$19.31	177,602
01/01/2012 to 12/31/2012	$19.31	$16.39	298,418
01/01/2013 to 12/31/2013	$16.39	$10.11	326,483
01/01/2014 to 12/31/2014	$10.11	$7.64	475,057
01/01/2015 to 12/31/2015	$7.64	$5.10	760,919
01/01/2016 to 12/31/2016	$5.10	$7.89	574,072
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$25.14	$20.08	24,481
01/01/2008 to 12/31/2008	$20.08	$11.72	10,163
01/01/2009 to 12/31/2009	$11.72	$14.89	24,836
01/01/2010 to 12/31/2010	$14.89	$18.44	29,882
01/01/2011 to 12/31/2011	$18.44	$19.19	33,480
01/01/2012 to 12/31/2012	$19.19	$22.34	61,378
01/01/2013 to 12/31/2013	$22.34	$22.22	70,779
01/01/2014 to 12/31/2014	$22.22	$27.60	110,898
01/01/2015 to 12/31/2015	$27.60	$27.51	101,839
01/01/2016 to 12/31/2016	$27.51	$28.89	74,741
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$6.82	$6.42	211,288
01/01/2008 to 12/31/2008	$6.42	$3.96	414,255
01/01/2009 to 12/31/2009	$3.96	$5.20	156,158
01/01/2010 to 12/31/2010	$5.20	$4.33	355,164
01/01/2011 to 12/31/2011	$4.33	$2.69	158,578
01/01/2012 to 12/31/2012	$2.69	$2.49	587,817
01/01/2013 to 12/31/2013	$2.49	$2.88	675,015
01/01/2014 to 12/31/2014	$2.88	$2.00	1,232,465
01/01/2015 to 12/31/2015	$2.00	$1.95	753,860
01/01/2016 to 12/31/2016	$1.95	$1.84	551,666

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
01/01/2007 to 12/31/2007	$7.32	$7.79	139,175
01/01/2008 to 12/31/2008	$7.79	$3.88	999
01/01/2009 to 12/31/2009	$3.88	$6.33	71,678
01/01/2010 to 12/31/2010	$6.33	$7.07	17,479
01/01/2011 to 12/31/2011	$7.07	$6.75	7,263
01/01/2012 to 12/31/2012	$6.75	$6.42	31,526
01/01/2013 to 12/31/2013	$6.42	$8.52	20,934
01/01/2014 to 12/31/2014	$8.52	$11.39	47,528
01/01/2015 to 12/31/2015	$11.39	$10.99	49,386
01/01/2016 to 12/31/2016	$10.99	$13.94	69,965
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.36	$8.07	6,106
01/01/2008 to 12/31/2008	$8.07	$10.57	54,520
01/01/2009 to 12/31/2009	$10.57	$6.78	14,254
01/01/2010 to 12/31/2010	$6.78	$5.00	4,659
01/01/2011 to 12/31/2011	$5.00	$4.56	136,521
01/01/2012 to 12/31/2012	$4.56	$3.67	100,195
01/01/2013 to 12/31/2013	$3.67	$2.64	12,164
01/01/2014 to 12/31/2014	$2.64	$2.29	40,123
01/01/2015 to 12/31/2015	$2.29	$2.24	24,945
01/01/2016 to 12/31/2016	$2.24	$1.78	29,667
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.98	$5.25	59,572
01/01/2008 to 12/31/2008	$5.25	$7.73	28,572
01/01/2009 to 12/31/2009	$7.73	$4.56	33,818
01/01/2010 to 12/31/2010	$4.56	$3.57	65,376
01/01/2011 to 12/31/2011	$3.57	$3.18	164,361
01/01/2012 to 12/31/2012	$3.18	$2.56	60,242
01/01/2013 to 12/31/2013	$2.56	$1.80	76,359
01/01/2014 to 12/31/2014	$1.80	$1.44	48,202
01/01/2015 to 12/31/2015	$1.44	$1.24	72,141
01/01/2016 to 12/31/2016	$1.24	$1.11	181,490
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$8.07	$8.38	28,374
01/01/2008 to 12/31/2008	$8.38	$10.34	61,805
01/01/2009 to 12/31/2009	$10.34	$6.94	338,038
01/01/2010 to 12/31/2010	$6.94	$4.90	85,166
01/01/2011 to 12/31/2011	$4.90	$4.43	182,665
01/01/2012 to 12/31/2012	$4.43	$3.56	322,040
01/01/2013 to 12/31/2013	$3.56	$2.43	25,593
01/01/2014 to 12/31/2014	$2.43	$2.20	54,092
01/01/2015 to 12/31/2015	$2.20	$2.16	46,092
01/01/2016 to 12/31/2016	$2.16	$1.69	62,604

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$14.19	$14.67	55,924
01/01/2008 to 12/31/2008	$14.67	$9.61	185,844
01/01/2009 to 12/31/2009	$9.61	$12.05	72,319
01/01/2010 to 12/31/2010	$12.05	$15.05	164,770
01/01/2011 to 12/31/2011	$15.05	$15.15	77,109
01/01/2012 to 12/31/2012	$15.15	$16.93	95,690
01/01/2013 to 12/31/2013	$16.93	$23.61	246,118
01/01/2014 to 12/31/2014	$23.61	$23.97	137,811
01/01/2015 to 12/31/2015	$23.97	$24.09	168,091
01/01/2016 to 12/31/2016	$24.09	$28.78	146,587
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$13.74	$12.67	78,556
01/01/2008 to 12/31/2008	$12.67	$8.72	69,194
01/01/2009 to 12/31/2009	$8.72	$10.43	28,683
01/01/2010 to 12/31/2010	$10.43	$12.66	38,292
01/01/2011 to 12/31/2011	$12.66	$12.06	81,938
01/01/2012 to 12/31/2012	$12.06	$13.92	112,333
01/01/2013 to 12/31/2013	$13.92	$19.03	133,615
01/01/2014 to 12/31/2014	$19.03	$20.01	104,867
01/01/2015 to 12/31/2015	$20.01	$18.23	94,036
01/01/2016 to 12/31/2016	$18.23	$23.33	151,586
ProFund VP Technology
01/01/2007 to 12/31/2007	$5.43	$6.18	147,187
01/01/2008 to 12/31/2008	$6.18	$3.41	67,686
01/01/2009 to 12/31/2009	$3.41	$5.48	140,984
01/01/2010 to 12/31/2010	$5.48	$6.03	110,846
01/01/2011 to 12/31/2011	$6.03	$5.90	106,317
01/01/2012 to 12/31/2012	$5.90	$6.47	119,530
01/01/2013 to 12/31/2013	$6.47	$8.05	98,883
01/01/2014 to 12/31/2014	$8.05	$9.44	151,597
01/01/2015 to 12/31/2015	$9.44	$9.61	202,812
01/01/2016 to 12/31/2016	$9.61	$10.72	168,876
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$6.38	$6.87	82,751
01/01/2008 to 12/31/2008	$6.87	$4.48	113,728
01/01/2009 to 12/31/2009	$4.48	$4.77	11,577
01/01/2010 to 12/31/2010	$4.77	$5.49	95,233
01/01/2011 to 12/31/2011	$5.49	$5.55	8,340
01/01/2012 to 12/31/2012	$5.55	$6.43	61,052
01/01/2013 to 12/31/2013	$6.43	$7.16	49,347
01/01/2014 to 12/31/2014	$7.16	$7.15	66,854
01/01/2015 to 12/31/2015	$7.15	$7.21	65,108
01/01/2016 to 12/31/2016	$7.21	$8.72	139,094

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$12.44	$13.61	339,646
01/01/2008 to 12/31/2008	$13.61	$20.24	201,150
01/01/2009 to 12/31/2009	$20.24	$13.55	138,066
01/01/2010 to 12/31/2010	$13.55	$14.82	92,703
01/01/2011 to 12/31/2011	$14.82	$21.13	99,876
01/01/2012 to 12/31/2012	$21.13	$21.20	127,132
01/01/2013 to 12/31/2013	$21.20	$17.04	127,113
01/01/2014 to 12/31/2014	$17.04	$23.09	199,538
01/01/2015 to 12/31/2015	$23.09	$21.64	124,443
01/01/2016 to 12/31/2016	$21.64	$21.43	109,120
ProFund VP UltraBull
01/01/2007 to 12/31/2007	$10.53	$10.55	268,096
01/01/2008 to 12/31/2008	$10.55	$3.42	634,913
01/01/2009 to 12/31/2009	$3.42	$4.91	139,898
01/01/2010 to 12/31/2010	$4.91	$5.96	55,751
01/01/2011 to 12/31/2011	$5.96	$5.63	270,540
01/01/2012 to 12/31/2012	$5.63	$7.22	80,003
01/01/2013 to 12/31/2013	$7.22	$12.05	217,693
01/01/2014 to 12/31/2014	$12.05	$14.75	148,741
01/01/2015 to 12/31/2015	$14.75	$14.23	127,196
01/01/2016 to 12/31/2016	$14.23	$16.77	93,818
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$15.87	$16.70	40,495
01/01/2008 to 12/31/2008	$16.70	$5.40	30,204
01/01/2009 to 12/31/2009	$5.40	$8.89	77,657
01/01/2010 to 12/31/2010	$8.89	$13.22	71,553
01/01/2011 to 12/31/2011	$13.22	$11.34	47,030
01/01/2012 to 12/31/2012	$11.34	$14.93	50,522
01/01/2013 to 12/31/2013	$14.93	$25.30	82,594
01/01/2014 to 12/31/2014	$25.30	$29.00	86,748
01/01/2015 to 12/31/2015	$29.00	$26.17	95,014
01/01/2016 to 12/31/2016	$26.17	$35.86	103,555
ProFund VP UltraNASDAQ-100
01/01/2007 to 12/31/2007	$1.36	$1.74	2,571,465
01/01/2008 to 12/31/2008	$1.74	$0.47	2,361,022
01/01/2009 to 12/31/2009	$0.47	$1.03	1,560,904
01/01/2010 to 12/31/2010	$1.03	$1.38	1,434,255
01/01/2011 to 12/31/2011	$1.38	$1.35	544,887
01/01/2012 to 12/31/2012	$1.35	$1.80	1,001,085
01/01/2013 to 12/31/2013	$1.80	$3.20	2,805,778
01/01/2014 to 12/31/2014	$3.20	$4.31	3,540,961
01/01/2015 to 12/31/2015	$4.31	$4.87	3,654,654
01/01/2016 to 12/31/2016	$4.87	$5.26	3,100,750

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraSmall-Cap
01/01/2007 to 12/31/2007	$15.53	$13.40	63,150
01/01/2008 to 12/31/2008	$13.40	$4.50	95,466
01/01/2009 to 12/31/2009	$4.50	$6.27	126,689
01/01/2010 to 12/31/2010	$6.27	$9.24	126,225
01/01/2011 to 12/31/2011	$9.24	$7.45	74,940
01/01/2012 to 12/31/2012	$7.45	$9.59	85,808
01/01/2013 to 12/31/2013	$9.59	$17.79	98,985
01/01/2014 to 12/31/2014	$17.79	$18.62	69,753
01/01/2015 to 12/31/2015	$18.62	$16.10	88,254
01/01/2016 to 12/31/2016	$16.10	$22.33	116,281
ProFund VP Utilities
01/01/2007 to 12/31/2007	$11.93	$13.72	337,671
01/01/2008 to 12/31/2008	$13.72	$9.45	124,740
01/01/2009 to 12/31/2009	$9.45	$10.39	50,448
01/01/2010 to 12/31/2010	$10.39	$10.94	85,330
01/01/2011 to 12/31/2011	$10.94	$12.77	80,910
01/01/2012 to 12/31/2012	$12.77	$12.71	122,282
01/01/2013 to 12/31/2013	$12.71	$14.31	139,022
01/01/2014 to 12/31/2014	$14.31	$17.89	230,133
01/01/2015 to 12/31/2015	$17.89	$16.64	145,740
01/01/2016 to 12/31/2016	$16.64	$19.02	166,540
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.65	$17.40	70,733
01/01/2008 to 12/31/2008	$17.40	$8.59	36,984
01/01/2009 to 12/31/2009	$8.59	$11.71	31,437
01/01/2010 to 12/31/2010	$11.71	$13.26	26,798
01/01/2011 to 12/31/2011	$13.26	$11.21	44,419
01/01/2012 to 12/31/2012	$11.21	$13.63	47,487
01/01/2013 to 12/31/2013	$13.63	$16.10	59,473
01/01/2014 to 12/31/2014	$16.10	$15.08	59,533
01/01/2015 to 12/31/2015	$15.08	$15.48	69,852
01/01/2016 to 12/31/2016	$15.48	$14.83	43,276
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$9.11	$9.12	0
01/01/2008 to 12/31/2008	$9.12	$12.62	0
01/01/2009 to 12/31/2009	$12.62	$9.08	0
01/01/2010 to 12/31/2010	$9.08	$7.49	0
01/01/2011 to 12/31/2011	$7.49	$6.77	0
01/01/2012 to 12/31/2012	$6.77	$5.59	0
01/01/2013 to 12/31/2013	$5.59	$4.08	0
01/01/2014 to 12/31/2014	$4.08	$3.47	0
01/01/2015 to 12/31/2015	$3.47	$3.29	0
01/01/2016 to 12/31/2016	$3.29	$2.88	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$6.83	$7.99	19,450
01/01/2008 to 12/31/2008	$7.99	$4.61	17,452
01/01/2009 to 12/31/2009	$4.61	$6.97	14,083
01/01/2010 to 12/31/2010	$6.97	$8.20	8,490
01/01/2011 to 12/31/2011	$8.20	$8.32	8,502
01/01/2012 to 12/31/2012	$8.32	$9.65	8,499
01/01/2013 to 12/31/2013	$9.65	$12.91	8,502
01/01/2014 to 12/31/2014	$12.91	$15.07	6,749
01/01/2015 to 12/31/2015	$15.07	$16.20	2,132
01/01/2016 to 12/31/2016	$16.20	$17.06	2,134
Rydex VT Nova
01/01/2007 to 12/31/2007	$8.05	$8.09	19,304
01/01/2008 to 12/31/2008	$8.09	$3.66	17,442
01/01/2009 to 12/31/2009	$3.66	$4.92	17,400
01/01/2010 to 12/31/2010	$4.92	$5.87	17,364
01/01/2011 to 12/31/2011	$5.87	$5.76	17,338
01/01/2012 to 12/31/2012	$5.76	$7.00	17,304
01/01/2013 to 12/31/2013	$7.00	$10.36	17,269
01/01/2014 to 12/31/2014	$10.36	$12.20	17,101
01/01/2015 to 12/31/2015	$12.20	$12.04	1,612
01/01/2016 to 12/31/2016	$12.04	$13.84	962
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$11.44	$11.85	1,043
01/01/2008 to 12/31/2008	$11.85	$8.48	1,975
01/01/2009 to 12/31/2009	$8.48	$9.59	2,733
01/01/2010 to 12/31/2010	$9.59	$11.36	3,272
01/01/2011 to 12/31/2011	$11.36	$12.26	83,472
01/01/2012 to 12/31/2012	$12.26	$13.33	21,151
01/01/2013 to 12/31/2013	$13.33	$18.83	42,138
01/01/2014 to 04/25/2014	$18.83	$18.63	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$13.46	$14.63	53,518
01/01/2008 to 12/31/2008	$14.63	$8.02	48,267
01/01/2009 to 12/31/2009	$8.02	$9.01	15,526
01/01/2010 to 12/31/2010	$9.01	$10.66	15,340
01/01/2011 to 12/31/2011	$10.66	$10.41	4,468
01/01/2012 to 12/31/2012	$10.41	$11.69	48,547
01/01/2013 to 12/31/2013	$11.69	$15.77	85,974
01/01/2014 to 04/25/2014	$15.77	$15.72	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$12.66	$12.66	3,312
01/01/2008 to 12/31/2008	$12.66	$8.99	1,694
01/01/2009 to 12/31/2009	$8.99	$10.18	0
01/01/2010 to 12/31/2010	$10.18	$11.80	0
01/01/2011 to 12/31/2011	$11.80	$12.63	886
01/01/2012 to 12/31/2012	$12.63	$13.90	21,021
01/01/2013 to 12/31/2013	$13.90	$18.07	27,715
01/01/2014 to 04/25/2014	$18.07	$17.85	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.53	$11.59	39,045
01/01/2008 to 12/31/2008	$11.59	$6.84	43,892
01/01/2009 to 12/31/2009	$6.84	$7.76	63,549
01/01/2010 to 12/31/2010	$7.76	$8.98	42,418
01/01/2011 to 12/31/2011	$8.98	$9.46	63,637
01/01/2012 to 12/31/2012	$9.46	$9.92	86,211
01/01/2013 to 12/31/2013	$9.92	$12.63	139,857
01/01/2014 to 04/25/2014	$12.63	$13.10	0
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$15.40	$18.09	20,913
01/01/2008 to 12/31/2008	$18.09	$8.12	7,104
01/01/2009 to 12/31/2009	$8.12	$8.64	6,488
01/01/2010 to 12/31/2010	$8.64	$11.20	3,149
01/01/2011 to 12/31/2011	$11.20	$8.38	4,960
01/01/2012 to 12/31/2012	$8.38	$10.10	28,535
01/01/2013 to 12/31/2013	$10.10	$13.19	46,181
01/01/2014 to 04/25/2014	$13.19	$14.12	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$11.72	$11.51	12,698
01/01/2008 to 12/31/2008	$11.51	$7.43	14,148
01/01/2009 to 12/31/2009	$7.43	$9.52	53,814
01/01/2010 to 07/16/2010	$9.52	$9.17	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$21.91	$22.37	25,014
01/01/2008 to 12/31/2008	$22.37	$14.12	22,204
01/01/2009 to 12/31/2009	$14.12	$16.40	20,138
01/01/2010 to 07/16/2010	$16.40	$15.84	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.78	$15.53	61,109
01/01/2011 to 12/31/2011	$15.53	$13.45	59,727
01/01/2012 to 12/31/2012	$13.45	$15.19	99,237
01/01/2013 to 12/31/2013	$15.19	$18.10	111,142
01/01/2014 to 12/31/2014	$18.10	$17.03	110,933
01/01/2015 to 12/31/2015	$17.03	$17.31	166,509
01/01/2016 to 12/31/2016	$17.31	$17.76	147,868
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$15.84	$18.54	48,608
01/01/2011 to 12/31/2011	$18.54	$18.02	29,630
01/01/2012 to 12/31/2012	$18.02	$21.39	56,514
01/01/2013 to 12/31/2013	$21.39	$27.70	52,108
01/01/2014 to 12/31/2014	$27.70	$30.35	49,494
01/01/2015 to 12/31/2015	$30.35	$30.00	51,549
01/01/2016 to 04/29/2016	$30.00	$30.13	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$11.71	$14.84	75,872
01/01/2011 to 12/31/2011	$14.84	$13.96	64,788
01/01/2012 to 12/31/2012	$13.96	$16.74	118,310
01/01/2013 to 12/31/2013	$16.74	$23.32	126,037
01/01/2014 to 12/31/2014	$23.32	$24.12	114,255
01/01/2015 to 12/31/2015	$24.12	$24.35	106,941
01/01/2016 to 12/31/2016	$24.35	$24.38	86,987
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.31	67,031
01/01/2011 to 12/31/2011	$12.31	$11.70	54,069
01/01/2012 to 12/31/2012	$11.70	$12.56	80,840
01/01/2013 to 12/31/2013	$12.56	$18.79	81,681
01/01/2014 to 12/31/2014	$18.79	$18.35	91,566
01/01/2015 to 12/31/2015	$18.35	$17.75	109,834
01/01/2016 to 12/31/2016	$17.75	$19.07	106,228
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (2.05%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.22	3,365,059
01/01/2010 to 12/31/2010	$12.22	$13.40	5,268,356
01/01/2011 to 12/31/2011	$13.40	$12.78	4,442,063
01/01/2012 to 12/31/2012	$12.78	$14.09	4,578,694
01/01/2013 to 12/31/2013	$14.09	$15.17	4,010,416
01/01/2014 to 12/31/2014	$15.17	$15.43	3,564,839
01/01/2015 to 12/31/2015	$15.43	$14.63	2,722,140
01/01/2016 to 12/31/2016	$14.63	$15.24	2,402,817
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.41	1,820,120
01/01/2010 to 12/31/2010	$12.41	$13.83	2,767,854
01/01/2011 to 12/31/2011	$13.83	$13.56	2,216,060
01/01/2012 to 12/31/2012	$13.56	$15.09	2,607,360
01/01/2013 to 12/31/2013	$15.09	$17.23	2,524,109
01/01/2014 to 12/31/2014	$17.23	$17.91	2,227,707
01/01/2015 to 12/31/2015	$17.91	$17.68	1,952,226
01/01/2016 to 12/31/2016	$17.68	$18.55	1,773,743
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.46	191,964
01/01/2010 to 12/31/2010	$12.46	$13.90	262,897
01/01/2011 to 12/31/2011	$13.90	$14.10	199,823
01/01/2012 to 05/04/2012	$14.10	$15.30	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.61	0
01/01/2014 to 12/31/2014	$11.61	$12.86	0
01/01/2015 to 12/31/2015	$12.86	$12.82	0
01/01/2016 to 12/31/2016	$12.82	$13.90	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.04	4,105,360
01/01/2010 to 12/31/2010	$12.04	$13.25	6,540,463
01/01/2011 to 12/31/2011	$13.25	$12.82	5,259,707
01/01/2012 to 12/31/2012	$12.82	$14.12	5,738,680
01/01/2013 to 12/31/2013	$14.12	$16.27	5,800,649
01/01/2014 to 12/31/2014	$16.27	$16.98	5,432,988
01/01/2015 to 12/31/2015	$16.98	$16.71	4,883,532
01/01/2016 to 12/31/2016	$16.71	$17.40	4,511,969

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.14	60,919
01/01/2012 to 12/31/2012	$9.14	$10.02	181,581
01/01/2013 to 12/31/2013	$10.02	$10.88	254,891
01/01/2014 to 12/31/2014	$10.88	$11.18	268,384
01/01/2015 to 12/31/2015	$11.18	$10.62	210,251
01/01/2016 to 12/31/2016	$10.62	$11.13	192,469
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.47	18,219
01/01/2014 to 12/31/2014	$10.47	$10.62	32,423
01/01/2015 to 12/31/2015	$10.62	$10.43	32,718
01/01/2016 to 12/31/2016	$10.43	$10.87	50,537
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.48	240,395
01/01/2010 to 12/31/2010	$10.48	$10.67	445,435
01/01/2011 to 12/31/2011	$10.67	$10.69	516,157
01/01/2012 to 12/31/2012	$10.69	$10.96	572,206
01/01/2013 to 12/31/2013	$10.96	$10.50	549,963
01/01/2014 to 12/31/2014	$10.50	$10.28	348,779
01/01/2015 to 12/31/2015	$10.28	$10.11	283,825
01/01/2016 to 12/31/2016	$10.11	$10.07	258,309
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$11.05	2,760,749
01/01/2010 to 12/31/2010	$11.05	$11.66	4,831,426
01/01/2011 to 12/31/2011	$11.66	$11.79	3,763,460
01/01/2012 to 12/31/2012	$11.79	$12.62	4,344,963
01/01/2013 to 12/31/2013	$12.62	$12.13	4,224,268
01/01/2014 to 12/31/2014	$12.13	$12.39	3,491,513
01/01/2015 to 12/31/2015	$12.39	$11.88	2,931,445
01/01/2016 to 12/31/2016	$11.88	$12.13	2,627,795
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.99	0
01/01/2010 to 12/31/2010	$9.99	$10.70	0
01/01/2011 to 12/31/2011	$10.70	$11.16	0
01/01/2012 to 12/31/2012	$11.16	$11.26	0
01/01/2013 to 12/31/2013	$11.26	$10.99	0
01/01/2014 to 12/31/2014	$10.99	$10.75	0
01/01/2015 to 12/31/2015	$10.75	$10.50	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.61	47
01/01/2010 to 12/31/2010	$9.61	$10.41	440
01/01/2011 to 12/31/2011	$10.41	$11.18	512
01/01/2012 to 12/31/2012	$11.18	$11.41	452
01/01/2013 to 12/31/2013	$11.41	$11.09	512
01/01/2014 to 12/31/2014	$11.09	$10.92	0
01/01/2015 to 12/31/2015	$10.92	$10.67	0
01/01/2016 to 12/31/2016	$10.67	$10.50	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.74	0
01/01/2011 to 12/31/2011	$10.74	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$12.06	0
01/01/2013 to 12/31/2013	$12.06	$11.57	0
01/01/2014 to 12/31/2014	$11.57	$11.50	0
01/01/2015 to 12/31/2015	$11.50	$11.28	0
01/01/2016 to 12/31/2016	$11.28	$11.18	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.68	0
01/01/2010 to 12/31/2010	$9.68	$10.54	0
01/01/2011 to 12/31/2011	$10.54	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$12.14	0
01/01/2013 to 12/31/2013	$12.14	$11.52	0
01/01/2014 to 12/31/2014	$11.52	$11.58	0
01/01/2015 to 12/31/2015	$11.58	$11.44	0
01/01/2016 to 12/31/2016	$11.44	$11.38	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.58	0
01/01/2010 to 12/31/2010	$9.58	$10.45	0
01/01/2011 to 12/31/2011	$10.45	$11.87	0
01/01/2012 to 12/31/2012	$11.87	$12.30	0
01/01/2013 to 12/31/2013	$12.30	$11.47	0
01/01/2014 to 12/31/2014	$11.47	$11.71	0
01/01/2015 to 12/31/2015	$11.71	$11.60	0
01/01/2016 to 12/31/2016	$11.60	$11.52	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.25	0
01/01/2010 to 12/31/2010	$9.25	$10.14	0
01/01/2011 to 12/31/2011	$10.14	$11.78	0
01/01/2012 to 12/31/2012	$11.78	$12.27	0
01/01/2013 to 12/31/2013	$12.27	$11.24	0
01/01/2014 to 12/31/2014	$11.24	$11.68	0
01/01/2015 to 12/31/2015	$11.68	$11.62	0
01/01/2016 to 12/31/2016	$11.62	$11.60	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.98	0
01/01/2011 to 12/31/2011	$10.98	$12.94	0
01/01/2012 to 12/31/2012	$12.94	$13.53	0
01/01/2013 to 12/31/2013	$13.53	$12.33	0
01/01/2014 to 12/31/2014	$12.33	$13.00	428
01/01/2015 to 12/31/2015	$13.00	$12.96	613
01/01/2016 to 12/31/2016	$12.96	$12.96	726

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.99	0
01/01/2012 to 12/31/2012	$11.99	$12.43	0
01/01/2013 to 12/31/2013	$12.43	$10.99	0
01/01/2014 to 12/31/2014	$10.99	$11.88	0
01/01/2015 to 12/31/2015	$11.88	$11.88	0
01/01/2016 to 12/31/2016	$11.88	$11.85	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.37	0
01/01/2013 to 12/31/2013	$10.37	$9.12	0
01/01/2014 to 12/31/2014	$9.12	$10.06	0
01/01/2015 to 12/31/2015	$10.06	$10.12	0
01/01/2016 to 12/31/2016	$10.12	$10.11	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.73	0
01/01/2014 to 12/31/2014	$8.73	$9.80	0
01/01/2015 to 12/31/2015	$9.80	$9.87	0
01/01/2016 to 12/31/2016	$9.87	$9.85	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.27	0
01/01/2015 to 12/31/2015	$11.27	$11.26	0
01/01/2016 to 12/31/2016	$11.26	$11.31	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.91	0
01/01/2016 to 12/31/2016	$9.91	$9.91	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.85	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.29	3,740
01/01/2010 to 12/31/2010	$10.29	$11.47	38,186
01/01/2011 to 12/31/2011	$11.47	$10.57	38,133
01/01/2012 to 12/31/2012	$10.57	$11.73	45,733
01/01/2013 to 12/31/2013	$11.73	$15.10	52,705
01/01/2014 to 12/31/2014	$15.10	$16.31	51,257
01/01/2015 to 12/31/2015	$16.31	$15.21	38,030
01/01/2016 to 12/31/2016	$15.21	$16.95	40,283
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.31	3,569,333
01/01/2010 to 12/31/2010	$12.31	$13.67	4,979,410
01/01/2011 to 12/31/2011	$13.67	$13.07	3,397,925
01/01/2012 to 12/31/2012	$13.07	$14.56	4,089,027
01/01/2013 to 12/31/2013	$14.56	$17.49	4,672,956
01/01/2014 to 12/31/2014	$17.49	$18.33	4,467,350
01/01/2015 to 12/31/2015	$18.33	$18.05	4,176,279
01/01/2016 to 12/31/2016	$18.05	$18.89	3,843,017
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.62	44,622
01/01/2014 to 12/31/2014	$11.62	$12.93	64,381
01/01/2015 to 12/31/2015	$12.93	$12.22	40,428
01/01/2016 to 12/31/2016	$12.22	$13.75	109,306

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.51	72,498
01/01/2010 to 12/31/2010	$14.51	$18.29	140,193
01/01/2011 to 12/31/2011	$18.29	$19.10	108,337
01/01/2012 to 12/31/2012	$19.10	$21.58	141,232
01/01/2013 to 12/31/2013	$21.58	$21.80	139,424
01/01/2014 to 12/31/2014	$21.80	$27.95	132,976
01/01/2015 to 12/31/2015	$27.95	$28.71	114,264
01/01/2016 to 12/31/2016	$28.71	$29.48	107,255
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.66	19,153
01/01/2014 to 12/31/2014	$9.66	$9.95	193,167
01/01/2015 to 12/31/2015	$9.95	$9.73	219,521
01/01/2016 to 12/31/2016	$9.73	$9.97	98,132
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$11.97	864,688
01/01/2010 to 12/31/2010	$11.97	$13.29	1,090,965
01/01/2011 to 12/31/2011	$13.29	$12.70	820,561
01/01/2012 to 12/31/2012	$12.70	$14.13	1,014,393
01/01/2013 to 12/31/2013	$14.13	$16.50	1,279,173
01/01/2014 to 12/31/2014	$16.50	$17.09	1,195,059
01/01/2015 to 10/16/2015	$17.09	$16.99	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.30	1,869,407
01/01/2010 to 12/31/2010	$12.30	$13.78	2,940,865
01/01/2011 to 12/31/2011	$13.78	$13.29	2,235,838
01/01/2012 to 12/31/2012	$13.29	$14.40	2,337,350
01/01/2013 to 12/31/2013	$14.40	$16.19	2,299,222
01/01/2014 to 12/31/2014	$16.19	$16.36	2,047,404
01/01/2015 to 12/31/2015	$16.36	$16.18	1,820,250
01/01/2016 to 12/31/2016	$16.18	$16.52	1,593,504
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.72	5,091,244
01/01/2013 to 12/31/2013	$10.72	$13.07	5,334,154
01/01/2014 to 12/31/2014	$13.07	$13.21	4,884,373
01/01/2015 to 10/16/2015	$13.21	$12.61	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.79	274,803
01/01/2014 to 12/31/2014	$10.79	$10.84	391,230
01/01/2015 to 10/16/2015	$10.84	$10.31	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$13.94	44,478
01/01/2010 to 12/31/2010	$13.94	$16.41	89,121
01/01/2011 to 12/31/2011	$16.41	$15.26	73,059
01/01/2012 to 12/31/2012	$15.26	$18.96	105,274
01/01/2013 to 12/31/2013	$18.96	$19.38	118,189
01/01/2014 to 12/31/2014	$19.38	$21.62	93,859
01/01/2015 to 12/31/2015	$21.62	$21.16	70,753
01/01/2016 to 12/31/2016	$21.16	$20.91	55,927

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.84	283,440
01/01/2010 to 12/31/2010	$12.84	$13.87	389,692
01/01/2011 to 12/31/2011	$13.87	$13.05	265,613
01/01/2012 to 12/31/2012	$13.05	$15.31	283,019
01/01/2013 to 12/31/2013	$15.31	$19.45	285,005
01/01/2014 to 02/07/2014	$19.45	$19.13	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.21	151,621
01/01/2010 to 12/31/2010	$12.21	$13.50	217,261
01/01/2011 to 12/31/2011	$13.50	$12.49	168,738
01/01/2012 to 12/31/2012	$12.49	$14.64	193,616
01/01/2013 to 12/31/2013	$14.64	$19.15	219,256
01/01/2014 to 12/31/2014	$19.15	$21.22	205,098
01/01/2015 to 12/31/2015	$21.22	$19.83	366,406
01/01/2016 to 12/31/2016	$19.83	$21.66	347,639
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.49	286,175
01/01/2010 to 12/31/2010	$13.49	$15.83	479,051
01/01/2011 to 12/31/2011	$15.83	$15.04	315,046
01/01/2012 to 12/31/2012	$15.04	$17.62	365,162
01/01/2013 to 12/31/2013	$17.62	$22.82	408,372
01/01/2014 to 12/31/2014	$22.82	$24.93	368,878
01/01/2015 to 12/31/2015	$24.93	$23.03	467,454
01/01/2016 to 12/31/2016	$23.03	$22.93	419,853
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.86	1,974,063
01/01/2010 to 12/31/2010	$11.86	$12.97	2,972,193
01/01/2011 to 12/31/2011	$12.97	$12.64	2,477,264
01/01/2012 to 12/31/2012	$12.64	$13.63	2,575,441
01/01/2013 to 12/31/2013	$13.63	$14.66	2,365,197
01/01/2014 to 12/31/2014	$14.66	$14.94	2,145,234
01/01/2015 to 12/31/2015	$14.94	$14.50	1,831,846
01/01/2016 to 12/31/2016	$14.50	$14.95	1,583,002
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.76	109,350
01/01/2010 to 12/31/2010	$12.76	$15.84	244,303
01/01/2011 to 12/31/2011	$15.84	$15.72	167,171
01/01/2012 to 12/31/2012	$15.72	$17.82	188,409
01/01/2013 to 12/31/2013	$17.82	$24.22	213,714
01/01/2014 to 12/31/2014	$24.22	$25.44	211,826
01/01/2015 to 12/31/2015	$25.44	$23.55	184,051
01/01/2016 to 12/31/2016	$23.55	$28.67	177,649

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.87	766,665
01/01/2010 to 12/31/2010	$9.87	$9.67	1,224,819
01/01/2011 to 12/31/2011	$9.67	$9.47	1,340,106
01/01/2012 to 12/31/2012	$9.47	$9.28	1,146,782
01/01/2013 to 12/31/2013	$9.28	$9.09	638,166
01/01/2014 to 12/31/2014	$9.09	$8.90	761,313
01/01/2015 to 12/31/2015	$8.90	$8.72	724,095
01/01/2016 to 12/31/2016	$8.72	$8.54	603,989
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.52	213,769
01/01/2010 to 12/31/2010	$12.52	$13.92	338,616
01/01/2011 to 12/31/2011	$13.92	$14.06	304,128
01/01/2012 to 12/31/2012	$14.06	$15.69	401,139
01/01/2013 to 12/31/2013	$15.69	$16.47	360,518
01/01/2014 to 12/31/2014	$16.47	$16.54	348,525
01/01/2015 to 12/31/2015	$16.54	$15.63	272,120
01/01/2016 to 12/31/2016	$15.63	$17.66	236,302
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.73	35,867
01/01/2010 to 12/31/2010	$12.73	$14.12	62,582
01/01/2011 to 12/31/2011	$14.12	$13.25	48,285
01/01/2012 to 12/31/2012	$13.25	$15.17	61,639
01/01/2013 to 12/31/2013	$15.17	$20.78	148,729
01/01/2014 to 12/31/2014	$20.78	$23.15	169,100
01/01/2015 to 12/31/2015	$23.15	$20.90	141,740
01/01/2016 to 12/31/2016	$20.90	$24.54	147,712
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.27	114,610
01/01/2010 to 12/31/2010	$13.27	$14.89	190,802
01/01/2011 to 12/31/2011	$14.89	$12.70	126,232
01/01/2012 to 12/31/2012	$12.70	$14.97	138,669
01/01/2013 to 12/31/2013	$14.97	$17.46	193,582
01/01/2014 to 12/31/2014	$17.46	$16.15	203,169
01/01/2015 to 12/31/2015	$16.15	$16.32	191,121
01/01/2016 to 12/31/2016	$16.32	$15.38	166,615
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.10	88,177
01/01/2010 to 12/31/2010	$13.10	$14.26	144,510
01/01/2011 to 12/31/2011	$14.26	$12.21	113,957
01/01/2012 to 12/31/2012	$12.21	$13.96	132,810
01/01/2013 to 12/31/2013	$13.96	$16.33	141,111
01/01/2014 to 12/31/2014	$16.33	$14.93	149,904
01/01/2015 to 12/31/2015	$14.93	$14.74	135,310
01/01/2016 to 12/31/2016	$14.74	$14.52	116,024

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.85	646
01/01/2010 to 12/31/2010	$10.85	$11.77	41,606
01/01/2011 to 12/31/2011	$11.77	$12.97	14,508,528
01/01/2012 to 12/31/2012	$12.97	$13.90	5,830,488
01/01/2013 to 12/31/2013	$13.90	$13.18	1,541,523
01/01/2014 to 12/31/2014	$13.18	$13.78	1,479,647
01/01/2015 to 12/31/2015	$13.78	$13.65	5,435,546
01/01/2016 to 12/31/2016	$13.65	$13.94	6,359,054
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.25	1,577,195
01/01/2010 to 12/31/2010	$12.25	$13.66	2,578,775
01/01/2011 to 12/31/2011	$13.66	$13.30	2,017,904
01/01/2012 to 12/31/2012	$13.30	$14.80	2,313,211
01/01/2013 to 12/31/2013	$14.80	$16.85	2,215,627
01/01/2014 to 12/31/2014	$16.85	$17.56	2,052,971
01/01/2015 to 12/31/2015	$17.56	$17.02	1,826,148
01/01/2016 to 12/31/2016	$17.02	$17.54	1,627,617
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.59	177,474
01/01/2010 to 12/31/2010	$13.59	$14.27	327,702
01/01/2011 to 12/31/2011	$14.27	$12.70	244,121
01/01/2012 to 12/31/2012	$12.70	$15.16	272,580
01/01/2013 to 12/31/2013	$15.16	$17.13	294,019
01/01/2014 to 12/31/2014	$17.13	$15.71	283,912
01/01/2015 to 12/31/2015	$15.71	$14.96	235,450
01/01/2016 to 12/31/2016	$14.96	$14.94	216,654
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.67	2,081,526
01/01/2010 to 12/31/2010	$11.67	$12.27	2,138,295
01/01/2011 to 12/31/2011	$12.27	$12.04	1,742,125
01/01/2012 to 12/31/2012	$12.04	$13.06	1,782,261
01/01/2013 to 12/31/2013	$13.06	$14.20	1,629,043
01/01/2014 to 12/31/2014	$14.20	$14.67	1,470,602
01/01/2015 to 12/31/2015	$14.67	$14.34	1,288,545
01/01/2016 to 12/31/2016	$14.34	$14.59	1,132,413
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	4,844
01/01/2010 to 12/31/2010	$10.29	$11.21	55,900
01/01/2011 to 12/31/2011	$11.21	$11.06	50,517
01/01/2012 to 12/31/2012	$11.06	$12.48	72,952
01/01/2013 to 12/31/2013	$12.48	$16.68	63,560
01/01/2014 to 12/31/2014	$16.68	$17.89	74,641
01/01/2015 to 12/31/2015	$17.89	$19.39	128,547
01/01/2016 to 12/31/2016	$19.39	$18.71	99,887

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.72	159,504
01/01/2010 to 12/31/2010	$12.72	$14.92	248,348
01/01/2011 to 12/31/2011	$14.92	$14.48	196,229
01/01/2012 to 12/31/2012	$14.48	$15.92	216,704
01/01/2013 to 12/31/2013	$15.92	$21.30	203,484
01/01/2014 to 12/31/2014	$21.30	$23.08	389,852
01/01/2015 to 12/31/2015	$23.08	$24.88	269,816
01/01/2016 to 12/31/2016	$24.88	$25.73	250,102
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.09	114,616
01/01/2010 to 12/31/2010	$12.09	$13.43	148,549
01/01/2011 to 12/31/2011	$13.43	$14.49	269,475
01/01/2012 to 12/31/2012	$14.49	$15.03	320,082
01/01/2013 to 12/31/2013	$15.03	$14.43	304,071
01/01/2014 to 12/31/2014	$14.43	$15.04	347,300
01/01/2015 to 12/31/2015	$15.04	$14.64	386,003
01/01/2016 to 12/31/2016	$14.64	$14.72	359,682
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.37	178,237
01/01/2010 to 12/31/2010	$13.37	$14.67	318,815
01/01/2011 to 12/31/2011	$14.67	$13.92	265,882
01/01/2012 to 12/31/2012	$13.92	$16.78	290,380
01/01/2013 to 12/31/2013	$16.78	$20.98	349,030
01/01/2014 to 12/31/2014	$20.98	$21.30	331,788
01/01/2015 to 12/31/2015	$21.30	$20.55	318,754
01/01/2016 to 12/31/2016	$20.55	$21.56	288,711
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.15	116,402
01/01/2010 to 12/31/2010	$12.15	$13.43	164,734
01/01/2011 to 12/31/2011	$13.43	$13.07	109,155
01/01/2012 to 12/31/2012	$13.07	$14.99	145,038
01/01/2013 to 12/31/2013	$14.99	$20.08	191,611
01/01/2014 to 12/31/2014	$20.08	$21.38	194,763
01/01/2015 to 12/31/2015	$21.38	$22.45	162,231
01/01/2016 to 12/31/2016	$22.45	$22.41	148,923
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.18	2,319
01/01/2013 to 12/31/2013	$10.18	$13.41	64,378
01/01/2014 to 12/31/2014	$13.41	$14.48	61,666
01/01/2015 to 12/31/2015	$14.48	$14.08	87,176
01/01/2016 to 12/31/2016	$14.08	$15.65	116,828
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	10,972
01/01/2012 to 12/31/2012	$10.06	$10.34	16,868
01/01/2013 to 12/31/2013	$10.34	$9.84	25,251
01/01/2014 to 12/31/2014	$9.84	$10.13	50,859
01/01/2015 to 10/16/2015	$10.13	$10.07	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.37	87,413
01/01/2010 to 12/31/2010	$12.37	$15.59	153,346
01/01/2011 to 12/31/2011	$15.59	$15.52	129,404
01/01/2012 to 12/31/2012	$15.52	$17.09	154,034
01/01/2013 to 12/31/2013	$17.09	$22.20	154,636
01/01/2014 to 12/31/2014	$22.20	$23.47	152,841
01/01/2015 to 10/16/2015	$23.47	$23.99	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$12.07	48,893
01/01/2010 to 12/31/2010	$12.07	$14.22	111,789
01/01/2011 to 04/29/2011	$14.22	$15.93	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.72	103,062
01/01/2010 to 12/31/2010	$13.72	$16.59	159,478
01/01/2011 to 12/31/2011	$16.59	$15.84	101,521
01/01/2012 to 12/31/2012	$15.84	$18.18	116,165
01/01/2013 to 12/31/2013	$18.18	$25.28	181,175
01/01/2014 to 12/31/2014	$25.28	$28.29	197,534
01/01/2015 to 12/31/2015	$28.29	$26.15	148,315
01/01/2016 to 12/31/2016	$26.15	$30.29	155,255
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.30	307,264
01/01/2013 to 12/31/2013	$10.30	$11.99	480,527
01/01/2014 to 12/31/2014	$11.99	$12.35	356,410
01/01/2015 to 12/31/2015	$12.35	$11.95	338,935
01/01/2016 to 12/31/2016	$11.95	$12.21	331,555
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.80	212,846
01/01/2010 to 12/31/2010	$14.80	$17.72	436,193
01/01/2011 to 12/31/2011	$17.72	$13.84	289,962
01/01/2012 to 12/31/2012	$13.84	$15.99	331,490
01/01/2013 to 12/31/2013	$15.99	$15.69	384,522
01/01/2014 to 12/31/2014	$15.69	$14.65	360,829
01/01/2015 to 12/31/2015	$14.65	$11.95	311,804
01/01/2016 to 12/31/2016	$11.95	$13.15	287,780
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.61	3,978,257
01/01/2010 to 12/31/2010	$11.61	$12.57	5,926,854
01/01/2011 to 12/31/2011	$12.57	$12.44	5,416,351
01/01/2012 to 12/31/2012	$12.44	$13.45	5,373,438
01/01/2013 to 12/31/2013	$13.45	$14.38	4,701,893
01/01/2014 to 12/31/2014	$14.38	$14.90	4,178,751
01/01/2015 to 12/31/2015	$14.90	$14.62	3,761,794
01/01/2016 to 12/31/2016	$14.62	$15.11	3,348,146

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	5,856
01/01/2012 to 12/31/2012	$10.06	$10.56	16,720
01/01/2013 to 12/31/2013	$10.56	$10.10	34,959
01/01/2014 to 12/31/2014	$10.10	$10.49	158,431
01/01/2015 to 12/31/2015	$10.49	$10.25	192,930
01/01/2016 to 12/31/2016	$10.25	$10.47	276,647
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.99	$12.16	3,317,336
01/01/2010 to 12/31/2010	$12.16	$14.17	4,857,162
01/01/2011 to 12/31/2011	$14.17	$13.02	2,999,201
01/01/2012 to 12/31/2012	$13.02	$14.40	3,537,756
01/01/2013 to 12/31/2013	$14.40	$16.51	3,483,680
01/01/2014 to 12/31/2014	$16.51	$17.66	3,438,136
01/01/2015 to 12/31/2015	$17.66	$17.19	5,841,407
01/01/2016 to 12/31/2016	$17.19	$18.54	5,317,665
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.64	1,379
01/01/2014 to 12/31/2014	$11.64	$13.14	2,786
01/01/2015 to 12/31/2015	$13.14	$13.07	1,246
01/01/2016 to 12/31/2016	$13.07	$14.20	438
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.81	34,055
01/01/2010 to 12/31/2010	$12.81	$14.43	55,005
01/01/2011 to 12/31/2011	$14.43	$14.63	40,224
01/01/2012 to 12/31/2012	$14.63	$17.02	59,406
01/01/2013 to 12/31/2013	$17.02	$22.08	88,184
01/01/2014 to 12/31/2014	$22.08	$25.35	209,746
01/01/2015 to 12/31/2015	$25.35	$25.59	155,424
01/01/2016 to 12/31/2016	$25.59	$28.79	144,790
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.88	0
01/01/2012 to 12/31/2012	$8.88	$9.84	0
01/01/2013 to 12/31/2013	$9.84	$11.79	0
01/01/2014 to 12/31/2014	$11.79	$12.30	0
01/01/2015 to 12/31/2015	$12.30	$12.07	8,317
01/01/2016 to 12/31/2016	$12.07	$12.57	8,314
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$11.94	2,173,385
01/01/2010 to 12/31/2010	$11.94	$13.09	3,252,135
01/01/2011 to 12/31/2011	$13.09	$12.59	2,713,258
01/01/2012 to 12/31/2012	$12.59	$13.60	2,940,613
01/01/2013 to 12/31/2013	$13.60	$14.98	2,549,058
01/01/2014 to 12/31/2014	$14.98	$15.42	2,277,389
01/01/2015 to 12/31/2015	$15.42	$15.08	2,092,898
01/01/2016 to 12/31/2016	$15.08	$15.48	1,793,883

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.34	1,088,359
01/01/2010 to 12/31/2010	$12.34	$13.83	1,976,926
01/01/2011 to 12/31/2011	$13.83	$13.22	1,351,474
01/01/2012 to 12/31/2012	$13.22	$15.01	1,623,926
01/01/2013 to 12/31/2013	$15.01	$17.35	1,696,104
01/01/2014 to 12/31/2014	$17.35	$17.92	1,529,587
01/01/2015 to 12/31/2015	$17.92	$17.46	3,131,573
01/01/2016 to 12/31/2016	$17.46	$18.27	2,724,129
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.39	1,996,434
01/01/2010 to 12/31/2010	$12.39	$13.57	3,765,722
01/01/2011 to 12/31/2011	$13.57	$12.84	2,809,647
01/01/2012 to 12/31/2012	$12.84	$13.98	3,037,693
01/01/2013 to 12/31/2013	$13.98	$15.66	2,914,125
01/01/2014 to 12/31/2014	$15.66	$15.81	2,517,415
01/01/2015 to 10/16/2015	$15.81	$15.32	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.99	103,365
01/01/2010 to 12/31/2010	$12.99	$16.86	159,307
01/01/2011 to 12/31/2011	$16.86	$14.35	162,590
01/01/2012 to 12/31/2012	$14.35	$16.87	185,037
01/01/2013 to 12/31/2013	$16.87	$23.27	203,932
01/01/2014 to 12/31/2014	$23.27	$23.92	191,068
01/01/2015 to 12/31/2015	$23.92	$23.75	149,491
01/01/2016 to 12/31/2016	$23.75	$25.05	134,123
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.14	76,927
01/01/2010 to 12/31/2010	$13.14	$17.55	200,848
01/01/2011 to 12/31/2011	$17.55	$17.03	93,921
01/01/2012 to 12/31/2012	$17.03	$18.71	129,175
01/01/2013 to 12/31/2013	$18.71	$24.77	185,650
01/01/2014 to 12/31/2014	$24.77	$25.19	166,221
01/01/2015 to 12/31/2015	$25.19	$24.86	176,058
01/01/2016 to 12/31/2016	$24.86	$27.30	155,901
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.94	86,498
01/01/2010 to 12/31/2010	$12.94	$15.97	123,286
01/01/2011 to 12/31/2011	$15.97	$14.71	78,005
01/01/2012 to 12/31/2012	$14.71	$17.03	91,160
01/01/2013 to 12/31/2013	$17.03	$22.92	111,866
01/01/2014 to 12/31/2014	$22.92	$23.63	98,112
01/01/2015 to 12/31/2015	$23.63	$22.15	74,125
01/01/2016 to 12/31/2016	$22.15	$28.03	77,713

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.15	2,381,599
01/01/2010 to 12/31/2010	$12.15	$13.27	3,684,135
01/01/2011 to 12/31/2011	$13.27	$13.26	2,941,567
01/01/2012 to 12/31/2012	$13.26	$14.74	3,520,732
01/01/2013 to 12/31/2013	$14.74	$16.87	3,553,294
01/01/2014 to 12/31/2014	$16.87	$17.49	3,263,070
01/01/2015 to 12/31/2015	$17.49	$17.14	3,980,739
01/01/2016 to 12/31/2016	$17.14	$18.06	3,764,039
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.91	78,869
01/01/2010 to 12/31/2010	$12.91	$14.32	144,391
01/01/2011 to 12/31/2011	$14.32	$13.79	100,188
01/01/2012 to 12/31/2012	$13.79	$15.84	159,373
01/01/2013 to 12/31/2013	$15.84	$20.12	234,450
01/01/2014 to 12/31/2014	$20.12	$21.18	213,398
01/01/2015 to 10/16/2015	$21.18	$19.57	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.16	352,417
01/01/2010 to 12/31/2010	$13.16	$14.93	560,108
01/01/2011 to 12/31/2011	$14.93	$14.38	391,513
01/01/2012 to 12/31/2012	$14.38	$16.56	455,410
01/01/2013 to 12/31/2013	$16.56	$23.36	510,993
01/01/2014 to 12/31/2014	$23.36	$24.79	470,906
01/01/2015 to 12/31/2015	$24.79	$26.61	478,467
01/01/2016 to 12/31/2016	$26.61	$26.77	415,040
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.76	309,121
01/01/2010 to 12/31/2010	$13.76	$16.23	532,642
01/01/2011 to 12/31/2011	$16.23	$13.53	405,357
01/01/2012 to 12/31/2012	$13.53	$13.73	474,185
01/01/2013 to 12/31/2013	$13.73	$15.51	441,601
01/01/2014 to 12/31/2014	$15.51	$13.93	394,002
01/01/2015 to 12/31/2015	$13.93	$11.01	331,913
01/01/2016 to 12/31/2016	$11.01	$13.44	299,951
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.11	235,256
01/01/2010 to 12/31/2010	$11.11	$11.50	329,128
01/01/2011 to 12/31/2011	$11.50	$11.73	303,906
01/01/2012 to 12/31/2012	$11.73	$12.09	346,069
01/01/2013 to 12/31/2013	$12.09	$11.40	329,380
01/01/2014 to 12/31/2014	$11.40	$11.23	289,960
01/01/2015 to 12/31/2015	$11.23	$10.49	238,845
01/01/2016 to 12/31/2016	$10.49	$10.72	228,429

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.76	119,144
01/01/2010 to 12/31/2010	$12.76	$14.05	170,995
01/01/2011 to 12/31/2011	$14.05	$13.70	142,576
01/01/2012 to 12/31/2012	$13.70	$15.21	165,128
01/01/2013 to 12/31/2013	$15.21	$20.06	170,934
01/01/2014 to 12/31/2014	$20.06	$19.96	153,025
01/01/2015 to 12/31/2015	$19.96	$18.36	126,732
01/01/2016 to 12/31/2016	$18.36	$19.09	124,317
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.23	57,715
01/01/2010 to 12/31/2010	$13.23	$16.02	128,363
01/01/2011 to 12/31/2011	$16.02	$15.15	87,454
01/01/2012 to 12/31/2012	$15.15	$17.57	108,339
01/01/2013 to 12/31/2013	$17.57	$22.79	111,886
01/01/2014 to 12/31/2014	$22.79	$25.67	101,131
01/01/2015 to 12/31/2015	$25.67	$23.48	75,942
01/01/2016 to 12/31/2016	$23.48	$26.22	70,845
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.77	219,488
01/01/2010 to 12/31/2010	$12.77	$14.33	330,431
01/01/2011 to 12/31/2011	$14.33	$13.55	303,754
01/01/2012 to 12/31/2012	$13.55	$14.74	384,109
01/01/2013 to 12/31/2013	$14.74	$17.40	854,855
01/01/2014 to 12/31/2014	$17.40	$17.98	792,202
01/01/2015 to 12/31/2015	$17.98	$17.50	527,843
01/01/2016 to 12/31/2016	$17.50	$18.26	462,451
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.76	447,678
01/01/2010 to 12/31/2010	$10.76	$11.36	892,152
01/01/2011 to 12/31/2011	$11.36	$11.80	821,274
01/01/2012 to 12/31/2012	$11.80	$12.46	1,119,758
01/01/2013 to 12/31/2013	$12.46	$12.03	1,074,695
01/01/2014 to 12/31/2014	$12.03	$12.63	1,167,932
01/01/2015 to 12/31/2015	$12.63	$12.52	1,042,845
01/01/2016 to 12/31/2016	$12.52	$12.90	934,096
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.63	4,341
01/01/2010 to 07/16/2010	$12.63	$12.35	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.74	15,269
01/01/2010 to 07/16/2010	$12.74	$12.08	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.84	7,056
01/01/2010 to 07/16/2010	$12.84	$11.97	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.28	2,107
01/01/2010 to 12/31/2010	$13.28	$15.48	9,248
01/01/2011 to 12/31/2011	$15.48	$13.50	16,168
01/01/2012 to 12/31/2012	$13.50	$15.06	4,353
01/01/2013 to 12/31/2013	$15.06	$19.33	6,909
01/01/2014 to 04/25/2014	$19.33	$19.90	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.83	2,577,060
01/01/2010 to 12/31/2010	$12.83	$13.85	4,539,049
01/01/2011 to 12/31/2011	$13.85	$13.34	3,133,992
01/01/2012 to 09/21/2012	$13.34	$14.90	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.49	2,949
01/01/2010 to 12/31/2010	$14.49	$15.58	8,740
01/01/2011 to 12/31/2011	$15.58	$14.12	7,672
01/01/2012 to 12/31/2012	$14.12	$17.33	6,903
01/01/2013 to 12/31/2013	$17.33	$19.41	7,826
01/01/2014 to 04/25/2014	$19.41	$18.97	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.15	1,830
01/01/2012 to 04/27/2012	$8.15	$9.22	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.10	14,723
01/01/2012 to 12/31/2012	$9.10	$10.58	11,564
01/01/2013 to 12/31/2013	$10.58	$13.58	9,719
01/01/2014 to 12/31/2014	$13.58	$15.01	8,819
01/01/2015 to 12/31/2015	$15.01	$15.00	4,660
01/01/2016 to 12/31/2016	$15.00	$16.87	7,230
Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$10.04	$13.15	0
01/01/2010 to 12/31/2010	$13.15	$15.95	1,893
01/01/2011 to 04/29/2011	$15.95	$17.74	0
Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$10.00	$13.99	1,396
01/01/2010 to 12/31/2010	$13.99	$15.12	5,500
01/01/2011 to 04/29/2011	$15.12	$15.93	0
Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$9.95	$12.76	2,672
01/01/2010 to 12/31/2010	$12.76	$13.15	13,907
01/01/2011 to 12/31/2011	$13.15	$13.39	5,002
01/01/2012 to 12/31/2012	$13.39	$15.86	5,297
01/01/2013 to 12/31/2013	$15.86	$21.84	6,345
01/01/2014 to 12/31/2014	$21.84	$25.59	10,012
01/01/2015 to 12/31/2015	$25.59	$25.86	17,603
01/01/2016 to 12/31/2016	$25.86	$22.43	15,944

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.74	1,679
01/01/2013 to 12/31/2013	$9.74	$13.07	2,478
01/01/2014 to 12/31/2014	$13.07	$13.83	9,885
01/01/2015 to 12/31/2015	$13.83	$13.71	10,235
01/01/2016 to 12/31/2016	$13.71	$13.53	10,420
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.51	16,330
01/01/2010 to 12/31/2010	$14.51	$16.51	23,496
01/01/2011 to 12/31/2011	$16.51	$12.55	22,359
01/01/2012 to 12/31/2012	$12.55	$14.35	17,923
01/01/2013 to 12/31/2013	$14.35	$14.06	19,944
01/01/2014 to 12/31/2014	$14.06	$12.97	18,278
01/01/2015 to 12/31/2015	$12.97	$10.63	16,973
01/01/2016 to 08/05/2016	$10.63	$11.62	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.71	18,268
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$14.01	79,546
01/01/2010 to 12/31/2010	$14.01	$15.64	47,987
01/01/2011 to 12/31/2011	$15.64	$11.18	30,095
01/01/2012 to 12/31/2012	$11.18	$12.65	17,301
01/01/2013 to 12/31/2013	$12.65	$14.24	2,209
01/01/2014 to 12/31/2014	$14.24	$13.73	5,345
01/01/2015 to 12/31/2015	$13.73	$12.19	4,344
01/01/2016 to 12/31/2016	$12.19	$12.02	6,372
ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.51	0
01/01/2010 to 12/31/2010	$12.51	$13.28	0
01/01/2011 to 12/31/2011	$13.28	$9.53	0
01/01/2012 to 12/31/2012	$9.53	$12.45	0
01/01/2013 to 12/31/2013	$12.45	$16.27	0
01/01/2014 to 12/31/2014	$16.27	$17.59	0
01/01/2015 to 12/31/2015	$17.59	$17.16	0
01/01/2016 to 12/31/2016	$17.16	$20.71	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.30	5,245
01/01/2010 to 12/31/2010	$14.30	$18.17	12,227
01/01/2011 to 12/31/2011	$18.17	$14.92	6,546
01/01/2012 to 12/31/2012	$14.92	$15.85	5,749
01/01/2013 to 12/31/2013	$15.85	$18.39	7,201
01/01/2014 to 12/31/2014	$18.39	$18.32	5,157
01/01/2015 to 12/31/2015	$18.32	$15.44	4,561
01/01/2016 to 12/31/2016	$15.44	$17.93	4,657
ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.33	14,885
01/01/2010 to 12/31/2010	$7.33	$5.90	11,324
01/01/2011 to 12/31/2011	$5.90	$5.27	10,302
01/01/2012 to 12/31/2012	$5.27	$4.30	8,352
01/01/2013 to 12/31/2013	$4.30	$3.10	8,342
01/01/2014 to 12/31/2014	$3.10	$2.60	9,327
01/01/2015 to 12/31/2015	$2.60	$2.42	7,500
01/01/2016 to 12/31/2016	$2.42	$2.06	7,485

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.67	1,486
01/01/2010 to 12/31/2010	$12.67	$13.97	1,778
01/01/2011 to 12/31/2011	$13.97	$13.69	11,035
01/01/2012 to 12/31/2012	$13.69	$15.27	8,591
01/01/2013 to 12/31/2013	$15.27	$19.41	17,024
01/01/2014 to 12/31/2014	$19.41	$21.19	14,698
01/01/2015 to 12/31/2015	$21.19	$20.66	14,542
01/01/2016 to 12/31/2016	$20.66	$22.19	14,541
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.57	5,807
01/01/2010 to 12/31/2010	$12.57	$14.45	13,043
01/01/2011 to 12/31/2011	$14.45	$15.14	10,285
01/01/2012 to 12/31/2012	$15.14	$16.44	11,382
01/01/2013 to 12/31/2013	$16.44	$20.68	13,893
01/01/2014 to 12/31/2014	$20.68	$22.33	15,717
01/01/2015 to 12/31/2015	$22.33	$22.78	11,440
01/01/2016 to 12/31/2016	$22.78	$23.11	11,381
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.31	3,759
01/01/2010 to 12/31/2010	$12.31	$14.63	12,760
01/01/2011 to 12/31/2011	$14.63	$15.12	7,887
01/01/2012 to 12/31/2012	$15.12	$18.09	10,022
01/01/2013 to 12/31/2013	$18.09	$24.78	15,269
01/01/2014 to 12/31/2014	$24.78	$27.30	9,493
01/01/2015 to 12/31/2015	$27.30	$27.99	11,581
01/01/2016 to 12/31/2016	$27.99	$28.56	9,591
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.64	0
01/01/2010 to 12/31/2010	$13.64	$13.71	0
01/01/2011 to 12/31/2011	$13.71	$12.24	13,219
01/01/2012 to 12/31/2012	$12.24	$13.98	6,585
01/01/2013 to 12/31/2013	$13.98	$16.65	4,510
01/01/2014 to 12/31/2014	$16.65	$14.90	4,510
01/01/2015 to 12/31/2015	$14.90	$13.01	5,658
01/01/2016 to 12/31/2016	$13.01	$13.74	5,658
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.88	27,227
01/01/2010 to 12/31/2010	$12.88	$14.00	44,524
01/01/2011 to 12/31/2011	$14.00	$11.81	27,787
01/01/2012 to 12/31/2012	$11.81	$14.43	28,486
01/01/2013 to 12/31/2013	$14.43	$18.67	28,246
01/01/2014 to 12/31/2014	$18.67	$20.65	25,887
01/01/2015 to 12/31/2015	$20.65	$19.93	15,799
01/01/2016 to 12/31/2016	$19.93	$22.51	18,785

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.79	13,698
01/01/2010 to 12/31/2010	$12.79	$12.88	32,759
01/01/2011 to 12/31/2011	$12.88	$13.89	25,295
01/01/2012 to 12/31/2012	$13.89	$15.98	33,528
01/01/2013 to 12/31/2013	$15.98	$21.87	43,510
01/01/2014 to 12/31/2014	$21.87	$26.50	89,715
01/01/2015 to 12/31/2015	$26.50	$27.26	105,785
01/01/2016 to 12/31/2016	$27.26	$25.62	51,572
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.78	17,879
01/01/2010 to 12/31/2010	$12.78	$15.50	41,384
01/01/2011 to 12/31/2011	$15.50	$14.91	27,863
01/01/2012 to 12/31/2012	$14.91	$16.91	22,834
01/01/2013 to 12/31/2013	$16.91	$22.89	26,481
01/01/2014 to 12/31/2014	$22.89	$23.67	18,262
01/01/2015 to 12/31/2015	$23.67	$22.39	11,066
01/01/2016 to 12/31/2016	$22.39	$25.78	11,970
ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.37	0
01/01/2010 to 12/31/2010	$11.37	$10.41	0
01/01/2011 to 12/31/2011	$10.41	$8.30	6,766
01/01/2012 to 12/31/2012	$8.30	$10.00	0
01/01/2013 to 12/31/2013	$10.00	$14.52	1,024
01/01/2014 to 12/31/2014	$14.52	$14.68	0
01/01/2015 to 12/31/2015	$14.68	$15.21	0
01/01/2016 to 12/31/2016	$15.21	$14.96	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.65	10,063
01/01/2010 to 12/31/2010	$12.65	$14.02	14,530
01/01/2011 to 12/31/2011	$14.02	$14.16	5,038
01/01/2012 to 12/31/2012	$14.16	$15.64	30,687
01/01/2013 to 12/31/2013	$15.64	$20.01	23,862
01/01/2014 to 12/31/2014	$20.01	$22.13	19,259
01/01/2015 to 12/31/2015	$22.13	$22.50	15,866
01/01/2016 to 12/31/2016	$22.50	$23.14	15,193
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.70	4,839
01/01/2010 to 12/31/2010	$12.70	$14.04	9,437
01/01/2011 to 12/31/2011	$14.04	$13.58	50,359
01/01/2012 to 12/31/2012	$13.58	$15.35	17,975
01/01/2013 to 12/31/2013	$15.35	$19.53	22,617
01/01/2014 to 12/31/2014	$19.53	$21.14	17,948
01/01/2015 to 12/31/2015	$21.14	$19.72	16,001
01/01/2016 to 12/31/2016	$19.72	$22.30	17,009

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.67	4,229
01/01/2010 to 12/31/2010	$12.67	$15.93	12,678
01/01/2011 to 12/31/2011	$15.93	$15.16	39,656
01/01/2012 to 12/31/2012	$15.16	$17.13	21,307
01/01/2013 to 12/31/2013	$17.13	$21.90	19,911
01/01/2014 to 12/31/2014	$21.90	$22.71	13,962
01/01/2015 to 12/31/2015	$22.71	$22.31	14,798
01/01/2016 to 12/31/2016	$22.31	$24.67	13,804
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.77	9,560
01/01/2010 to 12/31/2010	$12.77	$15.07	16,744
01/01/2011 to 12/31/2011	$15.07	$14.18	9,804
01/01/2012 to 12/31/2012	$14.18	$16.19	12,709
01/01/2013 to 12/31/2013	$16.19	$20.96	15,449
01/01/2014 to 12/31/2014	$20.96	$22.62	10,081
01/01/2015 to 12/31/2015	$22.62	$20.33	9,681
01/01/2016 to 12/31/2016	$20.33	$24.76	9,638
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$13.05	15,664
01/01/2010 to 12/31/2010	$13.05	$15.12	10,388
01/01/2011 to 12/31/2011	$15.12	$15.02	8,558
01/01/2012 to 12/31/2012	$15.02	$17.11	18,400
01/01/2013 to 12/31/2013	$17.11	$22.50	19,253
01/01/2014 to 12/31/2014	$22.50	$25.78	16,050
01/01/2015 to 12/31/2015	$25.78	$27.14	14,940
01/01/2016 to 12/31/2016	$27.14	$27.98	14,401
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$11.93	8,600
01/01/2010 to 12/31/2010	$11.93	$13.77	13,277
01/01/2011 to 12/31/2011	$13.77	$13.79	13,136
01/01/2012 to 12/31/2012	$13.79	$13.90	11,121
01/01/2013 to 12/31/2013	$13.90	$16.89	8,012
01/01/2014 to 12/31/2014	$16.89	$14.74	10,502
01/01/2015 to 12/31/2015	$14.74	$11.07	2,872
01/01/2016 to 12/31/2016	$11.07	$13.46	2,824
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.09	0
01/01/2010 to 12/31/2010	$13.09	$12.89	1,217
01/01/2011 to 12/31/2011	$12.89	$14.66	422
01/01/2012 to 12/31/2012	$14.66	$16.06	641
01/01/2013 to 12/31/2013	$16.06	$20.70	3,509
01/01/2014 to 12/31/2014	$20.70	$24.21	7,004
01/01/2015 to 12/31/2015	$24.21	$24.76	7,393
01/01/2016 to 12/31/2016	$24.76	$23.35	6,171

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.68	15,781
01/01/2010 to 12/31/2010	$13.68	$17.82	17,579
01/01/2011 to 12/31/2011	$17.82	$14.10	14,426
01/01/2012 to 12/31/2012	$14.10	$11.80	16,082
01/01/2013 to 12/31/2013	$11.80	$7.17	7,974
01/01/2014 to 12/31/2014	$7.17	$5.35	6,295
01/01/2015 to 12/31/2015	$5.35	$3.52	7,929
01/01/2016 to 12/31/2016	$3.52	$5.37	11,484
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$14.03	5,775
01/01/2010 to 12/31/2010	$14.03	$17.14	9,961
01/01/2011 to 12/31/2011	$17.14	$17.58	7,552
01/01/2012 to 12/31/2012	$17.58	$20.18	12,078
01/01/2013 to 12/31/2013	$20.18	$19.79	7,304
01/01/2014 to 12/31/2014	$19.79	$24.23	11,113
01/01/2015 to 12/31/2015	$24.23	$23.81	3,432
01/01/2016 to 12/31/2016	$23.81	$24.66	3,379
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.23	99,212
01/01/2010 to 12/31/2010	$10.23	$8.42	118,627
01/01/2011 to 12/31/2011	$8.42	$5.15	96,319
01/01/2012 to 12/31/2012	$5.15	$4.70	75,171
01/01/2013 to 12/31/2013	$4.70	$5.36	74,003
01/01/2014 to 12/31/2014	$5.36	$3.66	59,177
01/01/2015 to 12/31/2015	$3.66	$3.53	29,612
01/01/2016 to 12/31/2016	$3.53	$3.28	30,396
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.10	5,914
01/01/2010 to 12/31/2010	$7.10	$5.48	0
01/01/2011 to 12/31/2011	$5.48	$4.81	888
01/01/2012 to 12/31/2012	$4.81	$3.82	467
01/01/2013 to 12/31/2013	$3.82	$2.64	466
01/01/2014 to 12/31/2014	$2.64	$2.09	466
01/01/2015 to 12/31/2015	$2.09	$1.78	0
01/01/2016 to 12/31/2016	$1.78	$1.57	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.59	7,902
01/01/2010 to 12/31/2010	$12.59	$15.50	12,130
01/01/2011 to 12/31/2011	$15.50	$15.38	37,487
01/01/2012 to 12/31/2012	$15.38	$16.94	6,972
01/01/2013 to 12/31/2013	$16.94	$23.30	10,495
01/01/2014 to 12/31/2014	$23.30	$23.32	7,534
01/01/2015 to 12/31/2015	$23.32	$23.11	8,091
01/01/2016 to 12/31/2016	$23.11	$27.22	7,607

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.41	2,746
01/01/2010 to 12/31/2010	$12.41	$14.84	9,583
01/01/2011 to 12/31/2011	$14.84	$13.94	1,758
01/01/2012 to 12/31/2012	$13.94	$15.86	3,474
01/01/2013 to 12/31/2013	$15.86	$21.39	13,029
01/01/2014 to 12/31/2014	$21.39	$22.17	8,426
01/01/2015 to 12/31/2015	$22.17	$19.91	5,615
01/01/2016 to 12/31/2016	$19.91	$25.12	11,954
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$11.02	7,985
01/01/2010 to 12/31/2010	$11.02	$12.49	14,287
01/01/2011 to 12/31/2011	$12.49	$12.47	6,494
01/01/2012 to 12/31/2012	$12.47	$14.23	12,605
01/01/2013 to 12/31/2013	$14.23	$15.62	13,795
01/01/2014 to 12/31/2014	$15.62	$15.38	10,249
01/01/2015 to 12/31/2015	$15.38	$15.30	7,526
01/01/2016 to 12/31/2016	$15.30	$18.23	7,480
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.91	2,369
01/01/2010 to 12/31/2010	$8.91	$9.61	2,261
01/01/2011 to 12/31/2011	$9.61	$13.51	5,682
01/01/2012 to 12/31/2012	$13.51	$13.36	2,675
01/01/2013 to 12/31/2013	$13.36	$10.58	740
01/01/2014 to 12/31/2014	$10.58	$14.14	751
01/01/2015 to 12/31/2015	$14.14	$13.07	1,124
01/01/2016 to 12/31/2016	$13.07	$12.76	2
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$16.03	0
01/01/2010 to 12/31/2010	$16.03	$23.51	85
01/01/2011 to 12/31/2011	$23.51	$19.88	30
01/01/2012 to 12/31/2012	$19.88	$25.80	0
01/01/2013 to 12/31/2013	$25.80	$43.12	0
01/01/2014 to 12/31/2014	$43.12	$48.71	53
01/01/2015 to 12/31/2015	$48.71	$43.35	444
01/01/2016 to 12/31/2016	$43.35	$58.56	665
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.26	14,879
01/01/2010 to 12/31/2010	$12.26	$12.72	29,651
01/01/2011 to 12/31/2011	$12.72	$14.64	21,227
01/01/2012 to 12/31/2012	$14.64	$14.36	33,324
01/01/2013 to 12/31/2013	$14.36	$15.94	25,635
01/01/2014 to 12/31/2014	$15.94	$19.65	43,057
01/01/2015 to 12/31/2015	$19.65	$18.02	17,247
01/01/2016 to 12/31/2016	$18.02	$20.31	19,404

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.41	0
01/01/2010 to 12/31/2010	$13.41	$14.97	169
01/01/2011 to 12/31/2011	$14.97	$12.48	211
01/01/2012 to 12/31/2012	$12.48	$14.96	190
01/01/2013 to 12/31/2013	$14.96	$17.42	190
01/01/2014 to 12/31/2014	$17.42	$16.09	1,787
01/01/2015 to 12/31/2015	$16.09	$16.29	1,660
01/01/2016 to 12/31/2016	$16.29	$15.38	1,617
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.01	0
01/01/2010 to 12/31/2010	$12.01	$14.04	1,471
01/01/2011 to 12/31/2011	$14.04	$14.93	2,275
01/01/2012 to 12/31/2012	$14.93	$16.00	2,242
01/01/2013 to 12/31/2013	$16.00	$22.28	2,219
01/01/2014 to 04/25/2014	$22.28	$21.96	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.31	0
01/01/2010 to 12/31/2010	$12.31	$14.36	0
01/01/2011 to 12/31/2011	$14.36	$13.83	0
01/01/2012 to 12/31/2012	$13.83	$15.31	0
01/01/2013 to 12/31/2013	$15.31	$20.37	0
01/01/2014 to 04/25/2014	$20.37	$20.21	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.30	903
01/01/2010 to 12/31/2010	$13.30	$15.21	2,646
01/01/2011 to 12/31/2011	$15.21	$16.05	902
01/01/2012 to 12/31/2012	$16.05	$17.41	902
01/01/2013 to 12/31/2013	$17.41	$22.31	901
01/01/2014 to 04/25/2014	$22.31	$21.94	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.72	3,178
01/01/2010 to 12/31/2010	$13.72	$15.66	4,387
01/01/2011 to 12/31/2011	$15.66	$16.26	2,496
01/01/2012 to 12/31/2012	$16.26	$16.81	2,492
01/01/2013 to 12/31/2013	$16.81	$21.11	1,369
01/01/2014 to 04/25/2014	$21.11	$21.80	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.28	2,125
01/01/2010 to 07/16/2010	$12.28	$11.77	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.09	$14.59	20,042
01/01/2011 to 12/31/2011	$14.59	$12.46	18,690
01/01/2012 to 12/31/2012	$12.46	$13.88	16,680
01/01/2013 to 12/31/2013	$13.88	$16.31	17,582
01/01/2014 to 12/31/2014	$16.31	$15.12	14,804
01/01/2015 to 12/31/2015	$15.12	$15.15	13,787
01/01/2016 to 12/31/2016	$15.15	$15.33	12,035

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.77	$13.69	4,900
01/01/2011 to 12/31/2011	$13.69	$13.12	5,173
01/01/2012 to 12/31/2012	$13.12	$15.35	4,736
01/01/2013 to 12/31/2013	$15.35	$19.60	5,121
01/01/2014 to 12/31/2014	$19.60	$21.17	3,341
01/01/2015 to 12/31/2015	$21.17	$20.63	1,785
01/01/2016 to 04/29/2016	$20.63	$20.63	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$11.97	$15.07	7,752
01/01/2011 to 12/31/2011	$15.07	$13.97	7,751
01/01/2012 to 12/31/2012	$13.97	$16.52	7,348
01/01/2013 to 12/31/2013	$16.52	$22.70	7,439
01/01/2014 to 12/31/2014	$22.70	$23.14	4,965
01/01/2015 to 12/31/2015	$23.14	$23.03	4,712
01/01/2016 to 12/31/2016	$23.03	$22.73	4,676
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.23	14,957
01/01/2011 to 12/31/2011	$12.23	$11.46	12,237
01/01/2012 to 12/31/2012	$11.46	$12.13	9,847
01/01/2013 to 12/31/2013	$12.13	$17.89	12,283
01/01/2014 to 12/31/2014	$17.89	$17.23	5,444
01/01/2015 to 12/31/2015	$17.23	$16.43	5,810
01/01/2016 to 12/31/2016	$16.43	$17.40	4,405
*Denotes the start date of these sub-accounts

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS
Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

Growth	=	Account Value of variable investment options plus Interim Value of Fixed Allocations (no MVA applies)	minus	Purchase Payments – proportional withdrawals
Example with market increase
Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the “Growth” under the Annuity.

Growth	=	$75,000 – [$50,000 – $0]
	=	$25,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	=	$25,000 * 0.40
	=	$10,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$85,000
Examples with market decline
Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the “Growth” under the Annuity.

Growth	=	$45,000 – [$50,000 – $0]
	=	-$5,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	NO BENEFIT IS PAYABLE

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$50,000
In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

B-1

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the “Growth” under the Annuity.

Growth	=	$90,000 – [$50,000 – ($50,000 * $15,000/$75,000)]
	=	$90,000 – [$50,000 – $10,000]
	=	$90,000 – $40,000
	=	$50,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	=	$50,000 * 0.40
	=	$20,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$110,000
Examples of Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with market increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.

B-2

Example with death after Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $88,214.
Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with market increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{($67,005 – $3,350) – [($67,005 – $3,350) * $1,650/($45,000 – $3,350)]}* 1.05
	=	($63,655 – $2,522) * 1.05
	=	$64,190

Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222

Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444

The Death Benefit therefore is $64,190.

B-3

Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556

Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $7,143
	=	$92,857

Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $92,857.
Examples of Highest Daily Value Death Benefit Calculation
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.
Example with market increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.
Example with death after Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner

B-4

made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $88,214.

B-5

APPENDIX C – PERFORMANCE ADVANTAGE
PRUDENTIAL ANNUITIES’ PERFORMANCE ADVANTAGE
Prudential Annuities’ Performance Advantage was offered, in those states where approved, between May 15, 1999 and October 22, 2000. The description below of the Performance Advantage benefit applies to those Contract Owners who purchased an Annuity during that time period when the Performance Advantage feature was offered.
GLOSSARY OF TERMS
When determining the Account Value and Surrender Value of the Annuity, both amounts will not include any Target Value Credits (described below) that we are entitled to recover upon Surrender of your Annuity.
DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?
The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a “target value” on its 10th anniversary. If, on the 10th anniversary of your Annuity’s Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

•
You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity’s Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

OR

•
You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years. Following the 10th anniversary of your Annuity’s Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments. Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

WHAT IS THE “TARGET VALUE” AND HOW IS IT CALCULATED?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10 year period. We calculate the “Target Value” as follows:

1.	Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity’s Issue Date; plus

2.	Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity’s Issue Date; minus

3.
Each “proportional reduction” resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity’s Issue Date. We determine each “proportional reduction” by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

EXAMPLES

1.
Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity’s Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2.
Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATION?
Yes, you can elect to lock in the growth in your Annuity by “restarting” the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity’s Account Value meets or exceeds the Target Value on the appropriate tenth (10th)  anniversary. You may elect to restart the calculation

C-1

more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.
WHAT ARE TARGET VALUE CREDITS?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits. The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is (are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated. Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.
The amount of any Target Value Credits are not immediately vested and can be recovered by Prudential Annuities under the circumstances and for the time periods shown below. If Prudential Annuities exercises its right to recover the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.

1.	If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.

2.	If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.

3.	If a person on whose life we pay the Death Benefit dies, or if a “contingency event” occurs which triggers a medically-related surrender:

▪	within 12 months after the date a Target Value Credit was allocated to your Account Value; or

▪	within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date. Following completion of the above time periods, the amount of any Target Value Credits are vested in the Owner.

C-2

APPENDIX D – PLUS40 OPTIONAL LIFE INSURANCE RIDER
Prudential Annuities’ Plus40 Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and May 1, 2003. The description below of the Plus40 benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40 benefit.
The life insurance coverage provided under the Plus40 Optional Life Insurance Rider (“Plus40 rider” or the “Rider”) is supported by Prudential Annuities’s general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.
The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40 rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.
ELIGIBILITY
The Plus40 rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity’s death benefit becomes payable – the Annuity’s owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider’s death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider’s death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.
The minimum allowable age to purchase the Plus40 rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Code.
ADJUSTMENTS, RESTRICTIONS & LIMITATIONS

▪
If you die during the first 24 months following the effective date of the Plus40 rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 rider if you die within 24 months of its effective date.

▪
If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

▪
If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 rider’s death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

▪	If charges for the Plus40 rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

▪
If the age of any person covered under the Plus40 rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

▪
On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity’s Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40 rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40 rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 rider or similar life insurance coverage.

▪
The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

▪
The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider’s Effective Date.
The maximum we will pay, before any reduction, is the lesser of 50% of the Rider’s death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 rider death benefit may be more restrictive than any Medically-Related Surrender provision that may be applicable to you under the Annuity.
CHARGES FOR THE PLUS40 RIDER
The Plus40 rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person’s life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

Attained Age	Percentage of Account Value
Age 40-75.80%
Age 76-80	1.60%
Age 81-85	3.20%
Age 86-90	4.80%
Age 91	6.50%
Age 92	7.50%
Age 93	8.50%
Age 94	9.50%
Age 95	10.50%
The charge for the Plus40 rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.
We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a Medically-Related Surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity’s Issue Date, the charge will be prorated. During the first year after the Annuity’s Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.
You can elect to pay the annual charge through a redemption from your Annuity’s Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity’s Account Value. The manner in which you elect to pay for the Rider may have tax implications.

▪
If you elect to pay the charge through a redemption of your Annuity’s Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

▪
If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate the Plus40 rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40 rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 rider.
CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.
SPOUSAL ASSUMPTION
A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity’s Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40 rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 rider, in which case the Annuity’s Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.
TAX CONSIDERATION
The Plus40 rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.
If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.
We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

APPENDIX E – DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL
DEATH BENEFITS
If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:
ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.
The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.
Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above
PLUS

2.	50% of the “Death Benefit Amount” less Purchase Payments reduced by proportional withdrawals.
“Death Benefit Amount” includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.
“ Proportional Withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn
The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit.
NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.
Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.
Key Terms Used with the Guaranteed Minimum Death Benefit

▪	The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” on or before the earlier of the Owner’s date of death and the “Death Benefit Target Date”.

▪
The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all “Proportional Reductions” since such anniversary.

▪
A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.	the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing “due proof of death”; and

2.
the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner’s date of death; and

3.	the “Highest Anniversary Value” on or immediately preceding the Owner’s date of death.
The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the Account Value as of the date we receive in writing “due proof of death” (an MVA may be applicable to amounts in any Fixed Allocations); and

2.	the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.
Between May 15, 1999 and January 22, 2001, in those jurisdictions where we received regulatory approval, Prudential Annuities offered the Guaranteed Minimum Death Benefit with a 7.2% accumulation rate. This Benefit will apply to Annuity Owners who purchased the Annuity and elected the 7.2% GMDB during the period it was offered.
Annuities with Joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.
Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.
What Are The Charges For The Optional Death Benefits?
We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.35% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1.	on each anniversary of the Issue Date;

2.	when Account Value is transferred to our general account prior to the Annuity Date;

3.	if you surrender your Annuity; and

4.	if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).
If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.
We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
ADDITIONAL CALCULATIONS
Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase
Assume that the Owner’s Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the “Death Benefit Amount” less Purchase Payments reduced by proportional withdrawals.

Purchase Payments	=	$50,000
Account Value	=	$75,000
Basic Death Benefit	=	$75,000
Death Benefit Amount	=	$75,000 – $50,000 = $25,000

Benefit Payable Under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	=	$75,000 + $12,500 = $87,500
Examples with market decline
Assume that the Owner’s Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the “Death Benefit Amount” less Purchase Payments reduced by proportional withdrawals.

Purchase Payments	=	$50,000
Account Value	=	$40,000
Basic Death Benefit	=	$50,000
Death Benefit Amount	=	$50,000 – $50,000 = $0

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
	=	$50,000 + $0 = $50,000
In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.
Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example of market increase
Assume that the Owner’s Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).
Example of market decrease
Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).
Example of market increase followed by decrease Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

APPENDIX F – ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS
PROGRAM RULES

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Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

HOW THE ASSET ALLOCATION PROGRAM WORKS

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Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to the other. Upon each rebalance, 100% of your Account Value allocated to the Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

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Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

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Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note – Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

▪
Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under “Termination or Modification of the Asset Allocation Program” will apply.

▪	Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.
TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

▪
You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:

▪	You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

F-1

APPENDIX G – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT
We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the “Living Benefits” section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪
a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

▪
Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

▪	V – the total value of all Permitted Sub-accounts in the Annuity.

▪	F – the total value of all Benefit Fixed Rate Account allocations.

▪
I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

▪	T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

▪	I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 5%
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

▪	If r < C, and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts

Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.
Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28
Target Ratio:

r	=	(L – F)/V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%
Since r > Cu (because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min (V, [L – F – V * Ct] / (1 – Ct))}
	=	{Min (92,300.00, [76,710.28 – 0 – 92,300.00 * 0.80] / (1 – 0.80))}
	=	{Min (92,300.00, 14,351.40)}
	=	14,351.40
FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
If you elect this feature, the following replaces the “Transfer Calculation” above.
Transfer Calculation:
The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:

If (F / (V + F) > .90) then T = F – (V + F) * .90
If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.
On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

▪	If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts

Age 65 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

APPENDIX H – ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE
INSURANCE DEPARTMENT

Advisors Choice 2000 NY
Minimum Investment	$5,000
Maximum Issue Age	Annuitant 85; Owner None
Withdrawal Charge Schedule	None
Insurance Charge	0.65%
Annual Maintenance Fee	Lesser of $30 or 2% of Account Value. Waived for Account Values exceeding $50,000
Transfer Fee	$10 after twenty in any annuity year.
Contract Credit	No
Fixed Allocation	Fixed Allocations Available. (Currently offering durations of 1, 2, 3, 5, 7, and 10 year periods.) MVA does apply.
Variable Investment Options	All options generally available except when an optional rider with investment restrictions is purchased.
Basic Death Benefit
Prior to age 85: The greater of Account Value (variable) plus Interim Value (fixed) or Purchase Payments minus withdrawals. On or after age 85: Account Value (variable) plus Interim Value (fixed). (no MVA applied)

Optional Death Benefits (for an additional cost) (1) Highest Anniversary Value (HAV)
Optional Living Benefits (for an additional cost) (2)
GRO, GRO Plus, Highest Daily GRO, GRO Plus II, Highest Daily GRO II, Guaranteed Minimum Withdrawal Benefit, (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus.

Annuitization Options
Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.

Medically Related Surrender	No

(1)	For more information on these benefits, refer to the “Death Benefit” section in the Prospectus.

(2)	For more information on these benefits, refer to the “Living Benefits” section in the Prospectus.
For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your annuity contract.

H-1

APPENDIX I – FORMULA UNDER GRO PLUS 2008
(The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Next the formula calculates the following formula ratio:

r	=	(L – B) / V.
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu.
The transfer amount is calculated by the following formula:

T	=	{Min (V, [ L – B – V*Ct] / ( 1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [ L – B – V*Ct] / ( 1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE – GRO PLUS 2008 AND
HIGHEST DAILY GRO
(The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

TRANSFER CALCULATION
The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]
If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.
On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap rule”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

APPENDIX J – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL
HIGHEST DAILY LIFETIME SEVEN
(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

1.	Formula for Contracts Issued on or after July 21, 2008
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the permitted Sub-accounts

2.	Formula for Contracts Issued Prior to 7/21/08
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money is transferred from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub- accounts

3.	Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% Cap Rule: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond

Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4.	Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (VV + VF + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / (VV + VF)

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% Cap Rule: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

APPENDIX K – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV+ VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r £ Cus or if on any day r > Cus, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including Book Value Fixed Allocations used with any applicable Enhanced DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

	Months
Years	1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX L – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN
STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix H.

Jurisdiction	Special Provisions
Connecticut	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Hawaii	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Iowa	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Maryland	Fixed Allocations are not available.
Massachusetts
If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Medically Related Surrenders are not available.

Montana
If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Nevada	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed Allocations are not available.
New York	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Medically Related Surrender is not available.
North Dakota	Fixed Allocations are not available.
Texas	Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
Utah	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Vermont	Fixed Allocations are not available.
Washington
If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.

L-1

APPENDIX M – FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	F is the current Account Value of the Fixed Allocations
For each guarantee provided under the program,

▪	Gi is the Principal Value of the guarantee

▪	ti is the number of whole and partial years until the maturity date of the guarantee.

▪	ri is the current fixed rate associated with Fixed Allocations of length ti (ti is rounded to the next highest integer to determine this rate).
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each guarantee the value (Li) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + ri)ti
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if L > (AV – 0.2 * V), and V > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V – (1 / 0.23) * (AV – L)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if L < (AV – 0.26 * V), and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, ((1 / 0.23) * (AV – L) – V))

M-1

APPENDIX N – FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT
We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	F is the current Account Value of the Fixed Allocations

▪	G is the Principal Value of the guarantee

▪	t is the number of whole and partial years between the current Valuation Day and the maturity date.

▪	ti is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

▪	r is the fixed rate associated with Fixed Allocations of length t (t1 is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

▪	ri is the fixed rate associated with Fixed Allocations of length t1 (t1 is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

▪	M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.
The formula determines, on each Valuation Day, when a transfer is required.
The formula begins by determining a “cushion”, D:

D	=	1 – [(G – M) / (1 + r)t] / V
Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:
A transfer into the Fixed Allocations will occur if D < 0.20, V > 0, and V > 0.02 * AV.
The transfer amount is calculated by the following formula:

T	=	MIN(V, (V * (0.75 * (1 + ri)ti – G + M) / (0.75 * (1 + ri)ti – (1 + r)t)))
A transfer from the Fixed Allocations to the Sub-accounts will occur if D > 0.30 and F > 0.
The transfer amount is calculated by the following formula:

T	=	MIN(F, (V * (0.75 * (1 + ri)ti – G + M) / ((1 + r)[t] – 0.75 * (1 + ri)ti )))

N-1

APPENDIX O – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 6 Plus with LIA)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r £ Cus or if on any day r > Cus, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

	Months
Years	1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06.

APPENDIX P – FORMULA FOR GRO PLUS II
(The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

P-1

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

P-2

APPENDIX Q – FORMULA FOR HIGHEST DAILY GRO
Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li), where Li = Gi / (1 + di)^Ni/365).
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

Q-1

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) - B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

Q-2

APPENDIX R – FORMULA FOR HIGHEST DAILY GRO II
Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF).
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

R-1

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

R-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN PROSPECTUS CH2-PROS (MAY 1, 2017).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:
PRUDENTIAL ANNUITIES LIFE	PRUDENTIAL ANNUITIES
ASSURANCE CORPORATION	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudentialannuities.com	http://www.prudentialannuities.com
MAILING ADDRESSES:
Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional
Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

CH2PROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as “Separate Account B”). The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options (“Fixed Allocations”) under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in the PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES – VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR WEBSITE ADDRESS IS WWW.PRUDENTIALANNUITIES.COM.
Date of Statement of Additional Information: May 1, 2017
Date of Prospectus: May 1, 2017
CHC2 - SAI (05/2017)

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Arizona with licenses in the District of Columbia, Puerto Rico, and in all states except New York. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc. Prudential Annuities' principal business address is One Corporate Drive, Shelton, Connecticut 06484.
No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.
Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts, including Separate Account B, will now be operated in accordance with the laws of Arizona.
Separate Account B holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.
Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.
There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.
A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.
There can be no guarantee that any Portfolio will meet its investment objectives.
Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").
We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. We may take other actions in relation to the Sub-accounts and/or Separate Account B.
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D
Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. Based on our redomestication from Connecticut to Arizona, however, all our Separate Accounts, including Separate Account D, will be operated in accordance with the laws of Arizona, effective August 31, 2013. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.
There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such

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gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.
We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.
We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1.	We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a.
Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b.
At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Arizona and other state insurance laws.

2.	The assets in Separate Account D are accounted for at their market value, rather than at book value.

3.	We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.
PAD acts as the distributor of a number of annuity and life insurance products we offer.
PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). THE OFFERING OF THE ANNUITY CONTRACTS THROUGH PAD IS CONTINUOUS. PLEASE SEE THE PROSPECTUS FOR A DISCUSSION OF HOW THE SALES LOAD ON THE ANNUITY CONTRACTS IS DETERMINED.
The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms.
Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

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The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2016) received cash compensation with respect to annuity business during 2016 (or as to which a payment amount was accrued during 2016). The firms listed include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2016, the least amount paid, and greatest amount paid, were $1.20 and $7,034,121.85, respectively.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.
With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2016: $108,318,475.79; 2015: $142,737,382 and 2014: $178,183,624. PAD retained none of those commissions.
HOW THE UNIT PRICE IS DETERMINED
For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a.	is the net result of:

1.
the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2.	any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b.	is the net result of:

1.
the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2.	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c.	is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
ADDITIONAL INFORMATION ON FIXED ALLOCATIONS
To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").
We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.
The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such

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substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)
The reduction used in determining the minimum interest rate is one and a half percent of interest (1.50%).
Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.
WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.
We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.
HOW WE CALCULATE THE MARKET VALUE ADJUSTMENT
An MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined.
The formula is:
[(1+I) / (1+J+0.0010)] ^ (N/12)
where:
I is the interest rate being credited to the Fixed Allocation;
J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;
N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.
The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 10 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.
The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)] ^ (N/12).
No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.
Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1.
If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2.
If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.
Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

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We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.
GENERAL INFORMATION
VOTING RIGHTS
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
MODIFICATION
We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.
Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.
We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.
We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.
DEFERRAL OF TRANSACTIONS
We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed

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7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.
The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.
Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency exists making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Prudential Annuities is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Prudential Annuities and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Prudential Annuities. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Prudential Annuities, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential Annuities may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential Annuities in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments and others continue to pose new and significant cyber security threats. Although Prudential Annuities, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential Annuities cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

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ANNUITIZATION
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments, or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.
When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.
Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.
OPTION 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.
OPTION 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.
OPTION 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.
OPTION 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.
We may make additional annuity payment options available in the future.
WHEN ARE ANNUITY PAYMENTS MADE?
Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice. The Annuity Payment Date may not be changed after the Annuity Date.
HOW ARE ANNUITY PAYMENTS CALCULATED?
FIXED ANNUITY PAYMENTS
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.
ADJUSTABLE ANNUITY PAYMENTS
We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

8

KEY TERMS
ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. The Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95th birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.
EXPERTS
The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2016 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
LEGAL EXPERTS
In connection with the preparation of the post-effective amendment to this registration statement, counsel for Prudential Annuities has provided certain advice with respect to the federal securities laws.
FINANCIAL STATEMENTS
The financial statements which follow are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2016 and for the years ended December 31, 2016 and 2015. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.
INCORPORATION BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.
We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at www.prudentialannuities.com.

9

Appendix A
DETERMINATION OF ACCUMULATION UNIT VALUES
AND FINANCIAL STATEMENTS OF SEPARATE ACCOUNT
The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.
As we have indicated in the prospectuses, Advisors Choice 2000 is a contract that allows you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2016. Here, we set out unit values corresponding to the remaining unit values.
The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.
Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV (0.90%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.53	$12.02	0
01/01/2008 to 12/31/2008	$12.02	$11.36	0
01/01/2009 to 12/31/2009	$11.36	$13.16	0
01/01/2010 to 12/31/2010	$13.16	$15.17	0
01/01/2011 to 12/31/2011	$15.17	$15.45	0
01/01/2012 to 12/31/2012	$15.45	$17.47	0
01/01/2013 to 12/31/2013	$17.47	$19.05	0
01/01/2014 to 12/31/2014	$19.05	$19.32	0
01/01/2015 to 12/31/2015	$19.32	$19.18	714
01/01/2016 to 12/31/2016	$19.18	$20.72	30,348
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.10	$12.01	26,374
01/01/2008 to 12/31/2008	$12.01	$8.12	12,292
01/01/2009 to 12/31/2009	$8.12	$10.00	38,053
01/01/2010 to 12/31/2010	$10.00	$11.10	28,000
01/01/2011 to 12/31/2011	$11.10	$10.71	85,218
01/01/2012 to 12/31/2012	$10.71	$11.94	254,519
01/01/2013 to 12/31/2013	$11.94	$13.02	606,620
01/01/2014 to 12/31/2014	$13.02	$13.39	755,726
01/01/2015 to 12/31/2015	$13.39	$12.84	770,816
01/01/2016 to 12/31/2016	$12.84	$13.54	1,027,754
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.72	$11.64	31,263
01/01/2008 to 12/31/2008	$11.64	$8.10	8,247
01/01/2009 to 12/31/2009	$8.10	$10.12	3,967
01/01/2010 to 12/31/2010	$10.12	$11.41	64,858
01/01/2011 to 12/31/2011	$11.41	$11.32	47,377
01/01/2012 to 12/31/2012	$11.32	$12.75	101,462
01/01/2013 to 12/31/2013	$12.75	$14.72	256,162
01/01/2014 to 12/31/2014	$14.72	$15.48	289,906
01/01/2015 to 12/31/2015	$15.48	$15.47	404,675
01/01/2016 to 12/31/2016	$15.47	$16.42	739,531

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$16.94	$16.76	39,637
01/01/2008 to 12/31/2008	$16.76	$10.84	5,560
01/01/2009 to 12/31/2009	$10.84	$12.65	3,642
01/01/2010 to 12/31/2010	$12.65	$14.28	8,342
01/01/2011 to 12/31/2011	$14.28	$14.65	15,317
01/01/2012 to 05/04/2012	$14.65	$15.96	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.70	2,450
01/01/2014 to 12/31/2014	$11.70	$13.12	3,568
01/01/2015 to 12/31/2015	$13.12	$13.23	3,123
01/01/2016 to 12/31/2016	$13.23	$14.51	69,808
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.99	$11.88	4,426
01/01/2008 to 12/31/2008	$11.88	$8.40	19,288
01/01/2009 to 12/31/2009	$8.40	$10.26	7,434
01/01/2010 to 12/31/2010	$10.26	$11.42	30,013
01/01/2011 to 12/31/2011	$11.42	$11.18	109,398
01/01/2012 to 12/31/2012	$11.18	$12.46	202,391
01/01/2013 to 12/31/2013	$12.46	$14.53	630,765
01/01/2014 to 12/31/2014	$14.53	$15.33	797,400
01/01/2015 to 12/31/2015	$15.33	$15.27	960,602
01/01/2016 to 12/31/2016	$15.27	$16.08	1,166,432
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.21	3,905
01/01/2012 to 12/31/2012	$9.21	$10.22	17,358
01/01/2013 to 12/31/2013	$10.22	$11.22	54,678
01/01/2014 to 12/31/2014	$11.22	$11.67	103,974
01/01/2015 to 12/31/2015	$11.67	$11.22	68,631
01/01/2016 to 12/31/2016	$11.22	$11.89	87,530
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.55	1,861
01/01/2014 to 12/31/2014	$10.55	$10.83	7,179
01/01/2015 to 12/31/2015	$10.83	$10.77	18,918
01/01/2016 to 12/31/2016	$10.77	$11.35	45,258
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$10.83	$11.46	143,967
01/01/2008 to 12/31/2008	$11.46	$11.49	76,887
01/01/2009 to 12/31/2009	$11.49	$12.55	56,400
01/01/2010 to 12/31/2010	$12.55	$12.92	54,195
01/01/2011 to 12/31/2011	$12.92	$13.09	150,074
01/01/2012 to 12/31/2012	$13.09	$13.58	431,982
01/01/2013 to 12/31/2013	$13.58	$13.17	1,072,764
01/01/2014 to 12/31/2014	$13.17	$13.04	1,250,697
01/01/2015 to 12/31/2015	$13.04	$12.98	1,225,601
01/01/2016 to 12/31/2016	$12.98	$13.08	1,235,359

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$11.54	$12.39	259,095
01/01/2008 to 12/31/2008	$12.39	$12.00	116,024
01/01/2009 to 12/31/2009	$12.00	$13.86	95,579
01/01/2010 to 12/31/2010	$13.86	$14.79	86,887
01/01/2011 to 12/31/2011	$14.79	$15.13	145,832
01/01/2012 to 12/31/2012	$15.13	$16.39	341,112
01/01/2013 to 12/31/2013	$16.39	$15.94	704,600
01/01/2014 to 12/31/2014	$15.94	$16.47	808,900
01/01/2015 to 12/31/2015	$16.47	$15.97	837,026
01/01/2016 to 12/31/2016	$15.97	$16.50	1,073,699
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$11.62	0
01/01/2011 to 12/31/2011	$11.62	$10.84	30
01/01/2012 to 12/31/2012	$10.84	$12.16	2,733
01/01/2013 to 12/31/2013	$12.16	$15.84	10,478
01/01/2014 to 12/31/2014	$15.84	$17.31	14,050
01/01/2015 to 12/31/2015	$17.31	$16.34	5,547
01/01/2016 to 12/31/2016	$16.34	$18.42	13,625
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.28	$12.27	36,904
01/01/2008 to 12/31/2008	$12.27	$7.91	20,041
01/01/2009 to 12/31/2009	$7.91	$9.82	22,064
01/01/2010 to 12/31/2010	$9.82	$11.04	13,686
01/01/2011 to 12/31/2011	$11.04	$10.67	104,512
01/01/2012 to 12/31/2012	$10.67	$12.03	227,250
01/01/2013 to 12/31/2013	$12.03	$14.62	632,115
01/01/2014 to 12/31/2014	$14.62	$15.50	1,069,359
01/01/2015 to 12/31/2015	$15.50	$15.45	1,351,677
01/01/2016 to 12/31/2016	$15.45	$16.35	2,037,942
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.74	1,235
01/01/2014 to 12/31/2014	$11.74	$13.22	15,879
01/01/2015 to 12/31/2015	$13.22	$12.63	13,864
01/01/2016 to 12/31/2016	$12.63	$14.38	38,299
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$29.68	$23.55	26,911
01/01/2008 to 12/31/2008	$23.55	$15.16	7,197
01/01/2009 to 12/31/2009	$15.16	$19.82	7,942
01/01/2010 to 12/31/2010	$19.82	$25.27	8,497
01/01/2011 to 12/31/2011	$25.27	$26.70	10,223
01/01/2012 to 12/31/2012	$26.70	$30.52	26,487
01/01/2013 to 12/31/2013	$30.52	$31.19	61,197
01/01/2014 to 12/31/2014	$31.19	$40.47	69,429
01/01/2015 to 12/31/2015	$40.47	$42.04	60,536
01/01/2016 to 12/31/2016	$42.04	$43.67	59,870
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.70	$16.87	17,337
01/01/2008 to 07/18/2008	$16.87	$15.52	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.74	10,247
01/01/2014 to 12/31/2014	$9.74	$10.14	1,497
01/01/2015 to 12/31/2015	$10.14	$10.04	28,330
01/01/2016 to 12/31/2016	$10.04	$10.41	137,094
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.01	0
01/01/2008 to 12/31/2008	$10.01	$7.22	0
01/01/2009 to 12/31/2009	$7.22	$8.68	0
01/01/2010 to 12/31/2010	$8.68	$9.74	0
01/01/2011 to 12/31/2011	$9.74	$9.42	18,228
01/01/2012 to 12/31/2012	$9.42	$10.60	32,303
01/01/2013 to 12/31/2013	$10.60	$12.53	73,384
01/01/2014 to 12/31/2014	$12.53	$13.13	84,809
01/01/2015 to 10/16/2015	$13.13	$13.17	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.64	$11.45	15,062
01/01/2008 to 12/31/2008	$11.45	$7.43	1,585
01/01/2009 to 12/31/2009	$7.43	$9.12	17,399
01/01/2010 to 12/31/2010	$9.12	$10.34	20,854
01/01/2011 to 12/31/2011	$10.34	$10.09	27,510
01/01/2012 to 12/31/2012	$10.09	$11.07	47,893
01/01/2013 to 12/31/2013	$11.07	$12.59	137,981
01/01/2014 to 12/31/2014	$12.59	$12.87	204,705
01/01/2015 to 12/31/2015	$12.87	$12.88	324,163
01/01/2016 to 12/31/2016	$12.88	$13.30	499,569
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.50	433
01/01/2009 to 11/13/2009	$7.50	$8.44	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.80	170,497
01/01/2013 to 12/31/2013	$10.80	$13.33	285,896
01/01/2014 to 12/31/2014	$13.33	$13.63	357,963
01/01/2015 to 10/16/2015	$13.63	$13.14	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.87	8,432
01/01/2014 to 12/31/2014	$10.87	$11.05	38,182
01/01/2015 to 10/16/2015	$11.05	$10.61	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.13	528
01/01/2009 to 12/31/2009	$6.13	$8.21	1,701
01/01/2010 to 12/31/2010	$8.21	$9.78	2,429
01/01/2011 to 12/31/2011	$9.78	$9.21	1,179
01/01/2012 to 12/31/2012	$9.21	$11.57	2,172
01/01/2013 to 12/31/2013	$11.57	$11.96	7,752
01/01/2014 to 12/31/2014	$11.96	$13.51	13,409
01/01/2015 to 12/31/2015	$13.51	$13.37	14,500
01/01/2016 to 12/31/2016	$13.37	$13.37	17,047

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$13.49	$15.23	26,835
01/01/2008 to 12/31/2008	$15.23	$9.02	1,446
01/01/2009 to 12/31/2009	$9.02	$13.35	2,648
01/01/2010 to 12/31/2010	$13.35	$14.59	959
01/01/2011 to 12/31/2011	$14.59	$13.89	4,076
01/01/2012 to 12/31/2012	$13.89	$16.48	13,262
01/01/2013 to 12/31/2013	$16.48	$21.19	34,010
01/01/2014 to 02/07/2014	$21.19	$20.87	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$17.15	$17.87	180,738
01/01/2008 to 12/31/2008	$17.87	$10.50	26,099
01/01/2009 to 12/31/2009	$10.50	$12.40	20,185
01/01/2010 to 12/31/2010	$12.40	$13.88	37,315
01/01/2011 to 12/31/2011	$13.88	$12.99	160,360
01/01/2012 to 12/31/2012	$12.99	$15.41	458,476
01/01/2013 to 12/31/2013	$15.41	$20.39	913,647
01/01/2014 to 12/31/2014	$20.39	$22.86	1,027,985
01/01/2015 to 12/31/2015	$22.86	$21.61	1,170,651
01/01/2016 to 12/31/2016	$21.61	$23.89	1,038,821
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$16.26	$19.23	40,402
01/01/2008 to 12/31/2008	$19.23	$11.28	5,267
01/01/2009 to 12/31/2009	$11.28	$17.56	7,752
01/01/2010 to 12/31/2010	$17.56	$20.86	6,904
01/01/2011 to 12/31/2011	$20.86	$20.05	19,771
01/01/2012 to 12/31/2012	$20.05	$23.77	49,594
01/01/2013 to 12/31/2013	$23.77	$31.14	119,509
01/01/2014 to 12/31/2014	$31.14	$34.42	161,800
01/01/2015 to 12/31/2015	$34.42	$32.17	263,424
01/01/2016 to 12/31/2016	$32.17	$32.40	255,528
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$7.65	169
01/01/2009 to 12/31/2009	$7.65	$9.35	2,039
01/01/2010 to 12/31/2010	$9.35	$10.34	1,388
01/01/2011 to 12/31/2011	$10.34	$10.19	17,448
01/01/2012 to 12/31/2012	$10.19	$11.13	37,304
01/01/2013 to 12/31/2013	$11.13	$12.11	69,723
01/01/2014 to 12/31/2014	$12.11	$12.49	99,059
01/01/2015 to 12/31/2015	$12.49	$12.26	122,151
01/01/2016 to 12/31/2016	$12.26	$12.79	194,934

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.34	$19.12	3,009
01/01/2008 to 12/31/2008	$19.12	$13.90	1,939
01/01/2009 to 12/31/2009	$13.90	$17.48	2,061
01/01/2010 to 12/31/2010	$17.48	$21.96	2,313
01/01/2011 to 12/31/2011	$21.96	$22.04	4,225
01/01/2012 to 12/31/2012	$22.04	$25.27	15,212
01/01/2013 to 12/31/2013	$25.27	$34.77	30,854
01/01/2014 to 12/31/2014	$34.77	$36.93	42,297
01/01/2015 to 12/31/2015	$36.93	$34.59	40,191
01/01/2016 to 12/31/2016	$34.59	$42.61	44,648
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$10.52	$10.93	263,919
01/01/2008 to 12/31/2008	$10.93	$11.11	396,919
01/01/2009 to 12/31/2009	$11.11	$11.03	168,885
01/01/2010 to 12/31/2010	$11.03	$10.94	129,065
01/01/2011 to 12/31/2011	$10.94	$10.84	225,994
01/01/2012 to 12/31/2012	$10.84	$10.74	606,652
01/01/2013 to 12/31/2013	$10.74	$10.65	1,058,147
01/01/2014 to 12/31/2014	$10.65	$10.55	1,734,092
01/01/2015 to 12/31/2015	$10.55	$10.46	2,064,321
01/01/2016 to 12/31/2016	$10.46	$10.36	2,235,562
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$14.94	$15.17	79,839
01/01/2008 to 12/31/2008	$15.17	$11.19	25,668
01/01/2009 to 12/31/2009	$11.19	$15.04	30,804
01/01/2010 to 12/31/2010	$15.04	$16.91	21,144
01/01/2011 to 12/31/2011	$16.91	$17.29	36,200
01/01/2012 to 12/31/2012	$17.29	$19.51	98,604
01/01/2013 to 12/31/2013	$19.51	$20.73	198,033
01/01/2014 to 12/31/2014	$20.73	$21.06	170,963
01/01/2015 to 12/31/2015	$21.06	$20.13	148,038
01/01/2016 to 12/31/2016	$20.13	$23.02	187,998
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.69	$16.05	11,372
01/01/2008 to 12/31/2008	$16.05	$9.30	5,895
01/01/2009 to 12/31/2009	$9.30	$11.01	2,948
01/01/2010 to 12/31/2010	$11.01	$12.35	2,660
01/01/2011 to 12/31/2011	$12.35	$11.73	12,044
01/01/2012 to 12/31/2012	$11.73	$13.58	26,123
01/01/2013 to 12/31/2013	$13.58	$18.83	68,511
01/01/2014 to 12/31/2014	$18.83	$21.22	64,677
01/01/2015 to 12/31/2015	$21.22	$19.38	82,532
01/01/2016 to 12/31/2016	$19.38	$23.03	110,668

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$21.53	$25.40	104,758
01/01/2008 to 12/31/2008	$25.40	$12.53	34,493
01/01/2009 to 12/31/2009	$12.53	$16.79	17,499
01/01/2010 to 12/31/2010	$16.79	$19.06	22,128
01/01/2011 to 12/31/2011	$19.06	$16.44	77,307
01/01/2012 to 12/31/2012	$16.44	$19.62	203,749
01/01/2013 to 12/31/2013	$19.62	$23.14	451,034
01/01/2014 to 12/31/2014	$23.14	$21.67	610,010
01/01/2015 to 12/31/2015	$21.67	$22.15	581,209
01/01/2016 to 12/31/2016	$22.15	$21.12	542,906
AST International Value Portfolio
01/01/2007 to 12/31/2007	$22.21	$25.93	24,808
01/01/2008 to 12/31/2008	$25.93	$14.39	4,306
01/01/2009 to 12/31/2009	$14.39	$18.61	4,720
01/01/2010 to 12/31/2010	$18.61	$20.48	9,310
01/01/2011 to 12/31/2011	$20.48	$17.75	10,657
01/01/2012 to 12/31/2012	$17.75	$20.52	14,811
01/01/2013 to 12/31/2013	$20.52	$24.30	26,796
01/01/2014 to 12/31/2014	$24.30	$22.47	36,615
01/01/2015 to 12/31/2015	$22.47	$22.45	50,399
01/01/2016 to 12/31/2016	$22.45	$22.37	63,934
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.81	10,397
01/01/2009 to 12/31/2009	$10.81	$11.92	2,267
01/01/2010 to 12/31/2010	$11.92	$13.09	0
01/01/2011 to 12/31/2011	$13.09	$14.59	18,774
01/01/2012 to 12/31/2012	$14.59	$15.82	11,214
01/01/2013 to 12/31/2013	$15.82	$15.18	52,659
01/01/2014 to 12/31/2014	$15.18	$16.05	64,101
01/01/2015 to 12/31/2015	$16.05	$16.09	260,959
01/01/2016 to 12/31/2016	$16.09	$16.62	470,431
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.20	0
01/01/2008 to 12/31/2008	$10.20	$7.00	0
01/01/2009 to 12/31/2009	$7.00	$8.79	0
01/01/2010 to 12/31/2010	$8.79	$9.92	56,205
01/01/2011 to 12/31/2011	$9.92	$9.77	116,035
01/01/2012 to 12/31/2012	$9.77	$11.00	70,907
01/01/2013 to 12/31/2013	$11.00	$12.67	156,790
01/01/2014 to 12/31/2014	$12.67	$13.36	171,886
01/01/2015 to 12/31/2015	$13.36	$13.10	225,180
01/01/2016 to 12/31/2016	$13.10	$13.66	285,954

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$20.04	$21.73	52,669
01/01/2008 to 12/31/2008	$21.73	$12.63	9,593
01/01/2009 to 12/31/2009	$12.63	$17.00	8,332
01/01/2010 to 12/31/2010	$17.00	$18.06	7,461
01/01/2011 to 12/31/2011	$18.06	$16.26	13,866
01/01/2012 to 12/31/2012	$16.26	$19.64	50,480
01/01/2013 to 12/31/2013	$19.64	$22.45	119,084
01/01/2014 to 12/31/2014	$22.45	$20.83	132,775
01/01/2015 to 12/31/2015	$20.83	$20.07	118,276
01/01/2016 to 12/31/2016	$20.07	$20.27	108,347
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$15.14	$15.30	5,663
01/01/2008 to 12/31/2008	$15.30	$12.49	9,949
01/01/2009 to 12/31/2009	$12.49	$15.10	7,601
01/01/2010 to 12/31/2010	$15.10	$16.06	10,804
01/01/2011 to 12/31/2011	$16.06	$15.95	9,161
01/01/2012 to 12/31/2012	$15.95	$17.50	38,263
01/01/2013 to 12/31/2013	$17.50	$19.26	115,574
01/01/2014 to 12/31/2014	$19.26	$20.13	164,323
01/01/2015 to 12/31/2015	$20.13	$19.91	194,145
01/01/2016 to 12/31/2016	$19.91	$20.49	331,745
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	1,642
01/01/2010 to 12/31/2010	$10.30	$11.36	1,716
01/01/2011 to 12/31/2011	$11.36	$11.34	0
01/01/2012 to 12/31/2012	$11.34	$12.94	2,360
01/01/2013 to 12/31/2013	$12.94	$17.50	20,366
01/01/2014 to 12/31/2014	$17.50	$18.99	18,192
01/01/2015 to 12/31/2015	$18.99	$20.83	31,278
01/01/2016 to 12/31/2016	$20.83	$20.34	40,448
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$16.04	$18.27	201,010
01/01/2008 to 12/31/2008	$18.27	$10.20	62,884
01/01/2009 to 12/31/2009	$10.20	$13.12	40,609
01/01/2010 to 12/31/2010	$13.12	$15.57	55,308
01/01/2011 to 12/31/2011	$15.57	$15.29	153,157
01/01/2012 to 12/31/2012	$15.29	$17.01	425,090
01/01/2013 to 12/31/2013	$17.01	$23.03	838,181
01/01/2014 to 12/31/2014	$23.03	$25.24	1,035,208
01/01/2015 to 12/31/2015	$25.24	$27.53	925,323
01/01/2016 to 12/31/2016	$27.53	$28.80	814,756

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$14.00	$14.72	87,625
01/01/2008 to 12/31/2008	$14.72	$11.19	33,389
01/01/2009 to 12/31/2009	$11.19	$14.93	18,459
01/01/2010 to 12/31/2010	$14.93	$16.78	23,363
01/01/2011 to 12/31/2011	$16.78	$18.32	68,026
01/01/2012 to 12/31/2012	$18.32	$19.23	171,543
01/01/2013 to 12/31/2013	$19.23	$18.68	340,656
01/01/2014 to 12/31/2014	$18.68	$19.69	403,491
01/01/2015 to 12/31/2015	$19.69	$19.40	383,589
01/01/2016 to 12/31/2016	$19.40	$19.73	420,901
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$19.18	$20.79	20,561
01/01/2008 to 12/31/2008	$20.79	$13.60	9,777
01/01/2009 to 12/31/2009	$13.60	$17.73	11,435
01/01/2010 to 12/31/2010	$17.73	$19.68	13,320
01/01/2011 to 12/31/2011	$19.68	$18.89	12,166
01/01/2012 to 12/31/2012	$18.89	$23.05	21,999
01/01/2013 to 12/31/2013	$23.05	$29.15	47,489
01/01/2014 to 12/31/2014	$29.15	$29.93	51,941
01/01/2015 to 12/31/2015	$29.93	$29.23	64,165
01/01/2016 to 12/31/2016	$29.23	$31.03	82,421
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$14.50	$16.54	20,279
01/01/2008 to 12/31/2008	$16.54	$10.44	7,128
01/01/2009 to 12/31/2009	$10.44	$12.86	7,546
01/01/2010 to 12/31/2010	$12.86	$14.38	8,802
01/01/2011 to 12/31/2011	$14.38	$14.16	19,500
01/01/2012 to 12/31/2012	$14.16	$16.43	62,155
01/01/2013 to 12/31/2013	$16.43	$22.26	141,561
01/01/2014 to 12/31/2014	$22.26	$23.98	140,267
01/01/2015 to 12/31/2015	$23.98	$25.48	107,052
01/01/2016 to 12/31/2016	$25.48	$25.74	86,232
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.23	0
01/01/2013 to 12/31/2013	$10.23	$13.63	2,485
01/01/2014 to 12/31/2014	$13.63	$14.89	11,018
01/01/2015 to 12/31/2015	$14.89	$14.65	30,315
01/01/2016 to 12/31/2016	$14.65	$16.47	86,073
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.48	301
01/01/2013 to 12/31/2013	$10.48	$10.09	7,996
01/01/2014 to 12/31/2014	$10.09	$10.52	14,467
01/01/2015 to 10/16/2015	$10.52	$10.55	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$18.02	$21.82	44,960
01/01/2008 to 12/31/2008	$21.82	$12.29	4,309
01/01/2009 to 12/31/2009	$12.29	$15.80	2,603
01/01/2010 to 12/31/2010	$15.80	$20.15	8,104
01/01/2011 to 12/31/2011	$20.15	$20.31	20,474
01/01/2012 to 12/31/2012	$20.31	$22.61	43,675
01/01/2013 to 12/31/2013	$22.61	$29.72	93,242
01/01/2014 to 12/31/2014	$29.72	$31.79	115,883
01/01/2015 to 10/16/2015	$31.79	$32.80	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$16.38	$19.28	12,717
01/01/2008 to 12/31/2008	$19.28	$10.98	909
01/01/2009 to 12/31/2009	$10.98	$13.33	705
01/01/2010 to 12/31/2010	$13.33	$15.89	721
01/01/2011 to 04/29/2011	$15.89	$17.87	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.02	$20.47	63,614
01/01/2008 to 12/31/2008	$20.47	$11.71	14,316
01/01/2009 to 12/31/2009	$11.71	$16.33	11,022
01/01/2010 to 12/31/2010	$16.33	$19.97	13,801
01/01/2011 to 12/31/2011	$19.97	$19.30	41,025
01/01/2012 to 12/31/2012	$19.30	$22.40	110,737
01/01/2013 to 12/31/2013	$22.40	$31.53	219,116
01/01/2014 to 12/31/2014	$31.53	$35.70	265,572
01/01/2015 to 12/31/2015	$35.70	$33.38	252,369
01/01/2016 to 12/31/2016	$33.38	$39.11	242,483
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.38	56,431
01/01/2013 to 12/31/2013	$10.38	$12.23	120,016
01/01/2014 to 12/31/2014	$12.23	$12.74	159,984
01/01/2015 to 12/31/2015	$12.74	$12.47	132,511
01/01/2016 to 12/31/2016	$12.47	$12.89	120,303
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.59	0
01/01/2009 to 12/31/2009	$5.59	$9.23	3,945
01/01/2010 to 12/31/2010	$9.23	$11.18	4,786
01/01/2011 to 12/31/2011	$11.18	$8.84	4,664
01/01/2012 to 12/31/2012	$8.84	$10.33	16,561
01/01/2013 to 12/31/2013	$10.33	$10.26	47,934
01/01/2014 to 12/31/2014	$10.26	$9.69	58,712
01/01/2015 to 12/31/2015	$9.69	$8.00	62,612
01/01/2016 to 12/31/2016	$8.00	$8.90	69,300

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.75	$11.58	6,634
01/01/2008 to 12/31/2008	$11.58	$9.24	9,452
01/01/2009 to 12/31/2009	$9.24	$10.99	16,918
01/01/2010 to 12/31/2010	$10.99	$12.04	8,078
01/01/2011 to 12/31/2011	$12.04	$12.05	76,851
01/01/2012 to 12/31/2012	$12.05	$13.18	159,646
01/01/2013 to 12/31/2013	$13.18	$14.27	216,575
01/01/2014 to 12/31/2014	$14.27	$14.95	296,913
01/01/2015 to 12/31/2015	$14.95	$14.84	531,354
01/01/2016 to 12/31/2016	$14.84	$15.52	882,023
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	83
01/01/2012 to 12/31/2012	$10.08	$10.70	161
01/01/2013 to 12/31/2013	$10.70	$10.36	5,376
01/01/2014 to 12/31/2014	$10.36	$10.89	16,735
01/01/2015 to 12/31/2015	$10.89	$10.76	30,005
01/01/2016 to 12/31/2016	$10.76	$11.12	83,551
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.54	$11.64	80,636
01/01/2008 to 12/31/2008	$11.64	$6.84	4,508
01/01/2009 to 12/31/2009	$6.84	$8.54	4,245
01/01/2010 to 12/31/2010	$8.54	$10.07	41,032
01/01/2011 to 12/31/2011	$10.07	$9.36	24,534
01/01/2012 to 12/31/2012	$9.36	$10.48	54,660
01/01/2013 to 12/31/2013	$10.48	$12.15	173,117
01/01/2014 to 12/31/2014	$12.15	$13.15	345,827
01/01/2015 to 12/31/2015	$13.15	$12.95	877,579
01/01/2016 to 12/31/2016	$12.95	$14.13	1,323,865
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.74	0
01/01/2014 to 12/31/2014	$11.74	$13.40	1,720
01/01/2015 to 12/31/2015	$13.40	$13.49	2,738
01/01/2016 to 12/31/2016	$13.49	$14.82	2,462
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$15.46	$15.64	19,373
01/01/2008 to 12/31/2008	$15.64	$9.50	3,407
01/01/2009 to 12/31/2009	$9.50	$11.47	2,749
01/01/2010 to 12/31/2010	$11.47	$13.08	8,780
01/01/2011 to 12/31/2011	$13.08	$13.41	8,672
01/01/2012 to 12/31/2012	$13.41	$15.79	27,042
01/01/2013 to 12/31/2013	$15.79	$20.72	88,401
01/01/2014 to 12/31/2014	$20.72	$24.06	96,241
01/01/2015 to 12/31/2015	$24.06	$24.58	94,520
01/01/2016 to 12/31/2016	$24.58	$27.98	100,029

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.95	0
01/01/2012 to 12/31/2012	$8.95	$10.03	0
01/01/2013 to 12/31/2013	$10.03	$12.17	2,455
01/01/2014 to 12/31/2014	$12.17	$12.84	4,509
01/01/2015 to 12/31/2015	$12.84	$12.75	8,901
01/01/2016 to 12/31/2016	$12.75	$13.43	8,100
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.05	1,095
01/01/2008 to 12/31/2008	$10.05	$7.21	5,546
01/01/2009 to 12/31/2009	$7.21	$8.82	5,823
01/01/2010 to 12/31/2010	$8.82	$9.78	4,289
01/01/2011 to 12/31/2011	$9.78	$9.52	8,403
01/01/2012 to 12/31/2012	$9.52	$10.40	28,330
01/01/2013 to 12/31/2013	$10.40	$11.59	97,750
01/01/2014 to 12/31/2014	$11.59	$12.08	111,239
01/01/2015 to 12/31/2015	$12.08	$11.95	190,414
01/01/2016 to 12/31/2016	$11.95	$12.41	350,846
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$7.39	64
01/01/2009 to 12/31/2009	$7.39	$9.30	980
01/01/2010 to 12/31/2010	$9.30	$10.53	2,183
01/01/2011 to 12/31/2011	$10.53	$10.19	4,777
01/01/2012 to 12/31/2012	$10.19	$11.70	54,656
01/01/2013 to 12/31/2013	$11.70	$13.69	70,788
01/01/2014 to 12/31/2014	$13.69	$14.31	94,190
01/01/2015 to 12/31/2015	$14.31	$14.10	362,404
01/01/2016 to 12/31/2016	$14.10	$14.93	476,442
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$14.31	$15.44	23,656
01/01/2008 to 12/31/2008	$15.44	$10.68	450
01/01/2009 to 12/31/2009	$10.68	$13.49	591
01/01/2010 to 12/31/2010	$13.49	$14.95	6,375
01/01/2011 to 12/31/2011	$14.95	$14.31	14,880
01/01/2012 to 12/31/2012	$14.31	$15.76	32,811
01/01/2013 to 12/31/2013	$15.76	$17.87	106,921
01/01/2014 to 12/31/2014	$17.87	$18.25	159,206
01/01/2015 to 10/16/2015	$18.25	$17.85	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$24.54	$27.05	27,731
01/01/2008 to 12/31/2008	$27.05	$14.99	12,311
01/01/2009 to 12/31/2009	$14.99	$19.70	10,378
01/01/2010 to 12/31/2010	$19.70	$25.88	11,381
01/01/2011 to 12/31/2011	$25.88	$22.28	28,792
01/01/2012 to 12/31/2012	$22.28	$26.52	66,713
01/01/2013 to 12/31/2013	$26.52	$37.00	145,136
01/01/2014 to 12/31/2014	$37.00	$38.48	177,198
01/01/2015 to 12/31/2015	$38.48	$38.64	174,970
01/01/2016 to 12/31/2016	$38.64	$41.24	146,474

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$14.14	$15.01	3,455
01/01/2008 to 12/31/2008	$15.01	$9.67	706
01/01/2009 to 12/31/2009	$9.67	$12.83	712
01/01/2010 to 12/31/2010	$12.83	$17.35	731
01/01/2011 to 12/31/2011	$17.35	$17.02	6,643
01/01/2012 to 12/31/2012	$17.02	$18.92	20,997
01/01/2013 to 12/31/2013	$18.92	$25.35	53,094
01/01/2014 to 12/31/2014	$25.35	$26.08	51,726
01/01/2015 to 12/31/2015	$26.08	$26.05	58,463
01/01/2016 to 12/31/2016	$26.05	$28.93	66,586
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.71	$18.43	57,564
01/01/2008 to 12/31/2008	$18.43	$12.84	20,910
01/01/2009 to 12/31/2009	$12.84	$16.16	14,503
01/01/2010 to 12/31/2010	$16.16	$20.17	15,686
01/01/2011 to 12/31/2011	$20.17	$18.80	45,008
01/01/2012 to 12/31/2012	$18.80	$22.01	119,443
01/01/2013 to 12/31/2013	$22.01	$29.97	260,476
01/01/2014 to 12/31/2014	$29.97	$31.27	299,726
01/01/2015 to 12/31/2015	$31.27	$29.65	293,930
01/01/2016 to 12/31/2016	$29.65	$37.97	250,699
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$15.62	$16.46	35,914
01/01/2008 to 12/31/2008	$16.46	$12.08	3,840
01/01/2009 to 12/31/2009	$12.08	$14.86	8,302
01/01/2010 to 12/31/2010	$14.86	$16.42	11,699
01/01/2011 to 12/31/2011	$16.42	$16.60	15,089
01/01/2012 to 12/31/2012	$16.60	$18.67	121,875
01/01/2013 to 12/31/2013	$18.67	$21.61	245,839
01/01/2014 to 12/31/2014	$21.61	$22.68	344,918
01/01/2015 to 12/31/2015	$22.68	$22.48	499,215
01/01/2016 to 12/31/2016	$22.48	$23.96	695,416
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$18.22	$17.41	24,083
01/01/2008 to 12/31/2008	$17.41	$10.03	8,614
01/01/2009 to 12/31/2009	$10.03	$12.30	9,539
01/01/2010 to 12/31/2010	$12.30	$13.80	11,397
01/01/2011 to 12/31/2011	$13.80	$13.46	17,742
01/01/2012 to 12/31/2012	$13.46	$15.64	57,199
01/01/2013 to 12/31/2013	$15.64	$20.09	116,540
01/01/2014 to 12/31/2014	$20.09	$21.40	134,170
01/01/2015 to 10/16/2015	$21.40	$19.96	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$14.51	$15.57	55,927
01/01/2008 to 12/31/2008	$15.57	$9.17	13,564
01/01/2009 to 12/31/2009	$9.17	$13.93	16,776
01/01/2010 to 12/31/2010	$13.93	$15.99	15,801
01/01/2011 to 12/31/2011	$15.99	$15.58	15,045
01/01/2012 to 12/31/2012	$15.58	$18.15	31,299
01/01/2013 to 12/31/2013	$18.15	$25.91	72,697
01/01/2014 to 12/31/2014	$25.91	$27.82	104,575
01/01/2015 to 12/31/2015	$27.82	$30.21	154,773
01/01/2016 to 12/31/2016	$30.21	$30.75	183,693
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$26.88	$37.43	29,053
01/01/2008 to 12/31/2008	$37.43	$18.55	4,772
01/01/2009 to 12/31/2009	$18.55	$27.46	7,706
01/01/2010 to 12/31/2010	$27.46	$32.78	9,066
01/01/2011 to 12/31/2011	$32.78	$27.64	6,940
01/01/2012 to 12/31/2012	$27.64	$28.38	18,929
01/01/2013 to 12/31/2013	$28.38	$32.45	41,571
01/01/2014 to 12/31/2014	$32.45	$29.47	58,912
01/01/2015 to 12/31/2015	$29.47	$23.58	63,296
01/01/2016 to 12/31/2016	$23.58	$29.12	74,822
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$12.39	$13.47	55,737
01/01/2008 to 12/31/2008	$13.47	$13.02	21,120
01/01/2009 to 12/31/2009	$13.02	$14.47	21,872
01/01/2010 to 12/31/2010	$14.47	$15.16	23,029
01/01/2011 to 12/31/2011	$15.16	$15.64	30,301
01/01/2012 to 12/31/2012	$15.64	$16.31	108,177
01/01/2013 to 12/31/2013	$16.31	$15.56	269,072
01/01/2014 to 12/31/2014	$15.56	$15.50	339,329
01/01/2015 to 12/31/2015	$15.50	$14.66	344,000
01/01/2016 to 12/31/2016	$14.66	$15.16	295,582
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.18	$19.23	38,862
01/01/2008 to 12/31/2008	$19.23	$11.95	26,898
01/01/2009 to 12/31/2009	$11.95	$14.00	14,180
01/01/2010 to 12/31/2010	$14.00	$15.60	13,764
01/01/2011 to 12/31/2011	$15.60	$15.39	10,950
01/01/2012 to 12/31/2012	$15.39	$17.29	26,564
01/01/2013 to 12/31/2013	$17.29	$23.07	49,924
01/01/2014 to 12/31/2014	$23.07	$23.22	74,433
01/01/2015 to 12/31/2015	$23.22	$21.62	70,989
01/01/2016 to 12/31/2016	$21.62	$22.74	77,114

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.30	$18.63	258
01/01/2008 to 12/31/2008	$18.63	$11.43	400
01/01/2009 to 12/31/2009	$11.43	$15.73	1,185
01/01/2010 to 12/31/2010	$15.73	$19.26	3,950
01/01/2011 to 12/31/2011	$19.26	$18.43	4,322
01/01/2012 to 12/31/2012	$18.43	$21.63	12,717
01/01/2013 to 12/31/2013	$21.63	$28.38	37,123
01/01/2014 to 12/31/2014	$28.38	$32.34	45,961
01/01/2015 to 12/31/2015	$32.34	$29.93	34,633
01/01/2016 to 12/31/2016	$29.93	$33.81	35,532
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.47	$12.45	87,825
01/01/2008 to 12/31/2008	$12.45	$7.12	4,702
01/01/2009 to 12/31/2009	$7.12	$9.06	3,926
01/01/2010 to 12/31/2010	$9.06	$10.29	3,251
01/01/2011 to 12/31/2011	$10.29	$9.84	24,235
01/01/2012 to 12/31/2012	$9.84	$10.83	44,926
01/01/2013 to 12/31/2013	$10.83	$12.93	128,772
01/01/2014 to 12/31/2014	$12.93	$13.52	271,446
01/01/2015 to 12/31/2015	$13.52	$13.32	323,250
01/01/2016 to 12/31/2016	$13.32	$14.06	420,258
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	0
01/01/2008 to 12/31/2008	$9.99	$9.38	437
01/01/2009 to 12/31/2009	$9.38	$10.38	197
01/01/2010 to 12/31/2010	$10.38	$11.09	0
01/01/2011 to 12/31/2011	$11.09	$11.65	14,259
01/01/2012 to 12/31/2012	$11.65	$12.45	14,349
01/01/2013 to 12/31/2013	$12.45	$12.16	69,578
01/01/2014 to 12/31/2014	$12.16	$12.91	129,240
01/01/2015 to 12/31/2015	$12.91	$12.96	179,309
01/01/2016 to 12/31/2016	$12.96	$13.50	362,945
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.66	$13.93	6,306
01/01/2008 to 12/31/2008	$13.93	$8.12	2,429
01/01/2009 to 12/31/2009	$8.12	$11.25	3,780
01/01/2010 to 07/16/2010	$11.25	$11.07	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.33	$19.75	6,199
01/01/2008 to 12/31/2008	$19.75	$11.45	1,009
01/01/2009 to 12/31/2009	$11.45	$13.16	834
01/01/2010 to 07/16/2010	$13.16	$12.55	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$15.34	$17.02	1,940
01/01/2008 to 12/31/2008	$17.02	$12.28	0
01/01/2009 to 12/31/2009	$12.28	$17.52	0
01/01/2010 to 07/16/2010	$17.52	$16.44	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$15.10	$15.82	0
01/01/2008 to 12/31/2008	$15.82	$8.81	437
01/01/2009 to 12/31/2009	$8.81	$11.24	0
01/01/2010 to 12/31/2010	$11.24	$13.26	0
01/01/2011 to 12/31/2011	$13.26	$11.70	0
01/01/2012 to 12/31/2012	$11.70	$13.20	2,125
01/01/2013 to 12/31/2013	$13.20	$17.15	4,914
01/01/2014 to 04/25/2014	$17.15	$17.72	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.68	3,472
01/01/2009 to 12/31/2009	$6.68	$8.61	3,063
01/01/2010 to 12/31/2010	$8.61	$9.40	30,005
01/01/2011 to 12/31/2011	$9.40	$9.16	79,227
01/01/2012 to 09/21/2012	$9.16	$10.32	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$17.84	$20.03	23,336
01/01/2008 to 12/31/2008	$20.03	$11.36	1,099
01/01/2009 to 12/31/2009	$11.36	$15.88	309
01/01/2010 to 12/31/2010	$15.88	$17.27	1,563
01/01/2011 to 12/31/2011	$17.27	$15.83	2,117
01/01/2012 to 12/31/2012	$15.83	$19.67	7,066
01/01/2013 to 12/31/2013	$19.67	$22.29	17,857
01/01/2014 to 04/25/2014	$22.29	$21.86	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.21	1,042
01/01/2012 to 04/27/2012	$8.21	$9.33	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.17	922
01/01/2012 to 12/31/2012	$9.17	$10.79	13,294
01/01/2013 to 12/31/2013	$10.79	$14.01	22,960
01/01/2014 to 12/31/2014	$14.01	$15.66	26,360
01/01/2015 to 12/31/2015	$15.66	$15.84	26,995
01/01/2016 to 12/31/2016	$15.84	$18.03	45,926
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$18.82	$20.92	840
01/01/2008 to 12/31/2008	$20.92	$10.77	62
01/01/2009 to 12/31/2009	$10.77	$15.20	1,248
01/01/2010 to 12/31/2010	$15.20	$18.65	39
01/01/2011 to 04/29/2011	$18.65	$20.82	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$16.64	$12.82	490
01/01/2008 to 12/31/2008	$12.82	$5.15	954
01/01/2009 to 12/31/2009	$5.15	$6.51	388
01/01/2010 to 12/31/2010	$6.51	$7.12	32
01/01/2011 to 04/29/2011	$7.12	$7.52	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$14.37	$15.93	5,365
01/01/2008 to 12/31/2008	$15.93	$11.27	2,134
01/01/2009 to 12/31/2009	$11.27	$14.26	619
01/01/2010 to 12/31/2010	$14.26	$14.88	2,903
01/01/2011 to 12/31/2011	$14.88	$15.33	2,852
01/01/2012 to 12/31/2012	$15.33	$18.36	5,452
01/01/2013 to 12/31/2013	$18.36	$25.57	18,425
01/01/2014 to 12/31/2014	$25.57	$30.33	25,417
01/01/2015 to 12/31/2015	$30.33	$31.01	38,695
01/01/2016 to 12/31/2016	$31.01	$27.21	32,534
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.82	3,582
01/01/2013 to 12/31/2013	$9.82	$13.33	16,273
01/01/2014 to 12/31/2014	$13.33	$14.27	10,867
01/01/2015 to 12/31/2015	$14.27	$14.31	16,506
01/01/2016 to 12/31/2016	$14.31	$14.29	18,303
Invesco V.I. Technology Fund - Series I
01/01/2007 to 12/31/2007	$15.53	$16.57	0
01/01/2008 to 12/31/2008	$16.57	$9.11	0
01/01/2009 to 12/31/2009	$9.11	$14.22	0
01/01/2010 to 12/31/2010	$14.22	$17.09	0
01/01/2011 to 12/31/2011	$17.09	$16.08	0
01/01/2012 to 12/31/2012	$16.08	$17.73	0
01/01/2013 to 12/31/2013	$17.73	$21.99	0
01/01/2014 to 12/31/2014	$21.99	$24.20	0
01/01/2015 to 12/31/2015	$24.20	$25.62	0
01/01/2016 to 12/31/2016	$25.62	$25.20	0
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$11.83	$14.28	0
01/01/2008 to 12/31/2008	$14.28	$6.95	0
01/01/2009 to 12/31/2009	$6.95	$8.05	0
01/01/2010 to 12/31/2010	$8.05	$10.40	0
01/01/2011 to 12/31/2011	$10.40	$10.44	0
01/01/2012 to 12/31/2012	$10.44	$11.69	0
01/01/2013 to 12/31/2013	$11.69	$17.25	0
01/01/2014 to 04/25/2014	$17.25	$17.22	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$32.48	$46.18	17,445
01/01/2008 to 12/31/2008	$46.18	$19.29	2,001
01/01/2009 to 12/31/2009	$19.29	$31.01	5,357
01/01/2010 to 12/31/2010	$31.01	$35.69	3,410
01/01/2011 to 12/31/2011	$35.69	$27.44	1,755
01/01/2012 to 12/31/2012	$27.44	$31.76	11,912
01/01/2013 to 12/31/2013	$31.76	$31.48	21,064
01/01/2014 to 12/31/2014	$31.48	$29.38	25,570
01/01/2015 to 12/31/2015	$29.38	$24.36	29,478
01/01/2016 to 08/05/2016	$24.36	$26.81	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.76	100,757

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$26.01	$38.08	10,344
01/01/2008 to 12/31/2008	$38.08	$18.56	1,109
01/01/2009 to 12/31/2009	$18.56	$28.36	2,437
01/01/2010 to 12/31/2010	$28.36	$32.01	1,628
01/01/2011 to 12/31/2011	$32.01	$23.16	1,838
01/01/2012 to 12/31/2012	$23.16	$26.50	4,926
01/01/2013 to 12/31/2013	$26.50	$30.20	8,456
01/01/2014 to 12/31/2014	$30.20	$29.46	7,125
01/01/2015 to 12/31/2015	$29.46	$26.45	10,007
01/01/2016 to 12/31/2016	$26.45	$26.38	15,238
ProFund VP Banks
01/01/2007 to 12/31/2007	$16.31	$11.75	0
01/01/2008 to 12/31/2008	$11.75	$6.18	2,093
01/01/2009 to 12/31/2009	$6.18	$5.87	236
01/01/2010 to 12/31/2010	$5.87	$6.30	4,622
01/01/2011 to 12/31/2011	$6.30	$4.57	32
01/01/2012 to 12/31/2012	$4.57	$6.04	2,562
01/01/2013 to 12/31/2013	$6.04	$7.99	6,124
01/01/2014 to 12/31/2014	$7.99	$8.74	6,582
01/01/2015 to 12/31/2015	$8.74	$8.63	6,080
01/01/2016 to 12/31/2016	$8.63	$10.54	32,945
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$17.13	$22.19	2,153
01/01/2008 to 12/31/2008	$22.19	$10.68	94
01/01/2009 to 12/31/2009	$10.68	$17.19	5,752
01/01/2010 to 12/31/2010	$17.19	$22.09	4,949
01/01/2011 to 12/31/2011	$22.09	$18.36	880
01/01/2012 to 12/31/2012	$18.36	$19.74	3,161
01/01/2013 to 12/31/2013	$19.74	$23.16	16,622
01/01/2014 to 12/31/2014	$23.16	$23.34	15,045
01/01/2015 to 12/31/2015	$23.34	$19.91	15,608
01/01/2016 to 12/31/2016	$19.91	$23.38	24,237
ProFund VP Bear
01/01/2007 to 12/31/2007	$6.04	$6.02	4,000
01/01/2008 to 12/31/2008	$6.02	$8.35	64,139
01/01/2009 to 12/31/2009	$8.35	$5.97	1,415
01/01/2010 to 12/31/2010	$5.97	$4.86	2,641
01/01/2011 to 12/31/2011	$4.86	$4.39	9,379
01/01/2012 to 12/31/2012	$4.39	$3.63	14,073
01/01/2013 to 12/31/2013	$3.63	$2.64	23,391
01/01/2014 to 12/31/2014	$2.64	$2.24	33,775
01/01/2015 to 12/31/2015	$2.24	$2.11	34,637
01/01/2016 to 12/31/2016	$2.11	$1.82	28,649

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2007 to 12/31/2007	$16.71	$16.36	0
01/01/2008 to 12/31/2008	$16.36	$16.52	0
01/01/2009 to 12/31/2009	$16.52	$16.98	0
01/01/2010 to 12/31/2010	$16.98	$17.68	0
01/01/2011 to 12/31/2011	$17.68	$18.67	0
01/01/2012 to 12/31/2012	$18.67	$26.04	0
01/01/2013 to 12/31/2013	$26.04	$43.46	477
01/01/2014 to 12/31/2014	$43.46	$55.87	374
01/01/2015 to 12/31/2015	$55.87	$57.19	456
01/01/2016 to 12/31/2016	$57.19	$47.90	47
ProFund VP Bull
01/01/2007 to 12/31/2007	$15.02	$15.42	3,149
01/01/2008 to 12/31/2008	$15.42	$9.52	1,833
01/01/2009 to 12/31/2009	$9.52	$11.73	19,067
01/01/2010 to 12/31/2010	$11.73	$13.09	11,411
01/01/2011 to 12/31/2011	$13.09	$12.97	7,667
01/01/2012 to 12/31/2012	$12.97	$14.64	16,668
01/01/2013 to 12/31/2013	$14.64	$18.83	35,724
01/01/2014 to 12/31/2014	$18.83	$20.80	79,661
01/01/2015 to 12/31/2015	$20.80	$20.52	62,245
01/01/2016 to 12/31/2016	$20.52	$22.30	57,530
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$13.89	$14.81	32,160
01/01/2008 to 12/31/2008	$14.81	$10.75	2,660
01/01/2009 to 12/31/2009	$10.75	$12.96	5,402
01/01/2010 to 12/31/2010	$12.96	$15.07	2,270
01/01/2011 to 12/31/2011	$15.07	$15.97	1,893
01/01/2012 to 12/31/2012	$15.97	$17.54	752
01/01/2013 to 12/31/2013	$17.54	$22.33	4,825
01/01/2014 to 12/31/2014	$22.33	$24.40	11,120
01/01/2015 to 12/31/2015	$24.40	$25.18	13,175
01/01/2016 to 12/31/2016	$25.18	$25.84	12,831
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$13.18	$11.99	0
01/01/2008 to 12/31/2008	$11.99	$8.15	205
01/01/2009 to 12/31/2009	$8.15	$10.57	301
01/01/2010 to 12/31/2010	$10.57	$12.71	1,362
01/01/2011 to 12/31/2011	$12.71	$13.29	0
01/01/2012 to 12/31/2012	$13.29	$16.08	2,350
01/01/2013 to 12/31/2013	$16.08	$22.29	8,930
01/01/2014 to 12/31/2014	$22.29	$24.84	7,836
01/01/2015 to 12/31/2015	$24.84	$25.77	10,674
01/01/2016 to 12/31/2016	$25.77	$26.61	7,095

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$18.86	$21.42	10,444
01/01/2008 to 12/31/2008	$21.42	$11.89	1,124
01/01/2009 to 12/31/2009	$11.89	$15.58	8,121
01/01/2010 to 12/31/2010	$15.58	$15.85	4,661
01/01/2011 to 12/31/2011	$15.85	$14.31	3,656
01/01/2012 to 12/31/2012	$14.31	$16.54	6,926
01/01/2013 to 12/31/2013	$16.54	$19.93	29,186
01/01/2014 to 12/31/2014	$19.93	$18.04	12,094
01/01/2015 to 12/31/2015	$18.04	$15.94	23,379
01/01/2016 to 12/31/2016	$15.94	$17.03	23,058
ProFund VP Financials
01/01/2007 to 12/31/2007	$16.50	$13.23	0
01/01/2008 to 12/31/2008	$13.23	$6.48	176
01/01/2009 to 12/31/2009	$6.48	$7.39	61
01/01/2010 to 12/31/2010	$7.39	$8.12	4,002
01/01/2011 to 12/31/2011	$8.12	$6.94	55
01/01/2012 to 12/31/2012	$6.94	$8.57	6,750
01/01/2013 to 12/31/2013	$8.57	$11.22	19,920
01/01/2014 to 12/31/2014	$11.22	$12.56	28,231
01/01/2015 to 12/31/2015	$12.56	$12.26	16,672
01/01/2016 to 12/31/2016	$12.26	$14.01	25,698
ProFund VP Health Care
01/01/2007 to 12/31/2007	$12.42	$13.12	14,284
01/01/2008 to 12/31/2008	$13.12	$9.85	4,946
01/01/2009 to 12/31/2009	$9.85	$11.66	5,526
01/01/2010 to 12/31/2010	$11.66	$11.89	2,444
01/01/2011 to 12/31/2011	$11.89	$12.97	2,154
01/01/2012 to 12/31/2012	$12.97	$15.09	6,423
01/01/2013 to 12/31/2013	$15.09	$20.90	15,027
01/01/2014 to 12/31/2014	$20.90	$25.63	23,801
01/01/2015 to 12/31/2015	$25.63	$26.67	33,135
01/01/2016 to 12/31/2016	$26.67	$25.36	24,823
ProFund VP Industrials
01/01/2007 to 12/31/2007	$16.38	$18.14	7,851
01/01/2008 to 12/31/2008	$18.14	$10.70	346
01/01/2009 to 12/31/2009	$10.70	$13.15	879
01/01/2010 to 12/31/2010	$13.15	$16.13	1,068
01/01/2011 to 12/31/2011	$16.13	$15.70	505
01/01/2012 to 12/31/2012	$15.70	$18.02	1,640
01/01/2013 to 12/31/2013	$18.02	$24.67	4,453
01/01/2014 to 12/31/2014	$24.67	$25.82	7,741
01/01/2015 to 12/31/2015	$25.82	$24.71	5,546
01/01/2016 to 12/31/2016	$24.71	$28.78	8,673

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
01/01/2007 to 12/31/2007	$21.67	$23.66	0
01/01/2008 to 12/31/2008	$23.66	$12.94	0
01/01/2009 to 12/31/2009	$12.94	$22.73	0
01/01/2010 to 12/31/2010	$22.73	$30.47	0
01/01/2011 to 12/31/2011	$30.47	$28.11	0
01/01/2012 to 12/31/2012	$28.11	$33.36	0
01/01/2013 to 12/31/2013	$33.36	$50.16	0
01/01/2014 to 12/31/2014	$50.16	$50.26	61
01/01/2015 to 12/31/2015	$50.26	$59.95	58
01/01/2016 to 12/31/2016	$59.95	$62.69	55
ProFund VP Japan
01/01/2007 to 12/31/2007	$21.13	$18.85	950
01/01/2008 to 12/31/2008	$18.85	$11.05	944
01/01/2009 to 12/31/2009	$11.05	$12.08	790
01/01/2010 to 12/31/2010	$12.08	$11.19	644
01/01/2011 to 12/31/2011	$11.19	$9.03	2,860
01/01/2012 to 12/31/2012	$9.03	$11.01	727
01/01/2013 to 12/31/2013	$11.01	$16.17	8,204
01/01/2014 to 12/31/2014	$16.17	$16.54	6,526
01/01/2015 to 12/31/2015	$16.54	$17.35	9,140
01/01/2016 to 12/31/2016	$17.35	$17.26	6,959
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.23	$11.90	25,714
01/01/2008 to 12/31/2008	$11.90	$7.60	2,870
01/01/2009 to 12/31/2009	$7.60	$9.78	5,500
01/01/2010 to 12/31/2010	$9.78	$10.96	2,830
01/01/2011 to 12/31/2011	$10.96	$11.21	12,210
01/01/2012 to 12/31/2012	$11.21	$12.52	13,038
01/01/2013 to 12/31/2013	$12.52	$16.21	53,836
01/01/2014 to 12/31/2014	$16.21	$18.14	68,900
01/01/2015 to 12/31/2015	$18.14	$18.65	48,944
01/01/2016 to 12/31/2016	$18.65	$19.41	24,729
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.46	$12.36	15,207
01/01/2008 to 12/31/2008	$12.36	$7.30	5,052
01/01/2009 to 12/31/2009	$7.30	$8.64	1,909
01/01/2010 to 12/31/2010	$8.64	$9.66	3,716
01/01/2011 to 12/31/2011	$9.66	$9.45	5,808
01/01/2012 to 12/31/2012	$9.45	$10.81	9,368
01/01/2013 to 12/31/2013	$10.81	$13.92	23,292
01/01/2014 to 12/31/2014	$13.92	$15.24	123,549
01/01/2015 to 12/31/2015	$15.24	$14.39	33,930
01/01/2016 to 12/31/2016	$14.39	$16.46	32,947
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$15.58	$17.25	2,450
01/01/2008 to 12/31/2008	$17.25	$10.46	2,131
01/01/2009 to 12/31/2009	$10.46	$14.34	5,590
01/01/2010 to 12/31/2010	$14.34	$18.25	8,933
01/01/2011 to 12/31/2011	$18.25	$17.56	4,154
01/01/2012 to 12/31/2012	$17.56	$20.08	7,689
01/01/2013 to 12/31/2013	$20.08	$25.97	35,892
01/01/2014 to 12/31/2014	$25.97	$27.25	21,489
01/01/2015 to 12/31/2015	$27.25	$27.08	28,928
01/01/2016 to 12/31/2016	$27.08	$30.30	17,167

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$18.70	$18.71	3,247
01/01/2008 to 12/31/2008	$18.71	$11.81	1,264
01/01/2009 to 12/31/2009	$11.81	$15.32	1,362
01/01/2010 to 12/31/2010	$15.32	$18.28	570
01/01/2011 to 12/31/2011	$18.28	$17.41	5,210
01/01/2012 to 12/31/2012	$17.41	$20.11	7,598
01/01/2013 to 12/31/2013	$20.11	$26.34	8,944
01/01/2014 to 12/31/2014	$26.34	$28.76	10,395
01/01/2015 to 12/31/2015	$28.76	$26.16	16,045
01/01/2016 to 12/31/2016	$26.16	$32.23	21,756
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$15.21	$17.73	12,303
01/01/2008 to 12/31/2008	$17.73	$10.10	1,501
01/01/2009 to 12/31/2009	$10.10	$15.22	5,977
01/01/2010 to 12/31/2010	$15.22	$17.84	1,624
01/01/2011 to 12/31/2011	$17.84	$17.93	3,369
01/01/2012 to 12/31/2012	$17.93	$20.66	7,718
01/01/2013 to 12/31/2013	$20.66	$27.49	25,741
01/01/2014 to 12/31/2014	$27.49	$31.87	40,150
01/01/2015 to 12/31/2015	$31.87	$33.94	34,803
01/01/2016 to 12/31/2016	$33.94	$35.40	21,300
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$24.48	$32.13	6,503
01/01/2008 to 12/31/2008	$32.13	$20.08	1,525
01/01/2009 to 12/31/2009	$20.08	$22.98	1,392
01/01/2010 to 12/31/2010	$22.98	$26.82	999
01/01/2011 to 12/31/2011	$26.82	$27.17	707
01/01/2012 to 12/31/2012	$27.17	$27.71	5,928
01/01/2013 to 12/31/2013	$27.71	$34.07	19,830
01/01/2014 to 12/31/2014	$34.07	$30.09	17,045
01/01/2015 to 12/31/2015	$30.09	$22.85	22,959
01/01/2016 to 12/31/2016	$22.85	$28.12	27,454
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$9.61	$9.75	0
01/01/2008 to 12/31/2008	$9.75	$7.78	333
01/01/2009 to 12/31/2009	$7.78	$9.01	127
01/01/2010 to 12/31/2010	$9.01	$8.97	0
01/01/2011 to 12/31/2011	$8.97	$10.32	191
01/01/2012 to 12/31/2012	$10.32	$11.44	1,325
01/01/2013 to 12/31/2013	$11.44	$14.92	7,301
01/01/2014 to 12/31/2014	$14.92	$17.65	15,212
01/01/2015 to 12/31/2015	$17.65	$18.27	20,190
01/01/2016 to 12/31/2016	$18.27	$17.43	15,103

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$18.56	$22.52	5,494
01/01/2008 to 12/31/2008	$22.52	$15.46	6,558
01/01/2009 to 12/31/2009	$15.46	$20.73	7,167
01/01/2010 to 12/31/2010	$20.73	$27.30	6,793
01/01/2011 to 12/31/2011	$27.30	$21.86	6,410
01/01/2012 to 12/31/2012	$21.86	$18.51	12,350
01/01/2013 to 12/31/2013	$18.51	$11.38	24,153
01/01/2014 to 12/31/2014	$11.38	$8.59	33,164
01/01/2015 to 12/31/2015	$8.59	$5.72	35,837
01/01/2016 to 12/31/2016	$5.72	$8.83	35,175
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$23.60	$18.80	1,349
01/01/2008 to 12/31/2008	$18.80	$10.95	1,361
01/01/2009 to 12/31/2009	$10.95	$13.87	1,976
01/01/2010 to 12/31/2010	$13.87	$17.14	169
01/01/2011 to 12/31/2011	$17.14	$17.80	331
01/01/2012 to 12/31/2012	$17.80	$20.67	1,570
01/01/2013 to 12/31/2013	$20.67	$20.50	3,833
01/01/2014 to 12/31/2014	$20.50	$25.40	7,068
01/01/2015 to 12/31/2015	$25.40	$25.25	15,802
01/01/2016 to 12/31/2016	$25.25	$26.45	6,900
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$8.12	$7.62	664
01/01/2008 to 12/31/2008	$7.62	$4.69	1,447
01/01/2009 to 12/31/2009	$4.69	$6.14	3,962
01/01/2010 to 12/31/2010	$6.14	$5.11	402
01/01/2011 to 12/31/2011	$5.11	$3.16	5,066
01/01/2012 to 12/31/2012	$3.16	$2.92	11,068
01/01/2013 to 12/31/2013	$2.92	$3.37	58,105
01/01/2014 to 12/31/2014	$3.37	$2.33	62,916
01/01/2015 to 12/31/2015	$2.33	$2.27	68,079
01/01/2016 to 12/31/2016	$2.27	$2.13	107,242
ProFund VP Semiconductor
01/01/2007 to 12/31/2007	$12.10	$12.84	0
01/01/2008 to 12/31/2008	$12.84	$6.39	0
01/01/2009 to 12/31/2009	$6.39	$10.38	0
01/01/2010 to 12/31/2010	$10.38	$11.56	0
01/01/2011 to 12/31/2011	$11.56	$11.01	0
01/01/2012 to 12/31/2012	$11.01	$10.46	0
01/01/2013 to 12/31/2013	$10.46	$13.83	0
01/01/2014 to 12/31/2014	$13.83	$18.44	0
01/01/2015 to 12/31/2015	$18.44	$17.75	0
01/01/2016 to 12/31/2016	$17.75	$22.47	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.32	$8.01	0
01/01/2008 to 12/31/2008	$8.01	$10.46	0
01/01/2009 to 12/31/2009	$10.46	$6.70	0
01/01/2010 to 12/31/2010	$6.70	$4.92	0
01/01/2011 to 12/31/2011	$4.92	$4.48	0
01/01/2012 to 12/31/2012	$4.48	$3.60	0
01/01/2013 to 12/31/2013	$3.60	$2.58	0
01/01/2014 to 12/31/2014	$2.58	$2.24	0
01/01/2015 to 12/31/2015	$2.24	$2.18	0
01/01/2016 to 12/31/2016	$2.18	$1.72	0
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.58	$4.89	608
01/01/2008 to 12/31/2008	$4.89	$7.19	207
01/01/2009 to 12/31/2009	$7.19	$4.23	0
01/01/2010 to 12/31/2010	$4.23	$3.30	0
01/01/2011 to 12/31/2011	$3.30	$2.93	1,278
01/01/2012 to 12/31/2012	$2.93	$2.36	544
01/01/2013 to 12/31/2013	$2.36	$1.65	2,523
01/01/2014 to 12/31/2014	$1.65	$1.32	21,223
01/01/2015 to 12/31/2015	$1.32	$1.13	43,618
01/01/2016 to 12/31/2016	$1.13	$1.01	79,339
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$8.03	$8.32	0
01/01/2008 to 12/31/2008	$8.32	$10.23	0
01/01/2009 to 12/31/2009	$10.23	$6.86	0
01/01/2010 to 12/31/2010	$6.86	$4.83	0
01/01/2011 to 12/31/2011	$4.83	$4.35	0
01/01/2012 to 12/31/2012	$4.35	$3.49	0
01/01/2013 to 12/31/2013	$3.49	$2.38	0
01/01/2014 to 12/31/2014	$2.38	$2.14	0
01/01/2015 to 12/31/2015	$2.14	$2.10	0
01/01/2016 to 12/31/2016	$2.10	$1.63	0
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$17.98	$18.55	1,080
01/01/2008 to 12/31/2008	$18.55	$12.12	680
01/01/2009 to 12/31/2009	$12.12	$15.16	4,072
01/01/2010 to 12/31/2010	$15.16	$18.89	4,495
01/01/2011 to 12/31/2011	$18.89	$18.96	877
01/01/2012 to 12/31/2012	$18.96	$21.13	1,364
01/01/2013 to 12/31/2013	$21.13	$29.41	35,152
01/01/2014 to 12/31/2014	$29.41	$29.78	19,120
01/01/2015 to 12/31/2015	$29.78	$29.85	31,139
01/01/2016 to 12/31/2016	$29.85	$35.57	27,623

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$19.36	$17.80	2,515
01/01/2008 to 12/31/2008	$17.80	$12.23	704
01/01/2009 to 12/31/2009	$12.23	$14.59	341
01/01/2010 to 12/31/2010	$14.59	$17.65	817
01/01/2011 to 12/31/2011	$17.65	$16.78	771
01/01/2012 to 12/31/2012	$16.78	$19.31	5,089
01/01/2013 to 12/31/2013	$19.31	$26.35	22,629
01/01/2014 to 12/31/2014	$26.35	$27.63	16,405
01/01/2015 to 12/31/2015	$27.63	$25.11	18,477
01/01/2016 to 12/31/2016	$25.11	$32.05	29,302
ProFund VP Technology
01/01/2007 to 12/31/2007	$14.26	$16.17	0
01/01/2008 to 12/31/2008	$16.17	$8.92	0
01/01/2009 to 12/31/2009	$8.92	$14.26	0
01/01/2010 to 12/31/2010	$14.26	$15.65	0
01/01/2011 to 12/31/2011	$15.65	$15.30	0
01/01/2012 to 12/31/2012	$15.30	$16.73	0
01/01/2013 to 12/31/2013	$16.73	$20.75	3,122
01/01/2014 to 12/31/2014	$20.75	$24.29	0
01/01/2015 to 12/31/2015	$24.29	$24.65	278
01/01/2016 to 12/31/2016	$24.65	$27.44	729
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$14.38	$15.44	0
01/01/2008 to 12/31/2008	$15.44	$10.04	336
01/01/2009 to 12/31/2009	$10.04	$10.67	84
01/01/2010 to 12/31/2010	$10.67	$12.24	319
01/01/2011 to 12/31/2011	$12.24	$12.35	141
01/01/2012 to 12/31/2012	$12.35	$14.26	2,981
01/01/2013 to 12/31/2013	$14.26	$15.84	4,337
01/01/2014 to 12/31/2014	$15.84	$15.79	11,013
01/01/2015 to 12/31/2015	$15.79	$15.88	10,808
01/01/2016 to 12/31/2016	$15.88	$19.15	11,687
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$10.80	$11.78	25,731
01/01/2008 to 12/31/2008	$11.78	$17.49	11,251
01/01/2009 to 12/31/2009	$17.49	$11.68	216
01/01/2010 to 12/31/2010	$11.68	$12.74	273
01/01/2011 to 12/31/2011	$12.74	$18.12	8,138
01/01/2012 to 12/31/2012	$18.12	$18.13	6,579
01/01/2013 to 12/31/2013	$18.13	$14.53	17,947
01/01/2014 to 12/31/2014	$14.53	$19.64	18,694
01/01/2015 to 12/31/2015	$19.64	$18.37	17,338
01/01/2016 to 12/31/2016	$18.37	$18.15	18,633

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraBull
01/01/2007 to 12/31/2007	$21.01	$20.99	0
01/01/2008 to 12/31/2008	$20.99	$6.78	1,970
01/01/2009 to 12/31/2009	$6.78	$9.72	0
01/01/2010 to 12/31/2010	$9.72	$11.77	0
01/01/2011 to 12/31/2011	$11.77	$11.10	16
01/01/2012 to 12/31/2012	$11.10	$14.18	15
01/01/2013 to 12/31/2013	$14.18	$23.62	2,582
01/01/2014 to 12/31/2014	$23.62	$28.85	2,202
01/01/2015 to 12/31/2015	$28.85	$27.76	2,202
01/01/2016 to 12/31/2016	$27.76	$32.63	1,815
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$26.99	$28.34	720
01/01/2008 to 12/31/2008	$28.34	$9.13	1,661
01/01/2009 to 12/31/2009	$9.13	$15.01	67
01/01/2010 to 12/31/2010	$15.01	$22.26	35
01/01/2011 to 12/31/2011	$22.26	$19.05	1,460
01/01/2012 to 12/31/2012	$19.05	$25.01	4,130
01/01/2013 to 12/31/2013	$25.01	$42.28	5,454
01/01/2014 to 12/31/2014	$42.28	$48.33	8,872
01/01/2015 to 12/31/2015	$48.33	$43.52	9,914
01/01/2016 to 12/31/2016	$43.52	$59.47	14,079
ProFund VP UltraNASDAQ-100
01/01/2007 to 12/31/2007	$19.61	$24.97	1,650
01/01/2008 to 12/31/2008	$24.97	$6.74	0
01/01/2009 to 12/31/2009	$6.74	$14.66	0
01/01/2010 to 12/31/2010	$14.66	$19.65	0
01/01/2011 to 12/31/2011	$19.65	$19.24	0
01/01/2012 to 12/31/2012	$19.24	$25.50	5
01/01/2013 to 12/31/2013	$25.50	$45.24	1,485
01/01/2014 to 12/31/2014	$45.24	$60.90	1,008
01/01/2015 to 12/31/2015	$60.90	$68.57	1,000
01/01/2016 to 12/31/2016	$68.57	$73.81	797
ProFund VP UltraSmall-Cap
01/01/2007 to 12/31/2007	$31.52	$27.12	0
01/01/2008 to 12/31/2008	$27.12	$9.09	1,523
01/01/2009 to 12/31/2009	$9.09	$12.62	0
01/01/2010 to 12/31/2010	$12.62	$18.57	0
01/01/2011 to 12/31/2011	$18.57	$14.94	0
01/01/2012 to 12/31/2012	$14.94	$19.17	557
01/01/2013 to 12/31/2013	$19.17	$35.46	1,728
01/01/2014 to 12/31/2014	$35.46	$37.03	1,476
01/01/2015 to 12/31/2015	$37.03	$31.94	1,476
01/01/2016 to 12/31/2016	$31.94	$44.18	1,189

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
01/01/2007 to 12/31/2007	$20.29	$23.29	12,338
01/01/2008 to 12/31/2008	$23.29	$15.99	2,352
01/01/2009 to 12/31/2009	$15.99	$17.55	3,810
01/01/2010 to 12/31/2010	$17.55	$18.43	2,243
01/01/2011 to 12/31/2011	$18.43	$21.46	4,084
01/01/2012 to 12/31/2012	$21.46	$21.30	3,836
01/01/2013 to 12/31/2013	$21.30	$23.92	5,483
01/01/2014 to 12/31/2014	$23.92	$29.84	10,310
01/01/2015 to 12/31/2015	$29.84	$27.67	13,888
01/01/2016 to 12/31/2016	$27.67	$31.56	13,423
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.57	$17.26	6,360
01/01/2008 to 12/31/2008	$17.26	$8.50	1,256
01/01/2009 to 12/31/2009	$8.50	$11.56	4,732
01/01/2010 to 12/31/2010	$11.56	$13.06	4,700
01/01/2011 to 12/31/2011	$13.06	$11.01	396
01/01/2012 to 12/31/2012	$11.01	$13.36	5,672
01/01/2013 to 12/31/2013	$13.36	$15.73	6,061
01/01/2014 to 12/31/2014	$15.73	$14.70	14,675
01/01/2015 to 12/31/2015	$14.70	$15.06	17,661
01/01/2016 to 12/31/2016	$15.06	$14.39	18,364
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$6.16	$6.16	0
01/01/2008 to 12/31/2008	$6.16	$8.49	0
01/01/2009 to 12/31/2009	$8.49	$6.10	0
01/01/2010 to 12/31/2010	$6.10	$5.02	0
01/01/2011 to 12/31/2011	$5.02	$4.52	0
01/01/2012 to 12/31/2012	$4.52	$3.72	0
01/01/2013 to 12/31/2013	$3.72	$2.71	0
01/01/2014 to 12/31/2014	$2.71	$2.30	0
01/01/2015 to 12/31/2015	$2.30	$2.18	0
01/01/2016 to 12/31/2016	$2.18	$1.90	0
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$15.37	$17.94	0
01/01/2008 to 12/31/2008	$17.94	$10.33	0
01/01/2009 to 12/31/2009	$10.33	$15.56	0
01/01/2010 to 12/31/2010	$15.56	$18.27	0
01/01/2011 to 12/31/2011	$18.27	$18.49	0
01/01/2012 to 12/31/2012	$18.49	$21.40	0
01/01/2013 to 12/31/2013	$21.40	$28.55	0
01/01/2014 to 12/31/2014	$28.55	$33.23	0
01/01/2015 to 12/31/2015	$33.23	$35.65	0
01/01/2016 to 12/31/2016	$35.65	$37.44	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Rydex VT Nova
01/01/2007 to 12/31/2007	$18.32	$18.36	0
01/01/2008 to 12/31/2008	$18.36	$8.28	0
01/01/2009 to 12/31/2009	$8.28	$11.12	0
01/01/2010 to 12/31/2010	$11.12	$13.22	0
01/01/2011 to 12/31/2011	$13.22	$12.95	0
01/01/2012 to 12/31/2012	$12.95	$15.69	0
01/01/2013 to 12/31/2013	$15.69	$23.16	0
01/01/2014 to 12/31/2014	$23.16	$27.22	0
01/01/2015 to 12/31/2015	$27.22	$26.78	0
01/01/2016 to 12/31/2016	$26.78	$30.72	0
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$11.37	$11.74	1,631
01/01/2008 to 12/31/2008	$11.74	$8.38	1,327
01/01/2009 to 12/31/2009	$8.38	$9.45	117
01/01/2010 to 12/31/2010	$9.45	$11.18	21
01/01/2011 to 12/31/2011	$11.18	$12.02	270
01/01/2012 to 12/31/2012	$12.02	$13.04	816
01/01/2013 to 12/31/2013	$13.04	$18.37	1,310
01/01/2014 to 04/25/2014	$18.37	$18.17	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$13.37	$14.50	124,910
01/01/2008 to 12/31/2008	$14.50	$7.93	5,258
01/01/2009 to 12/31/2009	$7.93	$8.88	361
01/01/2010 to 12/31/2010	$8.88	$10.48	20
01/01/2011 to 12/31/2011	$10.48	$10.21	11,164
01/01/2012 to 12/31/2012	$10.21	$11.44	17,569
01/01/2013 to 12/31/2013	$11.44	$15.39	26,851
01/01/2014 to 04/25/2014	$15.39	$15.33	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$12.57	$12.54	2,214
01/01/2008 to 12/31/2008	$12.54	$8.89	1,232
01/01/2009 to 12/31/2009	$8.89	$10.03	84
01/01/2010 to 12/31/2010	$10.03	$11.61	0
01/01/2011 to 12/31/2011	$11.61	$12.39	845
01/01/2012 to 12/31/2012	$12.39	$13.60	247
01/01/2013 to 12/31/2013	$13.60	$17.63	2,275
01/01/2014 to 04/25/2014	$17.63	$17.40	0
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.49	$11.51	19,163
01/01/2008 to 12/31/2008	$11.51	$6.78	618
01/01/2009 to 12/31/2009	$6.78	$7.67	27
01/01/2010 to 12/31/2010	$7.67	$8.85	16
01/01/2011 to 12/31/2011	$8.85	$9.30	1,264
01/01/2012 to 12/31/2012	$9.30	$9.73	4,723
01/01/2013 to 12/31/2013	$9.73	$12.36	21,563
01/01/2014 to 04/25/2014	$12.36	$12.81	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$15.30	$17.92	0
01/01/2008 to 12/31/2008	$17.92	$8.02	0
01/01/2009 to 12/31/2009	$8.02	$8.52	0
01/01/2010 to 12/31/2010	$8.52	$11.01	0
01/01/2011 to 12/31/2011	$11.01	$8.22	0
01/01/2012 to 12/31/2012	$8.22	$9.88	0
01/01/2013 to 12/31/2013	$9.88	$12.87	0
01/01/2014 to 04/25/2014	$12.87	$13.77	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$16.93	$16.58	0
01/01/2008 to 12/31/2008	$16.58	$10.68	0
01/01/2009 to 12/31/2009	$10.68	$13.64	173
01/01/2010 to 07/16/2010	$13.64	$13.13	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$16.75	$17.06	12,272
01/01/2008 to 12/31/2008	$17.06	$10.74	1,643
01/01/2009 to 12/31/2009	$10.74	$12.44	1,947
01/01/2010 to 07/16/2010	$12.44	$12.00	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.57	$15.25	2,584
01/01/2011 to 12/31/2011	$15.25	$13.18	4,078
01/01/2012 to 12/31/2012	$13.18	$14.85	7,982
01/01/2013 to 12/31/2013	$14.85	$17.65	19,084
01/01/2014 to 12/31/2014	$17.65	$16.56	24,861
01/01/2015 to 12/31/2015	$16.56	$16.79	20,445
01/01/2016 to 12/31/2016	$16.79	$17.18	25,377
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$12.00	$14.03	1,406
01/01/2011 to 12/31/2011	$14.03	$13.61	1,191
01/01/2012 to 12/31/2012	$13.61	$16.11	2,195
01/01/2013 to 12/31/2013	$16.11	$20.80	4,399
01/01/2014 to 12/31/2014	$20.80	$22.74	7,334
01/01/2015 to 12/31/2015	$22.74	$22.42	7,255
01/01/2016 to 04/29/2016	$22.42	$22.50	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$16.44	$20.80	288
01/01/2011 to 12/31/2011	$20.80	$19.51	612
01/01/2012 to 12/31/2012	$19.51	$23.35	3,035
01/01/2013 to 12/31/2013	$23.35	$32.44	15,626
01/01/2014 to 12/31/2014	$32.44	$33.47	18,122
01/01/2015 to 12/31/2015	$33.47	$33.70	13,922
01/01/2016 to 12/31/2016	$33.70	$33.66	13,575
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.29	4,049
01/01/2011 to 12/31/2011	$12.29	$11.65	1,617
01/01/2012 to 12/31/2012	$11.65	$12.48	6,724
01/01/2013 to 12/31/2013	$12.48	$18.63	19,878
01/01/2014 to 12/31/2014	$18.63	$18.15	24,092
01/01/2015 to 12/31/2015	$18.15	$17.51	22,893
01/01/2016 to 12/31/2016	$17.51	$18.76	27,803
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With GMWB or HD GRO or GRO Plus 2008 (1.00%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.51	$11.98	18,903
01/01/2008 to 12/31/2008	$11.98	$11.31	2,910
01/01/2009 to 12/31/2009	$11.31	$13.10	3,789
01/01/2010 to 12/31/2010	$13.10	$15.09	5,807
01/01/2011 to 12/31/2011	$15.09	$15.35	35,322
01/01/2012 to 12/31/2012	$15.35	$17.34	19,933
01/01/2013 to 12/31/2013	$17.34	$18.88	26,410
01/01/2014 to 12/31/2014	$18.88	$19.13	6,594
01/01/2015 to 12/31/2015	$19.13	$18.97	6,517
01/01/2016 to 12/31/2016	$18.97	$20.47	15,994
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.09	$11.99	411,706
01/01/2008 to 12/31/2008	$11.99	$8.09	371,911
01/01/2009 to 12/31/2009	$8.09	$9.96	250,364
01/01/2010 to 12/31/2010	$9.96	$11.04	243,717
01/01/2011 to 12/31/2011	$11.04	$10.64	237,622
01/01/2012 to 12/31/2012	$10.64	$11.86	240,813
01/01/2013 to 12/31/2013	$11.86	$12.91	234,834
01/01/2014 to 12/31/2014	$12.91	$13.27	327,654
01/01/2015 to 12/31/2015	$13.27	$12.71	309,303
01/01/2016 to 12/31/2016	$12.71	$13.38	368,452
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.72	$11.62	226,629
01/01/2008 to 12/31/2008	$11.62	$8.07	252,802
01/01/2009 to 12/31/2009	$8.07	$10.09	239,014
01/01/2010 to 12/31/2010	$10.09	$11.35	184,259
01/01/2011 to 12/31/2011	$11.35	$11.25	191,948
01/01/2012 to 12/31/2012	$11.25	$12.66	256,281
01/01/2013 to 12/31/2013	$12.66	$14.61	239,800
01/01/2014 to 12/31/2014	$14.61	$15.35	259,478
01/01/2015 to 12/31/2015	$15.35	$15.31	288,381
01/01/2016 to 12/31/2016	$15.31	$16.24	347,500
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$17.73	$17.54	228,111
01/01/2008 to 12/31/2008	$17.54	$11.33	154,997
01/01/2009 to 12/31/2009	$11.33	$13.21	198,496
01/01/2010 to 12/31/2010	$13.21	$14.89	169,315
01/01/2011 to 12/31/2011	$14.89	$15.27	162,593
01/01/2012 to 05/04/2012	$15.27	$16.63	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$13.10	3,297
01/01/2015 to 12/31/2015	$13.10	$13.19	1,188
01/01/2016 to 12/31/2016	$13.19	$14.46	3,834
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.98	$11.86	133,094
01/01/2008 to 12/31/2008	$11.86	$8.37	237,851
01/01/2009 to 12/31/2009	$8.37	$10.22	257,542
01/01/2010 to 12/31/2010	$10.22	$11.36	323,653
01/01/2011 to 12/31/2011	$11.36	$11.11	402,312
01/01/2012 to 12/31/2012	$11.11	$12.37	420,485
01/01/2013 to 12/31/2013	$12.37	$14.41	443,366
01/01/2014 to 12/31/2014	$14.41	$15.19	671,511
01/01/2015 to 12/31/2015	$15.19	$15.11	761,478
01/01/2016 to 12/31/2016	$15.11	$15.91	861,509
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.21	608
01/01/2012 to 12/31/2012	$9.21	$10.20	601
01/01/2013 to 12/31/2013	$10.20	$11.19	5,235
01/01/2014 to 12/31/2014	$11.19	$11.62	13,261
01/01/2015 to 12/31/2015	$11.62	$11.16	16,473
01/01/2016 to 12/31/2016	$11.16	$11.82	21,698
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.55	0
01/01/2014 to 12/31/2014	$10.55	$10.82	695
01/01/2015 to 12/31/2015	$10.82	$10.74	4,511
01/01/2016 to 12/31/2016	$10.74	$11.30	9,377
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$15.71	$16.61	476,073
01/01/2008 to 12/31/2008	$16.61	$16.63	417,181
01/01/2009 to 12/31/2009	$16.63	$18.15	376,120
01/01/2010 to 12/31/2010	$18.15	$18.67	283,949
01/01/2011 to 12/31/2011	$18.67	$18.90	241,831
01/01/2012 to 12/31/2012	$18.90	$19.58	267,544
01/01/2013 to 12/31/2013	$19.58	$18.97	254,029
01/01/2014 to 12/31/2014	$18.97	$18.76	315,321
01/01/2015 to 12/31/2015	$18.76	$18.66	344,136
01/01/2016 to 12/31/2016	$18.66	$18.78	348,563
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$19.10	$20.48	932,528
01/01/2008 to 12/31/2008	$20.48	$19.82	673,230
01/01/2009 to 12/31/2009	$19.82	$22.86	695,034
01/01/2010 to 12/31/2010	$22.86	$24.38	586,949
01/01/2011 to 12/31/2011	$24.38	$24.90	532,204
01/01/2012 to 12/31/2012	$24.90	$26.95	554,965
01/01/2013 to 12/31/2013	$26.95	$26.19	425,830
01/01/2014 to 12/31/2014	$26.19	$27.03	366,814
01/01/2015 to 12/31/2015	$27.03	$26.19	347,903
01/01/2016 to 12/31/2016	$26.19	$27.03	309,655

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.38	161,639
01/01/2009 to 12/31/2009	$11.38	$11.23	140,596
01/01/2010 to 12/31/2010	$11.23	$12.16	82,764
01/01/2011 to 12/31/2011	$12.16	$12.81	90,616
01/01/2012 to 12/31/2012	$12.81	$13.06	53,184
01/01/2013 to 12/31/2013	$13.06	$12.89	60,588
01/01/2014 to 12/31/2014	$12.89	$12.74	63,451
01/01/2015 to 12/31/2015	$12.74	$12.58	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.45	981
01/01/2010 to 12/31/2010	$9.45	$10.35	1,607
01/01/2011 to 12/31/2011	$10.35	$11.23	5,489
01/01/2012 to 12/31/2012	$11.23	$11.58	5,649
01/01/2013 to 12/31/2013	$11.58	$11.39	1,513
01/01/2014 to 12/31/2014	$11.39	$11.33	0
01/01/2015 to 12/31/2015	$11.33	$11.19	23,531
01/01/2016 to 12/31/2016	$11.19	$11.13	0
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.85	0
01/01/2011 to 12/31/2011	$10.85	$11.97	1,453
01/01/2012 to 12/31/2012	$11.97	$12.45	2,044
01/01/2013 to 12/31/2013	$12.45	$12.08	3
01/01/2014 to 12/31/2014	$12.08	$12.13	0
01/01/2015 to 12/31/2015	$12.13	$12.02	8,777
01/01/2016 to 12/31/2016	$12.02	$12.04	204,506
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.13	11,683
01/01/2009 to 12/31/2009	$12.13	$11.28	9,475
01/01/2010 to 12/31/2010	$11.28	$12.41	0
01/01/2011 to 12/31/2011	$12.41	$13.96	2,627
01/01/2012 to 12/31/2012	$13.96	$14.61	4,673
01/01/2013 to 12/31/2013	$14.61	$14.01	23,692
01/01/2014 to 12/31/2014	$14.01	$14.24	12,082
01/01/2015 to 12/31/2015	$14.24	$14.21	14,482
01/01/2016 to 12/31/2016	$14.21	$14.29	41,234
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.20	9,569
01/01/2009 to 12/31/2009	$12.20	$11.14	0
01/01/2010 to 12/31/2010	$11.14	$12.29	4,945
01/01/2011 to 12/31/2011	$12.29	$14.11	0
01/01/2012 to 12/31/2012	$14.11	$14.78	12,165
01/01/2013 to 12/31/2013	$14.78	$13.93	22,233
01/01/2014 to 12/31/2014	$13.93	$14.38	20,528
01/01/2015 to 12/31/2015	$14.38	$14.39	58,258
01/01/2016 to 12/31/2016	$14.39	$14.45	182,661

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.86	0
01/01/2010 to 12/31/2010	$8.86	$9.81	1,268
01/01/2011 to 12/31/2011	$9.81	$11.53	0
01/01/2012 to 12/31/2012	$11.53	$12.13	768
01/01/2013 to 12/31/2013	$12.13	$11.23	169,824
01/01/2014 to 12/31/2014	$11.23	$11.80	176,463
01/01/2015 to 12/31/2015	$11.80	$11.86	202,920
01/01/2016 to 12/31/2016	$11.86	$11.97	343,163
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.10	2,981
01/01/2011 to 12/31/2011	$11.10	$13.22	6,222
01/01/2012 to 12/31/2012	$13.22	$13.97	0
01/01/2013 to 12/31/2013	$13.97	$12.87	0
01/01/2014 to 12/31/2014	$12.87	$13.72	5,617
01/01/2015 to 12/31/2015	$13.72	$13.82	15,005
01/01/2016 to 12/31/2016	$13.82	$13.96	94,416
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.12	3,562
01/01/2012 to 12/31/2012	$12.12	$12.70	19,197
01/01/2013 to 12/31/2013	$12.70	$11.35	1,129
01/01/2014 to 12/31/2014	$11.35	$12.40	15,823
01/01/2015 to 12/31/2015	$12.40	$12.53	20,638
01/01/2016 to 12/31/2016	$12.53	$12.63	47,236
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.48	10,462
01/01/2013 to 12/31/2013	$10.48	$9.32	119,441
01/01/2014 to 12/31/2014	$9.32	$10.39	49,103
01/01/2015 to 12/31/2015	$10.39	$10.57	9,401
01/01/2016 to 12/31/2016	$10.57	$10.66	206,280
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.82	84,645
01/01/2014 to 12/31/2014	$8.82	$10.01	89,238
01/01/2015 to 12/31/2015	$10.01	$10.19	12,269
01/01/2016 to 12/31/2016	$10.19	$10.28	30,750
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.39	50,736
01/01/2015 to 12/31/2015	$11.39	$11.51	164,266
01/01/2016 to 12/31/2016	$11.51	$11.67	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$10.02	51,230
01/01/2016 to 12/31/2016	$10.02	$10.12	1,049,011
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.96	877,396

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$11.61	0
01/01/2011 to 12/31/2011	$11.61	$10.82	3,569
01/01/2012 to 12/31/2012	$10.82	$12.13	6,843
01/01/2013 to 12/31/2013	$12.13	$15.78	8,157
01/01/2014 to 12/31/2014	$15.78	$17.22	10,469
01/01/2015 to 12/31/2015	$17.22	$16.24	9,959
01/01/2016 to 12/31/2016	$16.24	$18.28	11,245
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.27	$12.24	420,583
01/01/2008 to 12/31/2008	$12.24	$7.88	495,503
01/01/2009 to 12/31/2009	$7.88	$9.78	462,021
01/01/2010 to 12/31/2010	$9.78	$10.98	364,312
01/01/2011 to 12/31/2011	$10.98	$10.61	310,209
01/01/2012 to 12/31/2012	$10.61	$11.94	351,268
01/01/2013 to 12/31/2013	$11.94	$14.50	365,259
01/01/2014 to 12/31/2014	$14.50	$15.36	564,051
01/01/2015 to 12/31/2015	$15.36	$15.29	481,642
01/01/2016 to 12/31/2016	$15.29	$16.17	644,566
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$13.19	4,206
01/01/2015 to 12/31/2015	$13.19	$12.59	8,092
01/01/2016 to 12/31/2016	$12.59	$14.32	9,174
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$31.12	$24.67	155,081
01/01/2008 to 12/31/2008	$24.67	$15.86	111,995
01/01/2009 to 12/31/2009	$15.86	$20.71	96,981
01/01/2010 to 12/31/2010	$20.71	$26.39	88,762
01/01/2011 to 12/31/2011	$26.39	$27.85	75,280
01/01/2012 to 12/31/2012	$27.85	$31.80	92,654
01/01/2013 to 12/31/2013	$31.80	$32.47	76,651
01/01/2014 to 12/31/2014	$32.47	$42.08	61,673
01/01/2015 to 12/31/2015	$42.08	$43.68	60,999
01/01/2016 to 12/31/2016	$43.68	$45.33	57,772
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$15.72	$12.80	75,539
01/01/2008 to 07/18/2008	$12.80	$11.77	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.73	0
01/01/2014 to 12/31/2014	$9.73	$10.13	6,010
01/01/2015 to 12/31/2015	$10.13	$10.02	13,581
01/01/2016 to 12/31/2016	$10.02	$10.37	9,661

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.01	0
01/01/2008 to 12/31/2008	$10.01	$7.21	70
01/01/2009 to 12/31/2009	$7.21	$8.66	0
01/01/2010 to 12/31/2010	$8.66	$9.71	3,036
01/01/2011 to 12/31/2011	$9.71	$9.38	15,195
01/01/2012 to 12/31/2012	$9.38	$10.55	30,124
01/01/2013 to 12/31/2013	$10.55	$12.45	41,727
01/01/2014 to 12/31/2014	$12.45	$13.03	73,791
01/01/2015 to 10/16/2015	$13.03	$13.07	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.64	$11.43	343,893
01/01/2008 to 12/31/2008	$11.43	$7.41	176,530
01/01/2009 to 12/31/2009	$7.41	$9.09	152,714
01/01/2010 to 12/31/2010	$9.09	$10.29	126,118
01/01/2011 to 12/31/2011	$10.29	$10.03	140,161
01/01/2012 to 12/31/2012	$10.03	$10.99	144,585
01/01/2013 to 12/31/2013	$10.99	$12.49	139,523
01/01/2014 to 12/31/2014	$12.49	$12.75	179,552
01/01/2015 to 12/31/2015	$12.75	$12.75	188,133
01/01/2016 to 12/31/2016	$12.75	$13.16	267,279
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.50	0
01/01/2009 to 11/13/2009	$7.50	$8.43	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.80	64,500
01/01/2013 to 12/31/2013	$10.80	$13.30	73,749
01/01/2014 to 12/31/2014	$13.30	$13.59	65,032
01/01/2015 to 10/16/2015	$13.59	$13.09	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.87	5,822
01/01/2014 to 12/31/2014	$10.87	$11.03	19,006
01/01/2015 to 10/16/2015	$11.03	$10.59	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.13	192
01/01/2009 to 12/31/2009	$6.13	$8.20	3,269
01/01/2010 to 12/31/2010	$8.20	$9.76	8,104
01/01/2011 to 12/31/2011	$9.76	$9.18	10,323
01/01/2012 to 12/31/2012	$9.18	$11.52	14,435
01/01/2013 to 12/31/2013	$11.52	$11.90	14,755
01/01/2014 to 12/31/2014	$11.90	$13.42	25,783
01/01/2015 to 12/31/2015	$13.42	$13.27	17,624
01/01/2016 to 12/31/2016	$13.27	$13.26	20,239
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$23.64	$26.68	406,767
01/01/2008 to 12/31/2008	$26.68	$15.77	306,283
01/01/2009 to 12/31/2009	$15.77	$23.33	257,290
01/01/2010 to 12/31/2010	$23.33	$25.47	222,209
01/01/2011 to 12/31/2011	$25.47	$24.22	190,087
01/01/2012 to 12/31/2012	$24.22	$28.72	164,258
01/01/2013 to 12/31/2013	$28.72	$36.89	145,284
01/01/2014 to 02/07/2014	$36.89	$36.31	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$28.74	$29.91	507,472
01/01/2008 to 12/31/2008	$29.91	$17.56	379,447
01/01/2009 to 12/31/2009	$17.56	$20.72	266,028
01/01/2010 to 12/31/2010	$20.72	$23.16	214,419
01/01/2011 to 12/31/2011	$23.16	$21.66	193,150
01/01/2012 to 12/31/2012	$21.66	$25.66	182,309
01/01/2013 to 12/31/2013	$25.66	$33.93	177,804
01/01/2014 to 12/31/2014	$33.93	$38.00	225,380
01/01/2015 to 12/31/2015	$38.00	$35.88	307,497
01/01/2016 to 12/31/2016	$35.88	$39.63	267,928
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$4.59	$5.43	362,040
01/01/2008 to 12/31/2008	$5.43	$3.18	295,139
01/01/2009 to 12/31/2009	$3.18	$4.95	301,894
01/01/2010 to 12/31/2010	$4.95	$5.87	288,663
01/01/2011 to 12/31/2011	$5.87	$5.64	242,754
01/01/2012 to 12/31/2012	$5.64	$6.68	295,653
01/01/2013 to 12/31/2013	$6.68	$8.74	280,627
01/01/2014 to 12/31/2014	$8.74	$9.65	303,027
01/01/2015 to 12/31/2015	$9.65	$9.01	805,485
01/01/2016 to 12/31/2016	$9.01	$9.07	723,416
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$7.64	29,480
01/01/2009 to 12/31/2009	$7.64	$9.33	30,718
01/01/2010 to 12/31/2010	$9.33	$10.31	47,765
01/01/2011 to 12/31/2011	$10.31	$10.15	47,893
01/01/2012 to 12/31/2012	$10.15	$11.07	53,335
01/01/2013 to 12/31/2013	$11.07	$12.03	54,982
01/01/2014 to 12/31/2014	$12.03	$12.40	91,758
01/01/2015 to 12/31/2015	$12.40	$12.16	81,240
01/01/2016 to 12/31/2016	$12.16	$12.67	83,630
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$28.07	$26.36	149,378
01/01/2008 to 12/31/2008	$26.36	$19.15	100,029
01/01/2009 to 12/31/2009	$19.15	$24.05	96,518
01/01/2010 to 12/31/2010	$24.05	$30.18	78,409
01/01/2011 to 12/31/2011	$30.18	$30.27	68,981
01/01/2012 to 12/31/2012	$30.27	$34.66	62,151
01/01/2013 to 12/31/2013	$34.66	$47.64	51,383
01/01/2014 to 12/31/2014	$47.64	$50.56	48,790
01/01/2015 to 12/31/2015	$50.56	$47.30	52,668
01/01/2016 to 12/31/2016	$47.30	$58.21	52,315

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$13.62	$14.14	2,274,112
01/01/2008 to 12/31/2008	$14.14	$14.35	2,934,205
01/01/2009 to 12/31/2009	$14.35	$14.25	1,421,640
01/01/2010 to 12/31/2010	$14.25	$14.11	1,176,323
01/01/2011 to 12/31/2011	$14.11	$13.97	824,499
01/01/2012 to 12/31/2012	$13.97	$13.83	713,101
01/01/2013 to 12/31/2013	$13.83	$13.69	710,651
01/01/2014 to 12/31/2014	$13.69	$13.55	1,050,285
01/01/2015 to 12/31/2015	$13.55	$13.42	966,611
01/01/2016 to 12/31/2016	$13.42	$13.28	903,599
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$18.02	$18.28	274,834
01/01/2008 to 12/31/2008	$18.28	$13.48	191,706
01/01/2009 to 12/31/2009	$13.48	$18.09	206,875
01/01/2010 to 12/31/2010	$18.09	$20.32	182,892
01/01/2011 to 12/31/2011	$20.32	$20.76	158,058
01/01/2012 to 12/31/2012	$20.76	$23.40	149,195
01/01/2013 to 12/31/2013	$23.40	$24.83	127,818
01/01/2014 to 12/31/2014	$24.83	$25.21	119,011
01/01/2015 to 12/31/2015	$25.21	$24.07	117,177
01/01/2016 to 12/31/2016	$24.07	$27.50	134,011
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$26.46	$25.41	451,318
01/01/2008 to 12/31/2008	$25.41	$14.72	267,385
01/01/2009 to 12/31/2009	$14.72	$17.40	205,587
01/01/2010 to 12/31/2010	$17.40	$19.50	184,694
01/01/2011 to 12/31/2011	$19.50	$18.50	150,135
01/01/2012 to 12/31/2012	$18.50	$21.40	129,302
01/01/2013 to 12/31/2013	$21.40	$29.63	125,403
01/01/2014 to 12/31/2014	$29.63	$33.37	125,702
01/01/2015 to 12/31/2015	$33.37	$30.45	110,236
01/01/2016 to 12/31/2016	$30.45	$36.14	107,925
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$22.40	$26.40	715,857
01/01/2008 to 12/31/2008	$26.40	$13.01	552,699
01/01/2009 to 12/31/2009	$13.01	$17.42	377,357
01/01/2010 to 12/31/2010	$17.42	$19.75	307,090
01/01/2011 to 12/31/2011	$19.75	$17.03	256,898
01/01/2012 to 12/31/2012	$17.03	$20.29	244,689
01/01/2013 to 12/31/2013	$20.29	$23.91	227,893
01/01/2014 to 12/31/2014	$23.91	$22.37	244,156
01/01/2015 to 12/31/2015	$22.37	$22.84	237,935
01/01/2016 to 12/31/2016	$22.84	$21.76	216,608

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2007 to 12/31/2007	$20.51	$23.92	246,638
01/01/2008 to 12/31/2008	$23.92	$13.26	126,470
01/01/2009 to 12/31/2009	$13.26	$17.13	165,528
01/01/2010 to 12/31/2010	$17.13	$18.84	155,007
01/01/2011 to 12/31/2011	$18.84	$16.31	132,978
01/01/2012 to 12/31/2012	$16.31	$18.84	69,926
01/01/2013 to 12/31/2013	$18.84	$22.29	59,140
01/01/2014 to 12/31/2014	$22.29	$20.59	60,486
01/01/2015 to 12/31/2015	$20.59	$20.55	55,206
01/01/2016 to 12/31/2016	$20.55	$20.46	51,372
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.20	0
01/01/2008 to 12/31/2008	$10.20	$7.00	10,506
01/01/2009 to 12/31/2009	$7.00	$8.77	51,936
01/01/2010 to 12/31/2010	$8.77	$9.89	69,518
01/01/2011 to 12/31/2011	$9.89	$9.73	61,897
01/01/2012 to 12/31/2012	$9.73	$10.94	23,928
01/01/2013 to 12/31/2013	$10.94	$12.60	42,546
01/01/2014 to 12/31/2014	$12.60	$13.26	51,500
01/01/2015 to 12/31/2015	$13.26	$12.99	80,123
01/01/2016 to 12/31/2016	$12.99	$13.54	78,683
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$24.08	$26.09	233,797
01/01/2008 to 12/31/2008	$26.09	$15.14	128,075
01/01/2009 to 12/31/2009	$15.14	$20.37	111,338
01/01/2010 to 12/31/2010	$20.37	$21.61	99,329
01/01/2011 to 12/31/2011	$21.61	$19.43	88,820
01/01/2012 to 12/31/2012	$19.43	$23.46	106,686
01/01/2013 to 12/31/2013	$23.46	$26.79	85,086
01/01/2014 to 12/31/2014	$26.79	$24.83	91,810
01/01/2015 to 12/31/2015	$24.83	$23.90	105,108
01/01/2016 to 12/31/2016	$23.90	$24.11	100,615
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$20.72	$20.91	89,434
01/01/2008 to 12/31/2008	$20.91	$17.06	109,736
01/01/2009 to 12/31/2009	$17.06	$20.61	89,471
01/01/2010 to 12/31/2010	$20.61	$21.89	83,097
01/01/2011 to 12/31/2011	$21.89	$21.72	94,146
01/01/2012 to 12/31/2012	$21.72	$23.81	101,774
01/01/2013 to 12/31/2013	$23.81	$26.18	113,447
01/01/2014 to 12/31/2014	$26.18	$27.33	111,693
01/01/2015 to 12/31/2015	$27.33	$27.00	113,673
01/01/2016 to 12/31/2016	$27.00	$27.76	118,334

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.35	9,275
01/01/2011 to 12/31/2011	$11.35	$11.31	7,961
01/01/2012 to 12/31/2012	$11.31	$12.90	14,252
01/01/2013 to 12/31/2013	$12.90	$17.43	17,064
01/01/2014 to 12/31/2014	$17.43	$18.90	20,130
01/01/2015 to 12/31/2015	$18.90	$20.70	23,494
01/01/2016 to 12/31/2016	$20.70	$20.19	17,606
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$19.59	$22.29	971,315
01/01/2008 to 12/31/2008	$22.29	$12.43	710,826
01/01/2009 to 12/31/2009	$12.43	$15.97	454,565
01/01/2010 to 12/31/2010	$15.97	$18.93	364,357
01/01/2011 to 12/31/2011	$18.93	$18.57	314,477
01/01/2012 to 12/31/2012	$18.57	$20.64	298,859
01/01/2013 to 12/31/2013	$20.64	$27.92	283,764
01/01/2014 to 12/31/2014	$27.92	$30.57	483,667
01/01/2015 to 12/31/2015	$30.57	$33.31	453,208
01/01/2016 to 12/31/2016	$33.31	$34.82	409,226
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.98	$14.68	220,080
01/01/2008 to 12/31/2008	$14.68	$11.16	140,679
01/01/2009 to 12/31/2009	$11.16	$14.87	152,690
01/01/2010 to 12/31/2010	$14.87	$16.69	119,402
01/01/2011 to 12/31/2011	$16.69	$18.20	95,056
01/01/2012 to 12/31/2012	$18.20	$19.09	125,238
01/01/2013 to 12/31/2013	$19.09	$18.52	176,423
01/01/2014 to 12/31/2014	$18.52	$19.51	186,315
01/01/2015 to 12/31/2015	$19.51	$19.20	238,289
01/01/2016 to 12/31/2016	$19.20	$19.50	267,817
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$15.16	$16.41	233,832
01/01/2008 to 12/31/2008	$16.41	$10.73	185,745
01/01/2009 to 12/31/2009	$10.73	$13.96	141,465
01/01/2010 to 12/31/2010	$13.96	$15.49	128,001
01/01/2011 to 12/31/2011	$15.49	$14.86	129,617
01/01/2012 to 12/31/2012	$14.86	$18.10	130,547
01/01/2013 to 12/31/2013	$18.10	$22.87	118,400
01/01/2014 to 12/31/2014	$22.87	$23.46	130,400
01/01/2015 to 12/31/2015	$23.46	$22.89	137,627
01/01/2016 to 12/31/2016	$22.89	$24.27	113,301

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$8.76	$9.99	385,830
01/01/2008 to 12/31/2008	$9.99	$6.30	283,991
01/01/2009 to 12/31/2009	$6.30	$7.75	357,512
01/01/2010 to 12/31/2010	$7.75	$8.65	303,538
01/01/2011 to 12/31/2011	$8.65	$8.52	270,926
01/01/2012 to 12/31/2012	$8.52	$9.87	195,704
01/01/2013 to 12/31/2013	$9.87	$13.36	147,093
01/01/2014 to 12/31/2014	$13.36	$14.38	157,123
01/01/2015 to 12/31/2015	$14.38	$15.26	169,019
01/01/2016 to 12/31/2016	$15.26	$15.40	177,915
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.22	0
01/01/2013 to 12/31/2013	$10.22	$13.61	0
01/01/2014 to 12/31/2014	$13.61	$14.85	640
01/01/2015 to 12/31/2015	$14.85	$14.60	1,244
01/01/2016 to 12/31/2016	$14.60	$16.39	8,357
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.47	0
01/01/2013 to 12/31/2013	$10.47	$10.07	0
01/01/2014 to 12/31/2014	$10.07	$10.48	13,907
01/01/2015 to 10/16/2015	$10.48	$10.51	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$24.53	$29.67	403,400
01/01/2008 to 12/31/2008	$29.67	$16.69	258,551
01/01/2009 to 12/31/2009	$16.69	$21.45	202,478
01/01/2010 to 12/31/2010	$21.45	$27.32	181,262
01/01/2011 to 12/31/2011	$27.32	$27.50	154,240
01/01/2012 to 12/31/2012	$27.50	$30.60	127,169
01/01/2013 to 12/31/2013	$30.60	$40.17	109,479
01/01/2014 to 12/31/2014	$40.17	$42.93	105,092
01/01/2015 to 10/16/2015	$42.93	$44.25	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$10.46	$12.29	291,364
01/01/2008 to 12/31/2008	$12.29	$6.99	185,040
01/01/2009 to 12/31/2009	$6.99	$8.48	130,897
01/01/2010 to 12/31/2010	$8.48	$10.10	108,496
01/01/2011 to 04/29/2011	$10.10	$11.35	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$35.12	$35.87	379,524
01/01/2008 to 12/31/2008	$35.87	$20.51	269,632
01/01/2009 to 12/31/2009	$20.51	$28.55	181,892
01/01/2010 to 12/31/2010	$28.55	$34.89	147,445
01/01/2011 to 12/31/2011	$34.89	$33.69	125,064
01/01/2012 to 12/31/2012	$33.69	$39.06	118,486
01/01/2013 to 12/31/2013	$39.06	$54.91	108,908
01/01/2014 to 12/31/2014	$54.91	$62.11	125,689
01/01/2015 to 12/31/2015	$62.11	$58.02	124,582
01/01/2016 to 12/31/2016	$58.02	$67.92	111,615

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.37	163,468
01/01/2013 to 12/31/2013	$10.37	$12.21	196,043
01/01/2014 to 12/31/2014	$12.21	$12.71	234,433
01/01/2015 to 12/31/2015	$12.71	$12.42	185,975
01/01/2016 to 12/31/2016	$12.42	$12.83	170,794
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.59	354
01/01/2009 to 12/31/2009	$5.59	$9.22	21,493
01/01/2010 to 12/31/2010	$9.22	$11.16	57,487
01/01/2011 to 12/31/2011	$11.16	$8.81	55,390
01/01/2012 to 12/31/2012	$8.81	$10.28	54,656
01/01/2013 to 12/31/2013	$10.28	$10.20	49,534
01/01/2014 to 12/31/2014	$10.20	$9.63	56,193
01/01/2015 to 12/31/2015	$9.63	$7.94	49,051
01/01/2016 to 12/31/2016	$7.94	$8.83	69,585
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.73	$11.55	89,895
01/01/2008 to 12/31/2008	$11.55	$9.21	152,701
01/01/2009 to 12/31/2009	$9.21	$10.94	182,513
01/01/2010 to 12/31/2010	$10.94	$11.98	203,990
01/01/2011 to 12/31/2011	$11.98	$11.98	173,004
01/01/2012 to 12/31/2012	$11.98	$13.09	274,996
01/01/2013 to 12/31/2013	$13.09	$14.15	348,267
01/01/2014 to 12/31/2014	$14.15	$14.82	425,734
01/01/2015 to 12/31/2015	$14.82	$14.69	503,132
01/01/2016 to 12/31/2016	$14.69	$15.35	578,618
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.69	0
01/01/2013 to 12/31/2013	$10.69	$10.34	0
01/01/2014 to 12/31/2014	$10.34	$10.86	296
01/01/2015 to 12/31/2015	$10.86	$10.72	22,626
01/01/2016 to 12/31/2016	$10.72	$11.06	26,811
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.54	$11.62	104,706
01/01/2008 to 12/31/2008	$11.62	$6.82	145,715
01/01/2009 to 12/31/2009	$6.82	$8.51	130,430
01/01/2010 to 12/31/2010	$8.51	$10.02	119,611
01/01/2011 to 12/31/2011	$10.02	$9.31	121,090
01/01/2012 to 12/31/2012	$9.31	$10.40	69,098
01/01/2013 to 12/31/2013	$10.40	$12.05	57,048
01/01/2014 to 12/31/2014	$12.05	$13.03	91,309
01/01/2015 to 12/31/2015	$13.03	$12.82	236,779
01/01/2016 to 12/31/2016	$12.82	$13.98	294,371

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$13.38	0
01/01/2015 to 12/31/2015	$13.38	$13.45	0
01/01/2016 to 12/31/2016	$13.45	$14.76	0
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$15.06	$15.22	396,251
01/01/2008 to 12/31/2008	$15.22	$9.23	222,439
01/01/2009 to 12/31/2009	$9.23	$11.14	165,516
01/01/2010 to 12/31/2010	$11.14	$12.68	148,208
01/01/2011 to 12/31/2011	$12.68	$12.99	123,296
01/01/2012 to 12/31/2012	$12.99	$15.28	121,362
01/01/2013 to 12/31/2013	$15.28	$20.03	108,667
01/01/2014 to 12/31/2014	$20.03	$23.24	131,331
01/01/2015 to 12/31/2015	$23.24	$23.72	133,482
01/01/2016 to 12/31/2016	$23.72	$26.97	132,429
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.94	0
01/01/2012 to 12/31/2012	$8.94	$10.01	5,703
01/01/2013 to 12/31/2013	$10.01	$12.14	7,780
01/01/2014 to 12/31/2014	$12.14	$12.79	37,229
01/01/2015 to 12/31/2015	$12.79	$12.69	42,256
01/01/2016 to 12/31/2016	$12.69	$13.35	60,495
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.05	3,529
01/01/2008 to 12/31/2008	$10.05	$7.21	13,812
01/01/2009 to 12/31/2009	$7.21	$8.80	41,533
01/01/2010 to 12/31/2010	$8.80	$9.75	52,644
01/01/2011 to 12/31/2011	$9.75	$9.48	111,110
01/01/2012 to 12/31/2012	$9.48	$10.35	139,141
01/01/2013 to 12/31/2013	$10.35	$11.52	120,205
01/01/2014 to 12/31/2014	$11.52	$11.99	133,536
01/01/2015 to 12/31/2015	$11.99	$11.85	136,474
01/01/2016 to 12/31/2016	$11.85	$12.30	181,299
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$7.39	7,390
01/01/2009 to 12/31/2009	$7.39	$9.28	19,879
01/01/2010 to 12/31/2010	$9.28	$10.50	19,915
01/01/2011 to 12/31/2011	$10.50	$10.15	22,151
01/01/2012 to 12/31/2012	$10.15	$11.64	32,123
01/01/2013 to 12/31/2013	$11.64	$13.61	87,038
01/01/2014 to 12/31/2014	$13.61	$14.20	124,620
01/01/2015 to 12/31/2015	$14.20	$13.99	198,077
01/01/2016 to 12/31/2016	$13.99	$14.79	246,808

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$17.57	$18.95	57,993
01/01/2008 to 12/31/2008	$18.95	$13.09	38,831
01/01/2009 to 12/31/2009	$13.09	$16.52	56,078
01/01/2010 to 12/31/2010	$16.52	$18.28	55,356
01/01/2011 to 12/31/2011	$18.28	$17.49	63,882
01/01/2012 to 12/31/2012	$17.49	$19.24	63,454
01/01/2013 to 12/31/2013	$19.24	$21.79	58,385
01/01/2014 to 12/31/2014	$21.79	$22.23	64,967
01/01/2015 to 10/16/2015	$22.23	$21.73	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$12.39	$13.64	189,572
01/01/2008 to 12/31/2008	$13.64	$7.55	125,578
01/01/2009 to 12/31/2009	$7.55	$9.92	89,622
01/01/2010 to 12/31/2010	$9.92	$13.01	81,914
01/01/2011 to 12/31/2011	$13.01	$11.19	137,269
01/01/2012 to 12/31/2012	$11.19	$13.30	130,099
01/01/2013 to 12/31/2013	$13.30	$18.55	126,485
01/01/2014 to 12/31/2014	$18.55	$19.27	145,335
01/01/2015 to 12/31/2015	$19.27	$19.33	147,432
01/01/2016 to 12/31/2016	$19.33	$20.61	128,119
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$17.08	$18.11	238,483
01/01/2008 to 12/31/2008	$18.11	$11.66	196,511
01/01/2009 to 12/31/2009	$11.66	$15.45	165,746
01/01/2010 to 12/31/2010	$15.45	$20.87	138,847
01/01/2011 to 12/31/2011	$20.87	$20.46	118,573
01/01/2012 to 12/31/2012	$20.46	$22.72	122,406
01/01/2013 to 12/31/2013	$22.72	$30.40	97,212
01/01/2014 to 12/31/2014	$30.40	$31.25	88,416
01/01/2015 to 12/31/2015	$31.25	$31.18	88,541
01/01/2016 to 12/31/2016	$31.18	$34.59	87,562
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$25.06	$23.42	357,717
01/01/2008 to 12/31/2008	$23.42	$16.30	265,536
01/01/2009 to 12/31/2009	$16.30	$20.49	179,703
01/01/2010 to 12/31/2010	$20.49	$25.56	142,958
01/01/2011 to 12/31/2011	$25.56	$23.79	125,180
01/01/2012 to 12/31/2012	$23.79	$27.83	104,650
01/01/2013 to 12/31/2013	$27.83	$37.86	104,841
01/01/2014 to 12/31/2014	$37.86	$39.45	128,407
01/01/2015 to 12/31/2015	$39.45	$37.37	128,308
01/01/2016 to 12/31/2016	$37.37	$47.81	112,783

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$24.38	$25.66	177,727
01/01/2008 to 12/31/2008	$25.66	$18.81	170,365
01/01/2009 to 12/31/2009	$18.81	$23.12	143,983
01/01/2010 to 12/31/2010	$23.12	$25.53	132,162
01/01/2011 to 12/31/2011	$25.53	$25.78	105,184
01/01/2012 to 12/31/2012	$25.78	$28.96	159,208
01/01/2013 to 12/31/2013	$28.96	$33.50	197,834
01/01/2014 to 12/31/2014	$33.50	$35.11	243,904
01/01/2015 to 12/31/2015	$35.11	$34.78	273,978
01/01/2016 to 12/31/2016	$34.78	$37.03	341,435
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$15.55	$14.85	396,679
01/01/2008 to 12/31/2008	$14.85	$8.54	201,923
01/01/2009 to 12/31/2009	$8.54	$10.47	124,152
01/01/2010 to 12/31/2010	$10.47	$11.74	109,186
01/01/2011 to 12/31/2011	$11.74	$11.43	78,033
01/01/2012 to 12/31/2012	$11.43	$13.27	174,018
01/01/2013 to 12/31/2013	$13.27	$17.03	99,497
01/01/2014 to 12/31/2014	$17.03	$18.12	123,842
01/01/2015 to 10/16/2015	$18.12	$16.89	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.79	$16.92	156,491
01/01/2008 to 12/31/2008	$16.92	$9.96	118,069
01/01/2009 to 12/31/2009	$9.96	$15.12	139,111
01/01/2010 to 12/31/2010	$15.12	$17.33	91,822
01/01/2011 to 12/31/2011	$17.33	$16.87	92,278
01/01/2012 to 12/31/2012	$16.87	$19.63	117,823
01/01/2013 to 12/31/2013	$19.63	$28.00	106,243
01/01/2014 to 12/31/2014	$28.00	$30.03	124,055
01/01/2015 to 12/31/2015	$30.03	$32.58	159,880
01/01/2016 to 12/31/2016	$32.58	$33.12	155,469
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$48.53	$67.50	91,058
01/01/2008 to 12/31/2008	$67.50	$33.42	67,882
01/01/2009 to 12/31/2009	$33.42	$49.42	59,018
01/01/2010 to 12/31/2010	$49.42	$58.93	51,233
01/01/2011 to 12/31/2011	$58.93	$49.64	45,841
01/01/2012 to 12/31/2012	$49.64	$50.92	40,026
01/01/2013 to 12/31/2013	$50.92	$58.16	34,744
01/01/2014 to 12/31/2014	$58.16	$52.77	34,309
01/01/2015 to 12/31/2015	$52.77	$42.18	39,346
01/01/2016 to 12/31/2016	$42.18	$52.04	36,992

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$15.03	$16.31	195,478
01/01/2008 to 12/31/2008	$16.31	$15.75	157,502
01/01/2009 to 12/31/2009	$15.75	$17.49	152,843
01/01/2010 to 12/31/2010	$17.49	$18.30	130,474
01/01/2011 to 12/31/2011	$18.30	$18.87	127,285
01/01/2012 to 12/31/2012	$18.87	$19.66	130,910
01/01/2013 to 12/31/2013	$19.66	$18.73	127,379
01/01/2014 to 12/31/2014	$18.73	$18.65	144,106
01/01/2015 to 12/31/2015	$18.65	$17.61	142,199
01/01/2016 to 12/31/2016	$17.61	$18.19	118,128
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$14.74	$14.77	205,376
01/01/2008 to 12/31/2008	$14.77	$9.17	175,827
01/01/2009 to 12/31/2009	$9.17	$10.73	110,665
01/01/2010 to 12/31/2010	$10.73	$11.95	84,321
01/01/2011 to 12/31/2011	$11.95	$11.77	70,324
01/01/2012 to 12/31/2012	$11.77	$13.21	70,906
01/01/2013 to 12/31/2013	$13.21	$17.61	70,433
01/01/2014 to 12/31/2014	$17.61	$17.71	71,306
01/01/2015 to 12/31/2015	$17.71	$16.47	68,125
01/01/2016 to 12/31/2016	$16.47	$17.30	58,433
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$13.88	$14.12	123,018
01/01/2008 to 12/31/2008	$14.12	$8.65	81,270
01/01/2009 to 12/31/2009	$8.65	$11.89	67,540
01/01/2010 to 12/31/2010	$11.89	$14.55	63,900
01/01/2011 to 12/31/2011	$14.55	$13.91	39,508
01/01/2012 to 12/31/2012	$13.91	$16.30	57,927
01/01/2013 to 12/31/2013	$16.30	$21.37	35,635
01/01/2014 to 12/31/2014	$21.37	$24.32	39,075
01/01/2015 to 12/31/2015	$24.32	$22.49	34,907
01/01/2016 to 12/31/2016	$22.49	$25.38	42,814
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.46	$12.42	62,773
01/01/2008 to 12/31/2008	$12.42	$7.09	126,503
01/01/2009 to 12/31/2009	$7.09	$9.02	66,395
01/01/2010 to 12/31/2010	$9.02	$10.24	85,069
01/01/2011 to 12/31/2011	$10.24	$9.78	56,049
01/01/2012 to 12/31/2012	$9.78	$10.75	53,655
01/01/2013 to 12/31/2013	$10.75	$12.83	94,298
01/01/2014 to 12/31/2014	$12.83	$13.40	148,953
01/01/2015 to 12/31/2015	$13.40	$13.18	134,144
01/01/2016 to 12/31/2016	$13.18	$13.90	167,653

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	5,043
01/01/2008 to 12/31/2008	$9.99	$9.37	57,790
01/01/2009 to 12/31/2009	$9.37	$10.36	14,693
01/01/2010 to 12/31/2010	$10.36	$11.05	13,807
01/01/2011 to 12/31/2011	$11.05	$11.60	26,245
01/01/2012 to 12/31/2012	$11.60	$12.39	38,757
01/01/2013 to 12/31/2013	$12.39	$12.08	28,282
01/01/2014 to 12/31/2014	$12.08	$12.82	64,295
01/01/2015 to 12/31/2015	$12.82	$12.85	107,742
01/01/2016 to 12/31/2016	$12.85	$13.38	119,515
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.63	$13.89	30,469
01/01/2008 to 12/31/2008	$13.89	$8.09	20,816
01/01/2009 to 12/31/2009	$8.09	$11.20	16,013
01/01/2010 to 07/16/2010	$11.20	$11.01	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.28	$19.67	52,809
01/01/2008 to 12/31/2008	$19.67	$11.40	35,866
01/01/2009 to 12/31/2009	$11.40	$13.08	27,089
01/01/2010 to 07/16/2010	$13.08	$12.47	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$10.62	$11.77	5,307
01/01/2008 to 12/31/2008	$11.77	$8.49	6,360
01/01/2009 to 12/31/2009	$8.49	$12.10	13,022
01/01/2010 to 07/16/2010	$12.10	$11.34	0
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$5.06	$5.29	215,014
01/01/2008 to 12/31/2008	$5.29	$2.94	172,446
01/01/2009 to 12/31/2009	$2.94	$3.75	134,779
01/01/2010 to 12/31/2010	$3.75	$4.42	108,376
01/01/2011 to 12/31/2011	$4.42	$3.90	111,046
01/01/2012 to 12/31/2012	$3.90	$4.39	96,808
01/01/2013 to 12/31/2013	$4.39	$5.70	91,130
01/01/2014 to 04/25/2014	$5.70	$5.89	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.67	4,104
01/01/2009 to 12/31/2009	$6.67	$8.59	14,124
01/01/2010 to 12/31/2010	$8.59	$9.38	39,395
01/01/2011 to 12/31/2011	$9.38	$9.13	36,737
01/01/2012 to 09/21/2012	$9.13	$10.28	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$19.65	$22.05	315,627
01/01/2008 to 12/31/2008	$22.05	$12.49	179,528
01/01/2009 to 12/31/2009	$12.49	$17.45	141,853
01/01/2010 to 12/31/2010	$17.45	$18.95	97,424
01/01/2011 to 12/31/2011	$18.95	$17.36	83,403
01/01/2012 to 12/31/2012	$17.36	$21.54	59,162
01/01/2013 to 12/31/2013	$21.54	$24.38	47,178
01/01/2014 to 04/25/2014	$24.38	$23.91	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.21	20,926
01/01/2012 to 04/27/2012	$8.21	$9.32	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.16	13,364
01/01/2012 to 12/31/2012	$9.16	$10.77	13,248
01/01/2013 to 12/31/2013	$10.77	$13.97	16,703
01/01/2014 to 12/31/2014	$13.97	$15.60	28,655
01/01/2015 to 12/31/2015	$15.60	$15.77	27,145
01/01/2016 to 12/31/2016	$15.77	$17.92	30,582
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$11.79	$13.09	74,613
01/01/2008 to 12/31/2008	$13.09	$6.73	49,434
01/01/2009 to 12/31/2009	$6.73	$9.49	40,967
01/01/2010 to 12/31/2010	$9.49	$11.63	27,915
01/01/2011 to 04/29/2011	$11.63	$12.98	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$17.69	$13.62	30,159
01/01/2008 to 12/31/2008	$13.62	$5.47	25,681
01/01/2009 to 12/31/2009	$5.47	$6.90	21,361
01/01/2010 to 12/31/2010	$6.90	$7.54	18,522
01/01/2011 to 04/29/2011	$7.54	$7.97	0
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$14.27	$15.80	74,198
01/01/2008 to 12/31/2008	$15.80	$11.16	60,121
01/01/2009 to 12/31/2009	$11.16	$14.11	46,892
01/01/2010 to 12/31/2010	$14.11	$14.71	37,771
01/01/2011 to 12/31/2011	$14.71	$15.14	38,010
01/01/2012 to 12/31/2012	$15.14	$18.12	35,501
01/01/2013 to 12/31/2013	$18.12	$25.20	27,781
01/01/2014 to 12/31/2014	$25.20	$29.86	52,855
01/01/2015 to 12/31/2015	$29.86	$30.50	52,553
01/01/2016 to 12/31/2016	$30.50	$26.73	48,961
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.81	18,004
01/01/2013 to 12/31/2013	$9.81	$13.31	13,731
01/01/2014 to 12/31/2014	$13.31	$14.23	12,329
01/01/2015 to 12/31/2015	$14.23	$14.26	11,841
01/01/2016 to 12/31/2016	$14.26	$14.22	12,003

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Technology Fund - Series I
01/01/2007 to 12/31/2007	$5.83	$6.22	135,597
01/01/2008 to 12/31/2008	$6.22	$3.42	103,841
01/01/2009 to 12/31/2009	$3.42	$5.32	89,494
01/01/2010 to 12/31/2010	$5.32	$6.39	78,382
01/01/2011 to 12/31/2011	$6.39	$6.01	77,691
01/01/2012 to 12/31/2012	$6.01	$6.62	66,384
01/01/2013 to 12/31/2013	$6.62	$8.20	49,072
01/01/2014 to 12/31/2014	$8.20	$9.02	44,162
01/01/2015 to 12/31/2015	$9.02	$9.54	40,762
01/01/2016 to 12/31/2016	$9.54	$9.37	38,485
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$9.45	$11.39	268,792
01/01/2008 to 12/31/2008	$11.39	$5.54	191,981
01/01/2009 to 12/31/2009	$5.54	$6.41	148,221
01/01/2010 to 12/31/2010	$6.41	$8.28	101,388
01/01/2011 to 12/31/2011	$8.28	$8.30	89,189
01/01/2012 to 12/31/2012	$8.30	$9.29	73,816
01/01/2013 to 12/31/2013	$9.29	$13.68	63,092
01/01/2014 to 04/25/2014	$13.68	$13.66	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$19.34	$27.48	225,567
01/01/2008 to 12/31/2008	$27.48	$11.46	146,892
01/01/2009 to 12/31/2009	$11.46	$18.41	118,600
01/01/2010 to 12/31/2010	$18.41	$21.17	92,641
01/01/2011 to 12/31/2011	$21.17	$16.26	83,337
01/01/2012 to 12/31/2012	$16.26	$18.80	68,128
01/01/2013 to 12/31/2013	$18.80	$18.62	62,189
01/01/2014 to 12/31/2014	$18.62	$17.36	58,613
01/01/2015 to 12/31/2015	$17.36	$14.38	65,635
01/01/2016 to 08/05/2016	$14.38	$15.81	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.76	95,337
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$20.42	$29.86	58,237
01/01/2008 to 12/31/2008	$29.86	$14.54	42,878
01/01/2009 to 12/31/2009	$14.54	$22.20	34,398
01/01/2010 to 12/31/2010	$22.20	$25.03	27,777
01/01/2011 to 12/31/2011	$25.03	$18.09	14,044
01/01/2012 to 12/31/2012	$18.09	$20.68	13,414
01/01/2013 to 12/31/2013	$20.68	$23.54	3,704
01/01/2014 to 12/31/2014	$23.54	$22.94	3,704
01/01/2015 to 12/31/2015	$22.94	$20.58	1,721
01/01/2016 to 12/31/2016	$20.58	$20.50	4,621

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Banks
01/01/2007 to 12/31/2007	$13.77	$9.91	62,100
01/01/2008 to 12/31/2008	$9.91	$5.21	47,464
01/01/2009 to 12/31/2009	$5.21	$4.94	1,052
01/01/2010 to 12/31/2010	$4.94	$5.30	843
01/01/2011 to 12/31/2011	$5.30	$3.84	836
01/01/2012 to 12/31/2012	$3.84	$5.07	9,109
01/01/2013 to 12/31/2013	$5.07	$6.70	10,281
01/01/2014 to 12/31/2014	$6.70	$7.33	7,067
01/01/2015 to 12/31/2015	$7.33	$7.22	11,001
01/01/2016 to 12/31/2016	$7.22	$8.81	10,911
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$14.00	$18.12	40,124
01/01/2008 to 12/31/2008	$18.12	$8.71	11,448
01/01/2009 to 12/31/2009	$8.71	$14.01	10,331
01/01/2010 to 12/31/2010	$14.01	$17.98	10,826
01/01/2011 to 12/31/2011	$17.98	$14.93	5,870
01/01/2012 to 12/31/2012	$14.93	$16.03	4,321
01/01/2013 to 12/31/2013	$16.03	$18.80	2,069
01/01/2014 to 12/31/2014	$18.80	$18.93	3,752
01/01/2015 to 12/31/2015	$18.93	$16.13	4,154
01/01/2016 to 12/31/2016	$16.13	$18.92	3,568
ProFund VP Bear
01/01/2007 to 12/31/2007	$8.21	$8.18	28,504
01/01/2008 to 12/31/2008	$8.18	$11.33	54,575
01/01/2009 to 12/31/2009	$11.33	$8.09	34,435
01/01/2010 to 12/31/2010	$8.09	$6.58	20,213
01/01/2011 to 12/31/2011	$6.58	$5.94	15,996
01/01/2012 to 12/31/2012	$5.94	$4.90	28,486
01/01/2013 to 12/31/2013	$4.90	$3.57	21,528
01/01/2014 to 12/31/2014	$3.57	$3.03	38,795
01/01/2015 to 12/31/2015	$3.03	$2.85	83,206
01/01/2016 to 12/31/2016	$2.85	$2.45	75,708
ProFund VP Biotechnology
01/01/2007 to 12/31/2007	$8.76	$8.57	36,098
01/01/2008 to 12/31/2008	$8.57	$8.64	31,300
01/01/2009 to 12/31/2009	$8.64	$8.87	12,600
01/01/2010 to 12/31/2010	$8.87	$9.23	14,775
01/01/2011 to 12/31/2011	$9.23	$9.74	13,350
01/01/2012 to 12/31/2012	$9.74	$13.56	15,507
01/01/2013 to 12/31/2013	$13.56	$22.61	16,770
01/01/2014 to 12/31/2014	$22.61	$29.04	23,196
01/01/2015 to 12/31/2015	$29.04	$29.70	21,972
01/01/2016 to 12/31/2016	$29.70	$24.85	13,221

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2007 to 12/31/2007	$12.27	$12.58	357,217
01/01/2008 to 12/31/2008	$12.58	$7.76	31,415
01/01/2009 to 12/31/2009	$7.76	$9.55	117,689
01/01/2010 to 12/31/2010	$9.55	$10.65	73,549
01/01/2011 to 12/31/2011	$10.65	$10.54	67,495
01/01/2012 to 12/31/2012	$10.54	$11.89	49,785
01/01/2013 to 12/31/2013	$11.89	$15.27	82,720
01/01/2014 to 12/31/2014	$15.27	$16.85	68,732
01/01/2015 to 12/31/2015	$16.85	$16.60	29,899
01/01/2016 to 12/31/2016	$16.60	$18.03	20,043
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$11.60	$12.35	28,036
01/01/2008 to 12/31/2008	$12.35	$8.96	6,520
01/01/2009 to 12/31/2009	$8.96	$10.79	50,609
01/01/2010 to 12/31/2010	$10.79	$12.53	13,098
01/01/2011 to 12/31/2011	$12.53	$13.27	11,070
01/01/2012 to 12/31/2012	$13.27	$14.56	4,743
01/01/2013 to 12/31/2013	$14.56	$18.52	4,725
01/01/2014 to 12/31/2014	$18.52	$20.21	4,965
01/01/2015 to 12/31/2015	$20.21	$20.84	5,756
01/01/2016 to 12/31/2016	$20.84	$21.37	9,117
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$10.18	$9.25	664
01/01/2008 to 12/31/2008	$9.25	$6.28	25,348
01/01/2009 to 12/31/2009	$6.28	$8.14	9,181
01/01/2010 to 12/31/2010	$8.14	$9.78	1,220
01/01/2011 to 12/31/2011	$9.78	$10.21	10,521
01/01/2012 to 12/31/2012	$10.21	$12.35	1,164
01/01/2013 to 12/31/2013	$12.35	$17.10	3,044
01/01/2014 to 12/31/2014	$17.10	$19.03	1,368
01/01/2015 to 12/31/2015	$19.03	$19.73	4,066
01/01/2016 to 12/31/2016	$19.73	$20.35	4,847
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$11.30	$12.82	58,476
01/01/2008 to 12/31/2008	$12.82	$7.10	38,982
01/01/2009 to 12/31/2009	$7.10	$9.30	95,905
01/01/2010 to 12/31/2010	$9.30	$9.45	18,436
01/01/2011 to 12/31/2011	$9.45	$8.53	10,431
01/01/2012 to 12/31/2012	$8.53	$9.84	9,400
01/01/2013 to 12/31/2013	$9.84	$11.85	8,516
01/01/2014 to 12/31/2014	$11.85	$10.72	7,545
01/01/2015 to 12/31/2015	$10.72	$9.46	7,950
01/01/2016 to 12/31/2016	$9.46	$10.10	27,849

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2007 to 12/31/2007	$13.01	$10.41	8,563
01/01/2008 to 12/31/2008	$10.41	$5.10	4,121
01/01/2009 to 12/31/2009	$5.10	$5.81	7,721
01/01/2010 to 12/31/2010	$5.81	$6.38	3,496
01/01/2011 to 12/31/2011	$6.38	$5.44	2,863
01/01/2012 to 12/31/2012	$5.44	$6.72	2,502
01/01/2013 to 12/31/2013	$6.72	$8.78	2,593
01/01/2014 to 12/31/2014	$8.78	$9.82	5,560
01/01/2015 to 12/31/2015	$9.82	$9.57	8,353
01/01/2016 to 12/31/2016	$9.57	$10.93	14,796
ProFund VP Health Care
01/01/2007 to 12/31/2007	$9.26	$9.77	51,110
01/01/2008 to 12/31/2008	$9.77	$7.32	11,936
01/01/2009 to 12/31/2009	$7.32	$8.66	39,318
01/01/2010 to 12/31/2010	$8.66	$8.82	3,460
01/01/2011 to 12/31/2011	$8.82	$9.62	6,078
01/01/2012 to 12/31/2012	$9.62	$11.18	6,190
01/01/2013 to 12/31/2013	$11.18	$15.47	9,619
01/01/2014 to 12/31/2014	$15.47	$18.94	20,003
01/01/2015 to 12/31/2015	$18.94	$19.69	23,816
01/01/2016 to 12/31/2016	$19.69	$18.71	23,172
ProFund VP Industrials
01/01/2007 to 12/31/2007	$12.72	$14.07	4,384
01/01/2008 to 12/31/2008	$14.07	$8.29	31,312
01/01/2009 to 12/31/2009	$8.29	$10.18	7,827
01/01/2010 to 12/31/2010	$10.18	$12.47	3,526
01/01/2011 to 12/31/2011	$12.47	$12.13	2,394
01/01/2012 to 12/31/2012	$12.13	$13.90	2,262
01/01/2013 to 12/31/2013	$13.90	$19.02	3,039
01/01/2014 to 12/31/2014	$19.02	$19.88	674
01/01/2015 to 12/31/2015	$19.88	$19.01	1,055
01/01/2016 to 12/31/2016	$19.01	$22.12	3,646
ProFund VP Internet
01/01/2007 to 12/31/2007	$19.43	$21.19	2,722
01/01/2008 to 12/31/2008	$21.19	$11.58	523
01/01/2009 to 12/31/2009	$11.58	$20.32	16,280
01/01/2010 to 12/31/2010	$20.32	$27.21	6,995
01/01/2011 to 12/31/2011	$27.21	$25.08	2,636
01/01/2012 to 12/31/2012	$25.08	$29.73	1,697
01/01/2013 to 12/31/2013	$29.73	$44.65	1,178
01/01/2014 to 12/31/2014	$44.65	$44.70	1,377
01/01/2015 to 12/31/2015	$44.70	$53.26	1,517
01/01/2016 to 12/31/2016	$53.26	$55.65	1,500

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Japan
01/01/2007 to 12/31/2007	$14.97	$13.33	9,188
01/01/2008 to 12/31/2008	$13.33	$7.81	35,266
01/01/2009 to 12/31/2009	$7.81	$8.53	70,612
01/01/2010 to 12/31/2010	$8.53	$7.89	8,603
01/01/2011 to 12/31/2011	$7.89	$6.37	20,070
01/01/2012 to 12/31/2012	$6.37	$7.75	1,274
01/01/2013 to 12/31/2013	$7.75	$11.37	2,296
01/01/2014 to 12/31/2014	$11.37	$11.62	2,209
01/01/2015 to 12/31/2015	$11.62	$12.17	2,658
01/01/2016 to 12/31/2016	$12.17	$12.10	6,566
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.20	$11.86	48,255
01/01/2008 to 12/31/2008	$11.86	$7.57	35,528
01/01/2009 to 12/31/2009	$7.57	$9.73	62,409
01/01/2010 to 12/31/2010	$9.73	$10.90	27,695
01/01/2011 to 12/31/2011	$10.90	$11.13	13,928
01/01/2012 to 12/31/2012	$11.13	$12.42	4,595
01/01/2013 to 12/31/2013	$12.42	$16.06	21,839
01/01/2014 to 12/31/2014	$16.06	$17.96	20,441
01/01/2015 to 12/31/2015	$17.96	$18.44	23,898
01/01/2016 to 12/31/2016	$18.44	$19.18	15,037
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.43	$12.33	99,574
01/01/2008 to 12/31/2008	$12.33	$7.27	125,444
01/01/2009 to 12/31/2009	$7.27	$8.59	52,612
01/01/2010 to 12/31/2010	$8.59	$9.60	24,767
01/01/2011 to 12/31/2011	$9.60	$9.39	13,186
01/01/2012 to 12/31/2012	$9.39	$10.72	10,064
01/01/2013 to 12/31/2013	$10.72	$13.79	4,495
01/01/2014 to 12/31/2014	$13.79	$15.08	10,326
01/01/2015 to 12/31/2015	$15.08	$14.23	6,715
01/01/2016 to 12/31/2016	$14.23	$16.26	17,529
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$12.21	$13.50	66,295
01/01/2008 to 12/31/2008	$13.50	$8.18	22,429
01/01/2009 to 12/31/2009	$8.18	$11.20	84,147
01/01/2010 to 12/31/2010	$11.20	$14.24	61,399
01/01/2011 to 12/31/2011	$14.24	$13.69	20,291
01/01/2012 to 12/31/2012	$13.69	$15.64	8,182
01/01/2013 to 12/31/2013	$15.64	$20.21	13,786
01/01/2014 to 12/31/2014	$20.21	$21.19	12,656
01/01/2015 to 12/31/2015	$21.19	$21.03	23,038
01/01/2016 to 12/31/2016	$21.03	$23.51	18,823

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$14.23	$14.22	111,312
01/01/2008 to 12/31/2008	$14.22	$8.97	24,378
01/01/2009 to 12/31/2009	$8.97	$11.62	66,470
01/01/2010 to 12/31/2010	$11.62	$13.86	29,926
01/01/2011 to 12/31/2011	$13.86	$13.18	15,929
01/01/2012 to 12/31/2012	$13.18	$15.21	5,941
01/01/2013 to 12/31/2013	$15.21	$19.90	8,061
01/01/2014 to 12/31/2014	$19.90	$21.71	1,776
01/01/2015 to 12/31/2015	$21.71	$19.72	1,637
01/01/2016 to 12/31/2016	$19.72	$24.28	4,135
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$5.69	$6.62	365,042
01/01/2008 to 12/31/2008	$6.62	$3.77	46,227
01/01/2009 to 12/31/2009	$3.77	$5.67	106,523
01/01/2010 to 12/31/2010	$5.67	$6.64	61,261
01/01/2011 to 12/31/2011	$6.64	$6.67	43,377
01/01/2012 to 12/31/2012	$6.67	$7.67	26,307
01/01/2013 to 12/31/2013	$7.67	$10.20	49,815
01/01/2014 to 12/31/2014	$10.20	$11.82	61,468
01/01/2015 to 12/31/2015	$11.82	$12.57	59,548
01/01/2016 to 12/31/2016	$12.57	$13.10	55,796
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$18.23	$23.90	69,547
01/01/2008 to 12/31/2008	$23.90	$14.92	57,664
01/01/2009 to 12/31/2009	$14.92	$17.06	33,679
01/01/2010 to 12/31/2010	$17.06	$19.89	27,013
01/01/2011 to 12/31/2011	$19.89	$20.14	18,015
01/01/2012 to 12/31/2012	$20.14	$20.51	17,173
01/01/2013 to 12/31/2013	$20.51	$25.19	16,506
01/01/2014 to 12/31/2014	$25.19	$22.23	16,193
01/01/2015 to 12/31/2015	$22.23	$16.87	18,326
01/01/2016 to 12/31/2016	$16.87	$20.73	23,756
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$8.54	$8.65	30
01/01/2008 to 12/31/2008	$8.65	$6.89	19,024
01/01/2009 to 12/31/2009	$6.89	$7.98	29,266
01/01/2010 to 12/31/2010	$7.98	$7.94	28
01/01/2011 to 12/31/2011	$7.94	$9.12	8,784
01/01/2012 to 12/31/2012	$9.12	$10.10	2,396
01/01/2013 to 12/31/2013	$10.10	$13.17	4,472
01/01/2014 to 12/31/2014	$13.17	$15.56	3,222
01/01/2015 to 12/31/2015	$15.56	$16.09	3,274
01/01/2016 to 12/31/2016	$16.09	$15.33	2,715

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$15.92	$19.31	46,746
01/01/2008 to 12/31/2008	$19.31	$13.23	71,505
01/01/2009 to 12/31/2009	$13.23	$17.73	56,194
01/01/2010 to 12/31/2010	$17.73	$23.33	64,508
01/01/2011 to 12/31/2011	$23.33	$18.66	62,028
01/01/2012 to 12/31/2012	$18.66	$15.79	55,549
01/01/2013 to 12/31/2013	$15.79	$9.70	46,093
01/01/2014 to 12/31/2014	$9.70	$7.31	51,943
01/01/2015 to 12/31/2015	$7.31	$4.86	29,991
01/01/2016 to 12/31/2016	$4.86	$7.50	30,298
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$24.62	$19.59	9,995
01/01/2008 to 12/31/2008	$19.59	$11.39	7,045
01/01/2009 to 12/31/2009	$11.39	$14.43	7,879
01/01/2010 to 12/31/2010	$14.43	$17.81	5,530
01/01/2011 to 12/31/2011	$17.81	$18.47	3,293
01/01/2012 to 12/31/2012	$18.47	$21.42	1,736
01/01/2013 to 12/31/2013	$21.42	$21.23	1,163
01/01/2014 to 12/31/2014	$21.23	$26.27	4,950
01/01/2015 to 12/31/2015	$26.27	$26.09	1,741
01/01/2016 to 12/31/2016	$26.09	$27.31	1,186
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$6.71	$6.29	50,450
01/01/2008 to 12/31/2008	$6.29	$3.86	54,538
01/01/2009 to 12/31/2009	$3.86	$5.06	82,738
01/01/2010 to 12/31/2010	$5.06	$4.20	116,704
01/01/2011 to 12/31/2011	$4.20	$2.60	73,818
01/01/2012 to 12/31/2012	$2.60	$2.40	55,376
01/01/2013 to 12/31/2013	$2.40	$2.76	49,060
01/01/2014 to 12/31/2014	$2.76	$1.91	43,196
01/01/2015 to 12/31/2015	$1.91	$1.86	37,638
01/01/2016 to 12/31/2016	$1.86	$1.75	59,255
ProFund VP Semiconductor
01/01/2007 to 12/31/2007	$7.20	$7.63	3,867
01/01/2008 to 12/31/2008	$7.63	$3.79	2,570
01/01/2009 to 12/31/2009	$3.79	$6.16	36,623
01/01/2010 to 12/31/2010	$6.16	$6.85	2,480
01/01/2011 to 12/31/2011	$6.85	$6.52	2,141
01/01/2012 to 12/31/2012	$6.52	$6.19	2,140
01/01/2013 to 12/31/2013	$6.19	$8.18	1,862
01/01/2014 to 12/31/2014	$8.18	$10.89	6,510
01/01/2015 to 12/31/2015	$10.89	$10.47	3,470
01/01/2016 to 12/31/2016	$10.47	$13.24	3,541

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.30	$7.98	16
01/01/2008 to 12/31/2008	$7.98	$10.42	16
01/01/2009 to 12/31/2009	$10.42	$6.66	2,862
01/01/2010 to 12/31/2010	$6.66	$4.89	3,887
01/01/2011 to 12/31/2011	$4.89	$4.44	1,146
01/01/2012 to 12/31/2012	$4.44	$3.57	16
01/01/2013 to 12/31/2013	$3.57	$2.55	16
01/01/2014 to 12/31/2014	$2.55	$2.21	16
01/01/2015 to 12/31/2015	$2.21	$2.15	16
01/01/2016 to 12/31/2016	$2.15	$1.70	17
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.88	$5.15	27,418
01/01/2008 to 12/31/2008	$5.15	$7.55	13,959
01/01/2009 to 12/31/2009	$7.55	$4.44	27,423
01/01/2010 to 12/31/2010	$4.44	$3.46	69,389
01/01/2011 to 12/31/2011	$3.46	$3.07	35,450
01/01/2012 to 12/31/2012	$3.07	$2.47	36,583
01/01/2013 to 12/31/2013	$2.47	$1.72	36,044
01/01/2014 to 12/31/2014	$1.72	$1.38	42,471
01/01/2015 to 12/31/2015	$1.38	$1.18	129,117
01/01/2016 to 12/31/2016	$1.18	$1.06	141,645
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$8.01	$8.29	36,729
01/01/2008 to 12/31/2008	$8.29	$10.19	4,107
01/01/2009 to 12/31/2009	$10.19	$6.82	38
01/01/2010 to 12/31/2010	$6.82	$4.80	270
01/01/2011 to 12/31/2011	$4.80	$4.32	521
01/01/2012 to 12/31/2012	$4.32	$3.46	38
01/01/2013 to 12/31/2013	$3.46	$2.36	37
01/01/2014 to 12/31/2014	$2.36	$2.12	38
01/01/2015 to 12/31/2015	$2.12	$2.08	37
01/01/2016 to 12/31/2016	$2.08	$1.61	6,446
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$13.96	$14.38	17,597
01/01/2008 to 12/31/2008	$14.38	$9.39	23,190
01/01/2009 to 12/31/2009	$9.39	$11.73	22,489
01/01/2010 to 12/31/2010	$11.73	$14.60	16,200
01/01/2011 to 12/31/2011	$14.60	$14.64	5,311
01/01/2012 to 12/31/2012	$14.64	$16.30	3,271
01/01/2013 to 12/31/2013	$16.30	$22.66	21,627
01/01/2014 to 12/31/2014	$22.66	$22.92	6,434
01/01/2015 to 12/31/2015	$22.92	$22.96	20,724
01/01/2016 to 12/31/2016	$22.96	$27.33	17,518

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$13.52	$12.41	17,038
01/01/2008 to 12/31/2008	$12.41	$8.52	11,592
01/01/2009 to 12/31/2009	$8.52	$10.15	17,212
01/01/2010 to 12/31/2010	$10.15	$12.28	18,897
01/01/2011 to 12/31/2011	$12.28	$11.65	18,667
01/01/2012 to 12/31/2012	$11.65	$13.40	13,065
01/01/2013 to 12/31/2013	$13.40	$18.27	8,439
01/01/2014 to 12/31/2014	$18.27	$19.14	8,059
01/01/2015 to 12/31/2015	$19.14	$17.38	8,937
01/01/2016 to 12/31/2016	$17.38	$22.15	13,458
ProFund VP Technology
01/01/2007 to 12/31/2007	$5.32	$6.03	33,213
01/01/2008 to 12/31/2008	$6.03	$3.32	5,997
01/01/2009 to 12/31/2009	$3.32	$5.31	54,848
01/01/2010 to 12/31/2010	$5.31	$5.82	9,553
01/01/2011 to 12/31/2011	$5.82	$5.68	12,645
01/01/2012 to 12/31/2012	$5.68	$6.20	13,585
01/01/2013 to 12/31/2013	$6.20	$7.69	2,222
01/01/2014 to 12/31/2014	$7.69	$8.99	6,031
01/01/2015 to 12/31/2015	$8.99	$9.11	4,037
01/01/2016 to 12/31/2016	$9.11	$10.14	6,580
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$6.25	$6.71	45,957
01/01/2008 to 12/31/2008	$6.71	$4.35	123,183
01/01/2009 to 12/31/2009	$4.35	$4.63	20,232
01/01/2010 to 12/31/2010	$4.63	$5.30	40,615
01/01/2011 to 12/31/2011	$5.30	$5.34	19,077
01/01/2012 to 12/31/2012	$5.34	$6.16	18,651
01/01/2013 to 12/31/2013	$6.16	$6.84	18,197
01/01/2014 to 12/31/2014	$6.84	$6.81	18,160
01/01/2015 to 12/31/2015	$6.81	$6.84	19,512
01/01/2016 to 12/31/2016	$6.84	$8.24	17,485
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$12.23	$13.34	60,317
01/01/2008 to 12/31/2008	$13.34	$19.77	45,312
01/01/2009 to 12/31/2009	$19.77	$13.19	30,635
01/01/2010 to 12/31/2010	$13.19	$14.38	11,626
01/01/2011 to 12/31/2011	$14.38	$20.42	16,919
01/01/2012 to 12/31/2012	$20.42	$20.42	11,913
01/01/2013 to 12/31/2013	$20.42	$16.35	8,884
01/01/2014 to 12/31/2014	$16.35	$22.08	9,008
01/01/2015 to 12/31/2015	$22.08	$20.62	9,263
01/01/2016 to 12/31/2016	$20.62	$20.35	8,732

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraBull
01/01/2007 to 12/31/2007	$10.31	$10.29	82,193
01/01/2008 to 12/31/2008	$10.29	$3.32	46,958
01/01/2009 to 12/31/2009	$3.32	$4.76	21,618
01/01/2010 to 12/31/2010	$4.76	$5.75	13,539
01/01/2011 to 12/31/2011	$5.75	$5.42	4,602
01/01/2012 to 12/31/2012	$5.42	$6.92	2,633
01/01/2013 to 12/31/2013	$6.92	$11.51	2,566
01/01/2014 to 12/31/2014	$11.51	$14.04	2,412
01/01/2015 to 12/31/2015	$14.04	$13.50	2,050
01/01/2016 to 12/31/2016	$13.50	$15.86	1,693
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$15.61	$16.37	114,388
01/01/2008 to 12/31/2008	$16.37	$5.27	122,266
01/01/2009 to 12/31/2009	$5.27	$8.65	55,301
01/01/2010 to 12/31/2010	$8.65	$12.82	28,984
01/01/2011 to 12/31/2011	$12.82	$10.96	17,546
01/01/2012 to 12/31/2012	$10.96	$14.38	14,827
01/01/2013 to 12/31/2013	$14.38	$24.28	9,370
01/01/2014 to 12/31/2014	$24.28	$27.73	9,965
01/01/2015 to 12/31/2015	$27.73	$24.94	10,800
01/01/2016 to 12/31/2016	$24.94	$34.05	9,137
ProFund VP UltraNASDAQ-100
01/01/2007 to 12/31/2007	$1.33	$1.69	973,932
01/01/2008 to 12/31/2008	$1.69	$0.46	937,881
01/01/2009 to 12/31/2009	$0.46	$0.99	403,655
01/01/2010 to 12/31/2010	$0.99	$1.32	339,500
01/01/2011 to 12/31/2011	$1.32	$1.30	278,040
01/01/2012 to 12/31/2012	$1.30	$1.72	263,379
01/01/2013 to 12/31/2013	$1.72	$3.04	206,334
01/01/2014 to 12/31/2014	$3.04	$4.09	225,111
01/01/2015 to 12/31/2015	$4.09	$4.60	213,047
01/01/2016 to 12/31/2016	$4.60	$4.95	127,727
ProFund VP UltraSmall-Cap
01/01/2007 to 12/31/2007	$15.14	$13.01	28,440
01/01/2008 to 12/31/2008	$13.01	$4.36	16,457
01/01/2009 to 12/31/2009	$4.36	$6.05	25,576
01/01/2010 to 12/31/2010	$6.05	$8.89	13,899
01/01/2011 to 12/31/2011	$8.89	$7.14	6,903
01/01/2012 to 12/31/2012	$7.14	$9.15	6,607
01/01/2013 to 12/31/2013	$9.15	$16.92	2,604
01/01/2014 to 12/31/2014	$16.92	$17.65	1,617
01/01/2015 to 12/31/2015	$17.65	$15.20	1,026
01/01/2016 to 12/31/2016	$15.20	$21.01	1,010

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
01/01/2007 to 12/31/2007	$11.68	$13.39	131,376
01/01/2008 to 12/31/2008	$13.39	$9.19	51,138
01/01/2009 to 12/31/2009	$9.19	$10.07	13,566
01/01/2010 to 12/31/2010	$10.07	$10.56	8,032
01/01/2011 to 12/31/2011	$10.56	$12.29	10,351
01/01/2012 to 12/31/2012	$12.29	$12.18	7,869
01/01/2013 to 12/31/2013	$12.18	$13.67	5,182
01/01/2014 to 12/31/2014	$13.67	$17.03	8,568
01/01/2015 to 12/31/2015	$17.03	$15.78	11,264
01/01/2016 to 12/31/2016	$15.78	$17.98	18,781
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.54	$17.21	33,837
01/01/2008 to 12/31/2008	$17.21	$8.47	16,132
01/01/2009 to 12/31/2009	$8.47	$11.50	10,405
01/01/2010 to 12/31/2010	$11.50	$12.98	9,609
01/01/2011 to 12/31/2011	$12.98	$10.93	7,634
01/01/2012 to 12/31/2012	$10.93	$13.25	6,903
01/01/2013 to 12/31/2013	$13.25	$15.59	6,999
01/01/2014 to 12/31/2014	$15.59	$14.55	7,756
01/01/2015 to 12/31/2015	$14.55	$14.89	3,919
01/01/2016 to 12/31/2016	$14.89	$14.21	2,549
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$8.86	$8.85	1,561
01/01/2008 to 12/31/2008	$8.85	$12.20	1,399
01/01/2009 to 12/31/2009	$12.20	$8.75	342
01/01/2010 to 12/31/2010	$8.75	$7.19	342
01/01/2011 to 12/31/2011	$7.19	$6.48	343
01/01/2012 to 12/31/2012	$6.48	$5.32	343
01/01/2013 to 12/31/2013	$5.32	$3.87	279
01/01/2014 to 12/31/2014	$3.87	$3.28	278
01/01/2015 to 12/31/2015	$3.28	$3.10	278
01/01/2016 to 12/31/2016	$3.10	$2.70	279
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$6.65	$7.75	47,391
01/01/2008 to 12/31/2008	$7.75	$4.46	25,062
01/01/2009 to 12/31/2009	$4.46	$6.71	19,978
01/01/2010 to 12/31/2010	$6.71	$7.87	18,123
01/01/2011 to 12/31/2011	$7.87	$7.96	13,506
01/01/2012 to 12/31/2012	$7.96	$9.20	11,141
01/01/2013 to 12/31/2013	$9.20	$12.26	8,636
01/01/2014 to 12/31/2014	$12.26	$14.26	7,068
01/01/2015 to 12/31/2015	$14.26	$15.28	5,852
01/01/2016 to 12/31/2016	$15.28	$16.03	4,041

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Rydex VT Nova
01/01/2007 to 12/31/2007	$7.83	$7.84	45,424
01/01/2008 to 12/31/2008	$7.84	$3.53	4,328
01/01/2009 to 12/31/2009	$3.53	$4.74	4,062
01/01/2010 to 12/31/2010	$4.74	$5.63	3,286
01/01/2011 to 12/31/2011	$5.63	$5.51	2,754
01/01/2012 to 12/31/2012	$5.51	$6.67	2,750
01/01/2013 to 12/31/2013	$6.67	$9.84	1,954
01/01/2014 to 12/31/2014	$9.84	$11.55	1,440
01/01/2015 to 12/31/2015	$11.55	$11.35	1,423
01/01/2016 to 12/31/2016	$11.35	$13.00	1,422
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$8.63	$8.90	261,847
01/01/2008 to 12/31/2008	$8.90	$6.35	187,951
01/01/2009 to 12/31/2009	$6.35	$7.15	148,864
01/01/2010 to 12/31/2010	$7.15	$8.45	106,461
01/01/2011 to 12/31/2011	$8.45	$9.08	88,572
01/01/2012 to 12/31/2012	$9.08	$9.84	72,873
01/01/2013 to 12/31/2013	$9.84	$13.85	64,094
01/01/2014 to 04/25/2014	$13.85	$13.69	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$10.90	$11.81	919,727
01/01/2008 to 12/31/2008	$11.81	$6.45	466,784
01/01/2009 to 12/31/2009	$6.45	$7.22	347,401
01/01/2010 to 12/31/2010	$7.22	$8.51	261,237
01/01/2011 to 12/31/2011	$8.51	$8.28	230,583
01/01/2012 to 12/31/2012	$8.28	$9.27	188,112
01/01/2013 to 12/31/2013	$9.27	$12.46	182,335
01/01/2014 to 04/25/2014	$12.46	$12.41	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$9.82	$9.78	238,104
01/01/2008 to 12/31/2008	$9.78	$6.92	166,189
01/01/2009 to 12/31/2009	$6.92	$7.81	136,502
01/01/2010 to 12/31/2010	$7.81	$9.03	85,983
01/01/2011 to 12/31/2011	$9.03	$9.63	68,896
01/01/2012 to 12/31/2012	$9.63	$10.56	55,573
01/01/2013 to 12/31/2013	$10.56	$13.67	49,971
01/01/2014 to 04/25/2014	$13.67	$13.49	0
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.47	$11.48	181,168
01/01/2008 to 12/31/2008	$11.48	$6.76	102,732
01/01/2009 to 12/31/2009	$6.76	$7.63	85,040
01/01/2010 to 12/31/2010	$7.63	$8.80	49,111
01/01/2011 to 12/31/2011	$8.80	$9.24	44,187
01/01/2012 to 12/31/2012	$9.24	$9.66	34,369
01/01/2013 to 12/31/2013	$9.66	$12.25	26,719
01/01/2014 to 04/25/2014	$12.25	$12.70	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$4.65	$5.44	1,118,704
01/01/2008 to 12/31/2008	$5.44	$2.43	763,974
01/01/2009 to 12/31/2009	$2.43	$2.58	559,076
01/01/2010 to 12/31/2010	$2.58	$3.33	370,909
01/01/2011 to 12/31/2011	$3.33	$2.48	315,747
01/01/2012 to 12/31/2012	$2.48	$2.98	221,098
01/01/2013 to 12/31/2013	$2.98	$3.88	190,247
01/01/2014 to 04/25/2014	$3.88	$4.15	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$11.37	$11.13	41,057
01/01/2008 to 12/31/2008	$11.13	$7.16	31,164
01/01/2009 to 12/31/2009	$7.16	$9.13	11,685
01/01/2010 to 07/16/2010	$9.13	$8.79	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$21.43	$21.81	6,429
01/01/2008 to 12/31/2008	$21.81	$13.72	5,737
01/01/2009 to 12/31/2009	$13.72	$15.87	4,939
01/01/2010 to 07/16/2010	$15.87	$15.31	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.49	$15.14	24,499
01/01/2011 to 12/31/2011	$15.14	$13.07	29,906
01/01/2012 to 12/31/2012	$13.07	$14.71	29,228
01/01/2013 to 12/31/2013	$14.71	$17.47	30,007
01/01/2014 to 12/31/2014	$17.47	$16.38	24,619
01/01/2015 to 12/31/2015	$16.38	$16.59	24,849
01/01/2016 to 12/31/2016	$16.59	$16.96	26,081
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$15.31	$17.89	5,573
01/01/2011 to 12/31/2011	$17.89	$17.33	3,437
01/01/2012 to 12/31/2012	$17.33	$20.49	3,617
01/01/2013 to 12/31/2013	$20.49	$26.44	3,404
01/01/2014 to 12/31/2014	$26.44	$28.87	3,181
01/01/2015 to 12/31/2015	$28.87	$28.43	4,818
01/01/2016 to 04/29/2016	$28.43	$28.53	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$11.34	$14.34	6,844
01/01/2011 to 12/31/2011	$14.34	$13.44	14,852
01/01/2012 to 12/31/2012	$13.44	$16.07	10,531
01/01/2013 to 12/31/2013	$16.07	$22.30	9,762
01/01/2014 to 12/31/2014	$22.30	$22.98	17,102
01/01/2015 to 12/31/2015	$22.98	$23.12	12,954
01/01/2016 to 12/31/2016	$23.12	$23.07	12,271
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.29	11,217
01/01/2011 to 12/31/2011	$12.29	$11.63	9,036
01/01/2012 to 12/31/2012	$11.63	$12.45	6,706
01/01/2013 to 12/31/2013	$12.45	$18.56	5,797
01/01/2014 to 12/31/2014	$18.56	$18.07	6,221
01/01/2015 to 12/31/2015	$18.07	$17.42	7,082
01/01/2016 to 12/31/2016	$17.42	$18.64	6,894
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV 40 bps (1.05%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.30	9,909
01/01/2010 to 12/31/2010	$12.30	$13.63	5,677
01/01/2011 to 12/31/2011	$13.63	$13.13	9,503
01/01/2012 to 12/31/2012	$13.13	$14.62	6,089
01/01/2013 to 12/31/2013	$14.62	$15.91	5,806
01/01/2014 to 12/31/2014	$15.91	$16.35	5,757
01/01/2015 to 12/31/2015	$16.35	$15.65	3,935
01/01/2016 to 12/31/2016	$15.65	$16.47	46,158
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.50	2,821
01/01/2010 to 12/31/2010	$12.50	$14.06	2,726
01/01/2011 to 12/31/2011	$14.06	$13.93	400
01/01/2012 to 12/31/2012	$13.93	$15.67	690
01/01/2013 to 12/31/2013	$15.67	$18.07	552
01/01/2014 to 12/31/2014	$18.07	$18.97	546
01/01/2015 to 12/31/2015	$18.97	$18.92	1,596
01/01/2016 to 12/31/2016	$18.92	$20.06	91,671
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.55	0
01/01/2010 to 12/31/2010	$12.55	$14.14	0
01/01/2011 to 12/31/2011	$14.14	$14.49	143
01/01/2012 to 05/04/2012	$14.49	$15.77	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$13.09	0
01/01/2015 to 12/31/2015	$13.09	$13.17	0
01/01/2016 to 12/31/2016	$13.17	$14.43	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.12	4,735
01/01/2010 to 12/31/2010	$12.12	$13.47	909
01/01/2011 to 12/31/2011	$13.47	$13.17	869
01/01/2012 to 12/31/2012	$13.17	$14.66	4,384
01/01/2013 to 12/31/2013	$14.66	$17.07	4,308
01/01/2014 to 12/31/2014	$17.07	$17.99	4,258
01/01/2015 to 12/31/2015	$17.99	$17.88	3,301
01/01/2016 to 12/31/2016	$17.88	$18.81	226,702
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.20	0
01/01/2012 to 12/31/2012	$9.20	$10.19	0
01/01/2013 to 12/31/2013	$10.19	$11.18	0
01/01/2014 to 12/31/2014	$11.18	$11.60	0
01/01/2015 to 12/31/2015	$11.60	$11.14	0
01/01/2016 to 12/31/2016	$11.14	$11.79	1,664

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.54	0
01/01/2014 to 12/31/2014	$10.54	$10.81	0
01/01/2015 to 12/31/2015	$10.81	$10.72	0
01/01/2016 to 12/31/2016	$10.72	$11.28	983
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.56	0
01/01/2010 to 12/31/2010	$10.56	$10.85	145
01/01/2011 to 12/31/2011	$10.85	$10.98	142
01/01/2012 to 12/31/2012	$10.98	$11.37	148
01/01/2013 to 12/31/2013	$11.37	$11.01	162
01/01/2014 to 12/31/2014	$11.01	$10.88	170
01/01/2015 to 12/31/2015	$10.88	$10.82	166
01/01/2016 to 12/31/2016	$10.82	$10.88	12,857
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$11.13	16,721
01/01/2010 to 12/31/2010	$11.13	$11.86	19,982
01/01/2011 to 12/31/2011	$11.86	$12.11	2,548
01/01/2012 to 12/31/2012	$12.11	$13.10	1,757
01/01/2013 to 12/31/2013	$13.10	$12.72	1,882
01/01/2014 to 12/31/2014	$12.72	$13.12	1,028
01/01/2015 to 12/31/2015	$13.12	$12.71	283
01/01/2016 to 12/31/2016	$12.71	$13.11	70,098
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$11.60	0
01/01/2011 to 12/31/2011	$11.60	$10.80	190
01/01/2012 to 12/31/2012	$10.80	$12.11	0
01/01/2013 to 12/31/2013	$12.11	$15.74	0
01/01/2014 to 12/31/2014	$15.74	$17.18	0
01/01/2015 to 12/31/2015	$17.18	$16.19	0
01/01/2016 to 12/31/2016	$16.19	$18.22	0
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.40	6,537
01/01/2010 to 12/31/2010	$12.40	$13.91	6,335
01/01/2011 to 12/31/2011	$13.91	$13.43	1,292
01/01/2012 to 12/31/2012	$13.43	$15.11	1,488
01/01/2013 to 12/31/2013	$15.11	$18.34	2,300
01/01/2014 to 12/31/2014	$18.34	$19.42	3,108
01/01/2015 to 12/31/2015	$19.42	$19.32	3,056
01/01/2016 to 12/31/2016	$19.32	$20.42	421,217
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.72	0
01/01/2014 to 12/31/2014	$11.72	$13.18	854
01/01/2015 to 12/31/2015	$13.18	$12.58	0
01/01/2016 to 12/31/2016	$12.58	$14.30	4,614

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.62	$14.61	200
01/01/2010 to 12/31/2010	$14.61	$18.61	536
01/01/2011 to 12/31/2011	$18.61	$19.63	143
01/01/2012 to 12/31/2012	$19.63	$22.40	0
01/01/2013 to 12/31/2013	$22.40	$22.86	0
01/01/2014 to 12/31/2014	$22.86	$29.61	388
01/01/2015 to 12/31/2015	$29.61	$30.72	81
01/01/2016 to 12/31/2016	$30.72	$31.86	1,689
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.73	0
01/01/2014 to 12/31/2014	$9.73	$10.12	0
01/01/2015 to 12/31/2015	$10.12	$10.00	0
01/01/2016 to 12/31/2016	$10.00	$10.35	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.05	648
01/01/2010 to 12/31/2010	$12.05	$13.52	632
01/01/2011 to 12/31/2011	$13.52	$13.04	445
01/01/2012 to 12/31/2012	$13.04	$14.67	549
01/01/2013 to 12/31/2013	$14.67	$17.30	2,760
01/01/2014 to 12/31/2014	$17.30	$18.10	1,119
01/01/2015 to 10/16/2015	$18.10	$18.14	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.38	795
01/01/2010 to 12/31/2010	$12.38	$14.01	501
01/01/2011 to 12/31/2011	$14.01	$13.66	320
01/01/2012 to 12/31/2012	$13.66	$14.95	1,772
01/01/2013 to 12/31/2013	$14.95	$16.98	1,284
01/01/2014 to 12/31/2014	$16.98	$17.33	358
01/01/2015 to 12/31/2015	$17.33	$17.32	354
01/01/2016 to 12/31/2016	$17.32	$17.86	51,719
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.79	3,078
01/01/2013 to 12/31/2013	$10.79	$13.29	3,809
01/01/2014 to 12/31/2014	$13.29	$13.57	2,675
01/01/2015 to 10/16/2015	$13.57	$13.07	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.86	2,756
01/01/2014 to 12/31/2014	$10.86	$11.02	1,513
01/01/2015 to 10/16/2015	$11.02	$10.57	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$14.03	157
01/01/2010 to 12/31/2010	$14.03	$16.69	601
01/01/2011 to 12/31/2011	$16.69	$15.68	372
01/01/2012 to 12/31/2012	$15.68	$19.68	91
01/01/2013 to 12/31/2013	$19.68	$20.32	110
01/01/2014 to 12/31/2014	$20.32	$22.90	109
01/01/2015 to 12/31/2015	$22.90	$22.64	107
01/01/2016 to 12/31/2016	$22.64	$22.60	121

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.93	428
01/01/2010 to 12/31/2010	$12.93	$14.11	448
01/01/2011 to 12/31/2011	$14.11	$13.41	268
01/01/2012 to 12/31/2012	$13.41	$15.89	178
01/01/2013 to 12/31/2013	$15.89	$20.40	235
01/01/2014 to 02/07/2014	$20.40	$20.08	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.29	268
01/01/2010 to 12/31/2010	$12.29	$13.73	269
01/01/2011 to 12/31/2011	$13.73	$12.83	0
01/01/2012 to 12/31/2012	$12.83	$15.20	0
01/01/2013 to 12/31/2013	$15.20	$20.08	0
01/01/2014 to 12/31/2014	$20.08	$22.48	1,261
01/01/2015 to 12/31/2015	$22.48	$21.22	239
01/01/2016 to 12/31/2016	$21.22	$23.42	8,429
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.58	364
01/01/2010 to 12/31/2010	$13.58	$16.10	570
01/01/2011 to 12/31/2011	$16.10	$15.46	0
01/01/2012 to 12/31/2012	$15.46	$18.29	0
01/01/2013 to 12/31/2013	$18.29	$23.93	0
01/01/2014 to 12/31/2014	$23.93	$26.41	423
01/01/2015 to 12/31/2015	$26.41	$24.64	205
01/01/2016 to 12/31/2016	$24.64	$24.79	9,474
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.94	22,101
01/01/2010 to 12/31/2010	$11.94	$13.19	24,566
01/01/2011 to 12/31/2011	$13.19	$12.98	24,020
01/01/2012 to 12/31/2012	$12.98	$14.15	18,517
01/01/2013 to 12/31/2013	$14.15	$15.37	17,032
01/01/2014 to 12/31/2014	$15.37	$15.83	17,032
01/01/2015 to 12/31/2015	$15.83	$15.52	17,032
01/01/2016 to 12/31/2016	$15.52	$16.16	35,513
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.85	1,035
01/01/2010 to 12/31/2010	$12.85	$16.12	1,456
01/01/2011 to 12/31/2011	$16.12	$16.15	353
01/01/2012 to 12/31/2012	$16.15	$18.49	0
01/01/2013 to 12/31/2013	$18.49	$25.40	0
01/01/2014 to 12/31/2014	$25.40	$26.94	0
01/01/2015 to 12/31/2015	$26.94	$25.20	0
01/01/2016 to 12/31/2016	$25.20	$30.99	4,637

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.94	31,250
01/01/2010 to 12/31/2010	$9.94	$9.83	33,188
01/01/2011 to 12/31/2011	$9.83	$9.73	0
01/01/2012 to 12/31/2012	$9.73	$9.63	0
01/01/2013 to 12/31/2013	$9.63	$9.53	0
01/01/2014 to 12/31/2014	$9.53	$9.43	0
01/01/2015 to 12/31/2015	$9.43	$9.33	0
01/01/2016 to 12/31/2016	$9.33	$9.23	18,527
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.60	567
01/01/2010 to 12/31/2010	$12.60	$14.15	8,603
01/01/2011 to 12/31/2011	$14.15	$14.45	3,259
01/01/2012 to 12/31/2012	$14.45	$16.28	2,597
01/01/2013 to 12/31/2013	$16.28	$17.27	2,002
01/01/2014 to 12/31/2014	$17.27	$17.52	0
01/01/2015 to 12/31/2015	$17.52	$16.72	0
01/01/2016 to 12/31/2016	$16.72	$19.09	1,788
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.82	832
01/01/2010 to 12/31/2010	$12.82	$14.36	861
01/01/2011 to 12/31/2011	$14.36	$13.61	98
01/01/2012 to 12/31/2012	$13.61	$15.74	804
01/01/2013 to 12/31/2013	$15.74	$21.79	765
01/01/2014 to 12/31/2014	$21.79	$24.52	1,190
01/01/2015 to 12/31/2015	$24.52	$22.36	751
01/01/2016 to 12/31/2016	$22.36	$26.53	1,668
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.36	136
01/01/2010 to 12/31/2010	$13.36	$15.14	446
01/01/2011 to 12/31/2011	$15.14	$13.05	302
01/01/2012 to 12/31/2012	$13.05	$15.54	265
01/01/2013 to 12/31/2013	$15.54	$18.30	298
01/01/2014 to 12/31/2014	$18.30	$17.11	370
01/01/2015 to 12/31/2015	$17.11	$17.46	217
01/01/2016 to 12/31/2016	$17.46	$16.63	8,044
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.19	0
01/01/2010 to 12/31/2010	$13.19	$14.50	0
01/01/2011 to 12/31/2011	$14.50	$12.55	0
01/01/2012 to 12/31/2012	$12.55	$14.49	159
01/01/2013 to 12/31/2013	$14.49	$17.13	176
01/01/2014 to 12/31/2014	$17.13	$15.81	246
01/01/2015 to 12/31/2015	$15.81	$15.77	241
01/01/2016 to 12/31/2016	$15.77	$15.70	3,907

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.92	0
01/01/2010 to 12/31/2010	$10.92	$11.98	0
01/01/2011 to 12/31/2011	$11.98	$13.32	18,926
01/01/2012 to 12/31/2012	$13.32	$14.42	8,645
01/01/2013 to 12/31/2013	$14.42	$13.82	5,424
01/01/2014 to 12/31/2014	$13.82	$14.59	4,898
01/01/2015 to 12/31/2015	$14.59	$14.61	5,719
01/01/2016 to 12/31/2016	$14.61	$15.06	204,685
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.33	1,495
01/01/2010 to 12/31/2010	$12.33	$13.89	1,603
01/01/2011 to 12/31/2011	$13.89	$13.67	1,626
01/01/2012 to 12/31/2012	$13.67	$15.36	12,492
01/01/2013 to 12/31/2013	$15.36	$17.67	4,288
01/01/2014 to 12/31/2014	$17.67	$18.60	3,407
01/01/2015 to 12/31/2015	$18.60	$18.21	2,503
01/01/2016 to 12/31/2016	$18.21	$18.96	34,979
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.68	554
01/01/2010 to 12/31/2010	$13.68	$14.51	1,154
01/01/2011 to 12/31/2011	$14.51	$13.04	430
01/01/2012 to 12/31/2012	$13.04	$15.74	0
01/01/2013 to 12/31/2013	$15.74	$17.96	0
01/01/2014 to 12/31/2014	$17.96	$16.64	0
01/01/2015 to 12/31/2015	$16.64	$16.01	0
01/01/2016 to 12/31/2016	$16.01	$16.15	11,130
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.75	4,535
01/01/2010 to 12/31/2010	$11.75	$12.48	4,264
01/01/2011 to 12/31/2011	$12.48	$12.37	5,121
01/01/2012 to 12/31/2012	$12.37	$13.56	5,522
01/01/2013 to 12/31/2013	$13.56	$14.89	2,821
01/01/2014 to 12/31/2014	$14.89	$15.54	2,797
01/01/2015 to 12/31/2015	$15.54	$15.35	2,681
01/01/2016 to 12/31/2016	$15.35	$15.77	100,016
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.34	0
01/01/2011 to 12/31/2011	$11.34	$11.30	0
01/01/2012 to 12/31/2012	$11.30	$12.88	220
01/01/2013 to 12/31/2013	$12.88	$17.39	279
01/01/2014 to 12/31/2014	$17.39	$18.85	539
01/01/2015 to 12/31/2015	$18.85	$20.63	245
01/01/2016 to 12/31/2016	$20.63	$20.12	261

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.80	362
01/01/2010 to 12/31/2010	$12.80	$15.17	346
01/01/2011 to 12/31/2011	$15.17	$14.88	209
01/01/2012 to 12/31/2012	$14.88	$16.52	105
01/01/2013 to 12/31/2013	$16.52	$22.34	111
01/01/2014 to 12/31/2014	$22.34	$24.44	309
01/01/2015 to 12/31/2015	$24.44	$26.62	139
01/01/2016 to 12/31/2016	$26.62	$27.81	5,491
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.17	0
01/01/2010 to 12/31/2010	$12.17	$13.66	0
01/01/2011 to 12/31/2011	$13.66	$14.89	0
01/01/2012 to 12/31/2012	$14.89	$15.60	0
01/01/2013 to 12/31/2013	$15.60	$15.13	0
01/01/2014 to 12/31/2014	$15.13	$15.93	0
01/01/2015 to 12/31/2015	$15.93	$15.67	245
01/01/2016 to 12/31/2016	$15.67	$15.91	5,582
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.46	412
01/01/2010 to 12/31/2010	$13.46	$14.92	414
01/01/2011 to 12/31/2011	$14.92	$14.30	143
01/01/2012 to 12/31/2012	$14.30	$17.42	0
01/01/2013 to 12/31/2013	$17.42	$22.00	0
01/01/2014 to 12/31/2014	$22.00	$22.56	0
01/01/2015 to 12/31/2015	$22.56	$21.99	0
01/01/2016 to 12/31/2016	$21.99	$23.31	1,675
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.24	1,004
01/01/2010 to 12/31/2010	$12.24	$13.66	1,016
01/01/2011 to 12/31/2011	$13.66	$13.43	0
01/01/2012 to 12/31/2012	$13.43	$15.56	700
01/01/2013 to 12/31/2013	$15.56	$21.05	674
01/01/2014 to 12/31/2014	$21.05	$22.64	655
01/01/2015 to 12/31/2015	$22.64	$24.03	598
01/01/2016 to 12/31/2016	$24.03	$24.23	1,643
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.22	0
01/01/2013 to 12/31/2013	$10.22	$13.60	0
01/01/2014 to 12/31/2014	$13.60	$14.83	0
01/01/2015 to 12/31/2015	$14.83	$14.57	0
01/01/2016 to 12/31/2016	$14.57	$16.36	458
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.46	0
01/01/2013 to 12/31/2013	$10.46	$10.06	0
01/01/2014 to 12/31/2014	$10.06	$10.47	0
01/01/2015 to 10/16/2015	$10.47	$10.49	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.45	947
01/01/2010 to 12/31/2010	$12.45	$15.85	1,154
01/01/2011 to 12/31/2011	$15.85	$15.95	405
01/01/2012 to 12/31/2012	$15.95	$17.74	160
01/01/2013 to 12/31/2013	$17.74	$23.27	208
01/01/2014 to 12/31/2014	$23.27	$24.86	204
01/01/2015 to 10/16/2015	$24.86	$25.61	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$12.15	751
01/01/2010 to 12/31/2010	$12.15	$14.46	742
01/01/2011 to 04/29/2011	$14.46	$16.25	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.81	654
01/01/2010 to 12/31/2010	$13.81	$16.87	1,077
01/01/2011 to 12/31/2011	$16.87	$16.28	277
01/01/2012 to 12/31/2012	$16.28	$18.87	0
01/01/2013 to 12/31/2013	$18.87	$26.51	0
01/01/2014 to 12/31/2014	$26.51	$29.97	372
01/01/2015 to 12/31/2015	$29.97	$27.98	181
01/01/2016 to 12/31/2016	$27.98	$32.74	3,171
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.37	272
01/01/2013 to 12/31/2013	$10.37	$12.20	2,366
01/01/2014 to 12/31/2014	$12.20	$12.69	394
01/01/2015 to 12/31/2015	$12.69	$12.40	779
01/01/2016 to 12/31/2016	$12.40	$12.80	11,684
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.90	1,472
01/01/2010 to 12/31/2010	$14.90	$18.03	1,834
01/01/2011 to 12/31/2011	$18.03	$14.22	939
01/01/2012 to 12/31/2012	$14.22	$16.59	526
01/01/2013 to 12/31/2013	$16.59	$16.46	680
01/01/2014 to 12/31/2014	$16.46	$15.52	1,089
01/01/2015 to 12/31/2015	$15.52	$12.79	1,287
01/01/2016 to 12/31/2016	$12.79	$14.22	2,776
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.69	2,608
01/01/2010 to 12/31/2010	$11.69	$12.79	3,536
01/01/2011 to 12/31/2011	$12.79	$12.78	3,506
01/01/2012 to 12/31/2012	$12.78	$13.96	3,911
01/01/2013 to 12/31/2013	$13.96	$15.08	3,896
01/01/2014 to 12/31/2014	$15.08	$15.79	3,864
01/01/2015 to 12/31/2015	$15.79	$15.64	2,577
01/01/2016 to 12/31/2016	$15.64	$16.33	97,884
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.68	0
01/01/2013 to 12/31/2013	$10.68	$10.33	0
01/01/2014 to 12/31/2014	$10.33	$10.84	0
01/01/2015 to 12/31/2015	$10.84	$10.70	359
01/01/2016 to 12/31/2016	$10.70	$11.03	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.99	$12.24	3,915
01/01/2010 to 12/31/2010	$12.24	$14.42	10,156
01/01/2011 to 12/31/2011	$14.42	$13.38	2,867
01/01/2012 to 12/31/2012	$13.38	$14.95	5,765
01/01/2013 to 12/31/2013	$14.95	$17.31	5,263
01/01/2014 to 12/31/2014	$17.31	$18.70	5,218
01/01/2015 to 12/31/2015	$18.70	$18.39	6,991
01/01/2016 to 12/31/2016	$18.39	$20.04	296,059
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$13.37	0
01/01/2015 to 12/31/2015	$13.37	$13.43	0
01/01/2016 to 12/31/2016	$13.43	$14.74	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.90	0
01/01/2010 to 12/31/2010	$12.90	$14.68	0
01/01/2011 to 12/31/2011	$14.68	$15.03	0
01/01/2012 to 12/31/2012	$15.03	$17.67	775
01/01/2013 to 12/31/2013	$17.67	$23.15	820
01/01/2014 to 12/31/2014	$23.15	$26.85	1,515
01/01/2015 to 12/31/2015	$26.85	$27.39	650
01/01/2016 to 12/31/2016	$27.39	$31.12	789
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.94	0
01/01/2012 to 12/31/2012	$8.94	$10.01	0
01/01/2013 to 12/31/2013	$10.01	$12.12	0
01/01/2014 to 12/31/2014	$12.12	$12.77	0
01/01/2015 to 12/31/2015	$12.77	$12.66	0
01/01/2016 to 12/31/2016	$12.66	$13.31	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.02	0
01/01/2010 to 12/31/2010	$12.02	$13.31	0
01/01/2011 to 12/31/2011	$13.31	$12.93	0
01/01/2012 to 12/31/2012	$12.93	$14.11	0
01/01/2013 to 12/31/2013	$14.11	$15.70	0
01/01/2014 to 12/31/2014	$15.70	$16.34	0
01/01/2015 to 12/31/2015	$16.34	$16.14	0
01/01/2016 to 12/31/2016	$16.14	$16.74	59,846
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.43	5,551
01/01/2010 to 12/31/2010	$12.43	$14.06	5,375
01/01/2011 to 12/31/2011	$14.06	$13.58	736
01/01/2012 to 12/31/2012	$13.58	$15.58	3,711
01/01/2013 to 12/31/2013	$15.58	$18.20	4,865
01/01/2014 to 12/31/2014	$18.20	$18.98	1,215
01/01/2015 to 12/31/2015	$18.98	$18.68	1,946
01/01/2016 to 12/31/2016	$18.68	$19.75	165,111
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.47	1,819
01/01/2010 to 12/31/2010	$12.47	$13.80	2,813
01/01/2011 to 12/31/2011	$13.80	$13.19	1,607
01/01/2012 to 12/31/2012	$13.19	$14.51	3,171
01/01/2013 to 12/31/2013	$14.51	$16.42	960
01/01/2014 to 12/31/2014	$16.42	$16.74	952
01/01/2015 to 10/16/2015	$16.74	$16.36	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$13.07	27
01/01/2010 to 12/31/2010	$13.07	$17.15	0
01/01/2011 to 12/31/2011	$17.15	$14.74	0
01/01/2012 to 12/31/2012	$14.74	$17.52	0
01/01/2013 to 12/31/2013	$17.52	$24.41	0
01/01/2014 to 12/31/2014	$24.41	$25.34	0
01/01/2015 to 12/31/2015	$25.34	$25.41	0
01/01/2016 to 12/31/2016	$25.41	$27.08	3,091
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.23	143
01/01/2010 to 12/31/2010	$13.23	$17.85	562
01/01/2011 to 12/31/2011	$17.85	$17.49	329
01/01/2012 to 12/31/2012	$17.49	$19.42	92
01/01/2013 to 12/31/2013	$19.42	$25.97	94
01/01/2014 to 12/31/2014	$25.97	$26.68	99
01/01/2015 to 12/31/2015	$26.68	$26.61	0
01/01/2016 to 12/31/2016	$26.61	$29.51	1,253
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$13.03	211
01/01/2010 to 12/31/2010	$13.03	$16.25	483
01/01/2011 to 12/31/2011	$16.25	$15.12	297
01/01/2012 to 12/31/2012	$15.12	$17.67	0
01/01/2013 to 12/31/2013	$17.67	$24.03	0
01/01/2014 to 12/31/2014	$24.03	$25.03	0
01/01/2015 to 12/31/2015	$25.03	$23.70	0
01/01/2016 to 12/31/2016	$23.70	$30.30	820
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.23	3,444
01/01/2010 to 12/31/2010	$12.23	$13.50	5,253
01/01/2011 to 12/31/2011	$13.50	$13.62	5,030
01/01/2012 to 12/31/2012	$13.62	$15.30	11,988
01/01/2013 to 12/31/2013	$15.30	$17.68	7,254
01/01/2014 to 12/31/2014	$17.68	$18.53	7,800
01/01/2015 to 12/31/2015	$18.53	$18.34	9,933
01/01/2016 to 12/31/2016	$18.34	$19.52	398,066
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.99	210
01/01/2010 to 12/31/2010	$12.99	$14.56	217
01/01/2011 to 12/31/2011	$14.56	$14.17	126
01/01/2012 to 12/31/2012	$14.17	$16.44	0
01/01/2013 to 12/31/2013	$16.44	$21.10	0
01/01/2014 to 12/31/2014	$21.10	$22.44	0
01/01/2015 to 10/16/2015	$22.44	$20.90	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.25	307
01/01/2010 to 12/31/2010	$13.25	$15.19	1,101
01/01/2011 to 12/31/2011	$15.19	$14.77	557
01/01/2012 to 12/31/2012	$14.77	$17.19	0
01/01/2013 to 12/31/2013	$17.19	$24.49	0
01/01/2014 to 12/31/2014	$24.49	$26.26	198
01/01/2015 to 12/31/2015	$26.26	$28.47	178
01/01/2016 to 12/31/2016	$28.47	$28.93	4,856
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.85	673
01/01/2010 to 12/31/2010	$13.85	$16.51	3,985
01/01/2011 to 12/31/2011	$16.51	$13.90	1,746
01/01/2012 to 12/31/2012	$13.90	$14.25	1,603
01/01/2013 to 12/31/2013	$14.25	$16.27	371
01/01/2014 to 12/31/2014	$16.27	$14.75	424
01/01/2015 to 12/31/2015	$14.75	$11.79	479
01/01/2016 to 12/31/2016	$11.79	$14.53	8,399
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.18	237
01/01/2010 to 12/31/2010	$11.18	$11.70	387
01/01/2011 to 12/31/2011	$11.70	$12.06	129
01/01/2012 to 12/31/2012	$12.06	$12.55	134
01/01/2013 to 12/31/2013	$12.55	$11.95	151
01/01/2014 to 12/31/2014	$11.95	$11.89	156
01/01/2015 to 12/31/2015	$11.89	$11.23	161
01/01/2016 to 12/31/2016	$11.23	$11.59	4,002
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.85	0
01/01/2010 to 12/31/2010	$12.85	$14.29	0
01/01/2011 to 12/31/2011	$14.29	$14.07	148
01/01/2012 to 12/31/2012	$14.07	$15.79	179
01/01/2013 to 12/31/2013	$15.79	$21.04	230
01/01/2014 to 12/31/2014	$21.04	$21.14	241
01/01/2015 to 12/31/2015	$21.14	$19.65	0
01/01/2016 to 12/31/2016	$19.65	$20.63	1,623
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.32	0
01/01/2010 to 12/31/2010	$13.32	$16.30	0
01/01/2011 to 12/31/2011	$16.30	$15.57	0
01/01/2012 to 12/31/2012	$15.57	$18.24	156
01/01/2013 to 12/31/2013	$18.24	$23.90	201
01/01/2014 to 12/31/2014	$23.90	$27.19	187
01/01/2015 to 12/31/2015	$27.19	$25.13	141
01/01/2016 to 12/31/2016	$25.13	$28.34	517

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.85	144
01/01/2010 to 12/31/2010	$12.85	$14.58	143
01/01/2011 to 12/31/2011	$14.58	$13.93	94
01/01/2012 to 12/31/2012	$13.93	$15.30	114
01/01/2013 to 12/31/2013	$15.30	$18.24	13,393
01/01/2014 to 12/31/2014	$18.24	$19.04	8,779
01/01/2015 to 12/31/2015	$19.04	$18.72	8,599
01/01/2016 to 12/31/2016	$18.72	$19.74	24,932
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.83	569
01/01/2010 to 12/31/2010	$10.83	$11.55	1,218
01/01/2011 to 12/31/2011	$11.55	$12.12	874
01/01/2012 to 12/31/2012	$12.12	$12.94	437
01/01/2013 to 12/31/2013	$12.94	$12.61	663
01/01/2014 to 12/31/2014	$12.61	$13.37	5,709
01/01/2015 to 12/31/2015	$13.37	$13.40	3,802
01/01/2016 to 12/31/2016	$13.40	$13.94	16,490
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.72	0
01/01/2010 to 07/16/2010	$12.72	$12.50	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.83	0
01/01/2010 to 07/16/2010	$12.83	$12.22	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.93	0
01/01/2010 to 07/16/2010	$12.93	$12.12	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.37	0
01/01/2010 to 12/31/2010	$13.37	$15.74	0
01/01/2011 to 12/31/2011	$15.74	$13.88	0
01/01/2012 to 12/31/2012	$13.88	$15.63	0
01/01/2013 to 12/31/2013	$15.63	$20.27	0
01/01/2014 to 04/25/2014	$20.27	$20.94	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.91	914
01/01/2010 to 12/31/2010	$12.91	$14.09	1,320
01/01/2011 to 12/31/2011	$14.09	$13.71	1,134
01/01/2012 to 09/21/2012	$13.71	$15.42	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.59	0
01/01/2010 to 12/31/2010	$14.59	$15.84	0
01/01/2011 to 12/31/2011	$15.84	$14.50	0
01/01/2012 to 12/31/2012	$14.50	$17.99	0
01/01/2013 to 12/31/2013	$17.99	$20.35	0
01/01/2014 to 04/25/2014	$20.35	$19.96	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.20	0
01/01/2012 to 04/27/2012	$8.20	$9.32	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	9.99	9.16	0
01/01/2012 to 12/31/2012	$9.16	$10.76	0
01/01/2013 to 12/31/2013	$10.76	$13.95	0
01/01/2014 to 12/31/2014	$13.95	$15.58	0
01/01/2015 to 12/31/2015	$15.58	$15.73	0
01/01/2016 to 12/31/2016	$15.73	$17.87	393
Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$10.04	$13.24	0
01/01/2010 to 12/31/2010	$13.24	$16.23	0
01/01/2011 to 04/29/2011	$16.23	$18.11	0
Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$10.00	$14.09	0
01/01/2010 to 12/31/2010	$14.09	$15.38	0
01/01/2011 to 04/29/2011	$15.38	$16.26	0
Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$9.95	$12.84	0
01/01/2010 to 12/31/2010	$12.84	$13.38	0
01/01/2011 to 12/31/2011	$13.38	$13.76	0
01/01/2012 to 12/31/2012	$13.76	$16.46	0
01/01/2013 to 12/31/2013	$16.46	$22.90	0
01/01/2014 to 12/31/2014	$22.90	$27.11	0
01/01/2015 to 12/31/2015	$27.11	$27.68	0
01/01/2016 to 12/31/2016	$27.68	$24.25	283
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.81	0
01/01/2013 to 12/31/2013	$9.81	$13.30	0
01/01/2014 to 12/31/2014	$13.30	$14.21	0
01/01/2015 to 12/31/2015	$14.21	$14.23	0
01/01/2016 to 12/31/2016	$14.23	$14.19	0
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.61	0
01/01/2010 to 12/31/2010	$14.61	$16.79	0
01/01/2011 to 12/31/2011	$16.79	$12.89	0
01/01/2012 to 12/31/2012	$12.89	$14.90	0
01/01/2013 to 12/31/2013	$14.90	$14.75	0
01/01/2014 to 12/31/2014	$14.75	$13.74	0
01/01/2015 to 12/31/2015	$13.74	$11.38	0
01/01/2016 to 08/05/2016	$11.38	$12.51	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.75	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$14.11	0
01/01/2010 to 12/31/2010	$14.11	$15.90	0
01/01/2011 to 12/31/2011	$15.90	$11.49	0
01/01/2012 to 12/31/2012	$11.49	$13.13	0
01/01/2013 to 12/31/2013	$13.13	$14.93	0
01/01/2014 to 12/31/2014	$14.93	$14.55	0
01/01/2015 to 12/31/2015	$14.55	$13.04	0
01/01/2016 to 12/31/2016	$13.04	$12.99	0
ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.60	0
01/01/2010 to 12/31/2010	$12.60	$13.51	0
01/01/2011 to 12/31/2011	$13.51	$9.79	0
01/01/2012 to 12/31/2012	$9.79	$12.92	0
01/01/2013 to 12/31/2013	$12.92	$17.06	0
01/01/2014 to 12/31/2014	$17.06	$18.64	0
01/01/2015 to 12/31/2015	$18.64	$18.36	0
01/01/2016 to 12/31/2016	$18.36	$22.39	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.40	0
01/01/2010 to 12/31/2010	$14.40	$18.48	0
01/01/2011 to 12/31/2011	$18.48	$15.33	0
01/01/2012 to 12/31/2012	$15.33	$16.46	0
01/01/2013 to 12/31/2013	$16.46	$19.28	0
01/01/2014 to 12/31/2014	$19.28	$19.40	0
01/01/2015 to 12/31/2015	$19.40	$16.53	0
01/01/2016 to 12/31/2016	$16.53	$19.38	0
ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.38	0
01/01/2010 to 12/31/2010	$7.38	$6.00	0
01/01/2011 to 12/31/2011	$6.00	$5.41	0
01/01/2012 to 12/31/2012	$5.41	$4.47	0
01/01/2013 to 12/31/2013	$4.47	$3.25	0
01/01/2014 to 12/31/2014	$3.25	$2.75	0
01/01/2015 to 12/31/2015	$2.75	$2.59	0
01/01/2016 to 12/31/2016	$2.59	$2.23	0
ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.76	0
01/01/2010 to 12/31/2010	$12.76	$14.21	0
01/01/2011 to 12/31/2011	$14.21	$14.06	0
01/01/2012 to 12/31/2012	$14.06	$15.85	0
01/01/2013 to 12/31/2013	$15.85	$20.35	0
01/01/2014 to 12/31/2014	$20.35	$22.44	0
01/01/2015 to 12/31/2015	$22.44	$22.11	0
01/01/2016 to 12/31/2016	$22.11	$23.99	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.66	0
01/01/2010 to 12/31/2010	$12.66	$14.70	0
01/01/2011 to 12/31/2011	$14.70	$15.56	0
01/01/2012 to 12/31/2012	$15.56	$17.06	0
01/01/2013 to 12/31/2013	$17.06	$21.69	0
01/01/2014 to 12/31/2014	$21.69	$23.65	0
01/01/2015 to 12/31/2015	$23.65	$24.38	0
01/01/2016 to 12/31/2016	$24.38	$24.98	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.39	0
01/01/2010 to 12/31/2010	$12.39	$14.88	0
01/01/2011 to 12/31/2011	$14.88	$15.54	0
01/01/2012 to 12/31/2012	$15.54	$18.77	0
01/01/2013 to 12/31/2013	$18.77	$25.98	0
01/01/2014 to 12/31/2014	$25.98	$28.91	0
01/01/2015 to 12/31/2015	$28.91	$29.95	0
01/01/2016 to 12/31/2016	$29.95	$30.88	0
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.73	0
01/01/2010 to 12/31/2010	$13.73	$13.95	0
01/01/2011 to 12/31/2011	$13.95	$12.58	0
01/01/2012 to 12/31/2012	$12.58	$14.51	0
01/01/2013 to 12/31/2013	$14.51	$17.46	0
01/01/2014 to 12/31/2014	$17.46	$15.78	0
01/01/2015 to 12/31/2015	$15.78	$13.92	0
01/01/2016 to 12/31/2016	$13.92	$14.85	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.97	53
01/01/2010 to 12/31/2010	$12.97	$14.24	0
01/01/2011 to 12/31/2011	$14.24	$12.14	0
01/01/2012 to 12/31/2012	$12.14	$14.98	0
01/01/2013 to 12/31/2013	$14.98	$19.58	0
01/01/2014 to 12/31/2014	$19.58	$21.88	0
01/01/2015 to 12/31/2015	$21.88	$21.32	0
01/01/2016 to 12/31/2016	$21.32	$24.33	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.88	0
01/01/2010 to 12/31/2010	$12.88	$13.10	281
01/01/2011 to 12/31/2011	$13.10	$14.28	212
01/01/2012 to 12/31/2012	$14.28	$16.58	0
01/01/2013 to 12/31/2013	$16.58	$22.94	0
01/01/2014 to 12/31/2014	$22.94	$28.07	1,404
01/01/2015 to 12/31/2015	$28.07	$29.17	2,937
01/01/2016 to 12/31/2016	$29.17	$27.70	2,205

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.87	27
01/01/2010 to 12/31/2010	$12.87	$15.76	0
01/01/2011 to 12/31/2011	$15.76	$15.32	0
01/01/2012 to 12/31/2012	$15.32	$17.55	0
01/01/2013 to 12/31/2013	$17.55	$24.00	0
01/01/2014 to 12/31/2014	$24.00	$25.07	0
01/01/2015 to 12/31/2015	$25.07	$23.96	0
01/01/2016 to 12/31/2016	$23.96	$27.87	0
ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.44	0
01/01/2010 to 12/31/2010	$11.44	$10.58	0
01/01/2011 to 12/31/2011	$10.58	$8.53	0
01/01/2012 to 12/31/2012	$8.53	$10.38	0
01/01/2013 to 12/31/2013	$10.38	$15.22	0
01/01/2014 to 12/31/2014	$15.22	$15.55	0
01/01/2015 to 12/31/2015	$15.55	$16.28	0
01/01/2016 to 12/31/2016	$16.28	$16.18	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.73	147
01/01/2010 to 12/31/2010	$12.73	$14.26	145
01/01/2011 to 12/31/2011	$14.26	$14.55	91
01/01/2012 to 12/31/2012	$14.55	$16.23	105
01/01/2013 to 12/31/2013	$16.23	$20.98	118
01/01/2014 to 12/31/2014	$20.98	$23.45	353
01/01/2015 to 12/31/2015	$23.45	$24.07	102
01/01/2016 to 12/31/2016	$24.07	$25.01	102
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.79	0
01/01/2010 to 12/31/2010	$12.79	$14.29	0
01/01/2011 to 12/31/2011	$14.29	$13.95	0
01/01/2012 to 12/31/2012	$13.95	$15.94	0
01/01/2013 to 12/31/2013	$15.94	$20.48	0
01/01/2014 to 12/31/2014	$20.48	$22.39	0
01/01/2015 to 12/31/2015	$22.39	$21.11	0
01/01/2016 to 12/31/2016	$21.11	$24.11	0
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.75	0
01/01/2010 to 12/31/2010	$12.75	$16.21	6,767
01/01/2011 to 12/31/2011	$16.21	$15.57	186
01/01/2012 to 12/31/2012	$15.57	$17.78	0
01/01/2013 to 12/31/2013	$17.78	$22.96	0
01/01/2014 to 12/31/2014	$22.96	$24.06	0
01/01/2015 to 12/31/2015	$24.06	$23.88	0
01/01/2016 to 12/31/2016	$23.88	$26.67	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.86	0
01/01/2010 to 12/31/2010	$12.86	$15.32	0
01/01/2011 to 12/31/2011	$15.32	$14.57	0
01/01/2012 to 12/31/2012	$14.57	$16.80	0
01/01/2013 to 12/31/2013	$16.80	$21.97	0
01/01/2014 to 12/31/2014	$21.97	$23.96	0
01/01/2015 to 12/31/2015	$23.96	$21.76	0
01/01/2016 to 12/31/2016	$21.76	$26.77	0
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$13.14	0
01/01/2010 to 12/31/2010	$13.14	$15.38	0
01/01/2011 to 12/31/2011	$15.38	$15.44	0
01/01/2012 to 12/31/2012	$15.44	$17.75	0
01/01/2013 to 12/31/2013	$17.75	$23.59	0
01/01/2014 to 12/31/2014	$23.59	$27.31	0
01/01/2015 to 12/31/2015	$27.31	$29.04	0
01/01/2016 to 12/31/2016	$29.04	$30.25	0
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$12.02	0
01/01/2010 to 12/31/2010	$12.02	$14.00	0
01/01/2011 to 12/31/2011	$14.00	$14.17	0
01/01/2012 to 12/31/2012	$14.17	$14.42	0
01/01/2013 to 12/31/2013	$14.42	$17.71	0
01/01/2014 to 12/31/2014	$17.71	$15.62	0
01/01/2015 to 12/31/2015	$15.62	$11.84	0
01/01/2016 to 12/31/2016	$11.84	$14.55	0
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.18	0
01/01/2010 to 12/31/2010	$13.18	$13.11	0
01/01/2011 to 12/31/2011	$13.11	$15.06	0
01/01/2012 to 12/31/2012	$15.06	$16.67	0
01/01/2013 to 12/31/2013	$16.67	$21.71	0
01/01/2014 to 12/31/2014	$21.71	$25.64	0
01/01/2015 to 12/31/2015	$25.64	$26.50	0
01/01/2016 to 12/31/2016	$26.50	$25.24	0
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.78	0
01/01/2010 to 12/31/2010	$13.78	$18.12	0
01/01/2011 to 12/31/2011	$18.12	$14.49	0
01/01/2012 to 12/31/2012	$14.49	$12.25	0
01/01/2013 to 12/31/2013	$12.25	$7.52	0
01/01/2014 to 12/31/2014	$7.52	$5.67	0
01/01/2015 to 12/31/2015	$5.67	$3.76	0
01/01/2016 to 12/31/2016	$3.76	$5.80	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$14.13	0
01/01/2010 to 12/31/2010	$14.13	$17.43	0
01/01/2011 to 12/31/2011	$17.43	$18.07	0
01/01/2012 to 12/31/2012	$18.07	$20.95	0
01/01/2013 to 12/31/2013	$20.95	$20.75	0
01/01/2014 to 12/31/2014	$20.75	$25.66	0
01/01/2015 to 12/31/2015	$25.66	$25.48	97
01/01/2016 to 12/31/2016	$25.48	$26.65	95
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$8.56	0
01/01/2011 to 12/31/2011	$8.56	$5.29	0
01/01/2012 to 12/31/2012	$5.29	$4.87	0
01/01/2013 to 12/31/2013	$4.87	$5.62	0
01/01/2014 to 12/31/2014	$5.62	$3.88	0
01/01/2015 to 12/31/2015	$3.88	$3.78	0
01/01/2016 to 12/31/2016	$3.78	$3.54	0
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.15	0
01/01/2010 to 12/31/2010	$7.15	$5.58	0
01/01/2011 to 12/31/2011	$5.58	$4.94	0
01/01/2012 to 12/31/2012	$4.94	$3.97	0
01/01/2013 to 12/31/2013	$3.97	$2.77	0
01/01/2014 to 12/31/2014	$2.77	$2.21	0
01/01/2015 to 12/31/2015	$2.21	$1.90	0
01/01/2016 to 12/31/2016	$1.90	$1.69	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.67	0
01/01/2010 to 12/31/2010	$12.67	$15.76	6,712
01/01/2011 to 12/31/2011	$15.76	$15.80	0
01/01/2012 to 12/31/2012	$15.80	$17.58	0
01/01/2013 to 12/31/2013	$17.58	$24.43	0
01/01/2014 to 12/31/2014	$24.43	$24.70	0
01/01/2015 to 12/31/2015	$24.70	$24.73	0
01/01/2016 to 12/31/2016	$24.73	$29.42	0
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.49	0
01/01/2010 to 12/31/2010	$12.49	$15.09	0
01/01/2011 to 12/31/2011	$15.09	$14.32	0
01/01/2012 to 12/31/2012	$14.32	$16.46	0
01/01/2013 to 12/31/2013	$16.46	$22.42	0
01/01/2014 to 12/31/2014	$22.42	$23.48	0
01/01/2015 to 12/31/2015	$23.48	$21.31	0
01/01/2016 to 12/31/2016	$21.31	$27.15	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$11.10	0
01/01/2010 to 12/31/2010	$11.10	$12.71	0
01/01/2011 to 12/31/2011	$12.71	$12.81	0
01/01/2012 to 12/31/2012	$12.81	$14.77	0
01/01/2013 to 12/31/2013	$14.77	$16.37	0
01/01/2014 to 12/31/2014	$16.37	$16.29	0
01/01/2015 to 12/31/2015	$16.29	$16.37	0
01/01/2016 to 12/31/2016	$16.37	$19.71	0
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.97	0
01/01/2010 to 12/31/2010	$8.97	$9.77	0
01/01/2011 to 12/31/2011	$9.77	$13.88	0
01/01/2012 to 12/31/2012	$13.88	$13.87	0
01/01/2013 to 12/31/2013	$13.87	$11.10	0
01/01/2014 to 12/31/2014	$11.10	$14.98	77
01/01/2015 to 12/31/2015	$14.98	$13.98	76
01/01/2016 to 12/31/2016	$13.98	$13.80	94
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$16.14	0
01/01/2010 to 12/31/2010	$16.14	$23.91	0
01/01/2011 to 12/31/2011	$23.91	$20.43	0
01/01/2012 to 12/31/2012	$20.43	$26.78	0
01/01/2013 to 12/31/2013	$26.78	$45.21	0
01/01/2014 to 12/31/2014	$45.21	$51.60	0
01/01/2015 to 12/31/2015	$51.60	$46.39	0
01/01/2016 to 12/31/2016	$46.39	$63.30	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.34	0
01/01/2010 to 12/31/2010	$12.34	$12.94	0
01/01/2011 to 12/31/2011	$12.94	$15.04	0
01/01/2012 to 12/31/2012	$15.04	$14.91	0
01/01/2013 to 12/31/2013	$14.91	$16.71	0
01/01/2014 to 12/31/2014	$16.71	$20.82	1,103
01/01/2015 to 12/31/2015	$20.82	$19.28	0
01/01/2016 to 12/31/2016	$19.28	$21.96	0
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.50	0
01/01/2010 to 12/31/2010	$13.50	$15.23	0
01/01/2011 to 12/31/2011	$15.23	$12.82	0
01/01/2012 to 12/31/2012	$12.82	$15.53	0
01/01/2013 to 12/31/2013	$15.53	$18.27	0
01/01/2014 to 12/31/2014	$18.27	$17.04	0
01/01/2015 to 12/31/2015	$17.04	$17.43	0
01/01/2016 to 12/31/2016	$17.43	$16.63	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.10	0
01/01/2010 to 12/31/2010	$12.10	$14.28	0
01/01/2011 to 12/31/2011	$14.28	$15.34	0
01/01/2012 to 12/31/2012	$15.34	$16.61	0
01/01/2013 to 12/31/2013	$16.61	$23.37	0
01/01/2014 to 04/25/2014	$23.37	$23.10	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.39	0
01/01/2010 to 12/31/2010	$12.39	$14.61	0
01/01/2011 to 12/31/2011	$14.61	$14.21	0
01/01/2012 to 12/31/2012	$14.21	$15.89	0
01/01/2013 to 12/31/2013	$15.89	$21.36	0
01/01/2014 to 04/25/2014	$21.36	$21.26	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.39	0
01/01/2010 to 12/31/2010	$13.39	$15.47	0
01/01/2011 to 12/31/2011	$15.47	$16.49	0
01/01/2012 to 12/31/2012	$16.49	$18.07	0
01/01/2013 to 12/31/2013	$18.07	$23.40	0
01/01/2014 to 04/25/2014	$23.40	$23.08	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.82	0
01/01/2010 to 12/31/2010	$13.82	$15.93	0
01/01/2011 to 12/31/2011	$15.93	$16.71	0
01/01/2012 to 12/31/2012	$16.71	$17.45	0
01/01/2013 to 12/31/2013	$17.45	$22.13	0
01/01/2014 to 04/25/2014	$22.13	$22.93	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.36	0
01/01/2010 to 07/16/2010	$12.36	$11.92	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.24	$14.84	0
01/01/2011 to 12/31/2011	$14.84	$12.81	0
01/01/2012 to 12/31/2012	$12.81	$14.41	0
01/01/2013 to 12/31/2013	$14.41	$17.10	0
01/01/2014 to 12/31/2014	$17.10	$16.02	0
01/01/2015 to 12/31/2015	$16.02	$16.22	0
01/01/2016 to 12/31/2016	$16.22	$16.57	1,019
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.92	$13.92	0
01/01/2011 to 12/31/2011	$13.92	$13.48	0
01/01/2012 to 12/31/2012	$13.48	$15.94	0
01/01/2013 to 12/31/2013	$15.94	$20.55	0
01/01/2014 to 12/31/2014	$20.55	$22.43	0
01/01/2015 to 12/31/2015	$22.43	$22.08	0
01/01/2016 to 04/29/2016	$22.08	$22.15	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$12.12	$15.33	0
01/01/2011 to 12/31/2011	$15.33	$14.35	0
01/01/2012 to 12/31/2012	$14.35	$17.15	0
01/01/2013 to 12/31/2013	$17.15	$23.80	0
01/01/2014 to 12/31/2014	$23.80	$24.51	0
01/01/2015 to 12/31/2015	$24.51	$24.65	0
01/01/2016 to 12/31/2016	$24.65	$24.58	0
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.28	0
01/01/2011 to 12/31/2011	$12.28	$11.63	0
01/01/2012 to 12/31/2012	$11.63	$12.44	0
01/01/2013 to 12/31/2013	$12.44	$18.53	0
01/01/2014 to 12/31/2014	$18.53	$18.03	0
01/01/2015 to 12/31/2015	$18.03	$17.37	0
01/01/2016 to 12/31/2016	$17.37	$18.58	196
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV (1.15%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.48	$11.94	0
01/01/2008 to 12/31/2008	$11.94	$11.25	0
01/01/2009 to 12/31/2009	$11.25	$13.00	0
01/01/2010 to 12/31/2010	$13.00	$14.96	0
01/01/2011 to 12/31/2011	$14.96	$15.19	0
01/01/2012 to 12/31/2012	$15.19	$17.14	0
01/01/2013 to 12/31/2013	$17.14	$18.64	0
01/01/2014 to 12/31/2014	$18.64	$18.85	0
01/01/2015 to 12/31/2015	$18.85	$18.67	0
01/01/2016 to 12/31/2016	$18.67	$20.11	0
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.07	$11.95	39,784
01/01/2008 to 12/31/2008	$11.95	$8.05	24,711
01/01/2009 to 12/31/2009	$8.05	$9.90	914,061
01/01/2010 to 12/31/2010	$9.90	$10.96	1,562,926
01/01/2011 to 12/31/2011	$10.96	$10.54	1,174,245
01/01/2012 to 12/31/2012	$10.54	$11.73	1,346,497
01/01/2013 to 12/31/2013	$11.73	$12.75	1,371,076
01/01/2014 to 12/31/2014	$12.75	$13.09	1,367,935
01/01/2015 to 12/31/2015	$13.09	$12.52	1,344,431
01/01/2016 to 12/31/2016	$12.52	$13.16	1,692,192
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.70	$11.58	10,430
01/01/2008 to 12/31/2008	$11.58	$8.04	5,721
01/01/2009 to 12/31/2009	$8.04	$10.03	389,063
01/01/2010 to 12/31/2010	$10.03	$11.27	640,211
01/01/2011 to 12/31/2011	$11.27	$11.15	523,986
01/01/2012 to 12/31/2012	$11.15	$12.53	631,188
01/01/2013 to 12/31/2013	$12.53	$14.44	646,076
01/01/2014 to 12/31/2014	$14.44	$15.14	672,879
01/01/2015 to 12/31/2015	$15.14	$15.09	690,761
01/01/2016 to 12/31/2016	$15.09	$15.98	1,064,692
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$16.76	$16.55	11,430
01/01/2008 to 12/31/2008	$16.55	$10.67	18,304
01/01/2009 to 12/31/2009	$10.67	$12.43	25,083
01/01/2010 to 12/31/2010	$12.43	$13.99	34,878
01/01/2011 to 12/31/2011	$13.99	$14.32	42,362
01/01/2012 to 05/04/2012	$14.32	$15.59	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.68	4,797
01/01/2014 to 12/31/2014	$11.68	$13.06	2,877
01/01/2015 to 12/31/2015	$13.06	$13.14	5,681
01/01/2016 to 12/31/2016	$13.14	$14.38	8,213

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.96	$11.82	25,628
01/01/2008 to 12/31/2008	$11.82	$8.33	32,085
01/01/2009 to 12/31/2009	$8.33	$10.15	1,542,673
01/01/2010 to 12/31/2010	$10.15	$11.27	2,439,825
01/01/2011 to 12/31/2011	$11.27	$11.01	2,070,102
01/01/2012 to 12/31/2012	$11.01	$12.24	2,216,155
01/01/2013 to 12/31/2013	$12.24	$14.23	2,221,933
01/01/2014 to 12/31/2014	$14.23	$14.99	2,224,012
01/01/2015 to 12/31/2015	$14.99	$14.88	2,349,704
01/01/2016 to 12/31/2016	$14.88	$15.64	2,501,816
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.20	18,409
01/01/2012 to 12/31/2012	$9.20	$10.17	38,432
01/01/2013 to 12/31/2013	$10.17	$11.15	46,603
01/01/2014 to 12/31/2014	$11.15	$11.56	59,052
01/01/2015 to 12/31/2015	$11.56	$11.08	87,149
01/01/2016 to 12/31/2016	$11.08	$11.72	101,895
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.54	1,989
01/01/2014 to 12/31/2014	$10.54	$10.79	10,539
01/01/2015 to 12/31/2015	$10.79	$10.69	29,229
01/01/2016 to 12/31/2016	$10.69	$11.24	39,503
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$10.72	$11.32	48,992
01/01/2008 to 12/31/2008	$11.32	$11.31	63,423
01/01/2009 to 12/31/2009	$11.31	$12.32	42,844
01/01/2010 to 12/31/2010	$12.32	$12.66	81,187
01/01/2011 to 12/31/2011	$12.66	$12.79	68,255
01/01/2012 to 12/31/2012	$12.79	$13.24	146,946
01/01/2013 to 12/31/2013	$13.24	$12.80	293,078
01/01/2014 to 12/31/2014	$12.80	$12.64	338,182
01/01/2015 to 12/31/2015	$12.64	$12.56	508,243
01/01/2016 to 12/31/2016	$12.56	$12.62	534,367
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$11.42	$12.23	10,128
01/01/2008 to 12/31/2008	$12.23	$11.82	33,428
01/01/2009 to 12/31/2009	$11.82	$13.61	403,919
01/01/2010 to 12/31/2010	$13.61	$14.49	719,024
01/01/2011 to 12/31/2011	$14.49	$14.78	632,075
01/01/2012 to 12/31/2012	$14.78	$15.97	838,162
01/01/2013 to 12/31/2013	$15.97	$15.50	755,745
01/01/2014 to 12/31/2014	$15.50	$15.97	807,741
01/01/2015 to 12/31/2015	$15.97	$15.45	840,473
01/01/2016 to 12/31/2016	$15.45	$15.92	873,923

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.44	0
01/01/2010 to 12/31/2010	$9.44	$10.32	0
01/01/2011 to 12/31/2011	$10.32	$11.18	0
01/01/2012 to 12/31/2012	$11.18	$11.51	0
01/01/2013 to 12/31/2013	$11.51	$11.30	0
01/01/2014 to 12/31/2014	$11.30	$11.23	0
01/01/2015 to 12/31/2015	$11.23	$11.07	0
01/01/2016 to 12/31/2016	$11.07	$10.99	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.85	0
01/01/2010 to 12/31/2010	$8.85	$9.78	0
01/01/2011 to 12/31/2011	$9.78	$11.47	0
01/01/2012 to 12/31/2012	$11.47	$12.06	0
01/01/2013 to 12/31/2013	$12.06	$11.14	0
01/01/2014 to 12/31/2014	$11.14	$11.69	0
01/01/2015 to 12/31/2015	$11.69	$11.74	0
01/01/2016 to 12/31/2016	$11.74	$11.83	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	2,701
01/01/2010 to 12/31/2010	$10.31	$11.59	6,969
01/01/2011 to 12/31/2011	$11.59	$10.78	4,622
01/01/2012 to 12/31/2012	$10.78	$12.07	15,600
01/01/2013 to 12/31/2013	$12.07	$15.68	15,537
01/01/2014 to 12/31/2014	$15.68	$17.09	15,800
01/01/2015 to 12/31/2015	$17.09	$16.09	18,669
01/01/2016 to 12/31/2016	$16.09	$18.09	32,774
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.25	$12.20	22,668
01/01/2008 to 12/31/2008	$12.20	$7.85	16,496
01/01/2009 to 12/31/2009	$7.85	$9.72	1,321,943
01/01/2010 to 12/31/2010	$9.72	$10.89	2,065,600
01/01/2011 to 12/31/2011	$10.89	$10.51	1,469,934
01/01/2012 to 12/31/2012	$10.51	$11.81	1,825,382
01/01/2013 to 12/31/2013	$11.81	$14.33	2,003,360
01/01/2014 to 12/31/2014	$14.33	$15.15	2,316,265
01/01/2015 to 12/31/2015	$15.15	$15.06	2,410,163
01/01/2016 to 12/31/2016	$15.06	$15.90	3,014,814
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.71	11,466
01/01/2014 to 12/31/2014	$11.71	$13.15	39,712
01/01/2015 to 12/31/2015	$13.15	$12.54	46,834
01/01/2016 to 12/31/2016	$12.54	$14.24	80,233

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$29.38	$23.25	4,025
01/01/2008 to 12/31/2008	$23.25	$14.93	5,934
01/01/2009 to 12/31/2009	$14.93	$19.46	9,804
01/01/2010 to 12/31/2010	$19.46	$24.76	13,156
01/01/2011 to 12/31/2011	$24.76	$26.09	21,984
01/01/2012 to 12/31/2012	$26.09	$29.75	27,252
01/01/2013 to 12/31/2013	$29.75	$30.33	36,608
01/01/2014 to 12/31/2014	$30.33	$39.25	38,386
01/01/2015 to 12/31/2015	$39.25	$40.67	40,889
01/01/2016 to 12/31/2016	$40.67	$42.14	59,607
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.49	$16.65	17,498
01/01/2008 to 07/18/2008	$16.65	$15.30	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.72	0
01/01/2014 to 12/31/2014	$9.72	$10.10	5,612
01/01/2015 to 12/31/2015	$10.10	$9.98	42,465
01/01/2016 to 12/31/2016	$9.98	$10.31	23,285
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.01	0
01/01/2008 to 12/31/2008	$10.01	$7.20	6,088
01/01/2009 to 12/31/2009	$7.20	$8.63	268,814
01/01/2010 to 12/31/2010	$8.63	$9.67	374,680
01/01/2011 to 12/31/2011	$9.67	$9.32	305,979
01/01/2012 to 12/31/2012	$9.32	$10.47	374,058
01/01/2013 to 12/31/2013	$10.47	$12.34	415,075
01/01/2014 to 12/31/2014	$12.34	$12.89	414,440
01/01/2015 to 10/16/2015	$12.89	$12.91	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.62	$11.40	0
01/01/2008 to 12/31/2008	$11.40	$7.38	6,160
01/01/2009 to 12/31/2009	$7.38	$9.04	522,945
01/01/2010 to 12/31/2010	$9.04	$10.22	813,324
01/01/2011 to 12/31/2011	$10.22	$9.95	677,785
01/01/2012 to 12/31/2012	$9.95	$10.88	794,402
01/01/2013 to 12/31/2013	$10.88	$12.34	750,114
01/01/2014 to 12/31/2014	$12.34	$12.58	739,676
01/01/2015 to 12/31/2015	$12.58	$12.56	700,907
01/01/2016 to 12/31/2016	$12.56	$12.95	771,045
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.49	9,758
01/01/2009 to 11/13/2009	$7.49	$8.41	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.79	1,161,219
01/01/2013 to 12/31/2013	$10.79	$13.27	1,198,820
01/01/2014 to 12/31/2014	$13.27	$13.53	1,000,015
01/01/2015 to 10/16/2015	$13.53	$13.02	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.85	47,511
01/01/2014 to 12/31/2014	$10.85	$11.00	69,541
01/01/2015 to 10/16/2015	$11.00	$10.55	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.13	0
01/01/2009 to 12/31/2009	$6.13	$8.18	28,235
01/01/2010 to 12/31/2010	$8.18	$9.72	32,992
01/01/2011 to 12/31/2011	$9.72	$9.13	13,376
01/01/2012 to 12/31/2012	$9.13	$11.44	32,283
01/01/2013 to 12/31/2013	$11.44	$11.80	20,604
01/01/2014 to 12/31/2014	$11.80	$13.29	23,715
01/01/2015 to 12/31/2015	$13.29	$13.12	23,748
01/01/2016 to 12/31/2016	$13.12	$13.09	20,765
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$13.35	$15.04	896
01/01/2008 to 12/31/2008	$15.04	$8.88	12
01/01/2009 to 12/31/2009	$8.88	$13.11	58,648
01/01/2010 to 12/31/2010	$13.11	$14.30	41,510
01/01/2011 to 12/31/2011	$14.30	$13.57	20,038
01/01/2012 to 12/31/2012	$13.57	$16.07	41,245
01/01/2013 to 12/31/2013	$16.07	$20.61	29,937
01/01/2014 to 02/07/2014	$20.61	$20.28	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.97	$17.64	4,389
01/01/2008 to 12/31/2008	$17.64	$10.34	2,145
01/01/2009 to 12/31/2009	$10.34	$12.18	25,175
01/01/2010 to 12/31/2010	$12.18	$13.59	41,638
01/01/2011 to 12/31/2011	$13.59	$12.70	34,198
01/01/2012 to 12/31/2012	$12.70	$15.02	90,626
01/01/2013 to 12/31/2013	$15.02	$19.83	182,543
01/01/2014 to 12/31/2014	$19.83	$22.17	239,027
01/01/2015 to 12/31/2015	$22.17	$20.90	556,642
01/01/2016 to 12/31/2016	$20.90	$23.05	511,589
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$16.09	$18.98	1,181
01/01/2008 to 12/31/2008	$18.98	$11.11	522
01/01/2009 to 12/31/2009	$11.11	$17.25	59,746
01/01/2010 to 12/31/2010	$17.25	$20.43	79,495
01/01/2011 to 12/31/2011	$20.43	$19.60	29,042
01/01/2012 to 12/31/2012	$19.60	$23.17	61,641
01/01/2013 to 12/31/2013	$23.17	$30.28	74,871
01/01/2014 to 12/31/2014	$30.28	$33.38	69,326
01/01/2015 to 12/31/2015	$33.38	$31.12	159,147
01/01/2016 to 12/31/2016	$31.12	$31.27	160,642

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$7.62	0
01/01/2009 to 12/31/2009	$7.62	$9.30	360,411
01/01/2010 to 12/31/2010	$9.30	$10.26	829,285
01/01/2011 to 12/31/2011	$10.26	$10.09	733,417
01/01/2012 to 12/31/2012	$10.09	$10.98	752,656
01/01/2013 to 12/31/2013	$10.98	$11.92	696,614
01/01/2014 to 12/31/2014	$11.92	$12.26	670,322
01/01/2015 to 12/31/2015	$12.26	$12.01	638,328
01/01/2016 to 12/31/2016	$12.01	$12.50	629,938
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.13	$18.88	0
01/01/2008 to 12/31/2008	$18.88	$13.69	7,017
01/01/2009 to 12/31/2009	$13.69	$17.17	35,275
01/01/2010 to 12/31/2010	$17.17	$21.51	40,042
01/01/2011 to 12/31/2011	$21.51	$21.54	23,451
01/01/2012 to 12/31/2012	$21.54	$24.63	33,805
01/01/2013 to 12/31/2013	$24.63	$33.80	33,279
01/01/2014 to 12/31/2014	$33.80	$35.82	34,985
01/01/2015 to 12/31/2015	$35.82	$33.46	35,455
01/01/2016 to 12/31/2016	$33.46	$41.12	34,265
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$10.41	$10.79	115,324
01/01/2008 to 12/31/2008	$10.79	$10.94	176,488
01/01/2009 to 12/31/2009	$10.94	$10.84	108,717
01/01/2010 to 12/31/2010	$10.84	$10.71	111,243
01/01/2011 to 12/31/2011	$10.71	$10.59	103,617
01/01/2012 to 12/31/2012	$10.59	$10.47	130,013
01/01/2013 to 12/31/2013	$10.47	$10.35	288,635
01/01/2014 to 12/31/2014	$10.35	$10.23	603,201
01/01/2015 to 12/31/2015	$10.23	$10.12	887,511
01/01/2016 to 12/31/2016	$10.12	$10.00	1,091,222
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$14.78	$14.97	25,827
01/01/2008 to 12/31/2008	$14.97	$11.02	28,527
01/01/2009 to 12/31/2009	$11.02	$14.77	88,476
01/01/2010 to 12/31/2010	$14.77	$16.57	80,556
01/01/2011 to 12/31/2011	$16.57	$16.90	144,474
01/01/2012 to 12/31/2012	$16.90	$19.02	45,575
01/01/2013 to 12/31/2013	$19.02	$20.15	48,884
01/01/2014 to 12/31/2014	$20.15	$20.43	64,482
01/01/2015 to 12/31/2015	$20.43	$19.48	78,322
01/01/2016 to 12/31/2016	$19.48	$22.22	90,375

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.52	$15.84	2,124
01/01/2008 to 12/31/2008	$15.84	$9.16	764
01/01/2009 to 12/31/2009	$9.16	$10.82	4,280
01/01/2010 to 12/31/2010	$10.82	$12.10	17,238
01/01/2011 to 12/31/2011	$12.10	$11.46	9,745
01/01/2012 to 12/31/2012	$11.46	$13.24	17,860
01/01/2013 to 12/31/2013	$13.24	$18.31	55,359
01/01/2014 to 12/31/2014	$18.31	$20.58	95,330
01/01/2015 to 12/31/2015	$20.58	$18.75	104,775
01/01/2016 to 12/31/2016	$18.75	$22.22	134,823
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$21.31	$25.07	6,515
01/01/2008 to 12/31/2008	$25.07	$12.33	5,078
01/01/2009 to 12/31/2009	$12.33	$16.50	9,731
01/01/2010 to 12/31/2010	$16.50	$18.67	19,252
01/01/2011 to 12/31/2011	$18.67	$16.07	23,180
01/01/2012 to 12/31/2012	$16.07	$19.12	60,384
01/01/2013 to 12/31/2013	$19.12	$22.50	116,775
01/01/2014 to 12/31/2014	$22.50	$21.01	177,592
01/01/2015 to 12/31/2015	$21.01	$21.43	245,505
01/01/2016 to 12/31/2016	$21.43	$20.38	224,871
AST International Value Portfolio
01/01/2007 to 12/31/2007	$21.98	$25.59	4,795
01/01/2008 to 12/31/2008	$25.59	$14.17	7,925
01/01/2009 to 12/31/2009	$14.17	$18.27	14,938
01/01/2010 to 12/31/2010	$18.27	$20.07	21,715
01/01/2011 to 12/31/2011	$20.07	$17.35	18,167
01/01/2012 to 12/31/2012	$17.35	$20.01	30,153
01/01/2013 to 12/31/2013	$20.01	$23.63	46,439
01/01/2014 to 12/31/2014	$23.63	$21.79	63,246
01/01/2015 to 12/31/2015	$21.79	$21.71	75,017
01/01/2016 to 12/31/2016	$21.71	$21.59	76,371
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.78	41,965
01/01/2009 to 12/31/2009	$10.78	$11.86	1,591
01/01/2010 to 12/31/2010	$11.86	$13.00	3,121
01/01/2011 to 12/31/2011	$13.00	$14.44	3,397,372
01/01/2012 to 12/31/2012	$14.44	$15.62	988,824
01/01/2013 to 12/31/2013	$15.62	$14.95	316,915
01/01/2014 to 12/31/2014	$14.95	$15.77	351,974
01/01/2015 to 12/31/2015	$15.77	$15.77	965,478
01/01/2016 to 12/31/2016	$15.77	$16.25	1,319,744

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.20	0
01/01/2008 to 12/31/2008	$10.20	$6.98	0
01/01/2009 to 12/31/2009	$6.98	$8.74	476,451
01/01/2010 to 12/31/2010	$8.74	$9.84	772,403
01/01/2011 to 12/31/2011	$9.84	$9.67	606,311
01/01/2012 to 12/31/2012	$9.67	$10.86	677,571
01/01/2013 to 12/31/2013	$10.86	$12.48	712,642
01/01/2014 to 12/31/2014	$12.48	$13.12	651,318
01/01/2015 to 12/31/2015	$13.12	$12.83	567,748
01/01/2016 to 12/31/2016	$12.83	$13.35	549,428
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$19.83	$21.45	7,932
01/01/2008 to 12/31/2008	$21.45	$12.43	5,876
01/01/2009 to 12/31/2009	$12.43	$16.70	55,206
01/01/2010 to 12/31/2010	$16.70	$17.69	97,614
01/01/2011 to 12/31/2011	$17.69	$15.89	49,839
01/01/2012 to 12/31/2012	$15.89	$19.14	64,570
01/01/2013 to 12/31/2013	$19.14	$21.83	78,923
01/01/2014 to 12/31/2014	$21.83	$20.21	74,393
01/01/2015 to 12/31/2015	$20.21	$19.42	84,523
01/01/2016 to 12/31/2016	$19.42	$19.56	84,580
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$14.98	$15.10	917
01/01/2008 to 12/31/2008	$15.10	$12.30	929
01/01/2009 to 12/31/2009	$12.30	$14.83	180,568
01/01/2010 to 12/31/2010	$14.83	$15.73	240,367
01/01/2011 to 12/31/2011	$15.73	$15.59	202,928
01/01/2012 to 12/31/2012	$15.59	$17.06	218,413
01/01/2013 to 12/31/2013	$17.06	$18.73	216,556
01/01/2014 to 12/31/2014	$18.73	$19.52	214,800
01/01/2015 to 12/31/2015	$19.52	$19.26	238,103
01/01/2016 to 12/31/2016	$19.26	$19.77	298,974
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	3,282
01/01/2010 to 12/31/2010	$10.30	$11.33	4,874
01/01/2011 to 12/31/2011	$11.33	$11.27	16,047
01/01/2012 to 12/31/2012	$11.27	$12.84	22,569
01/01/2013 to 12/31/2013	$12.84	$17.32	96,833
01/01/2014 to 12/31/2014	$17.32	$18.75	86,659
01/01/2015 to 12/31/2015	$18.75	$20.51	58,058
01/01/2016 to 12/31/2016	$20.51	$19.97	64,924

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.87	$18.04	39,554
01/01/2008 to 12/31/2008	$18.04	$10.05	34,318
01/01/2009 to 12/31/2009	$10.05	$12.89	46,693
01/01/2010 to 12/31/2010	$12.89	$15.25	58,471
01/01/2011 to 12/31/2011	$15.25	$14.94	52,237
01/01/2012 to 12/31/2012	$14.94	$16.58	113,942
01/01/2013 to 12/31/2013	$16.58	$22.39	238,651
01/01/2014 to 12/31/2014	$22.39	$24.48	298,328
01/01/2015 to 12/31/2015	$24.48	$26.63	408,083
01/01/2016 to 12/31/2016	$26.63	$27.79	394,455
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.85	$14.53	1,650
01/01/2008 to 12/31/2008	$14.53	$11.02	51,247
01/01/2009 to 12/31/2009	$11.02	$14.66	57,575
01/01/2010 to 12/31/2010	$14.66	$16.44	67,953
01/01/2011 to 12/31/2011	$16.44	$17.90	13,452
01/01/2012 to 12/31/2012	$17.90	$18.75	58,338
01/01/2013 to 12/31/2013	$18.75	$18.16	123,101
01/01/2014 to 12/31/2014	$18.16	$19.10	137,193
01/01/2015 to 12/31/2015	$19.10	$18.77	251,144
01/01/2016 to 12/31/2016	$18.77	$19.04	297,870
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$18.98	$20.52	4,692
01/01/2008 to 12/31/2008	$20.52	$13.39	4,900
01/01/2009 to 12/31/2009	$13.39	$17.41	17,137
01/01/2010 to 12/31/2010	$17.41	$19.28	27,945
01/01/2011 to 12/31/2011	$19.28	$18.46	19,656
01/01/2012 to 12/31/2012	$18.46	$22.46	45,046
01/01/2013 to 12/31/2013	$22.46	$28.34	41,487
01/01/2014 to 12/31/2014	$28.34	$29.03	43,931
01/01/2015 to 12/31/2015	$29.03	$28.28	61,199
01/01/2016 to 12/31/2016	$28.28	$29.94	73,918
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$14.35	$16.33	4,172
01/01/2008 to 12/31/2008	$16.33	$10.28	1,505
01/01/2009 to 12/31/2009	$10.28	$12.63	16,608
01/01/2010 to 12/31/2010	$12.63	$14.08	29,835
01/01/2011 to 12/31/2011	$14.08	$13.84	21,047
01/01/2012 to 12/31/2012	$13.84	$16.02	41,995
01/01/2013 to 12/31/2013	$16.02	$21.64	52,397
01/01/2014 to 12/31/2014	$21.64	$23.26	68,684
01/01/2015 to 12/31/2015	$23.26	$24.65	83,815
01/01/2016 to 12/31/2016	$24.65	$24.84	86,437
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.22	0
01/01/2013 to 12/31/2013	$10.22	$13.58	659
01/01/2014 to 12/31/2014	$13.58	$14.80	7,626
01/01/2015 to 12/31/2015	$14.80	$14.52	15,094
01/01/2016 to 12/31/2016	$14.52	$16.29	24,534

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	756
01/01/2012 to 12/31/2012	$10.08	$10.45	0
01/01/2013 to 12/31/2013	$10.45	$10.04	3,149
01/01/2014 to 12/31/2014	$10.04	$10.43	4,646
01/01/2015 to 10/16/2015	$10.43	$10.45	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$17.83	$21.54	3,535
01/01/2008 to 12/31/2008	$21.54	$12.10	141
01/01/2009 to 12/31/2009	$12.10	$15.52	6,961
01/01/2010 to 12/31/2010	$15.52	$19.74	19,356
01/01/2011 to 12/31/2011	$19.74	$19.84	28,636
01/01/2012 to 12/31/2012	$19.84	$22.04	31,765
01/01/2013 to 12/31/2013	$22.04	$28.90	36,981
01/01/2014 to 12/31/2014	$28.90	$30.83	48,325
01/01/2015 to 10/16/2015	$30.83	$31.74	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$16.22	$19.03	1,991
01/01/2008 to 12/31/2008	$19.03	$10.81	169
01/01/2009 to 12/31/2009	$10.81	$13.09	3,887
01/01/2010 to 12/31/2010	$13.09	$15.57	7,941
01/01/2011 to 04/29/2011	$15.57	$17.49	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.82	$20.21	3,426
01/01/2008 to 12/31/2008	$20.21	$11.53	924
01/01/2009 to 12/31/2009	$11.53	$16.04	12,210
01/01/2010 to 12/31/2010	$16.04	$19.57	35,111
01/01/2011 to 12/31/2011	$19.57	$18.86	24,057
01/01/2012 to 12/31/2012	$18.86	$21.84	41,521
01/01/2013 to 12/31/2013	$21.84	$30.65	82,935
01/01/2014 to 12/31/2014	$30.65	$34.62	87,437
01/01/2015 to 12/31/2015	$34.62	$32.29	114,334
01/01/2016 to 12/31/2016	32.29	37.74	129,984
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.36	64,385
01/01/2013 to 12/31/2013	$10.36	$12.18	99,126
01/01/2014 to 12/31/2014	$12.18	$12.66	83,665
01/01/2015 to 12/31/2015	$12.66	$12.35	86,979
01/01/2016 to 12/31/2016	$12.35	$12.74	98,239
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.59	0
01/01/2009 to 12/31/2009	$5.59	$9.20	117,999
01/01/2010 to 12/31/2010	$9.20	$11.11	241,651
01/01/2011 to 12/31/2011	$11.11	$8.76	118,710
01/01/2012 to 12/31/2012	$8.76	$10.21	173,167
01/01/2013 to 12/31/2013	$10.21	$10.12	175,990
01/01/2014 to 12/31/2014	$10.12	$9.53	171,468
01/01/2015 to 12/31/2015	$9.53	$7.85	170,531
01/01/2016 to 12/31/2016	$7.85	$8.71	127,647

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.72	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$9.17	42,451
01/01/2009 to 12/31/2009	$9.17	$10.88	354,949
01/01/2010 to 12/31/2010	$10.88	$11.89	688,176
01/01/2011 to 12/31/2011	$11.89	$11.87	709,217
01/01/2012 to 12/31/2012	$11.87	$12.95	839,716
01/01/2013 to 12/31/2013	$12.95	$13.98	738,781
01/01/2014 to 12/31/2014	$13.98	$14.62	800,719
01/01/2015 to 12/31/2015	$14.62	$14.47	852,432
01/01/2016 to 12/31/2016	$14.47	$15.09	1,187,643
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	10,791
01/01/2012 to 12/31/2012	$10.08	$10.67	19,739
01/01/2013 to 12/31/2013	$10.67	$10.31	13,958
01/01/2014 to 12/31/2014	$10.31	$10.80	19,583
01/01/2015 to 12/31/2015	$10.80	$10.65	132,662
01/01/2016 to 12/31/2016	$10.65	$10.97	149,375
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.52	$11.59	4,528
01/01/2008 to 12/31/2008	$11.59	$6.79	16,663
01/01/2009 to 12/31/2009	$6.79	$8.46	1,176,271
01/01/2010 to 12/31/2010	$8.46	$9.95	1,733,959
01/01/2011 to 12/31/2011	$9.95	$9.23	1,209,165
01/01/2012 to 12/31/2012	$9.23	$10.30	1,426,557
01/01/2013 to 12/31/2013	$10.30	$11.91	1,452,243
01/01/2014 to 12/31/2014	$11.91	$12.86	1,435,017
01/01/2015 to 12/31/2015	$12.86	$12.63	2,251,001
01/01/2016 to 12/31/2016	$12.63	$13.75	2,352,964
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.72	0
01/01/2014 to 12/31/2014	$11.72	$13.35	0
01/01/2015 to 12/31/2015	$13.35	$13.40	1,097
01/01/2016 to 12/31/2016	$13.40	$14.68	3,952
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$15.30	$15.44	6,644
01/01/2008 to 12/31/2008	$15.44	$9.35	8,903
01/01/2009 to 12/31/2009	$9.35	$11.27	12,417
01/01/2010 to 12/31/2010	$11.27	$12.81	75,339
01/01/2011 to 12/31/2011	$12.81	$13.10	49,507
01/01/2012 to 12/31/2012	$13.10	$15.39	68,326
01/01/2013 to 12/31/2013	$15.39	$20.14	76,396
01/01/2014 to 12/31/2014	$20.14	$23.34	105,836
01/01/2015 to 12/31/2015	$23.34	$23.78	103,351
01/01/2016 to 12/31/2016	$23.78	$27.00	98,814

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.93	0
01/01/2012 to 12/31/2012	$8.93	$9.99	0
01/01/2013 to 12/31/2013	$9.99	$12.09	33,710
01/01/2014 to 12/31/2014	$12.09	$12.72	39
01/01/2015 to 12/31/2015	$12.72	$12.60	24,806
01/01/2016 to 12/31/2016	$12.60	$13.24	35,587
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.05	0
01/01/2008 to 12/31/2008	$10.05	$7.19	8,594
01/01/2009 to 12/31/2009	$7.19	$8.77	438,182
01/01/2010 to 12/31/2010	$8.77	$9.71	955,369
01/01/2011 to 12/31/2011	$9.71	$9.42	840,799
01/01/2012 to 12/31/2012	$9.42	$10.27	879,464
01/01/2013 to 12/31/2013	$10.27	$11.41	850,564
01/01/2014 to 12/31/2014	$11.41	$11.86	816,461
01/01/2015 to 12/31/2015	$11.86	$11.71	871,126
01/01/2016 to 12/31/2016	$11.71	$12.13	816,413
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	0
01/01/2008 to 12/31/2008	$11.51	$7.37	0
01/01/2009 to 12/31/2009	$7.37	$9.25	803,042
01/01/2010 to 12/31/2010	$9.25	$10.45	1,248,548
01/01/2011 to 12/31/2011	$10.45	$10.08	831,635
01/01/2012 to 12/31/2012	$10.08	$11.55	1,166,672
01/01/2013 to 12/31/2013	$11.55	$13.48	1,202,425
01/01/2014 to 12/31/2014	$13.48	$14.05	1,146,395
01/01/2015 to 12/31/2015	$14.05	$13.81	1,955,173
01/01/2016 to 12/31/2016	$13.81	$14.59	2,005,793
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$14.16	$15.24	403
01/01/2008 to 12/31/2008	$15.24	$10.52	377
01/01/2009 to 12/31/2009	$10.52	$13.25	312,504
01/01/2010 to 12/31/2010	$13.25	$14.64	775,054
01/01/2011 to 12/31/2011	$14.64	$13.99	664,597
01/01/2012 to 12/31/2012	$13.99	$15.36	743,969
01/01/2013 to 12/31/2013	$15.36	$17.37	757,780
01/01/2014 to 12/31/2014	$17.37	$17.70	728,070
01/01/2015 to 10/16/2015	$17.70	$17.28	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$24.29	$26.70	11,964
01/01/2008 to 12/31/2008	$26.70	$14.76	11,948
01/01/2009 to 12/31/2009	$14.76	$19.35	23,783
01/01/2010 to 12/31/2010	$19.35	$25.35	23,796
01/01/2011 to 12/31/2011	$25.35	$21.78	27,459
01/01/2012 to 12/31/2012	$21.78	$25.85	36,427
01/01/2013 to 12/31/2013	$25.85	$35.98	46,755
01/01/2014 to 12/31/2014	$35.98	$37.32	53,798
01/01/2015 to 12/31/2015	$37.32	$37.38	73,156
01/01/2016 to 12/31/2016	$37.38	$39.80	71,685

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$13.99	$14.82	0
01/01/2008 to 12/31/2008	$14.82	$9.52	2,121
01/01/2009 to 12/31/2009	$9.52	$12.60	34,079
01/01/2010 to 12/31/2010	$12.60	$16.99	12,258
01/01/2011 to 12/31/2011	$16.99	$16.63	9,822
01/01/2012 to 12/31/2012	$16.63	$18.44	14,615
01/01/2013 to 12/31/2013	$18.44	$24.65	62,996
01/01/2014 to 12/31/2014	$24.65	$25.29	49,354
01/01/2015 to 12/31/2015	$25.29	$25.20	36,188
01/01/2016 to 12/31/2016	$25.20	$27.92	49,676
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.50	$18.20	2,667
01/01/2008 to 12/31/2008	$18.20	$12.64	14,814
01/01/2009 to 12/31/2009	$12.64	$15.87	20,198
01/01/2010 to 12/31/2010	$15.87	$19.77	20,406
01/01/2011 to 12/31/2011	$19.77	$18.37	18,778
01/01/2012 to 12/31/2012	$18.37	$21.46	35,533
01/01/2013 to 12/31/2013	$21.46	$29.14	92,549
01/01/2014 to 12/31/2014	$29.14	$30.33	102,295
01/01/2015 to 12/31/2015	$30.33	$28.68	138,803
01/01/2016 to 12/31/2016	$28.68	$36.64	142,295
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$15.46	$16.24	1,472
01/01/2008 to 12/31/2008	$16.24	$11.89	4,984
01/01/2009 to 12/31/2009	$11.89	$14.59	554,032
01/01/2010 to 12/31/2010	$14.59	$16.09	1,083,296
01/01/2011 to 12/31/2011	$16.09	$16.22	999,857
01/01/2012 to 12/31/2012	$16.22	$18.20	1,271,409
01/01/2013 to 12/31/2013	$18.20	$21.02	1,276,857
01/01/2014 to 12/31/2014	$21.02	$22.00	1,236,928
01/01/2015 to 12/31/2015	$22.00	$21.75	1,537,320
01/01/2016 to 12/31/2016	$21.75	$23.12	1,555,690
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$18.03	$17.19	6,548
01/01/2008 to 12/31/2008	$17.19	$9.87	5,384
01/01/2009 to 12/31/2009	$9.87	$12.08	10,638
01/01/2010 to 12/31/2010	$12.08	$13.52	21,769
01/01/2011 to 12/31/2011	$13.52	$13.15	15,374
01/01/2012 to 12/31/2012	$13.15	$15.24	50,027
01/01/2013 to 12/31/2013	$15.24	$19.54	114,432
01/01/2014 to 12/31/2014	$19.54	$20.76	132,651
01/01/2015 to 10/16/2015	$20.76	$19.32	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$14.36	$15.37	3,248
01/01/2008 to 12/31/2008	$15.37	$9.03	88
01/01/2009 to 12/31/2009	$9.03	$13.69	60,752
01/01/2010 to 12/31/2010	$13.69	$15.67	99,978
01/01/2011 to 12/31/2011	$15.67	$15.23	46,258
01/01/2012 to 12/31/2012	$15.23	$17.70	59,479
01/01/2013 to 12/31/2013	$17.70	$25.19	99,275
01/01/2014 to 12/31/2014	$25.19	$26.98	119,471
01/01/2015 to 12/31/2015	$26.98	$29.23	171,252
01/01/2016 to 12/31/2016	$29.23	$29.67	212,826
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$26.61	$36.95	8,623
01/01/2008 to 12/31/2008	$36.95	$18.27	7,141
01/01/2009 to 12/31/2009	$18.27	$26.97	41,100
01/01/2010 to 12/31/2010	$26.97	$32.11	63,949
01/01/2011 to 12/31/2011	$32.11	$27.01	51,278
01/01/2012 to 12/31/2012	$27.01	$27.66	69,365
01/01/2013 to 12/31/2013	$27.66	$31.55	68,307
01/01/2014 to 12/31/2014	$31.55	$28.58	73,225
01/01/2015 to 12/31/2015	$28.58	$22.81	62,726
01/01/2016 to 12/31/2016	$22.81	$28.10	59,740
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$12.27	$13.29	37,129
01/01/2008 to 12/31/2008	$13.29	$12.82	32,537
01/01/2009 to 12/31/2009	$12.82	$14.21	39,438
01/01/2010 to 12/31/2010	$14.21	$14.85	45,074
01/01/2011 to 12/31/2011	$14.85	$15.29	39,211
01/01/2012 to 12/31/2012	$15.29	$15.90	53,980
01/01/2013 to 12/31/2013	$15.90	$15.13	113,438
01/01/2014 to 12/31/2014	$15.13	$15.04	132,013
01/01/2015 to 12/31/2015	$15.04	$14.18	186,850
01/01/2016 to 12/31/2016	$14.18	$14.63	194,200
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.98	$18.98	8,946
01/01/2008 to 12/31/2008	$18.98	$11.77	7,903
01/01/2009 to 12/31/2009	$11.77	$13.75	13,420
01/01/2010 to 12/31/2010	$13.75	$15.29	16,860
01/01/2011 to 12/31/2011	$15.29	$15.04	12,395
01/01/2012 to 12/31/2012	$15.04	$16.86	14,645
01/01/2013 to 12/31/2013	$16.86	$22.43	38,184
01/01/2014 to 12/31/2014	$22.43	$22.52	26,343
01/01/2015 to 12/31/2015	$22.52	$20.91	46,475
01/01/2016 to 12/31/2016	$20.91	$21.94	42,541

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.11	$18.39	421
01/01/2008 to 12/31/2008	$18.39	$11.25	415
01/01/2009 to 12/31/2009	$11.25	$15.44	10,773
01/01/2010 to 12/31/2010	$15.44	$18.87	21,245
01/01/2011 to 12/31/2011	$18.87	$18.01	10,531
01/01/2012 to 12/31/2012	$18.01	$21.08	14,127
01/01/2013 to 12/31/2013	$21.08	$27.59	21,318
01/01/2014 to 12/31/2014	$27.59	$31.36	28,408
01/01/2015 to 12/31/2015	$31.36	$28.95	36,404
01/01/2016 to 12/31/2016	$28.95	$32.62	32,651
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.44	$12.39	1,213
01/01/2008 to 12/31/2008	$12.39	$7.06	12,822
01/01/2009 to 12/31/2009	$7.06	$8.96	225,384
01/01/2010 to 12/31/2010	$8.96	$10.16	319,967
01/01/2011 to 12/31/2011	$10.16	$9.69	288,135
01/01/2012 to 12/31/2012	$9.69	$10.64	348,044
01/01/2013 to 12/31/2013	$10.64	$12.67	412,006
01/01/2014 to 12/31/2014	$12.67	$13.21	513,376
01/01/2015 to 12/31/2015	$13.21	$12.98	452,512
01/01/2016 to 12/31/2016	$12.98	$13.67	566,775
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	0
01/01/2008 to 12/31/2008	$9.99	$9.36	1,731
01/01/2009 to 12/31/2009	$9.36	$10.32	133,974
01/01/2010 to 12/31/2010	$10.32	$11.00	244,533
01/01/2011 to 12/31/2011	$11.00	$11.53	207,165
01/01/2012 to 12/31/2012	$11.53	$12.29	244,516
01/01/2013 to 12/31/2013	$12.29	$11.97	328,315
01/01/2014 to 12/31/2014	$11.97	$12.68	354,642
01/01/2015 to 12/31/2015	$12.68	$12.69	412,868
01/01/2016 to 12/31/2016	$12.69	$13.19	503,172
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.60	$13.83	3,763
01/01/2008 to 12/31/2008	$13.83	$8.05	2,136
01/01/2009 to 12/31/2009	$8.05	$11.12	2,097
01/01/2010 to 07/16/2010	$11.12	$10.92	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.20	$19.55	289
01/01/2008 to 12/31/2008	$19.55	$11.31	22
01/01/2009 to 12/31/2009	$11.31	$12.96	1,485
01/01/2010 to 07/16/2010	$12.96	$12.35	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$15.18	$16.80	0
01/01/2008 to 12/31/2008	$16.80	$12.09	0
01/01/2009 to 12/31/2009	$12.09	$17.21	815
01/01/2010 to 07/16/2010	$17.21	$16.12	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$14.95	$15.62	0
01/01/2008 to 12/31/2008	$15.62	$8.67	0
01/01/2009 to 12/31/2009	$8.67	$11.04	0
01/01/2010 to 12/31/2010	$11.04	$12.99	0
01/01/2011 to 12/31/2011	$12.99	$11.44	0
01/01/2012 to 12/31/2012	$11.44	$12.87	0
01/01/2013 to 12/31/2013	$12.87	$16.67	73
01/01/2014 to 04/25/2014	$16.67	$17.22	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.67	6,808
01/01/2009 to 12/31/2009	$6.67	$8.57	607,785
01/01/2010 to 12/31/2010	$8.57	$9.34	1,430,034
01/01/2011 to 12/31/2011	$9.34	$9.08	959,901
01/01/2012 to 09/21/2012	$9.08	$10.21	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$17.72	$19.85	1,181
01/01/2008 to 12/31/2008	$19.85	$11.23	867
01/01/2009 to 12/31/2009	$11.23	$15.66	859
01/01/2010 to 12/31/2010	$15.66	$16.98	756
01/01/2011 to 12/31/2011	$16.98	$15.53	752
01/01/2012 to 12/31/2012	$15.53	$19.24	23,267
01/01/2013 to 12/31/2013	$19.24	$21.75	25,764
01/01/2014 to 04/25/2014	$21.75	$21.32	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.20	2
01/01/2012 to 04/27/2012	$8.20	$9.31	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.15	477
01/01/2012 to 12/31/2012	$9.15	$10.74	1,688
01/01/2013 to 12/31/2013	$10.74	$13.91	1,859
01/01/2014 to 12/31/2014	$13.91	$15.52	13,794
01/01/2015 to 12/31/2015	$15.52	$15.66	19,434
01/01/2016 to 12/31/2016	$15.66	$17.77	25,698
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$18.63	$20.65	144
01/01/2008 to 12/31/2008	$20.65	$10.60	4
01/01/2009 to 12/31/2009	$10.60	$14.93	3
01/01/2010 to 12/31/2010	$14.93	$18.27	0
01/01/2011 to 04/29/2011	$18.27	$20.38	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$16.46	$12.66	474
01/01/2008 to 12/31/2008	$12.66	$5.07	618
01/01/2009 to 12/31/2009	$5.07	$6.39	609
01/01/2010 to 12/31/2010	$6.39	$6.97	5,059
01/01/2011 to 04/29/2011	$6.97	$7.37	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$14.22	$15.73	0
01/01/2008 to 12/31/2008	$15.73	$11.10	0
01/01/2009 to 12/31/2009	$11.10	$14.00	0
01/01/2010 to 12/31/2010	$14.00	$14.58	0
01/01/2011 to 12/31/2011	$14.58	$14.98	23
01/01/2012 to 12/31/2012	$14.98	$17.90	2,635
01/01/2013 to 12/31/2013	$17.90	$24.87	6,228
01/01/2014 to 12/31/2014	$24.87	$29.41	13,970
01/01/2015 to 12/31/2015	$29.41	$30.00	25,590
01/01/2016 to 12/31/2016	$30.00	$26.25	18,642
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.80	1,609
01/01/2013 to 12/31/2013	$9.80	$13.27	4,838
01/01/2014 to 12/31/2014	$13.27	$14.17	6,965
01/01/2015 to 12/31/2015	$14.17	$14.18	8,805
01/01/2016 to 12/31/2016	$14.18	$14.12	7,831
Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.24	0
01/01/2009 to 12/31/2009	$6.24	$9.70	714
01/01/2010 to 12/31/2010	$9.70	$11.63	1,935
01/01/2011 to 12/31/2011	$11.63	$10.92	1,178
01/01/2012 to 12/31/2012	$10.92	$12.01	0
01/01/2013 to 12/31/2013	$12.01	$14.86	0
01/01/2014 to 12/31/2014	$14.86	$16.31	0
01/01/2015 to 12/31/2015	$16.31	$17.22	0
01/01/2016 to 12/31/2016	$17.22	$16.89	0
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$11.75	$14.14	0
01/01/2008 to 12/31/2008	$14.14	$6.87	0
01/01/2009 to 12/31/2009	$6.87	$7.94	0
01/01/2010 to 12/31/2010	$7.94	$10.23	0
01/01/2011 to 12/31/2011	$10.23	$10.24	0
01/01/2012 to 12/31/2012	$10.24	$11.44	0
01/01/2013 to 12/31/2013	$11.44	$16.83	0
01/01/2014 to 04/25/2014	$16.83	$16.80	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$32.14	$45.59	5,719
01/01/2008 to 12/31/2008	$45.59	$18.99	4,931
01/01/2009 to 12/31/2009	$18.99	$30.45	5,599
01/01/2010 to 12/31/2010	$30.45	$34.96	7,326
01/01/2011 to 12/31/2011	$34.96	$26.82	7,062
01/01/2012 to 12/31/2012	$26.82	$30.96	21,717
01/01/2013 to 12/31/2013	$30.96	$30.61	25,271
01/01/2014 to 12/31/2014	$30.61	$28.49	28,707
01/01/2015 to 12/31/2015	$28.49	$23.57	18,510
01/01/2016 to 08/05/2016	$23.57	$25.90	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.75	80,684

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$25.74	$37.59	2,233
01/01/2008 to 12/31/2008	$37.59	$18.27	489
01/01/2009 to 12/31/2009	$18.27	$27.85	431
01/01/2010 to 12/31/2010	$27.85	$31.36	798
01/01/2011 to 12/31/2011	$31.36	$22.63	199
01/01/2012 to 12/31/2012	$22.63	$25.84	16,372
01/01/2013 to 12/31/2013	$25.84	$29.36	19,119
01/01/2014 to 12/31/2014	$29.36	$28.57	19,357
01/01/2015 to 12/31/2015	$28.57	$25.59	5,281
01/01/2016 to 12/31/2016	$25.59	$25.46	14,662
ProFund VP Banks
01/01/2007 to 12/31/2007	$16.14	$11.60	0
01/01/2008 to 12/31/2008	$11.60	$6.09	0
01/01/2009 to 12/31/2009	$6.09	$5.76	0
01/01/2010 to 12/31/2010	$5.76	$6.17	0
01/01/2011 to 12/31/2011	$6.17	$4.47	0
01/01/2012 to 12/31/2012	$4.47	$5.89	6,834
01/01/2013 to 12/31/2013	$5.89	$7.77	11,130
01/01/2014 to 12/31/2014	$7.77	$8.48	3,657
01/01/2015 to 12/31/2015	$8.48	$8.35	8,669
01/01/2016 to 12/31/2016	$8.35	$10.17	18,867
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$16.95	$21.90	457
01/01/2008 to 12/31/2008	$21.90	$10.52	0
01/01/2009 to 12/31/2009	$10.52	$16.88	158
01/01/2010 to 12/31/2010	$16.88	$21.64	159
01/01/2011 to 12/31/2011	$21.64	$17.94	177
01/01/2012 to 12/31/2012	$17.94	$19.24	2,363
01/01/2013 to 12/31/2013	$19.24	$22.52	5,126
01/01/2014 to 12/31/2014	$22.52	$22.64	3,695
01/01/2015 to 12/31/2015	$22.64	$19.26	5,489
01/01/2016 to 12/31/2016	$19.26	$22.56	12,165
ProFund VP Bear
01/01/2007 to 12/31/2007	$5.98	$5.94	0
01/01/2008 to 12/31/2008	$5.94	$8.22	1,690
01/01/2009 to 12/31/2009	$8.22	$5.86	298
01/01/2010 to 12/31/2010	$5.86	$4.76	21,346
01/01/2011 to 12/31/2011	$4.76	$4.29	28,402
01/01/2012 to 12/31/2012	$4.29	$3.54	19,447
01/01/2013 to 12/31/2013	$3.54	$2.57	3,712
01/01/2014 to 12/31/2014	$2.57	$2.18	12,989
01/01/2015 to 12/31/2015	$2.18	$2.05	29,748
01/01/2016 to 12/31/2016	$2.05	$1.76	49,401

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2007 to 12/31/2007	$14.87	$15.22	2,405
01/01/2008 to 12/31/2008	$15.22	$9.38	4,673
01/01/2009 to 12/31/2009	$9.38	$11.53	1,109
01/01/2010 to 12/31/2010	$11.53	$12.83	0
01/01/2011 to 12/31/2011	$12.83	$12.68	2,615
01/01/2012 to 12/31/2012	$12.68	$14.27	361
01/01/2013 to 12/31/2013	$14.27	$18.31	3,106
01/01/2014 to 12/31/2014	$18.31	$20.17	9,487
01/01/2015 to 12/31/2015	$20.17	$19.85	24,949
01/01/2016 to 12/31/2016	$19.85	$21.52	16,477
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$13.74	$14.62	689
01/01/2008 to 12/31/2008	$14.62	$10.59	0
01/01/2009 to 12/31/2009	$10.59	$12.72	921
01/01/2010 to 12/31/2010	$12.72	$14.76	0
01/01/2011 to 12/31/2011	$14.76	$15.61	17
01/01/2012 to 12/31/2012	$15.61	$17.10	121
01/01/2013 to 12/31/2013	$17.10	$21.71	185
01/01/2014 to 12/31/2014	$21.71	$23.66	1,644
01/01/2015 to 12/31/2015	$23.66	$24.36	3,017
01/01/2016 to 12/31/2016	$24.36	$24.94	7,008
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$13.05	$11.83	389
01/01/2008 to 12/31/2008	$11.83	$8.03	11
01/01/2009 to 12/31/2009	$8.03	$10.38	0
01/01/2010 to 12/31/2010	$10.38	$12.45	0
01/01/2011 to 12/31/2011	$12.45	$12.99	0
01/01/2012 to 12/31/2012	$12.99	$15.67	0
01/01/2013 to 12/31/2013	$15.67	$21.67	1,460
01/01/2014 to 12/31/2014	$21.67	$24.09	183
01/01/2015 to 12/31/2015	$24.09	$24.93	2,071
01/01/2016 to 12/31/2016	$24.93	$25.68	1,665
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$18.67	$21.14	10,685
01/01/2008 to 12/31/2008	$21.14	$11.70	0
01/01/2009 to 12/31/2009	$11.70	$15.30	15
01/01/2010 to 12/31/2010	$15.30	$15.53	15
01/01/2011 to 12/31/2011	$15.53	$13.98	14
01/01/2012 to 12/31/2012	$13.98	$16.12	2,478
01/01/2013 to 12/31/2013	$16.12	$19.38	8,412
01/01/2014 to 12/31/2014	$19.38	$17.50	5,415
01/01/2015 to 12/31/2015	$17.50	$15.42	6,514
01/01/2016 to 12/31/2016	$15.42	$16.43	6,201

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2007 to 12/31/2007	$16.33	$13.06	0
01/01/2008 to 12/31/2008	$13.06	$6.38	99
01/01/2009 to 12/31/2009	$6.38	$7.26	0
01/01/2010 to 12/31/2010	$7.26	$7.96	0
01/01/2011 to 12/31/2011	$7.96	$6.78	0
01/01/2012 to 12/31/2012	$6.78	$8.36	18,538
01/01/2013 to 12/31/2013	$8.36	$10.91	18,722
01/01/2014 to 12/31/2014	$10.91	$12.18	24,949
01/01/2015 to 12/31/2015	$12.18	$11.86	7,721
01/01/2016 to 12/31/2016	$11.86	$13.52	10,841
ProFund VP Health Care
01/01/2007 to 12/31/2007	$12.30	$12.95	216
01/01/2008 to 12/31/2008	$12.95	$9.69	216
01/01/2009 to 12/31/2009	$9.69	$11.46	215
01/01/2010 to 12/31/2010	$11.46	$11.65	215
01/01/2011 to 12/31/2011	$11.65	$12.68	215
01/01/2012 to 12/31/2012	$12.68	$14.71	1,007
01/01/2013 to 12/31/2013	$14.71	$20.33	1,351
01/01/2014 to 12/31/2014	$20.33	$24.85	6,058
01/01/2015 to 12/31/2015	$24.85	$25.80	18,060
01/01/2016 to 12/31/2016	$25.80	$24.47	16,208
ProFund VP Industrials
01/01/2007 to 12/31/2007	$16.21	$17.90	302
01/01/2008 to 12/31/2008	$17.90	$10.53	760
01/01/2009 to 12/31/2009	$10.53	$12.92	0
01/01/2010 to 12/31/2010	$12.92	$15.80	0
01/01/2011 to 12/31/2011	$15.80	$15.34	0
01/01/2012 to 12/31/2012	$15.34	$17.56	0
01/01/2013 to 12/31/2013	$17.56	$23.99	35
01/01/2014 to 12/31/2014	$23.99	$25.04	2,532
01/01/2015 to 12/31/2015	$25.04	$23.90	1,589
01/01/2016 to 12/31/2016	$23.90	$27.77	3,735
ProFund VP Japan
01/01/2007 to 12/31/2007	$20.92	$18.61	524
01/01/2008 to 12/31/2008	$18.61	$10.88	524
01/01/2009 to 12/31/2009	$10.88	$11.87	537
01/01/2010 to 12/31/2010	$11.87	$10.96	0
01/01/2011 to 12/31/2011	$10.96	$8.83	0
01/01/2012 to 12/31/2012	$8.83	$10.73	18,128
01/01/2013 to 12/31/2013	$10.73	$15.72	22,392
01/01/2014 to 12/31/2014	$15.72	$16.04	22,413
01/01/2015 to 12/31/2015	$16.04	$16.78	6,253
01/01/2016 to 12/31/2016	$16.78	$16.66	5,989

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.17	$11.81	570
01/01/2008 to 12/31/2008	$11.81	$7.52	0
01/01/2009 to 12/31/2009	$7.52	$9.65	792
01/01/2010 to 12/31/2010	$9.65	$10.80	792
01/01/2011 to 12/31/2011	$10.80	$11.01	22
01/01/2012 to 12/31/2012	$11.01	$12.26	613
01/01/2013 to 12/31/2013	$12.26	$15.84	2,285
01/01/2014 to 12/31/2014	$15.84	$17.68	22,166
01/01/2015 to 12/31/2015	$17.68	$18.14	19,493
01/01/2016 to 12/31/2016	$18.14	$18.83	14,739
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.39	$12.27	511
01/01/2008 to 12/31/2008	$12.27	$7.22	2,796
01/01/2009 to 12/31/2009	$7.22	$8.53	3,218
01/01/2010 to 12/31/2010	$8.53	$9.51	2,100
01/01/2011 to 12/31/2011	$9.51	$9.29	4,390
01/01/2012 to 12/31/2012	$9.29	$10.59	3,445
01/01/2013 to 12/31/2013	$10.59	$13.60	4,350
01/01/2014 to 12/31/2014	$13.60	$14.85	25,467
01/01/2015 to 12/31/2015	$14.85	$13.99	9,222
01/01/2016 to 12/31/2016	$13.99	$15.96	13,745
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$15.42	$17.03	615
01/01/2008 to 12/31/2008	$17.03	$10.30	0
01/01/2009 to 12/31/2009	$10.30	$14.08	11
01/01/2010 to 12/31/2010	$14.08	$17.88	8,208
01/01/2011 to 12/31/2011	$17.88	$17.16	213
01/01/2012 to 12/31/2012	$17.16	$19.57	1,950
01/01/2013 to 12/31/2013	$19.57	$25.25	1,616
01/01/2014 to 12/31/2014	$25.25	$26.43	6,433
01/01/2015 to 12/31/2015	$26.43	$26.20	11,726
01/01/2016 to 12/31/2016	$26.20	$29.24	5,115
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$18.51	$18.47	243
01/01/2008 to 12/31/2008	$18.47	$11.63	232
01/01/2009 to 12/31/2009	$11.63	$15.04	1,598
01/01/2010 to 12/31/2010	$15.04	$17.91	16
01/01/2011 to 12/31/2011	$17.91	$17.01	4,622
01/01/2012 to 12/31/2012	$17.01	$19.60	1,462
01/01/2013 to 12/31/2013	$19.60	$25.61	499
01/01/2014 to 12/31/2014	$25.61	$27.89	3,513
01/01/2015 to 12/31/2015	$27.89	$25.30	3,987
01/01/2016 to 12/31/2016	$25.30	$31.10	9,555

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$15.05	$17.50	2,313
01/01/2008 to 12/31/2008	$17.50	$9.95	307
01/01/2009 to 12/31/2009	$9.95	$14.95	2,135
01/01/2010 to 12/31/2010	$14.95	$17.47	296
01/01/2011 to 12/31/2011	$17.47	$17.52	1,313
01/01/2012 to 12/31/2012	$17.52	$20.13	322
01/01/2013 to 12/31/2013	$20.13	$26.72	1,572
01/01/2014 to 12/31/2014	$26.72	$30.91	8,595
01/01/2015 to 12/31/2015	$30.91	$32.83	11,932
01/01/2016 to 12/31/2016	$32.83	$34.16	12,414
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$24.22	$31.72	5,937
01/01/2008 to 12/31/2008	$31.72	$19.77	43
01/01/2009 to 12/31/2009	$19.77	$22.57	41
01/01/2010 to 12/31/2010	$22.57	$26.27	662
01/01/2011 to 12/31/2011	$26.27	$26.55	724
01/01/2012 to 12/31/2012	$26.55	$27.01	43,733
01/01/2013 to 12/31/2013	$27.01	$33.13	49,706
01/01/2014 to 12/31/2014	$33.13	$29.19	52,100
01/01/2015 to 12/31/2015	$29.19	$22.11	16,509
01/01/2016 to 12/31/2016	$22.11	$27.14	23,477
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$9.51	$9.62	0
01/01/2008 to 12/31/2008	$9.62	$7.66	0
01/01/2009 to 12/31/2009	$7.66	$8.85	0
01/01/2010 to 12/31/2010	$8.85	$8.79	0
01/01/2011 to 12/31/2011	$8.79	$10.09	0
01/01/2012 to 12/31/2012	$10.09	$11.15	27,932
01/01/2013 to 12/31/2013	$11.15	$14.51	29,884
01/01/2014 to 12/31/2014	$14.51	$17.12	31,113
01/01/2015 to 12/31/2015	$17.12	$17.68	4,809
01/01/2016 to 12/31/2016	$17.68	$16.82	6,040
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$18.37	$22.23	2,983
01/01/2008 to 12/31/2008	$22.23	$15.22	53
01/01/2009 to 12/31/2009	$15.22	$20.36	269
01/01/2010 to 12/31/2010	$20.36	$26.75	2,829
01/01/2011 to 12/31/2011	$26.75	$21.36	2,516
01/01/2012 to 12/31/2012	$21.36	$18.04	49,061
01/01/2013 to 12/31/2013	$18.04	$11.07	66,740
01/01/2014 to 12/31/2014	$11.07	$8.33	72,715
01/01/2015 to 12/31/2015	$8.33	$5.53	35,793
01/01/2016 to 12/31/2016	$5.53	$8.52	39,826

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$23.36	$18.56	220
01/01/2008 to 12/31/2008	$18.56	$10.78	65
01/01/2009 to 12/31/2009	$10.78	$13.63	25
01/01/2010 to 12/31/2010	$13.63	$16.80	17
01/01/2011 to 12/31/2011	$16.80	$17.39	960
01/01/2012 to 12/31/2012	$17.39	$20.14	959
01/01/2013 to 12/31/2013	$20.14	$19.93	1,179
01/01/2014 to 12/31/2014	$19.93	$24.63	2,882
01/01/2015 to 12/31/2015	$24.63	$24.43	9,441
01/01/2016 to 12/31/2016	$24.43	$25.53	4,405
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$8.03	$7.53	548
01/01/2008 to 12/31/2008	$7.53	$4.61	290
01/01/2009 to 12/31/2009	$4.61	$6.03	61
01/01/2010 to 12/31/2010	$6.03	$5.00	10,734
01/01/2011 to 12/31/2011	$5.00	$3.09	11,159
01/01/2012 to 12/31/2012	$3.09	$2.84	8,935
01/01/2013 to 12/31/2013	$2.84	$3.28	44,093
01/01/2014 to 12/31/2014	$3.28	$2.26	42,173
01/01/2015 to 12/31/2015	$2.26	$2.20	46,524
01/01/2016 to 12/31/2016	$2.20	$2.06	45,027
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.27	$7.94	0
01/01/2008 to 12/31/2008	$7.94	$10.35	0
01/01/2009 to 12/31/2009	$10.35	$6.61	0
01/01/2010 to 12/31/2010	$6.61	$4.85	0
01/01/2011 to 12/31/2011	$4.85	$4.40	0
01/01/2012 to 12/31/2012	$4.40	$3.52	0
01/01/2013 to 12/31/2013	$3.52	$2.52	0
01/01/2014 to 12/31/2014	$2.52	$2.18	0
01/01/2015 to 12/31/2015	$2.18	$2.12	0
01/01/2016 to 12/31/2016	$2.12	$1.67	0
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.53	$4.83	0
01/01/2008 to 12/31/2008	$4.83	$7.08	0
01/01/2009 to 12/31/2009	$7.08	$4.15	0
01/01/2010 to 12/31/2010	$4.15	$3.23	0
01/01/2011 to 12/31/2011	$3.23	$2.86	283
01/01/2012 to 12/31/2012	$2.86	$2.30	47,073
01/01/2013 to 12/31/2013	$2.30	$1.60	65,468
01/01/2014 to 12/31/2014	$1.60	$1.28	89,655
01/01/2015 to 12/31/2015	$1.28	$1.10	100,428
01/01/2016 to 12/31/2016	$1.10	$0.98	141,080

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$7.99	$8.25	0
01/01/2008 to 12/31/2008	$8.25	$10.12	0
01/01/2009 to 12/31/2009	$10.12	$6.77	0
01/01/2010 to 12/31/2010	$6.77	$4.75	0
01/01/2011 to 12/31/2011	$4.75	$4.27	0
01/01/2012 to 12/31/2012	$4.27	$3.42	0
01/01/2013 to 12/31/2013	$3.42	$2.33	0
01/01/2014 to 12/31/2014	$2.33	$2.09	0
01/01/2015 to 12/31/2015	$2.09	$2.05	0
01/01/2016 to 12/31/2016	$2.05	$1.59	0
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$17.80	$18.31	96
01/01/2008 to 12/31/2008	$18.31	$11.94	239
01/01/2009 to 12/31/2009	$11.94	$14.89	12
01/01/2010 to 12/31/2010	$14.89	$18.50	4,859
01/01/2011 to 12/31/2011	$18.50	$18.53	73
01/01/2012 to 12/31/2012	$18.53	$20.60	17,548
01/01/2013 to 12/31/2013	$20.60	$28.59	19,727
01/01/2014 to 12/31/2014	$28.59	$28.88	20,816
01/01/2015 to 12/31/2015	$28.88	$28.88	12,787
01/01/2016 to 12/31/2016	$28.88	$34.33	13,043
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$19.16	$17.57	200
01/01/2008 to 12/31/2008	$17.57	$12.04	53
01/01/2009 to 12/31/2009	$12.04	$14.33	0
01/01/2010 to 12/31/2010	$14.33	$17.29	0
01/01/2011 to 12/31/2011	$17.29	$16.39	1,449
01/01/2012 to 12/31/2012	$16.39	$18.82	17,712
01/01/2013 to 12/31/2013	$18.82	$25.62	18,369
01/01/2014 to 12/31/2014	$25.62	$26.80	18,176
01/01/2015 to 12/31/2015	$26.80	$24.30	4,597
01/01/2016 to 12/31/2016	$24.30	$30.93	13,231
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$14.23	$15.24	364
01/01/2008 to 12/31/2008	$15.24	$9.88	10
01/01/2009 to 12/31/2009	$9.88	$10.48	0
01/01/2010 to 12/31/2010	$10.48	$11.99	0
01/01/2011 to 12/31/2011	$11.99	$12.07	0
01/01/2012 to 12/31/2012	$12.07	$13.90	472
01/01/2013 to 12/31/2013	$13.90	$15.40	2,743
01/01/2014 to 12/31/2014	$15.40	$15.31	3,411
01/01/2015 to 12/31/2015	$15.31	$15.37	4,590
01/01/2016 to 12/31/2016	$15.37	$18.48	5,228

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$10.69	$11.63	1,367
01/01/2008 to 12/31/2008	$11.63	$17.22	250
01/01/2009 to 12/31/2009	$17.22	$11.47	0
01/01/2010 to 12/31/2010	$11.47	$12.48	0
01/01/2011 to 12/31/2011	$12.48	$17.71	46
01/01/2012 to 12/31/2012	$17.71	$17.67	677
01/01/2013 to 12/31/2013	$17.67	$14.13	150
01/01/2014 to 12/31/2014	$14.13	$19.05	3,970
01/01/2015 to 12/31/2015	$19.05	$17.77	12,457
01/01/2016 to 12/31/2016	$17.77	$17.51	19,540
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$26.71	$27.97	2,375
01/01/2008 to 12/31/2008	$27.97	$8.99	146
01/01/2009 to 12/31/2009	$8.99	$14.74	4,052
01/01/2010 to 12/31/2010	$14.74	$21.81	0
01/01/2011 to 12/31/2011	$21.81	$18.61	0
01/01/2012 to 12/31/2012	$18.61	$24.38	2,835
01/01/2013 to 12/31/2013	$24.38	$41.11	7,753
01/01/2014 to 12/31/2014	$41.11	$46.87	11,396
01/01/2015 to 12/31/2015	$46.87	$42.10	8,839
01/01/2016 to 12/31/2016	$42.10	$57.39	12,296
ProFund VP Utilities
01/01/2007 to 12/31/2007	$20.08	$22.99	932
01/01/2008 to 12/31/2008	$22.99	$15.75	0
01/01/2009 to 12/31/2009	$15.75	$17.24	14
01/01/2010 to 12/31/2010	$17.24	$18.05	1,433
01/01/2011 to 12/31/2011	$18.05	$20.97	2,458
01/01/2012 to 12/31/2012	$20.97	$20.76	709
01/01/2013 to 12/31/2013	$20.76	$23.25	2,097
01/01/2014 to 12/31/2014	$23.25	$28.94	4,169
01/01/2015 to 12/31/2015	$28.94	$26.77	6,568
01/01/2016 to 12/31/2016	$26.77	$30.45	7,048
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.50	$17.13	443
01/01/2008 to 12/31/2008	$17.13	$8.42	49
01/01/2009 to 12/31/2009	$8.42	$11.41	73
01/01/2010 to 12/31/2010	$11.41	$12.86	72
01/01/2011 to 12/31/2011	$12.86	$10.82	0
01/01/2012 to 12/31/2012	$10.82	$13.09	0
01/01/2013 to 12/31/2013	$13.09	$15.38	1,010
01/01/2014 to 12/31/2014	$15.38	$14.33	2,425
01/01/2015 to 12/31/2015	$14.33	$14.64	7,750
01/01/2016 to 12/31/2016	$14.64	$13.96	9,250

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$6.10	$6.08	0
01/01/2008 to 12/31/2008	$6.08	$8.36	0
01/01/2009 to 12/31/2009	$8.36	$5.99	0
01/01/2010 to 12/31/2010	$5.99	$4.92	0
01/01/2011 to 12/31/2011	$4.92	$4.42	0
01/01/2012 to 12/31/2012	$4.42	$3.63	0
01/01/2013 to 12/31/2013	$3.63	$2.64	0
01/01/2014 to 12/31/2014	$2.64	$2.23	0
01/01/2015 to 12/31/2015	$2.23	$2.10	0
01/01/2016 to 12/31/2016	$2.10	$1.83	0
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$15.21	$17.71	0
01/01/2008 to 12/31/2008	$17.71	$10.17	0
01/01/2009 to 12/31/2009	$10.17	$15.28	0
01/01/2010 to 12/31/2010	$15.28	$17.89	0
01/01/2011 to 12/31/2011	$17.89	$18.07	0
01/01/2012 to 12/31/2012	$18.07	$20.86	0
01/01/2013 to 12/31/2013	$20.86	$27.76	0
01/01/2014 to 12/31/2014	$27.76	$32.23	0
01/01/2015 to 12/31/2015	$32.23	$34.48	0
01/01/2016 to 12/31/2016	$34.48	$36.13	0
Rydex VT Nova
01/01/2007 to 12/31/2007	$18.13	$18.12	0
01/01/2008 to 12/31/2008	$18.12	$8.15	0
01/01/2009 to 12/31/2009	$8.15	$10.92	0
01/01/2010 to 12/31/2010	$10.92	$12.95	0
01/01/2011 to 12/31/2011	$12.95	$12.66	0
01/01/2012 to 12/31/2012	$12.66	$15.29	0
01/01/2013 to 12/31/2013	$15.29	$22.52	0
01/01/2014 to 12/31/2014	$22.52	$26.40	0
01/01/2015 to 12/31/2015	$26.40	$25.91	0
01/01/2016 to 12/31/2016	$25.91	$29.64	0
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$11.29	$11.63	0
01/01/2008 to 12/31/2008	$11.63	$8.29	0
01/01/2009 to 12/31/2009	$8.29	$9.32	0
01/01/2010 to 12/31/2010	$9.32	$10.99	0
01/01/2011 to 12/31/2011	$10.99	$11.79	153
01/01/2012 to 12/31/2012	$11.79	$12.76	652
01/01/2013 to 12/31/2013	$12.76	$17.93	4,594
01/01/2014 to 04/25/2014	$17.93	$17.72	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$13.28	$14.37	0
01/01/2008 to 12/31/2008	$14.37	$7.84	0
01/01/2009 to 12/31/2009	$7.84	$8.75	0
01/01/2010 to 12/31/2010	$8.75	$10.31	0
01/01/2011 to 12/31/2011	$10.31	$10.02	106
01/01/2012 to 12/31/2012	$10.02	$11.19	1,700
01/01/2013 to 12/31/2013	$11.19	$15.02	4,055
01/01/2014 to 04/25/2014	$15.02	$14.95	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$12.49	$12.43	0
01/01/2008 to 12/31/2008	$12.43	$8.78	0
01/01/2009 to 12/31/2009	$8.78	$9.89	0
01/01/2010 to 12/31/2010	$9.89	$11.41	0
01/01/2011 to 12/31/2011	$11.41	$12.15	0
01/01/2012 to 12/31/2012	$12.15	$13.30	496
01/01/2013 to 12/31/2013	$13.30	$17.21	333
01/01/2014 to 04/25/2014	$17.21	$16.97	0
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.44	$11.43	0
01/01/2008 to 12/31/2008	$11.43	$6.72	0
01/01/2009 to 12/31/2009	$6.72	$7.58	0
01/01/2010 to 12/31/2010	$7.58	$8.73	0
01/01/2011 to 12/31/2011	$8.73	$9.15	0
01/01/2012 to 12/31/2012	$9.15	$9.54	0
01/01/2013 to 12/31/2013	$9.54	$12.09	7,851
01/01/2014 to 04/25/2014	$12.09	$12.52	0
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$15.20	$17.76	0
01/01/2008 to 12/31/2008	$17.76	$7.93	0
01/01/2009 to 12/31/2009	$7.93	$8.40	0
01/01/2010 to 12/31/2010	$8.40	$10.83	0
01/01/2011 to 12/31/2011	$10.83	$8.06	0
01/01/2012 to 12/31/2012	$8.06	$9.67	0
01/01/2013 to 12/31/2013	$9.67	$12.56	0
01/01/2014 to 04/25/2014	$12.56	$13.43	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$16.76	$16.37	0
01/01/2008 to 12/31/2008	$16.37	$10.52	0
01/01/2009 to 12/31/2009	$10.52	$13.40	0
01/01/2010 to 07/16/2010	$13.40	$12.88	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$16.58	$16.84	1,098
01/01/2008 to 12/31/2008	$16.84	$10.58	8
01/01/2009 to 12/31/2009	$10.58	$12.22	2,378
01/01/2010 to 07/16/2010	$12.22	$11.77	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.36	$14.98	11
01/01/2011 to 12/31/2011	$14.98	$12.92	739
01/01/2012 to 12/31/2012	$12.92	$14.51	2,608
01/01/2013 to 12/31/2013	$14.51	$17.21	8,258
01/01/2014 to 12/31/2014	$17.21	$16.11	8,215
01/01/2015 to 12/31/2015	$16.11	$16.29	16,325
01/01/2016 to 12/31/2016	$16.29	$16.62	18,816

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.77	$13.75	5,712
01/01/2011 to 12/31/2011	$13.75	$13.30	0
01/01/2012 to 12/31/2012	$13.30	$15.70	1,427
01/01/2013 to 12/31/2013	$15.70	$20.23	1,787
01/01/2014 to 12/31/2014	$20.23	$22.06	5,253
01/01/2015 to 12/31/2015	$22.06	$21.69	17,474
01/01/2016 to 04/29/2016	$21.69	$21.75	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$16.12	$20.38	670
01/01/2011 to 12/31/2011	$20.38	$19.07	850
01/01/2012 to 12/31/2012	$19.07	$22.76	1,067
01/01/2013 to 12/31/2013	$22.76	$31.54	4,227
01/01/2014 to 12/31/2014	$31.54	$32.46	8,956
01/01/2015 to 12/31/2015	$32.46	$32.60	12,787
01/01/2016 to 12/31/2016	$32.60	$32.48	9,933
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.28	2,168
01/01/2011 to 12/31/2011	$12.28	$11.61	4,228
01/01/2012 to 12/31/2012	$11.61	$12.41	33,251
01/01/2013 to 12/31/2013	$12.41	$18.46	39,312
01/01/2014 to 12/31/2014	$18.46	$17.95	38,746
01/01/2015 to 12/31/2015	$17.95	$17.27	17,126
01/01/2016 to 12/31/2016	$17.27	$18.46	9,012
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB or HAV and HD GRO/GRO Plus 2008 or EBP and HD GRO/GRO Plus 2008 OR HD GRO 60 bps OR GRO Plus 2008 60 bps or HD5 (1.25%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.46	$11.90	350,487
01/01/2008 to 12/31/2008	$11.90	$11.21	85,000
01/01/2009 to 12/31/2009	$11.21	$12.94	33,068
01/01/2010 to 12/31/2010	$12.94	$14.87	56,428
01/01/2011 to 12/31/2011	$14.87	$15.09	134,154
01/01/2012 to 12/31/2012	$15.09	$17.01	24,740
01/01/2013 to 12/31/2013	$17.01	$18.48	9,020
01/01/2014 to 12/31/2014	$18.48	$18.67	5,986
01/01/2015 to 12/31/2015	$18.67	$18.47	189
01/01/2016 to 12/31/2016	$18.47	$19.88	88
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.06	$11.93	5,006,440
01/01/2008 to 12/31/2008	$11.93	$8.03	6,104,215
01/01/2009 to 12/31/2009	$8.03	$9.86	26,917,264
01/01/2010 to 12/31/2010	$9.86	$10.90	35,419,588
01/01/2011 to 12/31/2011	$10.90	$10.48	27,867,684
01/01/2012 to 12/31/2012	$10.48	$11.65	31,632,710
01/01/2013 to 12/31/2013	$11.65	$12.65	31,978,989
01/01/2014 to 12/31/2014	$12.65	$12.97	30,105,387
01/01/2015 to 12/31/2015	$12.97	$12.39	27,204,327
01/01/2016 to 12/31/2016	$12.39	$13.01	27,765,333
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.69	$11.56	1,509,134
01/01/2008 to 12/31/2008	$11.56	$8.02	2,921,992
01/01/2009 to 12/31/2009	$8.02	$9.99	11,833,477
01/01/2010 to 12/31/2010	$9.99	$11.22	16,518,077
01/01/2011 to 12/31/2011	$11.22	$11.09	13,916,989
01/01/2012 to 12/31/2012	$11.09	$12.44	16,310,593
01/01/2013 to 12/31/2013	$12.44	$14.32	17,307,512
01/01/2014 to 12/31/2014	$14.32	$15.01	17,057,115
01/01/2015 to 12/31/2015	$15.01	$14.94	16,830,461
01/01/2016 to 12/31/2016	$14.94	$15.80	15,704,715
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$11.30	$11.15	493,545
01/01/2008 to 12/31/2008	$11.15	$7.18	440,398
01/01/2009 to 12/31/2009	$7.18	$8.35	1,506,808
01/01/2010 to 12/31/2010	$8.35	$9.39	2,225,396
01/01/2011 to 12/31/2011	$9.39	$9.60	1,745,553
01/01/2012 to 05/04/2012	$9.60	$10.45	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.67	2,950
01/01/2014 to 12/31/2014	$11.67	$13.04	10,911
01/01/2015 to 12/31/2015	$13.04	$13.10	3,306
01/01/2016 to 12/31/2016	$13.10	$14.32	3,857

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.95	$11.79	1,635,321
01/01/2008 to 12/31/2008	$11.79	$8.30	3,896,032
01/01/2009 to 12/31/2009	$8.30	$10.11	26,515,475
01/01/2010 to 12/31/2010	$10.11	$11.21	36,140,128
01/01/2011 to 12/31/2011	$11.21	$10.94	30,390,625
01/01/2012 to 12/31/2012	$10.94	$12.15	33,353,854
01/01/2013 to 12/31/2013	$12.15	$14.12	32,580,994
01/01/2014 to 12/31/2014	$14.12	$14.85	31,331,321
01/01/2015 to 12/31/2015	$14.85	$14.73	29,948,118
01/01/2016 to 12/31/2016	$14.73	$15.47	26,777,168
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.19	574,642
01/01/2012 to 12/31/2012	$9.19	$10.16	990,484
01/01/2013 to 12/31/2013	$10.16	$11.12	1,435,345
01/01/2014 to 12/31/2014	$11.12	$11.52	1,600,090
01/01/2015 to 12/31/2015	$11.52	$11.03	1,507,755
01/01/2016 to 12/31/2016	$11.03	$11.65	1,392,663
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.53	140,647
01/01/2014 to 12/31/2014	$10.53	$10.77	283,388
01/01/2015 to 12/31/2015	$10.77	$10.66	435,718
01/01/2016 to 12/31/2016	$10.66	$11.20	495,587
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$12.53	$13.21	2,594,813
01/01/2008 to 12/31/2008	$13.21	$13.19	1,654,958
01/01/2009 to 12/31/2009	$13.19	$14.36	2,949,882
01/01/2010 to 12/31/2010	$14.36	$14.74	3,080,140
01/01/2011 to 12/31/2011	$14.74	$14.88	2,600,827
01/01/2012 to 12/31/2012	$14.88	$15.38	2,281,868
01/01/2013 to 12/31/2013	$15.38	$14.86	2,529,324
01/01/2014 to 12/31/2014	$14.86	$14.66	2,269,196
01/01/2015 to 12/31/2015	$14.66	$14.55	2,959,875
01/01/2016 to 12/31/2016	$14.55	$14.60	2,755,173
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$14.22	$15.21	2,344,694
01/01/2008 to 12/31/2008	$15.21	$14.68	2,402,587
01/01/2009 to 12/31/2009	$14.68	$16.90	10,715,121
01/01/2010 to 12/31/2010	$16.90	$17.97	15,065,751
01/01/2011 to 12/31/2011	$17.97	$18.31	11,688,146
01/01/2012 to 12/31/2012	$18.31	$19.77	12,996,719
01/01/2013 to 12/31/2013	$19.77	$19.16	12,953,608
01/01/2014 to 12/31/2014	$19.16	$19.72	11,489,506
01/01/2015 to 12/31/2015	$19.72	$19.07	10,043,635
01/01/2016 to 12/31/2016	$19.07	$19.62	8,307,758

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.36	23,691
01/01/2009 to 12/31/2009	$11.36	$11.17	20,196
01/01/2010 to 12/31/2010	$11.17	$12.07	11,447
01/01/2011 to 12/31/2011	$12.07	$12.68	43,134
01/01/2012 to 12/31/2012	$12.68	$12.90	40,976
01/01/2013 to 12/31/2013	$12.90	$12.70	5,955
01/01/2014 to 12/31/2014	$12.70	$12.52	5,861
01/01/2015 to 12/31/2015	$12.52	$12.33	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.43	6,622
01/01/2010 to 12/31/2010	$9.43	$10.30	17,360
01/01/2011 to 12/31/2011	$10.30	$11.15	97,464
01/01/2012 to 12/31/2012	$11.15	$11.47	31,129
01/01/2013 to 12/31/2013	$11.47	$11.25	21,082
01/01/2014 to 12/31/2014	$11.25	$11.16	36,800
01/01/2015 to 12/31/2015	$11.16	$10.99	46,719
01/01/2016 to 12/31/2016	$10.99	$10.91	136
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.82	10,388
01/01/2011 to 12/31/2011	$10.82	$11.91	413,822
01/01/2012 to 12/31/2012	$11.91	$12.36	402,573
01/01/2013 to 12/31/2013	$12.36	$11.95	176,249
01/01/2014 to 12/31/2014	$11.95	$11.97	139,744
01/01/2015 to 12/31/2015	$11.97	$11.84	175,319
01/01/2016 to 12/31/2016	$11.84	$11.83	248,428
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.10	3,739
01/01/2009 to 12/31/2009	$12.10	$11.22	1,669
01/01/2010 to 12/31/2010	$11.22	$12.32	0
01/01/2011 to 12/31/2011	$12.32	$13.82	303,879
01/01/2012 to 12/31/2012	$13.82	$14.43	507,210
01/01/2013 to 12/31/2013	$14.43	$13.80	540,961
01/01/2014 to 12/31/2014	$13.80	$13.99	378,986
01/01/2015 to 12/31/2015	$13.99	$13.93	365,108
01/01/2016 to 12/31/2016	$13.93	$13.98	404,141
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.17	18,903
01/01/2009 to 12/31/2009	$12.17	$11.09	16,614
01/01/2010 to 12/31/2010	$11.09	$12.20	0
01/01/2011 to 12/31/2011	$12.20	$13.97	0
01/01/2012 to 12/31/2012	$13.97	$14.60	222,691
01/01/2013 to 12/31/2013	$14.60	$13.72	147,757
01/01/2014 to 12/31/2014	$13.72	$14.13	187,196
01/01/2015 to 12/31/2015	$14.13	$14.10	288,318
01/01/2016 to 12/31/2016	$14.10	$14.13	258,632

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.84	278
01/01/2010 to 12/31/2010	$8.84	$9.76	1,467
01/01/2011 to 12/31/2011	$9.76	$11.44	0
01/01/2012 to 12/31/2012	$11.44	$12.01	0
01/01/2013 to 12/31/2013	$12.01	$11.09	739,602
01/01/2014 to 12/31/2014	$11.09	$11.62	602,399
01/01/2015 to 12/31/2015	$11.62	$11.65	817,097
01/01/2016 to 12/31/2016	$11.65	$11.73	684,470
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.07	14,538
01/01/2011 to 12/31/2011	$11.07	$13.15	236,483
01/01/2012 to 12/31/2012	$13.15	$13.87	311,791
01/01/2013 to 12/31/2013	$13.87	$12.74	140,538
01/01/2014 to 12/31/2014	$12.74	$13.54	882,588
01/01/2015 to 12/31/2015	$13.54	$13.61	1,420,656
01/01/2016 to 12/31/2016	$13.61	$13.72	1,217,110
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.09	83,284
01/01/2012 to 12/31/2012	$12.09	$12.63	234,837
01/01/2013 to 12/31/2013	$12.63	$11.26	181,943
01/01/2014 to 12/31/2014	$11.26	$12.27	129,009
01/01/2015 to 12/31/2015	$12.27	$12.37	1,147,591
01/01/2016 to 12/31/2016	$12.37	$12.44	1,342,030
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.46	52,629
01/01/2013 to 12/31/2013	$10.46	$9.27	740,173
01/01/2014 to 12/31/2014	$9.27	$10.31	247,551
01/01/2015 to 12/31/2015	$10.31	$10.46	26,704
01/01/2016 to 12/31/2016	$10.46	$10.53	498,764
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.80	305,910
01/01/2014 to 12/31/2014	$8.80	$9.96	623,668
01/01/2015 to 12/31/2015	$9.96	$10.11	55,198
01/01/2016 to 12/31/2016	$10.11	$10.18	15,311
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.37	203,374
01/01/2015 to 12/31/2015	$11.37	$11.45	1,813,881
01/01/2016 to 12/31/2016	$11.45	$11.58	305,322
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.99	353,621
01/01/2016 to 12/31/2016	$9.99	$10.07	1,911,227
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.93	1,756,042
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	12,617
01/01/2010 to 12/31/2010	$10.31	$11.57	232,319
01/01/2011 to 12/31/2011	$11.57	$10.76	231,641
01/01/2012 to 12/31/2012	$10.76	$12.03	245,550
01/01/2013 to 12/31/2013	$12.03	$15.61	326,167
01/01/2014 to 12/31/2014	$15.61	$17.00	367,570
01/01/2015 to 12/31/2015	$17.00	$15.99	301,942
01/01/2016 to 12/31/2016	$15.99	$17.96	210,742

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.24	$12.18	5,738,690
01/01/2008 to 12/31/2008	$12.18	$7.82	6,696,087
01/01/2009 to 12/31/2009	$7.82	$9.68	31,792,069
01/01/2010 to 12/31/2010	$9.68	$10.84	41,650,794
01/01/2011 to 12/31/2011	$10.84	$10.44	30,125,427
01/01/2012 to 12/31/2012	$10.44	$11.73	36,635,255
01/01/2013 to 12/31/2013	$11.73	$14.21	42,035,241
01/01/2014 to 12/31/2014	$14.21	$15.01	45,541,719
01/01/2015 to 12/31/2015	$15.01	$14.90	47,837,914
01/01/2016 to 12/31/2016	$14.90	$15.72	48,997,089
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.70	62,740
01/01/2014 to 12/31/2014	$11.70	$13.13	327,518
01/01/2015 to 12/31/2015	$13.13	$12.50	355,150
01/01/2016 to 12/31/2016	$12.50	$14.19	541,258
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$33.72	$26.66	201,539
01/01/2008 to 12/31/2008	$26.66	$17.10	163,226
01/01/2009 to 12/31/2009	$17.10	$22.28	328,842
01/01/2010 to 12/31/2010	$22.28	$28.31	510,403
01/01/2011 to 12/31/2011	$28.31	$29.80	376,813
01/01/2012 to 12/31/2012	$29.80	$33.94	463,095
01/01/2013 to 12/31/2013	$33.94	$34.57	450,921
01/01/2014 to 12/31/2014	$34.57	$44.69	435,105
01/01/2015 to 12/31/2015	$44.69	$46.27	353,550
01/01/2016 to 12/31/2016	$46.27	$47.89	289,672
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$15.54	$12.62	180,260
01/01/2008 to 07/18/2008	$12.62	$11.59	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.72	303,073
01/01/2014 to 12/31/2014	$9.72	$10.08	746,488
01/01/2015 to 12/31/2015	$10.08	$9.95	1,285,715
01/01/2016 to 12/31/2016	$9.95	$10.27	1,694,225
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	7,406
01/01/2008 to 12/31/2008	$10.00	$7.19	357,647
01/01/2009 to 12/31/2009	$7.19	$8.61	4,494,394
01/01/2010 to 12/31/2010	$8.61	$9.64	5,446,761
01/01/2011 to 12/31/2011	$9.64	$9.28	3,985,768
01/01/2012 to 12/31/2012	$9.28	$10.41	5,011,567
01/01/2013 to 12/31/2013	$10.41	$12.26	5,891,470
01/01/2014 to 12/31/2014	$12.26	$12.80	5,891,137
01/01/2015 to 10/16/2015	$12.80	$12.81	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.61	$11.38	1,273,685
01/01/2008 to 12/31/2008	$11.38	$7.36	2,512,483
01/01/2009 to 12/31/2009	$7.36	$9.00	13,285,906
01/01/2010 to 12/31/2010	$9.00	$10.17	18,069,778
01/01/2011 to 12/31/2011	$10.17	$9.89	14,621,843
01/01/2012 to 12/31/2012	$9.89	$10.80	16,149,940
01/01/2013 to 12/31/2013	$10.80	$12.24	16,127,379
01/01/2014 to 12/31/2014	$12.24	$12.47	15,527,345
01/01/2015 to 12/31/2015	$12.47	$12.44	14,523,258
01/01/2016 to 12/31/2016	$12.44	$12.81	12,920,927
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.49	330,061
01/01/2009 to 11/13/2009	$7.49	$8.40	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.78	21,787,715
01/01/2013 to 12/31/2013	$10.78	$13.25	22,443,796
01/01/2014 to 12/31/2014	$13.25	$13.50	20,750,425
01/01/2015 to 10/16/2015	$13.50	$12.98	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.85	1,176,421
01/01/2014 to 12/31/2014	$10.85	$10.99	1,997,017
01/01/2015 to 10/16/2015	$10.99	$10.52	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.12	18,489
01/01/2009 to 12/31/2009	$6.12	$8.17	392,443
01/01/2010 to 12/31/2010	$8.17	$9.70	703,230
01/01/2011 to 12/31/2011	$9.70	$9.10	496,999
01/01/2012 to 12/31/2012	$9.10	$11.39	678,965
01/01/2013 to 12/31/2013	$11.39	$11.74	726,338
01/01/2014 to 12/31/2014	$11.74	$13.20	640,841
01/01/2015 to 12/31/2015	$13.20	$13.03	568,244
01/01/2016 to 12/31/2016	$13.03	$12.98	475,697
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$5.18	$5.84	1,134,004
01/01/2008 to 12/31/2008	$5.84	$3.44	756,326
01/01/2009 to 12/31/2009	$3.44	$5.08	2,674,512
01/01/2010 to 12/31/2010	$5.08	$5.53	3,127,898
01/01/2011 to 12/31/2011	$5.53	$5.25	2,222,540
01/01/2012 to 12/31/2012	$5.25	$6.20	2,485,564
01/01/2013 to 12/31/2013	$6.20	$7.95	2,301,474
01/01/2014 to 02/07/2014	$7.95	$7.82	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$13.46	$13.98	3,567,122
01/01/2008 to 12/31/2008	$13.98	$8.19	2,148,857
01/01/2009 to 12/31/2009	$8.19	$9.64	3,356,527
01/01/2010 to 12/31/2010	$9.64	$10.74	3,792,800
01/01/2011 to 12/31/2011	$10.74	$10.02	2,403,875
01/01/2012 to 12/31/2012	$10.02	$11.84	2,347,900
01/01/2013 to 12/31/2013	$11.84	$15.62	3,172,056
01/01/2014 to 12/31/2014	$15.62	$17.45	3,008,724
01/01/2015 to 12/31/2015	$17.45	$16.43	5,726,161
01/01/2016 to 12/31/2016	$16.43	$18.10	4,734,462
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$4.83	$5.69	2,097,846
01/01/2008 to 12/31/2008	$5.69	$3.32	1,540,597
01/01/2009 to 12/31/2009	$3.32	$5.16	3,511,898
01/01/2010 to 12/31/2010	$5.16	$6.10	4,701,456
01/01/2011 to 12/31/2011	$6.10	$5.85	2,984,433
01/01/2012 to 12/31/2012	$5.85	$6.91	3,543,005
01/01/2013 to 12/31/2013	$6.91	$9.02	3,803,084
01/01/2014 to 12/31/2014	$9.02	$9.93	3,451,022
01/01/2015 to 12/31/2015	$9.93	$9.25	6,436,836
01/01/2016 to 12/31/2016	$9.25	$9.28	5,274,776
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	0
01/01/2008 to 12/31/2008	$10.17	$7.62	580,121
01/01/2009 to 12/31/2009	$7.62	$9.28	10,277,818
01/01/2010 to 12/31/2010	$9.28	$10.23	15,177,989
01/01/2011 to 12/31/2011	$10.23	$10.05	13,203,096
01/01/2012 to 12/31/2012	$10.05	$10.93	13,851,569
01/01/2013 to 12/31/2013	$10.93	$11.85	12,668,648
01/01/2014 to 12/31/2014	$11.85	$12.17	11,883,638
01/01/2015 to 12/31/2015	$12.17	$11.91	10,938,915
01/01/2016 to 12/31/2016	$11.91	$12.38	9,235,645
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$24.63	$23.07	24,895
01/01/2008 to 12/31/2008	$23.07	$16.72	62,609
01/01/2009 to 12/31/2009	$16.72	$20.94	421,295
01/01/2010 to 12/31/2010	$20.94	$26.21	766,856
01/01/2011 to 12/31/2011	$26.21	$26.22	545,711
01/01/2012 to 12/31/2012	$26.22	$29.96	718,499
01/01/2013 to 12/31/2013	$29.96	$41.07	746,802
01/01/2014 to 12/31/2014	$41.07	$43.47	743,211
01/01/2015 to 12/31/2015	$43.47	$40.57	684,069
01/01/2016 to 12/31/2016	$40.57	$49.80	546,860

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$10.96	$11.36	4,361,361
01/01/2008 to 12/31/2008	$11.36	$11.50	7,844,009
01/01/2009 to 12/31/2009	$11.50	$11.38	7,658,391
01/01/2010 to 12/31/2010	$11.38	$11.24	6,801,612
01/01/2011 to 12/31/2011	$11.24	$11.10	6,279,406
01/01/2012 to 12/31/2012	$11.10	$10.96	4,601,307
01/01/2013 to 12/31/2013	$10.96	$10.83	3,604,420
01/01/2014 to 12/31/2014	$10.83	$10.69	3,389,920
01/01/2015 to 12/31/2015	$10.69	$10.56	2,655,605
01/01/2016 to 12/31/2016	$10.56	$10.43	2,494,354
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$13.12	$13.28	683,986
01/01/2008 to 12/31/2008	$13.28	$9.76	483,533
01/01/2009 to 12/31/2009	$9.76	$13.07	1,798,628
01/01/2010 to 12/31/2010	$13.07	$14.65	1,948,092
01/01/2011 to 12/31/2011	$14.65	$14.93	1,565,537
01/01/2012 to 12/31/2012	$14.93	$16.78	1,557,475
01/01/2013 to 12/31/2013	$16.78	$17.76	1,226,395
01/01/2014 to 12/31/2014	$17.76	$17.99	960,460
01/01/2015 to 12/31/2015	$17.99	$17.13	809,699
01/01/2016 to 12/31/2016	$17.13	$19.52	656,440
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$12.60	$12.07	680,350
01/01/2008 to 12/31/2008	$12.07	$6.97	649,783
01/01/2009 to 12/31/2009	$6.97	$8.23	1,032,590
01/01/2010 to 12/31/2010	$8.23	$9.19	1,205,571
01/01/2011 to 12/31/2011	$9.19	$8.70	860,066
01/01/2012 to 12/31/2012	$8.70	$10.04	942,929
01/01/2013 to 12/31/2013	$10.04	$13.86	1,237,335
01/01/2014 to 12/31/2014	$13.86	$15.57	1,567,637
01/01/2015 to 12/31/2015	$15.57	$14.17	1,387,504
01/01/2016 to 12/31/2016	$14.17	$16.78	1,298,527
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$22.58	$26.55	1,428,930
01/01/2008 to 12/31/2008	$26.55	$13.05	942,837
01/01/2009 to 12/31/2009	$13.05	$17.43	1,310,930
01/01/2010 to 12/31/2010	$17.43	$19.71	1,459,929
01/01/2011 to 12/31/2011	$19.71	$16.95	915,042
01/01/2012 to 12/31/2012	$16.95	$20.14	876,174
01/01/2013 to 12/31/2013	$20.14	$23.68	1,198,831
01/01/2014 to 12/31/2014	$23.68	$22.09	1,223,949
01/01/2015 to 12/31/2015	$22.09	$22.50	1,809,004
01/01/2016 to 12/31/2016	$22.50	$21.38	1,669,710

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2007 to 12/31/2007	$9.90	$11.52	794,549
01/01/2008 to 12/31/2008	$11.52	$6.37	641,680
01/01/2009 to 12/31/2009	$6.37	$8.21	1,442,051
01/01/2010 to 12/31/2010	$8.21	$9.01	1,743,754
01/01/2011 to 12/31/2011	$9.01	$7.78	1,310,153
01/01/2012 to 12/31/2012	$7.78	$8.96	1,443,923
01/01/2013 to 12/31/2013	$8.96	$10.57	1,466,476
01/01/2014 to 12/31/2014	$10.57	$9.74	1,498,945
01/01/2015 to 12/31/2015	$9.74	$9.70	1,451,464
01/01/2016 to 12/31/2016	$9.70	$9.63	1,266,768
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.77	17,534,926
01/01/2009 to 12/31/2009	$10.77	$11.84	5,842,610
01/01/2010 to 12/31/2010	$11.84	$12.96	2,812,732
01/01/2011 to 12/31/2011	$12.96	$14.39	56,730,683
01/01/2012 to 12/31/2012	$14.39	$15.54	18,722,997
01/01/2013 to 12/31/2013	$15.54	$14.86	3,261,342
01/01/2014 to 12/31/2014	$14.86	$15.66	3,199,098
01/01/2015 to 12/31/2015	$15.66	$15.65	10,742,618
01/01/2016 to 12/31/2016	$15.65	$16.10	9,200,175
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.98	399,983
01/01/2009 to 12/31/2009	$6.98	$8.73	7,461,975
01/01/2010 to 12/31/2010	$8.73	$9.81	11,413,961
01/01/2011 to 12/31/2011	$9.81	$9.63	9,459,319
01/01/2012 to 12/31/2012	$9.63	$10.80	10,990,212
01/01/2013 to 12/31/2013	$10.80	$12.40	11,236,583
01/01/2014 to 12/31/2014	$12.40	$13.03	10,578,434
01/01/2015 to 12/31/2015	$13.03	$12.73	9,621,923
01/01/2016 to 12/31/2016	$12.73	$13.23	8,263,097
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$10.96	$11.84	985,495
01/01/2008 to 12/31/2008	$11.84	$6.85	614,606
01/01/2009 to 12/31/2009	$6.85	$9.20	1,827,855
01/01/2010 to 12/31/2010	$9.20	$9.73	2,492,453
01/01/2011 to 12/31/2011	$9.73	$8.73	1,670,674
01/01/2012 to 12/31/2012	$8.73	$10.51	1,947,918
01/01/2013 to 12/31/2013	$10.51	$11.98	2,070,280
01/01/2014 to 12/31/2014	$11.98	$11.07	2,030,830
01/01/2015 to 12/31/2015	$11.07	$10.63	1,995,091
01/01/2016 to 12/31/2016	$10.63	$10.70	1,569,675

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$11.07	$11.15	378,693
01/01/2008 to 12/31/2008	$11.15	$9.07	2,914,005
01/01/2009 to 12/31/2009	$9.07	$10.93	11,840,797
01/01/2010 to 12/31/2010	$10.93	$11.58	12,820,574
01/01/2011 to 12/31/2011	$11.58	$11.46	10,703,645
01/01/2012 to 12/31/2012	$11.46	$12.53	11,456,895
01/01/2013 to 12/31/2013	$12.53	$13.74	10,732,965
01/01/2014 to 12/31/2014	$13.74	$14.31	9,639,995
01/01/2015 to 12/31/2015	$14.31	$14.10	8,937,607
01/01/2016 to 12/31/2016	$14.10	$14.46	6,742,054
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	8,995
01/01/2010 to 12/31/2010	$10.30	$11.32	127,021
01/01/2011 to 12/31/2011	$11.32	$11.25	177,346
01/01/2012 to 12/31/2012	$11.25	$12.80	291,710
01/01/2013 to 12/31/2013	$12.80	$17.25	337,499
01/01/2014 to 12/31/2014	$17.25	$18.65	400,956
01/01/2015 to 12/31/2015	$18.65	$20.38	557,339
01/01/2016 to 12/31/2016	$20.38	$19.83	382,558
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$10.80	$12.26	5,638,342
01/01/2008 to 12/31/2008	$12.26	$6.82	3,539,119
01/01/2009 to 12/31/2009	$6.82	$8.74	4,539,651
01/01/2010 to 12/31/2010	$8.74	$10.34	4,594,031
01/01/2011 to 12/31/2011	$10.34	$10.11	3,055,225
01/01/2012 to 12/31/2012	$10.11	$11.21	2,844,826
01/01/2013 to 12/31/2013	$11.21	$15.12	3,397,998
01/01/2014 to 12/31/2014	$15.12	$16.52	3,969,455
01/01/2015 to 12/31/2015	$16.52	$17.95	4,884,346
01/01/2016 to 12/31/2016	$17.95	$18.72	4,437,947
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.76	$14.42	1,051,089
01/01/2008 to 12/31/2008	$14.42	$10.93	929,322
01/01/2009 to 12/31/2009	$10.93	$14.52	1,689,546
01/01/2010 to 12/31/2010	$14.52	$16.27	1,430,293
01/01/2011 to 12/31/2011	$16.27	$17.70	1,455,420
01/01/2012 to 12/31/2012	$17.70	$18.51	1,706,809
01/01/2013 to 12/31/2013	$18.51	$17.91	1,893,341
01/01/2014 to 12/31/2014	$17.91	$18.82	1,987,724
01/01/2015 to 12/31/2015	$18.82	$18.48	2,459,385
01/01/2016 to 12/31/2016	$18.48	$18.72	1,954,456

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$14.32	$15.47	339,584
01/01/2008 to 12/31/2008	$15.47	$10.09	263,096
01/01/2009 to 12/31/2009	$10.09	$13.10	807,357
01/01/2010 to 12/31/2010	$13.10	$14.49	1,434,007
01/01/2011 to 12/31/2011	$14.49	$13.86	1,104,093
01/01/2012 to 12/31/2012	$13.86	$16.85	1,340,014
01/01/2013 to 12/31/2013	$16.85	$21.24	1,588,995
01/01/2014 to 12/31/2014	$21.24	$21.73	1,725,316
01/01/2015 to 12/31/2015	$21.73	$21.15	1,698,436
01/01/2016 to 12/31/2016	$21.15	$22.37	1,378,102
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$8.01	$9.10	686,498
01/01/2008 to 12/31/2008	$9.10	$5.72	700,352
01/01/2009 to 12/31/2009	$5.72	$7.03	1,732,194
01/01/2010 to 12/31/2010	$7.03	$7.82	2,119,460
01/01/2011 to 12/31/2011	$7.82	$7.68	1,429,953
01/01/2012 to 12/31/2012	$7.68	$8.88	1,486,414
01/01/2013 to 12/31/2013	$8.88	$11.99	1,613,878
01/01/2014 to 12/31/2014	$11.99	$12.87	1,604,312
01/01/2015 to 12/31/2015	$12.87	$13.63	1,586,674
01/01/2016 to 12/31/2016	$13.63	$13.71	1,347,267
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.21	14,203
01/01/2013 to 12/31/2013	$10.21	$13.56	157,910
01/01/2014 to 12/31/2014	$13.56	$14.76	253,800
01/01/2015 to 12/31/2015	$14.76	$14.47	289,780
01/01/2016 to 12/31/2016	$14.47	$16.21	496,871
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	42,951
01/01/2012 to 12/31/2012	$10.08	$10.44	158,119
01/01/2013 to 12/31/2013	$10.44	$10.01	172,211
01/01/2014 to 12/31/2014	$10.01	$10.40	356,190
01/01/2015 to 10/16/2015	$10.40	$10.40	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$9.01	$10.88	971,242
01/01/2008 to 12/31/2008	$10.88	$6.10	610,828
01/01/2009 to 12/31/2009	$6.10	$7.82	1,281,862
01/01/2010 to 12/31/2010	$7.82	$9.94	1,796,178
01/01/2011 to 12/31/2011	$9.94	$9.98	1,468,365
01/01/2012 to 12/31/2012	$9.98	$11.08	1,554,762
01/01/2013 to 12/31/2013	$11.08	$14.51	1,582,884
01/01/2014 to 12/31/2014	$14.51	$15.46	1,649,910
01/01/2015 to 10/16/2015	$15.46	$15.91	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$7.82	$9.17	382,635
01/01/2008 to 12/31/2008	$9.17	$5.20	242,993
01/01/2009 to 12/31/2009	$5.20	$6.30	809,394
01/01/2010 to 12/31/2010	$6.30	$7.48	1,201,338
01/01/2011 to 04/29/2011	$7.48	$8.40	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.28	$20.66	975,347
01/01/2008 to 12/31/2008	$20.66	$11.78	570,591
01/01/2009 to 12/31/2009	$11.78	$16.36	867,525
01/01/2010 to 12/31/2010	$16.36	$19.95	1,067,139
01/01/2011 to 12/31/2011	$19.95	$19.21	718,917
01/01/2012 to 12/31/2012	$19.21	$22.22	726,117
01/01/2013 to 12/31/2013	$22.22	$31.16	958,640
01/01/2014 to 12/31/2014	$31.16	$35.15	927,072
01/01/2015 to 12/31/2015	$35.15	$32.75	1,007,427
01/01/2016 to 12/31/2016	$32.75	$38.24	862,297
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.35	1,899,490
01/01/2013 to 12/31/2013	$10.35	$12.16	2,026,276
01/01/2014 to 12/31/2014	$12.16	$12.62	1,937,576
01/01/2015 to 12/31/2015	$12.62	$12.31	1,762,413
01/01/2016 to 12/31/2016	$12.31	$12.68	1,505,488
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.58	25,631
01/01/2009 to 12/31/2009	$5.58	$9.18	1,699,847
01/01/2010 to 12/31/2010	$9.18	$11.09	2,970,397
01/01/2011 to 12/31/2011	$11.09	$8.73	2,098,763
01/01/2012 to 12/31/2012	$8.73	$10.17	2,548,478
01/01/2013 to 12/31/2013	$10.17	$10.06	2,789,183
01/01/2014 to 12/31/2014	$10.06	$9.47	2,532,733
01/01/2015 to 12/31/2015	$9.47	$7.79	2,292,732
01/01/2016 to 12/31/2016	$7.79	$8.64	1,901,996
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.70	$11.49	649,597
01/01/2008 to 12/31/2008	$11.49	$9.14	3,492,156
01/01/2009 to 12/31/2009	$9.14	$10.83	16,345,435
01/01/2010 to 12/31/2010	$10.83	$11.83	21,296,028
01/01/2011 to 12/31/2011	$11.83	$11.79	20,978,607
01/01/2012 to 12/31/2012	$11.79	$12.85	21,413,601
01/01/2013 to 12/31/2013	$12.85	$13.86	19,382,539
01/01/2014 to 12/31/2014	$13.86	$14.48	18,214,833
01/01/2015 to 12/31/2015	$14.48	$14.32	17,690,793
01/01/2016 to 12/31/2016	$14.32	$14.92	16,724,690
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	86,299
01/01/2012 to 12/31/2012	$10.08	$10.66	270,512
01/01/2013 to 12/31/2013	$10.66	$10.28	380,485
01/01/2014 to 12/31/2014	$10.28	$10.77	613,579
01/01/2015 to 12/31/2015	$10.77	$10.61	746,219
01/01/2016 to 12/31/2016	$10.61	$10.91	897,173

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.52	$11.57	1,352,476
01/01/2008 to 12/31/2008	$11.57	$6.77	2,352,959
01/01/2009 to 12/31/2009	$6.77	$8.43	21,782,141
01/01/2010 to 12/31/2010	$8.43	$9.90	28,197,221
01/01/2011 to 12/31/2011	$9.90	$9.17	19,004,621
01/01/2012 to 12/31/2012	$9.17	$10.23	23,045,803
01/01/2013 to 12/31/2013	$10.23	$11.82	24,763,025
01/01/2014 to 12/31/2014	$11.82	$12.74	25,431,636
01/01/2015 to 12/31/2015	$12.74	$12.51	43,430,970
01/01/2016 to 12/31/2016	$12.51	$13.60	37,201,962
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.71	507
01/01/2014 to 12/31/2014	$11.71	$13.33	7,189
01/01/2015 to 12/31/2015	$13.33	$13.36	5,348
01/01/2016 to 12/31/2016	$13.36	$14.63	5,091
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$10.23	$10.31	958,429
01/01/2008 to 12/31/2008	$10.31	$6.24	452,522
01/01/2009 to 12/31/2009	$6.24	$7.51	644,194
01/01/2010 to 12/31/2010	$7.51	$8.53	777,947
01/01/2011 to 12/31/2011	$8.53	$8.71	677,195
01/01/2012 to 12/31/2012	$8.71	$10.22	816,572
01/01/2013 to 12/31/2013	$10.22	$13.36	820,238
01/01/2014 to 12/31/2014	$13.36	$15.47	1,195,358
01/01/2015 to 12/31/2015	$15.47	$15.75	1,097,695
01/01/2016 to 12/31/2016	$15.75	$17.86	1,117,815
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.92	66,424
01/01/2012 to 12/31/2012	$8.92	$9.97	290,810
01/01/2013 to 12/31/2013	$9.97	$12.05	2,668,831
01/01/2014 to 12/31/2014	$12.05	$12.68	3,053,418
01/01/2015 to 12/31/2015	$12.68	$12.54	3,408,448
01/01/2016 to 12/31/2016	$12.54	$13.16	2,882,289
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	0
01/01/2008 to 12/31/2008	$10.04	$7.19	1,187,445
01/01/2009 to 12/31/2009	$7.19	$8.76	11,457,091
01/01/2010 to 12/31/2010	$8.76	$9.68	16,850,087
01/01/2011 to 12/31/2011	$9.68	$9.38	14,386,818
01/01/2012 to 12/31/2012	$9.38	$10.22	15,668,930
01/01/2013 to 12/31/2013	$10.22	$11.34	14,696,813
01/01/2014 to 12/31/2014	$11.34	$11.78	13,705,628
01/01/2015 to 12/31/2015	$11.78	$11.61	14,023,720
01/01/2016 to 12/31/2016	$11.61	$12.02	11,611,404

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	31,450
01/01/2008 to 12/31/2008	$11.51	$7.37	468,660
01/01/2009 to 12/31/2009	$7.37	$9.23	7,963,536
01/01/2010 to 12/31/2010	$9.23	$10.42	13,249,095
01/01/2011 to 12/31/2011	$10.42	$10.04	9,509,858
01/01/2012 to 12/31/2012	$10.04	$11.49	12,073,527
01/01/2013 to 12/31/2013	$11.49	$13.40	12,983,577
01/01/2014 to 12/31/2014	$13.40	$13.95	12,556,866
01/01/2015 to 12/31/2015	$13.95	$13.70	23,600,520
01/01/2016 to 12/31/2016	$13.70	$14.45	19,939,778
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$11.82	$12.71	214,498
01/01/2008 to 12/31/2008	$12.71	$8.76	613,791
01/01/2009 to 12/31/2009	$8.76	$11.02	9,604,813
01/01/2010 to 12/31/2010	$11.02	$12.17	16,692,964
01/01/2011 to 12/31/2011	$12.17	$11.61	13,447,730
01/01/2012 to 12/31/2012	$11.61	$12.74	14,684,084
01/01/2013 to 12/31/2013	$12.74	$14.40	13,958,016
01/01/2014 to 12/31/2014	$14.40	$14.65	12,728,753
01/01/2015 to 10/16/2015	$14.65	$14.29	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$12.20	$13.39	1,078,773
01/01/2008 to 12/31/2008	$13.39	$7.39	767,197
01/01/2009 to 12/31/2009	$7.39	$9.69	1,308,983
01/01/2010 to 12/31/2010	$9.69	$12.68	1,500,026
01/01/2011 to 12/31/2011	$12.68	$10.88	1,440,412
01/01/2012 to 12/31/2012	$10.88	$12.90	1,624,583
01/01/2013 to 12/31/2013	$12.90	$17.94	1,692,703
01/01/2014 to 12/31/2014	$17.94	$18.59	1,505,947
01/01/2015 to 12/31/2015	$18.59	$18.60	1,635,150
01/01/2016 to 12/31/2016	$18.60	$19.78	1,367,144
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$17.80	$18.83	118,021
01/01/2008 to 12/31/2008	$18.83	$12.09	187,342
01/01/2009 to 12/31/2009	$12.09	$15.98	375,867
01/01/2010 to 12/31/2010	$15.98	$21.53	527,269
01/01/2011 to 12/31/2011	$21.53	$21.05	412,276
01/01/2012 to 12/31/2012	$21.05	$23.32	475,113
01/01/2013 to 12/31/2013	$23.32	$31.13	525,441
01/01/2014 to 12/31/2014	$31.13	$31.92	468,074
01/01/2015 to 12/31/2015	$31.92	$31.76	489,692
01/01/2016 to 12/31/2016	$31.76	$35.16	405,652
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.77	$19.36	1,176,566
01/01/2008 to 12/31/2008	$19.36	$13.44	760,721
01/01/2009 to 12/31/2009	$13.44	$16.85	971,333
01/01/2010 to 12/31/2010	$16.85	$20.96	983,045
01/01/2011 to 12/31/2011	$20.96	$19.47	633,878
01/01/2012 to 12/31/2012	$19.47	$22.71	589,246
01/01/2013 to 12/31/2013	$22.71	$30.82	725,986
01/01/2014 to 12/31/2014	$30.82	$32.03	663,097
01/01/2015 to 12/31/2015	$32.03	$30.27	807,371
01/01/2016 to 12/31/2016	$30.27	$38.62	678,624

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$13.08	$13.73	949,867
01/01/2008 to 12/31/2008	$13.73	$10.04	2,067,659
01/01/2009 to 12/31/2009	$10.04	$12.31	13,701,662
01/01/2010 to 12/31/2010	$12.31	$13.56	19,352,932
01/01/2011 to 12/31/2011	$13.56	$13.65	16,991,612
01/01/2012 to 12/31/2012	$13.65	$15.30	19,880,313
01/01/2013 to 12/31/2013	$15.30	$17.66	20,439,261
01/01/2014 to 12/31/2014	$17.66	$18.46	20,317,384
01/01/2015 to 12/31/2015	$18.46	$18.24	23,929,469
01/01/2016 to 12/31/2016	$18.24	$19.37	20,786,796
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$15.33	$14.60	776,427
01/01/2008 to 12/31/2008	$14.60	$8.38	424,531
01/01/2009 to 12/31/2009	$8.38	$10.24	788,524
01/01/2010 to 12/31/2010	$10.24	$11.45	1,004,584
01/01/2011 to 12/31/2011	$11.45	$11.12	741,548
01/01/2012 to 12/31/2012	$11.12	$12.88	986,090
01/01/2013 to 12/31/2013	$12.88	$16.50	1,240,563
01/01/2014 to 12/31/2014	$16.50	$17.51	1,307,147
01/01/2015 to 10/16/2015	$17.51	$16.28	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$7.43	$7.94	919,355
01/01/2008 to 12/31/2008	$7.94	$4.66	1,074,328
01/01/2009 to 12/31/2009	$4.66	$7.06	3,806,238
01/01/2010 to 12/31/2010	$7.06	$8.07	5,578,264
01/01/2011 to 12/31/2011	$8.07	$7.84	3,909,559
01/01/2012 to 12/31/2012	$7.84	$9.10	4,988,062
01/01/2013 to 12/31/2013	$9.10	$12.94	5,503,342
01/01/2014 to 12/31/2014	$12.94	$13.84	5,405,579
01/01/2015 to 12/31/2015	$13.84	$14.98	5,326,817
01/01/2016 to 12/31/2016	$14.98	$15.19	4,117,374
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$26.44	$36.68	378,258
01/01/2008 to 12/31/2008	$36.68	$18.12	317,719
01/01/2009 to 12/31/2009	$18.12	$26.72	995,022
01/01/2010 to 12/31/2010	$26.72	$31.78	1,431,376
01/01/2011 to 12/31/2011	$31.78	$26.70	1,050,814
01/01/2012 to 12/31/2012	$26.70	$27.32	1,265,297
01/01/2013 to 12/31/2013	$27.32	$31.13	1,137,103
01/01/2014 to 12/31/2014	$31.13	$28.17	1,041,403
01/01/2015 to 12/31/2015	$28.17	$22.46	891,885
01/01/2016 to 12/31/2016	$22.46	$27.64	770,893

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$14.58	$15.79	874,210
01/01/2008 to 12/31/2008	$15.79	$15.21	536,127
01/01/2009 to 12/31/2009	$15.21	$16.84	1,081,396
01/01/2010 to 12/31/2010	$16.84	$17.58	1,391,312
01/01/2011 to 12/31/2011	$17.58	$18.08	1,078,586
01/01/2012 to 12/31/2012	$18.08	$18.79	1,116,940
01/01/2013 to 12/31/2013	$18.79	$17.85	1,226,981
01/01/2014 to 12/31/2014	$17.85	$17.73	1,116,770
01/01/2015 to 12/31/2015	$17.73	$16.70	1,349,327
01/01/2016 to 12/31/2016	$16.70	$17.21	1,112,460
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$14.51	$14.50	421,188
01/01/2008 to 12/31/2008	$14.50	$8.98	486,765
01/01/2009 to 12/31/2009	$8.98	$10.49	858,302
01/01/2010 to 12/31/2010	$10.49	$11.64	1,078,324
01/01/2011 to 12/31/2011	$11.64	$11.44	864,374
01/01/2012 to 12/31/2012	$11.44	$12.81	1,095,404
01/01/2013 to 12/31/2013	$12.81	$17.03	1,093,521
01/01/2014 to 12/31/2014	$17.03	$17.08	968,257
01/01/2015 to 12/31/2015	$17.08	$15.85	729,571
01/01/2016 to 12/31/2016	$15.85	$16.61	543,227
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$13.66	$13.86	156,606
01/01/2008 to 12/31/2008	$13.86	$8.47	191,791
01/01/2009 to 12/31/2009	$8.47	$11.62	547,214
01/01/2010 to 12/31/2010	$11.62	$14.18	743,476
01/01/2011 to 12/31/2011	$14.18	$13.52	516,116
01/01/2012 to 12/31/2012	$13.52	$15.81	587,711
01/01/2013 to 12/31/2013	$15.81	$20.67	561,570
01/01/2014 to 12/31/2014	$20.67	$23.47	523,357
01/01/2015 to 12/31/2015	$23.47	$21.64	445,783
01/01/2016 to 12/31/2016	$21.64	$24.36	327,800
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.42	$12.36	1,458,079
01/01/2008 to 12/31/2008	$12.36	$7.04	1,329,693
01/01/2009 to 12/31/2009	$7.04	$8.93	2,519,429
01/01/2010 to 12/31/2010	$8.93	$10.11	2,581,966
01/01/2011 to 12/31/2011	$10.11	$9.63	2,323,329
01/01/2012 to 12/31/2012	$9.63	$10.56	2,476,015
01/01/2013 to 12/31/2013	$10.56	$12.57	3,362,021
01/01/2014 to 12/31/2014	$12.57	$13.09	4,086,066
01/01/2015 to 12/31/2015	$13.09	$12.85	3,929,360
01/01/2016 to 12/31/2016	$12.85	$13.52	3,644,131

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	48,832
01/01/2008 to 12/31/2008	$9.98	$9.35	677,200
01/01/2009 to 12/31/2009	$9.35	$10.30	2,726,911
01/01/2010 to 12/31/2010	$10.30	$10.97	3,801,379
01/01/2011 to 12/31/2011	$10.97	$11.48	3,277,047
01/01/2012 to 12/31/2012	$11.48	$12.23	3,417,319
01/01/2013 to 12/31/2013	$12.23	$11.90	3,858,415
01/01/2014 to 12/31/2014	$11.90	$12.59	4,617,743
01/01/2015 to 12/31/2015	$12.59	$12.59	5,018,180
01/01/2016 to 12/31/2016	$12.59	$13.07	4,532,751
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.58	$13.79	85,135
01/01/2008 to 12/31/2008	$13.79	$8.02	66,604
01/01/2009 to 12/31/2009	$8.02	$11.07	93,737
01/01/2010 to 07/16/2010	$11.07	$10.86	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.15	$19.47	167,896
01/01/2008 to 12/31/2008	$19.47	$11.25	150,691
01/01/2009 to 12/31/2009	$11.25	$12.88	146,213
01/01/2010 to 07/16/2010	$12.88	$12.26	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$10.47	$11.58	38,907
01/01/2008 to 12/31/2008	$11.58	$8.32	68,712
01/01/2009 to 12/31/2009	$8.32	$11.83	117,760
01/01/2010 to 07/16/2010	$11.83	$11.08	0
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$4.47	$4.67	73,318
01/01/2008 to 12/31/2008	$4.67	$2.59	70,049
01/01/2009 to 12/31/2009	$2.59	$3.29	131,587
01/01/2010 to 12/31/2010	$3.29	$3.87	132,842
01/01/2011 to 12/31/2011	$3.87	$3.40	102,394
01/01/2012 to 12/31/2012	$3.40	$3.83	68,721
01/01/2013 to 12/31/2013	$3.83	$4.95	72,953
01/01/2014 to 04/25/2014	$4.95	$5.11	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.66	1,369,089
01/01/2009 to 12/31/2009	$6.66	$8.56	16,250,197
01/01/2010 to 12/31/2010	$8.56	$9.31	26,361,883
01/01/2011 to 12/31/2011	$9.31	$9.04	18,981,983
01/01/2012 to 09/21/2012	$9.04	$10.16	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$23.87	$26.71	239,619
01/01/2008 to 12/31/2008	$26.71	$15.09	114,200
01/01/2009 to 12/31/2009	$15.09	$21.03	106,503
01/01/2010 to 12/31/2010	$21.03	$22.78	80,881
01/01/2011 to 12/31/2011	$22.78	$20.81	65,179
01/01/2012 to 12/31/2012	$20.81	$25.77	60,373
01/01/2013 to 12/31/2013	$25.77	$29.09	52,406
01/01/2014 to 04/25/2014	$29.09	$28.51	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.19	44,314
01/01/2012 to 04/27/2012	$8.19	$9.30	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.15	47,399
01/01/2012 to 12/31/2012	$9.15	$10.72	40,329
01/01/2013 to 12/31/2013	$10.72	$13.88	47,261
01/01/2014 to 12/31/2014	$13.88	$15.46	44,532
01/01/2015 to 12/31/2015	$15.46	$15.58	35,994
01/01/2016 to 12/31/2016	$15.58	$17.67	34,776
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$8.73	$9.67	132,861
01/01/2008 to 12/31/2008	$9.67	$4.96	78,078
01/01/2009 to 12/31/2009	$4.96	$6.97	90,078
01/01/2010 to 12/31/2010	$6.97	$8.53	75,642
01/01/2011 to 04/29/2011	$8.53	$9.51	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$15.30	$11.75	53,310
01/01/2008 to 12/31/2008	$11.75	$4.70	91,978
01/01/2009 to 12/31/2009	$4.70	$5.92	87,326
01/01/2010 to 12/31/2010	$5.92	$6.45	81,632
01/01/2011 to 04/29/2011	$6.45	$6.81	0
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$12.59	$13.91	109,826
01/01/2008 to 12/31/2008	$13.91	$9.80	81,377
01/01/2009 to 12/31/2009	$9.80	$12.36	81,357
01/01/2010 to 12/31/2010	$12.36	$12.85	74,735
01/01/2011 to 12/31/2011	$12.85	$13.19	67,482
01/01/2012 to 12/31/2012	$13.19	$15.75	46,919
01/01/2013 to 12/31/2013	$15.75	$21.86	41,655
01/01/2014 to 12/31/2014	$21.86	$25.83	44,574
01/01/2015 to 12/31/2015	$25.83	$26.31	27,424
01/01/2016 to 12/31/2016	$26.31	$23.01	12,088
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.79	22,049
01/01/2013 to 12/31/2013	$9.79	$13.25	24,453
01/01/2014 to 12/31/2014	$13.25	$14.14	25,473
01/01/2015 to 12/31/2015	$14.14	$14.13	10,892
01/01/2016 to 12/31/2016	$14.13	$14.06	6,986
Invesco V.I. Technology Fund - Series I
01/01/2007 to 12/31/2007	$3.65	$3.89	126,039
01/01/2008 to 12/31/2008	$3.89	$2.13	95,405
01/01/2009 to 12/31/2009	$2.13	$3.31	166,230
01/01/2010 to 12/31/2010	$3.31	$3.97	298,028
01/01/2011 to 12/31/2011	$3.97	$3.72	145,369
01/01/2012 to 12/31/2012	$3.72	$4.09	133,777
01/01/2013 to 12/31/2013	$4.09	$5.05	113,570
01/01/2014 to 12/31/2014	$5.05	$5.54	109,125
01/01/2015 to 12/31/2015	$5.54	$5.84	88,782
01/01/2016 to 12/31/2016	$5.84	$5.72	39,348

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$13.76	$16.54	27,898
01/01/2008 to 12/31/2008	$16.54	$8.02	34,032
01/01/2009 to 12/31/2009	$8.02	$9.26	28,094
01/01/2010 to 12/31/2010	$9.26	$11.92	29,023
01/01/2011 to 12/31/2011	$11.92	$11.93	19,317
01/01/2012 to 12/31/2012	$11.93	$13.31	12,247
01/01/2013 to 12/31/2013	$13.31	$19.56	14,409
01/01/2014 to 04/25/2014	$19.56	$19.51	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$21.61	$30.63	435,146
01/01/2008 to 12/31/2008	$30.63	$12.74	289,778
01/01/2009 to 12/31/2009	$12.74	$20.42	332,583
01/01/2010 to 12/31/2010	$20.42	$23.42	323,539
01/01/2011 to 12/31/2011	$23.42	$17.94	198,299
01/01/2012 to 12/31/2012	$17.94	$20.69	150,414
01/01/2013 to 12/31/2013	$20.69	$20.44	105,018
01/01/2014 to 12/31/2014	$20.44	$19.00	65,733
01/01/2015 to 12/31/2015	$19.00	$15.70	36,993
01/01/2016 to 08/05/2016	$15.70	$17.25	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.75	44,722
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$20.18	$29.44	204,415
01/01/2008 to 12/31/2008	$29.44	$14.30	109,480
01/01/2009 to 12/31/2009	$14.30	$21.77	143,857
01/01/2010 to 12/31/2010	$21.77	$24.49	124,035
01/01/2011 to 12/31/2011	$24.49	$17.65	40,910
01/01/2012 to 12/31/2012	$17.65	$20.13	35,115
01/01/2013 to 12/31/2013	$20.13	$22.85	23,327
01/01/2014 to 12/31/2014	$22.85	$22.21	7,118
01/01/2015 to 12/31/2015	$22.21	$19.88	885
01/01/2016 to 12/31/2016	$19.88	$19.76	184
ProFund VP Banks
01/01/2007 to 12/31/2007	$13.61	$9.77	12,962
01/01/2008 to 12/31/2008	$9.77	$5.12	71,458
01/01/2009 to 12/31/2009	$5.12	$4.84	19,936
01/01/2010 to 12/31/2010	$4.84	$5.18	19,494
01/01/2011 to 12/31/2011	$5.18	$3.75	9,774
01/01/2012 to 12/31/2012	$3.75	$4.94	12,044
01/01/2013 to 12/31/2013	$4.94	$6.51	8,941
01/01/2014 to 12/31/2014	$6.51	$7.09	1,524
01/01/2015 to 12/31/2015	$7.09	$6.97	883
01/01/2016 to 12/31/2016	$6.97	$8.49	550

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$13.84	$17.86	199,608
01/01/2008 to 12/31/2008	$17.86	$8.57	114,858
01/01/2009 to 12/31/2009	$8.57	$13.74	145,393
01/01/2010 to 12/31/2010	$13.74	$17.59	122,575
01/01/2011 to 12/31/2011	$17.59	$14.57	39,084
01/01/2012 to 12/31/2012	$14.57	$15.61	25,470
01/01/2013 to 12/31/2013	$15.61	$18.25	18,333
01/01/2014 to 12/31/2014	$18.25	$18.33	10,506
01/01/2015 to 12/31/2015	$18.33	$15.58	4,880
01/01/2016 to 12/31/2016	$15.58	$18.23	6,612
ProFund VP Bear
01/01/2007 to 12/31/2007	$8.09	$8.04	56,088
01/01/2008 to 12/31/2008	$8.04	$11.10	157,817
01/01/2009 to 12/31/2009	$11.10	$7.91	138,663
01/01/2010 to 12/31/2010	$7.91	$6.42	145,694
01/01/2011 to 12/31/2011	$6.42	$5.78	65,795
01/01/2012 to 12/31/2012	$5.78	$4.76	52,785
01/01/2013 to 12/31/2013	$4.76	$3.45	30,178
01/01/2014 to 12/31/2014	$3.45	$2.92	27,169
01/01/2015 to 12/31/2015	$2.92	$2.74	23,864
01/01/2016 to 12/31/2016	$2.74	$2.36	18,385
ProFund VP Biotechnology
01/01/2007 to 12/31/2007	$8.63	$8.42	165,309
01/01/2008 to 12/31/2008	$8.42	$8.47	117,598
01/01/2009 to 12/31/2009	$8.47	$8.67	40,735
01/01/2010 to 12/31/2010	$8.67	$9.00	38,083
01/01/2011 to 12/31/2011	$9.00	$9.47	22,275
01/01/2012 to 12/31/2012	$9.47	$13.16	20,018
01/01/2013 to 12/31/2013	$13.16	$21.89	24,007
01/01/2014 to 12/31/2014	$21.89	$28.04	17,515
01/01/2015 to 12/31/2015	$28.04	$28.60	1,542
01/01/2016 to 12/31/2016	$28.60	$23.87	0
ProFund VP Bull
01/01/2007 to 12/31/2007	$12.12	$12.40	217,866
01/01/2008 to 12/31/2008	$12.40	$7.63	184,775
01/01/2009 to 12/31/2009	$7.63	$9.37	436,640
01/01/2010 to 12/31/2010	$9.37	$10.42	358,651
01/01/2011 to 12/31/2011	$10.42	$10.29	252,508
01/01/2012 to 12/31/2012	$10.29	$11.57	116,185
01/01/2013 to 12/31/2013	$11.57	$14.82	73,816
01/01/2014 to 12/31/2014	$14.82	$16.32	72,219
01/01/2015 to 12/31/2015	$16.32	$16.04	47,922
01/01/2016 to 12/31/2016	$16.04	$17.37	7,441

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$11.46	$12.18	150,560
01/01/2008 to 12/31/2008	$12.18	$8.81	19,941
01/01/2009 to 12/31/2009	$8.81	$10.58	17,782
01/01/2010 to 12/31/2010	$10.58	$12.26	26,562
01/01/2011 to 12/31/2011	$12.26	$12.95	25,754
01/01/2012 to 12/31/2012	$12.95	$14.18	13,002
01/01/2013 to 12/31/2013	$14.18	$17.98	15,729
01/01/2014 to 12/31/2014	$17.98	$19.57	5,871
01/01/2015 to 12/31/2015	$19.57	$20.13	2,969
01/01/2016 to 12/31/2016	$20.13	$20.59	1,008
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$10.06	$9.12	5,165
01/01/2008 to 12/31/2008	$9.12	$6.18	16,093
01/01/2009 to 12/31/2009	$6.18	$7.98	19,670
01/01/2010 to 12/31/2010	$7.98	$9.57	28,520
01/01/2011 to 12/31/2011	$9.57	$9.97	21,528
01/01/2012 to 12/31/2012	$9.97	$12.02	16,814
01/01/2013 to 12/31/2013	$12.02	$16.60	9,044
01/01/2014 to 12/31/2014	$16.60	$18.43	2,640
01/01/2015 to 12/31/2015	$18.43	$19.06	3,852
01/01/2016 to 12/31/2016	$19.06	$19.61	22
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$9.79	$11.07	331,218
01/01/2008 to 12/31/2008	$11.07	$6.12	126,269
01/01/2009 to 12/31/2009	$6.12	$8.00	313,143
01/01/2010 to 12/31/2010	$8.00	$8.11	272,463
01/01/2011 to 12/31/2011	$8.11	$7.29	52,358
01/01/2012 to 12/31/2012	$7.29	$8.40	55,477
01/01/2013 to 12/31/2013	$8.40	$10.09	46,769
01/01/2014 to 12/31/2014	$10.09	$9.10	7,134
01/01/2015 to 12/31/2015	$9.10	$8.01	2,571
01/01/2016 to 12/31/2016	$8.01	$8.53	1,865
ProFund VP Financials
01/01/2007 to 12/31/2007	$12.81	$10.23	27,930
01/01/2008 to 12/31/2008	$10.23	$5.00	52,097
01/01/2009 to 12/31/2009	$5.00	$5.68	140,784
01/01/2010 to 12/31/2010	$5.68	$6.22	44,908
01/01/2011 to 12/31/2011	$6.22	$5.29	23,822
01/01/2012 to 12/31/2012	$5.29	$6.52	22,703
01/01/2013 to 12/31/2013	$6.52	$8.50	46,043
01/01/2014 to 12/31/2014	$8.50	$9.48	8,474
01/01/2015 to 12/31/2015	$9.48	$9.22	4,163
01/01/2016 to 12/31/2016	$9.22	$10.50	2,577

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
01/01/2007 to 12/31/2007	$9.12	$9.60	255,222
01/01/2008 to 12/31/2008	$9.60	$7.17	79,165
01/01/2009 to 12/31/2009	$7.17	$8.47	73,901
01/01/2010 to 12/31/2010	$8.47	$8.60	65,780
01/01/2011 to 12/31/2011	$8.60	$9.35	84,331
01/01/2012 to 12/31/2012	$9.35	$10.85	82,149
01/01/2013 to 12/31/2013	$10.85	$14.97	53,151
01/01/2014 to 12/31/2014	$14.97	$18.28	52,418
01/01/2015 to 12/31/2015	$18.28	$18.96	16,285
01/01/2016 to 12/31/2016	$18.96	$17.97	4,262
ProFund VP Industrials
01/01/2007 to 12/31/2007	$12.57	$13.87	15,320
01/01/2008 to 12/31/2008	$13.87	$8.15	39,857
01/01/2009 to 12/31/2009	$8.15	$9.99	27,311
01/01/2010 to 12/31/2010	$9.99	$12.20	21,347
01/01/2011 to 12/31/2011	$12.20	$11.84	16,683
01/01/2012 to 12/31/2012	$11.84	$13.53	8,126
01/01/2013 to 12/31/2013	$13.53	$18.47	7,284
01/01/2014 to 12/31/2014	$18.47	$19.26	7,788
01/01/2015 to 12/31/2015	$19.26	$18.36	4,681
01/01/2016 to 12/31/2016	$18.36	$21.32	3,753
ProFund VP Internet
01/01/2007 to 12/31/2007	$19.20	$20.89	16,744
01/01/2008 to 12/31/2008	$20.89	$11.38	7,505
01/01/2009 to 12/31/2009	$11.38	$19.93	16,747
01/01/2010 to 12/31/2010	$19.93	$26.62	31,261
01/01/2011 to 12/31/2011	$26.62	$24.47	3,751
01/01/2012 to 12/31/2012	$24.47	$28.94	2,884
01/01/2013 to 12/31/2013	$28.94	$43.35	7,173
01/01/2014 to 12/31/2014	$43.35	$43.29	1,698
01/01/2015 to 12/31/2015	$43.29	$51.45	10
01/01/2016 to 12/31/2016	$51.45	$53.62	0
ProFund VP Japan
01/01/2007 to 12/31/2007	$14.79	$13.14	54,211
01/01/2008 to 12/31/2008	$13.14	$7.68	67,522
01/01/2009 to 12/31/2009	$7.68	$8.37	84,572
01/01/2010 to 12/31/2010	$8.37	$7.72	72,550
01/01/2011 to 12/31/2011	$7.72	$6.21	38,109
01/01/2012 to 12/31/2012	$6.21	$7.54	35,371
01/01/2013 to 12/31/2013	$7.54	$11.04	20,262
01/01/2014 to 12/31/2014	$11.04	$11.25	507
01/01/2015 to 12/31/2015	$11.25	$11.76	682
01/01/2016 to 12/31/2016	$11.76	$11.66	239

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.14	$11.77	111,093
01/01/2008 to 12/31/2008	$11.77	$7.49	123,085
01/01/2009 to 12/31/2009	$7.49	$9.60	134,716
01/01/2010 to 12/31/2010	$9.60	$10.73	89,108
01/01/2011 to 12/31/2011	$10.73	$10.93	120,030
01/01/2012 to 12/31/2012	$10.93	$12.16	63,603
01/01/2013 to 12/31/2013	$12.16	$15.70	72,486
01/01/2014 to 12/31/2014	$15.70	$17.50	57,882
01/01/2015 to 12/31/2015	$17.50	$17.93	28,006
01/01/2016 to 12/31/2016	$17.93	$18.60	9,160
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.37	$12.23	172,527
01/01/2008 to 12/31/2008	$12.23	$7.19	138,391
01/01/2009 to 12/31/2009	$7.19	$8.48	83,232
01/01/2010 to 12/31/2010	$8.48	$9.46	89,765
01/01/2011 to 12/31/2011	$9.46	$9.22	42,710
01/01/2012 to 12/31/2012	$9.22	$10.51	26,138
01/01/2013 to 12/31/2013	$10.51	$13.48	56,359
01/01/2014 to 12/31/2014	$13.48	$14.70	66,994
01/01/2015 to 12/31/2015	$14.70	$13.83	5,641
01/01/2016 to 12/31/2016	$13.83	$15.77	8,846
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$12.06	$13.31	89,654
01/01/2008 to 12/31/2008	$13.31	$8.04	62,780
01/01/2009 to 12/31/2009	$8.04	$10.99	83,374
01/01/2010 to 12/31/2010	$10.99	$13.93	205,337
01/01/2011 to 12/31/2011	$13.93	$13.36	64,733
01/01/2012 to 12/31/2012	$13.36	$15.22	52,836
01/01/2013 to 12/31/2013	$15.22	$19.62	41,531
01/01/2014 to 12/31/2014	$19.62	$20.52	3,575
01/01/2015 to 12/31/2015	$20.52	$20.32	12,816
01/01/2016 to 12/31/2016	$20.32	$22.65	3,183
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$14.06	$14.02	130,141
01/01/2008 to 12/31/2008	$14.02	$8.82	68,810
01/01/2009 to 12/31/2009	$8.82	$11.40	58,665
01/01/2010 to 12/31/2010	$11.40	$13.56	63,526
01/01/2011 to 12/31/2011	$13.56	$12.86	58,692
01/01/2012 to 12/31/2012	$12.86	$14.80	40,665
01/01/2013 to 12/31/2013	$14.80	$19.32	35,724
01/01/2014 to 12/31/2014	$19.32	$21.02	6,232
01/01/2015 to 12/31/2015	$21.02	$19.05	3,556
01/01/2016 to 12/31/2016	$19.05	$23.39	9,127

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$5.60	$6.50	383,014
01/01/2008 to 12/31/2008	$6.50	$3.69	318,742
01/01/2009 to 12/31/2009	$3.69	$5.55	327,797
01/01/2010 to 12/31/2010	$5.55	$6.48	316,781
01/01/2011 to 12/31/2011	$6.48	$6.49	232,290
01/01/2012 to 12/31/2012	$6.49	$7.45	217,667
01/01/2013 to 12/31/2013	$7.45	$9.87	162,863
01/01/2014 to 12/31/2014	$9.87	$11.41	53,447
01/01/2015 to 12/31/2015	$11.41	$12.11	37,345
01/01/2016 to 12/31/2016	$12.11	$12.58	6,647
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$17.96	$23.49	230,618
01/01/2008 to 12/31/2008	$23.49	$14.62	186,825
01/01/2009 to 12/31/2009	$14.62	$16.68	156,252
01/01/2010 to 12/31/2010	$16.68	$19.40	135,958
01/01/2011 to 12/31/2011	$19.40	$19.59	76,432
01/01/2012 to 12/31/2012	$19.59	$19.90	53,849
01/01/2013 to 12/31/2013	$19.90	$24.38	38,076
01/01/2014 to 12/31/2014	$24.38	$21.46	22,287
01/01/2015 to 12/31/2015	$21.46	$16.24	7,896
01/01/2016 to 12/31/2016	$16.24	$19.92	7,148
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$8.44	$8.53	85,082
01/01/2008 to 12/31/2008	$8.53	$6.78	76,505
01/01/2009 to 12/31/2009	$6.78	$7.82	74,314
01/01/2010 to 12/31/2010	$7.82	$7.76	31,364
01/01/2011 to 12/31/2011	$7.76	$8.90	38,921
01/01/2012 to 12/31/2012	$8.90	$9.83	24,365
01/01/2013 to 12/31/2013	$9.83	$12.78	14,760
01/01/2014 to 12/31/2014	$12.78	$15.07	4,043
01/01/2015 to 12/31/2015	$15.07	$15.54	365
01/01/2016 to 12/31/2016	$15.54	$14.77	31
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$15.74	$19.03	203,953
01/01/2008 to 12/31/2008	$19.03	$13.01	256,815
01/01/2009 to 12/31/2009	$13.01	$17.39	237,439
01/01/2010 to 12/31/2010	$17.39	$22.83	247,308
01/01/2011 to 12/31/2011	$22.83	$18.21	173,485
01/01/2012 to 12/31/2012	$18.21	$15.37	113,803
01/01/2013 to 12/31/2013	$15.37	$9.42	59,192
01/01/2014 to 12/31/2014	$9.42	$7.08	32,404
01/01/2015 to 12/31/2015	$7.08	$4.69	11,651
01/01/2016 to 12/31/2016	$4.69	$7.22	7,023

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$24.25	$19.25	39,817
01/01/2008 to 12/31/2008	$19.25	$11.17	46,281
01/01/2009 to 12/31/2009	$11.17	$14.10	52,257
01/01/2010 to 12/31/2010	$14.10	$17.37	29,823
01/01/2011 to 12/31/2011	$17.37	$17.96	20,201
01/01/2012 to 12/31/2012	$17.96	$20.79	16,035
01/01/2013 to 12/31/2013	$20.79	$20.54	8,707
01/01/2014 to 12/31/2014	$20.54	$25.36	6,792
01/01/2015 to 12/31/2015	$25.36	$25.13	9,116
01/01/2016 to 12/31/2016	$25.13	$26.23	1,539
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$6.63	$6.20	268,294
01/01/2008 to 12/31/2008	$6.20	$3.80	202,541
01/01/2009 to 12/31/2009	$3.80	$4.96	266,088
01/01/2010 to 12/31/2010	$4.96	$4.11	219,463
01/01/2011 to 12/31/2011	$4.11	$2.54	212,763
01/01/2012 to 12/31/2012	$2.54	$2.33	82,640
01/01/2013 to 12/31/2013	$2.33	$2.68	63,720
01/01/2014 to 12/31/2014	$2.68	$1.85	20,069
01/01/2015 to 12/31/2015	$1.85	$1.80	11,819
01/01/2016 to 12/31/2016	$1.80	$1.68	2,367
ProFund VP Semiconductor
01/01/2007 to 12/31/2007	$7.12	$7.53	18,356
01/01/2008 to 12/31/2008	$7.53	$3.73	21,594
01/01/2009 to 12/31/2009	$3.73	$6.04	68,094
01/01/2010 to 12/31/2010	$6.04	$6.71	23,685
01/01/2011 to 12/31/2011	$6.71	$6.36	13,072
01/01/2012 to 12/31/2012	$6.36	$6.02	4,765
01/01/2013 to 12/31/2013	$6.02	$7.94	3,787
01/01/2014 to 12/31/2014	$7.94	$10.55	3,513
01/01/2015 to 12/31/2015	$10.55	$10.11	0
01/01/2016 to 12/31/2016	$10.11	$12.76	0
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.26	$7.92	17,295
01/01/2008 to 12/31/2008	$7.92	$10.31	19,300
01/01/2009 to 12/31/2009	$10.31	$6.58	57,877
01/01/2010 to 12/31/2010	$6.58	$4.82	47,099
01/01/2011 to 12/31/2011	$4.82	$4.37	43,108
01/01/2012 to 12/31/2012	$4.37	$3.49	32,090
01/01/2013 to 12/31/2013	$3.49	$2.49	29,274
01/01/2014 to 12/31/2014	$2.49	$2.16	13,424
01/01/2015 to 12/31/2015	$2.16	$2.09	77
01/01/2016 to 12/31/2016	$2.09	$1.65	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.81	$5.08	37,820
01/01/2008 to 12/31/2008	$5.08	$7.43	61,822
01/01/2009 to 12/31/2009	$7.43	$4.35	83,247
01/01/2010 to 12/31/2010	$4.35	$3.39	75,845
01/01/2011 to 12/31/2011	$3.39	$2.99	92,806
01/01/2012 to 12/31/2012	$2.99	$2.40	55,833
01/01/2013 to 12/31/2013	$2.40	$1.67	23,914
01/01/2014 to 12/31/2014	$1.67	$1.33	339
01/01/2015 to 12/31/2015	$1.33	$1.14	75
01/01/2016 to 12/31/2016	$1.14	$1.02	1,600
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$7.97	$8.23	35,184
01/01/2008 to 12/31/2008	$8.23	$10.08	25,904
01/01/2009 to 12/31/2009	$10.08	$6.73	32,810
01/01/2010 to 12/31/2010	$6.73	$4.72	38,078
01/01/2011 to 12/31/2011	$4.72	$4.24	53,572
01/01/2012 to 12/31/2012	$4.24	$3.39	25,569
01/01/2013 to 12/31/2013	$3.39	$2.30	16,724
01/01/2014 to 12/31/2014	$2.30	$2.07	375
01/01/2015 to 12/31/2015	$2.07	$2.02	79
01/01/2016 to 12/31/2016	$2.02	$1.57	0
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$13.79	$14.17	70,944
01/01/2008 to 12/31/2008	$14.17	$9.23	89,300
01/01/2009 to 12/31/2009	$9.23	$11.50	80,525
01/01/2010 to 12/31/2010	$11.50	$14.28	164,711
01/01/2011 to 12/31/2011	$14.28	$14.29	44,095
01/01/2012 to 12/31/2012	$14.29	$15.87	27,995
01/01/2013 to 12/31/2013	$15.87	$22.00	55,364
01/01/2014 to 12/31/2014	$22.00	$22.20	8,956
01/01/2015 to 12/31/2015	$22.20	$22.18	12,159
01/01/2016 to 12/31/2016	$22.18	$26.33	13,067
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$13.36	$12.24	56,109
01/01/2008 to 12/31/2008	$12.24	$8.38	63,921
01/01/2009 to 12/31/2009	$8.38	$9.96	41,964
01/01/2010 to 12/31/2010	$9.96	$12.01	57,571
01/01/2011 to 12/31/2011	$12.01	$11.37	67,448
01/01/2012 to 12/31/2012	$11.37	$13.05	34,099
01/01/2013 to 12/31/2013	$13.05	$17.74	40,932
01/01/2014 to 12/31/2014	$17.74	$18.53	6,476
01/01/2015 to 12/31/2015	$18.53	$16.79	2,997
01/01/2016 to 12/31/2016	$16.79	$21.35	9,217

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Technology
01/01/2007 to 12/31/2007	$5.24	$5.92	199,048
01/01/2008 to 12/31/2008	$5.92	$3.25	78,353
01/01/2009 to 12/31/2009	$3.25	$5.19	138,365
01/01/2010 to 12/31/2010	$5.19	$5.67	108,312
01/01/2011 to 12/31/2011	$5.67	$5.53	131,824
01/01/2012 to 12/31/2012	$5.53	$6.02	43,220
01/01/2013 to 12/31/2013	$6.02	$7.44	29,687
01/01/2014 to 12/31/2014	$7.44	$8.68	24,076
01/01/2015 to 12/31/2015	$8.68	$8.78	2,633
01/01/2016 to 12/31/2016	$8.78	$9.74	734
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$6.16	$6.59	120,262
01/01/2008 to 12/31/2008	$6.59	$4.27	89,358
01/01/2009 to 12/31/2009	$4.27	$4.52	80,465
01/01/2010 to 12/31/2010	$4.52	$5.17	83,526
01/01/2011 to 12/31/2011	$5.17	$5.20	36,580
01/01/2012 to 12/31/2012	$5.20	$5.98	22,687
01/01/2013 to 12/31/2013	$5.98	$6.62	13,136
01/01/2014 to 12/31/2014	$6.62	$6.57	9,188
01/01/2015 to 12/31/2015	$6.57	$6.59	4,985
01/01/2016 to 12/31/2016	$6.59	$7.92	678
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$12.09	$13.15	250,069
01/01/2008 to 12/31/2008	$13.15	$19.44	169,486
01/01/2009 to 12/31/2009	$19.44	$12.93	80,750
01/01/2010 to 12/31/2010	$12.93	$14.06	70,483
01/01/2011 to 12/31/2011	$14.06	$19.93	41,695
01/01/2012 to 12/31/2012	$19.93	$19.87	22,641
01/01/2013 to 12/31/2013	$19.87	$15.87	6,603
01/01/2014 to 12/31/2014	$15.87	$21.38	8,857
01/01/2015 to 12/31/2015	$21.38	$19.92	203
01/01/2016 to 12/31/2016	$19.92	$19.61	786
ProFund VP UltraBull
01/01/2007 to 12/31/2007	$10.16	$10.11	117,940
01/01/2008 to 12/31/2008	$10.11	$3.26	201,842
01/01/2009 to 12/31/2009	$3.26	$4.65	187,230
01/01/2010 to 12/31/2010	$4.65	$5.61	134,141
01/01/2011 to 12/31/2011	$5.61	$5.27	92,855
01/01/2012 to 12/31/2012	$5.27	$6.71	49,626
01/01/2013 to 12/31/2013	$6.71	$11.14	34,632
01/01/2014 to 12/31/2014	$11.14	$13.56	25,593
01/01/2015 to 12/31/2015	$13.56	$13.00	22,430
01/01/2016 to 12/31/2016	$13.00	$15.23	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$15.42	$16.14	93,025
01/01/2008 to 12/31/2008	$16.14	$5.18	149,958
01/01/2009 to 12/31/2009	$5.18	$8.49	113,659
01/01/2010 to 12/31/2010	$8.49	$12.54	116,062
01/01/2011 to 12/31/2011	$12.54	$10.70	53,860
01/01/2012 to 12/31/2012	$10.70	$13.99	45,039
01/01/2013 to 12/31/2013	$13.99	$23.58	37,444
01/01/2014 to 12/31/2014	$23.58	$26.85	31,570
01/01/2015 to 12/31/2015	$26.85	$24.09	28,070
01/01/2016 to 12/31/2016	$24.09	$32.81	155
ProFund VP UltraNASDAQ-100
01/01/2007 to 12/31/2007	$0.85	$1.08	6,538,979
01/01/2008 to 12/31/2008	$1.08	$0.29	2,231,878
01/01/2009 to 12/31/2009	$0.29	$0.63	3,119,054
01/01/2010 to 12/31/2010	$0.63	$0.84	2,867,144
01/01/2011 to 12/31/2011	$0.84	$0.82	2,037,370
01/01/2012 to 12/31/2012	$0.82	$1.09	712,083
01/01/2013 to 12/31/2013	$1.09	$1.92	244,843
01/01/2014 to 12/31/2014	$1.92	$2.58	152,464
01/01/2015 to 12/31/2015	$2.58	$2.89	12,966
01/01/2016 to 12/31/2016	$2.89	$3.10	0
ProFund VP UltraSmall-Cap
01/01/2007 to 12/31/2007	$15.06	$12.91	55,859
01/01/2008 to 12/31/2008	$12.91	$4.31	126,179
01/01/2009 to 12/31/2009	$4.31	$5.97	128,561
01/01/2010 to 12/31/2010	$5.97	$8.75	82,740
01/01/2011 to 12/31/2011	$8.75	$7.01	71,070
01/01/2012 to 12/31/2012	$7.01	$8.97	39,554
01/01/2013 to 12/31/2013	$8.97	$16.53	33,774
01/01/2014 to 12/31/2014	$16.53	$17.20	24,615
01/01/2015 to 12/31/2015	$17.20	$14.78	18,503
01/01/2016 to 12/31/2016	$14.78	$20.38	0
ProFund VP Utilities
01/01/2007 to 12/31/2007	$11.51	$13.16	338,965
01/01/2008 to 12/31/2008	$13.16	$9.00	105,879
01/01/2009 to 12/31/2009	$9.00	$9.85	95,836
01/01/2010 to 12/31/2010	$9.85	$10.30	65,508
01/01/2011 to 12/31/2011	$10.30	$11.96	79,104
01/01/2012 to 12/31/2012	$11.96	$11.82	38,438
01/01/2013 to 12/31/2013	$11.82	$13.23	35,829
01/01/2014 to 12/31/2014	$13.23	$16.44	21,724
01/01/2015 to 12/31/2015	$16.44	$15.20	5,502
01/01/2016 to 12/31/2016	$15.20	$17.27	2,321

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.47	$17.08	109,207
01/01/2008 to 12/31/2008	$17.08	$8.38	53,085
01/01/2009 to 12/31/2009	$8.38	$11.35	39,038
01/01/2010 to 12/31/2010	$11.35	$12.78	37,153
01/01/2011 to 12/31/2011	$12.78	$10.74	22,812
01/01/2012 to 12/31/2012	$10.74	$12.98	15,184
01/01/2013 to 12/31/2013	$12.98	$15.24	17,838
01/01/2014 to 12/31/2014	$15.24	$14.19	9,703
01/01/2015 to 12/31/2015	$14.19	$14.48	3,185
01/01/2016 to 12/31/2016	$14.48	$13.79	2,966
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$8.93	$8.89	0
01/01/2008 to 12/31/2008	$8.89	$12.23	0
01/01/2009 to 12/31/2009	$12.23	$8.75	0
01/01/2010 to 12/31/2010	$8.75	$7.17	0
01/01/2011 to 12/31/2011	$7.17	$6.44	0
01/01/2012 to 12/31/2012	$6.44	$5.28	0
01/01/2013 to 12/31/2013	$5.28	$3.83	0
01/01/2014 to 12/31/2014	$3.83	$3.24	0
01/01/2015 to 12/31/2015	$3.24	$3.06	0
01/01/2016 to 12/31/2016	$3.06	$2.66	0
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$4.38	$5.10	14,904
01/01/2008 to 12/31/2008	$5.10	$2.92	211
01/01/2009 to 12/31/2009	$2.92	$4.39	4
01/01/2010 to 12/31/2010	$4.39	$5.13	0
01/01/2011 to 12/31/2011	$5.13	$5.18	0
01/01/2012 to 12/31/2012	$5.18	$5.97	0
01/01/2013 to 12/31/2013	$5.97	$7.94	0
01/01/2014 to 12/31/2014	$7.94	$9.21	0
01/01/2015 to 12/31/2015	$9.21	$9.84	0
01/01/2016 to 12/31/2016	$9.84	$10.30	0
Rydex VT Nova
01/01/2007 to 12/31/2007	$7.86	$7.85	8,802
01/01/2008 to 12/31/2008	$7.85	$3.53	145
01/01/2009 to 12/31/2009	$3.53	$4.72	8
01/01/2010 to 12/31/2010	$4.72	$5.60	0
01/01/2011 to 12/31/2011	$5.60	$5.46	0
01/01/2012 to 12/31/2012	$5.46	$6.59	0
01/01/2013 to 12/31/2013	$6.59	$9.70	0
01/01/2014 to 12/31/2014	$9.70	$11.36	0
01/01/2015 to 12/31/2015	$11.36	$11.14	0
01/01/2016 to 12/31/2016	$11.14	$12.73	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$13.94	$14.35	57,244
01/01/2008 to 12/31/2008	$14.35	$10.21	32,217
01/01/2009 to 12/31/2009	$10.21	$11.47	38,613
01/01/2010 to 12/31/2010	$11.47	$13.51	20,090
01/01/2011 to 12/31/2011	$13.51	$14.49	15,815
01/01/2012 to 12/31/2012	$14.49	$15.66	15,930
01/01/2013 to 12/31/2013	$15.66	$21.98	21,990
01/01/2014 to 04/25/2014	$21.98	$21.72	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$17.07	$18.45	676,438
01/01/2008 to 12/31/2008	$18.45	$10.05	229,477
01/01/2009 to 12/31/2009	$10.05	$11.22	142,533
01/01/2010 to 12/31/2010	$11.22	$13.20	110,909
01/01/2011 to 12/31/2011	$13.20	$12.81	88,019
01/01/2012 to 12/31/2012	$12.81	$14.30	83,048
01/01/2013 to 12/31/2013	$14.30	$19.18	47,324
01/01/2014 to 04/25/2014	$19.18	$19.08	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$14.64	$14.55	42,707
01/01/2008 to 12/31/2008	$14.55	$10.27	13,353
01/01/2009 to 12/31/2009	$10.27	$11.56	10,232
01/01/2010 to 12/31/2010	$11.56	$13.33	15,522
01/01/2011 to 12/31/2011	$13.33	$14.17	12,267
01/01/2012 to 12/31/2012	$14.17	$15.50	11,871
01/01/2013 to 12/31/2013	$15.50	$20.03	11,910
01/01/2014 to 04/25/2014	$20.03	$19.74	0
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.42	$11.40	397,672
01/01/2008 to 12/31/2008	$11.40	$6.69	263,193
01/01/2009 to 12/31/2009	$6.69	$7.54	233,259
01/01/2010 to 12/31/2010	$7.54	$8.68	192,557
01/01/2011 to 12/31/2011	$8.68	$9.08	156,556
01/01/2012 to 12/31/2012	$9.08	$9.47	120,219
01/01/2013 to 12/31/2013	$9.47	$11.99	102,535
01/01/2014 to 04/25/2014	$11.99	$12.41	0
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$19.95	$23.28	204,229
01/01/2008 to 12/31/2008	$23.28	$10.39	181,230
01/01/2009 to 12/31/2009	$10.39	$10.99	158,950
01/01/2010 to 12/31/2010	$10.99	$14.15	124,480
01/01/2011 to 12/31/2011	$14.15	$10.53	101,101
01/01/2012 to 12/31/2012	$10.53	$12.61	71,786
01/01/2013 to 12/31/2013	$12.61	$16.37	49,260
01/01/2014 to 04/25/2014	$16.37	$17.50	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$12.27	$11.97	2,221
01/01/2008 to 12/31/2008	$11.97	$7.68	46
01/01/2009 to 12/31/2009	$7.68	$9.78	18
01/01/2010 to 07/16/2010	$9.78	$9.40	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$21.10	$21.42	20,467
01/01/2008 to 12/31/2008	$21.42	$13.44	55,757
01/01/2009 to 12/31/2009	$13.44	$15.51	30,734
01/01/2010 to 07/16/2010	$15.51	$14.93	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.28	$14.87	173,563
01/01/2011 to 12/31/2011	$14.87	$12.81	149,767
01/01/2012 to 12/31/2012	$12.81	$14.38	122,892
01/01/2013 to 12/31/2013	$14.38	$17.03	100,597
01/01/2014 to 12/31/2014	$17.03	$15.93	76,194
01/01/2015 to 12/31/2015	$15.93	$16.09	45,610
01/01/2016 to 12/31/2016	$16.09	$16.41	29,664
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$14.93	$17.43	37,256
01/01/2011 to 12/31/2011	$17.43	$16.84	22,159
01/01/2012 to 12/31/2012	$16.84	$19.87	20,199
01/01/2013 to 12/31/2013	$19.87	$25.57	15,181
01/01/2014 to 12/31/2014	$25.57	$27.85	15,043
01/01/2015 to 12/31/2015	$27.85	$27.36	15,221
01/01/2016 to 04/29/2016	$27.36	$27.43	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$11.08	$14.00	129,477
01/01/2011 to 12/31/2011	$14.00	$13.08	90,859
01/01/2012 to 12/31/2012	$13.08	$15.60	50,798
01/01/2013 to 12/31/2013	$15.60	$21.60	38,150
01/01/2014 to 12/31/2014	$21.60	$22.20	22,509
01/01/2015 to 12/31/2015	$22.20	$22.28	13,054
01/01/2016 to 12/31/2016	$22.28	$22.17	12,905
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.27	116,451
01/01/2011 to 12/31/2011	$12.27	$11.59	69,975
01/01/2012 to 12/31/2012	$11.59	$12.38	43,174
01/01/2013 to 12/31/2013	$12.38	$18.40	36,856
01/01/2014 to 12/31/2014	$18.40	$17.87	29,817
01/01/2015 to 12/31/2015	$17.87	$17.18	10,916
01/01/2016 to 12/31/2016	$17.18	$18.34	8,797
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with combo 5% and Gro Plus (1.40%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.43	$11.86	932,892
01/01/2008 to 12/31/2008	$11.86	$11.15	861,174
01/01/2009 to 12/31/2009	$11.15	$12.85	519,456
01/01/2010 to 12/31/2010	$12.85	$14.74	475,834
01/01/2011 to 12/31/2011	$14.74	$14.94	811,977
01/01/2012 to 12/31/2012	$14.94	$16.81	437,797
01/01/2013 to 12/31/2013	$16.81	$18.23	411,871
01/01/2014 to 12/31/2014	$18.23	$18.40	212,263
01/01/2015 to 12/31/2015	$18.40	$18.17	171,799
01/01/2016 to 12/31/2016	$18.17	$19.53	323,359
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.04	$11.89	16,578,959
01/01/2008 to 12/31/2008	$11.89	$7.99	12,114,227
01/01/2009 to 12/31/2009	$7.99	$9.80	8,412,160
01/01/2010 to 12/31/2010	$9.80	$10.82	6,859,093
01/01/2011 to 12/31/2011	$10.82	$10.38	5,711,531
01/01/2012 to 12/31/2012	$10.38	$11.52	4,919,010
01/01/2013 to 12/31/2013	$11.52	$12.50	4,374,574
01/01/2014 to 12/31/2014	$12.50	$12.79	4,483,855
01/01/2015 to 12/31/2015	$12.79	$12.21	4,600,461
01/01/2016 to 12/31/2016	$12.21	$12.80	5,742,579
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.68	$11.53	3,262,300
01/01/2008 to 12/31/2008	$11.53	$7.98	2,623,801
01/01/2009 to 12/31/2009	$7.98	$9.93	1,932,680
01/01/2010 to 12/31/2010	$9.93	$11.13	1,675,735
01/01/2011 to 12/31/2011	$11.13	$10.99	1,435,903
01/01/2012 to 12/31/2012	$10.99	$12.32	1,418,761
01/01/2013 to 12/31/2013	$12.32	$14.15	1,598,371
01/01/2014 to 12/31/2014	$14.15	$14.81	2,050,271
01/01/2015 to 12/31/2015	$14.81	$14.72	2,247,984
01/01/2016 to 12/31/2016	$14.72	$15.55	2,972,623
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$17.03	$16.77	10,298,652
01/01/2008 to 12/31/2008	$16.77	$10.79	7,608,971
01/01/2009 to 12/31/2009	$10.79	$12.53	6,004,439
01/01/2010 to 12/31/2010	$12.53	$14.07	4,660,547
01/01/2011 to 12/31/2011	$14.07	$14.37	3,992,940
01/01/2012 to 05/04/2012	$14.37	$15.62	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.66	0
01/01/2014 to 12/31/2014	$11.66	$13.01	0
01/01/2015 to 12/31/2015	$13.01	$13.05	0
01/01/2016 to 12/31/2016	$13.05	$14.24	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.93	$11.76	7,713,892
01/01/2008 to 12/31/2008	$11.76	$8.27	7,213,953
01/01/2009 to 12/31/2009	$8.27	$10.05	6,105,409
01/01/2010 to 12/31/2010	$10.05	$11.13	5,591,782
01/01/2011 to 12/31/2011	$11.13	$10.84	4,650,465
01/01/2012 to 12/31/2012	$10.84	$12.02	4,624,114
01/01/2013 to 12/31/2013	$12.02	$13.94	4,676,417
01/01/2014 to 12/31/2014	$13.94	$14.65	4,804,832
01/01/2015 to 12/31/2015	$14.65	$14.51	4,847,477
01/01/2016 to 12/31/2016	$14.51	$15.21	5,334,345
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.18	1,406
01/01/2012 to 12/31/2012	$9.18	$10.13	2,274
01/01/2013 to 12/31/2013	$10.13	$11.07	9,626
01/01/2014 to 12/31/2014	$11.07	$11.45	22,747
01/01/2015 to 12/31/2015	$11.45	$10.95	23,007
01/01/2016 to 12/31/2016	$10.95	$11.55	80,166
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.52	227
01/01/2014 to 12/31/2014	$10.52	$10.74	15,747
01/01/2015 to 12/31/2015	$10.74	$10.62	17,058
01/01/2016 to 12/31/2016	$10.62	$11.14	31,922
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$14.99	$15.78	20,283,687
01/01/2008 to 12/31/2008	$15.78	$15.73	15,096,348
01/01/2009 to 12/31/2009	$15.73	$17.10	13,071,883
01/01/2010 to 12/31/2010	$17.10	$17.52	10,893,336
01/01/2011 to 12/31/2011	$17.52	$17.66	8,916,345
01/01/2012 to 12/31/2012	$17.66	$18.23	7,531,093
01/01/2013 to 12/31/2013	$18.23	$17.59	6,726,178
01/01/2014 to 12/31/2014	$17.59	$17.32	5,672,418
01/01/2015 to 12/31/2015	$17.32	$17.16	5,016,699
01/01/2016 to 12/31/2016	$17.16	$17.20	4,396,300
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$18.50	$19.75	30,998,663
01/01/2008 to 12/31/2008	$19.75	$19.04	24,173,745
01/01/2009 to 12/31/2009	$19.04	$21.87	20,632,079
01/01/2010 to 12/31/2010	$21.87	$23.23	16,943,180
01/01/2011 to 12/31/2011	$23.23	$23.63	13,842,732
01/01/2012 to 12/31/2012	$23.63	$25.47	12,338,264
01/01/2013 to 12/31/2013	$25.47	$24.66	9,995,014
01/01/2014 to 12/31/2014	$24.66	$25.34	8,475,614
01/01/2015 to 12/31/2015	$25.34	$24.46	7,091,995
01/01/2016 to 12/31/2016	$24.46	$25.14	6,161,602

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.42	0
01/01/2010 to 12/31/2010	$9.42	$10.27	0
01/01/2011 to 12/31/2011	$10.27	$11.10	0
01/01/2012 to 12/31/2012	$11.10	$11.40	0
01/01/2013 to 12/31/2013	$11.40	$11.16	0
01/01/2014 to 12/31/2014	$11.16	$11.06	0
01/01/2015 to 12/31/2015	$11.06	$10.88	0
01/01/2016 to 12/31/2016	$10.88	$10.77	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.82	0
01/01/2010 to 12/31/2010	$8.82	$9.73	0
01/01/2011 to 12/31/2011	$9.73	$11.39	0
01/01/2012 to 12/31/2012	$11.39	$11.94	0
01/01/2013 to 12/31/2013	$11.94	$11.00	0
01/01/2014 to 12/31/2014	$11.00	$11.52	0
01/01/2015 to 12/31/2015	$11.52	$11.53	0
01/01/2016 to 12/31/2016	$11.53	$11.59	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.55	661
01/01/2011 to 12/31/2011	$11.55	$10.72	1,428
01/01/2012 to 12/31/2012	$10.72	$11.97	7,524
01/01/2013 to 12/31/2013	$11.97	$15.51	8,149
01/01/2014 to 12/31/2014	$15.51	$16.87	8,963
01/01/2015 to 12/31/2015	$16.87	$15.84	8,935
01/01/2016 to 12/31/2016	$15.84	$17.76	9,806
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.22	$12.14	12,424,089
01/01/2008 to 12/31/2008	$12.14	$7.79	9,050,627
01/01/2009 to 12/31/2009	$7.79	$9.62	7,140,551
01/01/2010 to 12/31/2010	$9.62	$10.76	5,658,094
01/01/2011 to 12/31/2011	$10.76	$10.35	4,500,509
01/01/2012 to 12/31/2012	$10.35	$11.60	3,975,636
01/01/2013 to 12/31/2013	$11.60	$14.04	4,084,010
01/01/2014 to 12/31/2014	$14.04	$14.81	5,123,719
01/01/2015 to 12/31/2015	$14.81	$14.68	5,614,019
01/01/2016 to 12/31/2016	$14.68	$15.46	7,327,067
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$13.09	0
01/01/2015 to 12/31/2015	$13.09	$12.45	0
01/01/2016 to 12/31/2016	$12.45	$14.10	861

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$30.01	$23.69	4,786,597
01/01/2008 to 12/31/2008	$23.69	$15.17	3,322,496
01/01/2009 to 12/31/2009	$15.17	$19.73	2,536,513
01/01/2010 to 12/31/2010	$19.73	$25.04	2,054,835
01/01/2011 to 12/31/2011	$25.04	$26.31	1,636,127
01/01/2012 to 12/31/2012	$26.31	$29.93	1,447,772
01/01/2013 to 12/31/2013	$29.93	$30.43	1,232,613
01/01/2014 to 12/31/2014	$30.43	$39.28	1,115,800
01/01/2015 to 12/31/2015	$39.28	$40.61	942,477
01/01/2016 to 12/31/2016	$40.61	$41.97	831,813
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$15.43	$12.51	1,527,901
01/01/2008 to 07/18/2008	$12.51	$11.48	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.71	1,397
01/01/2014 to 12/31/2014	$9.71	$10.06	12,631
01/01/2015 to 12/31/2015	$10.06	$9.91	45,016
01/01/2016 to 12/31/2016	$9.91	$10.22	262,917
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	13,357
01/01/2008 to 12/31/2008	$10.00	$7.18	220,768
01/01/2009 to 12/31/2009	$7.18	$8.58	338,696
01/01/2010 to 12/31/2010	$8.58	$9.59	286,142
01/01/2011 to 12/31/2011	$9.59	$9.22	273,057
01/01/2012 to 12/31/2012	$9.22	$10.33	295,842
01/01/2013 to 12/31/2013	$10.33	$12.15	398,771
01/01/2014 to 12/31/2014	$12.15	$12.66	473,666
01/01/2015 to 10/16/2015	$12.66	$12.66	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.60	$11.35	2,991,098
01/01/2008 to 12/31/2008	$11.35	$7.33	2,139,196
01/01/2009 to 12/31/2009	$7.33	$8.95	1,998,747
01/01/2010 to 12/31/2010	$8.95	$10.09	1,518,117
01/01/2011 to 12/31/2011	$10.09	$9.80	1,238,744
01/01/2012 to 12/31/2012	$9.80	$10.69	1,185,031
01/01/2013 to 12/31/2013	$10.69	$12.10	1,160,646
01/01/2014 to 12/31/2014	$12.10	$12.31	1,332,058
01/01/2015 to 12/31/2015	$12.31	$12.25	1,520,140
01/01/2016 to 12/31/2016	$12.25	$12.60	2,103,119
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.48	3,034
01/01/2009 to 11/13/2009	$7.48	$8.39	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.77	644,075
01/01/2013 to 12/31/2013	$10.77	$13.21	616,264
01/01/2014 to 12/31/2014	$13.21	$13.44	524,813
01/01/2015 to 10/16/2015	$13.44	$12.91	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.84	411
01/01/2014 to 12/31/2014	$10.84	$10.96	15,689
01/01/2015 to 10/16/2015	$10.96	$10.48	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.12	2,672
01/01/2009 to 12/31/2009	$6.12	$8.15	870
01/01/2010 to 12/31/2010	$8.15	$9.66	613
01/01/2011 to 12/31/2011	$9.66	$9.05	1,153
01/01/2012 to 12/31/2012	$9.05	$11.31	4,307
01/01/2013 to 12/31/2013	$11.31	$11.64	4,634
01/01/2014 to 12/31/2014	$11.64	$13.07	9,529
01/01/2015 to 12/31/2015	$13.07	$12.88	9,006
01/01/2016 to 12/31/2016	$12.88	$12.81	9,651
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$26.75	$30.06	15,223,886
01/01/2008 to 12/31/2008	$30.06	$17.70	11,936,625
01/01/2009 to 12/31/2009	$17.70	$26.08	9,793,858
01/01/2010 to 12/31/2010	$26.08	$28.36	7,955,865
01/01/2011 to 12/31/2011	$28.36	$26.86	6,567,245
01/01/2012 to 12/31/2012	$26.86	$31.71	5,562,727
01/01/2013 to 12/31/2013	$31.71	$40.57	4,786,108
01/01/2014 to 02/07/2014	$40.57	$39.92	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$36.39	$37.71	16,599,454
01/01/2008 to 12/31/2008	$37.71	$22.06	12,134,923
01/01/2009 to 12/31/2009	$22.06	$25.92	9,504,835
01/01/2010 to 12/31/2010	$25.92	$28.85	7,333,264
01/01/2011 to 12/31/2011	$28.85	$26.88	5,879,232
01/01/2012 to 12/31/2012	$26.88	$31.71	4,811,343
01/01/2013 to 12/31/2013	$31.71	$41.76	4,091,526
01/01/2014 to 12/31/2014	$41.76	$46.58	3,561,789
01/01/2015 to 12/31/2015	$46.58	$43.80	3,597,245
01/01/2016 to 12/31/2016	$43.80	$48.18	3,118,732
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$4.47	$5.26	12,013,797
01/01/2008 to 12/31/2008	$5.26	$3.07	9,409,948
01/01/2009 to 12/31/2009	$3.07	$4.76	8,121,170
01/01/2010 to 12/31/2010	$4.76	$5.62	6,101,814
01/01/2011 to 12/31/2011	$5.62	$5.38	4,535,367
01/01/2012 to 12/31/2012	$5.38	$6.34	3,777,430
01/01/2013 to 12/31/2013	$6.34	$8.27	3,161,832
01/01/2014 to 12/31/2014	$8.27	$9.09	2,703,265
01/01/2015 to 12/31/2015	$9.09	$8.45	15,980,177
01/01/2016 to 12/31/2016	$8.45	$8.47	13,867,971

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	8,576
01/01/2008 to 12/31/2008	$10.17	$7.60	233,643
01/01/2009 to 12/31/2009	$7.60	$9.25	933,725
01/01/2010 to 12/31/2010	$9.25	$10.18	937,483
01/01/2011 to 12/31/2011	$10.18	$9.98	864,621
01/01/2012 to 12/31/2012	$9.98	$10.84	904,960
01/01/2013 to 12/31/2013	$10.84	$11.74	789,219
01/01/2014 to 12/31/2014	$11.74	$12.04	693,533
01/01/2015 to 12/31/2015	$12.04	$11.77	588,251
01/01/2016 to 12/31/2016	$11.77	$12.21	574,531
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$27.07	$25.32	4,753,468
01/01/2008 to 12/31/2008	$25.32	$18.31	3,516,151
01/01/2009 to 12/31/2009	$18.31	$22.91	2,739,839
01/01/2010 to 12/31/2010	$22.91	$28.63	2,139,113
01/01/2011 to 12/31/2011	$28.63	$28.60	1,706,410
01/01/2012 to 12/31/2012	$28.60	$32.62	1,431,288
01/01/2013 to 12/31/2013	$32.62	$44.65	1,250,722
01/01/2014 to 12/31/2014	$44.65	$47.19	1,086,290
01/01/2015 to 12/31/2015	$47.19	$43.98	935,154
01/01/2016 to 12/31/2016	$43.98	$53.90	800,779
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$13.63	$14.10	52,212,928
01/01/2008 to 12/31/2008	$14.10	$14.25	57,864,919
01/01/2009 to 12/31/2009	$14.25	$14.09	34,323,383
01/01/2010 to 12/31/2010	$14.09	$13.89	24,767,851
01/01/2011 to 12/31/2011	$13.89	$13.70	21,146,279
01/01/2012 to 12/31/2012	$13.70	$13.51	17,079,423
01/01/2013 to 12/31/2013	$13.51	$13.32	13,291,565
01/01/2014 to 12/31/2014	$13.32	$13.13	13,654,097
01/01/2015 to 12/31/2015	$13.13	$12.95	12,534,974
01/01/2016 to 12/31/2016	$12.95	$12.77	11,390,209
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$17.76	$17.95	10,124,618
01/01/2008 to 12/31/2008	$17.95	$13.17	7,503,093
01/01/2009 to 12/31/2009	$13.17	$17.61	7,533,659
01/01/2010 to 12/31/2010	$17.61	$19.71	6,013,578
01/01/2011 to 12/31/2011	$19.71	$20.05	4,860,005
01/01/2012 to 12/31/2012	$20.05	$22.51	4,606,006
01/01/2013 to 12/31/2013	$22.51	$23.79	3,969,184
01/01/2014 to 12/31/2014	$23.79	$24.05	2,555,840
01/01/2015 to 12/31/2015	$24.05	$22.87	2,162,116
01/01/2016 to 12/31/2016	$22.87	$26.02	2,049,277

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$26.64	$25.48	11,112,691
01/01/2008 to 12/31/2008	$25.48	$14.70	7,901,436
01/01/2009 to 12/31/2009	$14.70	$17.31	6,166,484
01/01/2010 to 12/31/2010	$17.31	$19.31	4,821,463
01/01/2011 to 12/31/2011	$19.31	$18.25	3,892,159
01/01/2012 to 12/31/2012	$18.25	$21.03	3,307,201
01/01/2013 to 12/31/2013	$21.03	$29.00	2,912,200
01/01/2014 to 12/31/2014	$29.00	$32.53	2,587,068
01/01/2015 to 12/31/2015	$32.53	$29.56	2,241,065
01/01/2016 to 12/31/2016	$29.56	$34.94	2,017,175
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$21.51	$25.25	20,533,823
01/01/2008 to 12/31/2008	$25.25	$12.39	15,378,715
01/01/2009 to 12/31/2009	$12.39	$16.53	12,029,702
01/01/2010 to 12/31/2010	$16.53	$18.66	9,350,779
01/01/2011 to 12/31/2011	$18.66	$16.02	7,616,795
01/01/2012 to 12/31/2012	$16.02	$19.02	6,293,086
01/01/2013 to 12/31/2013	$19.02	$22.32	5,340,846
01/01/2014 to 12/31/2014	$22.32	$20.79	4,821,411
01/01/2015 to 12/31/2015	$20.79	$21.15	4,259,448
01/01/2016 to 12/31/2016	$21.15	$20.07	3,802,360
AST International Value Portfolio
01/01/2007 to 12/31/2007	$19.57	$22.73	6,106,551
01/01/2008 to 12/31/2008	$22.73	$12.55	4,054,998
01/01/2009 to 12/31/2009	$12.55	$16.15	3,231,676
01/01/2010 to 12/31/2010	$16.15	$17.68	2,556,374
01/01/2011 to 12/31/2011	$17.68	$15.25	2,148,928
01/01/2012 to 12/31/2012	$15.25	$17.54	1,527,083
01/01/2013 to 12/31/2013	$17.54	$20.66	1,321,160
01/01/2014 to 12/31/2014	$20.66	$19.01	1,138,759
01/01/2015 to 12/31/2015	$19.01	$18.90	1,039,181
01/01/2016 to 12/31/2016	$18.90	$18.74	943,283
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.93	$12.00	0
01/01/2010 to 12/31/2010	$12.00	$13.11	0
01/01/2011 to 12/31/2011	$13.11	$14.53	3,256
01/01/2012 to 12/31/2012	$14.53	$15.68	39
01/01/2013 to 12/31/2013	$15.68	$14.97	0
01/01/2014 to 12/31/2014	$14.97	$15.75	0
01/01/2015 to 12/31/2015	$15.75	$15.71	0
01/01/2016 to 12/31/2016	$15.71	$16.14	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	52,352
01/01/2008 to 12/31/2008	$10.19	$6.96	106,334
01/01/2009 to 12/31/2009	$6.96	$8.70	330,295
01/01/2010 to 12/31/2010	$8.70	$9.76	409,522
01/01/2011 to 12/31/2011	$9.76	$9.57	437,253
01/01/2012 to 12/31/2012	$9.57	$10.72	411,264
01/01/2013 to 12/31/2013	$10.72	$12.29	374,150
01/01/2014 to 12/31/2014	$12.29	$12.89	536,073
01/01/2015 to 12/31/2015	$12.89	$12.57	467,108
01/01/2016 to 12/31/2016	$12.57	$13.04	464,173
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$38.49	$41.54	5,243,629
01/01/2008 to 12/31/2008	$41.54	$24.01	3,716,140
01/01/2009 to 12/31/2009	$24.01	$32.16	3,101,048
01/01/2010 to 12/31/2010	$32.16	$33.99	2,383,365
01/01/2011 to 12/31/2011	$33.99	$30.45	1,957,140
01/01/2012 to 12/31/2012	$30.45	$36.60	1,679,191
01/01/2013 to 12/31/2013	$36.60	$41.63	1,487,091
01/01/2014 to 12/31/2014	$41.63	$38.43	1,330,411
01/01/2015 to 12/31/2015	$38.43	$36.84	1,220,771
01/01/2016 to 12/31/2016	$36.84	$37.02	1,083,383
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$21.63	$21.74	5,343,871
01/01/2008 to 12/31/2008	$21.74	$17.66	4,924,248
01/01/2009 to 12/31/2009	$17.66	$21.24	3,931,329
01/01/2010 to 12/31/2010	$21.24	$22.48	3,035,081
01/01/2011 to 12/31/2011	$22.48	$22.22	2,464,540
01/01/2012 to 12/31/2012	$22.22	$24.25	2,113,388
01/01/2013 to 12/31/2013	$24.25	$26.55	1,842,468
01/01/2014 to 12/31/2014	$26.55	$27.61	1,643,068
01/01/2015 to 12/31/2015	$27.61	$27.17	1,500,221
01/01/2016 to 12/31/2016	$27.17	$27.82	1,413,371
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.30	0
01/01/2011 to 12/31/2011	$11.30	$11.21	5,109
01/01/2012 to 12/31/2012	$11.21	$12.74	4,872
01/01/2013 to 12/31/2013	$12.74	$17.14	11,180
01/01/2014 to 12/31/2014	$17.14	$18.51	10,771
01/01/2015 to 12/31/2015	$18.51	$20.19	15,521
01/01/2016 to 12/31/2016	$20.19	$19.62	10,131

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$18.88	$21.40	32,924,267
01/01/2008 to 12/31/2008	$21.40	$11.89	23,595,291
01/01/2009 to 12/31/2009	$11.89	$15.21	17,981,040
01/01/2010 to 12/31/2010	$15.21	$17.96	13,671,294
01/01/2011 to 12/31/2011	$17.96	$17.55	10,865,925
01/01/2012 to 12/31/2012	$17.55	$19.42	9,007,613
01/01/2013 to 12/31/2013	$19.42	$26.16	7,501,705
01/01/2014 to 12/31/2014	$26.16	$28.53	12,766,161
01/01/2015 to 12/31/2015	$28.53	$30.96	11,125,810
01/01/2016 to 12/31/2016	$30.96	$32.23	9,727,048
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.63	$14.26	6,998,946
01/01/2008 to 12/31/2008	$14.26	$10.79	6,398,029
01/01/2009 to 12/31/2009	$10.79	$14.32	5,607,447
01/01/2010 to 12/31/2010	$14.32	$16.02	3,642,141
01/01/2011 to 12/31/2011	$16.02	$17.40	2,887,261
01/01/2012 to 12/31/2012	$17.40	$18.17	2,430,574
01/01/2013 to 12/31/2013	$18.17	$17.56	1,960,940
01/01/2014 to 12/31/2014	$17.56	$18.42	1,903,771
01/01/2015 to 12/31/2015	$18.42	$18.06	1,646,118
01/01/2016 to 12/31/2016	$18.06	$18.27	1,603,818
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$14.72	$15.88	4,592,105
01/01/2008 to 12/31/2008	$15.88	$10.33	3,014,319
01/01/2009 to 12/31/2009	$10.33	$13.40	2,460,934
01/01/2010 to 12/31/2010	$13.40	$14.80	1,882,386
01/01/2011 to 12/31/2011	$14.80	$14.14	1,567,778
01/01/2012 to 12/31/2012	$14.14	$17.16	1,345,547
01/01/2013 to 12/31/2013	$17.16	$21.59	1,264,615
01/01/2014 to 12/31/2014	$21.59	$22.06	1,103,149
01/01/2015 to 12/31/2015	$22.06	$21.44	990,398
01/01/2016 to 12/31/2016	$21.44	$22.64	892,389
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$8.51	$9.66	24,531,391
01/01/2008 to 12/31/2008	$9.66	$6.07	19,334,321
01/01/2009 to 12/31/2009	$6.07	$7.44	15,520,099
01/01/2010 to 12/31/2010	$7.44	$8.27	12,292,529
01/01/2011 to 12/31/2011	$8.27	$8.11	10,114,014
01/01/2012 to 12/31/2012	$8.11	$9.36	8,473,688
01/01/2013 to 12/31/2013	$9.36	$12.61	7,258,837
01/01/2014 to 12/31/2014	$12.61	$13.52	6,366,054
01/01/2015 to 12/31/2015	$13.52	$14.29	5,673,031
01/01/2016 to 12/31/2016	$14.29	$14.36	4,990,752
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.21	0
01/01/2013 to 12/31/2013	$10.21	$13.54	0
01/01/2014 to 12/31/2014	$13.54	$14.71	0
01/01/2015 to 12/31/2015	$14.71	$14.40	0
01/01/2016 to 12/31/2016	$14.40	$16.11	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.42	0
01/01/2013 to 12/31/2013	$10.42	$9.98	0
01/01/2014 to 12/31/2014	$9.98	$10.35	0
01/01/2015 to 10/16/2015	$10.35	$10.34	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$23.84	$28.72	14,075,022
01/01/2008 to 12/31/2008	$28.72	$16.09	10,066,875
01/01/2009 to 12/31/2009	$16.09	$20.59	8,075,857
01/01/2010 to 12/31/2010	$20.59	$26.12	6,544,893
01/01/2011 to 12/31/2011	$26.12	$26.19	5,249,931
01/01/2012 to 12/31/2012	$26.19	$29.02	4,393,380
01/01/2013 to 12/31/2013	$29.02	$37.95	3,738,653
01/01/2014 to 12/31/2014	$37.95	$40.39	3,194,846
01/01/2015 to 10/16/2015	$40.39	$41.50	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$10.12	$11.85	12,227,188
01/01/2008 to 12/31/2008	$11.85	$6.71	9,383,710
01/01/2009 to 12/31/2009	$6.71	$8.11	7,861,269
01/01/2010 to 12/31/2010	$8.11	$9.62	6,432,003
01/01/2011 to 04/29/2011	$9.62	$10.80	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$34.93	$35.53	12,804,521
01/01/2008 to 12/31/2008	$35.53	$20.23	9,025,522
01/01/2009 to 12/31/2009	$20.23	$28.05	7,001,733
01/01/2010 to 12/31/2010	$28.05	$34.14	5,420,696
01/01/2011 to 12/31/2011	$34.14	$32.83	4,323,383
01/01/2012 to 12/31/2012	$32.83	$37.91	3,538,167
01/01/2013 to 12/31/2013	$37.91	$53.08	3,045,986
01/01/2014 to 12/31/2014	$53.08	$59.80	2,639,121
01/01/2015 to 12/31/2015	$59.80	$55.64	2,282,455
01/01/2016 to 12/31/2016	$55.64	$64.86	1,994,227
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.34	4,901,121
01/01/2013 to 12/31/2013	$10.34	$12.13	4,080,500
01/01/2014 to 12/31/2014	$12.13	$12.57	3,469,189
01/01/2015 to 12/31/2015	$12.57	$12.24	3,033,702
01/01/2016 to 12/31/2016	$12.24	$12.59	2,680,231
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.58	0
01/01/2009 to 12/31/2009	$5.58	$9.16	3,116
01/01/2010 to 12/31/2010	$9.16	$11.05	19,317
01/01/2011 to 12/31/2011	$11.05	$8.68	8,071
01/01/2012 to 12/31/2012	$8.68	$10.10	7,479
01/01/2013 to 12/31/2013	$10.10	$9.98	16,110
01/01/2014 to 12/31/2014	$9.98	$9.38	16,733
01/01/2015 to 12/31/2015	$9.38	$7.70	17,448
01/01/2016 to 12/31/2016	$7.70	$8.53	18,337

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.69	$11.46	3,745,244
01/01/2008 to 12/31/2008	$11.46	$9.09	5,659,564
01/01/2009 to 12/31/2009	$9.09	$10.76	5,607,892
01/01/2010 to 12/31/2010	$10.76	$11.73	5,322,609
01/01/2011 to 12/31/2011	$11.73	$11.69	5,359,826
01/01/2012 to 12/31/2012	$11.69	$12.72	5,429,828
01/01/2013 to 12/31/2013	$12.72	$13.69	4,824,905
01/01/2014 to 12/31/2014	$13.69	$14.28	4,770,903
01/01/2015 to 12/31/2015	$14.28	$14.10	4,771,117
01/01/2016 to 12/31/2016	$14.10	$14.67	5,403,196
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.64	0
01/01/2013 to 12/31/2013	$10.64	$10.25	0
01/01/2014 to 12/31/2014	$10.25	$10.72	0
01/01/2015 to 12/31/2015	$10.72	$10.54	1,024
01/01/2016 to 12/31/2016	$10.54	$10.83	183
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.50	$11.54	2,287,035
01/01/2008 to 12/31/2008	$11.54	$6.74	1,810,519
01/01/2009 to 12/31/2009	$6.74	$8.38	1,360,956
01/01/2010 to 12/31/2010	$8.38	$9.83	1,121,959
01/01/2011 to 12/31/2011	$9.83	$9.09	986,838
01/01/2012 to 12/31/2012	$9.09	$10.12	1,006,570
01/01/2013 to 12/31/2013	$10.12	$11.68	908,794
01/01/2014 to 12/31/2014	$11.68	$12.58	1,537,876
01/01/2015 to 12/31/2015	$12.58	$12.32	2,144,128
01/01/2016 to 12/31/2016	$12.32	$13.38	3,114,057
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.70	0
01/01/2014 to 12/31/2014	$11.70	$13.29	0
01/01/2015 to 12/31/2015	$13.29	$13.31	0
01/01/2016 to 12/31/2016	$13.31	$14.55	0
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$14.52	$14.61	12,257,499
01/01/2008 to 12/31/2008	$14.61	$8.83	8,165,093
01/01/2009 to 12/31/2009	$8.83	$10.61	6,196,983
01/01/2010 to 12/31/2010	$10.61	$12.03	4,770,751
01/01/2011 to 12/31/2011	$12.03	$12.27	3,959,676
01/01/2012 to 12/31/2012	$12.27	$14.38	3,213,985
01/01/2013 to 12/31/2013	$14.38	$18.77	2,695,646
01/01/2014 to 12/31/2014	$18.77	$21.70	2,432,339
01/01/2015 to 12/31/2015	$21.70	$22.05	2,070,601
01/01/2016 to 12/31/2016	$22.05	$24.97	1,850,927

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.92	0
01/01/2012 to 12/31/2012	$8.92	$9.95	0
01/01/2013 to 12/31/2013	$9.95	$12.00	17,447
01/01/2014 to 12/31/2014	$12.00	$12.61	16,537
01/01/2015 to 12/31/2015	$12.61	$12.45	39,913
01/01/2016 to 12/31/2016	$12.45	$13.05	69,989
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	44,706
01/01/2008 to 12/31/2008	$10.04	$7.17	703,041
01/01/2009 to 12/31/2009	$7.17	$8.73	1,086,235
01/01/2010 to 12/31/2010	$8.73	$9.63	1,076,591
01/01/2011 to 12/31/2011	$9.63	$9.32	1,088,402
01/01/2012 to 12/31/2012	$9.32	$10.14	1,208,847
01/01/2013 to 12/31/2013	$10.14	$11.24	1,075,643
01/01/2014 to 12/31/2014	$11.24	$11.65	1,047,164
01/01/2015 to 12/31/2015	$11.65	$11.47	988,104
01/01/2016 to 12/31/2016	$11.47	$11.85	1,029,666
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	148,426
01/01/2008 to 12/31/2008	$11.51	$7.35	188,488
01/01/2009 to 12/31/2009	$7.35	$9.20	280,987
01/01/2010 to 12/31/2010	$9.20	$10.37	303,595
01/01/2011 to 12/31/2011	$10.37	$9.98	291,692
01/01/2012 to 12/31/2012	$9.98	$11.40	287,577
01/01/2013 to 12/31/2013	$11.40	$13.28	509,331
01/01/2014 to 12/31/2014	$13.28	$13.80	512,576
01/01/2015 to 12/31/2015	$13.80	$13.53	2,264,520
01/01/2016 to 12/31/2016	$13.53	$14.25	2,059,159
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$16.87	$18.12	4,618,102
01/01/2008 to 12/31/2008	$18.12	$12.47	3,301,196
01/01/2009 to 12/31/2009	$12.47	$15.67	2,909,983
01/01/2010 to 12/31/2010	$15.67	$17.28	2,328,603
01/01/2011 to 12/31/2011	$17.28	$16.46	2,001,597
01/01/2012 to 12/31/2012	$16.46	$18.04	1,701,703
01/01/2013 to 12/31/2013	$18.04	$20.34	1,487,523
01/01/2014 to 12/31/2014	$20.34	$20.67	1,315,454
01/01/2015 to 10/16/2015	$20.67	$20.14	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$12.08	$13.25	5,801,105
01/01/2008 to 12/31/2008	$13.25	$7.30	4,055,466
01/01/2009 to 12/31/2009	$7.30	$9.55	2,973,182
01/01/2010 to 12/31/2010	$9.55	$12.48	2,233,337
01/01/2011 to 12/31/2011	$12.48	$10.70	6,022,637
01/01/2012 to 12/31/2012	$10.70	$12.66	4,924,697
01/01/2013 to 12/31/2013	$12.66	$17.58	4,045,290
01/01/2014 to 12/31/2014	$17.58	$18.19	3,549,857
01/01/2015 to 12/31/2015	$18.19	$18.18	3,140,831
01/01/2016 to 12/31/2016	$18.18	$19.30	2,781,597

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$18.73	$19.79	4,154,689
01/01/2008 to 12/31/2008	$19.79	$12.68	3,286,399
01/01/2009 to 12/31/2009	$12.68	$16.74	2,693,794
01/01/2010 to 12/31/2010	$16.74	$22.52	2,310,461
01/01/2011 to 12/31/2011	$22.52	$21.99	1,837,485
01/01/2012 to 12/31/2012	$21.99	$24.32	1,542,659
01/01/2013 to 12/31/2013	$24.32	$32.42	1,330,742
01/01/2014 to 12/31/2014	$32.42	$33.18	1,114,092
01/01/2015 to 12/31/2015	$33.18	$32.98	1,029,965
01/01/2016 to 12/31/2016	$32.98	$36.44	895,312
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$24.07	$22.40	10,352,539
01/01/2008 to 12/31/2008	$22.40	$15.52	7,561,059
01/01/2009 to 12/31/2009	$15.52	$19.44	5,742,455
01/01/2010 to 12/31/2010	$19.44	$24.15	4,383,068
01/01/2011 to 12/31/2011	$24.15	$22.39	3,448,221
01/01/2012 to 12/31/2012	$22.39	$26.08	2,840,903
01/01/2013 to 12/31/2013	$26.08	$35.34	2,399,560
01/01/2014 to 12/31/2014	$35.34	$36.68	2,110,720
01/01/2015 to 12/31/2015	$36.68	$34.61	1,874,038
01/01/2016 to 12/31/2016	$34.61	$44.09	1,609,327
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$24.75	$25.94	8,736,406
01/01/2008 to 12/31/2008	$25.94	$18.94	6,383,908
01/01/2009 to 12/31/2009	$18.94	$23.19	5,164,275
01/01/2010 to 12/31/2010	$23.19	$25.50	4,310,936
01/01/2011 to 12/31/2011	$25.50	$25.64	3,582,585
01/01/2012 to 12/31/2012	$25.64	$28.69	3,198,085
01/01/2013 to 12/31/2013	$28.69	$33.05	3,045,131
01/01/2014 to 12/31/2014	$33.05	$34.51	3,033,107
01/01/2015 to 12/31/2015	$34.51	$34.04	3,090,797
01/01/2016 to 12/31/2016	$34.04	$36.09	2,947,259
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$15.20	$14.45	5,415,506
01/01/2008 to 12/31/2008	$14.45	$8.28	3,533,290
01/01/2009 to 12/31/2009	$8.28	$10.11	2,626,014
01/01/2010 to 12/31/2010	$10.11	$11.29	1,846,042
01/01/2011 to 12/31/2011	$11.29	$10.95	1,500,093
01/01/2012 to 12/31/2012	$10.95	$12.65	1,579,345
01/01/2013 to 12/31/2013	$12.65	$16.18	1,587,391
01/01/2014 to 12/31/2014	$16.18	$17.15	1,448,412
01/01/2015 to 10/16/2015	$17.15	$15.93	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.12	$16.14	6,732,243
01/01/2008 to 12/31/2008	$16.14	$9.46	5,011,268
01/01/2009 to 12/31/2009	$9.46	$14.30	4,583,268
01/01/2010 to 12/31/2010	$14.30	$16.33	3,544,993
01/01/2011 to 12/31/2011	$16.33	$15.83	2,925,246
01/01/2012 to 12/31/2012	$15.83	$18.35	2,586,707
01/01/2013 to 12/31/2013	$18.35	$26.06	2,374,109
01/01/2014 to 12/31/2014	$26.06	$27.84	2,117,503
01/01/2015 to 12/31/2015	$27.84	$30.08	2,085,487
01/01/2016 to 12/31/2016	$30.08	$30.46	1,768,786
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$46.29	$64.12	3,338,402
01/01/2008 to 12/31/2008	$64.12	$31.62	2,168,422
01/01/2009 to 12/31/2009	$31.62	$46.57	1,876,656
01/01/2010 to 12/31/2010	$46.57	$55.30	1,447,315
01/01/2011 to 12/31/2011	$55.30	$46.40	1,197,760
01/01/2012 to 12/31/2012	$46.40	$47.40	955,065
01/01/2013 to 12/31/2013	$47.40	$53.93	760,187
01/01/2014 to 12/31/2014	$53.93	$48.73	662,880
01/01/2015 to 12/31/2015	$48.73	$38.79	572,522
01/01/2016 to 12/31/2016	$38.79	$47.67	528,023
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$14.17	$15.31	7,172,214
01/01/2008 to 12/31/2008	$15.31	$14.73	5,032,896
01/01/2009 to 12/31/2009	$14.73	$16.29	4,059,242
01/01/2010 to 12/31/2010	$16.29	$16.98	3,320,976
01/01/2011 to 12/31/2011	$16.98	$17.43	2,810,279
01/01/2012 to 12/31/2012	$17.43	$18.09	2,390,182
01/01/2013 to 12/31/2013	$18.09	$17.16	2,112,886
01/01/2014 to 12/31/2014	$17.16	$17.02	1,970,013
01/01/2015 to 12/31/2015	$17.02	$16.01	1,674,070
01/01/2016 to 12/31/2016	$16.01	$16.47	1,449,888
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$14.38	$14.34	6,713,543
01/01/2008 to 12/31/2008	$14.34	$8.87	4,556,147
01/01/2009 to 12/31/2009	$8.87	$10.34	3,247,472
01/01/2010 to 12/31/2010	$10.34	$11.46	2,336,317
01/01/2011 to 12/31/2011	$11.46	$11.25	1,901,525
01/01/2012 to 12/31/2012	$11.25	$12.58	1,508,096
01/01/2013 to 12/31/2013	$12.58	$16.69	1,230,011
01/01/2014 to 12/31/2014	$16.69	$16.72	1,014,655
01/01/2015 to 12/31/2015	$16.72	$15.48	821,488
01/01/2016 to 12/31/2016	$15.48	$16.20	685,967

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$13.53	$13.71	3,968,229
01/01/2008 to 12/31/2008	$13.71	$8.36	2,639,180
01/01/2009 to 12/31/2009	$8.36	$11.45	2,070,962
01/01/2010 to 12/31/2010	$11.45	$13.96	1,567,706
01/01/2011 to 12/31/2011	$13.96	$13.29	1,252,740
01/01/2012 to 12/31/2012	$13.29	$15.52	1,045,623
01/01/2013 to 12/31/2013	$15.52	$20.26	866,148
01/01/2014 to 12/31/2014	$20.26	$22.97	826,133
01/01/2015 to 12/31/2015	$22.97	$21.15	659,342
01/01/2016 to 12/31/2016	$21.15	$23.77	584,751
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.41	$12.32	2,942,272
01/01/2008 to 12/31/2008	$12.32	$7.01	1,907,116
01/01/2009 to 12/31/2009	$7.01	$8.87	1,692,634
01/01/2010 to 12/31/2010	$8.87	$10.03	1,379,070
01/01/2011 to 12/31/2011	$10.03	$9.55	1,023,053
01/01/2012 to 12/31/2012	$9.55	$10.45	894,290
01/01/2013 to 12/31/2013	$10.45	$12.41	1,073,146
01/01/2014 to 12/31/2014	$12.41	$12.91	900,417
01/01/2015 to 12/31/2015	$12.91	$12.65	811,799
01/01/2016 to 12/31/2016	$12.65	$13.29	872,743
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	52,914
01/01/2008 to 12/31/2008	$9.98	$9.33	180,451
01/01/2009 to 12/31/2009	$9.33	$10.27	670,033
01/01/2010 to 12/31/2010	$10.27	$10.91	675,981
01/01/2011 to 12/31/2011	$10.91	$11.41	908,418
01/01/2012 to 12/31/2012	$11.41	$12.13	951,592
01/01/2013 to 12/31/2013	$12.13	$11.79	703,842
01/01/2014 to 12/31/2014	$11.79	$12.46	826,728
01/01/2015 to 12/31/2015	$12.46	$12.43	1,235,855
01/01/2016 to 12/31/2016	$12.43	$12.89	1,271,409
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.55	$13.74	1,163,267
01/01/2008 to 12/31/2008	$13.74	$7.97	871,800
01/01/2009 to 12/31/2009	$7.97	$10.99	775,712
01/01/2010 to 07/16/2010	$10.99	$10.78	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.33	$19.65	1,942,716
01/01/2008 to 12/31/2008	$19.65	$11.34	1,273,726
01/01/2009 to 12/31/2009	$11.34	$12.96	967,995
01/01/2010 to 07/16/2010	$12.96	$12.33	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$7.71	$8.51	1,470,839
01/01/2008 to 12/31/2008	$8.51	$6.11	1,160,754
01/01/2009 to 12/31/2009	$6.11	$8.67	1,282,779
01/01/2010 to 07/16/2010	$8.67	$8.11	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$4.43	$4.61	586,853
01/01/2008 to 12/31/2008	$4.61	$2.56	508,944
01/01/2009 to 12/31/2009	$2.56	$3.25	691,544
01/01/2010 to 12/31/2010	$3.25	$3.81	492,125
01/01/2011 to 12/31/2011	$3.81	$3.34	326,802
01/01/2012 to 12/31/2012	$3.34	$3.75	267,317
01/01/2013 to 12/31/2013	$3.75	$4.85	214,916
01/01/2014 to 04/25/2014	$4.85	$5.01	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.65	350,076
01/01/2009 to 12/31/2009	$6.65	$8.53	675,046
01/01/2010 to 12/31/2010	$8.53	$9.28	840,772
01/01/2011 to 12/31/2011	$9.28	$8.99	762,665
01/01/2012 to 09/21/2012	$8.99	$10.09	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$17.60	$19.67	1,631,527
01/01/2008 to 12/31/2008	$19.67	$11.10	919,279
01/01/2009 to 12/31/2009	$11.10	$15.43	711,209
01/01/2010 to 12/31/2010	$15.43	$16.70	435,061
01/01/2011 to 12/31/2011	$16.70	$15.23	359,950
01/01/2012 to 12/31/2012	$15.23	$18.82	337,823
01/01/2013 to 12/31/2013	$18.82	$21.22	255,609
01/01/2014 to 04/25/2014	$21.22	$20.79	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.18	1,033,637
01/01/2012 to 04/27/2012	$8.18	$9.28	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.14	624,799
01/01/2012 to 12/31/2012	$9.14	$10.70	564,209
01/01/2013 to 12/31/2013	$10.70	$13.82	621,929
01/01/2014 to 12/31/2014	$13.82	$15.37	623,494
01/01/2015 to 12/31/2015	$15.37	$15.47	569,906
01/01/2016 to 12/31/2016	$15.47	$17.52	647,457
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$11.45	$12.66	2,614,296
01/01/2008 to 12/31/2008	$12.66	$6.48	1,844,601
01/01/2009 to 12/31/2009	$6.48	$9.11	1,499,857
01/01/2010 to 12/31/2010	$9.11	$11.12	1,061,656
01/01/2011 to 04/29/2011	$11.12	$12.39	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$17.18	$13.18	1,762,073
01/01/2008 to 12/31/2008	$13.18	$5.27	1,367,045
01/01/2009 to 12/31/2009	$5.27	$6.62	1,267,384
01/01/2010 to 12/31/2010	$6.62	$7.20	958,528
01/01/2011 to 04/29/2011	$7.20	$7.60	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$13.86	$15.28	3,305,550
01/01/2008 to 12/31/2008	$15.28	$10.75	2,449,209
01/01/2009 to 12/31/2009	$10.75	$13.54	1,867,960
01/01/2010 to 12/31/2010	$13.54	$14.05	1,453,546
01/01/2011 to 12/31/2011	$14.05	$14.41	1,193,000
01/01/2012 to 12/31/2012	$14.41	$17.17	1,006,460
01/01/2013 to 12/31/2013	$17.17	$23.80	948,579
01/01/2014 to 12/31/2014	$23.80	$28.08	853,138
01/01/2015 to 12/31/2015	$28.08	$28.56	756,829
01/01/2016 to 12/31/2016	$28.56	$24.93	618,755
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.78	761,755
01/01/2013 to 12/31/2013	$9.78	$13.22	672,946
01/01/2014 to 12/31/2014	$13.22	$14.08	556,578
01/01/2015 to 12/31/2015	$14.08	$14.05	503,128
01/01/2016 to 12/31/2016	$14.05	$13.96	440,226
Invesco V.I. Technology Fund - Series I
01/01/2007 to 12/31/2007	$5.66	$6.02	7,195,270
01/01/2008 to 12/31/2008	$6.02	$3.29	5,511,146
01/01/2009 to 12/31/2009	$3.29	$5.11	4,607,261
01/01/2010 to 12/31/2010	$5.11	$6.11	3,689,441
01/01/2011 to 12/31/2011	$6.11	$5.72	2,961,583
01/01/2012 to 12/31/2012	$5.72	$6.28	2,447,390
01/01/2013 to 12/31/2013	$6.28	$7.74	2,085,980
01/01/2014 to 12/31/2014	$7.74	$8.48	1,840,712
01/01/2015 to 12/31/2015	$8.48	$8.93	1,665,725
01/01/2016 to 12/31/2016	$8.93	$8.74	1,429,090
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$11.68	$14.01	154,652
01/01/2008 to 12/31/2008	$14.01	$6.79	69,381
01/01/2009 to 12/31/2009	$6.79	$7.82	60,817
01/01/2010 to 12/31/2010	$7.82	$10.06	121,411
01/01/2011 to 12/31/2011	$10.06	$10.05	128,357
01/01/2012 to 12/31/2012	$10.05	$11.19	45,344
01/01/2013 to 12/31/2013	$11.19	$16.42	55,167
01/01/2014 to 04/25/2014	$16.42	$16.38	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$18.53	$26.21	5,890,015
01/01/2008 to 12/31/2008	$26.21	$10.89	3,591,728
01/01/2009 to 12/31/2009	$10.89	$17.42	3,443,657
01/01/2010 to 12/31/2010	$17.42	$19.95	2,739,132
01/01/2011 to 12/31/2011	$19.95	$15.26	1,950,814
01/01/2012 to 12/31/2012	$15.26	$17.58	1,697,314
01/01/2013 to 12/31/2013	$17.58	$17.34	1,388,004
01/01/2014 to 12/31/2014	$17.34	$16.09	1,179,837
01/01/2015 to 12/31/2015	$16.09	$13.28	1,107,940
01/01/2016 to 08/05/2016	$13.28	$14.57	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.74	1,383,423
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$20.04	$29.19	1,784,483
01/01/2008 to 12/31/2008	$29.19	$14.15	943,922
01/01/2009 to 12/31/2009	$14.15	$21.52	793,917
01/01/2010 to 12/31/2010	$21.52	$24.17	524,566
01/01/2011 to 12/31/2011	$24.17	$17.40	317,641
01/01/2012 to 12/31/2012	$17.40	$19.81	248,036
01/01/2013 to 12/31/2013	$19.81	$22.45	208,012
01/01/2014 to 12/31/2014	$22.45	$21.79	142,580
01/01/2015 to 12/31/2015	$21.79	$19.47	116,333
01/01/2016 to 12/31/2016	$19.47	$19.32	104,308
ProFund VP Banks
01/01/2007 to 12/31/2007	$13.51	$9.69	149,099
01/01/2008 to 12/31/2008	$9.69	$5.07	641,863
01/01/2009 to 12/31/2009	$5.07	$4.79	304,489
01/01/2010 to 12/31/2010	$4.79	$5.11	232,616
01/01/2011 to 12/31/2011	$5.11	$3.69	139,882
01/01/2012 to 12/31/2012	$3.69	$4.86	182,044
01/01/2013 to 12/31/2013	$4.86	$6.39	180,930
01/01/2014 to 12/31/2014	$6.39	$6.96	143,497
01/01/2015 to 12/31/2015	$6.96	$6.83	216,527
01/01/2016 to 12/31/2016	$6.83	$8.30	260,234
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$13.74	$17.71	1,119,737
01/01/2008 to 12/31/2008	$17.71	$8.48	626,269
01/01/2009 to 12/31/2009	$8.48	$13.58	652,128
01/01/2010 to 12/31/2010	$13.58	$17.36	466,704
01/01/2011 to 12/31/2011	$17.36	$14.36	240,349
01/01/2012 to 12/31/2012	$14.36	$15.36	167,807
01/01/2013 to 12/31/2013	$15.36	$17.93	119,789
01/01/2014 to 12/31/2014	$17.93	$17.98	91,384
01/01/2015 to 12/31/2015	$17.98	$15.26	71,184
01/01/2016 to 12/31/2016	$15.26	$17.83	68,009
ProFund VP Bear
01/01/2007 to 12/31/2007	$8.02	$7.95	950,444
01/01/2008 to 12/31/2008	$7.95	$10.97	1,124,203
01/01/2009 to 12/31/2009	$10.97	$7.80	1,011,827
01/01/2010 to 12/31/2010	$7.80	$6.32	781,739
01/01/2011 to 12/31/2011	$6.32	$5.68	677,129
01/01/2012 to 12/31/2012	$5.68	$4.67	551,363
01/01/2013 to 12/31/2013	$4.67	$3.38	636,634
01/01/2014 to 12/31/2014	$3.38	$2.86	623,944
01/01/2015 to 12/31/2015	$2.86	$2.68	1,038,810
01/01/2016 to 12/31/2016	$2.68	$2.30	671,924

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2007 to 12/31/2007	$8.55	$8.33	858,285
01/01/2008 to 12/31/2008	$8.33	$8.36	739,765
01/01/2009 to 12/31/2009	$8.36	$8.55	352,580
01/01/2010 to 12/31/2010	$8.55	$8.86	234,901
01/01/2011 to 12/31/2011	$8.86	$9.31	197,640
01/01/2012 to 12/31/2012	$9.31	$12.92	269,610
01/01/2013 to 12/31/2013	$12.92	$21.46	340,641
01/01/2014 to 12/31/2014	$21.46	$27.45	289,710
01/01/2015 to 12/31/2015	$27.45	$27.96	232,535
01/01/2016 to 12/31/2016	$27.96	$23.30	166,982
ProFund VP Bull
01/01/2007 to 12/31/2007	$12.04	$12.29	3,588,555
01/01/2008 to 12/31/2008	$12.29	$7.55	1,919,068
01/01/2009 to 12/31/2009	$7.55	$9.26	1,535,905
01/01/2010 to 12/31/2010	$9.26	$10.28	1,034,913
01/01/2011 to 12/31/2011	$10.28	$10.14	1,502,581
01/01/2012 to 12/31/2012	$10.14	$11.38	904,402
01/01/2013 to 12/31/2013	$11.38	$14.56	736,693
01/01/2014 to 12/31/2014	$14.56	$16.01	877,852
01/01/2015 to 12/31/2015	$16.01	$15.71	463,717
01/01/2016 to 12/31/2016	$15.71	$16.99	389,605
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$11.38	$12.07	439,157
01/01/2008 to 12/31/2008	$12.07	$8.72	202,714
01/01/2009 to 12/31/2009	$8.72	$10.46	306,754
01/01/2010 to 12/31/2010	$10.46	$12.10	160,276
01/01/2011 to 12/31/2011	$12.10	$12.76	132,119
01/01/2012 to 12/31/2012	$12.76	$13.95	85,013
01/01/2013 to 12/31/2013	$13.95	$17.67	72,298
01/01/2014 to 12/31/2014	$17.67	$19.20	64,202
01/01/2015 to 12/31/2015	$19.20	$19.72	74,920
01/01/2016 to 12/31/2016	$19.72	$20.13	55,676
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$9.99	$9.04	38,240
01/01/2008 to 12/31/2008	$9.04	$6.12	226,008
01/01/2009 to 12/31/2009	$6.12	$7.89	114,945
01/01/2010 to 12/31/2010	$7.89	$9.44	162,191
01/01/2011 to 12/31/2011	$9.44	$9.82	99,854
01/01/2012 to 12/31/2012	$9.82	$11.82	126,275
01/01/2013 to 12/31/2013	$11.82	$16.31	99,155
01/01/2014 to 12/31/2014	$16.31	$18.08	40,528
01/01/2015 to 12/31/2015	$18.08	$18.67	43,599
01/01/2016 to 12/31/2016	$18.67	$19.17	28,498

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$10.97	$12.40	2,052,602
01/01/2008 to 12/31/2008	$12.40	$6.84	1,133,104
01/01/2009 to 12/31/2009	$6.84	$8.93	1,794,383
01/01/2010 to 12/31/2010	$8.93	$9.03	1,211,524
01/01/2011 to 12/31/2011	$9.03	$8.12	571,637
01/01/2012 to 12/31/2012	$8.12	$9.33	735,069
01/01/2013 to 12/31/2013	$9.33	$11.19	633,151
01/01/2014 to 12/31/2014	$11.19	$10.08	376,430
01/01/2015 to 12/31/2015	$10.08	$8.86	332,972
01/01/2016 to 12/31/2016	$8.86	$9.42	315,245
ProFund VP Financials
01/01/2007 to 12/31/2007	$12.70	$10.13	425,356
01/01/2008 to 12/31/2008	$10.13	$4.94	536,077
01/01/2009 to 12/31/2009	$4.94	$5.60	450,279
01/01/2010 to 12/31/2010	$5.60	$6.12	385,818
01/01/2011 to 12/31/2011	$6.12	$5.20	224,374
01/01/2012 to 12/31/2012	$5.20	$6.40	272,844
01/01/2013 to 12/31/2013	$6.40	$8.33	235,274
01/01/2014 to 12/31/2014	$8.33	$9.28	227,330
01/01/2015 to 12/31/2015	$9.28	$9.01	188,297
01/01/2016 to 12/31/2016	$9.01	$10.25	186,290
ProFund VP Health Care
01/01/2007 to 12/31/2007	$9.04	$9.50	993,156
01/01/2008 to 12/31/2008	$9.50	$7.09	614,353
01/01/2009 to 12/31/2009	$7.09	$8.36	442,429
01/01/2010 to 12/31/2010	$8.36	$8.47	284,690
01/01/2011 to 12/31/2011	$8.47	$9.20	254,453
01/01/2012 to 12/31/2012	$9.20	$10.65	261,952
01/01/2013 to 12/31/2013	$10.65	$14.68	293,362
01/01/2014 to 12/31/2014	$14.68	$17.90	269,160
01/01/2015 to 12/31/2015	$17.90	$18.54	233,579
01/01/2016 to 12/31/2016	$18.54	$17.54	181,350
ProFund VP Industrials
01/01/2007 to 12/31/2007	$12.48	$13.75	333,012
01/01/2008 to 12/31/2008	$13.75	$8.07	425,698
01/01/2009 to 12/31/2009	$8.07	$9.87	185,356
01/01/2010 to 12/31/2010	$9.87	$12.04	162,315
01/01/2011 to 12/31/2011	$12.04	$11.66	90,198
01/01/2012 to 12/31/2012	$11.66	$13.32	83,989
01/01/2013 to 12/31/2013	$13.32	$18.14	124,792
01/01/2014 to 12/31/2014	$18.14	$18.89	65,424
01/01/2015 to 12/31/2015	$18.89	$17.99	54,550
01/01/2016 to 12/31/2016	$17.99	$20.85	67,667

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
01/01/2007 to 12/31/2007	$19.07	$20.71	176,484
01/01/2008 to 12/31/2008	$20.71	$11.27	79,408
01/01/2009 to 12/31/2009	$11.27	$19.69	175,547
01/01/2010 to 12/31/2010	$19.69	$26.27	124,748
01/01/2011 to 12/31/2011	$26.27	$24.11	73,298
01/01/2012 to 12/31/2012	$24.11	$28.47	83,046
01/01/2013 to 12/31/2013	$28.47	$42.59	70,400
01/01/2014 to 12/31/2014	$42.59	$42.47	53,069
01/01/2015 to 12/31/2015	$42.47	$50.39	63,685
01/01/2016 to 12/31/2016	$50.39	$52.44	47,145
ProFund VP Japan
01/01/2007 to 12/31/2007	$14.69	$13.03	540,226
01/01/2008 to 12/31/2008	$13.03	$7.60	426,513
01/01/2009 to 12/31/2009	$7.60	$8.27	592,483
01/01/2010 to 12/31/2010	$8.27	$7.62	504,105
01/01/2011 to 12/31/2011	$7.62	$6.12	244,964
01/01/2012 to 12/31/2012	$6.12	$7.42	290,435
01/01/2013 to 12/31/2013	$7.42	$10.84	235,123
01/01/2014 to 12/31/2014	$10.84	$11.04	138,200
01/01/2015 to 12/31/2015	$11.04	$11.52	159,510
01/01/2016 to 12/31/2016	$11.52	$11.40	105,152
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.11	$11.71	1,798,726
01/01/2008 to 12/31/2008	$11.71	$7.45	957,258
01/01/2009 to 12/31/2009	$7.45	$9.53	1,218,390
01/01/2010 to 12/31/2010	$9.53	$10.63	989,188
01/01/2011 to 12/31/2011	$10.63	$10.81	687,964
01/01/2012 to 12/31/2012	$10.81	$12.01	441,624
01/01/2013 to 12/31/2013	$12.01	$15.48	455,355
01/01/2014 to 12/31/2014	$15.48	$17.24	432,901
01/01/2015 to 12/31/2015	$17.24	$17.63	330,110
01/01/2016 to 12/31/2016	$17.63	$18.26	217,401
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.33	$12.17	2,031,626
01/01/2008 to 12/31/2008	$12.17	$7.14	1,859,479
01/01/2009 to 12/31/2009	$7.14	$8.42	858,462
01/01/2010 to 12/31/2010	$8.42	$9.37	697,406
01/01/2011 to 12/31/2011	$9.37	$9.12	376,665
01/01/2012 to 12/31/2012	$9.12	$10.38	313,222
01/01/2013 to 12/31/2013	$10.38	$13.29	215,935
01/01/2014 to 12/31/2014	$13.29	$14.48	225,191
01/01/2015 to 12/31/2015	$14.48	$13.60	181,526
01/01/2016 to 12/31/2016	$13.60	$15.48	182,768

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$11.98	$13.20	1,364,657
01/01/2008 to 12/31/2008	$13.20	$7.96	795,911
01/01/2009 to 12/31/2009	$7.96	$10.86	1,274,910
01/01/2010 to 12/31/2010	$10.86	$13.75	1,207,046
01/01/2011 to 12/31/2011	$13.75	$13.17	715,556
01/01/2012 to 12/31/2012	$13.17	$14.98	466,126
01/01/2013 to 12/31/2013	$14.98	$19.28	408,737
01/01/2014 to 12/31/2014	$19.28	$20.13	305,185
01/01/2015 to 12/31/2015	$20.13	$19.90	240,193
01/01/2016 to 12/31/2016	$19.90	$22.15	183,777
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$13.96	$13.90	1,764,485
01/01/2008 to 12/31/2008	$13.90	$8.73	880,735
01/01/2009 to 12/31/2009	$8.73	$11.26	931,330
01/01/2010 to 12/31/2010	$11.26	$13.38	663,369
01/01/2011 to 12/31/2011	$13.38	$12.67	598,037
01/01/2012 to 12/31/2012	$12.67	$14.57	400,972
01/01/2013 to 12/31/2013	$14.57	$18.98	372,388
01/01/2014 to 12/31/2014	$18.98	$20.62	210,087
01/01/2015 to 12/31/2015	$20.62	$18.66	169,770
01/01/2016 to 12/31/2016	$18.66	$22.88	188,683
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$5.55	$6.44	2,932,740
01/01/2008 to 12/31/2008	$6.44	$3.65	1,796,126
01/01/2009 to 12/31/2009	$3.65	$5.47	2,035,640
01/01/2010 to 12/31/2010	$5.47	$6.38	1,362,711
01/01/2011 to 12/31/2011	$6.38	$6.38	1,059,058
01/01/2012 to 12/31/2012	$6.38	$7.31	804,125
01/01/2013 to 12/31/2013	$7.31	$9.68	815,942
01/01/2014 to 12/31/2014	$9.68	$11.17	695,837
01/01/2015 to 12/31/2015	$11.17	$11.83	606,463
01/01/2016 to 12/31/2016	$11.83	$12.28	424,463
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$17.80	$23.24	2,021,283
01/01/2008 to 12/31/2008	$23.24	$14.45	1,200,018
01/01/2009 to 12/31/2009	$14.45	$16.46	935,373
01/01/2010 to 12/31/2010	$16.46	$19.11	678,241
01/01/2011 to 12/31/2011	$19.11	$19.26	581,324
01/01/2012 to 12/31/2012	$19.26	$19.54	450,492
01/01/2013 to 12/31/2013	$19.54	$23.91	337,467
01/01/2014 to 12/31/2014	$23.91	$21.01	302,922
01/01/2015 to 12/31/2015	$21.01	$15.87	243,704
01/01/2016 to 12/31/2016	$15.87	$19.44	263,612

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$8.38	$8.45	282,028
01/01/2008 to 12/31/2008	$8.45	$6.71	267,400
01/01/2009 to 12/31/2009	$6.71	$7.73	242,297
01/01/2010 to 12/31/2010	$7.73	$7.66	109,426
01/01/2011 to 12/31/2011	$7.66	$8.77	164,294
01/01/2012 to 12/31/2012	$8.77	$9.68	110,208
01/01/2013 to 12/31/2013	$9.68	$12.56	93,992
01/01/2014 to 12/31/2014	$12.56	$14.78	128,103
01/01/2015 to 12/31/2015	$14.78	$15.22	92,771
01/01/2016 to 12/31/2016	$15.22	$14.45	68,380
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$15.63	$18.87	1,645,886
01/01/2008 to 12/31/2008	$18.87	$12.88	1,501,926
01/01/2009 to 12/31/2009	$12.88	$17.19	1,377,669
01/01/2010 to 12/31/2010	$17.19	$22.53	1,205,977
01/01/2011 to 12/31/2011	$22.53	$17.94	871,906
01/01/2012 to 12/31/2012	$17.94	$15.12	773,197
01/01/2013 to 12/31/2013	$15.12	$9.25	569,501
01/01/2014 to 12/31/2014	$9.25	$6.94	508,827
01/01/2015 to 12/31/2015	$6.94	$4.60	441,937
01/01/2016 to 12/31/2016	$4.60	$7.06	440,462
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$24.03	$19.05	430,517
01/01/2008 to 12/31/2008	$19.05	$11.03	325,229
01/01/2009 to 12/31/2009	$11.03	$13.91	295,787
01/01/2010 to 12/31/2010	$13.91	$17.11	191,657
01/01/2011 to 12/31/2011	$17.11	$17.67	167,856
01/01/2012 to 12/31/2012	$17.67	$20.41	168,090
01/01/2013 to 12/31/2013	$20.41	$20.14	122,601
01/01/2014 to 12/31/2014	$20.14	$24.83	126,003
01/01/2015 to 12/31/2015	$24.83	$24.56	89,163
01/01/2016 to 12/31/2016	$24.56	$25.61	79,902
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$6.58	$6.15	1,263,772
01/01/2008 to 12/31/2008	$6.15	$3.76	843,036
01/01/2009 to 12/31/2009	$3.76	$4.90	1,070,267
01/01/2010 to 12/31/2010	$4.90	$4.06	1,203,470
01/01/2011 to 12/31/2011	$4.06	$2.50	841,669
01/01/2012 to 12/31/2012	$2.50	$2.30	612,803
01/01/2013 to 12/31/2013	$2.30	$2.64	1,047,027
01/01/2014 to 12/31/2014	$2.64	$1.81	837,835
01/01/2015 to 12/31/2015	$1.81	$1.76	582,960
01/01/2016 to 12/31/2016	$1.76	$1.64	582,981

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
01/01/2007 to 12/31/2007	$7.07	$7.46	272,816
01/01/2008 to 12/31/2008	$7.46	$3.69	138,013
01/01/2009 to 12/31/2009	$3.69	$5.97	341,655
01/01/2010 to 12/31/2010	$5.97	$6.62	155,468
01/01/2011 to 12/31/2011	$6.62	$6.27	98,642
01/01/2012 to 12/31/2012	$6.27	$5.93	59,110
01/01/2013 to 12/31/2013	$5.93	$7.80	53,730
01/01/2014 to 12/31/2014	$7.80	$10.34	144,359
01/01/2015 to 12/31/2015	$10.34	$9.91	67,830
01/01/2016 to 12/31/2016	$9.91	$12.47	66,575
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.23	$7.88	28,468
01/01/2008 to 12/31/2008	$7.88	$10.24	77,423
01/01/2009 to 12/31/2009	$10.24	$6.53	75,677
01/01/2010 to 12/31/2010	$6.53	$4.77	37,893
01/01/2011 to 12/31/2011	$4.77	$4.32	188,135
01/01/2012 to 12/31/2012	$4.32	$3.45	26,619
01/01/2013 to 12/31/2013	$3.45	$2.46	15,178
01/01/2014 to 12/31/2014	$2.46	$2.12	24,192
01/01/2015 to 12/31/2015	$2.12	$2.06	49,228
01/01/2016 to 12/31/2016	$2.06	$1.62	148,266
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.77	$5.03	496,956
01/01/2008 to 12/31/2008	$5.03	$7.35	408,837
01/01/2009 to 12/31/2009	$7.35	$4.30	493,379
01/01/2010 to 12/31/2010	$4.30	$3.34	493,220
01/01/2011 to 12/31/2011	$3.34	$2.95	486,540
01/01/2012 to 12/31/2012	$2.95	$2.36	315,374
01/01/2013 to 12/31/2013	$2.36	$1.64	227,563
01/01/2014 to 12/31/2014	$1.64	$1.31	221,471
01/01/2015 to 12/31/2015	$1.31	$1.12	444,706
01/01/2016 to 12/31/2016	$1.12	$0.99	404,277
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$7.95	$8.19	456,730
01/01/2008 to 12/31/2008	$8.19	$10.02	168,074
01/01/2009 to 12/31/2009	$10.02	$6.68	263,360
01/01/2010 to 12/31/2010	$6.68	$4.68	353,616
01/01/2011 to 12/31/2011	$4.68	$4.20	47,284
01/01/2012 to 12/31/2012	$4.20	$3.35	80,090
01/01/2013 to 12/31/2013	$3.35	$2.27	24,418
01/01/2014 to 12/31/2014	$2.27	$2.03	87,144
01/01/2015 to 12/31/2015	$2.03	$1.99	60,155
01/01/2016 to 12/31/2016	$1.99	$1.54	36,292

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$13.70	$14.05	633,317
01/01/2008 to 12/31/2008	$14.05	$9.14	879,531
01/01/2009 to 12/31/2009	$9.14	$11.37	986,365
01/01/2010 to 12/31/2010	$11.37	$14.10	798,559
01/01/2011 to 12/31/2011	$14.10	$14.08	549,470
01/01/2012 to 12/31/2012	$14.08	$15.61	459,225
01/01/2013 to 12/31/2013	$15.61	$21.62	509,715
01/01/2014 to 12/31/2014	$21.62	$21.78	305,003
01/01/2015 to 12/31/2015	$21.78	$21.72	246,897
01/01/2016 to 12/31/2016	$21.72	$25.75	203,757
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$13.26	$12.13	590,393
01/01/2008 to 12/31/2008	$12.13	$8.29	554,037
01/01/2009 to 12/31/2009	$8.29	$9.84	437,044
01/01/2010 to 12/31/2010	$9.84	$11.85	452,669
01/01/2011 to 12/31/2011	$11.85	$11.21	452,298
01/01/2012 to 12/31/2012	$11.21	$12.84	301,394
01/01/2013 to 12/31/2013	$12.84	$17.42	229,804
01/01/2014 to 12/31/2014	$17.42	$18.18	175,286
01/01/2015 to 12/31/2015	$18.18	$16.44	118,922
01/01/2016 to 12/31/2016	$16.44	$20.88	145,258
ProFund VP Technology
01/01/2007 to 12/31/2007	$5.20	$5.86	1,373,599
01/01/2008 to 12/31/2008	$5.86	$3.22	517,852
01/01/2009 to 12/31/2009	$3.22	$5.12	1,146,673
01/01/2010 to 12/31/2010	$5.12	$5.59	558,559
01/01/2011 to 12/31/2011	$5.59	$5.43	438,892
01/01/2012 to 12/31/2012	$5.43	$5.91	351,310
01/01/2013 to 12/31/2013	$5.91	$7.30	285,647
01/01/2014 to 12/31/2014	$7.30	$8.50	229,910
01/01/2015 to 12/31/2015	$8.50	$8.58	263,187
01/01/2016 to 12/31/2016	$8.58	$9.50	246,734
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$6.10	$6.52	920,436
01/01/2008 to 12/31/2008	$6.52	$4.22	960,481
01/01/2009 to 12/31/2009	$4.22	$4.46	400,342
01/01/2010 to 12/31/2010	$4.46	$5.09	324,805
01/01/2011 to 12/31/2011	$5.09	$5.11	179,037
01/01/2012 to 12/31/2012	$5.11	$5.87	168,246
01/01/2013 to 12/31/2013	$5.87	$6.49	103,745
01/01/2014 to 12/31/2014	$6.49	$6.43	84,708
01/01/2015 to 12/31/2015	$6.43	$6.44	61,881
01/01/2016 to 12/31/2016	$6.44	$7.73	132,673

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$12.00	$13.03	1,643,286
01/01/2008 to 12/31/2008	$13.03	$19.24	1,452,525
01/01/2009 to 12/31/2009	$19.24	$12.78	730,640
01/01/2010 to 12/31/2010	$12.78	$13.88	547,926
01/01/2011 to 12/31/2011	$13.88	$19.64	463,943
01/01/2012 to 12/31/2012	$19.64	$19.55	302,800
01/01/2013 to 12/31/2013	$19.55	$15.60	196,008
01/01/2014 to 12/31/2014	$15.60	$20.97	215,068
01/01/2015 to 12/31/2015	$20.97	$19.51	205,939
01/01/2016 to 12/31/2016	$19.51	$19.18	143,935
ProFund VP UltraBull
01/01/2007 to 12/31/2007	$10.06	$10.01	1,696,589
01/01/2008 to 12/31/2008	$10.01	$3.22	2,767,133
01/01/2009 to 12/31/2009	$3.22	$4.59	1,167,943
01/01/2010 to 12/31/2010	$4.59	$5.53	674,676
01/01/2011 to 12/31/2011	$5.53	$5.19	703,711
01/01/2012 to 12/31/2012	$5.19	$6.59	433,163
01/01/2013 to 12/31/2013	$6.59	$10.92	438,877
01/01/2014 to 12/31/2014	$10.92	$13.27	362,615
01/01/2015 to 12/31/2015	$13.27	$12.71	254,644
01/01/2016 to 12/31/2016	$12.71	$14.86	256,564
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$15.32	$16.00	698,202
01/01/2008 to 12/31/2008	$16.00	$5.13	665,869
01/01/2009 to 12/31/2009	$5.13	$8.39	753,068
01/01/2010 to 12/31/2010	$8.39	$12.38	497,190
01/01/2011 to 12/31/2011	$12.38	$10.54	346,093
01/01/2012 to 12/31/2012	$10.54	$13.77	289,162
01/01/2013 to 12/31/2013	$13.77	$23.16	222,686
01/01/2014 to 12/31/2014	$23.16	$26.34	248,155
01/01/2015 to 12/31/2015	$26.34	$23.60	220,263
01/01/2016 to 12/31/2016	$23.60	$32.09	214,142
ProFund VP UltraNASDAQ-100
01/01/2007 to 12/31/2007	$1.29	$1.63	25,587,100
01/01/2008 to 12/31/2008	$1.63	$0.44	17,542,704
01/01/2009 to 12/31/2009	$0.44	$0.95	15,444,310
01/01/2010 to 12/31/2010	$0.95	$1.27	11,463,831
01/01/2011 to 12/31/2011	$1.27	$1.23	8,801,458
01/01/2012 to 12/31/2012	$1.23	$1.63	7,106,264
01/01/2013 to 12/31/2013	$1.63	$2.87	5,839,205
01/01/2014 to 12/31/2014	$2.87	$3.85	4,192,861
01/01/2015 to 12/31/2015	$3.85	$4.31	3,600,780
01/01/2016 to 12/31/2016	$4.31	$4.61	2,571,753

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraSmall-Cap
01/01/2007 to 12/31/2007	$14.71	$12.59	953,120
01/01/2008 to 12/31/2008	$12.59	$4.20	1,218,732
01/01/2009 to 12/31/2009	$4.20	$5.80	663,200
01/01/2010 to 12/31/2010	$5.80	$8.49	622,601
01/01/2011 to 12/31/2011	$8.49	$6.79	465,489
01/01/2012 to 12/31/2012	$6.79	$8.68	352,295
01/01/2013 to 12/31/2013	$8.68	$15.97	310,553
01/01/2014 to 12/31/2014	$15.97	$16.59	235,139
01/01/2015 to 12/31/2015	$16.59	$14.24	168,071
01/01/2016 to 12/31/2016	$14.24	$19.60	156,909
ProFund VP Utilities
01/01/2007 to 12/31/2007	$11.40	$13.02	2,671,315
01/01/2008 to 12/31/2008	$13.02	$8.90	1,081,057
01/01/2009 to 12/31/2009	$8.90	$9.71	693,690
01/01/2010 to 12/31/2010	$9.71	$10.15	559,918
01/01/2011 to 12/31/2011	$10.15	$11.76	613,840
01/01/2012 to 12/31/2012	$11.76	$11.61	391,285
01/01/2013 to 12/31/2013	$11.61	$12.97	324,139
01/01/2014 to 12/31/2014	$12.97	$16.10	380,357
01/01/2015 to 12/31/2015	$16.10	$14.86	265,822
01/01/2016 to 12/31/2016	$14.86	$16.86	241,042
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.42	$17.00	1,118,955
01/01/2008 to 12/31/2008	$17.00	$8.33	633,391
01/01/2009 to 12/31/2009	$8.33	$11.27	453,959
01/01/2010 to 12/31/2010	$11.27	$12.66	299,125
01/01/2011 to 12/31/2011	$12.66	$10.62	246,105
01/01/2012 to 12/31/2012	$10.62	$12.82	236,053
01/01/2013 to 12/31/2013	$12.82	$15.03	211,079
01/01/2014 to 12/31/2014	$15.03	$13.97	165,203
01/01/2015 to 12/31/2015	$13.97	$14.24	145,062
01/01/2016 to 12/31/2016	$14.24	$13.54	117,774
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$8.59	$8.54	54,626
01/01/2008 to 12/31/2008	$8.54	$11.73	33,424
01/01/2009 to 12/31/2009	$11.73	$8.38	23,439
01/01/2010 to 12/31/2010	$8.38	$6.86	21,307
01/01/2011 to 12/31/2011	$6.86	$6.15	19,337
01/01/2012 to 12/31/2012	$6.15	$5.04	19,561
01/01/2013 to 12/31/2013	$5.04	$3.65	12,479
01/01/2014 to 12/31/2014	$3.65	$3.08	12,380
01/01/2015 to 12/31/2015	$3.08	$2.90	10,869
01/01/2016 to 12/31/2016	$2.90	$2.52	7,890

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$6.44	$7.48	2,596,465
01/01/2008 to 12/31/2008	$7.48	$4.29	2,034,705
01/01/2009 to 12/31/2009	$4.29	$6.42	1,718,158
01/01/2010 to 12/31/2010	$6.42	$7.50	1,371,425
01/01/2011 to 12/31/2011	$7.50	$7.56	1,135,547
01/01/2012 to 12/31/2012	$7.56	$8.70	963,389
01/01/2013 to 12/31/2013	$8.70	$11.55	825,606
01/01/2014 to 12/31/2014	$11.55	$13.38	724,033
01/01/2015 to 12/31/2015	$13.38	$14.28	622,844
01/01/2016 to 12/31/2016	$14.28	$14.92	514,671
Rydex VT Nova
01/01/2007 to 12/31/2007	$7.59	$7.57	595,794
01/01/2008 to 12/31/2008	$7.57	$3.40	503,506
01/01/2009 to 12/31/2009	$3.40	$4.54	396,707
01/01/2010 to 12/31/2010	$4.54	$5.37	305,205
01/01/2011 to 12/31/2011	$5.37	$5.23	241,872
01/01/2012 to 12/31/2012	$5.23	$6.31	203,822
01/01/2013 to 12/31/2013	$6.31	$9.27	167,463
01/01/2014 to 12/31/2014	$9.27	$10.84	140,325
01/01/2015 to 12/31/2015	$10.84	$10.61	122,423
01/01/2016 to 12/31/2016	$10.61	$12.10	103,130
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$11.22	$11.52	171,999
01/01/2008 to 12/31/2008	$11.52	$8.19	138,751
01/01/2009 to 12/31/2009	$8.19	$9.19	124,255
01/01/2010 to 12/31/2010	$9.19	$10.81	97,493
01/01/2011 to 12/31/2011	$10.81	$11.57	110,416
01/01/2012 to 12/31/2012	$11.57	$12.48	91,241
01/01/2013 to 12/31/2013	$12.48	$17.50	86,085
01/01/2014 to 04/25/2014	$17.50	$17.27	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$13.19	$14.23	866,974
01/01/2008 to 12/31/2008	$14.23	$7.74	510,818
01/01/2009 to 12/31/2009	$7.74	$8.63	420,065
01/01/2010 to 12/31/2010	$8.63	$10.13	310,392
01/01/2011 to 12/31/2011	$10.13	$9.83	275,467
01/01/2012 to 12/31/2012	$9.83	$10.95	147,257
01/01/2013 to 12/31/2013	$10.95	$14.66	95,889
01/01/2014 to 04/25/2014	$14.66	$14.58	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$12.40	$12.31	206,418
01/01/2008 to 12/31/2008	$12.31	$8.68	143,046
01/01/2009 to 12/31/2009	$8.68	$9.75	92,385
01/01/2010 to 12/31/2010	$9.75	$11.22	79,755
01/01/2011 to 12/31/2011	$11.22	$11.92	71,852
01/01/2012 to 12/31/2012	$11.92	$13.02	57,575
01/01/2013 to 12/31/2013	$13.02	$16.79	58,635
01/01/2014 to 04/25/2014	$16.79	$16.55	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.39	$11.35	728,153
01/01/2008 to 12/31/2008	$11.35	$6.66	536,708
01/01/2009 to 12/31/2009	$6.66	$7.49	414,544
01/01/2010 to 12/31/2010	$7.49	$8.60	314,992
01/01/2011 to 12/31/2011	$8.60	$8.99	358,459
01/01/2012 to 12/31/2012	$8.99	$9.36	245,685
01/01/2013 to 12/31/2013	$9.36	$11.83	217,882
01/01/2014 to 04/25/2014	$11.83	$12.24	0
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$15.10	$17.59	681,907
01/01/2008 to 12/31/2008	$17.59	$7.84	437,523
01/01/2009 to 12/31/2009	$7.84	$8.28	306,731
01/01/2010 to 12/31/2010	$8.28	$10.64	291,719
01/01/2011 to 12/31/2011	$10.64	$7.91	194,035
01/01/2012 to 12/31/2012	$7.91	$9.46	149,781
01/01/2013 to 12/31/2013	$9.46	$12.25	115,353
01/01/2014 to 04/25/2014	$12.25	$13.10	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$10.98	$10.70	1,053,616
01/01/2008 to 12/31/2008	$10.70	$6.85	796,221
01/01/2009 to 12/31/2009	$6.85	$8.71	679,273
01/01/2010 to 07/16/2010	$8.71	$8.36	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$12.35	$12.51	879,872
01/01/2008 to 12/31/2008	$12.51	$7.84	633,688
01/01/2009 to 12/31/2009	$7.84	$9.03	530,185
01/01/2010 to 07/16/2010	$9.03	$8.69	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.34	$14.94	757,138
01/01/2011 to 12/31/2011	$14.94	$12.85	529,199
01/01/2012 to 12/31/2012	$12.85	$14.40	412,613
01/01/2013 to 12/31/2013	$14.40	$17.03	327,425
01/01/2014 to 12/31/2014	$17.03	$15.90	282,142
01/01/2015 to 12/31/2015	$15.90	$16.04	271,049
01/01/2016 to 12/31/2016	$16.04	$16.33	209,982
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$8.69	$10.14	946,979
01/01/2011 to 12/31/2011	$10.14	$9.78	743,657
01/01/2012 to 12/31/2012	$9.78	$11.52	660,605
01/01/2013 to 12/31/2013	$11.52	$14.80	597,822
01/01/2014 to 12/31/2014	$14.80	$16.10	505,283
01/01/2015 to 12/31/2015	$16.10	$15.79	423,162
01/01/2016 to 04/29/2016	$15.79	$15.82	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$8.11	$10.24	932,979
01/01/2011 to 12/31/2011	$10.24	$9.56	795,585
01/01/2012 to 12/31/2012	$9.56	$11.38	775,472
01/01/2013 to 12/31/2013	$11.38	$15.73	659,475
01/01/2014 to 12/31/2014	$15.73	$16.15	556,109
01/01/2015 to 12/31/2015	$16.15	$16.18	506,361
01/01/2016 to 12/31/2016	$16.18	$16.08	423,400
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.26	663,927
01/01/2011 to 12/31/2011	$12.26	$11.57	524,891
01/01/2012 to 12/31/2012	$11.57	$12.33	429,179
01/01/2013 to 12/31/2013	$12.33	$18.30	361,409
01/01/2014 to 12/31/2014	$18.30	$17.74	302,822
01/01/2015 to 12/31/2015	$17.74	$17.03	280,595
01/01/2016 to 12/31/2016	$17.03	$18.16	226,641
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (1.45%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.27	6,435
01/01/2010 to 12/31/2010	$12.27	$13.54	3,895
01/01/2011 to 12/31/2011	$13.54	$12.99	2,776
01/01/2012 to 12/31/2012	$12.99	$14.41	2,180
01/01/2013 to 12/31/2013	$14.41	$15.61	2,340
01/01/2014 to 12/31/2014	$15.61	$15.97	2,320
01/01/2015 to 12/31/2015	$15.97	$15.24	2,016
01/01/2016 to 12/31/2016	$15.24	$15.97	1,955
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.47	2,458
01/01/2010 to 12/31/2010	$12.47	$13.97	11,134
01/01/2011 to 12/31/2011	$13.97	$13.78	8,491
01/01/2012 to 12/31/2012	$13.78	$15.44	10,174
01/01/2013 to 12/31/2013	$15.44	$17.73	6,222
01/01/2014 to 12/31/2014	$17.73	$18.54	6,168
01/01/2015 to 12/31/2015	$18.54	$18.42	5,933
01/01/2016 to 12/31/2016	$18.42	$19.44	4,165
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.51	0
01/01/2010 to 12/31/2010	$12.51	$14.04	0
01/01/2011 to 12/31/2011	$14.04	$14.33	0
01/01/2012 to 05/04/2012	$14.33	$15.58	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.65	0
01/01/2014 to 12/31/2014	$11.65	$13.00	0
01/01/2015 to 12/31/2015	$13.00	$13.03	0
01/01/2016 to 12/31/2016	$13.03	$14.22	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.09	256
01/01/2010 to 12/31/2010	$12.09	$13.38	251
01/01/2011 to 12/31/2011	$13.38	$13.03	200
01/01/2012 to 12/31/2012	$13.03	$14.44	230
01/01/2013 to 12/31/2013	$14.44	$16.75	3,006
01/01/2014 to 12/31/2014	$16.75	$17.58	2,980
01/01/2015 to 12/31/2015	$17.58	$17.41	2,954
01/01/2016 to 12/31/2016	$17.41	$18.24	214
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.18	3,261
01/01/2012 to 12/31/2012	$9.18	$10.12	5,914
01/01/2013 to 12/31/2013	$10.12	$11.06	4,104
01/01/2014 to 12/31/2014	$11.06	$11.43	4,073
01/01/2015 to 12/31/2015	$11.43	$10.93	4,040
01/01/2016 to 12/31/2016	$10.93	$11.52	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.51	0
01/01/2014 to 12/31/2014	$10.51	$10.73	0
01/01/2015 to 12/31/2015	$10.73	$10.61	0
01/01/2016 to 12/31/2016	$10.61	$11.12	0
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.53	459
01/01/2010 to 12/31/2010	$10.53	$10.78	503
01/01/2011 to 12/31/2011	$10.78	$10.86	463
01/01/2012 to 12/31/2012	$10.86	$11.21	543
01/01/2013 to 12/31/2013	$11.21	$10.80	638
01/01/2014 to 12/31/2014	$10.80	$10.64	188
01/01/2015 to 12/31/2015	$10.64	$10.53	185
01/01/2016 to 12/31/2016	$10.53	$10.55	192
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$11.10	9,604
01/01/2010 to 12/31/2010	$11.10	$11.78	10,836
01/01/2011 to 12/31/2011	$11.78	$11.98	6,186
01/01/2012 to 12/31/2012	$11.98	$12.91	10,044
01/01/2013 to 12/31/2013	$12.91	$12.48	6,046
01/01/2014 to 12/31/2014	$12.48	$12.82	5,649
01/01/2015 to 12/31/2015	$12.82	$12.37	5,750
01/01/2016 to 12/31/2016	$12.37	$12.71	4,343
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.55	0
01/01/2011 to 12/31/2011	$11.55	$10.71	0
01/01/2012 to 12/31/2012	$10.71	$11.95	0
01/01/2013 to 12/31/2013	$11.95	$15.48	0
01/01/2014 to 12/31/2014	$15.48	$16.82	0
01/01/2015 to 12/31/2015	$16.82	$15.79	0
01/01/2016 to 12/31/2016	$15.79	$17.70	1,257
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.36	1,897
01/01/2010 to 12/31/2010	$12.36	$13.81	13,851
01/01/2011 to 12/31/2011	$13.81	$13.28	9,607
01/01/2012 to 12/31/2012	$13.28	$14.89	11,514
01/01/2013 to 12/31/2013	$14.89	$18.00	7,030
01/01/2014 to 12/31/2014	$18.00	$18.98	6,525
01/01/2015 to 12/31/2015	$18.98	$18.80	6,456
01/01/2016 to 12/31/2016	$18.80	$19.80	9,850
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.68	0
01/01/2014 to 12/31/2014	$11.68	$13.08	0
01/01/2015 to 12/31/2015	$13.08	$12.43	0
01/01/2016 to 12/31/2016	$12.43	$14.08	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.57	460
01/01/2010 to 12/31/2010	$14.57	$18.48	459
01/01/2011 to 12/31/2011	$18.48	$19.41	76
01/01/2012 to 12/31/2012	$19.41	$22.07	76
01/01/2013 to 12/31/2013	$22.07	$22.43	81
01/01/2014 to 12/31/2014	$22.43	$28.94	65
01/01/2015 to 12/31/2015	$28.94	$29.90	62
01/01/2016 to 12/31/2016	$29.90	$30.89	63
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.70	0
01/01/2014 to 12/31/2014	$9.70	$10.05	0
01/01/2015 to 12/31/2015	$10.05	$9.89	0
01/01/2016 to 12/31/2016	$9.89	$10.20	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.02	933
01/01/2010 to 12/31/2010	$12.02	$13.43	1,499
01/01/2011 to 12/31/2011	$13.43	$12.90	1,058
01/01/2012 to 12/31/2012	$12.90	$14.45	1,405
01/01/2013 to 12/31/2013	$14.45	$16.98	1,506
01/01/2014 to 12/31/2014	$16.98	$17.69	1,490
01/01/2015 to 10/16/2015	$17.69	$17.67	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.35	374
01/01/2010 to 12/31/2010	$12.35	$13.92	896
01/01/2011 to 12/31/2011	$13.92	$13.51	673
01/01/2012 to 12/31/2012	$13.51	$14.73	6,180
01/01/2013 to 12/31/2013	$14.73	$16.66	895
01/01/2014 to 12/31/2014	$16.66	$16.93	892
01/01/2015 to 12/31/2015	$16.93	$16.85	878
01/01/2016 to 12/31/2016	$16.85	$17.32	863
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.76	6,577
01/01/2013 to 12/31/2013	$10.76	$13.20	3,257
01/01/2014 to 12/31/2014	$13.20	$13.42	3,229
01/01/2015 to 10/16/2015	$13.42	$12.88	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.83	4,292
01/01/2014 to 12/31/2014	$10.83	$10.95	4,260
01/01/2015 to 10/16/2015	$10.95	$10.47	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$13.99	0
01/01/2010 to 12/31/2010	$13.99	$16.58	0
01/01/2011 to 12/31/2011	$16.58	$15.51	0
01/01/2012 to 12/31/2012	$15.51	$19.39	276
01/01/2013 to 12/31/2013	$19.39	$19.94	394
01/01/2014 to 12/31/2014	$19.94	$22.38	371
01/01/2015 to 12/31/2015	$22.38	$22.04	373
01/01/2016 to 12/31/2016	$22.04	$21.91	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.89	167
01/01/2010 to 12/31/2010	$12.89	$14.01	501
01/01/2011 to 12/31/2011	$14.01	$13.26	502
01/01/2012 to 12/31/2012	$13.26	$15.66	984
01/01/2013 to 12/31/2013	$15.66	$20.02	1,003
01/01/2014 to 02/07/2014	$20.02	$19.70	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.26	610
01/01/2010 to 12/31/2010	$12.26	$13.63	598
01/01/2011 to 12/31/2011	$13.63	$12.70	0
01/01/2012 to 12/31/2012	$12.70	$14.97	523
01/01/2013 to 12/31/2013	$14.97	$19.70	602
01/01/2014 to 12/31/2014	$19.70	$21.97	581
01/01/2015 to 12/31/2015	$21.97	$20.65	1,127
01/01/2016 to 12/31/2016	$20.65	$22.70	504
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.54	1,436
01/01/2010 to 12/31/2010	$13.54	$15.99	1,342
01/01/2011 to 12/31/2011	$15.99	$15.29	631
01/01/2012 to 12/31/2012	$15.29	$18.02	948
01/01/2013 to 12/31/2013	$18.02	$23.48	922
01/01/2014 to 12/31/2014	$23.48	$25.81	568
01/01/2015 to 12/31/2015	$25.81	$23.99	584
01/01/2016 to 12/31/2016	$23.99	$24.03	248
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.91	0
01/01/2010 to 12/31/2010	$11.91	$13.10	0
01/01/2011 to 12/31/2011	$13.10	$12.84	0
01/01/2012 to 12/31/2012	$12.84	$13.94	0
01/01/2013 to 12/31/2013	$13.94	$15.09	0
01/01/2014 to 12/31/2014	$15.09	$15.47	0
01/01/2015 to 12/31/2015	$15.47	$15.10	0
01/01/2016 to 12/31/2016	$15.10	$15.67	0
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.81	1,267
01/01/2010 to 12/31/2010	$12.81	$16.01	1,281
01/01/2011 to 12/31/2011	$16.01	$15.98	641
01/01/2012 to 12/31/2012	$15.98	$18.22	662
01/01/2013 to 12/31/2013	$18.22	$24.92	555
01/01/2014 to 12/31/2014	$24.92	$26.33	336
01/01/2015 to 12/31/2015	$26.33	$24.52	409
01/01/2016 to 12/31/2016	$24.52	$30.04	361

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.91	5,699
01/01/2010 to 12/31/2010	$9.91	$9.77	5,729
01/01/2011 to 12/31/2011	$9.77	$9.63	4,413
01/01/2012 to 12/31/2012	$9.63	$9.49	4,146
01/01/2013 to 12/31/2013	$9.49	$9.35	1,741
01/01/2014 to 12/31/2014	$9.35	$9.22	26,616
01/01/2015 to 12/31/2015	$9.22	$9.08	13,817
01/01/2016 to 12/31/2016	$9.08	$8.95	2,002
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.57	96
01/01/2010 to 12/31/2010	$12.57	$14.06	4,780
01/01/2011 to 12/31/2011	$14.06	$14.30	9,406
01/01/2012 to 12/31/2012	$14.30	$16.04	9,037
01/01/2013 to 12/31/2013	$16.04	$16.94	13,411
01/01/2014 to 12/31/2014	$16.94	$17.13	278
01/01/2015 to 12/31/2015	$17.13	$16.28	6,452
01/01/2016 to 12/31/2016	$16.28	$18.51	261
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.79	0
01/01/2010 to 12/31/2010	$12.79	$14.26	0
01/01/2011 to 12/31/2011	$14.26	$13.47	0
01/01/2012 to 12/31/2012	$13.47	$15.51	0
01/01/2013 to 12/31/2013	$15.51	$21.38	0
01/01/2014 to 12/31/2014	$21.38	$23.97	0
01/01/2015 to 12/31/2015	$23.97	$21.77	0
01/01/2016 to 12/31/2016	$21.77	$25.72	933
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.33	218
01/01/2010 to 12/31/2010	$13.33	$15.04	626
01/01/2011 to 12/31/2011	$15.04	$12.91	693
01/01/2012 to 12/31/2012	$12.91	$15.31	662
01/01/2013 to 12/31/2013	$15.31	$17.96	620
01/01/2014 to 12/31/2014	$17.96	$16.72	675
01/01/2015 to 12/31/2015	$16.72	$17.00	648
01/01/2016 to 12/31/2016	$17.00	$16.12	723
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.16	0
01/01/2010 to 12/31/2010	$13.16	$14.40	0
01/01/2011 to 12/31/2011	$14.40	$12.41	0
01/01/2012 to 12/31/2012	$12.41	$14.27	0
01/01/2013 to 12/31/2013	$14.27	$16.81	0
01/01/2014 to 12/31/2014	$16.81	$15.45	0
01/01/2015 to 12/31/2015	$15.45	$15.35	0
01/01/2016 to 12/31/2016	$15.35	$15.22	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.89	0
01/01/2010 to 12/31/2010	$10.89	$11.89	0
01/01/2011 to 12/31/2011	$11.89	$13.18	15,355
01/01/2012 to 12/31/2012	$13.18	$14.21	7,000
01/01/2013 to 12/31/2013	$14.21	$13.56	3,285
01/01/2014 to 12/31/2014	$13.56	$14.26	2,091
01/01/2015 to 12/31/2015	$14.26	$14.22	2,521
01/01/2016 to 12/31/2016	$14.22	$14.60	2,936
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.30	858
01/01/2010 to 12/31/2010	$12.30	$13.80	1,023
01/01/2011 to 12/31/2011	$13.80	$13.52	1,591
01/01/2012 to 12/31/2012	$13.52	$15.13	0
01/01/2013 to 12/31/2013	$15.13	$17.34	0
01/01/2014 to 12/31/2014	$17.34	$18.18	0
01/01/2015 to 12/31/2015	$18.18	$17.73	0
01/01/2016 to 12/31/2016	$17.73	$18.38	0
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.65	1,300
01/01/2010 to 12/31/2010	$13.65	$14.41	1,325
01/01/2011 to 12/31/2011	$14.41	$12.90	0
01/01/2012 to 12/31/2012	$12.90	$15.50	0
01/01/2013 to 12/31/2013	$15.50	$17.63	0
01/01/2014 to 12/31/2014	$17.63	$16.26	0
01/01/2015 to 12/31/2015	$16.26	$15.58	0
01/01/2016 to 12/31/2016	$15.58	$15.65	0
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.72	1,071
01/01/2010 to 12/31/2010	$11.72	$12.39	1,106
01/01/2011 to 12/31/2011	$12.39	$12.24	1,003
01/01/2012 to 12/31/2012	$12.24	$13.36	1,126
01/01/2013 to 12/31/2013	$13.36	$14.61	4,714
01/01/2014 to 12/31/2014	$14.61	$15.19	4,338
01/01/2015 to 12/31/2015	$15.19	$14.94	4,115
01/01/2016 to 12/31/2016	$14.94	$15.29	646
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.29	0
01/01/2011 to 12/31/2011	$11.29	$11.20	0
01/01/2012 to 12/31/2012	$11.20	$12.72	0
01/01/2013 to 12/31/2013	$12.72	$17.11	0
01/01/2014 to 12/31/2014	$17.11	$18.46	0
01/01/2015 to 12/31/2015	$18.46	$20.13	0
01/01/2016 to 12/31/2016	$20.13	$19.54	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.77	43
01/01/2010 to 12/31/2010	$12.77	$15.07	41
01/01/2011 to 12/31/2011	$15.07	$14.72	40
01/01/2012 to 12/31/2012	$14.72	$16.28	0
01/01/2013 to 12/31/2013	$16.28	$21.92	0
01/01/2014 to 12/31/2014	$21.92	$23.89	880
01/01/2015 to 12/31/2015	$23.89	$25.91	789
01/01/2016 to 12/31/2016	$25.91	$26.96	318
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.14	115
01/01/2010 to 12/31/2010	$12.14	$13.56	4,842
01/01/2011 to 12/31/2011	$13.56	$14.73	101
01/01/2012 to 12/31/2012	$14.73	$15.37	101
01/01/2013 to 12/31/2013	$15.37	$14.85	0
01/01/2014 to 12/31/2014	$14.85	$15.57	0
01/01/2015 to 12/31/2015	$15.57	$15.25	178
01/01/2016 to 12/31/2016	$15.25	$15.42	172
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.42	1,396
01/01/2010 to 12/31/2010	$13.42	$14.82	1,383
01/01/2011 to 12/31/2011	$14.82	$14.15	451
01/01/2012 to 12/31/2012	$14.15	$17.16	924
01/01/2013 to 12/31/2013	$17.16	$21.59	980
01/01/2014 to 12/31/2014	$21.59	$22.05	749
01/01/2015 to 12/31/2015	$22.05	$21.41	751
01/01/2016 to 12/31/2016	$21.41	$22.60	178
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.20	1,165
01/01/2010 to 12/31/2010	$12.20	$13.56	1,156
01/01/2011 to 12/31/2011	$13.56	$13.29	520
01/01/2012 to 12/31/2012	$13.29	$15.33	510
01/01/2013 to 12/31/2013	$15.33	$20.66	452
01/01/2014 to 12/31/2014	$20.66	$22.13	184
01/01/2015 to 12/31/2015	$22.13	$23.39	170
01/01/2016 to 12/31/2016	$23.39	$23.49	169
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	0
01/01/2013 to 12/31/2013	$10.20	$13.53	0
01/01/2014 to 12/31/2014	$13.53	$14.69	0
01/01/2015 to 12/31/2015	$14.69	$14.37	0
01/01/2016 to 12/31/2016	$14.37	$16.07	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$10.41	0
01/01/2013 to 12/31/2013	$10.41	$9.97	0
01/01/2014 to 12/31/2014	$9.97	$10.33	0
01/01/2015 to 10/16/2015	$10.33	$10.32	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.42	0
01/01/2010 to 12/31/2010	$12.42	$15.74	0
01/01/2011 to 12/31/2011	$15.74	$15.78	0
01/01/2012 to 12/31/2012	$15.78	$17.47	0
01/01/2013 to 12/31/2013	$17.47	$22.84	0
01/01/2014 to 12/31/2014	$22.84	$24.29	0
01/01/2015 to 10/16/2015	$24.29	$24.95	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$12.12	0
01/01/2010 to 12/31/2010	$12.12	$14.36	0
01/01/2011 to 04/29/2011	$14.36	$16.12	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.77	103
01/01/2010 to 12/31/2010	$13.77	$16.76	279
01/01/2011 to 12/31/2011	$16.76	$16.10	275
01/01/2012 to 12/31/2012	$16.10	$18.59	270
01/01/2013 to 12/31/2013	$18.59	$26.01	213
01/01/2014 to 12/31/2014	$26.01	$29.29	193
01/01/2015 to 12/31/2015	$29.29	$27.24	250
01/01/2016 to 12/31/2016	$27.24	$31.74	227
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.34	0
01/01/2013 to 12/31/2013	$10.34	$12.12	0
01/01/2014 to 12/31/2014	$12.12	$12.55	0
01/01/2015 to 12/31/2015	$12.55	$12.22	0
01/01/2016 to 12/31/2016	$12.22	$12.56	0
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.86	688
01/01/2010 to 12/31/2010	$14.86	$17.90	619
01/01/2011 to 12/31/2011	$17.90	$14.07	0
01/01/2012 to 12/31/2012	$14.07	$16.35	0
01/01/2013 to 12/31/2013	$16.35	$16.15	0
01/01/2014 to 12/31/2014	$16.15	$15.17	0
01/01/2015 to 12/31/2015	$15.17	$12.45	0
01/01/2016 to 12/31/2016	$12.45	$13.78	0
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.66	5,716
01/01/2010 to 12/31/2010	$11.66	$12.70	264
01/01/2011 to 12/31/2011	$12.70	$12.64	206
01/01/2012 to 12/31/2012	$12.64	$13.75	240
01/01/2013 to 12/31/2013	$13.75	$14.80	254
01/01/2014 to 12/31/2014	$14.80	$15.43	252
01/01/2015 to 12/31/2015	$15.43	$15.23	248
01/01/2016 to 12/31/2016	$15.23	$15.83	242
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$10.63	0
01/01/2013 to 12/31/2013	$10.63	$10.24	0
01/01/2014 to 12/31/2014	$10.24	$10.70	0
01/01/2015 to 12/31/2015	$10.70	$10.52	0
01/01/2016 to 12/31/2016	$10.52	$10.80	1,404

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.99	$12.21	2,256
01/01/2010 to 12/31/2010	$12.21	$14.32	6,730
01/01/2011 to 12/31/2011	$14.32	$13.23	5,670
01/01/2012 to 12/31/2012	$13.23	$14.73	11,725
01/01/2013 to 12/31/2013	$14.73	$16.99	9,653
01/01/2014 to 12/31/2014	$16.99	$18.28	9,557
01/01/2015 to 12/31/2015	$18.28	$17.90	11,474
01/01/2016 to 12/31/2016	$17.90	$19.43	13,301
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$13.28	0
01/01/2015 to 12/31/2015	$13.28	$13.29	0
01/01/2016 to 12/31/2016	$13.29	$14.52	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.86	0
01/01/2010 to 12/31/2010	$12.86	$14.58	0
01/01/2011 to 12/31/2011	$14.58	$14.87	0
01/01/2012 to 12/31/2012	$14.87	$17.41	150
01/01/2013 to 12/31/2013	$17.41	$22.72	173
01/01/2014 to 12/31/2014	$22.72	$26.24	161
01/01/2015 to 12/31/2015	$26.24	$26.66	221
01/01/2016 to 12/31/2016	$26.66	$30.17	1,604
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.91	0
01/01/2012 to 12/31/2012	$8.91	$9.94	0
01/01/2013 to 12/31/2013	$9.94	$11.99	0
01/01/2014 to 12/31/2014	$11.99	$12.58	0
01/01/2015 to 12/31/2015	$12.58	$12.42	0
01/01/2016 to 12/31/2016	$12.42	$13.01	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$11.99	0
01/01/2010 to 12/31/2010	$11.99	$13.22	0
01/01/2011 to 12/31/2011	$13.22	$12.79	0
01/01/2012 to 12/31/2012	$12.79	$13.90	0
01/01/2013 to 12/31/2013	$13.90	$15.41	0
01/01/2014 to 12/31/2014	$15.41	$15.96	0
01/01/2015 to 12/31/2015	$15.96	$15.71	2,779
01/01/2016 to 12/31/2016	$15.71	$16.23	0
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.40	0
01/01/2010 to 12/31/2010	$12.40	$13.97	3,897
01/01/2011 to 12/31/2011	$13.97	$13.44	2,683
01/01/2012 to 12/31/2012	$13.44	$15.35	1,599
01/01/2013 to 12/31/2013	$15.35	$17.86	4,316
01/01/2014 to 12/31/2014	$17.86	$18.55	4,279
01/01/2015 to 12/31/2015	$18.55	$18.19	4,628
01/01/2016 to 12/31/2016	$18.19	$19.14	389

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.44	5,719
01/01/2010 to 12/31/2010	$12.44	$13.71	6,512
01/01/2011 to 12/31/2011	$13.71	$13.05	4,545
01/01/2012 to 12/31/2012	$13.05	$14.29	2,954
01/01/2013 to 12/31/2013	$14.29	$16.11	520
01/01/2014 to 12/31/2014	$16.11	$16.36	521
01/01/2015 to 10/16/2015	$16.36	$15.94	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$13.04	0
01/01/2010 to 12/31/2010	$13.04	$17.03	0
01/01/2011 to 12/31/2011	$17.03	$14.58	0
01/01/2012 to 12/31/2012	$14.58	$17.26	308
01/01/2013 to 12/31/2013	$17.26	$23.95	335
01/01/2014 to 12/31/2014	$23.95	$24.77	346
01/01/2015 to 12/31/2015	$24.77	$24.73	328
01/01/2016 to 12/31/2016	$24.73	$26.25	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.19	0
01/01/2010 to 12/31/2010	$13.19	$17.73	0
01/01/2011 to 12/31/2011	$17.73	$17.30	0
01/01/2012 to 12/31/2012	$17.30	$19.13	0
01/01/2013 to 12/31/2013	$19.13	$25.48	0
01/01/2014 to 12/31/2014	$25.48	$26.07	0
01/01/2015 to 12/31/2015	$26.07	$25.90	0
01/01/2016 to 12/31/2016	$25.90	$28.60	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$13.00	0
01/01/2010 to 12/31/2010	$13.00	$16.14	0
01/01/2011 to 12/31/2011	$16.14	$14.95	0
01/01/2012 to 12/31/2012	$14.95	$17.41	0
01/01/2013 to 12/31/2013	$17.41	$23.58	0
01/01/2014 to 12/31/2014	$23.58	$24.46	0
01/01/2015 to 12/31/2015	$24.46	$23.07	0
01/01/2016 to 12/31/2016	$23.07	$29.37	255
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.20	5,249
01/01/2010 to 12/31/2010	$12.20	$13.41	623
01/01/2011 to 12/31/2011	$13.41	$13.48	457
01/01/2012 to 12/31/2012	$13.48	$15.07	633
01/01/2013 to 12/31/2013	$15.07	$17.35	3,233
01/01/2014 to 12/31/2014	$17.35	$18.11	3,207
01/01/2015 to 12/31/2015	$18.11	$17.85	4,657
01/01/2016 to 12/31/2016	$17.85	$18.92	5,577
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.96	221
01/01/2010 to 12/31/2010	$12.96	$14.46	648
01/01/2011 to 12/31/2011	$14.46	$14.02	632
01/01/2012 to 12/31/2012	$14.02	$16.20	618
01/01/2013 to 12/31/2013	$16.20	$20.70	534
01/01/2014 to 12/31/2014	$20.70	$21.93	514
01/01/2015 to 10/16/2015	$21.93	$20.36	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.22	570
01/01/2010 to 12/31/2010	$13.22	$15.08	538
01/01/2011 to 12/31/2011	$15.08	$14.61	0
01/01/2012 to 12/31/2012	$14.61	$16.93	0
01/01/2013 to 12/31/2013	$16.93	$24.03	0
01/01/2014 to 12/31/2014	$24.03	$25.66	0
01/01/2015 to 12/31/2015	$25.66	$27.71	0
01/01/2016 to 12/31/2016	$27.71	$28.05	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.81	535
01/01/2010 to 12/31/2010	$13.81	$16.40	497
01/01/2011 to 12/31/2011	$16.40	$13.75	83
01/01/2012 to 12/31/2012	$13.75	$14.04	4,123
01/01/2013 to 12/31/2013	$14.04	$15.96	0
01/01/2014 to 12/31/2014	$15.96	$14.42	0
01/01/2015 to 12/31/2015	$14.42	$11.47	0
01/01/2016 to 12/31/2016	$11.47	$14.09	1,147
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.15	608
01/01/2010 to 12/31/2010	$11.15	$11.62	647
01/01/2011 to 12/31/2011	$11.62	$11.93	50
01/01/2012 to 12/31/2012	$11.93	$12.37	0
01/01/2013 to 12/31/2013	$12.37	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$11.62	0
01/01/2015 to 12/31/2015	$11.62	$10.93	0
01/01/2016 to 12/31/2016	$10.93	$11.24	0
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.81	0
01/01/2010 to 12/31/2010	$12.81	$14.20	0
01/01/2011 to 12/31/2011	$14.20	$13.92	0
01/01/2012 to 12/31/2012	$13.92	$15.56	0
01/01/2013 to 12/31/2013	$15.56	$20.64	0
01/01/2014 to 12/31/2014	$20.64	$20.66	0
01/01/2015 to 12/31/2015	$20.66	$19.13	0
01/01/2016 to 12/31/2016	$19.13	$20.00	0
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.29	0
01/01/2010 to 12/31/2010	$13.29	$16.19	0
01/01/2011 to 12/31/2011	$16.19	$15.40	0
01/01/2012 to 12/31/2012	$15.40	$17.97	0
01/01/2013 to 12/31/2013	$17.97	$23.45	0
01/01/2014 to 12/31/2014	$23.45	$26.57	0
01/01/2015 to 12/31/2015	$26.57	$24.46	0
01/01/2016 to 12/31/2016	$24.46	$27.48	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.82	0
01/01/2010 to 12/31/2010	$12.82	$14.48	0
01/01/2011 to 12/31/2011	$14.48	$13.78	0
01/01/2012 to 12/31/2012	$13.78	$15.07	0
01/01/2013 to 12/31/2013	$15.07	$17.90	17,139
01/01/2014 to 12/31/2014	$17.90	$18.61	17,002
01/01/2015 to 12/31/2015	$18.61	$18.22	16,858
01/01/2016 to 12/31/2016	$18.22	$19.13	17,758
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.80	531
01/01/2010 to 12/31/2010	$10.80	$11.48	1,636
01/01/2011 to 12/31/2011	$11.48	$11.99	1,499
01/01/2012 to 12/31/2012	$11.99	$12.75	1,573
01/01/2013 to 12/31/2013	$12.75	$12.37	1,763
01/01/2014 to 12/31/2014	$12.37	$13.07	1,750
01/01/2015 to 12/31/2015	$13.07	$13.04	1,706
01/01/2016 to 12/31/2016	$13.04	$13.51	4,195
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.69	0
01/01/2010 to 07/16/2010	$12.69	$12.44	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.79	0
01/01/2010 to 07/16/2010	$12.79	$12.16	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.90	0
01/01/2010 to 07/16/2010	$12.90	$12.06	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.33	0
01/01/2010 to 12/31/2010	$13.33	$15.63	0
01/01/2011 to 12/31/2011	$15.63	$13.73	0
01/01/2012 to 12/31/2012	$13.73	$15.40	0
01/01/2013 to 12/31/2013	$15.40	$19.89	0
01/01/2014 to 04/25/2014	$19.89	$20.52	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.88	2,101
01/01/2010 to 12/31/2010	$12.88	$13.99	2,682
01/01/2011 to 12/31/2011	$13.99	$13.56	2,750
01/01/2012 to 09/21/2012	$13.56	$15.21	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.55	0
01/01/2010 to 12/31/2010	$14.55	$15.74	0
01/01/2011 to 12/31/2011	$15.74	$14.35	0
01/01/2012 to 12/31/2012	$14.35	$17.73	0
01/01/2013 to 12/31/2013	$17.73	$19.97	0
01/01/2014 to 04/25/2014	$19.97	$19.56	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.18	0
01/01/2012 to 04/27/2012	$8.18	$9.28	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.13	0
01/01/2012 to 12/31/2012	$9.13	$10.69	0
01/01/2013 to 12/31/2013	$10.69	$13.80	0
01/01/2014 to 12/31/2014	$13.80	$15.35	0
01/01/2015 to 12/31/2015	$15.35	$15.44	0
01/01/2016 to 12/31/2016	$15.44	$17.47	0
Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$10.04	$13.21	0
01/01/2010 to 12/31/2010	$13.21	$16.12	0
01/01/2011 to 04/29/2011	$16.12	$17.96	0
Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$10.00	$14.05	0
01/01/2010 to 12/31/2010	$14.05	$15.28	0
01/01/2011 to 04/29/2011	$15.28	$16.13	0
Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$9.95	$12.81	0
01/01/2010 to 12/31/2010	$12.81	$13.29	0
01/01/2011 to 12/31/2011	$13.29	$13.61	0
01/01/2012 to 12/31/2012	$13.61	$16.22	0
01/01/2013 to 12/31/2013	$16.22	$22.47	0
01/01/2014 to 12/31/2014	$22.47	$26.50	0
01/01/2015 to 12/31/2015	$26.50	$26.94	0
01/01/2016 to 12/31/2016	$26.94	$23.51	0
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.78	0
01/01/2013 to 12/31/2013	$9.78	$13.21	0
01/01/2014 to 12/31/2014	$13.21	$14.06	0
01/01/2015 to 12/31/2015	$14.06	$14.02	0
01/01/2016 to 12/31/2016	$14.02	$13.92	0
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.57	0
01/01/2010 to 12/31/2010	$14.57	$16.68	0
01/01/2011 to 12/31/2011	$16.68	$12.75	0
01/01/2012 to 12/31/2012	$12.75	$14.68	0
01/01/2013 to 12/31/2013	$14.68	$14.47	0
01/01/2014 to 12/31/2014	$14.47	$13.43	0
01/01/2015 to 12/31/2015	$13.43	$11.07	0
01/01/2016 to 08/05/2016	$11.07	$12.14	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.74	0
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$14.07	0
01/01/2010 to 12/31/2010	$14.07	$15.80	0
01/01/2011 to 12/31/2011	$15.80	$11.37	0
01/01/2012 to 12/31/2012	$11.37	$12.93	0
01/01/2013 to 12/31/2013	$12.93	$14.65	0
01/01/2014 to 12/31/2014	$14.65	$14.22	0
01/01/2015 to 12/31/2015	$14.22	$12.69	0
01/01/2016 to 12/31/2016	$12.69	$12.59	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.57	0
01/01/2010 to 12/31/2010	$12.57	$13.42	0
01/01/2011 to 12/31/2011	$13.42	$9.68	0
01/01/2012 to 12/31/2012	$9.68	$12.73	0
01/01/2013 to 12/31/2013	$12.73	$16.74	0
01/01/2014 to 12/31/2014	$16.74	$18.21	0
01/01/2015 to 12/31/2015	$18.21	$17.87	0
01/01/2016 to 12/31/2016	$17.87	$21.71	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.36	0
01/01/2010 to 12/31/2010	$14.36	$18.35	0
01/01/2011 to 12/31/2011	$18.35	$15.16	0
01/01/2012 to 12/31/2012	$15.16	$16.21	0
01/01/2013 to 12/31/2013	$16.21	$18.92	0
01/01/2014 to 12/31/2014	$18.92	$18.96	0
01/01/2015 to 12/31/2015	$18.96	$16.09	0
01/01/2016 to 12/31/2016	$16.09	$18.78	0
ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.36	0
01/01/2010 to 12/31/2010	$7.36	$5.96	0
01/01/2011 to 12/31/2011	$5.96	$5.35	0
01/01/2012 to 12/31/2012	$5.35	$4.40	0
01/01/2013 to 12/31/2013	$4.40	$3.19	0
01/01/2014 to 12/31/2014	$3.19	$2.69	0
01/01/2015 to 12/31/2015	$2.69	$2.52	0
01/01/2016 to 12/31/2016	$2.52	$2.16	0
ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.72	0
01/01/2010 to 12/31/2010	$12.72	$14.12	0
01/01/2011 to 12/31/2011	$14.12	$13.91	0
01/01/2012 to 12/31/2012	$13.91	$15.61	0
01/01/2013 to 12/31/2013	$15.61	$19.97	0
01/01/2014 to 12/31/2014	$19.97	$21.93	0
01/01/2015 to 12/31/2015	$21.93	$21.52	0
01/01/2016 to 12/31/2016	$21.52	$23.25	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.62	0
01/01/2010 to 12/31/2010	$12.62	$14.60	0
01/01/2011 to 12/31/2011	$14.60	$15.39	0
01/01/2012 to 12/31/2012	$15.39	$16.81	0
01/01/2013 to 12/31/2013	$16.81	$21.28	616
01/01/2014 to 12/31/2014	$21.28	$23.12	622
01/01/2015 to 12/31/2015	$23.12	$23.73	592
01/01/2016 to 12/31/2016	$23.73	$24.22	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.36	0
01/01/2010 to 12/31/2010	$12.36	$14.78	0
01/01/2011 to 12/31/2011	$14.78	$15.37	0
01/01/2012 to 12/31/2012	$15.37	$18.50	504
01/01/2013 to 12/31/2013	$18.50	$25.50	520
01/01/2014 to 12/31/2014	$25.50	$28.26	517
01/01/2015 to 12/31/2015	$28.26	$29.15	482
01/01/2016 to 12/31/2016	$29.15	$29.93	0
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.70	0
01/01/2010 to 12/31/2010	$13.70	$13.85	0
01/01/2011 to 12/31/2011	$13.85	$12.44	0
01/01/2012 to 12/31/2012	$12.44	$14.29	0
01/01/2013 to 12/31/2013	$14.29	$17.13	0
01/01/2014 to 12/31/2014	$17.13	$15.43	0
01/01/2015 to 12/31/2015	$15.43	$13.55	0
01/01/2016 to 12/31/2016	$13.55	$14.40	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.93	0
01/01/2010 to 12/31/2010	$12.93	$14.14	0
01/01/2011 to 12/31/2011	$14.14	$12.01	0
01/01/2012 to 12/31/2012	$12.01	$14.76	642
01/01/2013 to 12/31/2013	$14.76	$19.21	689
01/01/2014 to 12/31/2014	$19.21	$21.38	678
01/01/2015 to 12/31/2015	$21.38	$20.75	674
01/01/2016 to 12/31/2016	$20.75	$23.59	775
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.84	0
01/01/2010 to 12/31/2010	$12.84	$13.01	0
01/01/2011 to 12/31/2011	$13.01	$14.12	0
01/01/2012 to 12/31/2012	$14.12	$16.34	566
01/01/2013 to 12/31/2013	$16.34	$22.51	588
01/01/2014 to 12/31/2014	$22.51	$27.44	516
01/01/2015 to 12/31/2015	$27.44	$28.40	500
01/01/2016 to 12/31/2016	$28.40	$26.85	0
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.84	0
01/01/2010 to 12/31/2010	$12.84	$15.65	0
01/01/2011 to 12/31/2011	$15.65	$15.15	0
01/01/2012 to 12/31/2012	$15.15	$17.29	0
01/01/2013 to 12/31/2013	$17.29	$23.55	568
01/01/2014 to 12/31/2014	$23.55	$24.50	589
01/01/2015 to 12/31/2015	$24.50	$23.32	607
01/01/2016 to 12/31/2016	$23.32	$27.01	672

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.41	0
01/01/2010 to 12/31/2010	$11.41	$10.51	0
01/01/2011 to 12/31/2011	$10.51	$8.44	0
01/01/2012 to 12/31/2012	$8.44	$10.23	0
01/01/2013 to 12/31/2013	$10.23	$14.94	0
01/01/2014 to 12/31/2014	$14.94	$15.20	0
01/01/2015 to 12/31/2015	$15.20	$15.85	0
01/01/2016 to 12/31/2016	$15.85	$15.68	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$14.16	0
01/01/2011 to 12/31/2011	$14.16	$14.39	0
01/01/2012 to 12/31/2012	$14.39	$15.99	0
01/01/2013 to 12/31/2013	$15.99	$20.59	0
01/01/2014 to 12/31/2014	$20.59	$22.91	0
01/01/2015 to 12/31/2015	$22.91	$23.43	0
01/01/2016 to 12/31/2016	$23.43	$24.25	686
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.75	0
01/01/2010 to 12/31/2010	$12.75	$14.19	0
01/01/2011 to 12/31/2011	$14.19	$13.80	0
01/01/2012 to 12/31/2012	$13.80	$15.70	0
01/01/2013 to 12/31/2013	$15.70	$20.10	0
01/01/2014 to 12/31/2014	$20.10	$21.88	0
01/01/2015 to 12/31/2015	$21.88	$20.55	0
01/01/2016 to 12/31/2016	$20.55	$23.37	535
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.72	0
01/01/2010 to 12/31/2010	$12.72	$16.10	0
01/01/2011 to 12/31/2011	$16.10	$15.41	0
01/01/2012 to 12/31/2012	$15.41	$17.52	0
01/01/2013 to 12/31/2013	$17.52	$22.53	0
01/01/2014 to 12/31/2014	$22.53	$23.51	0
01/01/2015 to 12/31/2015	$23.51	$23.24	0
01/01/2016 to 12/31/2016	$23.24	$25.85	677
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.82	0
01/01/2010 to 12/31/2010	$12.82	$15.22	0
01/01/2011 to 12/31/2011	$15.22	$14.41	0
01/01/2012 to 12/31/2012	$14.41	$16.55	0
01/01/2013 to 12/31/2013	$16.55	$21.56	0
01/01/2014 to 12/31/2014	$21.56	$23.41	0
01/01/2015 to 12/31/2015	$23.41	$21.18	0
01/01/2016 to 12/31/2016	$21.18	$25.95	833

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$13.11	0
01/01/2010 to 12/31/2010	$13.11	$15.27	0
01/01/2011 to 12/31/2011	$15.27	$15.27	0
01/01/2012 to 12/31/2012	$15.27	$17.49	0
01/01/2013 to 12/31/2013	$17.49	$23.15	0
01/01/2014 to 12/31/2014	$23.15	$26.69	0
01/01/2015 to 12/31/2015	$26.69	$28.27	0
01/01/2016 to 12/31/2016	$28.27	$29.32	0
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$11.98	0
01/01/2010 to 12/31/2010	$11.98	$13.91	0
01/01/2011 to 12/31/2011	$13.91	$14.01	0
01/01/2012 to 12/31/2012	$14.01	$14.21	0
01/01/2013 to 12/31/2013	$14.21	$17.38	0
01/01/2014 to 12/31/2014	$17.38	$15.26	0
01/01/2015 to 12/31/2015	$15.26	$11.53	0
01/01/2016 to 12/31/2016	$11.53	$14.11	0
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.15	0
01/01/2010 to 12/31/2010	$13.15	$13.02	0
01/01/2011 to 12/31/2011	$13.02	$14.90	0
01/01/2012 to 12/31/2012	$14.90	$16.42	0
01/01/2013 to 12/31/2013	$16.42	$21.30	0
01/01/2014 to 12/31/2014	$21.30	$25.06	0
01/01/2015 to 12/31/2015	$25.06	$25.79	0
01/01/2016 to 12/31/2016	$25.79	$24.47	0
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.74	0
01/01/2010 to 12/31/2010	$13.74	$18.00	0
01/01/2011 to 12/31/2011	$18.00	$14.33	0
01/01/2012 to 12/31/2012	$14.33	$12.07	0
01/01/2013 to 12/31/2013	$12.07	$7.38	0
01/01/2014 to 12/31/2014	$7.38	$5.54	0
01/01/2015 to 12/31/2015	$5.54	$3.66	0
01/01/2016 to 12/31/2016	$3.66	$5.63	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$14.09	0
01/01/2010 to 12/31/2010	$14.09	$17.31	0
01/01/2011 to 12/31/2011	$17.31	$17.87	0
01/01/2012 to 12/31/2012	$17.87	$20.64	463
01/01/2013 to 12/31/2013	$20.64	$20.36	0
01/01/2014 to 12/31/2014	$20.36	$25.08	0
01/01/2015 to 12/31/2015	$25.08	$24.80	0
01/01/2016 to 12/31/2016	$24.80	$25.84	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$8.50	0
01/01/2011 to 12/31/2011	$8.50	$5.24	0
01/01/2012 to 12/31/2012	$5.24	$4.80	0
01/01/2013 to 12/31/2013	$4.80	$5.51	0
01/01/2014 to 12/31/2014	$5.51	$3.79	0
01/01/2015 to 12/31/2015	$3.79	$3.67	0
01/01/2016 to 12/31/2016	$3.67	$3.43	0
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.13	0
01/01/2010 to 12/31/2010	$7.13	$5.54	0
01/01/2011 to 12/31/2011	$5.54	$4.89	0
01/01/2012 to 12/31/2012	$4.89	$3.91	0
01/01/2013 to 12/31/2013	$3.91	$2.72	0
01/01/2014 to 12/31/2014	$2.72	$2.16	0
01/01/2015 to 12/31/2015	$2.16	$1.85	0
01/01/2016 to 12/31/2016	$1.85	$1.64	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.64	0
01/01/2010 to 12/31/2010	$12.64	$15.66	0
01/01/2011 to 12/31/2011	$15.66	$15.63	0
01/01/2012 to 12/31/2012	$15.63	$17.32	0
01/01/2013 to 12/31/2013	$17.32	$23.98	0
01/01/2014 to 12/31/2014	$23.98	$24.14	0
01/01/2015 to 12/31/2015	$24.14	$24.07	0
01/01/2016 to 12/31/2016	$24.07	$28.52	876
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.46	0
01/01/2010 to 12/31/2010	$12.46	$14.99	0
01/01/2011 to 12/31/2011	$14.99	$14.17	0
01/01/2012 to 12/31/2012	$14.17	$16.22	0
01/01/2013 to 12/31/2013	$16.22	$22.00	0
01/01/2014 to 12/31/2014	$22.00	$22.95	0
01/01/2015 to 12/31/2015	$22.95	$20.74	0
01/01/2016 to 12/31/2016	$20.74	$26.32	661
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$11.07	0
01/01/2010 to 12/31/2010	$11.07	$12.62	0
01/01/2011 to 12/31/2011	$12.62	$12.67	0
01/01/2012 to 12/31/2012	$12.67	$14.55	637
01/01/2013 to 12/31/2013	$14.55	$16.07	0
01/01/2014 to 12/31/2014	$16.07	$15.92	0
01/01/2015 to 12/31/2015	$15.92	$15.93	0
01/01/2016 to 12/31/2016	$15.93	$19.10	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.95	0
01/01/2010 to 12/31/2010	$8.95	$9.71	0
01/01/2011 to 12/31/2011	$9.71	$13.73	0
01/01/2012 to 12/31/2012	$13.73	$13.66	0
01/01/2013 to 12/31/2013	$13.66	$10.89	0
01/01/2014 to 12/31/2014	$10.89	$14.64	0
01/01/2015 to 12/31/2015	$14.64	$13.61	0
01/01/2016 to 12/31/2016	$13.61	$13.37	0
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$16.10	0
01/01/2010 to 12/31/2010	$16.10	$23.75	0
01/01/2011 to 12/31/2011	$23.75	$20.21	0
01/01/2012 to 12/31/2012	$20.21	$26.39	0
01/01/2013 to 12/31/2013	$26.39	$44.36	0
01/01/2014 to 12/31/2014	$44.36	$50.43	0
01/01/2015 to 12/31/2015	$50.43	$45.15	0
01/01/2016 to 12/31/2016	$45.15	$61.37	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.31	0
01/01/2010 to 12/31/2010	$12.31	$12.85	0
01/01/2011 to 12/31/2011	$12.85	$14.88	0
01/01/2012 to 12/31/2012	$14.88	$14.69	0
01/01/2013 to 12/31/2013	$14.69	$16.40	0
01/01/2014 to 12/31/2014	$16.40	$20.35	0
01/01/2015 to 12/31/2015	$20.35	$18.77	0
01/01/2016 to 12/31/2016	$18.77	$21.28	0
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.46	0
01/01/2010 to 12/31/2010	$13.46	$15.13	0
01/01/2011 to 12/31/2011	$15.13	$12.69	0
01/01/2012 to 12/31/2012	$12.69	$15.30	0
01/01/2013 to 12/31/2013	$15.30	$17.92	0
01/01/2014 to 12/31/2014	$17.92	$16.65	0
01/01/2015 to 12/31/2015	$16.65	$16.97	0
01/01/2016 to 12/31/2016	$16.97	$16.12	0
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.06	0
01/01/2010 to 12/31/2010	$12.06	$14.18	0
01/01/2011 to 12/31/2011	$14.18	$15.17	0
01/01/2012 to 12/31/2012	$15.17	$16.36	0
01/01/2013 to 12/31/2013	$16.36	$22.93	0
01/01/2014 to 04/25/2014	$22.93	$22.63	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.36	0
01/01/2010 to 12/31/2010	$12.36	$14.51	0
01/01/2011 to 12/31/2011	$14.51	$14.06	0
01/01/2012 to 12/31/2012	$14.06	$15.66	0
01/01/2013 to 12/31/2013	$15.66	$20.96	0
01/01/2014 to 04/25/2014	$20.96	$20.84	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.36	0
01/01/2010 to 12/31/2010	$13.36	$15.37	0
01/01/2011 to 12/31/2011	$15.37	$16.31	0
01/01/2012 to 12/31/2012	$16.31	$17.81	0
01/01/2013 to 12/31/2013	$17.81	$22.96	0
01/01/2014 to 04/25/2014	$22.96	$22.62	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.78	0
01/01/2010 to 12/31/2010	$13.78	$15.82	0
01/01/2011 to 12/31/2011	$15.82	$16.53	0
01/01/2012 to 12/31/2012	$16.53	$17.19	0
01/01/2013 to 12/31/2013	$17.19	$21.72	0
01/01/2014 to 04/25/2014	$21.72	$22.47	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.33	0
01/01/2010 to 07/16/2010	$12.33	$11.86	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.18	$14.74	0
01/01/2011 to 12/31/2011	$14.74	$12.67	0
01/01/2012 to 12/31/2012	$12.67	$14.19	0
01/01/2013 to 12/31/2013	$14.19	$16.78	0
01/01/2014 to 12/31/2014	$16.78	$15.66	0
01/01/2015 to 12/31/2015	$15.66	$15.78	0
01/01/2016 to 12/31/2016	$15.78	$16.06	0
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.86	$13.83	0
01/01/2011 to 12/31/2011	$13.83	$13.34	0
01/01/2012 to 12/31/2012	$13.34	$15.70	0
01/01/2013 to 12/31/2013	$15.70	$20.16	0
01/01/2014 to 12/31/2014	$20.16	$21.92	0
01/01/2015 to 12/31/2015	$21.92	$21.49	0
01/01/2016 to 04/29/2016	$21.49	$21.53	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$12.06	$15.23	0
01/01/2011 to 12/31/2011	$15.23	$14.20	0
01/01/2012 to 12/31/2012	$14.20	$16.90	0
01/01/2013 to 12/31/2013	$16.90	$23.35	0
01/01/2014 to 12/31/2014	$23.35	$23.95	0
01/01/2015 to 12/31/2015	$23.95	$23.99	0
01/01/2016 to 12/31/2016	$23.99	$23.82	0
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.26	0
01/01/2011 to 12/31/2011	$12.26	$11.56	0
01/01/2012 to 12/31/2012	$11.56	$12.31	0
01/01/2013 to 12/31/2013	$12.31	$18.27	0
01/01/2014 to 12/31/2014	$18.27	$17.70	0
01/01/2015 to 12/31/2015	$17.70	$16.99	0
01/01/2016 to 12/31/2016	$16.99	$18.10	0
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB or Combo 5%/HAV and HD GRO/GRO Plus 2008 or HAV, EBP and HD GRO OR HD GRO 60 bps and HAV OR GRO Plus 2008 60 bps and HAV (1.50%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.41	$11.82	0
01/01/2008 to 12/31/2008	$11.82	$11.11	0
01/01/2009 to 12/31/2009	$11.11	$12.79	0
01/01/2010 to 12/31/2010	$12.79	$14.66	0
01/01/2011 to 12/31/2011	$14.66	$14.84	0
01/01/2012 to 12/31/2012	$14.84	$16.68	0
01/01/2013 to 12/31/2013	$16.68	$18.07	0
01/01/2014 to 12/31/2014	$18.07	$18.22	0
01/01/2015 to 12/31/2015	$18.22	$17.97	0
01/01/2016 to 12/31/2016	$17.97	$19.30	0
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.03	$11.86	10,504,772
01/01/2008 to 12/31/2008	$11.86	$7.97	1,262,259
01/01/2009 to 12/31/2009	$7.97	$9.76	3,603,747
01/01/2010 to 12/31/2010	$9.76	$10.76	2,807,816
01/01/2011 to 12/31/2011	$10.76	$10.32	1,829,484
01/01/2012 to 12/31/2012	$10.32	$11.44	1,736,967
01/01/2013 to 12/31/2013	$11.44	$12.39	1,728,158
01/01/2014 to 12/31/2014	$12.39	$12.67	1,664,666
01/01/2015 to 12/31/2015	$12.67	$12.08	1,547,700
01/01/2016 to 12/31/2016	$12.08	$12.65	1,904,121
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.67	$11.51	1,523,109
01/01/2008 to 12/31/2008	$11.51	$7.96	614,684
01/01/2009 to 12/31/2009	$7.96	$9.89	1,457,752
01/01/2010 to 12/31/2010	$9.89	$11.08	1,260,896
01/01/2011 to 12/31/2011	$11.08	$10.93	979,057
01/01/2012 to 12/31/2012	$10.93	$12.23	1,041,993
01/01/2013 to 12/31/2013	$12.23	$14.04	914,703
01/01/2014 to 12/31/2014	$14.04	$14.68	923,892
01/01/2015 to 12/31/2015	$14.68	$14.57	939,040
01/01/2016 to 12/31/2016	$14.57	$15.38	1,054,640
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$16.52	$16.25	270,936
01/01/2008 to 12/31/2008	$16.25	$10.45	30,296
01/01/2009 to 12/31/2009	$10.45	$12.12	112,094
01/01/2010 to 12/31/2010	$12.12	$13.59	108,922
01/01/2011 to 12/31/2011	$13.59	$13.86	59,270
01/01/2012 to 05/04/2012	$13.86	$15.07	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF UNITS OUTSTANDING AT END OF PERIOD
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.65	1,375
01/01/2014 to 12/31/2014	$11.65	$12.99	0
01/01/2015 to 12/31/2015	$12.99	$13.01	0
01/01/2016 to 12/31/2016	$13.01	$14.19	0
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.92	$11.73	1,645,122
01/01/2008 to 12/31/2008	$11.73	$8.24	347,116
01/01/2009 to 12/31/2009	$8.24	$10.01	2,332,501
01/01/2010 to 12/31/2010	$10.01	$11.07	1,919,500
01/01/2011 to 12/31/2011	$11.07	$10.77	1,156,073
01/01/2012 to 12/31/2012	$10.77	$11.93	1,123,914
01/01/2013 to 12/31/2013	$11.93	$13.83	1,161,351
01/01/2014 to 12/31/2014	$13.83	$14.51	1,024,688
01/01/2015 to 12/31/2015	$14.51	$14.36	857,164
01/01/2016 to 12/31/2016	$14.36	$15.04	1,044,833
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.18	14,448
01/01/2012 to 12/31/2012	$9.18	$10.11	23,794
01/01/2013 to 12/31/2013	$10.11	$11.04	76,753
01/01/2014 to 12/31/2014	$11.04	$11.41	157,913
01/01/2015 to 12/31/2015	$11.41	$10.90	135,734
01/01/2016 to 12/31/2016	$10.90	$11.49	110,474
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.51	2,188
01/01/2014 to 12/31/2014	$10.51	$10.72	8,847
01/01/2015 to 12/31/2015	$10.72	$10.59	5,025
01/01/2016 to 12/31/2016	$10.59	$11.10	23,017
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$10.56	$11.11	2,525,498
01/01/2008 to 12/31/2008	$11.11	$11.07	526,364
01/01/2009 to 12/31/2009	$11.07	$12.02	1,118,692
01/01/2010 to 12/31/2010	$12.02	$12.30	945,944
01/01/2011 to 12/31/2011	$12.30	$12.39	473,351
01/01/2012 to 12/31/2012	$12.39	$12.77	337,586
01/01/2013 to 12/31/2013	$12.77	$12.31	279,123
01/01/2014 to 12/31/2014	$12.31	$12.11	207,705
01/01/2015 to 12/31/2015	$12.11	$11.99	238,852
01/01/2016 to 12/31/2016	$11.99	$12.00	219,768
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$11.26	$12.01	1,806,287
01/01/2008 to 12/31/2008	$12.01	$11.56	475,411
01/01/2009 to 12/31/2009	$11.56	$13.27	1,242,625
01/01/2010 to 12/31/2010	$13.27	$14.08	1,216,835
01/01/2011 to 12/31/2011	$14.08	$14.31	711,514
01/01/2012 to 12/31/2012	$14.31	$15.41	667,649
01/01/2013 to 12/31/2013	$15.41	$14.90	564,057
01/01/2014 to 12/31/2014	$14.90	$15.30	471,500
01/01/2015 to 12/31/2015	$15.30	$14.75	374,455
01/01/2016 to 12/31/2016	$14.75	$15.14	271,406

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.33	0
01/01/2009 to 12/31/2009	$11.33	$11.12	0
01/01/2010 to 12/31/2010	$11.12	$11.98	0
01/01/2011 to 12/31/2011	$11.98	$12.55	0
01/01/2012 to 12/31/2012	$12.55	$12.74	0
01/01/2013 to 12/31/2013	$12.74	$12.51	1,597
01/01/2014 to 12/31/2014	$12.51	$12.31	1,512
01/01/2015 to 12/31/2015	$12.31	$12.08	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.41	0
01/01/2010 to 12/31/2010	$9.41	$10.25	0
01/01/2011 to 12/31/2011	$10.25	$11.06	0
01/01/2012 to 12/31/2012	$11.06	$11.35	0
01/01/2013 to 12/31/2013	$11.35	$11.11	413
01/01/2014 to 12/31/2014	$11.11	$10.99	0
01/01/2015 to 12/31/2015	$10.99	$10.80	0
01/01/2016 to 12/31/2016	$10.80	$10.69	0
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.80	12,675
01/01/2011 to 12/31/2011	$10.80	$11.85	6,115
01/01/2012 to 12/31/2012	$11.85	$12.27	20,709
01/01/2013 to 12/31/2013	$12.27	$11.83	3,474
01/01/2014 to 12/31/2014	$11.83	$11.82	805
01/01/2015 to 12/31/2015	$11.82	$11.66	1,291
01/01/2016 to 12/31/2016	$11.66	$11.62	42,620
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.07	0
01/01/2009 to 12/31/2009	$12.07	$11.17	0
01/01/2010 to 12/31/2010	$11.17	$12.23	0
01/01/2011 to 12/31/2011	$12.23	$13.68	59,843
01/01/2012 to 12/31/2012	$13.68	$14.25	20,844
01/01/2013 to 12/31/2013	$14.25	$13.59	7,412
01/01/2014 to 12/31/2014	$13.59	$13.75	23,989
01/01/2015 to 12/31/2015	$13.75	$13.65	83,299
01/01/2016 to 12/31/2016	$13.65	$13.66	59,723
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.14	4,254
01/01/2009 to 12/31/2009	$12.14	$11.04	4,254
01/01/2010 to 12/31/2010	$11.04	$12.10	0
01/01/2011 to 12/31/2011	$12.10	$13.83	0
01/01/2012 to 12/31/2012	$13.83	$14.42	737
01/01/2013 to 12/31/2013	$14.42	$13.52	10,939
01/01/2014 to 12/31/2014	$13.52	$13.88	991
01/01/2015 to 12/31/2015	$13.88	$13.82	267
01/01/2016 to 12/31/2016	$13.82	$13.81	56,581

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.82	0
01/01/2010 to 12/31/2010	$8.82	$9.71	6,670
01/01/2011 to 12/31/2011	$9.71	$11.35	0
01/01/2012 to 12/31/2012	$11.35	$11.89	0
01/01/2013 to 12/31/2013	$11.89	$10.95	57,420
01/01/2014 to 12/31/2014	$10.95	$11.45	39,662
01/01/2015 to 12/31/2015	$11.45	$11.45	34,641
01/01/2016 to 12/31/2016	$11.45	$11.50	28,462
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.04	5,927
01/01/2011 to 12/31/2011	$11.04	$13.08	13,290
01/01/2012 to 12/31/2012	$13.08	$13.76	3,479
01/01/2013 to 12/31/2013	$13.76	$12.61	4,021
01/01/2014 to 12/31/2014	$12.61	$13.37	125,853
01/01/2015 to 12/31/2015	$13.37	$13.41	173,077
01/01/2016 to 12/31/2016	$13.41	$13.48	141,687
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.06	10,896
01/01/2012 to 12/31/2012	$12.06	$12.57	10,872
01/01/2013 to 12/31/2013	$12.57	$11.18	42,070
01/01/2014 to 12/31/2014	$11.18	$12.15	38,179
01/01/2015 to 12/31/2015	$12.15	$12.22	101,130
01/01/2016 to 12/31/2016	$12.22	$12.25	103,750
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.43	2,072
01/01/2013 to 12/31/2013	$10.43	$9.23	52,259
01/01/2014 to 12/31/2014	$9.23	$10.23	20,394
01/01/2015 to 12/31/2015	$10.23	$10.35	10,400
01/01/2016 to 12/31/2016	$10.35	$10.39	14,220
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.78	11,938
01/01/2014 to 12/31/2014	$8.78	$9.91	92,771
01/01/2015 to 12/31/2015	$9.91	$10.03	0
01/01/2016 to 12/31/2016	$10.03	$10.07	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.34	64,982
01/01/2015 to 12/31/2015	$11.34	$11.39	253,243
01/01/2016 to 12/31/2016	$11.39	$11.50	10,748
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.97	13,482
01/01/2016 to 12/31/2016	$9.97	$10.02	202,147
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.91	168,138

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.54	17,784
01/01/2011 to 12/31/2011	$11.54	$10.70	5,865
01/01/2012 to 12/31/2012	$10.70	$11.93	5,788
01/01/2013 to 12/31/2013	$11.93	$15.45	12,079
01/01/2014 to 12/31/2014	$15.45	$16.78	9,358
01/01/2015 to 12/31/2015	$16.78	$15.74	5,127
01/01/2016 to 12/31/2016	$15.74	$17.64	3,912
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.21	$12.11	15,421,278
01/01/2008 to 12/31/2008	$12.11	$7.76	887,769
01/01/2009 to 12/31/2009	$7.76	$9.58	4,580,938
01/01/2010 to 12/31/2010	$9.58	$10.70	3,449,942
01/01/2011 to 12/31/2011	$10.70	$10.28	1,970,751
01/01/2012 to 12/31/2012	$10.28	$11.52	2,137,269
01/01/2013 to 12/31/2013	$11.52	$13.92	2,504,702
01/01/2014 to 12/31/2014	$13.92	$14.67	2,923,296
01/01/2015 to 12/31/2015	$14.67	$14.53	2,989,189
01/01/2016 to 12/31/2016	$14.53	$15.29	3,826,071
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.68	3,518
01/01/2014 to 12/31/2014	$11.68	$13.07	101,098
01/01/2015 to 12/31/2015	$13.07	$12.41	9,477
01/01/2016 to 12/31/2016	$12.41	$14.05	10,957
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$28.95	$22.83	280,863
01/01/2008 to 12/31/2008	$22.83	$14.60	27,985
01/01/2009 to 12/31/2009	$14.60	$18.98	91,102
01/01/2010 to 12/31/2010	$18.98	$24.06	94,164
01/01/2011 to 12/31/2011	$24.06	$25.26	46,252
01/01/2012 to 12/31/2012	$25.26	$28.70	38,890
01/01/2013 to 12/31/2013	$28.70	$29.15	24,625
01/01/2014 to 12/31/2014	$29.15	$37.59	15,179
01/01/2015 to 12/31/2015	$37.59	$38.82	10,021
01/01/2016 to 12/31/2016	$38.82	$40.08	7,743
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$20.19	$16.35	146,459
01/01/2008 to 07/18/2008	$16.35	$14.99	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.70	5,223
01/01/2014 to 12/31/2014	$9.70	$10.04	21,211
01/01/2015 to 12/31/2015	$10.04	$9.88	61,624
01/01/2016 to 12/31/2016	$9.88	$10.18	75,539

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	0
01/01/2008 to 12/31/2008	$10.00	$7.17	58,918
01/01/2009 to 12/31/2009	$7.17	$8.56	254,505
01/01/2010 to 12/31/2010	$8.56	$9.56	263,943
01/01/2011 to 12/31/2011	$9.56	$9.18	184,771
01/01/2012 to 12/31/2012	$9.18	$10.28	158,269
01/01/2013 to 12/31/2013	$10.28	$12.07	202,114
01/01/2014 to 12/31/2014	$12.07	$12.57	223,202
01/01/2015 to 10/16/2015	$12.57	$12.55	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.59	$11.33	2,592,217
01/01/2008 to 12/31/2008	$11.33	$7.31	251,593
01/01/2009 to 12/31/2009	$7.31	$8.92	1,229,017
01/01/2010 to 12/31/2010	$8.92	$10.04	911,050
01/01/2011 to 12/31/2011	$10.04	$9.74	620,879
01/01/2012 to 12/31/2012	$9.74	$10.62	631,596
01/01/2013 to 12/31/2013	$10.62	$12.00	612,082
01/01/2014 to 12/31/2014	$12.00	$12.20	630,567
01/01/2015 to 12/31/2015	$12.20	$12.13	586,415
01/01/2016 to 12/31/2016	$12.13	$12.46	792,485
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.48	26,086
01/01/2009 to 11/13/2009	$7.48	$8.38	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.76	538,573
01/01/2013 to 12/31/2013	$10.76	$13.19	529,184
01/01/2014 to 12/31/2014	$13.19	$13.41	504,484
01/01/2015 to 10/16/2015	$13.41	$12.86	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.83	28,171
01/01/2014 to 12/31/2014	$10.83	$10.94	68,142
01/01/2015 to 10/16/2015	$10.94	$10.45	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.12	727
01/01/2009 to 12/31/2009	$6.12	$8.14	5,264
01/01/2010 to 12/31/2010	$8.14	$9.64	20,842
01/01/2011 to 12/31/2011	$9.64	$9.02	10,080
01/01/2012 to 12/31/2012	$9.02	$11.26	20,321
01/01/2013 to 12/31/2013	$11.26	$11.57	12,503
01/01/2014 to 12/31/2014	$11.57	$12.99	12,241
01/01/2015 to 12/31/2015	$12.99	$12.78	6,799
01/01/2016 to 12/31/2016	$12.78	$12.70	5,366

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$13.15	$14.77	279,256
01/01/2008 to 12/31/2008	$14.77	$8.69	26,348
01/01/2009 to 12/31/2009	$8.69	$12.79	141,442
01/01/2010 to 12/31/2010	$12.79	$13.89	76,866
01/01/2011 to 12/31/2011	$13.89	$13.14	40,998
01/01/2012 to 12/31/2012	$13.14	$15.50	25,705
01/01/2013 to 12/31/2013	$15.50	$19.81	25,624
01/01/2014 to 02/07/2014	$19.81	$19.49	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.73	$17.32	3,473,856
01/01/2008 to 12/31/2008	$17.32	$10.12	443,322
01/01/2009 to 12/31/2009	$10.12	$11.88	1,542,710
01/01/2010 to 12/31/2010	$11.88	$13.21	1,315,243
01/01/2011 to 12/31/2011	$13.21	$12.29	466,396
01/01/2012 to 12/31/2012	$12.29	$14.49	285,426
01/01/2013 to 12/31/2013	$14.49	$19.06	238,839
01/01/2014 to 12/31/2014	$19.06	$21.24	208,064
01/01/2015 to 12/31/2015	$21.24	$19.95	348,397
01/01/2016 to 12/31/2016	$19.95	$21.92	287,328
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.86	$18.64	724,250
01/01/2008 to 12/31/2008	$18.64	$10.87	59,432
01/01/2009 to 12/31/2009	$10.87	$16.82	289,943
01/01/2010 to 12/31/2010	$16.82	$19.85	203,194
01/01/2011 to 12/31/2011	$19.85	$18.97	67,574
01/01/2012 to 12/31/2012	$18.97	$22.35	61,407
01/01/2013 to 12/31/2013	$22.35	$29.10	57,601
01/01/2014 to 12/31/2014	$29.10	$31.97	36,943
01/01/2015 to 12/31/2015	$31.97	$29.70	75,377
01/01/2016 to 12/31/2016	$29.70	$29.74	43,555
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	1,784
01/01/2008 to 12/31/2008	$10.17	$7.59	60,517
01/01/2009 to 12/31/2009	$7.59	$9.23	348,104
01/01/2010 to 12/31/2010	$9.23	$10.15	370,691
01/01/2011 to 12/31/2011	$10.15	$9.94	238,919
01/01/2012 to 12/31/2012	$9.94	$10.79	251,486
01/01/2013 to 12/31/2013	$10.79	$11.67	244,784
01/01/2014 to 12/31/2014	$11.67	$11.96	226,251
01/01/2015 to 12/31/2015	$11.96	$11.67	204,898
01/01/2016 to 12/31/2016	$11.67	$12.10	211,816

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.84	$18.54	0
01/01/2008 to 12/31/2008	$18.54	$13.40	19,514
01/01/2009 to 12/31/2009	$13.40	$16.74	44,719
01/01/2010 to 12/31/2010	$16.74	$20.90	79,338
01/01/2011 to 12/31/2011	$20.90	$20.86	25,257
01/01/2012 to 12/31/2012	$20.86	$23.77	29,926
01/01/2013 to 12/31/2013	$23.77	$32.50	27,832
01/01/2014 to 12/31/2014	$32.50	$34.31	17,845
01/01/2015 to 12/31/2015	$34.31	$31.94	16,662
01/01/2016 to 12/31/2016	$31.94	$39.11	10,115
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$10.26	$10.60	2,126,726
01/01/2008 to 12/31/2008	$10.60	$10.70	3,923,612
01/01/2009 to 12/31/2009	$10.70	$10.57	9,356,356
01/01/2010 to 12/31/2010	$10.57	$10.41	4,514,743
01/01/2011 to 12/31/2011	$10.41	$10.26	2,469,055
01/01/2012 to 12/31/2012	$10.26	$10.10	1,788,191
01/01/2013 to 12/31/2013	$10.10	$9.95	1,064,476
01/01/2014 to 12/31/2014	$9.95	$9.80	517,455
01/01/2015 to 12/31/2015	$9.80	$9.66	144,968
01/01/2016 to 12/31/2016	$9.66	$9.51	29,374
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$14.57	$14.71	372,804
01/01/2008 to 12/31/2008	$14.71	$10.78	56,255
01/01/2009 to 12/31/2009	$10.78	$14.40	283,337
01/01/2010 to 12/31/2010	$14.40	$16.10	157,948
01/01/2011 to 12/31/2011	$16.10	$16.36	96,527
01/01/2012 to 12/31/2012	$16.36	$18.35	76,737
01/01/2013 to 12/31/2013	$18.35	$19.37	59,982
01/01/2014 to 12/31/2014	$19.37	$19.57	66,868
01/01/2015 to 12/31/2015	$19.57	$18.59	21,563
01/01/2016 to 12/31/2016	$18.59	$21.13	19,340
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.28	$15.56	360,373
01/01/2008 to 12/31/2008	$15.56	$8.97	82,540
01/01/2009 to 12/31/2009	$8.97	$10.55	199,552
01/01/2010 to 12/31/2010	$10.55	$11.76	198,247
01/01/2011 to 12/31/2011	$11.76	$11.10	117,260
01/01/2012 to 12/31/2012	$11.10	$12.77	102,085
01/01/2013 to 12/31/2013	$12.77	$17.60	110,141
01/01/2014 to 12/31/2014	$17.60	$19.72	86,048
01/01/2015 to 12/31/2015	$19.72	$17.90	68,769
01/01/2016 to 12/31/2016	$17.90	$21.14	62,286

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$21.00	$24.62	1,697,605
01/01/2008 to 12/31/2008	$24.62	$12.07	219,486
01/01/2009 to 12/31/2009	$12.07	$16.08	783,945
01/01/2010 to 12/31/2010	$16.08	$18.14	644,187
01/01/2011 to 12/31/2011	$18.14	$15.56	237,695
01/01/2012 to 12/31/2012	$15.56	$18.45	135,401
01/01/2013 to 12/31/2013	$18.45	$21.63	122,372
01/01/2014 to 12/31/2014	$21.63	$20.13	112,393
01/01/2015 to 12/31/2015	$20.13	$20.45	167,014
01/01/2016 to 12/31/2016	$20.45	$19.39	162,109
AST International Value Portfolio
01/01/2007 to 12/31/2007	$21.66	$25.13	423,852
01/01/2008 to 12/31/2008	$25.13	$13.86	43,027
01/01/2009 to 12/31/2009	$13.86	$17.82	103,064
01/01/2010 to 12/31/2010	$17.82	$19.50	94,961
01/01/2011 to 12/31/2011	$19.50	$16.79	47,290
01/01/2012 to 12/31/2012	$16.79	$19.30	50,310
01/01/2013 to 12/31/2013	$19.30	$22.71	53,507
01/01/2014 to 12/31/2014	$22.71	$20.87	45,928
01/01/2015 to 12/31/2015	$20.87	$20.73	35,781
01/01/2016 to 12/31/2016	$20.73	$20.53	30,276
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.75	2,260,847
01/01/2009 to 12/31/2009	$10.75	$11.78	714,433
01/01/2010 to 12/31/2010	$11.78	$12.86	349,323
01/01/2011 to 12/31/2011	$12.86	$14.24	1,683,886
01/01/2012 to 12/31/2012	$14.24	$15.35	774,811
01/01/2013 to 12/31/2013	$15.35	$14.64	161,422
01/01/2014 to 12/31/2014	$14.64	$15.39	111,516
01/01/2015 to 12/31/2015	$15.39	$15.34	252,354
01/01/2016 to 12/31/2016	$15.34	$15.74	66,190
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.96	57,866
01/01/2009 to 12/31/2009	$6.96	$8.68	569,996
01/01/2010 to 12/31/2010	$8.68	$9.73	588,503
01/01/2011 to 12/31/2011	$9.73	$9.53	222,718
01/01/2012 to 12/31/2012	$9.53	$10.66	190,012
01/01/2013 to 12/31/2013	$10.66	$12.21	206,059
01/01/2014 to 12/31/2014	$12.21	$12.79	200,787
01/01/2015 to 12/31/2015	$12.79	$12.47	154,273
01/01/2016 to 12/31/2016	$12.47	$12.92	89,528

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$19.55	$21.07	423,778
01/01/2008 to 12/31/2008	$21.07	$12.16	71,449
01/01/2009 to 12/31/2009	$12.16	$16.28	131,795
01/01/2010 to 12/31/2010	$16.28	$17.19	134,112
01/01/2011 to 12/31/2011	$17.19	$15.38	67,608
01/01/2012 to 12/31/2012	$15.38	$18.47	56,764
01/01/2013 to 12/31/2013	$18.47	$20.99	49,158
01/01/2014 to 12/31/2014	$20.99	$19.36	34,652
01/01/2015 to 12/31/2015	$19.36	$18.53	26,789
01/01/2016 to 12/31/2016	$18.53	$18.61	17,472
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$14.77	$14.83	200,084
01/01/2008 to 12/31/2008	$14.83	$12.03	267,698
01/01/2009 to 12/31/2009	$12.03	$14.46	769,525
01/01/2010 to 12/31/2010	$14.46	$15.29	706,865
01/01/2011 to 12/31/2011	$15.29	$15.09	527,772
01/01/2012 to 12/31/2012	$15.09	$16.46	537,743
01/01/2013 to 12/31/2013	$16.46	$18.00	431,411
01/01/2014 to 12/31/2014	$18.00	$18.70	400,844
01/01/2015 to 12/31/2015	$18.70	$18.38	392,860
01/01/2016 to 12/31/2016	$18.38	$18.80	269,352
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.29	22,698
01/01/2011 to 12/31/2011	$11.29	$11.19	24,251
01/01/2012 to 12/31/2012	$11.19	$12.70	27,975
01/01/2013 to 12/31/2013	$12.70	$17.07	23,102
01/01/2014 to 12/31/2014	$17.07	$18.41	6,505
01/01/2015 to 12/31/2015	$18.41	$20.06	6,664
01/01/2016 to 12/31/2016	$20.06	$19.47	5,564
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.64	$17.71	4,017,921
01/01/2008 to 12/31/2008	$17.71	$9.83	456,501
01/01/2009 to 12/31/2009	$9.83	$12.56	1,600,861
01/01/2010 to 12/31/2010	$12.56	$14.82	1,327,334
01/01/2011 to 12/31/2011	$14.82	$14.47	459,894
01/01/2012 to 12/31/2012	$14.47	$16.00	296,704
01/01/2013 to 12/31/2013	$16.00	$21.52	242,827
01/01/2014 to 12/31/2014	$21.52	$23.45	217,926
01/01/2015 to 12/31/2015	$23.45	$25.42	267,937
01/01/2016 to 12/31/2016	$25.42	$26.44	232,386

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.65	$14.26	979,275
01/01/2008 to 12/31/2008	$14.26	$10.78	306,278
01/01/2009 to 12/31/2009	$10.78	$14.30	600,007
01/01/2010 to 12/31/2010	$14.30	$15.97	357,716
01/01/2011 to 12/31/2011	$15.97	$17.33	154,942
01/01/2012 to 12/31/2012	$17.33	$18.09	102,954
01/01/2013 to 12/31/2013	$18.09	$17.46	68,600
01/01/2014 to 12/31/2014	$17.46	$18.29	75,763
01/01/2015 to 12/31/2015	$18.29	$17.91	83,372
01/01/2016 to 12/31/2016	$17.91	$18.11	76,156
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$18.71	$20.16	254,379
01/01/2008 to 12/31/2008	$20.16	$13.10	30,637
01/01/2009 to 12/31/2009	$13.10	$16.98	68,260
01/01/2010 to 12/31/2010	$16.98	$18.74	59,365
01/01/2011 to 12/31/2011	$18.74	$17.88	33,894
01/01/2012 to 12/31/2012	$17.88	$21.67	43,052
01/01/2013 to 12/31/2013	$21.67	$27.25	34,507
01/01/2014 to 12/31/2014	$27.25	$27.81	34,520
01/01/2015 to 12/31/2015	$27.81	$26.99	41,237
01/01/2016 to 12/31/2016	$26.99	$28.48	16,276
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$14.14	$16.03	351,692
01/01/2008 to 12/31/2008	$16.03	$10.06	74,704
01/01/2009 to 12/31/2009	$10.06	$12.32	138,388
01/01/2010 to 12/31/2010	$12.32	$13.68	121,164
01/01/2011 to 12/31/2011	$13.68	$13.40	72,768
01/01/2012 to 12/31/2012	$13.40	$15.45	52,953
01/01/2013 to 12/31/2013	$15.45	$20.81	41,651
01/01/2014 to 12/31/2014	$20.81	$22.28	31,546
01/01/2015 to 12/31/2015	$22.28	$23.53	33,269
01/01/2016 to 12/31/2016	$23.53	$23.62	30,281
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	540
01/01/2013 to 12/31/2013	$10.20	$13.52	3,682
01/01/2014 to 12/31/2014	$13.52	$14.67	13,317
01/01/2015 to 12/31/2015	$14.67	$14.35	10,273
01/01/2016 to 12/31/2016	$14.35	$16.04	12,275
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$10.41	11,178
01/01/2013 to 12/31/2013	$10.41	$9.96	927
01/01/2014 to 12/31/2014	$9.96	$10.32	4,409
01/01/2015 to 10/16/2015	$10.32	$10.30	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$17.57	$21.15	502,643
01/01/2008 to 12/31/2008	$21.15	$11.84	62,184
01/01/2009 to 12/31/2009	$11.84	$15.13	141,041
01/01/2010 to 12/31/2010	$15.13	$19.18	155,932
01/01/2011 to 12/31/2011	$19.18	$19.21	75,915
01/01/2012 to 12/31/2012	$19.21	$21.27	76,206
01/01/2013 to 12/31/2013	$21.27	$27.78	69,806
01/01/2014 to 12/31/2014	$27.78	$29.53	41,017
01/01/2015 to 10/16/2015	$29.53	$30.32	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.98	$18.69	87,947
01/01/2008 to 12/31/2008	$18.69	$10.58	10,447
01/01/2009 to 12/31/2009	$10.58	$12.77	28,177
01/01/2010 to 12/31/2010	$12.77	$15.12	35,217
01/01/2011 to 04/29/2011	$15.12	$16.97	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.53	$19.84	1,208,758
01/01/2008 to 12/31/2008	$19.84	$11.29	131,484
01/01/2009 to 12/31/2009	$11.29	$15.64	360,015
01/01/2010 to 12/31/2010	$15.64	$19.01	338,461
01/01/2011 to 12/31/2011	$19.01	$18.26	113,948
01/01/2012 to 12/31/2012	$18.26	$21.07	77,210
01/01/2013 to 12/31/2013	$21.07	$29.47	71,473
01/01/2014 to 12/31/2014	$29.47	$33.16	51,982
01/01/2015 to 12/31/2015	$33.16	$30.82	49,218
01/01/2016 to 12/31/2016	$30.82	$35.90	36,082
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.33	73,675
01/01/2013 to 12/31/2013	$10.33	$12.10	73,677
01/01/2014 to 12/31/2014	$12.10	$12.54	48,265
01/01/2015 to 12/31/2015	$12.54	$12.19	84,018
01/01/2016 to 12/31/2016	$12.19	$12.53	107,360
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.58	600
01/01/2009 to 12/31/2009	$5.58	$9.15	119,599
01/01/2010 to 12/31/2010	$9.15	$11.02	146,162
01/01/2011 to 12/31/2011	$11.02	$8.65	70,001
01/01/2012 to 12/31/2012	$8.65	$10.05	69,452
01/01/2013 to 12/31/2013	$10.05	$9.92	54,894
01/01/2014 to 12/31/2014	$9.92	$9.32	53,824
01/01/2015 to 12/31/2015	$9.32	$7.64	41,125
01/01/2016 to 12/31/2016	$7.64	$8.46	32,962

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.68	$11.43	552,669
01/01/2008 to 12/31/2008	$11.43	$9.07	689,010
01/01/2009 to 12/31/2009	$9.07	$10.72	1,209,120
01/01/2010 to 12/31/2010	$10.72	$11.67	1,279,799
01/01/2011 to 12/31/2011	$11.67	$11.61	1,121,904
01/01/2012 to 12/31/2012	$11.61	$12.63	1,079,897
01/01/2013 to 12/31/2013	$12.63	$13.58	1,079,622
01/01/2014 to 12/31/2014	$13.58	$14.15	1,077,522
01/01/2015 to 12/31/2015	$14.15	$13.96	788,631
01/01/2016 to 12/31/2016	$13.96	$14.51	907,041
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	1,559
01/01/2012 to 12/31/2012	$10.07	$10.63	1,878
01/01/2013 to 12/31/2013	$10.63	$10.23	5,372
01/01/2014 to 12/31/2014	$10.23	$10.68	9,072
01/01/2015 to 12/31/2015	$10.68	$10.49	8,112
01/01/2016 to 12/31/2016	$10.49	$10.77	12,387
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.49	$11.52	1,835,262
01/01/2008 to 12/31/2008	$11.52	$6.73	316,746
01/01/2009 to 12/31/2009	$6.73	$8.35	2,024,279
01/01/2010 to 12/31/2010	$8.35	$9.78	1,754,551
01/01/2011 to 12/31/2011	$9.78	$9.04	998,335
01/01/2012 to 12/31/2012	$9.04	$10.05	1,029,293
01/01/2013 to 12/31/2013	$10.05	$11.59	1,274,455
01/01/2014 to 12/31/2014	$11.59	$12.46	1,357,542
01/01/2015 to 12/31/2015	$12.46	$12.20	1,634,075
01/01/2016 to 12/31/2016	$12.20	$13.23	1,622,922
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$13.27	1,032
01/01/2015 to 12/31/2015	$13.27	$13.27	0
01/01/2016 to 12/31/2016	$13.27	$14.49	0
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$15.08	$15.16	437,606
01/01/2008 to 12/31/2008	$15.16	$9.15	41,633
01/01/2009 to 12/31/2009	$9.15	$10.98	119,152
01/01/2010 to 12/31/2010	$10.98	$12.45	103,489
01/01/2011 to 12/31/2011	$12.45	$12.69	48,851
01/01/2012 to 12/31/2012	$12.69	$14.84	34,000
01/01/2013 to 12/31/2013	$14.84	$19.36	22,989
01/01/2014 to 12/31/2014	$19.36	$22.36	15,861
01/01/2015 to 12/31/2015	$22.36	$22.70	4,955
01/01/2016 to 12/31/2016	$22.70	$25.68	3,125

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.91	3,131
01/01/2012 to 12/31/2012	$8.91	$9.93	0
01/01/2013 to 12/31/2013	$9.93	$11.97	0
01/01/2014 to 12/31/2014	$11.97	$12.56	2,315
01/01/2015 to 12/31/2015	$12.56	$12.39	3,004
01/01/2016 to 12/31/2016	$12.39	$12.98	16,709
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	19,781
01/01/2008 to 12/31/2008	$10.04	$7.17	187,773
01/01/2009 to 12/31/2009	$7.17	$8.71	562,379
01/01/2010 to 12/31/2010	$8.71	$9.60	625,456
01/01/2011 to 12/31/2011	$9.60	$9.28	487,867
01/01/2012 to 12/31/2012	$9.28	$10.09	507,952
01/01/2013 to 12/31/2013	$10.09	$11.17	512,441
01/01/2014 to 12/31/2014	$11.17	$11.57	472,900
01/01/2015 to 12/31/2015	$11.57	$11.38	460,148
01/01/2016 to 12/31/2016	$11.38	$11.74	272,916
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	1,703
01/01/2008 to 12/31/2008	$11.51	$7.34	54,042
01/01/2009 to 12/31/2009	$7.34	$9.18	350,540
01/01/2010 to 12/31/2010	$9.18	$10.34	353,593
01/01/2011 to 12/31/2011	$10.34	$9.94	222,286
01/01/2012 to 12/31/2012	$9.94	$11.34	235,019
01/01/2013 to 12/31/2013	$11.34	$13.19	269,266
01/01/2014 to 12/31/2014	$13.19	$13.70	300,394
01/01/2015 to 12/31/2015	$13.70	$13.42	413,872
01/01/2016 to 12/31/2016	$13.42	$14.12	304,567
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$13.95	$14.97	216,035
01/01/2008 to 12/31/2008	$14.97	$10.29	52,317
01/01/2009 to 12/31/2009	$10.29	$12.92	590,351
01/01/2010 to 12/31/2010	$12.92	$14.23	450,911
01/01/2011 to 12/31/2011	$14.23	$13.54	228,839
01/01/2012 to 12/31/2012	$13.54	$14.82	218,316
01/01/2013 to 12/31/2013	$14.82	$16.70	187,437
01/01/2014 to 12/31/2014	$16.70	$16.95	164,128
01/01/2015 to 10/16/2015	$16.95	$16.51	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$23.94	$26.22	690,521
01/01/2008 to 12/31/2008	$26.22	$14.44	77,724
01/01/2009 to 12/31/2009	$14.44	$18.87	263,368
01/01/2010 to 12/31/2010	$18.87	$24.63	208,277
01/01/2011 to 12/31/2011	$24.63	$21.08	88,588
01/01/2012 to 12/31/2012	$21.08	$24.94	69,266
01/01/2013 to 12/31/2013	$24.94	$34.59	57,797
01/01/2014 to 12/31/2014	$34.59	$35.75	40,458
01/01/2015 to 12/31/2015	$35.75	$35.68	43,677
01/01/2016 to 12/31/2016	$35.68	$37.86	36,006

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$13.79	$14.55	113,131
01/01/2008 to 12/31/2008	$14.55	$9.32	30,544
01/01/2009 to 12/31/2009	$9.32	$12.29	63,593
01/01/2010 to 12/31/2010	$12.29	$16.51	72,358
01/01/2011 to 12/31/2011	$16.51	$16.10	34,651
01/01/2012 to 12/31/2012	$16.10	$17.79	32,789
01/01/2013 to 12/31/2013	$17.79	$23.69	37,740
01/01/2014 to 12/31/2014	$23.69	$24.23	28,404
01/01/2015 to 12/31/2015	$24.23	$24.05	26,392
01/01/2016 to 12/31/2016	$24.05	$26.55	20,701
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.22	$17.87	1,302,430
01/01/2008 to 12/31/2008	$17.87	$12.37	153,429
01/01/2009 to 12/31/2009	$12.37	$15.47	465,071
01/01/2010 to 12/31/2010	$15.47	$19.20	374,323
01/01/2011 to 12/31/2011	$19.20	$17.79	145,764
01/01/2012 to 12/31/2012	$17.79	$20.70	93,768
01/01/2013 to 12/31/2013	$20.70	$28.02	74,451
01/01/2014 to 12/31/2014	$28.02	$29.05	54,217
01/01/2015 to 12/31/2015	$29.05	$27.38	66,195
01/01/2016 to 12/31/2016	$27.38	$34.85	54,419
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$15.23	$15.95	721,295
01/01/2008 to 12/31/2008	$15.95	$11.64	200,601
01/01/2009 to 12/31/2009	$11.64	$14.23	600,940
01/01/2010 to 12/31/2010	$14.23	$15.63	555,337
01/01/2011 to 12/31/2011	$15.63	$15.70	434,341
01/01/2012 to 12/31/2012	$15.70	$17.56	481,456
01/01/2013 to 12/31/2013	$17.56	$20.20	480,938
01/01/2014 to 12/31/2014	$20.20	$21.07	487,593
01/01/2015 to 12/31/2015	$21.07	$20.76	548,289
01/01/2016 to 12/31/2016	$20.76	$21.99	478,041
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$17.77	$16.88	431,841
01/01/2008 to 12/31/2008	$16.88	$9.66	48,882
01/01/2009 to 12/31/2009	$9.66	$11.78	139,553
01/01/2010 to 12/31/2010	$11.78	$13.14	161,976
01/01/2011 to 12/31/2011	$13.14	$12.73	63,594
01/01/2012 to 12/31/2012	$12.73	$14.70	68,380
01/01/2013 to 12/31/2013	$14.70	$18.78	75,195
01/01/2014 to 12/31/2014	$18.78	$19.88	59,965
01/01/2015 to 10/16/2015	$19.88	$18.46	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$14.15	$15.09	439,213
01/01/2008 to 12/31/2008	$15.09	$8.83	74,205
01/01/2009 to 12/31/2009	$8.83	$13.34	269,371
01/01/2010 to 12/31/2010	$13.34	$15.22	229,668
01/01/2011 to 12/31/2011	$15.22	$14.74	132,185
01/01/2012 to 12/31/2012	$14.74	$17.07	143,318
01/01/2013 to 12/31/2013	$17.07	$24.22	146,670
01/01/2014 to 12/31/2014	$24.22	$25.85	105,184
01/01/2015 to 12/31/2015	$25.85	$27.90	85,144
01/01/2016 to 12/31/2016	$27.90	$28.22	59,056
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$26.22	$36.29	327,780
01/01/2008 to 12/31/2008	$36.29	$17.88	48,171
01/01/2009 to 12/31/2009	$17.88	$26.30	147,958
01/01/2010 to 12/31/2010	$26.30	$31.20	143,132
01/01/2011 to 12/31/2011	$31.20	$26.15	67,486
01/01/2012 to 12/31/2012	$26.15	$26.69	61,390
01/01/2013 to 12/31/2013	$26.69	$30.33	47,111
01/01/2014 to 12/31/2014	$30.33	$27.38	30,701
01/01/2015 to 12/31/2015	$27.38	$21.78	19,831
01/01/2016 to 12/31/2016	$21.78	$26.73	10,024
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$12.09	$13.05	1,134,701
01/01/2008 to 12/31/2008	$13.05	$12.55	116,300
01/01/2009 to 12/31/2009	$12.55	$13.85	411,753
01/01/2010 to 12/31/2010	$13.85	$14.43	329,237
01/01/2011 to 12/31/2011	$14.43	$14.80	134,287
01/01/2012 to 12/31/2012	$14.80	$15.34	84,511
01/01/2013 to 12/31/2013	$15.34	$14.54	98,013
01/01/2014 to 12/31/2014	$14.54	$14.40	79,733
01/01/2015 to 12/31/2015	$14.40	$13.53	103,878
01/01/2016 to 12/31/2016	$13.53	$13.91	89,791
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.71	$18.64	444,416
01/01/2008 to 12/31/2008	$18.64	$11.51	56,513
01/01/2009 to 12/31/2009	$11.51	$13.41	135,555
01/01/2010 to 12/31/2010	$13.41	$14.85	144,676
01/01/2011 to 12/31/2011	$14.85	$14.56	97,717
01/01/2012 to 12/31/2012	$14.56	$16.26	77,006
01/01/2013 to 12/31/2013	$16.26	$21.57	58,724
01/01/2014 to 12/31/2014	$21.57	$21.57	35,750
01/01/2015 to 12/31/2015	$21.57	$19.96	22,259
01/01/2016 to 12/31/2016	$19.96	$20.87	15,630

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$17.85	$18.06	111,487
01/01/2008 to 12/31/2008	$18.06	$11.01	16,776
01/01/2009 to 12/31/2009	$11.01	$15.06	38,380
01/01/2010 to 12/31/2010	$15.06	$18.34	61,575
01/01/2011 to 12/31/2011	$18.34	$17.44	29,727
01/01/2012 to 12/31/2012	$17.44	$20.34	29,981
01/01/2013 to 12/31/2013	$20.34	$26.53	28,811
01/01/2014 to 12/31/2014	$26.53	$30.04	19,842
01/01/2015 to 12/31/2015	$30.04	$27.63	14,591
01/01/2016 to 12/31/2016	$27.63	$31.03	6,756
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.39	$12.29	3,241,562
01/01/2008 to 12/31/2008	$12.29	$6.98	132,722
01/01/2009 to 12/31/2009	$6.98	$8.84	625,653
01/01/2010 to 12/31/2010	$8.84	$9.98	540,358
01/01/2011 to 12/31/2011	$9.98	$9.49	266,724
01/01/2012 to 12/31/2012	$9.49	$10.37	235,711
01/01/2013 to 12/31/2013	$10.37	$12.31	257,016
01/01/2014 to 12/31/2014	$12.31	$12.80	195,918
01/01/2015 to 12/31/2015	$12.80	$12.52	147,171
01/01/2016 to 12/31/2016	$12.52	$13.14	118,032
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	7,942
01/01/2008 to 12/31/2008	$9.98	$9.32	128,686
01/01/2009 to 12/31/2009	$9.32	$10.25	162,500
01/01/2010 to 12/31/2010	$10.25	$10.88	191,856
01/01/2011 to 12/31/2011	$10.88	$11.36	131,044
01/01/2012 to 12/31/2012	$11.36	$12.07	130,317
01/01/2013 to 12/31/2013	$12.07	$11.71	167,933
01/01/2014 to 12/31/2014	$11.71	$12.37	190,247
01/01/2015 to 12/31/2015	$12.37	$12.33	209,061
01/01/2016 to 12/31/2016	$12.33	$12.77	105,568
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.52	$13.70	115,632
01/01/2008 to 12/31/2008	$13.70	$7.94	15,956
01/01/2009 to 12/31/2009	$7.94	$10.94	50,260
01/01/2010 to 07/16/2010	$10.94	$10.72	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$17.01	$19.27	154,843
01/01/2008 to 12/31/2008	$19.27	$11.11	19,778
01/01/2009 to 12/31/2009	$11.11	$12.68	42,576
01/01/2010 to 07/16/2010	$12.68	$12.06	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$14.96	$16.50	17,767
01/01/2008 to 12/31/2008	$16.50	$11.83	497
01/01/2009 to 12/31/2009	$11.83	$16.78	17,263
01/01/2010 to 07/16/2010	$16.78	$15.69	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/01/2007 to 12/31/2007	$14.73	$15.34	200,912
01/01/2008 to 12/31/2008	$15.34	$8.49	108
01/01/2009 to 12/31/2009	$8.49	$10.76	35,449
01/01/2010 to 12/31/2010	$10.76	$12.62	31,719
01/01/2011 to 12/31/2011	$12.62	$11.07	7,156
01/01/2012 to 12/31/2012	$11.07	$12.41	4,837
01/01/2013 to 12/31/2013	$12.41	$16.03	4,902
01/01/2014 to 04/25/2014	$16.03	$16.53	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.65	229,407
01/01/2009 to 12/31/2009	$6.65	$8.52	1,106,583
01/01/2010 to 12/31/2010	$8.52	$9.25	1,017,410
01/01/2011 to 12/31/2011	$9.25	$8.96	567,697
01/01/2012 to 09/21/2012	$8.96	$10.05	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$23.62	$26.37	232,530
01/01/2008 to 12/31/2008	$26.37	$14.86	16,403
01/01/2009 to 12/31/2009	$14.86	$20.65	28,524
01/01/2010 to 12/31/2010	$20.65	$22.32	20,980
01/01/2011 to 12/31/2011	$22.32	$20.34	11,149
01/01/2012 to 12/31/2012	$20.34	$25.11	11,137
01/01/2013 to 12/31/2013	$25.11	$28.29	7,741
01/01/2014 to 04/25/2014	$28.29	$27.70	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.18	6,191
01/01/2012 to 04/27/2012	$8.18	$9.27	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.13	13,541
01/01/2012 to 12/31/2012	$9.13	$10.68	5,284
01/01/2013 to 12/31/2013	$10.68	$13.78	6,184
01/01/2014 to 12/31/2014	$13.78	$15.32	2,269
01/01/2015 to 12/31/2015	$15.32	$15.40	7,758
01/01/2016 to 12/31/2016	$15.40	$17.42	7,127
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$18.36	$20.28	50,151
01/01/2008 to 12/31/2008	$20.28	$10.37	2,512
01/01/2009 to 12/31/2009	$10.37	$14.55	17,432
01/01/2010 to 12/31/2010	$14.55	$17.75	15,229
01/01/2011 to 04/29/2011	$17.75	$19.78	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$16.23	$12.43	52,955
01/01/2008 to 12/31/2008	$12.43	$4.97	13,501
01/01/2009 to 12/31/2009	$4.97	$6.23	47,117
01/01/2010 to 12/31/2010	$6.23	$6.77	31,824
01/01/2011 to 04/29/2011	$6.77	$7.15	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$14.02	$15.44	77,544
01/01/2008 to 12/31/2008	$15.44	$10.86	7,203
01/01/2009 to 12/31/2009	$10.86	$13.65	17,858
01/01/2010 to 12/31/2010	$13.65	$14.16	23,803
01/01/2011 to 12/31/2011	$14.16	$14.50	11,566
01/01/2012 to 12/31/2012	$14.50	$17.27	9,106
01/01/2013 to 12/31/2013	$17.27	$23.90	7,777
01/01/2014 to 12/31/2014	$23.90	$28.18	3,231
01/01/2015 to 12/31/2015	$28.18	$28.63	5,275
01/01/2016 to 12/31/2016	$28.63	$24.97	4,303
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.78	5,855
01/01/2013 to 12/31/2013	$9.78	$13.19	6,373
01/01/2014 to 12/31/2014	$13.19	$14.04	3,000
01/01/2015 to 12/31/2015	$14.04	$14.00	18
01/01/2016 to 12/31/2016	$14.00	$13.89	0
Invesco V.I. Technology Fund - Series I
01/01/2007 to 12/31/2007	$15.14	$16.06	909
01/01/2008 to 12/31/2008	$16.06	$8.78	214
01/01/2009 to 12/31/2009	$8.78	$13.61	0
01/01/2010 to 12/31/2010	$13.61	$16.27	0
01/01/2011 to 12/31/2011	$16.27	$15.21	0
01/01/2012 to 12/31/2012	$15.21	$16.67	0
01/01/2013 to 12/31/2013	$16.67	$20.55	0
01/01/2014 to 12/31/2014	$20.55	$22.48	0
01/01/2015 to 12/31/2015	$22.48	$23.66	0
01/01/2016 to 12/31/2016	$23.66	$23.13	0
NASDAQ Target 15 Portfolio
01/01/2007 to 12/31/2007	$11.64	$13.96	0
01/01/2008 to 12/31/2008	$13.96	$6.75	0
01/01/2009 to 12/31/2009	$6.75	$7.78	0
01/01/2010 to 12/31/2010	$7.78	$9.99	0
01/01/2011 to 12/31/2011	$9.99	$9.97	0
01/01/2012 to 12/31/2012	$9.97	$11.09	0
01/01/2013 to 12/31/2013	$11.09	$16.26	0
01/01/2014 to 04/25/2014	$16.26	$16.21	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$31.67	$44.77	226,697
01/01/2008 to 12/31/2008	$44.77	$18.58	21,797
01/01/2009 to 12/31/2009	$18.58	$29.70	76,457
01/01/2010 to 12/31/2010	$29.70	$33.97	58,459
01/01/2011 to 12/31/2011	$33.97	$25.96	20,239
01/01/2012 to 12/31/2012	$25.96	$29.87	14,171
01/01/2013 to 12/31/2013	$29.87	$29.43	11,437
01/01/2014 to 12/31/2014	$29.43	$27.29	7,982
01/01/2015 to 12/31/2015	$27.29	$22.50	2,074
01/01/2016 to 08/05/2016	$22.50	$24.67	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.74	2,875
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$25.37	$36.92	86,948
01/01/2008 to 12/31/2008	$36.92	$17.88	10,601
01/01/2009 to 12/31/2009	$17.88	$27.16	32,855
01/01/2010 to 12/31/2010	$27.16	$30.47	23,453
01/01/2011 to 12/31/2011	$30.47	$21.91	5,593
01/01/2012 to 12/31/2012	$21.91	$24.92	3,847
01/01/2013 to 12/31/2013	$24.92	$28.23	3,074
01/01/2014 to 12/31/2014	$28.23	$27.37	1,631
01/01/2015 to 12/31/2015	$27.37	$24.43	28
01/01/2016 to 12/31/2016	$24.43	$24.22	525
ProFund VP Banks
01/01/2007 to 12/31/2007	$15.91	$11.39	6,690
01/01/2008 to 12/31/2008	$11.39	$5.96	2,679
01/01/2009 to 12/31/2009	$5.96	$5.62	13,233
01/01/2010 to 12/31/2010	$5.62	$6.00	20,524
01/01/2011 to 12/31/2011	$6.00	$4.33	10,346
01/01/2012 to 12/31/2012	$4.33	$5.68	11,652
01/01/2013 to 12/31/2013	$5.68	$7.47	9,231
01/01/2014 to 12/31/2014	$7.47	$8.12	124
01/01/2015 to 12/31/2015	$8.12	$7.97	0
01/01/2016 to 12/31/2016	$7.97	$9.67	0
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$16.71	$21.51	89,700
01/01/2008 to 12/31/2008	$21.51	$10.29	20,532
01/01/2009 to 12/31/2009	$10.29	$16.46	46,277
01/01/2010 to 12/31/2010	$16.46	$21.03	45,362
01/01/2011 to 12/31/2011	$21.03	$17.37	18,857
01/01/2012 to 12/31/2012	$17.37	$18.56	14,114
01/01/2013 to 12/31/2013	$18.56	$21.65	11,275
01/01/2014 to 12/31/2014	$21.65	$21.68	2,171
01/01/2015 to 12/31/2015	$21.68	$18.39	0
01/01/2016 to 12/31/2016	$18.39	$21.46	0
ProFund VP Bear
01/01/2007 to 12/31/2007	$5.89	$5.83	15,764
01/01/2008 to 12/31/2008	$5.83	$8.04	61,814
01/01/2009 to 12/31/2009	$8.04	$5.71	39,269
01/01/2010 to 12/31/2010	$5.71	$4.63	31,258
01/01/2011 to 12/31/2011	$4.63	$4.15	23,360
01/01/2012 to 12/31/2012	$4.15	$3.41	10,413
01/01/2013 to 12/31/2013	$3.41	$2.47	1,948
01/01/2014 to 12/31/2014	$2.47	$2.08	13,337
01/01/2015 to 12/31/2015	$2.08	$1.95	0
01/01/2016 to 12/31/2016	$1.95	$1.67	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2007 to 12/31/2007	$16.29	$15.86	0
01/01/2008 to 12/31/2008	$15.86	$15.91	0
01/01/2009 to 12/31/2009	$15.91	$16.26	0
01/01/2010 to 12/31/2010	$16.26	$16.83	0
01/01/2011 to 12/31/2011	$16.83	$17.67	0
01/01/2012 to 12/31/2012	$17.67	$24.48	0
01/01/2013 to 12/31/2013	$24.48	$40.62	0
01/01/2014 to 12/31/2014	$40.62	$51.90	0
01/01/2015 to 12/31/2015	$51.90	$52.81	0
01/01/2016 to 12/31/2016	$52.81	$43.97	0
ProFund VP Bull
01/01/2007 to 12/31/2007	$14.65	$14.94	82,707
01/01/2008 to 12/31/2008	$14.94	$9.18	26,545
01/01/2009 to 12/31/2009	$9.18	$11.24	84,262
01/01/2010 to 12/31/2010	$11.24	$12.46	66,531
01/01/2011 to 12/31/2011	$12.46	$12.28	22,016
01/01/2012 to 12/31/2012	$12.28	$13.77	10,345
01/01/2013 to 12/31/2013	$13.77	$17.60	3,694
01/01/2014 to 12/31/2014	$17.60	$19.32	0
01/01/2015 to 12/31/2015	$19.32	$18.95	0
01/01/2016 to 12/31/2016	$18.95	$20.47	0
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$13.54	$14.35	74,099
01/01/2008 to 12/31/2008	$14.35	$10.36	1,437
01/01/2009 to 12/31/2009	$10.36	$12.41	2,159
01/01/2010 to 12/31/2010	$12.41	$14.34	3,787
01/01/2011 to 12/31/2011	$14.34	$15.11	4,264
01/01/2012 to 12/31/2012	$15.11	$16.50	3,204
01/01/2013 to 12/31/2013	$16.50	$20.87	647
01/01/2014 to 12/31/2014	$20.87	$22.66	830
01/01/2015 to 12/31/2015	$22.66	$23.25	0
01/01/2016 to 12/31/2016	$23.25	$23.72	51
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$12.86	$11.62	3,058
01/01/2008 to 12/31/2008	$11.62	$7.85	542
01/01/2009 to 12/31/2009	$7.85	$10.12	1,845
01/01/2010 to 12/31/2010	$10.12	$12.10	5,666
01/01/2011 to 12/31/2011	$12.10	$12.57	1,320
01/01/2012 to 12/31/2012	$12.57	$15.12	1,899
01/01/2013 to 12/31/2013	$15.12	$20.83	2,386
01/01/2014 to 12/31/2014	$20.83	$23.08	821
01/01/2015 to 12/31/2015	$23.08	$23.80	0
01/01/2016 to 12/31/2016	$23.80	$24.42	557

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$18.40	$20.76	86,822
01/01/2008 to 12/31/2008	$20.76	$11.45	12,607
01/01/2009 to 12/31/2009	$11.45	$14.92	40,807
01/01/2010 to 12/31/2010	$14.92	$15.09	38,093
01/01/2011 to 12/31/2011	$15.09	$13.54	7,933
01/01/2012 to 12/31/2012	$13.54	$15.55	6,778
01/01/2013 to 12/31/2013	$15.55	$18.63	5,565
01/01/2014 to 12/31/2014	$18.63	$16.76	4,459
01/01/2015 to 12/31/2015	$16.76	$14.72	125
01/01/2016 to 12/31/2016	$14.72	$15.63	4,773
ProFund VP Financials
01/01/2007 to 12/31/2007	$16.10	$12.82	21,682
01/01/2008 to 12/31/2008	$12.82	$6.25	10,480
01/01/2009 to 12/31/2009	$6.25	$7.08	20,595
01/01/2010 to 12/31/2010	$7.08	$7.73	18,563
01/01/2011 to 12/31/2011	$7.73	$6.56	8,055
01/01/2012 to 12/31/2012	$6.56	$8.06	8,799
01/01/2013 to 12/31/2013	$8.06	$10.49	4,418
01/01/2014 to 12/31/2014	$10.49	$11.67	2,356
01/01/2015 to 12/31/2015	$11.67	$11.32	900
01/01/2016 to 12/31/2016	$11.32	$12.86	1,248
ProFund VP Health Care
01/01/2007 to 12/31/2007	$12.12	$12.72	120,094
01/01/2008 to 12/31/2008	$12.72	$9.49	7,199
01/01/2009 to 12/31/2009	$9.49	$11.17	16,273
01/01/2010 to 12/31/2010	$11.17	$11.32	12,341
01/01/2011 to 12/31/2011	$11.32	$12.27	10,030
01/01/2012 to 12/31/2012	$12.27	$14.19	7,026
01/01/2013 to 12/31/2013	$14.19	$19.54	5,835
01/01/2014 to 12/31/2014	$19.54	$23.81	5,793
01/01/2015 to 12/31/2015	$23.81	$24.63	2,285
01/01/2016 to 12/31/2016	$24.63	$23.28	767
ProFund VP Industrials
01/01/2007 to 12/31/2007	$15.98	$17.58	10,489
01/01/2008 to 12/31/2008	$17.58	$10.31	2,836
01/01/2009 to 12/31/2009	$10.31	$12.60	6,999
01/01/2010 to 12/31/2010	$12.60	$15.35	6,733
01/01/2011 to 12/31/2011	$15.35	$14.85	4,399
01/01/2012 to 12/31/2012	$14.85	$16.94	2,450
01/01/2013 to 12/31/2013	$16.94	$23.06	3,015
01/01/2014 to 12/31/2014	$23.06	$23.98	1,926
01/01/2015 to 12/31/2015	$23.98	$22.82	150
01/01/2016 to 12/31/2016	$22.82	$26.42	600

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
01/01/2007 to 12/31/2007	$21.13	$22.94	0
01/01/2008 to 12/31/2008	$22.94	$12.46	0
01/01/2009 to 12/31/2009	$12.46	$21.77	0
01/01/2010 to 12/31/2010	$21.77	$29.00	0
01/01/2011 to 12/31/2011	$29.00	$26.59	0
01/01/2012 to 12/31/2012	$26.59	$31.37	0
01/01/2013 to 12/31/2013	$31.37	$46.88	0
01/01/2014 to 12/31/2014	$46.88	$46.69	0
01/01/2015 to 12/31/2015	$46.69	$55.35	0
01/01/2016 to 12/31/2016	$55.35	$57.54	0
ProFund VP Japan
01/01/2007 to 12/31/2007	$20.61	$18.27	34,711
01/01/2008 to 12/31/2008	$18.27	$10.65	8,687
01/01/2009 to 12/31/2009	$10.65	$11.57	7,806
01/01/2010 to 12/31/2010	$11.57	$10.65	8,572
01/01/2011 to 12/31/2011	$10.65	$8.55	5,185
01/01/2012 to 12/31/2012	$8.55	$10.35	3,164
01/01/2013 to 12/31/2013	$10.35	$15.12	3,303
01/01/2014 to 12/31/2014	$15.12	$15.37	252
01/01/2015 to 12/31/2015	$15.37	$16.02	0
01/01/2016 to 12/31/2016	$16.02	$15.84	1,372
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.08	$11.68	89,121
01/01/2008 to 12/31/2008	$11.68	$7.42	24,838
01/01/2009 to 12/31/2009	$7.42	$9.48	36,207
01/01/2010 to 12/31/2010	$9.48	$10.57	26,524
01/01/2011 to 12/31/2011	$10.57	$10.73	9,237
01/01/2012 to 12/31/2012	$10.73	$11.92	8,996
01/01/2013 to 12/31/2013	$11.92	$15.34	5,461
01/01/2014 to 12/31/2014	$15.34	$17.06	6,371
01/01/2015 to 12/31/2015	$17.06	$17.44	5,832
01/01/2016 to 12/31/2016	$17.44	$18.04	5,702
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.30	$12.13	64,313
01/01/2008 to 12/31/2008	$12.13	$7.12	18,910
01/01/2009 to 12/31/2009	$7.12	$8.37	27,255
01/01/2010 to 12/31/2010	$8.37	$9.31	33,728
01/01/2011 to 12/31/2011	$9.31	$9.05	13,546
01/01/2012 to 12/31/2012	$9.05	$10.29	9,470
01/01/2013 to 12/31/2013	$10.29	$13.17	3,643
01/01/2014 to 12/31/2014	$13.17	$14.33	1,221
01/01/2015 to 12/31/2015	$14.33	$13.45	35
01/01/2016 to 12/31/2016	$13.45	$15.29	33

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$15.19	$16.72	58,677
01/01/2008 to 12/31/2008	$16.72	$10.08	8,779
01/01/2009 to 12/31/2009	$10.08	$13.73	17,737
01/01/2010 to 12/31/2010	$13.73	$17.37	23,606
01/01/2011 to 12/31/2011	$17.37	$16.61	11,559
01/01/2012 to 12/31/2012	$16.61	$18.88	5,838
01/01/2013 to 12/31/2013	$18.88	$24.27	2,714
01/01/2014 to 12/31/2014	$24.27	$25.32	3,732
01/01/2015 to 12/31/2015	$25.32	$25.01	11,423
01/01/2016 to 12/31/2016	$25.01	$27.81	11,009
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$18.24	$18.14	62,451
01/01/2008 to 12/31/2008	$18.14	$11.38	6,543
01/01/2009 to 12/31/2009	$11.38	$14.67	12,417
01/01/2010 to 12/31/2010	$14.67	$17.40	11,986
01/01/2011 to 12/31/2011	$17.40	$16.47	7,196
01/01/2012 to 12/31/2012	$16.47	$18.91	3,706
01/01/2013 to 12/31/2013	$18.91	$24.62	2,783
01/01/2014 to 12/31/2014	$24.62	$26.72	2,455
01/01/2015 to 12/31/2015	$26.72	$24.15	12
01/01/2016 to 12/31/2016	$24.15	$29.58	12
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$14.83	$17.18	70,534
01/01/2008 to 12/31/2008	$17.18	$9.74	7,660
01/01/2009 to 12/31/2009	$9.74	$14.58	36,868
01/01/2010 to 12/31/2010	$14.58	$16.98	21,892
01/01/2011 to 12/31/2011	$16.98	$16.97	11,397
01/01/2012 to 12/31/2012	$16.97	$19.42	8,080
01/01/2013 to 12/31/2013	$19.42	$25.69	6,534
01/01/2014 to 12/31/2014	$25.69	$29.61	2,768
01/01/2015 to 12/31/2015	$29.61	$31.34	8,323
01/01/2016 to 12/31/2016	$31.34	$32.49	7,770
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$23.87	$31.15	111,224
01/01/2008 to 12/31/2008	$31.15	$19.34	18,117
01/01/2009 to 12/31/2009	$19.34	$22.01	21,006
01/01/2010 to 12/31/2010	$22.01	$25.53	26,141
01/01/2011 to 12/31/2011	$25.53	$25.71	15,171
01/01/2012 to 12/31/2012	$25.71	$26.06	11,483
01/01/2013 to 12/31/2013	$26.06	$31.84	7,093
01/01/2014 to 12/31/2014	$31.84	$27.96	3,558
01/01/2015 to 12/31/2015	$27.96	$21.10	158
01/01/2016 to 12/31/2016	$21.10	$25.81	83

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$9.38	$9.45	25,677
01/01/2008 to 12/31/2008	$9.45	$7.49	4,367
01/01/2009 to 12/31/2009	$7.49	$8.63	8,690
01/01/2010 to 12/31/2010	$8.63	$8.54	12,296
01/01/2011 to 12/31/2011	$8.54	$9.77	10,241
01/01/2012 to 12/31/2012	$9.77	$10.76	9,611
01/01/2013 to 12/31/2013	$10.76	$13.95	8,155
01/01/2014 to 12/31/2014	$13.95	$16.40	6,116
01/01/2015 to 12/31/2015	$16.40	$16.87	0
01/01/2016 to 12/31/2016	$16.87	$16.00	0
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$18.10	$21.83	109,258
01/01/2008 to 12/31/2008	$21.83	$14.89	19,612
01/01/2009 to 12/31/2009	$14.89	$19.85	43,158
01/01/2010 to 12/31/2010	$19.85	$25.99	43,027
01/01/2011 to 12/31/2011	$25.99	$20.68	19,760
01/01/2012 to 12/31/2012	$20.68	$17.41	12,722
01/01/2013 to 12/31/2013	$17.41	$10.64	10,205
01/01/2014 to 12/31/2014	$10.64	$7.98	4,900
01/01/2015 to 12/31/2015	$7.98	$5.28	2,942
01/01/2016 to 12/31/2016	$5.28	$8.10	10,167
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$23.02	$18.23	31,631
01/01/2008 to 12/31/2008	$18.23	$10.55	14,762
01/01/2009 to 12/31/2009	$10.55	$13.29	16,053
01/01/2010 to 12/31/2010	$13.29	$16.32	15,987
01/01/2011 to 12/31/2011	$16.32	$16.84	11,683
01/01/2012 to 12/31/2012	$16.84	$19.43	10,391
01/01/2013 to 12/31/2013	$19.43	$19.16	8,302
01/01/2014 to 12/31/2014	$19.16	$23.59	4,978
01/01/2015 to 12/31/2015	$23.59	$23.31	21
01/01/2016 to 12/31/2016	$23.31	$24.28	545
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$7.91	$7.39	117,087
01/01/2008 to 12/31/2008	$7.39	$4.52	22,166
01/01/2009 to 12/31/2009	$4.52	$5.88	53,503
01/01/2010 to 12/31/2010	$5.88	$4.86	50,036
01/01/2011 to 12/31/2011	$4.86	$2.99	16,857
01/01/2012 to 12/31/2012	$2.99	$2.74	12,535
01/01/2013 to 12/31/2013	$2.74	$3.15	16,692
01/01/2014 to 12/31/2014	$3.15	$2.16	6,839
01/01/2015 to 12/31/2015	$2.16	$2.10	27,027
01/01/2016 to 12/31/2016	$2.10	$1.96	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
01/01/2007 to 12/31/2007	$11.80	$12.45	0
01/01/2008 to 12/31/2008	$12.45	$6.15	0
01/01/2009 to 12/31/2009	$6.15	$9.94	0
01/01/2010 to 12/31/2010	$9.94	$11.01	0
01/01/2011 to 12/31/2011	$11.01	$10.42	0
01/01/2012 to 12/31/2012	$10.42	$9.83	0
01/01/2013 to 12/31/2013	$9.83	$12.93	0
01/01/2014 to 12/31/2014	$12.93	$17.13	0
01/01/2015 to 12/31/2015	$17.13	$16.39	0
01/01/2016 to 12/31/2016	$16.39	$20.62	0
ProFund VP Short Mid-Cap
01/01/2007 to 12/31/2007	$8.21	$7.86	0
01/01/2008 to 12/31/2008	$7.86	$10.20	0
01/01/2009 to 12/31/2009	$10.20	$6.49	0
01/01/2010 to 12/31/2010	$6.49	$4.74	0
01/01/2011 to 12/31/2011	$4.74	$4.29	0
01/01/2012 to 12/31/2012	$4.29	$3.42	0
01/01/2013 to 12/31/2013	$3.42	$2.44	0
01/01/2014 to 12/31/2014	$2.44	$2.10	0
01/01/2015 to 12/31/2015	$2.10	$2.04	0
01/01/2016 to 12/31/2016	$2.04	$1.60	0
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.45	$4.74	9,322
01/01/2008 to 12/31/2008	$4.74	$6.92	16,880
01/01/2009 to 12/31/2009	$6.92	$4.05	17,427
01/01/2010 to 12/31/2010	$4.05	$3.14	16,052
01/01/2011 to 12/31/2011	$3.14	$2.77	7,265
01/01/2012 to 12/31/2012	$2.77	$2.22	2,344
01/01/2013 to 12/31/2013	$2.22	$1.54	6,347
01/01/2014 to 12/31/2014	$1.54	$1.22	478
01/01/2015 to 12/31/2015	$1.22	$1.05	40,913
01/01/2016 to 12/31/2016	$1.05	$0.93	0
ProFund VP Short Small-Cap
01/01/2007 to 12/31/2007	$7.93	$8.16	0
01/01/2008 to 12/31/2008	$8.16	$9.98	0
01/01/2009 to 12/31/2009	$9.98	$6.65	0
01/01/2010 to 12/31/2010	$6.65	$4.65	0
01/01/2011 to 12/31/2011	$4.65	$4.17	0
01/01/2012 to 12/31/2012	$4.17	$3.32	0
01/01/2013 to 12/31/2013	$3.32	$2.25	0
01/01/2014 to 12/31/2014	$2.25	$2.01	0
01/01/2015 to 12/31/2015	$2.01	$1.97	0
01/01/2016 to 12/31/2016	$1.97	$1.52	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$17.54	$17.98	62,662
01/01/2008 to 12/31/2008	$17.98	$11.68	7,767
01/01/2009 to 12/31/2009	$11.68	$14.52	10,515
01/01/2010 to 12/31/2010	$14.52	$17.98	13,568
01/01/2011 to 12/31/2011	$17.98	$17.94	6,277
01/01/2012 to 12/31/2012	$17.94	$19.87	3,287
01/01/2013 to 12/31/2013	$19.87	$27.49	3,728
01/01/2014 to 12/31/2014	$27.49	$27.66	3,546
01/01/2015 to 12/31/2015	$27.66	$27.57	3,256
01/01/2016 to 12/31/2016	$27.57	$32.65	2,998
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$18.88	$17.25	35,888
01/01/2008 to 12/31/2008	$17.25	$11.78	10,877
01/01/2009 to 12/31/2009	$11.78	$13.97	14,313
01/01/2010 to 12/31/2010	$13.97	$16.80	15,364
01/01/2011 to 12/31/2011	$16.80	$15.87	10,075
01/01/2012 to 12/31/2012	$15.87	$18.16	6,912
01/01/2013 to 12/31/2013	$18.16	$24.63	8,138
01/01/2014 to 12/31/2014	$24.63	$25.67	3,635
01/01/2015 to 12/31/2015	$25.67	$23.19	29
01/01/2016 to 12/31/2016	$23.19	$29.42	0
ProFund VP Technology
01/01/2007 to 12/31/2007	$13.91	$15.67	0
01/01/2008 to 12/31/2008	$15.67	$8.59	0
01/01/2009 to 12/31/2009	$8.59	$13.66	0
01/01/2010 to 12/31/2010	$13.66	$14.90	0
01/01/2011 to 12/31/2011	$14.90	$14.48	0
01/01/2012 to 12/31/2012	$14.48	$15.73	0
01/01/2013 to 12/31/2013	$15.73	$19.39	0
01/01/2014 to 12/31/2014	$19.39	$22.56	0
01/01/2015 to 12/31/2015	$22.56	$22.76	0
01/01/2016 to 12/31/2016	$22.76	$25.19	0
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$14.02	$14.97	53,740
01/01/2008 to 12/31/2008	$14.97	$9.67	15,813
01/01/2009 to 12/31/2009	$9.67	$10.22	17,697
01/01/2010 to 12/31/2010	$10.22	$11.65	14,610
01/01/2011 to 12/31/2011	$11.65	$11.69	10,588
01/01/2012 to 12/31/2012	$11.69	$13.41	5,804
01/01/2013 to 12/31/2013	$13.41	$14.81	3,991
01/01/2014 to 12/31/2014	$14.81	$14.67	505
01/01/2015 to 12/31/2015	$14.67	$14.67	0
01/01/2016 to 12/31/2016	$14.67	$17.58	737

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$10.53	$11.42	174,837
01/01/2008 to 12/31/2008	$11.42	$16.85	25,735
01/01/2009 to 12/31/2009	$16.85	$11.18	16,663
01/01/2010 to 12/31/2010	$11.18	$12.13	12,585
01/01/2011 to 12/31/2011	$12.13	$17.14	7,955
01/01/2012 to 12/31/2012	$17.14	$17.05	3,806
01/01/2013 to 12/31/2013	$17.05	$13.59	2,063
01/01/2014 to 12/31/2014	$13.59	$18.25	4,851
01/01/2015 to 12/31/2015	$18.25	$16.96	1,273
01/01/2016 to 12/31/2016	$16.96	$16.66	1,365
ProFund VP UltraBull
01/01/2007 to 12/31/2007	$20.49	$20.35	15
01/01/2008 to 12/31/2008	$20.35	$6.53	17
01/01/2009 to 12/31/2009	$6.53	$9.31	17
01/01/2010 to 12/31/2010	$9.31	$11.20	17
01/01/2011 to 12/31/2011	$11.20	$10.50	0
01/01/2012 to 12/31/2012	$10.50	$13.34	0
01/01/2013 to 12/31/2013	$13.34	$22.08	0
01/01/2014 to 12/31/2014	$22.08	$26.80	0
01/01/2015 to 12/31/2015	$26.80	$25.63	0
01/01/2016 to 12/31/2016	$25.63	$29.95	0
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$26.32	$27.47	73,498
01/01/2008 to 12/31/2008	$27.47	$8.80	11,680
01/01/2009 to 12/31/2009	$8.80	$14.37	25,873
01/01/2010 to 12/31/2010	$14.37	$21.19	24,228
01/01/2011 to 12/31/2011	$21.19	$18.02	8,006
01/01/2012 to 12/31/2012	$18.02	$23.52	5,862
01/01/2013 to 12/31/2013	$23.52	$39.52	3,253
01/01/2014 to 12/31/2014	$39.52	$44.90	933
01/01/2015 to 12/31/2015	$44.90	$40.18	0
01/01/2016 to 12/31/2016	$40.18	$54.59	838
ProFund VP UltraNASDAQ-100
01/01/2007 to 12/31/2007	$19.13	$24.21	479
01/01/2008 to 12/31/2008	$24.21	$6.50	0
01/01/2009 to 12/31/2009	$6.50	$14.04	0
01/01/2010 to 12/31/2010	$14.04	$18.70	0
01/01/2011 to 12/31/2011	$18.70	$18.20	1
01/01/2012 to 12/31/2012	$18.20	$23.98	0
01/01/2013 to 12/31/2013	$23.98	$42.29	0
01/01/2014 to 12/31/2014	$42.29	$56.58	0
01/01/2015 to 12/31/2015	$56.58	$63.31	0
01/01/2016 to 12/31/2016	$63.31	$67.74	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraSmall-Cap
01/01/2007 to 12/31/2007	$30.74	$26.29	591
01/01/2008 to 12/31/2008	$26.29	$8.76	591
01/01/2009 to 12/31/2009	$8.76	$12.09	590
01/01/2010 to 12/31/2010	$12.09	$17.68	590
01/01/2011 to 12/31/2011	$17.68	$14.13	590
01/01/2012 to 12/31/2012	$14.13	$18.03	0
01/01/2013 to 12/31/2013	$18.03	$33.15	0
01/01/2014 to 12/31/2014	$33.15	$34.41	0
01/01/2015 to 12/31/2015	$34.41	$29.49	0
01/01/2016 to 12/31/2016	$29.49	$40.55	0
ProFund VP Utilities
01/01/2007 to 12/31/2007	$19.79	$22.58	176,701
01/01/2008 to 12/31/2008	$22.58	$15.41	14,559
01/01/2009 to 12/31/2009	$15.41	$16.81	19,084
01/01/2010 to 12/31/2010	$16.81	$17.54	16,655
01/01/2011 to 12/31/2011	$17.54	$20.31	12,169
01/01/2012 to 12/31/2012	$20.31	$20.03	10,084
01/01/2013 to 12/31/2013	$20.03	$22.35	8,240
01/01/2014 to 12/31/2014	$22.35	$27.72	7,962
01/01/2015 to 12/31/2015	$27.72	$25.56	1,261
01/01/2016 to 12/31/2016	$25.56	$28.97	1,002
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.39	$16.95	59,050
01/01/2008 to 12/31/2008	$16.95	$8.30	7,097
01/01/2009 to 12/31/2009	$8.30	$11.21	4,197
01/01/2010 to 12/31/2010	$11.21	$12.59	3,880
01/01/2011 to 12/31/2011	$12.59	$10.55	3,688
01/01/2012 to 12/31/2012	$10.55	$12.72	1,284
01/01/2013 to 12/31/2013	$12.72	$14.89	1,035
01/01/2014 to 12/31/2014	$14.89	$13.83	1,040
01/01/2015 to 12/31/2015	$13.83	$14.08	0
01/01/2016 to 12/31/2016	$14.08	$13.37	0
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$6.01	$5.97	0
01/01/2008 to 12/31/2008	$5.97	$8.18	0
01/01/2009 to 12/31/2009	$8.18	$5.84	0
01/01/2010 to 12/31/2010	$5.84	$4.78	0
01/01/2011 to 12/31/2011	$4.78	$4.28	0
01/01/2012 to 12/31/2012	$4.28	$3.50	0
01/01/2013 to 12/31/2013	$3.50	$2.53	0
01/01/2014 to 12/31/2014	$2.53	$2.13	0
01/01/2015 to 12/31/2015	$2.13	$2.01	0
01/01/2016 to 12/31/2016	$2.01	$1.74	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$14.99	$17.39	0
01/01/2008 to 12/31/2008	$17.39	$9.95	0
01/01/2009 to 12/31/2009	$9.95	$14.90	0
01/01/2010 to 12/31/2010	$14.90	$17.39	0
01/01/2011 to 12/31/2011	$17.39	$17.50	0
01/01/2012 to 12/31/2012	$17.50	$20.13	0
01/01/2013 to 12/31/2013	$20.13	$26.69	0
01/01/2014 to 12/31/2014	$26.69	$30.87	0
01/01/2015 to 12/31/2015	$30.87	$32.92	0
01/01/2016 to 12/31/2016	$32.92	$34.36	0
Rydex VT Nova
01/01/2007 to 12/31/2007	$17.87	$17.80	0
01/01/2008 to 12/31/2008	$17.80	$7.98	0
01/01/2009 to 12/31/2009	$7.98	$10.65	0
01/01/2010 to 12/31/2010	$10.65	$12.59	0
01/01/2011 to 12/31/2011	$12.59	$12.25	0
01/01/2012 to 12/31/2012	$12.25	$14.75	0
01/01/2013 to 12/31/2013	$14.75	$21.65	0
01/01/2014 to 12/31/2014	$21.65	$25.29	0
01/01/2015 to 12/31/2015	$25.29	$24.73	0
01/01/2016 to 12/31/2016	$24.73	$28.19	0
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$13.80	$14.16	26,727
01/01/2008 to 12/31/2008	$14.16	$10.05	3,602
01/01/2009 to 12/31/2009	$10.05	$11.27	4,209
01/01/2010 to 12/31/2010	$11.27	$13.24	7,433
01/01/2011 to 12/31/2011	$13.24	$14.16	4,267
01/01/2012 to 12/31/2012	$14.16	$15.26	4,046
01/01/2013 to 12/31/2013	$15.26	$21.37	4,503
01/01/2014 to 04/25/2014	$21.37	$21.09	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$16.89	$18.21	833,102
01/01/2008 to 12/31/2008	$18.21	$9.90	39,944
01/01/2009 to 12/31/2009	$9.90	$11.02	171,478
01/01/2010 to 12/31/2010	$11.02	$12.93	69,556
01/01/2011 to 12/31/2011	$12.93	$12.52	29,014
01/01/2012 to 12/31/2012	$12.52	$13.94	19,604
01/01/2013 to 12/31/2013	$13.94	$18.64	13,725
01/01/2014 to 04/25/2014	$18.64	$18.53	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$14.49	$14.36	28,436
01/01/2008 to 12/31/2008	$14.36	$10.11	952
01/01/2009 to 12/31/2009	$10.11	$11.35	4,956
01/01/2010 to 12/31/2010	$11.35	$13.05	11,395
01/01/2011 to 12/31/2011	$13.05	$13.85	7,305
01/01/2012 to 12/31/2012	$13.85	$15.11	7,261
01/01/2013 to 12/31/2013	$15.11	$19.47	2,853
01/01/2014 to 04/25/2014	$19.47	$19.18	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.37	$11.32	592,184
01/01/2008 to 12/31/2008	$11.32	$6.63	20,418
01/01/2009 to 12/31/2009	$6.63	$7.45	99,327
01/01/2010 to 12/31/2010	$7.45	$8.55	65,720
01/01/2011 to 12/31/2011	$8.55	$8.93	25,578
01/01/2012 to 12/31/2012	$8.93	$9.29	22,909
01/01/2013 to 12/31/2013	$9.29	$11.73	15,019
01/01/2014 to 04/25/2014	$11.73	$12.13	0
Value Line Target 25 Portfolio
01/01/2007 to 12/31/2007	$15.06	$17.53	308
01/01/2008 to 12/31/2008	$17.53	$7.80	0
01/01/2009 to 12/31/2009	$7.80	$8.23	0
01/01/2010 to 12/31/2010	$8.23	$10.57	9,437
01/01/2011 to 12/31/2011	$10.57	$7.85	9,438
01/01/2012 to 12/31/2012	$7.85	$9.38	9,438
01/01/2013 to 12/31/2013	$9.38	$12.13	9,438
01/01/2014 to 04/25/2014	$12.13	$12.96	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$16.52	$16.08	0
01/01/2008 to 12/31/2008	$16.08	$10.29	0
01/01/2009 to 12/31/2009	$10.29	$13.06	0
01/01/2010 to 07/16/2010	$13.06	$12.53	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$16.34	$16.54	58,668
01/01/2008 to 12/31/2008	$16.54	$10.35	5,024
01/01/2009 to 12/31/2009	$10.35	$11.91	25,804
01/01/2010 to 07/16/2010	$11.91	$11.46	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.07	$14.61	34,356
01/01/2011 to 12/31/2011	$14.61	$12.55	18,160
01/01/2012 to 12/31/2012	$12.55	$14.05	15,603
01/01/2013 to 12/31/2013	$14.05	$16.60	10,296
01/01/2014 to 12/31/2014	$16.60	$15.49	4,892
01/01/2015 to 12/31/2015	$15.49	$15.60	1,178
01/01/2016 to 12/31/2016	$15.60	$15.87	0
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.46	$13.36	21,091
01/01/2011 to 12/31/2011	$13.36	$12.87	3,709
01/01/2012 to 12/31/2012	$12.87	$15.15	1,510
01/01/2013 to 12/31/2013	$15.15	$19.44	1,412
01/01/2014 to 12/31/2014	$19.44	$21.13	98
01/01/2015 to 12/31/2015	$21.13	$20.70	0
01/01/2016 to 04/29/2016	$20.70	$20.74	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$15.69	$19.80	16,952
01/01/2011 to 12/31/2011	$19.80	$18.46	8,546
01/01/2012 to 12/31/2012	$18.46	$21.96	10,409
01/01/2013 to 12/31/2013	$21.96	$30.32	3,271
01/01/2014 to 12/31/2014	$30.32	$31.09	2,006
01/01/2015 to 12/31/2015	$31.09	$31.12	7,436
01/01/2016 to 12/31/2016	$31.12	$30.89	7,509
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.26	51,188
01/01/2011 to 12/31/2011	$12.26	$11.55	18,487
01/01/2012 to 12/31/2012	$11.55	$12.30	6,884
01/01/2013 to 12/31/2013	$12.30	$18.24	6,227
01/01/2014 to 12/31/2014	$18.24	$17.66	3,334
01/01/2015 to 12/31/2015	$17.66	$16.94	591
01/01/2016 to 12/31/2016	$16.94	$18.04	0
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps OR GRO Plus 2008 60 bps and HAV 40 bps (1.65%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
05/01/2009 to 12/31/2009	$10.26	$12.70	686,444
01/01/2010 to 12/31/2010	$12.70	$14.53	627,620
01/01/2011 to 12/31/2011	$14.53	$14.69	1,447,058
01/01/2012 to 12/31/2012	$14.69	$16.48	880,304
01/01/2013 to 12/31/2013	$16.48	$17.84	528,834
01/01/2014 to 12/31/2014	$17.84	$17.95	298,989
01/01/2015 to 12/31/2015	$17.95	$17.68	173,339
01/01/2016 to 12/31/2016	$17.68	$18.96	223,472
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936
01/01/2016 to 12/31/2016	$11.90	$12.44	58,214,019
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.84	54,720,347
01/01/2010 to 12/31/2010	$9.84	$11.00	68,974,007
01/01/2011 to 12/31/2011	$11.00	$10.83	55,424,347
01/01/2012 to 12/31/2012	$10.83	$12.11	63,361,367
01/01/2013 to 12/31/2013	$12.11	$13.88	63,758,948
01/01/2014 to 12/31/2014	$13.88	$14.48	59,078,042
01/01/2015 to 12/31/2015	$14.48	$14.36	52,619,003
01/01/2016 to 12/31/2016	$14.36	$15.13	46,176,929
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$8.05	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.64	58,666
01/01/2014 to 12/31/2014	$11.64	$12.95	125,345
01/01/2015 to 12/31/2015	$12.95	$12.96	117,691
01/01/2016 to 12/31/2016	$12.96	$14.11	159,404
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.26	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320
01/01/2016 to 12/31/2016	$14.14	$14.79	78,766,981

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.17	2,940,794
01/01/2012 to 12/31/2012	$9.17	$10.09	4,644,573
01/01/2013 to 12/31/2013	$10.09	$11.00	5,783,459
01/01/2014 to 12/31/2014	$11.00	$11.35	5,607,802
01/01/2015 to 12/31/2015	$11.35	$10.82	4,694,270
01/01/2016 to 12/31/2016	$10.82	$11.39	3,995,171
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.50	872,802
01/01/2014 to 12/31/2014	$10.50	$10.70	1,112,165
01/01/2015 to 12/31/2015	$10.70	$10.55	1,575,826
01/01/2016 to 12/31/2016	$10.55	$11.03	1,716,956
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$11.58	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361
01/01/2016 to 12/31/2016	$12.05	$12.04	4,782,679
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$12.29	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616
01/01/2016 to 12/31/2016	$15.03	$15.41	31,191,104
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$10.02	0
01/01/2010 to 12/31/2010	$10.02	$10.78	0
01/01/2011 to 12/31/2011	$10.78	$11.28	0
01/01/2012 to 12/31/2012	$11.28	$11.43	0
01/01/2013 to 12/31/2013	$11.43	$11.20	0
01/01/2014 to 12/31/2014	$11.20	$11.00	0
01/01/2015 to 12/31/2015	$11.00	$10.79	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.69	$9.39	0
01/01/2010 to 12/31/2010	$9.39	$10.21	0
01/01/2011 to 12/31/2011	$10.21	$11.01	0
01/01/2012 to 12/31/2012	$11.01	$11.28	0
01/01/2013 to 12/31/2013	$11.28	$11.02	0
01/01/2014 to 12/31/2014	$11.02	$10.89	0
01/01/2015 to 12/31/2015	$10.89	$10.69	0
01/01/2016 to 12/31/2016	$10.69	$10.56	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.78	13,765
01/01/2011 to 12/31/2011	$10.78	$11.81	45,769
01/01/2012 to 12/31/2012	$11.81	$12.21	0
01/01/2013 to 12/31/2013	$12.21	$11.76	0
01/01/2014 to 12/31/2014	$11.76	$11.73	0
01/01/2015 to 12/31/2015	$11.73	$11.56	0
01/01/2016 to 12/31/2016	$11.56	$11.50	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.70	0
01/01/2010 to 12/31/2010	$9.70	$10.61	0
01/01/2011 to 12/31/2011	$10.61	$11.85	0
01/01/2012 to 12/31/2012	$11.85	$12.32	0
01/01/2013 to 12/31/2013	$12.32	$11.74	0
01/01/2014 to 12/31/2014	$11.74	$11.85	0
01/01/2015 to 12/31/2015	$11.85	$11.75	0
01/01/2016 to 12/31/2016	$11.75	$11.74	947
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.60	0
01/01/2010 to 12/31/2010	$9.60	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$12.00	0
01/01/2012 to 12/31/2012	$12.00	$12.49	0
01/01/2013 to 12/31/2013	$12.49	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$11.99	0
01/01/2015 to 12/31/2015	$11.99	$11.92	0
01/01/2016 to 12/31/2016	$11.92	$11.89	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.38	$8.80	0
01/01/2010 to 12/31/2010	$8.80	$9.68	0
01/01/2011 to 12/31/2011	$9.68	$11.30	0
01/01/2012 to 12/31/2012	$11.30	$11.82	0
01/01/2013 to 12/31/2013	$11.82	$10.86	0
01/01/2014 to 12/31/2014	$10.86	$11.34	0
01/01/2015 to 12/31/2015	$11.34	$11.33	0
01/01/2016 to 12/31/2016	$11.33	$11.36	10,941
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.03	0
01/01/2011 to 12/31/2011	$11.03	$13.04	0
01/01/2012 to 12/31/2012	$13.04	$13.70	0
01/01/2013 to 12/31/2013	$13.70	$12.53	0
01/01/2014 to 12/31/2014	$12.53	$13.27	0
01/01/2015 to 12/31/2015	$13.27	$13.29	0
01/01/2016 to 12/31/2016	$13.29	$13.33	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.04	0
01/01/2012 to 12/31/2012	$12.04	$12.53	0
01/01/2013 to 12/31/2013	$12.53	$11.12	0
01/01/2014 to 12/31/2014	$11.12	$12.08	0
01/01/2015 to 12/31/2015	$12.08	$12.12	0
01/01/2016 to 12/31/2016	$12.12	$12.14	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.41	0
01/01/2013 to 12/31/2013	$10.41	$9.20	0
01/01/2014 to 12/31/2014	$9.20	$10.19	0
01/01/2015 to 12/31/2015	$10.19	$10.29	0
01/01/2016 to 12/31/2016	$10.29	$10.32	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.76	0
01/01/2014 to 12/31/2014	$8.76	$9.88	0
01/01/2015 to 12/31/2015	$9.88	$9.99	0
01/01/2016 to 12/31/2016	$9.99	$10.01	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.32	0
01/01/2015 to 12/31/2015	$11.32	$11.36	0
01/01/2016 to 12/31/2016	$11.36	$11.44	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.95	0
01/01/2016 to 12/31/2016	$9.95	$9.99	41,082
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.89	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	58,774
01/01/2010 to 12/31/2010	$10.30	$11.52	748,340
01/01/2011 to 12/31/2011	$11.52	$10.67	655,241
01/01/2012 to 12/31/2012	$10.67	$11.88	688,787
01/01/2013 to 12/31/2013	$11.88	$15.35	921,219
01/01/2014 to 12/31/2014	$15.35	$16.65	861,669
01/01/2015 to 12/31/2015	$16.65	$15.59	723,581
01/01/2016 to 12/31/2016	$15.59	$17.45	688,868
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.74	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276
01/01/2016 to 12/31/2016	$14.31	$15.03	101,590,172

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.66	342,569
01/01/2014 to 12/31/2014	$11.66	$13.03	1,094,841
01/01/2015 to 12/31/2015	$13.03	$12.36	1,140,121
01/01/2016 to 12/31/2016	$12.36	$13.97	2,377,940
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$12.11	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125
01/01/2016 to 12/31/2016	$37.14	$38.29	1,533,707
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.69	1,906,618
01/01/2014 to 12/31/2014	$9.69	$10.02	2,122,274
01/01/2015 to 12/31/2015	$10.02	$9.84	3,153,484
01/01/2016 to 12/31/2016	$9.84	$10.12	3,630,040
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.13	$8.54	18,482,649
01/01/2010 to 12/31/2010	$8.54	$9.51	20,766,873
01/01/2011 to 12/31/2011	$9.51	$9.13	15,624,739
01/01/2012 to 12/31/2012	$9.13	$10.20	18,821,366
01/01/2013 to 12/31/2013	$10.20	$11.96	23,114,459
01/01/2014 to 12/31/2014	$11.96	$12.43	21,739,589
01/01/2015 to 10/16/2015	$12.43	$12.40	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.20	$8.87	54,387,061
01/01/2010 to 12/31/2010	$8.87	$9.97	68,927,498
01/01/2011 to 12/31/2011	$9.97	$9.66	53,951,634
01/01/2012 to 12/31/2012	$9.66	$10.51	57,684,295
01/01/2013 to 12/31/2013	$10.51	$11.86	55,226,008
01/01/2014 to 12/31/2014	$11.86	$12.03	48,707,547
01/01/2015 to 12/31/2015	$12.03	$11.95	43,313,556
01/01/2016 to 12/31/2016	$11.95	$12.26	37,720,170
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.75	58,178,008
01/01/2013 to 12/31/2013	$10.75	$13.16	59,310,001
01/01/2014 to 12/31/2014	$13.16	$13.35	54,167,034
01/01/2015 to 10/16/2015	$13.35	$12.79	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.82	5,741,090
01/01/2014 to 12/31/2014	$10.82	$10.91	8,049,243
01/01/2015 to 10/16/2015	$10.91	$10.41	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.73	$8.12	1,148,210
01/01/2010 to 12/31/2010	$8.12	$9.60	2,343,259
01/01/2011 to 12/31/2011	$9.60	$8.97	1,365,221
01/01/2012 to 12/31/2012	$8.97	$11.18	1,941,296
01/01/2013 to 12/31/2013	$11.18	$11.48	2,026,740
01/01/2014 to 12/31/2014	$11.48	$12.86	1,953,120
01/01/2015 to 12/31/2015	$12.86	$12.64	1,635,442
01/01/2016 to 12/31/2016	$12.64	$12.54	1,419,231
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.00	$10.25	5,358,114
01/01/2010 to 12/31/2010	$10.25	$11.12	5,307,161
01/01/2011 to 12/31/2011	$11.12	$10.51	3,678,070
01/01/2012 to 12/31/2012	$10.51	$12.37	3,859,929
01/01/2013 to 12/31/2013	$12.37	$15.79	4,053,712
01/01/2014 to 02/07/2014	$15.79	$15.53	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.97	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291
01/01/2016 to 12/31/2016	$16.03	$17.59	8,028,173
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806
01/01/2016 to 12/31/2016	$23.49	$23.48	5,545,452
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.75	$9.20	36,241,046
01/01/2010 to 12/31/2010	$9.20	$10.10	50,682,089
01/01/2011 to 12/31/2011	$10.10	$9.88	43,785,652
01/01/2012 to 12/31/2012	$9.88	$10.70	45,432,815
01/01/2013 to 12/31/2013	$10.70	$11.56	40,182,442
01/01/2014 to 12/31/2014	$11.56	$11.83	35,662,590
01/01/2015 to 12/31/2015	$11.83	$11.53	30,217,247
01/01/2016 to 12/31/2016	$11.53	$11.93	26,668,380

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$11.81	$15.19	2,182,014
01/01/2010 to 12/31/2010	$15.19	$18.93	3,471,178
01/01/2011 to 12/31/2011	$18.93	$18.86	2,549,765
01/01/2012 to 12/31/2012	$18.86	$21.46	2,633,520
01/01/2013 to 12/31/2013	$21.46	$29.30	3,094,420
01/01/2014 to 12/31/2014	$29.30	$30.89	2,931,970
01/01/2015 to 12/31/2015	$30.89	$28.71	2,517,413
01/01/2016 to 12/31/2016	$28.71	$35.11	2,308,568
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.53	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087
01/01/2016 to 12/31/2016	$9.44	$9.28	20,723,986
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.75	$13.47	13,509,194
01/01/2010 to 12/31/2010	$13.47	$15.04	12,605,729
01/01/2011 to 12/31/2011	$15.04	$15.26	11,922,775
01/01/2012 to 12/31/2012	$15.26	$17.09	10,459,161
01/01/2013 to 12/31/2013	$17.09	$18.02	8,393,440
01/01/2014 to 12/31/2014	$18.02	$18.17	5,236,999
01/01/2015 to 12/31/2015	$18.17	$17.24	3,602,852
01/01/2016 to 12/31/2016	$17.24	$19.56	3,765,331
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.92	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804
01/01/2016 to 12/31/2016	$14.77	$17.42	3,949,844
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$12.13	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751
01/01/2016 to 12/31/2016	$20.05	$18.97	2,931,676

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2009 to 12/31/2009	$11.35	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892
01/01/2016 to 12/31/2016	$16.99	$16.81	2,319,732
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.78	$11.75	45,976,810
01/01/2010 to 12/31/2010	$11.75	$12.80	22,040,989
01/01/2011 to 12/31/2011	$12.80	$14.16	215,533,382
01/01/2012 to 12/31/2012	$14.16	$15.24	89,791,313
01/01/2013 to 12/31/2013	$15.24	$14.51	28,148,834
01/01/2014 to 12/31/2014	$14.51	$15.23	25,571,167
01/01/2015 to 12/31/2015	$15.23	$15.15	66,914,771
01/01/2016 to 12/31/2016	$15.15	$15.53	74,579,513
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.07	$8.65	25,271,257
01/01/2010 to 12/31/2010	$8.65	$9.68	38,344,545
01/01/2011 to 12/31/2011	$9.68	$9.47	31,542,321
01/01/2012 to 12/31/2012	$9.47	$10.58	33,772,279
01/01/2013 to 12/31/2013	$10.58	$12.10	34,620,680
01/01/2014 to 12/31/2014	$12.10	$12.66	31,218,936
01/01/2015 to 12/31/2015	$12.66	$12.32	27,733,638
01/01/2016 to 12/31/2016	$12.32	$12.75	24,643,505
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328
01/01/2016 to 12/31/2016	$15.63	$15.67	3,354,922
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.80	$12.54	46,430,018
01/01/2010 to 12/31/2010	$12.54	$13.23	46,748,068
01/01/2011 to 12/31/2011	$13.23	$13.05	38,241,675
01/01/2012 to 12/31/2012	$13.05	$14.21	39,470,209
01/01/2013 to 12/31/2013	$14.21	$15.51	35,738,716
01/01/2014 to 12/31/2014	$15.51	$16.09	31,774,661
01/01/2015 to 12/31/2015	$16.09	$15.80	27,488,735
01/01/2016 to 12/31/2016	$15.80	$16.13	23,910,429

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	141,417
01/01/2010 to 12/31/2010	$10.29	$11.27	473,823
01/01/2011 to 12/31/2011	$11.27	$11.15	755,324
01/01/2012 to 12/31/2012	$11.15	$12.64	1,110,275
01/01/2013 to 12/31/2013	$12.64	$16.96	1,223,206
01/01/2014 to 12/31/2014	$16.96	$18.27	1,330,655
01/01/2015 to 12/31/2015	$18.27	$19.88	2,148,045
01/01/2016 to 12/31/2016	$19.88	$19.26	1,599,569
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.52	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343
01/01/2016 to 12/31/2016	$21.78	$22.61	6,587,463
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$11.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418
01/01/2016 to 12/31/2016	$17.05	$17.21	6,116,245
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$11.55	$15.37	2,567,781
01/01/2010 to 12/31/2010	$15.37	$16.94	3,612,405
01/01/2011 to 12/31/2011	$16.94	$16.14	3,114,124
01/01/2012 to 12/31/2012	$16.14	$19.53	3,437,135
01/01/2013 to 12/31/2013	$19.53	$24.52	3,984,432
01/01/2014 to 12/31/2014	$24.52	$24.99	3,982,260
01/01/2015 to 12/31/2015	$24.99	$24.22	3,944,892
01/01/2016 to 12/31/2016	$24.22	$25.52	3,423,715
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.02	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980
01/01/2016 to 12/31/2016	$18.46	$18.50	2,652,678

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	55,298
01/01/2013 to 12/31/2013	$10.20	$13.49	867,495
01/01/2014 to 12/31/2014	$13.49	$14.62	1,003,365
01/01/2015 to 12/31/2015	$14.62	$14.28	1,952,834
01/01/2016 to 12/31/2016	$14.28	$15.93	2,634,308
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	577,115
01/01/2012 to 12/31/2012	$10.07	$10.39	1,360,083
01/01/2013 to 12/31/2013	$10.39	$9.93	1,174,650
01/01/2014 to 12/31/2014	$9.93	$10.27	1,748,755
01/01/2015 to 10/16/2015	$10.27	$10.24	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.38	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.18	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.22	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772
01/01/2016 to 12/31/2016	$27.11	$31.53	2,980,209
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	5,908,428
01/01/2013 to 12/31/2013	$10.32	$12.07	6,987,054
01/01/2014 to 12/31/2014	$12.07	$12.48	5,942,954
01/01/2015 to 12/31/2015	$12.48	$12.13	5,278,987
01/01/2016 to 12/31/2016	$12.13	$12.44	4,364,208
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.19	$9.13	6,599,316
01/01/2010 to 12/31/2010	$9.13	$10.98	11,156,029
01/01/2011 to 12/31/2011	$10.98	$8.61	6,749,550
01/01/2012 to 12/31/2012	$8.61	$9.98	7,897,745
01/01/2013 to 12/31/2013	$9.98	$9.84	8,565,272
01/01/2014 to 12/31/2014	$9.84	$9.22	7,895,167
01/01/2015 to 12/31/2015	$9.22	$7.56	6,604,045
01/01/2016 to 12/31/2016	$7.56	$8.35	5,785,322

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.17	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072
01/01/2016 to 12/31/2016	$13.75	$14.27	53,321,376
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	990,348
01/01/2012 to 12/31/2012	$10.07	$10.61	2,178,847
01/01/2013 to 12/31/2013	$10.61	$10.19	1,488,696
01/01/2014 to 12/31/2014	$10.19	$10.63	2,499,201
01/01/2015 to 12/31/2015	$10.63	$10.43	3,280,429
01/01/2016 to 12/31/2016	$10.43	$10.69	4,184,993
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.80	$8.30	93,813,703
01/01/2010 to 12/31/2010	$8.30	$9.71	115,827,900
01/01/2011 to 12/31/2011	$9.71	$8.96	75,603,365
01/01/2012 to 12/31/2012	$8.96	$9.95	89,282,138
01/01/2013 to 12/31/2013	$9.95	$11.45	87,210,945
01/01/2014 to 12/31/2014	$11.45	$12.30	83,056,988
01/01/2015 to 12/31/2015	$12.30	$12.02	119,678,650
01/01/2016 to 12/31/2016	$12.02	$13.02	109,389,517
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.68	5,665
01/01/2014 to 12/31/2014	$11.68	$13.23	121,259
01/01/2015 to 12/31/2015	$13.23	$13.22	110,869
01/01/2016 to 12/31/2016	$13.22	$14.41	164,589
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$7.10	$9.05	3,372,332
01/01/2010 to 12/31/2010	$9.05	$10.24	3,360,531
01/01/2011 to 12/31/2011	$10.24	$10.42	3,055,694
01/01/2012 to 12/31/2012	$10.42	$12.17	3,262,831
01/01/2013 to 12/31/2013	$12.17	$15.85	2,976,003
01/01/2014 to 12/31/2014	$15.85	$18.27	3,494,194
01/01/2015 to 12/31/2015	$18.27	$18.52	3,027,107
01/01/2016 to 12/31/2016	$18.52	$20.92	2,813,790
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.90	201,672
01/01/2012 to 12/31/2012	$8.90	$9.90	384,520
01/01/2013 to 12/31/2013	$9.90	$11.92	2,227,707
01/01/2014 to 12/31/2014	$11.92	$12.49	3,954,057
01/01/2015 to 12/31/2015	$12.49	$12.30	4,987,695
01/01/2016 to 12/31/2016	$12.30	$12.86	4,710,731

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.28	$8.68	39,406,298
01/01/2010 to 12/31/2010	$8.68	$9.55	54,818,248
01/01/2011 to 12/31/2011	$9.55	$9.23	46,132,040
01/01/2012 to 12/31/2012	$9.23	$10.01	48,879,191
01/01/2013 to 12/31/2013	$10.01	$11.07	45,150,001
01/01/2014 to 12/31/2014	$11.07	$11.44	40,205,928
01/01/2015 to 12/31/2015	$11.44	$11.24	40,797,665
01/01/2016 to 12/31/2016	$11.24	$11.58	35,232,688
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$7.43	$9.15	23,955,044
01/01/2010 to 12/31/2010	$9.15	$10.29	36,192,438
01/01/2011 to 12/31/2011	$10.29	$9.88	25,866,646
01/01/2012 to 12/31/2012	$9.88	$11.26	34,127,062
01/01/2013 to 12/31/2013	$11.26	$13.07	39,171,659
01/01/2014 to 12/31/2014	$13.07	$13.55	34,959,693
01/01/2015 to 12/31/2015	$13.55	$13.26	65,565,739
01/01/2016 to 12/31/2016	$13.26	$13.93	57,057,903
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$9.51	$11.72	33,399,889
01/01/2010 to 12/31/2010	$11.72	$12.89	55,550,099
01/01/2011 to 12/31/2011	$12.89	$12.25	42,779,977
01/01/2012 to 12/31/2012	$12.25	$13.39	45,395,568
01/01/2013 to 12/31/2013	$13.39	$15.06	41,756,708
01/01/2014 to 12/31/2014	$15.06	$15.26	36,993,426
01/01/2015 to 10/16/2015	$15.26	$14.84	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616
01/01/2016 to 12/31/2016	$27.10	$28.70	2,019,066
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.75	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281
01/01/2016 to 12/31/2016	$17.22	$18.98	2,541,436

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.85	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703
01/01/2016 to 12/31/2016	$24.74	$31.44	2,012,505
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.59	$12.85	40,732,836
01/01/2010 to 12/31/2010	$12.85	$14.09	53,827,291
01/01/2011 to 12/31/2011	$14.09	$14.13	46,623,273
01/01/2012 to 12/31/2012	$14.13	$15.78	53,661,984
01/01/2013 to 12/31/2013	$15.78	$18.13	56,537,325
01/01/2014 to 12/31/2014	$18.13	$18.88	53,036,351
01/01/2015 to 12/31/2015	$18.88	$18.57	61,153,146
01/01/2016 to 12/31/2016	$18.57	$19.65	56,227,573
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$7.90	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.98	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975
01/01/2016 to 12/31/2016	$21.84	$22.06	8,827,493
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$17.84	$23.89	4,621,252
01/01/2010 to 12/31/2010	$23.89	$28.31	5,827,673
01/01/2011 to 12/31/2011	$28.31	$23.69	4,562,770
01/01/2012 to 12/31/2012	$23.69	$24.14	4,495,210
01/01/2013 to 12/31/2013	$24.14	$27.39	3,688,022
01/01/2014 to 12/31/2014	$27.39	$24.69	3,347,866
01/01/2015 to 12/31/2015	$24.69	$19.60	2,736,765
01/01/2016 to 12/31/2016	$19.60	$24.03	2,471,111

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$13.56	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161
01/01/2016 to 12/31/2016	$14.59	$14.97	2,569,689
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.09	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270
01/01/2016 to 12/31/2016	$16.98	$17.72	1,666,275
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.11	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027
01/01/2016 to 12/31/2016	$22.02	$24.69	1,298,357
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.90	$8.78	9,942,981
01/01/2010 to 12/31/2010	$8.78	$9.90	10,821,793
01/01/2011 to 12/31/2011	$9.90	$9.40	9,943,871
01/01/2012 to 12/31/2012	$9.40	$10.26	11,856,015
01/01/2013 to 12/31/2013	$10.26	$12.16	18,749,421
01/01/2014 to 12/31/2014	$12.16	$12.62	17,319,518
01/01/2015 to 12/31/2015	$12.62	$12.33	14,012,636
01/01/2016 to 12/31/2016	$12.33	$12.92	11,955,695
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.46	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735
01/01/2016 to 12/31/2016	$12.18	$12.60	19,007,777
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$8.61	$10.86	554,304
01/01/2010 to 07/16/2010	$10.86	$10.63	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$11.02	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$10.31	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$5.60	$7.38	331,489
01/01/2010 to 12/31/2010	$7.38	$8.64	309,321
01/01/2011 to 12/31/2011	$8.64	$7.57	380,808
01/01/2012 to 12/31/2012	$7.57	$8.48	218,904
01/01/2013 to 12/31/2013	$8.48	$10.93	125,986
01/01/2014 to 04/25/2014	$10.93	$11.26	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.65	$8.50	51,503,013
01/01/2010 to 12/31/2010	$8.50	$9.21	75,249,224
01/01/2011 to 12/31/2011	$9.21	$8.91	53,326,792
01/01/2012 to 09/21/2012	$8.91	$9.98	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.53	$15.21	835,629
01/01/2010 to 12/31/2010	$15.21	$16.42	651,544
01/01/2011 to 12/31/2011	$16.42	$14.94	542,156
01/01/2012 to 12/31/2012	$14.94	$18.42	521,128
01/01/2013 to 12/31/2013	$18.42	$20.71	381,588
01/01/2014 to 04/25/2014	$20.71	$20.27	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.17	387,650
01/01/2012 to 04/27/2012	$8.17	$9.26	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	385,638
01/01/2012 to 12/31/2012	$9.12	$10.65	500,266
01/01/2013 to 12/31/2013	$10.65	$13.73	615,161
01/01/2014 to 12/31/2014	$13.73	$15.23	471,181
01/01/2015 to 12/31/2015	$15.23	$15.29	401,693
01/01/2016 to 12/31/2016	$15.29	$17.27	368,250
Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$8.01	$10.52	430,777
01/01/2010 to 12/31/2010	$10.52	$12.81	390,143
01/01/2011 to 04/29/2011	$12.81	$14.27	0
Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$3.88	$5.44	779,148
01/01/2010 to 12/31/2010	$5.44	$5.91	872,026
01/01/2011 to 04/29/2011	$5.91	$6.23	0
Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$8.83	$11.35	1,181,689
01/01/2010 to 12/31/2010	$11.35	$11.76	545,135
01/01/2011 to 12/31/2011	$11.76	$12.02	524,638
01/01/2012 to 12/31/2012	$12.02	$14.29	462,518
01/01/2013 to 12/31/2013	$14.29	$19.76	464,049
01/01/2014 to 12/31/2014	$19.76	$23.25	483,876
01/01/2015 to 12/31/2015	$23.25	$23.59	397,984
01/01/2016 to 12/31/2016	$23.59	$20.55	211,321

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.77	229,829
01/01/2013 to 12/31/2013	$9.77	$13.16	522,396
01/01/2014 to 12/31/2014	$13.16	$13.98	170,256
01/01/2015 to 12/31/2015	$13.98	$13.92	202,132
01/01/2016 to 12/31/2016	$13.92	$13.79	155,646
Invesco V.I. Technology Fund - Series I
05/01/2009 to 12/31/2009	$5.95	$7.91	970,438
01/01/2010 to 12/31/2010	$7.91	$9.44	1,132,899
01/01/2011 to 12/31/2011	$9.44	$8.81	530,679
01/01/2012 to 12/31/2012	$8.81	$9.64	353,005
01/01/2013 to 12/31/2013	$9.64	$11.87	292,049
01/01/2014 to 12/31/2014	$11.87	$12.96	263,606
01/01/2015 to 12/31/2015	$12.96	$13.62	242,522
01/01/2016 to 12/31/2016	$13.62	$13.29	168,453
NASDAQ Target 15 Portfolio
05/01/2009 to 12/31/2009	$6.61	$7.71	140,231
01/01/2010 to 12/31/2010	$7.71	$9.89	511,072
01/01/2011 to 12/31/2011	$9.89	$9.85	211,183
01/01/2012 to 12/31/2012	$9.85	$10.95	144,674
01/01/2013 to 12/31/2013	$10.95	$16.02	172,418
01/01/2014 to 04/25/2014	$16.02	$15.97	0
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$17.80	$25.59	2,133,897
01/01/2010 to 12/31/2010	$25.59	$29.23	1,632,797
01/01/2011 to 12/31/2011	$29.23	$22.31	1,023,231
01/01/2012 to 12/31/2012	$22.31	$25.62	797,727
01/01/2013 to 12/31/2013	$25.62	$25.21	589,332
01/01/2014 to 12/31/2014	$25.21	$23.34	449,200
01/01/2015 to 12/31/2015	$23.34	$19.21	418,094
01/01/2016 to 08/05/2016	$19.21	$21.05	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.73	615,276
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$15.32	$21.10	1,821,822
01/01/2010 to 12/31/2010	$21.10	$23.64	1,172,241
01/01/2011 to 12/31/2011	$23.64	$16.97	568,287
01/01/2012 to 12/31/2012	$16.97	$19.28	518,241
01/01/2013 to 12/31/2013	$19.28	$21.80	354,325
01/01/2014 to 12/31/2014	$21.80	$21.10	204,908
01/01/2015 to 12/31/2015	$21.10	$18.81	180,718
01/01/2016 to 12/31/2016	$18.81	$18.62	148,488
ProFund VP Banks
05/01/2009 to 12/31/2009	$3.66	$4.70	746,620
01/01/2010 to 12/31/2010	$4.70	$5.00	821,032
01/01/2011 to 12/31/2011	$5.00	$3.60	310,912
01/01/2012 to 12/31/2012	$3.60	$4.73	683,662
01/01/2013 to 12/31/2013	$4.73	$6.21	377,961
01/01/2014 to 12/31/2014	$6.21	$6.74	257,672
01/01/2015 to 12/31/2015	$6.74	$6.60	282,280
01/01/2016 to 12/31/2016	$6.60	$8.00	320,116

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$9.43	$13.32	1,841,267
01/01/2010 to 12/31/2010	$13.32	$16.99	1,479,120
01/01/2011 to 12/31/2011	$16.99	$14.01	513,298
01/01/2012 to 12/31/2012	$14.01	$14.94	344,526
01/01/2013 to 12/31/2013	$14.94	$17.41	287,699
01/01/2014 to 12/31/2014	$17.41	$17.41	201,578
01/01/2015 to 12/31/2015	$17.41	$14.74	148,177
01/01/2016 to 12/31/2016	$14.74	$17.18	183,361
ProFund VP Bear
05/01/2009 to 12/31/2009	$8.59	$6.35	1,995,516
01/01/2010 to 12/31/2010	$6.35	$5.13	1,870,682
01/01/2011 to 12/31/2011	$5.13	$4.60	2,082,893
01/01/2012 to 12/31/2012	$4.60	$3.77	965,635
01/01/2013 to 12/31/2013	$3.77	$2.73	911,837
01/01/2014 to 12/31/2014	$2.73	$2.30	951,939
01/01/2015 to 12/31/2015	$2.30	$2.15	511,021
01/01/2016 to 12/31/2016	$2.15	$1.84	713,945
ProFund VP Biotechnology
05/01/2009 to 12/31/2009	$10.29	$11.56	355,182
01/01/2010 to 12/31/2010	$11.56	$11.95	254,803
01/01/2011 to 12/31/2011	$11.95	$12.52	188,759
01/01/2012 to 12/31/2012	$12.52	$17.33	338,800
01/01/2013 to 12/31/2013	$17.33	$28.71	326,187
01/01/2014 to 12/31/2014	$28.71	$36.62	259,481
01/01/2015 to 12/31/2015	$36.62	$37.21	163,042
01/01/2016 to 12/31/2016	$37.21	$30.93	86,316
ProFund VP Bull
05/01/2009 to 12/31/2009	$7.19	$9.08	3,113,781
01/01/2010 to 12/31/2010	$9.08	$10.06	2,476,971
01/01/2011 to 12/31/2011	$10.06	$9.89	3,165,929
01/01/2012 to 12/31/2012	$9.89	$11.08	1,499,016
01/01/2013 to 12/31/2013	$11.08	$14.14	1,204,038
01/01/2014 to 12/31/2014	$14.14	$15.50	1,173,460
01/01/2015 to 12/31/2015	$15.50	$15.17	592,041
01/01/2016 to 12/31/2016	$15.17	$16.37	445,098
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$8.16	$10.26	812,567
01/01/2010 to 12/31/2010	$10.26	$11.84	702,138
01/01/2011 to 12/31/2011	$11.84	$12.45	765,549
01/01/2012 to 12/31/2012	$12.45	$13.58	450,591
01/01/2013 to 12/31/2013	$13.58	$17.15	573,128
01/01/2014 to 12/31/2014	$17.15	$18.59	574,747
01/01/2015 to 12/31/2015	$18.59	$19.05	433,302
01/01/2016 to 12/31/2016	$19.05	$19.40	291,761

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$6.24	$7.74	295,250
01/01/2010 to 12/31/2010	$7.74	$9.24	1,046,739
01/01/2011 to 12/31/2011	$9.24	$9.58	481,308
01/01/2012 to 12/31/2012	$9.58	$11.51	539,898
01/01/2013 to 12/31/2013	$11.51	$15.83	745,470
01/01/2014 to 12/31/2014	$15.83	$17.51	425,388
01/01/2015 to 12/31/2015	$17.51	$18.03	482,805
01/01/2016 to 12/31/2016	$18.03	$18.47	305,220
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$8.96	$12.07	1,184,717
01/01/2010 to 12/31/2010	$12.07	$12.19	852,300
01/01/2011 to 12/31/2011	$12.19	$10.92	333,570
01/01/2012 to 12/31/2012	$10.92	$12.52	461,143
01/01/2013 to 12/31/2013	$12.52	$14.98	561,564
01/01/2014 to 12/31/2014	$14.98	$13.46	318,682
01/01/2015 to 12/31/2015	$13.46	$11.80	323,881
01/01/2016 to 12/31/2016	$11.80	$12.51	289,183
ProFund VP Financials
05/01/2009 to 12/31/2009	$4.79	$6.30	1,432,294
01/01/2010 to 12/31/2010	$6.30	$6.87	1,397,974
01/01/2011 to 12/31/2011	$6.87	$5.82	1,034,776
01/01/2012 to 12/31/2012	$5.82	$7.14	1,345,907
01/01/2013 to 12/31/2013	$7.14	$9.27	1,595,424
01/01/2014 to 12/31/2014	$9.27	$10.30	1,201,102
01/01/2015 to 12/31/2015	$10.30	$9.98	975,396
01/01/2016 to 12/31/2016	$9.98	$11.32	1,090,533
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.11	$9.14	1,148,607
01/01/2010 to 12/31/2010	$9.14	$9.25	875,030
01/01/2011 to 12/31/2011	$9.25	$10.01	924,616
01/01/2012 to 12/31/2012	$10.01	$11.56	1,121,561
01/01/2013 to 12/31/2013	$11.56	$15.89	1,361,062
01/01/2014 to 12/31/2014	$15.89	$19.34	1,316,203
01/01/2015 to 12/31/2015	$19.34	$19.97	1,214,167
01/01/2016 to 12/31/2016	$19.97	$18.85	746,538
ProFund VP Industrials
05/01/2009 to 12/31/2009	$7.64	$9.68	634,240
01/01/2010 to 12/31/2010	$9.68	$11.78	641,229
01/01/2011 to 12/31/2011	$11.78	$11.38	404,533
01/01/2012 to 12/31/2012	$11.38	$12.96	379,889
01/01/2013 to 12/31/2013	$12.96	$17.62	514,535
01/01/2014 to 12/31/2014	$17.62	$18.29	381,463
01/01/2015 to 12/31/2015	$18.29	$17.37	230,450
01/01/2016 to 12/31/2016	$17.37	$20.09	332,901

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
05/01/2009 to 12/31/2009	$14.19	$19.31	507,210
01/01/2010 to 12/31/2010	$19.31	$25.70	455,035
01/01/2011 to 12/31/2011	$25.70	$23.53	92,624
01/01/2012 to 12/31/2012	$23.53	$27.71	98,828
01/01/2013 to 12/31/2013	$27.71	$41.35	134,453
01/01/2014 to 12/31/2014	$41.35	$41.12	46,264
01/01/2015 to 12/31/2015	$41.12	$48.68	88,272
01/01/2016 to 12/31/2016	$48.68	$50.52	50,482
ProFund VP Japan
05/01/2009 to 12/31/2009	$7.27	$8.11	519,793
01/01/2010 to 12/31/2010	$8.11	$7.45	414,005
01/01/2011 to 12/31/2011	$7.45	$5.97	292,468
01/01/2012 to 12/31/2012	$5.97	$7.22	445,817
01/01/2013 to 12/31/2013	$7.22	$10.53	616,969
01/01/2014 to 12/31/2014	$10.53	$10.69	321,351
01/01/2015 to 12/31/2015	$10.69	$11.12	271,326
01/01/2016 to 12/31/2016	$11.12	$10.99	213,374
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$7.47	$9.40	1,530,601
01/01/2010 to 12/31/2010	$9.40	$10.47	1,282,022
01/01/2011 to 12/31/2011	$10.47	$10.62	1,146,789
01/01/2012 to 12/31/2012	$10.62	$11.77	796,871
01/01/2013 to 12/31/2013	$11.77	$15.12	730,784
01/01/2014 to 12/31/2014	$15.12	$16.80	876,271
01/01/2015 to 12/31/2015	$16.80	$17.14	474,182
01/01/2016 to 12/31/2016	$17.14	$17.71	358,253
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$6.55	$8.31	1,108,254
01/01/2010 to 12/31/2010	$8.31	$9.22	1,501,797
01/01/2011 to 12/31/2011	$9.22	$8.96	1,122,050
01/01/2012 to 12/31/2012	$8.96	$10.17	776,810
01/01/2013 to 12/31/2013	$10.17	$12.99	482,427
01/01/2014 to 12/31/2014	$12.99	$14.11	780,687
01/01/2015 to 12/31/2015	$14.11	$13.22	518,567
01/01/2016 to 12/31/2016	$13.22	$15.01	589,195
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$8.38	$10.65	1,903,627
01/01/2010 to 12/31/2010	$10.65	$13.45	2,021,397
01/01/2011 to 12/31/2011	$13.45	$12.85	1,040,542
01/01/2012 to 12/31/2012	$12.85	$14.58	684,764
01/01/2013 to 12/31/2013	$14.58	$18.71	592,623
01/01/2014 to 12/31/2014	$18.71	$19.49	371,987
01/01/2015 to 12/31/2015	$19.49	$19.22	357,650
01/01/2016 to 12/31/2016	$19.22	$21.34	331,122

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$8.56	$11.05	1,398,727
01/01/2010 to 12/31/2010	$11.05	$13.09	908,539
01/01/2011 to 12/31/2011	$13.09	$12.37	727,867
01/01/2012 to 12/31/2012	$12.37	$14.18	552,448
01/01/2013 to 12/31/2013	$14.18	$18.43	479,583
01/01/2014 to 12/31/2014	$18.43	$19.97	288,875
01/01/2015 to 12/31/2015	$19.97	$18.02	236,249
01/01/2016 to 12/31/2016	$18.02	$22.04	474,547
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$7.60	$9.94	1,813,909
01/01/2010 to 12/31/2010	$9.94	$11.56	1,576,633
01/01/2011 to 12/31/2011	$11.56	$11.54	909,044
01/01/2012 to 12/31/2012	$11.54	$13.19	644,940
01/01/2013 to 12/31/2013	$13.19	$17.42	507,723
01/01/2014 to 12/31/2014	$17.42	$20.04	490,538
01/01/2015 to 12/31/2015	$20.04	$21.18	411,272
01/01/2016 to 12/31/2016	$21.18	$21.93	193,838
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$16.13	$18.75	1,326,030
01/01/2010 to 12/31/2010	$18.75	$21.71	1,296,969
01/01/2011 to 12/31/2011	$21.71	$21.83	829,408
01/01/2012 to 12/31/2012	$21.83	$22.09	551,530
01/01/2013 to 12/31/2013	$22.09	$26.96	414,618
01/01/2014 to 12/31/2014	$26.96	$23.63	346,412
01/01/2015 to 12/31/2015	$23.63	$17.81	258,376
01/01/2016 to 12/31/2016	$17.81	$21.75	239,263
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$5.79	$7.58	521,245
01/01/2010 to 12/31/2010	$7.58	$7.49	268,122
01/01/2011 to 12/31/2011	$7.49	$8.56	862,925
01/01/2012 to 12/31/2012	$8.56	$9.42	302,309
01/01/2013 to 12/31/2013	$9.42	$12.19	276,233
01/01/2014 to 12/31/2014	$12.19	$14.31	297,503
01/01/2015 to 12/31/2015	$14.31	$14.70	159,802
01/01/2016 to 12/31/2016	$14.70	$13.92	92,869
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$12.30	$16.86	2,850,817
01/01/2010 to 12/31/2010	$16.86	$22.04	2,921,018
01/01/2011 to 12/31/2011	$22.04	$17.51	2,103,701
01/01/2012 to 12/31/2012	$17.51	$14.71	1,572,080
01/01/2013 to 12/31/2013	$14.71	$8.98	1,162,887
01/01/2014 to 12/31/2014	$8.98	$6.72	630,558
01/01/2015 to 12/31/2015	$6.72	$4.44	535,237
01/01/2016 to 12/31/2016	$4.44	$6.80	528,907

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$8.68	$12.69	557,087
01/01/2010 to 12/31/2010	$12.69	$15.57	509,622
01/01/2011 to 12/31/2011	$15.57	$16.04	345,408
01/01/2012 to 12/31/2012	$16.04	$18.48	392,557
01/01/2013 to 12/31/2013	$18.48	$18.19	325,883
01/01/2014 to 12/31/2014	$18.19	$22.37	289,291
01/01/2015 to 12/31/2015	$22.37	$22.07	179,238
01/01/2016 to 12/31/2016	$22.07	$22.95	135,429
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$4.74	$4.81	3,128,225
01/01/2010 to 12/31/2010	$4.81	$3.97	4,679,376
01/01/2011 to 12/31/2011	$3.97	$2.44	2,645,539
01/01/2012 to 12/31/2012	$2.44	$2.23	1,760,429
01/01/2013 to 12/31/2013	$2.23	$2.56	3,779,215
01/01/2014 to 12/31/2014	$2.56	$1.76	3,810,891
01/01/2015 to 12/31/2015	$1.76	$1.70	2,300,690
01/01/2016 to 12/31/2016	$1.70	$1.58	3,979,174
ProFund VP Semiconductor
05/01/2009 to 12/31/2009	$4.28	$5.86	794,698
01/01/2010 to 12/31/2010	$5.86	$6.47	188,040
01/01/2011 to 12/31/2011	$6.47	$6.12	125,111
01/01/2012 to 12/31/2012	$6.12	$5.77	77,903
01/01/2013 to 12/31/2013	$5.77	$7.57	62,931
01/01/2014 to 12/31/2014	$7.57	$10.02	125,840
01/01/2015 to 12/31/2015	$10.02	$9.57	75,681
01/01/2016 to 12/31/2016	$9.57	$12.02	55,108
ProFund VP Short Mid-Cap
05/01/2009 to 12/31/2009	$9.00	$6.44	364,588
01/01/2010 to 12/31/2010	$6.44	$4.70	280,837
01/01/2011 to 12/31/2011	$4.70	$4.24	232,550
01/01/2012 to 12/31/2012	$4.24	$3.38	139,533
01/01/2013 to 12/31/2013	$3.38	$2.40	116,769
01/01/2014 to 12/31/2014	$2.40	$2.07	171,122
01/01/2015 to 12/31/2015	$2.07	$2.00	170,404
01/01/2016 to 12/31/2016	$2.00	$1.57	61,170
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$5.92	$4.22	898,026
01/01/2010 to 12/31/2010	$4.22	$3.27	782,589
01/01/2011 to 12/31/2011	$3.27	$2.88	1,249,273
01/01/2012 to 12/31/2012	$2.88	$2.30	957,612
01/01/2013 to 12/31/2013	$2.30	$1.60	348,933
01/01/2014 to 12/31/2014	$1.60	$1.27	241,202
01/01/2015 to 12/31/2015	$1.27	$1.08	286,125
01/01/2016 to 12/31/2016	$1.08	$0.96	256,099

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short Small-Cap
05/01/2009 to 12/31/2009	$9.09	$6.59	463,501
01/01/2010 to 12/31/2010	$6.59	$4.61	355,244
01/01/2011 to 12/31/2011	$4.61	$4.12	702,306
01/01/2012 to 12/31/2012	$4.12	$3.28	351,352
01/01/2013 to 12/31/2013	$3.28	$2.22	176,749
01/01/2014 to 12/31/2014	$2.22	$1.98	197,127
01/01/2015 to 12/31/2015	$1.98	$1.93	165,249
01/01/2016 to 12/31/2016	$1.93	$1.49	60,221
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$8.84	$11.15	1,476,283
01/01/2010 to 12/31/2010	$11.15	$13.79	1,733,790
01/01/2011 to 12/31/2011	$13.79	$13.73	1,437,215
01/01/2012 to 12/31/2012	$13.73	$15.19	495,243
01/01/2013 to 12/31/2013	$15.19	$20.98	722,604
01/01/2014 to 12/31/2014	$20.98	$21.09	341,491
01/01/2015 to 12/31/2015	$21.09	$20.98	310,904
01/01/2016 to 12/31/2016	$20.98	$24.81	268,146
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$7.73	$9.65	610,084
01/01/2010 to 12/31/2010	$9.65	$11.59	743,101
01/01/2011 to 12/31/2011	$11.59	$10.94	752,713
01/01/2012 to 12/31/2012	$10.94	$12.49	481,299
01/01/2013 to 12/31/2013	$12.49	$16.91	412,071
01/01/2014 to 12/31/2014	$16.91	$17.60	237,908
01/01/2015 to 12/31/2015	$17.60	$15.88	251,343
01/01/2016 to 12/31/2016	$15.88	$20.11	295,966
ProFund VP Technology
05/01/2009 to 12/31/2009	$6.49	$8.78	1,361,950
01/01/2010 to 12/31/2010	$8.78	$9.56	652,534
01/01/2011 to 12/31/2011	$9.56	$9.27	719,037
01/01/2012 to 12/31/2012	$9.27	$10.06	287,188
01/01/2013 to 12/31/2013	$10.06	$12.38	175,316
01/01/2014 to 12/31/2014	$12.38	$14.39	179,412
01/01/2015 to 12/31/2015	$14.39	$14.49	124,421
01/01/2016 to 12/31/2016	$14.49	$16.01	119,435
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$6.62	$7.21	472,593
01/01/2010 to 12/31/2010	$7.21	$8.20	847,216
01/01/2011 to 12/31/2011	$8.20	$8.22	476,200
01/01/2012 to 12/31/2012	$8.22	$9.42	486,914
01/01/2013 to 12/31/2013	$9.42	$10.38	375,062
01/01/2014 to 12/31/2014	$10.38	$10.26	329,989
01/01/2015 to 12/31/2015	$10.26	$10.25	246,225
01/01/2016 to 12/31/2016	$10.25	$12.26	259,808

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$13.88	$12.54	1,333,606
01/01/2010 to 12/31/2010	$12.54	$13.58	1,042,250
01/01/2011 to 12/31/2011	$13.58	$19.17	1,145,039
01/01/2012 to 12/31/2012	$19.17	$19.03	721,134
01/01/2013 to 12/31/2013	$19.03	$15.14	419,798
01/01/2014 to 12/31/2014	$15.14	$20.31	243,348
01/01/2015 to 12/31/2015	$20.31	$18.85	307,076
01/01/2016 to 12/31/2016	$18.85	$18.48	132,889
ProFund VP UltraBull
05/01/2009 to 12/31/2009	$4.12	$6.50	1,590,074
01/01/2010 to 12/31/2010	$6.50	$7.81	914,644
01/01/2011 to 12/31/2011	$7.81	$7.31	689,374
01/01/2012 to 12/31/2012	$7.31	$9.26	451,227
01/01/2013 to 12/31/2013	$9.26	$15.31	302,573
01/01/2014 to 12/31/2014	$15.31	$18.56	265,404
01/01/2015 to 12/31/2015	$18.56	$17.73	202,056
01/01/2016 to 12/31/2016	$17.73	$20.68	90,526
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$5.08	$8.23	1,356,598
01/01/2010 to 12/31/2010	$8.23	$12.11	1,530,577
01/01/2011 to 12/31/2011	$12.11	$10.28	591,778
01/01/2012 to 12/31/2012	$10.28	$13.40	516,451
01/01/2013 to 12/31/2013	$13.40	$22.48	317,543
01/01/2014 to 12/31/2014	$22.48	$25.51	386,697
01/01/2015 to 12/31/2015	$25.51	$22.79	377,840
01/01/2016 to 12/31/2016	$22.79	$30.91	280,604
ProFund VP UltraNASDAQ-100
05/01/2009 to 12/31/2009	$3.29	$5.63	1,661,197
01/01/2010 to 12/31/2010	$5.63	$7.48	1,359,439
01/01/2011 to 12/31/2011	$7.48	$7.27	1,795,997
01/01/2012 to 12/31/2012	$7.27	$9.57	563,727
01/01/2013 to 12/31/2013	$9.57	$16.84	561,715
01/01/2014 to 12/31/2014	$16.84	$22.50	414,291
01/01/2015 to 12/31/2015	$22.50	$25.14	345,567
01/01/2016 to 12/31/2016	$25.14	$26.86	255,704
ProFund VP UltraSmall-Cap
05/01/2009 to 12/31/2009	$4.67	$7.39	747,146
01/01/2010 to 12/31/2010	$7.39	$10.79	930,703
01/01/2011 to 12/31/2011	$10.79	$8.61	508,081
01/01/2012 to 12/31/2012	$8.61	$10.97	395,941
01/01/2013 to 12/31/2013	$10.97	$20.13	296,920
01/01/2014 to 12/31/2014	$20.13	$20.87	228,008
01/01/2015 to 12/31/2015	$20.87	$17.86	162,041
01/01/2016 to 12/31/2016	$17.86	$24.52	122,124

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.21	$12.27	940,314
01/01/2010 to 12/31/2010	$12.27	$12.78	893,746
01/01/2011 to 12/31/2011	$12.78	$14.77	1,349,692
01/01/2012 to 12/31/2012	$14.77	$14.55	788,140
01/01/2013 to 12/31/2013	$14.55	$16.21	725,550
01/01/2014 to 12/31/2014	$16.21	$20.07	821,630
01/01/2015 to 12/31/2015	$20.07	$18.48	503,397
01/01/2016 to 12/31/2016	$18.48	$20.91	462,262
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$8.39	$11.12	408,047
01/01/2010 to 12/31/2010	$11.12	$12.47	346,910
01/01/2011 to 12/31/2011	$12.47	$10.44	327,254
01/01/2012 to 12/31/2012	$10.44	$12.56	230,539
01/01/2013 to 12/31/2013	$12.56	$14.69	101,416
01/01/2014 to 12/31/2014	$14.69	$13.62	73,228
01/01/2015 to 12/31/2015	$13.62	$13.84	63,745
01/01/2016 to 12/31/2016	$13.84	$13.13	56,615
Rydex VT Inverse S&P 500 Strategy
05/01/2009 to 12/31/2009	$7.79	$5.78	536
01/01/2010 to 12/31/2010	$5.78	$4.72	0
01/01/2011 to 12/31/2011	$4.72	$4.22	0
01/01/2012 to 12/31/2012	$4.22	$3.45	0
01/01/2013 to 12/31/2013	$3.45	$2.49	0
01/01/2014 to 12/31/2014	$2.49	$2.10	0
01/01/2015 to 12/31/2015	$2.10	$1.97	0
01/01/2016 to 12/31/2016	$1.97	$1.70	0
Rydex VT NASDAQ-100
05/01/2009 to 12/31/2009	$11.24	$14.74	172
01/01/2010 to 12/31/2010	$14.74	$17.17	156
01/01/2011 to 12/31/2011	$17.17	$17.26	72
01/01/2012 to 12/31/2012	$17.26	$19.82	103
01/01/2013 to 12/31/2013	$19.82	$26.24	152
01/01/2014 to 12/31/2014	$26.24	$30.31	147
01/01/2015 to 12/31/2015	$30.31	$32.26	6
01/01/2016 to 12/31/2016	$32.26	$33.63	6
Rydex VT Nova
05/01/2009 to 12/31/2009	$7.42	$10.54	21
01/01/2010 to 12/31/2010	$10.54	$12.43	11
01/01/2011 to 12/31/2011	$12.43	$12.08	0
01/01/2012 to 12/31/2012	$12.08	$14.53	0
01/01/2013 to 12/31/2013	$14.53	$21.29	0
01/01/2014 to 12/31/2014	$21.29	$24.83	0
01/01/2015 to 12/31/2015	$24.83	$24.24	0
01/01/2016 to 12/31/2016	$24.24	$27.59	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$7.52	$9.05	240,776
01/01/2010 to 12/31/2010	$9.05	$10.62	226,552
01/01/2011 to 12/31/2011	$10.62	$11.34	243,395
01/01/2012 to 12/31/2012	$11.34	$12.21	149,031
01/01/2013 to 12/31/2013	$12.21	$17.07	202,561
01/01/2014 to 04/25/2014	$17.07	$16.84	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$6.89	$8.51	861,853
01/01/2010 to 12/31/2010	$8.51	$9.96	654,754
01/01/2011 to 12/31/2011	$9.96	$9.64	581,345
01/01/2012 to 12/31/2012	$9.64	$10.71	565,987
01/01/2013 to 12/31/2013	$10.71	$14.30	532,138
01/01/2014 to 04/25/2014	$14.30	$14.21	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$7.31	$9.61	136,907
01/01/2010 to 12/31/2010	$9.61	$11.04	221,649
01/01/2011 to 12/31/2011	$11.04	$11.69	189,624
01/01/2012 to 12/31/2012	$11.69	$12.73	184,517
01/01/2013 to 12/31/2013	$12.73	$16.39	166,823
01/01/2014 to 04/25/2014	$16.39	$16.13	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$5.41	$7.40	996,116
01/01/2010 to 12/31/2010	$7.40	$8.48	902,956
01/01/2011 to 12/31/2011	$8.48	$8.84	1,077,472
01/01/2012 to 12/31/2012	$8.84	$9.18	630,897
01/01/2013 to 12/31/2013	$9.18	$11.57	561,037
01/01/2014 to 04/25/2014	$11.57	$11.97	0
Value Line Target 25 Portfolio
05/01/2009 to 12/31/2009	$7.44	$8.16	663,617
01/01/2010 to 12/31/2010	$8.16	$10.47	604,695
01/01/2011 to 12/31/2011	$10.47	$7.75	467,540
01/01/2012 to 12/31/2012	$7.75	$9.25	312,129
01/01/2013 to 12/31/2013	$9.25	$11.96	253,593
01/01/2014 to 04/25/2014	$11.96	$12.77	0
Wells Fargo Advantage VT C&B Large Cap Value
05/01/2009 to 12/31/2009	$10.04	$12.92	6,778
01/01/2010 to 07/16/2010	$12.92	$12.39	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$8.04	$9.81	287,896
01/01/2010 to 07/16/2010	$9.81	$9.43	0
Wells Fargo Advantage VT Large Company Core
05/01/2009 to 12/31/2009	$8.59	$10.96	247
01/01/2010 to 07/16/2010	$10.96	$9.91	0
Wells Fargo Advantage VT Large Company Growth
05/01/2009 to 12/31/2009	$8.67	$11.06	15,043
01/01/2010 to 07/16/2010	$11.06	$9.94	0
Wells Fargo Advantage VT Money Market
05/01/2009 to 12/31/2009	$10.43	$10.32	5,125
01/01/2010 to 04/30/2010	$10.32	$10.26	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347
01/01/2016 to 12/31/2016	$17.08	$17.35	138,372
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$9.43	$10.98	306,415
01/01/2011 to 12/31/2011	$10.98	$10.57	290,158
01/01/2012 to 12/31/2012	$10.57	$12.42	233,447
01/01/2013 to 12/31/2013	$12.42	$15.91	251,990
01/01/2014 to 12/31/2014	$15.91	$17.26	202,790
01/01/2015 to 12/31/2015	$17.26	$16.89	189,933
01/01/2016 to 04/29/2016	$16.89	$16.91	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859
01/01/2016 to 12/31/2016	$24.67	$24.45	93,681
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.25	617,813
01/01/2011 to 12/31/2011	$12.25	$11.52	383,450
01/01/2012 to 12/31/2012	$11.52	$12.25	264,060
01/01/2013 to 12/31/2013	$12.25	$18.14	293,944
01/01/2014 to 12/31/2014	$18.14	$17.54	192,275
01/01/2015 to 12/31/2015	$17.54	$16.80	164,785
01/01/2016 to 12/31/2016	$16.80	$17.86	131,068
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With any one of LT5 or HD 5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EPB OR HD GRO 60 bps and Combo DB OR HD GRO 60 bps, EBP and HAV OR GRO Plus 2008 60 bps and Combo DB OR GRO Plus 2008 60 bps, EBP and HAV (1.75%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.36	$11.74	0
01/01/2008 to 12/31/2008	$11.74	$11.00	0
01/01/2009 to 12/31/2009	$11.00	$12.64	0
01/01/2010 to 12/31/2010	$12.64	$14.45	0
01/01/2011 to 12/31/2011	$14.45	$14.59	0
01/01/2012 to 12/31/2012	$14.59	$16.36	0
01/01/2013 to 12/31/2013	$16.36	$17.68	0
01/01/2014 to 12/31/2014	$17.68	$17.78	0
01/01/2015 to 12/31/2015	$17.78	$17.49	0
01/01/2016 to 12/31/2016	$17.49	$18.73	0
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.00	$11.80	2,095,862
01/01/2008 to 12/31/2008	$11.80	$7.90	4,352,710
01/01/2009 to 12/31/2009	$7.90	$9.66	7,832,549
01/01/2010 to 12/31/2010	$9.66	$10.62	8,125,948
01/01/2011 to 12/31/2011	$10.62	$10.16	5,875,413
01/01/2012 to 12/31/2012	$10.16	$11.24	5,884,306
01/01/2013 to 12/31/2013	$11.24	$12.14	5,528,716
01/01/2014 to 12/31/2014	$12.14	$12.38	5,179,509
01/01/2015 to 12/31/2015	$12.38	$11.78	4,428,306
01/01/2016 to 12/31/2016	$11.78	$12.30	5,115,774
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.65	$11.46	433,303
01/01/2008 to 12/31/2008	$11.46	$7.90	2,718,573
01/01/2009 to 12/31/2009	$7.90	$9.80	5,159,418
01/01/2010 to 12/31/2010	$9.80	$10.95	5,137,092
01/01/2011 to 12/31/2011	$10.95	$10.77	3,694,717
01/01/2012 to 12/31/2012	$10.77	$12.02	4,319,358
01/01/2013 to 12/31/2013	$12.02	$13.77	4,466,220
01/01/2014 to 12/31/2014	$13.77	$14.35	4,186,938
01/01/2015 to 12/31/2015	$14.35	$14.22	4,159,391
01/01/2016 to 12/31/2016	$14.22	$14.96	4,179,308
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$16.35	$16.04	75,537
01/01/2008 to 12/31/2008	$16.04	$10.28	116,472
01/01/2009 to 12/31/2009	$10.28	$11.90	295,585
01/01/2010 to 12/31/2010	$11.90	$13.31	387,586
01/01/2011 to 12/31/2011	$13.31	$13.55	332,429
01/01/2012 to 05/04/2012	$13.55	$14.71	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.63	156
01/01/2014 to 12/31/2014	$11.63	$12.93	8,101
01/01/2015 to 12/31/2015	$12.93	$12.92	5,346
01/01/2016 to 12/31/2016	$12.92	$14.06	6,271
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.89	$11.67	363,364
01/01/2008 to 12/31/2008	$11.67	$8.18	4,544,410
01/01/2009 to 12/31/2009	$8.18	$9.90	9,195,019
01/01/2010 to 12/31/2010	$9.90	$10.93	8,699,486
01/01/2011 to 12/31/2011	$10.93	$10.61	6,901,091
01/01/2012 to 12/31/2012	$10.61	$11.72	7,178,712
01/01/2013 to 12/31/2013	$11.72	$13.55	7,213,994
01/01/2014 to 12/31/2014	$13.55	$14.18	6,928,953
01/01/2015 to 12/31/2015	$14.18	$14.00	6,370,391
01/01/2016 to 12/31/2016	$14.00	$14.62	6,091,878
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.16	186,720
01/01/2012 to 12/31/2012	$9.16	$10.07	329,722
01/01/2013 to 12/31/2013	$10.07	$10.97	394,788
01/01/2014 to 12/31/2014	$10.97	$11.30	406,475
01/01/2015 to 12/31/2015	$11.30	$10.77	361,094
01/01/2016 to 12/31/2016	$10.77	$11.32	337,401
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.49	74,848
01/01/2014 to 12/31/2014	$10.49	$10.68	82,957
01/01/2015 to 12/31/2015	$10.68	$10.52	131,735
01/01/2016 to 12/31/2016	$10.52	$10.99	186,175
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$10.45	$10.97	540,038
01/01/2008 to 12/31/2008	$10.97	$10.90	712,342
01/01/2009 to 12/31/2009	$10.90	$11.80	1,339,103
01/01/2010 to 12/31/2010	$11.80	$12.05	1,296,102
01/01/2011 to 12/31/2011	$12.05	$12.10	1,090,180
01/01/2012 to 12/31/2012	$12.10	$12.45	906,164
01/01/2013 to 12/31/2013	$12.45	$11.96	703,101
01/01/2014 to 12/31/2014	$11.96	$11.74	547,508
01/01/2015 to 12/31/2015	$11.74	$11.59	857,210
01/01/2016 to 12/31/2016	$11.59	$11.58	799,501
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$11.14	$11.85	627,158
01/01/2008 to 12/31/2008	$11.85	$11.38	1,923,586
01/01/2009 to 12/31/2009	$11.38	$13.03	6,477,063
01/01/2010 to 12/31/2010	$13.03	$13.79	5,823,131
01/01/2011 to 12/31/2011	$13.79	$13.98	4,380,484
01/01/2012 to 12/31/2012	$13.98	$15.02	4,925,654
01/01/2013 to 12/31/2013	$15.02	$14.48	3,565,817
01/01/2014 to 12/31/2014	$14.48	$14.83	3,009,945
01/01/2015 to 12/31/2015	$14.83	$14.27	2,576,957
01/01/2016 to 12/31/2016	$14.27	$14.61	2,307,541

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
06/30/2008* to 12/31/2008	$10.04	$11.70	0
01/01/2009 to 12/31/2009	$11.70	$11.46	0
01/01/2010 to 12/31/2010	$11.46	$12.31	0
01/01/2011 to 12/31/2011	$12.31	$12.87	0
01/01/2012 to 12/31/2012	$12.87	$13.03	0
01/01/2013 to 12/31/2013	$13.03	$12.76	0
01/01/2014 to 12/31/2014	$12.76	$12.52	0
01/01/2015 to 12/31/2015	$12.52	$12.26	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.38	0
01/01/2010 to 12/31/2010	$9.38	$10.19	629
01/01/2011 to 12/31/2011	$10.19	$10.98	11,571
01/01/2012 to 12/31/2012	$10.98	$11.24	6,913
01/01/2013 to 12/31/2013	$11.24	$10.97	7,437
01/01/2014 to 12/31/2014	$10.97	$10.82	8,180
01/01/2015 to 12/31/2015	$10.82	$10.61	22,773
01/01/2016 to 12/31/2016	$10.61	$10.47	0
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.77	4,783
01/01/2011 to 12/31/2011	$10.77	$11.79	7,346
01/01/2012 to 12/31/2012	$11.79	$12.17	3,692
01/01/2013 to 12/31/2013	$12.17	$11.71	0
01/01/2014 to 12/31/2014	$11.71	$11.67	22,058
01/01/2015 to 12/31/2015	$11.67	$11.49	21,508
01/01/2016 to 12/31/2016	$11.49	$11.42	40,106
AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.53	0
01/01/2009 to 12/31/2009	$12.53	$11.57	0
01/01/2010 to 12/31/2010	$11.57	$12.64	0
01/01/2011 to 12/31/2011	$12.64	$14.10	16,280
01/01/2012 to 12/31/2012	$14.10	$14.65	12,769
01/01/2013 to 12/31/2013	$14.65	$13.94	65,213
01/01/2014 to 12/31/2014	$13.94	$14.06	48,805
01/01/2015 to 12/31/2015	$14.06	$13.92	61,391
01/01/2016 to 12/31/2016	$13.92	$13.90	0
AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.60	0
01/01/2009 to 12/31/2009	$12.60	$11.43	0
01/01/2010 to 12/31/2010	$11.43	$12.50	0
01/01/2011 to 12/31/2011	$12.50	$14.25	0
01/01/2012 to 12/31/2012	$14.25	$14.82	6,636
01/01/2013 to 12/31/2013	$14.82	$13.86	14,495
01/01/2014 to 12/31/2014	$13.86	$14.19	14,774
01/01/2015 to 12/31/2015	$14.19	$14.10	14,214
01/01/2016 to 12/31/2016	$14.10	$14.05	18,351

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.79	0
01/01/2010 to 12/31/2010	$8.79	$9.66	3,398
01/01/2011 to 12/31/2011	$9.66	$11.27	0
01/01/2012 to 12/31/2012	$11.27	$11.77	0
01/01/2013 to 12/31/2013	$11.77	$10.81	16,844
01/01/2014 to 12/31/2014	$10.81	$11.27	10,653
01/01/2015 to 12/31/2015	$11.27	$11.25	20,182
01/01/2016 to 12/31/2016	$11.25	$11.27	23,126
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.01	7,539
01/01/2011 to 12/31/2011	$11.01	$13.02	17,990
01/01/2012 to 12/31/2012	$13.02	$13.66	13,667
01/01/2013 to 12/31/2013	$13.66	$12.48	0
01/01/2014 to 12/31/2014	$12.48	$13.20	18,265
01/01/2015 to 12/31/2015	$13.20	$13.20	31,983
01/01/2016 to 12/31/2016	$13.20	$13.24	26,402
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.03	25,532
01/01/2012 to 12/31/2012	$12.03	$12.51	28,286
01/01/2013 to 12/31/2013	$12.51	$11.09	0
01/01/2014 to 12/31/2014	$11.09	$12.03	0
01/01/2015 to 12/31/2015	$12.03	$12.06	6,251
01/01/2016 to 12/31/2016	$12.06	$12.07	25,744
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.40	2,207
01/01/2013 to 12/31/2013	$10.40	$9.18	88,547
01/01/2014 to 12/31/2014	$9.18	$10.16	52,160
01/01/2015 to 12/31/2015	$10.16	$10.25	37,491
01/01/2016 to 12/31/2016	$10.25	$10.26	7,143
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.75	7,589
01/01/2014 to 12/31/2014	$8.75	$9.86	17,205
01/01/2015 to 12/31/2015	$9.86	$9.96	0
01/01/2016 to 12/31/2016	$9.96	$9.97	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.31	0
01/01/2015 to 12/31/2015	$11.31	$11.33	46,453
01/01/2016 to 12/31/2016	$11.33	$11.41	12,131
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.94	7,437
01/01/2016 to 12/31/2016	$9.94	$9.97	33,756
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.88	12,840

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	440
01/01/2010 to 12/31/2010	$10.30	$11.51	441
01/01/2011 to 12/31/2011	$11.51	$10.64	2,656
01/01/2012 to 12/31/2012	$10.64	$11.84	4,937
01/01/2013 to 12/31/2013	$11.84	$15.29	5,513
01/01/2014 to 12/31/2014	$15.29	$16.56	5,502
01/01/2015 to 12/31/2015	$16.56	$15.50	4,206
01/01/2016 to 12/31/2016	$15.50	$17.32	2,429
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.18	$12.05	2,184,899
01/01/2008 to 12/31/2008	$12.05	$7.70	5,254,768
01/01/2009 to 12/31/2009	$7.70	$9.48	9,649,337
01/01/2010 to 12/31/2010	$9.48	$10.56	9,541,918
01/01/2011 to 12/31/2011	$10.56	$10.13	6,564,135
01/01/2012 to 12/31/2012	$10.13	$11.31	7,253,930
01/01/2013 to 12/31/2013	$11.31	$13.64	8,307,070
01/01/2014 to 12/31/2014	$13.64	$14.34	8,547,398
01/01/2015 to 12/31/2015	$14.34	$14.16	9,055,976
01/01/2016 to 12/31/2016	$14.16	$14.87	10,531,864
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.65	31,689
01/01/2014 to 12/31/2014	$11.65	$13.01	77,924
01/01/2015 to 12/31/2015	$13.01	$12.32	59,576
01/01/2016 to 12/31/2016	$12.32	$13.91	159,813
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$28.65	$22.53	42,768
01/01/2008 to 12/31/2008	$22.53	$14.38	50,033
01/01/2009 to 12/31/2009	$14.38	$18.64	105,825
01/01/2010 to 12/31/2010	$18.64	$23.57	111,924
01/01/2011 to 12/31/2011	$23.57	$24.68	97,984
01/01/2012 to 12/31/2012	$24.68	$27.97	103,989
01/01/2013 to 12/31/2013	$27.97	$28.34	114,992
01/01/2014 to 12/31/2014	$28.34	$36.45	117,778
01/01/2015 to 12/31/2015	$36.45	$37.55	105,608
01/01/2016 to 12/31/2016	$37.55	$38.67	99,555
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.98	$16.14	65,293
01/01/2008 to 07/18/2008	$16.14	$14.78	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.68	195,251
01/01/2014 to 12/31/2014	$9.68	$10.00	247,494
01/01/2015 to 12/31/2015	$10.00	$9.81	343,600
01/01/2016 to 12/31/2016	$9.81	$10.08	408,705

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	1,262
01/01/2008 to 12/31/2008	$10.00	$7.15	571,212
01/01/2009 to 12/31/2009	$7.15	$8.52	1,341,861
01/01/2010 to 12/31/2010	$8.52	$9.48	1,442,865
01/01/2011 to 12/31/2011	$9.48	$9.09	1,157,723
01/01/2012 to 12/31/2012	$9.09	$10.15	1,264,287
01/01/2013 to 12/31/2013	$10.15	$11.89	1,513,789
01/01/2014 to 12/31/2014	$11.89	$12.34	1,382,395
01/01/2015 to 10/16/2015	$12.34	$12.30	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.57	$11.28	456,776
01/01/2008 to 12/31/2008	$11.28	$7.26	2,521,848
01/01/2009 to 12/31/2009	$7.26	$8.83	4,794,825
01/01/2010 to 12/31/2010	$8.83	$9.92	4,948,687
01/01/2011 to 12/31/2011	$9.92	$9.60	3,579,527
01/01/2012 to 12/31/2012	$9.60	$10.44	4,166,207
01/01/2013 to 12/31/2013	$10.44	$11.77	3,954,033
01/01/2014 to 12/31/2014	$11.77	$11.93	3,548,387
01/01/2015 to 12/31/2015	$11.93	$11.83	3,314,206
01/01/2016 to 12/31/2016	$11.83	$12.12	3,455,101
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	573,235
01/01/2009 to 11/13/2009	$7.47	$8.35	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.74	3,803,999
01/01/2013 to 12/31/2013	$10.74	$13.14	3,745,291
01/01/2014 to 12/31/2014	$13.14	$13.32	3,343,145
01/01/2015 to 10/16/2015	$13.32	$12.75	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.81	309,658
01/01/2014 to 12/31/2014	$10.81	$10.89	443,364
01/01/2015 to 10/16/2015	$10.89	$10.39	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	50,776
01/01/2009 to 12/31/2009	$6.11	$8.11	118,446
01/01/2010 to 12/31/2010	$8.11	$9.58	151,468
01/01/2011 to 12/31/2011	$9.58	$8.94	88,211
01/01/2012 to 12/31/2012	$8.94	$11.13	113,541
01/01/2013 to 12/31/2013	$11.13	$11.41	120,665
01/01/2014 to 12/31/2014	$11.41	$12.78	124,541
01/01/2015 to 12/31/2015	$12.78	$12.54	95,667
01/01/2016 to 12/31/2016	$12.54	$12.43	78,979

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$13.02	$14.58	57,833
01/01/2008 to 12/31/2008	$14.58	$8.55	81,276
01/01/2009 to 12/31/2009	$8.55	$12.56	180,978
01/01/2010 to 12/31/2010	$12.56	$13.61	179,004
01/01/2011 to 12/31/2011	$13.61	$12.84	88,351
01/01/2012 to 12/31/2012	$12.84	$15.11	100,006
01/01/2013 to 12/31/2013	$15.11	$19.26	107,953
01/01/2014 to 02/07/2014	$19.26	$18.94	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.55	$17.10	569,511
01/01/2008 to 12/31/2008	$17.10	$9.96	371,815
01/01/2009 to 12/31/2009	$9.96	$11.67	621,602
01/01/2010 to 12/31/2010	$11.67	$12.94	632,157
01/01/2011 to 12/31/2011	$12.94	$12.01	436,847
01/01/2012 to 12/31/2012	$12.01	$14.12	404,667
01/01/2013 to 12/31/2013	$14.12	$18.53	518,331
01/01/2014 to 12/31/2014	$18.53	$20.59	488,701
01/01/2015 to 12/31/2015	$20.59	$19.30	1,070,573
01/01/2016 to 12/31/2016	$19.30	$21.15	942,844
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.69	$18.40	111,444
01/01/2008 to 12/31/2008	$18.40	$10.70	86,649
01/01/2009 to 12/31/2009	$10.70	$16.52	253,562
01/01/2010 to 12/31/2010	$16.52	$19.45	254,558
01/01/2011 to 12/31/2011	$19.45	$18.54	155,235
01/01/2012 to 12/31/2012	$18.54	$21.78	158,856
01/01/2013 to 12/31/2013	$21.78	$28.29	227,835
01/01/2014 to 12/31/2014	$28.29	$31.00	190,945
01/01/2015 to 12/31/2015	$31.00	$28.73	378,605
01/01/2016 to 12/31/2016	$28.73	$28.69	307,315
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	4,787
01/01/2008 to 12/31/2008	$10.17	$7.57	1,188,844
01/01/2009 to 12/31/2009	$7.57	$9.18	2,696,442
01/01/2010 to 12/31/2010	$9.18	$10.07	2,606,302
01/01/2011 to 12/31/2011	$10.07	$9.84	2,336,688
01/01/2012 to 12/31/2012	$9.84	$10.65	2,364,544
01/01/2013 to 12/31/2013	$10.65	$11.49	2,165,383
01/01/2014 to 12/31/2014	$11.49	$11.74	1,933,669
01/01/2015 to 12/31/2015	$11.74	$11.43	1,810,382
01/01/2016 to 12/31/2016	$11.43	$11.82	1,514,534

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.63	$18.30	0
01/01/2008 to 12/31/2008	$18.30	$13.19	41,001
01/01/2009 to 12/31/2009	$13.19	$16.44	121,815
01/01/2010 to 12/31/2010	$16.44	$20.47	129,429
01/01/2011 to 12/31/2011	$20.47	$20.38	104,405
01/01/2012 to 12/31/2012	$20.38	$23.16	115,043
01/01/2013 to 12/31/2013	$23.16	$31.59	157,388
01/01/2014 to 12/31/2014	$31.59	$33.27	133,833
01/01/2015 to 12/31/2015	$33.27	$30.89	110,086
01/01/2016 to 12/31/2016	$30.89	$37.73	98,235
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$10.15	$10.46	811,956
01/01/2008 to 12/31/2008	$10.46	$10.54	4,924,789
01/01/2009 to 12/31/2009	$10.54	$10.38	6,589,463
01/01/2010 to 12/31/2010	$10.38	$10.20	3,952,695
01/01/2011 to 12/31/2011	$10.20	$10.02	3,134,616
01/01/2012 to 12/31/2012	$10.02	$9.85	2,455,891
01/01/2013 to 12/31/2013	$9.85	$9.67	1,802,602
01/01/2014 to 12/31/2014	$9.67	$9.50	1,296,519
01/01/2015 to 12/31/2015	$9.50	$9.34	1,151,161
01/01/2016 to 12/31/2016	$9.34	$9.18	841,993
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$14.42	$14.51	102,028
01/01/2008 to 12/31/2008	$14.51	$10.62	140,984
01/01/2009 to 12/31/2009	$10.62	$14.14	428,488
01/01/2010 to 12/31/2010	$14.14	$15.77	372,390
01/01/2011 to 12/31/2011	$15.77	$15.99	364,824
01/01/2012 to 12/31/2012	$15.99	$17.88	373,793
01/01/2013 to 12/31/2013	$17.88	$18.83	284,857
01/01/2014 to 12/31/2014	$18.83	$18.98	193,814
01/01/2015 to 12/31/2015	$18.98	$17.98	124,285
01/01/2016 to 12/31/2016	$17.98	$20.39	136,303
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.11	$15.35	215,386
01/01/2008 to 12/31/2008	$15.35	$8.83	276,477
01/01/2009 to 12/31/2009	$8.83	$10.36	346,012
01/01/2010 to 12/31/2010	$10.36	$11.52	329,940
01/01/2011 to 12/31/2011	$11.52	$10.84	425,797
01/01/2012 to 12/31/2012	$10.84	$12.45	310,531
01/01/2013 to 12/31/2013	$12.45	$17.11	379,818
01/01/2014 to 12/31/2014	$17.11	$19.12	413,328
01/01/2015 to 12/31/2015	$19.12	$17.31	275,746
01/01/2016 to 12/31/2016	$17.31	$20.39	279,784

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$20.78	$24.30	405,608
01/01/2008 to 12/31/2008	$24.30	$11.88	279,897
01/01/2009 to 12/31/2009	$11.88	$15.80	487,491
01/01/2010 to 12/31/2010	$15.80	$17.77	425,028
01/01/2011 to 12/31/2011	$17.77	$15.20	278,398
01/01/2012 to 12/31/2012	$15.20	$17.98	225,134
01/01/2013 to 12/31/2013	$17.98	$21.03	314,013
01/01/2014 to 12/31/2014	$21.03	$19.52	326,012
01/01/2015 to 12/31/2015	$19.52	$19.78	473,313
01/01/2016 to 12/31/2016	$19.78	$18.70	457,159
AST International Value Portfolio
01/01/2007 to 12/31/2007	$21.44	$24.81	181,170
01/01/2008 to 12/31/2008	$24.81	$13.65	149,062
01/01/2009 to 12/31/2009	$13.65	$17.50	230,878
01/01/2010 to 12/31/2010	$17.50	$19.10	223,400
01/01/2011 to 12/31/2011	$19.10	$16.41	166,971
01/01/2012 to 12/31/2012	$16.41	$18.81	154,255
01/01/2013 to 12/31/2013	$18.81	$22.08	154,201
01/01/2014 to 12/31/2014	$22.08	$20.24	152,233
01/01/2015 to 12/31/2015	$20.24	$20.05	141,426
01/01/2016 to 12/31/2016	$20.05	$19.81	140,840
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.72	12,969,535
01/01/2009 to 12/31/2009	$10.72	$11.73	3,153,640
01/01/2010 to 12/31/2010	$11.73	$12.77	1,201,858
01/01/2011 to 12/31/2011	$12.77	$14.10	12,727,050
01/01/2012 to 12/31/2012	$14.10	$15.16	6,086,607
01/01/2013 to 12/31/2013	$15.16	$14.42	3,120,079
01/01/2014 to 12/31/2014	$14.42	$15.12	2,872,842
01/01/2015 to 12/31/2015	$15.12	$15.03	6,043,619
01/01/2016 to 12/31/2016	$15.03	$15.39	6,788,255
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.94	863,227
01/01/2009 to 12/31/2009	$6.94	$8.63	2,307,480
01/01/2010 to 12/31/2010	$8.63	$9.65	2,099,781
01/01/2011 to 12/31/2011	$9.65	$9.43	1,614,883
01/01/2012 to 12/31/2012	$9.43	$10.52	1,676,781
01/01/2013 to 12/31/2013	$10.52	$12.02	1,947,729
01/01/2014 to 12/31/2014	$12.02	$12.56	1,729,141
01/01/2015 to 12/31/2015	$12.56	$12.21	1,553,113
01/01/2016 to 12/31/2016	$12.21	$12.63	1,344,530

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$19.34	$20.80	141,032
01/01/2008 to 12/31/2008	$20.80	$11.98	113,373
01/01/2009 to 12/31/2009	$11.98	$15.99	221,273
01/01/2010 to 12/31/2010	$15.99	$16.84	185,707
01/01/2011 to 12/31/2011	$16.84	$15.03	114,544
01/01/2012 to 12/31/2012	$15.03	$18.00	173,844
01/01/2013 to 12/31/2013	$18.00	$20.40	175,509
01/01/2014 to 12/31/2014	$20.40	$18.77	156,627
01/01/2015 to 12/31/2015	$18.77	$17.92	171,675
01/01/2016 to 12/31/2016	$17.92	$17.95	137,075
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$14.61	$14.64	114,901
01/01/2008 to 12/31/2008	$14.64	$11.85	3,160,598
01/01/2009 to 12/31/2009	$11.85	$14.20	5,395,477
01/01/2010 to 12/31/2010	$14.20	$14.97	4,994,247
01/01/2011 to 12/31/2011	$14.97	$14.75	3,977,587
01/01/2012 to 12/31/2012	$14.75	$16.04	3,829,637
01/01/2013 to 12/31/2013	$16.04	$17.50	3,462,249
01/01/2014 to 12/31/2014	$17.50	$18.13	3,177,278
01/01/2015 to 12/31/2015	$18.13	$17.78	2,824,592
01/01/2016 to 12/31/2016	$17.78	$18.14	2,384,308
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	791
01/01/2010 to 12/31/2010	$10.29	$11.25	753
01/01/2011 to 12/31/2011	$11.25	$11.13	4,670
01/01/2012 to 12/31/2012	$11.13	$12.60	18,242
01/01/2013 to 12/31/2013	$12.60	$16.89	9,071
01/01/2014 to 12/31/2014	$16.89	$18.17	7,488
01/01/2015 to 12/31/2015	$18.17	$19.75	6,345
01/01/2016 to 12/31/2016	$19.75	$19.12	3,338
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.48	$17.49	862,699
01/01/2008 to 12/31/2008	$17.49	$9.68	585,331
01/01/2009 to 12/31/2009	$9.68	$12.34	888,567
01/01/2010 to 12/31/2010	$12.34	$14.52	935,347
01/01/2011 to 12/31/2011	$14.52	$14.13	601,374
01/01/2012 to 12/31/2012	$14.13	$15.59	530,840
01/01/2013 to 12/31/2013	$15.59	$20.93	528,924
01/01/2014 to 12/31/2014	$20.93	$22.74	586,879
01/01/2015 to 12/31/2015	$22.74	$24.59	849,112
01/01/2016 to 12/31/2016	$24.59	$25.51	801,880

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.51	$14.08	211,644
01/01/2008 to 12/31/2008	$14.08	$10.62	187,186
01/01/2009 to 12/31/2009	$10.62	$14.04	462,990
01/01/2010 to 12/31/2010	$14.04	$15.65	363,535
01/01/2011 to 12/31/2011	$15.65	$16.94	802,019
01/01/2012 to 12/31/2012	$16.94	$17.63	499,905
01/01/2013 to 12/31/2013	$17.63	$16.97	370,452
01/01/2014 to 12/31/2014	$16.97	$17.74	381,932
01/01/2015 to 12/31/2015	$17.74	$17.33	603,736
01/01/2016 to 12/31/2016	$17.33	$17.47	551,661
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$18.51	$19.90	42,357
01/01/2008 to 12/31/2008	$19.90	$12.90	29,392
01/01/2009 to 12/31/2009	$12.90	$16.67	102,445
01/01/2010 to 12/31/2010	$16.67	$18.35	118,460
01/01/2011 to 12/31/2011	$18.35	$17.47	117,512
01/01/2012 to 12/31/2012	$17.47	$21.12	124,134
01/01/2013 to 12/31/2013	$21.12	$26.49	154,845
01/01/2014 to 12/31/2014	$26.49	$26.97	125,007
01/01/2015 to 12/31/2015	$26.97	$26.11	149,136
01/01/2016 to 12/31/2016	$26.11	$27.48	123,010
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$14.00	$15.83	46,783
01/01/2008 to 12/31/2008	$15.83	$9.90	101,558
01/01/2009 to 12/31/2009	$9.90	$12.10	319,640
01/01/2010 to 12/31/2010	$12.10	$13.40	285,466
01/01/2011 to 12/31/2011	$13.40	$13.09	256,621
01/01/2012 to 12/31/2012	$13.09	$15.06	275,009
01/01/2013 to 12/31/2013	$15.06	$20.23	302,283
01/01/2014 to 12/31/2014	$20.23	$21.60	310,671
01/01/2015 to 12/31/2015	$21.60	$22.76	252,986
01/01/2016 to 12/31/2016	$22.76	$22.79	271,152
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.19	0
01/01/2013 to 12/31/2013	$10.19	$13.47	21,063
01/01/2014 to 12/31/2014	$13.47	$14.59	25,568
01/01/2015 to 12/31/2015	$14.59	$14.23	166,564
01/01/2016 to 12/31/2016	$14.23	$15.86	152,994
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	109,152
01/01/2012 to 12/31/2012	$10.07	$10.37	126,809
01/01/2013 to 12/31/2013	$10.37	$9.90	157,029
01/01/2014 to 12/31/2014	$9.90	$10.23	187,975
01/01/2015 to 10/16/2015	$10.23	$10.20	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$17.39	$20.88	230,717
01/01/2008 to 12/31/2008	$20.88	$11.65	166,699
01/01/2009 to 12/31/2009	$11.65	$14.86	194,357
01/01/2010 to 12/31/2010	$14.86	$18.79	265,825
01/01/2011 to 12/31/2011	$18.79	$18.77	159,187
01/01/2012 to 12/31/2012	$18.77	$20.73	170,702
01/01/2013 to 12/31/2013	$20.73	$27.01	217,953
01/01/2014 to 12/31/2014	$27.01	$28.64	184,093
01/01/2015 to 10/16/2015	$28.64	$29.34	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.81	$18.44	40,312
01/01/2008 to 12/31/2008	$18.44	$10.41	40,300
01/01/2009 to 12/31/2009	$10.41	$12.54	83,604
01/01/2010 to 12/31/2010	$12.54	$14.82	106,919
01/01/2011 to 04/29/2011	$14.82	$16.61	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.33	$19.59	243,039
01/01/2008 to 12/31/2008	$19.59	$11.11	126,789
01/01/2009 to 12/31/2009	$11.11	$15.36	175,659
01/01/2010 to 12/31/2010	$15.36	$18.62	179,576
01/01/2011 to 12/31/2011	$18.62	$17.84	124,275
01/01/2012 to 12/31/2012	$17.84	$20.53	124,963
01/01/2013 to 12/31/2013	$20.53	$28.65	168,627
01/01/2014 to 12/31/2014	$28.65	$32.16	158,533
01/01/2015 to 12/31/2015	$32.16	$29.81	177,875
01/01/2016 to 12/31/2016	$29.81	$34.63	193,618
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	463,129
01/01/2013 to 12/31/2013	$10.32	$12.05	472,377
01/01/2014 to 12/31/2014	$12.05	$12.45	452,235
01/01/2015 to 12/31/2015	$12.45	$12.08	486,795
01/01/2016 to 12/31/2016	$12.08	$12.38	452,038
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.57	41,994
01/01/2009 to 12/31/2009	$5.57	$9.11	411,638
01/01/2010 to 12/31/2010	$9.11	$10.95	575,179
01/01/2011 to 12/31/2011	$10.95	$8.58	282,385
01/01/2012 to 12/31/2012	$8.58	$9.94	278,402
01/01/2013 to 12/31/2013	$9.94	$9.79	308,384
01/01/2014 to 12/31/2014	$9.79	$9.16	281,538
01/01/2015 to 12/31/2015	$9.16	$7.50	208,673
01/01/2016 to 12/31/2016	$7.50	$8.28	168,029

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.65	$11.37	254,722
01/01/2008 to 12/31/2008	$11.37	$9.00	5,689,527
01/01/2009 to 12/31/2009	$9.00	$10.61	8,876,053
01/01/2010 to 12/31/2010	$10.61	$11.52	8,285,111
01/01/2011 to 12/31/2011	$11.52	$11.44	9,292,075
01/01/2012 to 12/31/2012	$11.44	$12.40	7,824,702
01/01/2013 to 12/31/2013	$12.40	$13.31	6,555,353
01/01/2014 to 12/31/2014	$13.31	$13.83	5,989,981
01/01/2015 to 12/31/2015	$13.83	$13.61	5,625,965
01/01/2016 to 12/31/2016	$13.61	$14.11	5,238,577
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	68,332
01/01/2012 to 12/31/2012	$10.07	$10.60	127,200
01/01/2013 to 12/31/2013	$10.60	$10.17	131,237
01/01/2014 to 12/31/2014	$10.17	$10.60	254,998
01/01/2015 to 12/31/2015	$10.60	$10.38	282,766
01/01/2016 to 12/31/2016	$10.38	$10.63	236,361
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.47	$11.46	699,843
01/01/2008 to 12/31/2008	$11.46	$6.68	3,179,075
01/01/2009 to 12/31/2009	$6.68	$8.27	8,102,750
01/01/2010 to 12/31/2010	$8.27	$9.67	8,008,178
01/01/2011 to 12/31/2011	$9.67	$8.91	5,066,553
01/01/2012 to 12/31/2012	$8.91	$9.88	5,946,493
01/01/2013 to 12/31/2013	$9.88	$11.36	5,941,905
01/01/2014 to 12/31/2014	$11.36	$12.19	5,862,480
01/01/2015 to 12/31/2015	$12.19	$11.90	8,135,066
01/01/2016 to 12/31/2016	$11.90	$12.87	8,091,611
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.67	0
01/01/2014 to 12/31/2014	$11.67	$13.21	0
01/01/2015 to 12/31/2015	$13.21	$13.18	1,258
01/01/2016 to 12/31/2016	$13.18	$14.36	2,859
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$14.93	$14.97	103,290
01/01/2008 to 12/31/2008	$14.97	$9.01	65,761
01/01/2009 to 12/31/2009	$9.01	$10.79	83,441
01/01/2010 to 12/31/2010	$10.79	$12.19	93,648
01/01/2011 to 12/31/2011	$12.19	$12.39	80,817
01/01/2012 to 12/31/2012	$12.39	$14.47	119,164
01/01/2013 to 12/31/2013	$14.47	$18.82	96,916
01/01/2014 to 12/31/2014	$18.82	$21.68	132,779
01/01/2015 to 12/31/2015	$21.68	$21.95	128,612
01/01/2016 to 12/31/2016	$21.95	$24.77	122,940
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.89	34,097
01/01/2012 to 12/31/2012	$8.89	$9.89	34,416
01/01/2013 to 12/31/2013	$9.89	$11.89	807
01/01/2014 to 12/31/2014	$11.89	$12.44	1,920
01/01/2015 to 12/31/2015	$12.44	$12.24	17,419
01/01/2016 to 12/31/2016	$12.24	$12.79	22,923

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	0
01/01/2008 to 12/31/2008	$10.04	$7.14	1,735,291
01/01/2009 to 12/31/2009	$7.14	$8.66	3,303,858
01/01/2010 to 12/31/2010	$8.66	$9.52	3,744,133
01/01/2011 to 12/31/2011	$9.52	$9.19	2,822,961
01/01/2012 to 12/31/2012	$9.19	$9.95	3,000,554
01/01/2013 to 12/31/2013	$9.95	$11.00	2,844,187
01/01/2014 to 12/31/2014	$11.00	$11.36	2,575,009
01/01/2015 to 12/31/2015	$11.36	$11.14	2,487,132
01/01/2016 to 12/31/2016	$11.14	$11.48	2,059,418
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	2,734
01/01/2008 to 12/31/2008	$11.50	$7.32	953,185
01/01/2009 to 12/31/2009	$7.32	$9.13	2,123,301
01/01/2010 to 12/31/2010	$9.13	$10.25	2,188,086
01/01/2011 to 12/31/2011	$10.25	$9.83	1,532,830
01/01/2012 to 12/31/2012	$9.83	$11.20	1,973,979
01/01/2013 to 12/31/2013	$11.20	$12.99	2,031,121
01/01/2014 to 12/31/2014	$12.99	$13.46	1,887,026
01/01/2015 to 12/31/2015	$13.46	$13.15	3,067,819
01/01/2016 to 12/31/2016	$13.15	$13.80	2,766,233
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$13.81	$14.78	74,914
01/01/2008 to 12/31/2008	$14.78	$10.13	805,504
01/01/2009 to 12/31/2009	$10.13	$12.69	1,848,676
01/01/2010 to 12/31/2010	$12.69	$13.94	2,596,866
01/01/2011 to 12/31/2011	$13.94	$13.23	1,587,756
01/01/2012 to 12/31/2012	$13.23	$14.45	1,723,539
01/01/2013 to 12/31/2013	$14.45	$16.24	1,483,807
01/01/2014 to 12/31/2014	$16.24	$16.44	1,326,168
01/01/2015 to 10/16/2015	$16.44	$15.98	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$23.69	$25.88	191,930
01/01/2008 to 12/31/2008	$25.88	$14.22	104,149
01/01/2009 to 12/31/2009	$14.22	$18.53	232,311
01/01/2010 to 12/31/2010	$18.53	$24.13	246,378
01/01/2011 to 12/31/2011	$24.13	$20.60	210,184
01/01/2012 to 12/31/2012	$20.60	$24.30	191,077
01/01/2013 to 12/31/2013	$24.30	$33.62	181,082
01/01/2014 to 12/31/2014	$33.62	$34.67	186,288
01/01/2015 to 12/31/2015	$34.67	$34.51	195,786
01/01/2016 to 12/31/2016	$34.51	$36.52	171,551

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$13.64	$14.36	54,847
01/01/2008 to 12/31/2008	$14.36	$9.17	68,880
01/01/2009 to 12/31/2009	$9.17	$12.07	124,179
01/01/2010 to 12/31/2010	$12.07	$16.17	260,929
01/01/2011 to 12/31/2011	$16.17	$15.74	118,967
01/01/2012 to 12/31/2012	$15.74	$17.34	165,254
01/01/2013 to 12/31/2013	$17.34	$23.03	236,534
01/01/2014 to 12/31/2014	$23.03	$23.49	202,822
01/01/2015 to 12/31/2015	$23.49	$23.26	176,556
01/01/2016 to 12/31/2016	$23.26	$25.62	149,980
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.02	$17.64	267,468
01/01/2008 to 12/31/2008	$17.64	$12.18	207,810
01/01/2009 to 12/31/2009	$12.18	$15.20	346,090
01/01/2010 to 12/31/2010	$15.20	$18.81	370,330
01/01/2011 to 12/31/2011	$18.81	$17.38	308,621
01/01/2012 to 12/31/2012	$17.38	$20.17	230,213
01/01/2013 to 12/31/2013	$20.17	$27.23	221,981
01/01/2014 to 12/31/2014	$27.23	$28.17	202,133
01/01/2015 to 12/31/2015	$28.17	$26.48	259,454
01/01/2016 to 12/31/2016	$26.48	$33.62	242,656
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$15.08	$15.75	362,422
01/01/2008 to 12/31/2008	$15.75	$11.46	1,854,274
01/01/2009 to 12/31/2009	$11.46	$13.97	3,003,586
01/01/2010 to 12/31/2010	$13.97	$15.31	3,463,609
01/01/2011 to 12/31/2011	$15.31	$15.34	2,695,482
01/01/2012 to 12/31/2012	$15.34	$17.11	3,129,497
01/01/2013 to 12/31/2013	$17.11	$19.64	3,355,844
01/01/2014 to 12/31/2014	$19.64	$20.43	3,188,704
01/01/2015 to 12/31/2015	$20.43	$20.08	3,663,572
01/01/2016 to 12/31/2016	$20.08	$21.22	3,400,347
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$17.58	$16.66	180,532
01/01/2008 to 12/31/2008	$16.66	$9.51	162,150
01/01/2009 to 12/31/2009	$9.51	$11.57	232,439
01/01/2010 to 12/31/2010	$11.57	$12.87	263,882
01/01/2011 to 12/31/2011	$12.87	$12.44	209,831
01/01/2012 to 12/31/2012	$12.44	$14.33	234,409
01/01/2013 to 12/31/2013	$14.33	$18.26	259,454
01/01/2014 to 12/31/2014	$18.26	$19.28	269,680
01/01/2015 to 10/16/2015	$19.28	$17.86	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$14.01	$14.89	215,380
01/01/2008 to 12/31/2008	$14.89	$8.70	366,989
01/01/2009 to 12/31/2009	$8.70	$13.11	634,431
01/01/2010 to 12/31/2010	$13.11	$14.91	621,392
01/01/2011 to 12/31/2011	$14.91	$14.40	510,390
01/01/2012 to 12/31/2012	$14.40	$16.64	618,330
01/01/2013 to 12/31/2013	$16.64	$23.54	659,574
01/01/2014 to 12/31/2014	$23.54	$25.06	663,743
01/01/2015 to 12/31/2015	$25.06	$26.98	604,358
01/01/2016 to 12/31/2016	$26.98	$27.23	492,792
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$25.95	$35.82	131,729
01/01/2008 to 12/31/2008	$35.82	$17.60	116,495
01/01/2009 to 12/31/2009	$17.60	$25.83	303,259
01/01/2010 to 12/31/2010	$25.83	$30.57	357,381
01/01/2011 to 12/31/2011	$30.57	$25.55	250,885
01/01/2012 to 12/31/2012	$25.55	$26.01	225,332
01/01/2013 to 12/31/2013	$26.01	$29.49	171,665
01/01/2014 to 12/31/2014	$29.49	$26.55	181,973
01/01/2015 to 12/31/2015	$26.55	$21.06	146,095
01/01/2016 to 12/31/2016	$21.06	$25.79	131,094
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$11.96	$12.89	186,574
01/01/2008 to 12/31/2008	$12.89	$12.35	196,898
01/01/2009 to 12/31/2009	$12.35	$13.61	510,891
01/01/2010 to 12/31/2010	$13.61	$14.14	404,389
01/01/2011 to 12/31/2011	$14.14	$14.46	331,623
01/01/2012 to 12/31/2012	$14.46	$14.95	336,636
01/01/2013 to 12/31/2013	$14.95	$14.14	282,751
01/01/2014 to 12/31/2014	$14.14	$13.97	264,758
01/01/2015 to 12/31/2015	$13.97	$13.09	365,212
01/01/2016 to 12/31/2016	$13.09	$13.42	330,342
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.51	$18.40	187,126
01/01/2008 to 12/31/2008	$18.40	$11.34	124,499
01/01/2009 to 12/31/2009	$11.34	$13.17	292,701
01/01/2010 to 12/31/2010	$13.17	$14.55	285,605
01/01/2011 to 12/31/2011	$14.55	$14.23	245,098
01/01/2012 to 12/31/2012	$14.23	$15.85	280,404
01/01/2013 to 12/31/2013	$15.85	$20.97	214,589
01/01/2014 to 12/31/2014	$20.97	$20.92	156,711
01/01/2015 to 12/31/2015	$20.92	$19.31	139,425
01/01/2016 to 12/31/2016	$19.31	$20.13	137,737

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$17.66	$17.83	60,316
01/01/2008 to 12/31/2008	$17.83	$10.84	84,121
01/01/2009 to 12/31/2009	$10.84	$14.79	131,073
01/01/2010 to 12/31/2010	$14.79	$17.96	245,356
01/01/2011 to 12/31/2011	$17.96	$17.04	194,504
01/01/2012 to 12/31/2012	$17.04	$19.82	208,652
01/01/2013 to 12/31/2013	$19.82	$25.79	167,490
01/01/2014 to 12/31/2014	$25.79	$29.13	144,781
01/01/2015 to 12/31/2015	$29.13	$26.73	91,045
01/01/2016 to 12/31/2016	$26.73	$29.94	78,055
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.36	$12.23	226,300
01/01/2008 to 12/31/2008	$12.23	$6.93	308,687
01/01/2009 to 12/31/2009	$6.93	$8.74	627,433
01/01/2010 to 12/31/2010	$8.74	$9.85	494,408
01/01/2011 to 12/31/2011	$9.85	$9.34	549,724
01/01/2012 to 12/31/2012	$9.34	$10.19	573,378
01/01/2013 to 12/31/2013	$10.19	$12.06	1,015,167
01/01/2014 to 12/31/2014	$12.06	$12.50	870,202
01/01/2015 to 12/31/2015	$12.50	$12.21	795,843
01/01/2016 to 12/31/2016	$12.21	$12.78	715,823
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	50,212
01/01/2008 to 12/31/2008	$9.98	$9.29	827,581
01/01/2009 to 12/31/2009	$9.29	$10.19	1,709,734
01/01/2010 to 12/31/2010	$10.19	$10.79	1,705,804
01/01/2011 to 12/31/2011	$10.79	$11.24	1,440,916
01/01/2012 to 12/31/2012	$11.24	$11.92	1,487,081
01/01/2013 to 12/31/2013	$11.92	$11.53	1,542,429
01/01/2014 to 12/31/2014	$11.53	$12.15	1,616,819
01/01/2015 to 12/31/2015	$12.15	$12.08	1,462,502
01/01/2016 to 12/31/2016	$12.08	$12.48	1,362,398
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.47	$13.60	54,450
01/01/2008 to 12/31/2008	$13.60	$7.87	45,694
01/01/2009 to 12/31/2009	$7.87	$10.81	46,512
01/01/2010 to 07/16/2010	$10.81	$10.58	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$16.88	$19.07	42,612
01/01/2008 to 12/31/2008	$19.07	$10.96	34,306
01/01/2009 to 12/31/2009	$10.96	$12.49	38,920
01/01/2010 to 07/16/2010	$12.49	$11.86	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$14.81	$16.29	6,353
01/01/2008 to 12/31/2008	$16.29	$11.65	5,197
01/01/2009 to 12/31/2009	$11.65	$16.48	23,777
01/01/2010 to 07/16/2010	$16.48	$15.39	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.11	13,357
01/01/2009 to 12/31/2009	$6.11	$7.73	25,448
01/01/2010 to 12/31/2010	$7.73	$9.04	16,066
01/01/2011 to 12/31/2011	$9.04	$7.91	12,763
01/01/2012 to 12/31/2012	$7.91	$8.85	19,944
01/01/2013 to 12/31/2013	$8.85	$11.40	17,886
01/01/2014 to 04/25/2014	$11.40	$11.74	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.64	2,458,339
01/01/2009 to 12/31/2009	$6.64	$8.48	5,009,139
01/01/2010 to 12/31/2010	$8.48	$9.19	4,904,811
01/01/2011 to 12/31/2011	$9.19	$8.88	3,519,423
01/01/2012 to 09/21/2012	$8.88	$9.94	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$23.38	$26.03	83,658
01/01/2008 to 12/31/2008	$26.03	$14.63	54,496
01/01/2009 to 12/31/2009	$14.63	$20.28	45,909
01/01/2010 to 12/31/2010	$20.28	$21.86	41,451
01/01/2011 to 12/31/2011	$21.86	$19.87	38,477
01/01/2012 to 12/31/2012	$19.87	$24.48	27,454
01/01/2013 to 12/31/2013	$24.48	$27.50	23,137
01/01/2014 to 04/25/2014	$27.50	$26.90	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.16	11,147
01/01/2012 to 04/27/2012	$8.16	$9.25	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	22,541
01/01/2012 to 12/31/2012	$9.12	$10.63	19,661
01/01/2013 to 12/31/2013	$10.63	$13.69	19,004
01/01/2014 to 12/31/2014	$13.69	$15.17	15,796
01/01/2015 to 12/31/2015	$15.17	$15.22	13,055
01/01/2016 to 12/31/2016	$15.22	$17.17	10,497
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$18.16	$20.02	6,257
01/01/2008 to 12/31/2008	$20.02	$10.21	11,493
01/01/2009 to 12/31/2009	$10.21	$14.29	10,055
01/01/2010 to 12/31/2010	$14.29	$17.39	8,468
01/01/2011 to 04/29/2011	$17.39	$19.36	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$16.06	$12.27	13,057
01/01/2008 to 12/31/2008	$12.27	$4.89	27,302
01/01/2009 to 12/31/2009	$4.89	$6.12	46,084
01/01/2010 to 12/31/2010	$6.12	$6.63	34,698
01/01/2011 to 04/29/2011	$6.63	$7.00	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$13.87	$15.24	16,121
01/01/2008 to 12/31/2008	$15.24	$10.69	20,679
01/01/2009 to 12/31/2009	$10.69	$13.41	22,802
01/01/2010 to 12/31/2010	$13.41	$13.87	21,332
01/01/2011 to 12/31/2011	$13.87	$14.17	20,251
01/01/2012 to 12/31/2012	$14.17	$16.83	13,718
01/01/2013 to 12/31/2013	$16.83	$23.24	21,230
01/01/2014 to 12/31/2014	$23.24	$27.32	22,948
01/01/2015 to 12/31/2015	$27.32	$27.69	9,230
01/01/2016 to 12/31/2016	$27.69	$24.09	6,781
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.76	4,386
01/01/2013 to 12/31/2013	$9.76	$13.14	2,175
01/01/2014 to 12/31/2014	$13.14	$13.95	11,038
01/01/2015 to 12/31/2015	$13.95	$13.87	12,670
01/01/2016 to 12/31/2016	$13.87	$13.73	12,127
Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.22	9,377
01/01/2009 to 12/31/2009	$6.22	$9.61	13,037
01/01/2010 to 12/31/2010	$9.61	$11.46	11,371
01/01/2011 to 12/31/2011	$11.46	$10.69	5,242
01/01/2012 to 12/31/2012	$10.69	$11.68	4,697
01/01/2013 to 12/31/2013	$11.68	$14.37	5,557
01/01/2014 to 12/31/2014	$14.37	$15.67	8,562
01/01/2015 to 12/31/2015	$15.67	$16.45	8,708
01/01/2016 to 12/31/2016	$16.45	$16.04	3,922
NASDAQ Target 15 Portfolio
06/30/2008* to 12/31/2008	$9.89	$5.97	5,319
01/01/2009 to 12/31/2009	$5.97	$6.85	1,708
01/01/2010 to 12/31/2010	$6.85	$8.78	2,439
01/01/2011 to 12/31/2011	$8.78	$8.74	2,622
01/01/2012 to 12/31/2012	$8.74	$9.70	2,070
01/01/2013 to 12/31/2013	$9.70	$14.18	13,686
01/01/2014 to 04/25/2014	$14.18	$14.13	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$31.35	$44.19	82,928
01/01/2008 to 12/31/2008	$44.19	$18.30	47,859
01/01/2009 to 12/31/2009	$18.30	$29.16	74,449
01/01/2010 to 12/31/2010	$29.16	$33.28	57,941
01/01/2011 to 12/31/2011	$33.28	$25.37	40,811
01/01/2012 to 12/31/2012	$25.37	$29.11	24,448
01/01/2013 to 12/31/2013	$29.11	$28.61	14,418
01/01/2014 to 12/31/2014	$28.61	$26.46	11,003
01/01/2015 to 12/31/2015	$26.46	$21.76	6,514
01/01/2016 to 08/05/2016	$21.76	$23.82	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.73	9,863

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$25.11	$36.44	40,496
01/01/2008 to 12/31/2008	$36.44	$17.61	26,068
01/01/2009 to 12/31/2009	$17.61	$26.67	25,211
01/01/2010 to 12/31/2010	$26.67	$29.85	22,663
01/01/2011 to 12/31/2011	$29.85	$21.41	21,123
01/01/2012 to 12/31/2012	$21.41	$24.29	4,204
01/01/2013 to 12/31/2013	$24.29	$27.44	2,273
01/01/2014 to 12/31/2014	$27.44	$26.54	701
01/01/2015 to 12/31/2015	$26.54	$23.63	456
01/01/2016 to 12/31/2016	$23.63	$23.36	10
ProFund VP Banks
01/01/2007 to 12/31/2007	$15.74	$11.25	9,903
01/01/2008 to 12/31/2008	$11.25	$5.86	9,087
01/01/2009 to 12/31/2009	$5.86	$5.52	7,785
01/01/2010 to 12/31/2010	$5.52	$5.87	7,079
01/01/2011 to 12/31/2011	$5.87	$4.23	6,309
01/01/2012 to 12/31/2012	$4.23	$5.54	6,360
01/01/2013 to 12/31/2013	$5.54	$7.26	1,827
01/01/2014 to 12/31/2014	$7.26	$7.88	326
01/01/2015 to 12/31/2015	$7.88	$7.71	0
01/01/2016 to 12/31/2016	$7.71	$9.33	0
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$16.53	$21.23	37,846
01/01/2008 to 12/31/2008	$21.23	$10.13	18,904
01/01/2009 to 12/31/2009	$10.13	$16.17	23,669
01/01/2010 to 12/31/2010	$16.17	$20.60	21,160
01/01/2011 to 12/31/2011	$20.60	$16.97	18,100
01/01/2012 to 12/31/2012	$16.97	$18.09	6,411
01/01/2013 to 12/31/2013	$18.09	$21.05	2,448
01/01/2014 to 12/31/2014	$21.05	$21.03	1,682
01/01/2015 to 12/31/2015	$21.03	$17.78	224
01/01/2016 to 12/31/2016	$17.78	$20.70	13
ProFund VP Bear
01/01/2007 to 12/31/2007	$5.83	$5.76	23,981
01/01/2008 to 12/31/2008	$5.76	$7.92	26,353
01/01/2009 to 12/31/2009	$7.92	$5.61	96,637
01/01/2010 to 12/31/2010	$5.61	$4.53	69,378
01/01/2011 to 12/31/2011	$4.53	$4.06	26,138
01/01/2012 to 12/31/2012	$4.06	$3.32	13,812
01/01/2013 to 12/31/2013	$3.32	$2.40	25,213
01/01/2014 to 12/31/2014	$2.40	$2.02	17,297
01/01/2015 to 12/31/2015	$2.02	$1.89	0
01/01/2016 to 12/31/2016	$1.89	$1.61	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2007 to 12/31/2007	$14.50	$14.75	13,614
01/01/2008 to 12/31/2008	$14.75	$9.03	3,827
01/01/2009 to 12/31/2009	$9.03	$11.04	22,173
01/01/2010 to 12/31/2010	$11.04	$12.21	23,934
01/01/2011 to 12/31/2011	$12.21	$11.99	12,535
01/01/2012 to 12/31/2012	$11.99	$13.42	6,695
01/01/2013 to 12/31/2013	$13.42	$17.11	4,119
01/01/2014 to 12/31/2014	$17.11	$18.74	1,402
01/01/2015 to 12/31/2015	$18.74	$18.33	0
01/01/2016 to 12/31/2016	$18.33	$19.74	0
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$13.40	$14.17	13,056
01/01/2008 to 12/31/2008	$14.17	$10.20	721
01/01/2009 to 12/31/2009	$10.20	$12.18	360
01/01/2010 to 12/31/2010	$12.18	$14.05	316
01/01/2011 to 12/31/2011	$14.05	$14.76	233
01/01/2012 to 12/31/2012	$14.76	$16.08	57
01/01/2013 to 12/31/2013	$16.08	$20.29	39
01/01/2014 to 12/31/2014	$20.29	$21.98	647
01/01/2015 to 12/31/2015	$21.98	$22.49	0
01/01/2016 to 12/31/2016	$22.49	$22.88	167
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$12.73	$11.47	4,292
01/01/2008 to 12/31/2008	$11.47	$7.73	24
01/01/2009 to 12/31/2009	$7.73	$9.94	92
01/01/2010 to 12/31/2010	$9.94	$11.85	166
01/01/2011 to 12/31/2011	$11.85	$12.29	32
01/01/2012 to 12/31/2012	$12.29	$14.74	1,493
01/01/2013 to 12/31/2013	$14.74	$20.25	0
01/01/2014 to 12/31/2014	$20.25	$22.38	323
01/01/2015 to 12/31/2015	$22.38	$23.02	1,374
01/01/2016 to 12/31/2016	$23.02	$23.56	1,841
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$18.21	$20.49	50,808
01/01/2008 to 12/31/2008	$20.49	$11.27	530
01/01/2009 to 12/31/2009	$11.27	$14.65	5,364
01/01/2010 to 12/31/2010	$14.65	$14.78	1,876
01/01/2011 to 12/31/2011	$14.78	$13.23	456
01/01/2012 to 12/31/2012	$13.23	$15.15	1,233
01/01/2013 to 12/31/2013	$15.15	$18.11	440
01/01/2014 to 12/31/2014	$18.11	$16.26	81
01/01/2015 to 12/31/2015	$16.26	$14.23	0
01/01/2016 to 12/31/2016	$14.23	$15.08	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2007 to 12/31/2007	$15.93	$12.66	32,506
01/01/2008 to 12/31/2008	$12.66	$6.15	30,372
01/01/2009 to 12/31/2009	$6.15	$6.95	26,282
01/01/2010 to 12/31/2010	$6.95	$7.57	26,663
01/01/2011 to 12/31/2011	$7.57	$6.41	23,480
01/01/2012 to 12/31/2012	$6.41	$7.86	5,440
01/01/2013 to 12/31/2013	$7.86	$10.20	4,002
01/01/2014 to 12/31/2014	$10.20	$11.31	2,678
01/01/2015 to 12/31/2015	$11.31	$10.95	785
01/01/2016 to 12/31/2016	$10.95	$12.41	0
ProFund VP Health Care
01/01/2007 to 12/31/2007	$11.99	$12.56	31,591
01/01/2008 to 12/31/2008	$12.56	$9.34	11,011
01/01/2009 to 12/31/2009	$9.34	$10.97	5,261
01/01/2010 to 12/31/2010	$10.97	$11.09	5,691
01/01/2011 to 12/31/2011	$11.09	$11.99	4,980
01/01/2012 to 12/31/2012	$11.99	$13.83	4,688
01/01/2013 to 12/31/2013	$13.83	$19.00	4,534
01/01/2014 to 12/31/2014	$19.00	$23.09	8,286
01/01/2015 to 12/31/2015	$23.09	$23.82	58
01/01/2016 to 12/31/2016	$23.82	$22.46	0
ProFund VP Industrials
01/01/2007 to 12/31/2007	$15.81	$17.35	5,495
01/01/2008 to 12/31/2008	$17.35	$10.15	6,402
01/01/2009 to 12/31/2009	$10.15	$12.37	5,302
01/01/2010 to 12/31/2010	$12.37	$15.04	4,514
01/01/2011 to 12/31/2011	$15.04	$14.51	3,164
01/01/2012 to 12/31/2012	$14.51	$16.51	2,687
01/01/2013 to 12/31/2013	$16.51	$22.42	2,644
01/01/2014 to 12/31/2014	$22.42	$23.26	1,047
01/01/2015 to 12/31/2015	$23.26	$22.07	1,545
01/01/2016 to 12/31/2016	$22.07	$25.49	482
ProFund VP Japan
01/01/2007 to 12/31/2007	$20.40	$18.04	25,698
01/01/2008 to 12/31/2008	$18.04	$10.48	24,340
01/01/2009 to 12/31/2009	$10.48	$11.36	21,327
01/01/2010 to 12/31/2010	$11.36	$10.44	21,933
01/01/2011 to 12/31/2011	$10.44	$8.35	23,927
01/01/2012 to 12/31/2012	$8.35	$10.09	1,350
01/01/2013 to 12/31/2013	$10.09	$14.69	226
01/01/2014 to 12/31/2014	$14.69	$14.90	199
01/01/2015 to 12/31/2015	$14.90	$15.49	0
01/01/2016 to 12/31/2016	$15.49	$15.28	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$11.02	$11.58	42,713
01/01/2008 to 12/31/2008	$11.58	$7.34	21,985
01/01/2009 to 12/31/2009	$7.34	$9.35	12,554
01/01/2010 to 12/31/2010	$9.35	$10.40	4,421
01/01/2011 to 12/31/2011	$10.40	$10.54	21,868
01/01/2012 to 12/31/2012	$10.54	$11.67	20,676
01/01/2013 to 12/31/2013	$11.67	$14.99	13,894
01/01/2014 to 12/31/2014	$14.99	$16.63	8,123
01/01/2015 to 12/31/2015	$16.63	$16.95	2,603
01/01/2016 to 12/31/2016	$16.95	$17.49	0
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.24	$12.04	31,236
01/01/2008 to 12/31/2008	$12.04	$7.04	1,074
01/01/2009 to 12/31/2009	$7.04	$8.26	2,121
01/01/2010 to 12/31/2010	$8.26	$9.17	1,385
01/01/2011 to 12/31/2011	$9.17	$8.89	668
01/01/2012 to 12/31/2012	$8.89	$10.08	882
01/01/2013 to 12/31/2013	$10.08	$12.87	932
01/01/2014 to 12/31/2014	$12.87	$13.97	1,108
01/01/2015 to 12/31/2015	$13.97	$13.07	54
01/01/2016 to 12/31/2016	$13.07	$14.83	0
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$15.04	$16.51	22,924
01/01/2008 to 12/31/2008	$16.51	$9.92	3,232
01/01/2009 to 12/31/2009	$9.92	$13.48	4,433
01/01/2010 to 12/31/2010	$13.48	$17.01	6,911
01/01/2011 to 12/31/2011	$17.01	$16.23	4,330
01/01/2012 to 12/31/2012	$16.23	$18.40	7,406
01/01/2013 to 12/31/2013	$18.40	$23.60	6,163
01/01/2014 to 12/31/2014	$23.60	$24.55	2,982
01/01/2015 to 12/31/2015	$24.55	$24.19	7
01/01/2016 to 12/31/2016	$24.19	$26.83	0
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$18.05	$17.90	9,907
01/01/2008 to 12/31/2008	$17.90	$11.20	2,323
01/01/2009 to 12/31/2009	$11.20	$14.41	2,633
01/01/2010 to 12/31/2010	$14.41	$17.05	3,219
01/01/2011 to 12/31/2011	$17.05	$16.09	1,916
01/01/2012 to 12/31/2012	$16.09	$18.43	2,006
01/01/2013 to 12/31/2013	$18.43	$23.93	2,174
01/01/2014 to 12/31/2014	$23.93	$25.91	2,018
01/01/2015 to 12/31/2015	$25.91	$23.36	2
01/01/2016 to 12/31/2016	$23.36	$28.54	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$14.68	$16.96	24,530
01/01/2008 to 12/31/2008	$16.96	$9.59	9,956
01/01/2009 to 12/31/2009	$9.59	$14.32	8,990
01/01/2010 to 12/31/2010	$14.32	$16.63	7,404
01/01/2011 to 12/31/2011	$16.63	$16.58	7,584
01/01/2012 to 12/31/2012	$16.58	$18.93	2,620
01/01/2013 to 12/31/2013	$18.93	$24.98	4,472
01/01/2014 to 12/31/2014	$24.98	$28.71	482
01/01/2015 to 12/31/2015	$28.71	$30.31	8
01/01/2016 to 12/31/2016	$30.31	$31.35	0
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$23.62	$30.75	48,835
01/01/2008 to 12/31/2008	$30.75	$19.05	70,895
01/01/2009 to 12/31/2009	$19.05	$21.61	71,285
01/01/2010 to 12/31/2010	$21.61	$25.01	73,394
01/01/2011 to 12/31/2011	$25.01	$25.12	62,469
01/01/2012 to 12/31/2012	$25.12	$25.40	13,285
01/01/2013 to 12/31/2013	$25.40	$30.96	8,641
01/01/2014 to 12/31/2014	$30.96	$27.11	3,237
01/01/2015 to 12/31/2015	$27.11	$20.41	612
01/01/2016 to 12/31/2016	$20.41	$24.90	11
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$9.28	$9.33	38,773
01/01/2008 to 12/31/2008	$9.33	$7.38	34,658
01/01/2009 to 12/31/2009	$7.38	$8.47	35,039
01/01/2010 to 12/31/2010	$8.47	$8.36	35,024
01/01/2011 to 12/31/2011	$8.36	$9.54	35,623
01/01/2012 to 12/31/2012	$9.54	$10.49	1,612
01/01/2013 to 12/31/2013	$10.49	$13.56	372
01/01/2014 to 12/31/2014	$13.56	$15.90	184
01/01/2015 to 12/31/2015	$15.90	$16.32	21
01/01/2016 to 12/31/2016	$16.32	$15.44	0
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$17.91	$21.55	67,773
01/01/2008 to 12/31/2008	$21.55	$14.66	81,304
01/01/2009 to 12/31/2009	$14.66	$19.49	80,657
01/01/2010 to 12/31/2010	$19.49	$25.46	83,168
01/01/2011 to 12/31/2011	$25.46	$20.21	75,683
01/01/2012 to 12/31/2012	$20.21	$16.97	20,936
01/01/2013 to 12/31/2013	$16.97	$10.34	22,736
01/01/2014 to 12/31/2014	$10.34	$7.74	6,067
01/01/2015 to 12/31/2015	$7.74	$5.10	1,031
01/01/2016 to 12/31/2016	$5.10	$7.81	27

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$22.78	$17.99	21,177
01/01/2008 to 12/31/2008	$17.99	$10.38	3,998
01/01/2009 to 12/31/2009	$10.38	$13.05	5,051
01/01/2010 to 12/31/2010	$13.05	$15.99	4,607
01/01/2011 to 12/31/2011	$15.99	$16.45	5,127
01/01/2012 to 12/31/2012	$16.45	$18.94	3,399
01/01/2013 to 12/31/2013	$18.94	$18.63	2,329
01/01/2014 to 12/31/2014	$18.63	$22.88	1,379
01/01/2015 to 12/31/2015	$22.88	$22.55	312
01/01/2016 to 12/31/2016	$22.55	$23.42	11
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$7.83	$7.29	21,177
01/01/2008 to 12/31/2008	$7.29	$4.45	36,576
01/01/2009 to 12/31/2009	$4.45	$5.77	72,548
01/01/2010 to 12/31/2010	$5.77	$4.76	47,075
01/01/2011 to 12/31/2011	$4.76	$2.92	26,910
01/01/2012 to 12/31/2012	$2.92	$2.67	4,822
01/01/2013 to 12/31/2013	$2.67	$3.06	1,502
01/01/2014 to 12/31/2014	$3.06	$2.10	36
01/01/2015 to 12/31/2015	$2.10	$2.03	0
01/01/2016 to 12/31/2016	$2.03	$1.89	0
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.39	$4.68	7,304
01/01/2008 to 12/31/2008	$4.68	$6.82	135,353
01/01/2009 to 12/31/2009	$6.82	$3.97	130,657
01/01/2010 to 12/31/2010	$3.97	$3.08	123,241
01/01/2011 to 12/31/2011	$3.08	$2.71	118,552
01/01/2012 to 12/31/2012	$2.71	$2.16	45,794
01/01/2013 to 12/31/2013	$2.16	$1.50	2,386
01/01/2014 to 12/31/2014	$1.50	$1.19	2,117
01/01/2015 to 12/31/2015	$1.19	$1.01	924
01/01/2016 to 12/31/2016	$1.01	$0.90	0
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$17.36	$17.75	35,990
01/01/2008 to 12/31/2008	$17.75	$11.50	23,012
01/01/2009 to 12/31/2009	$11.50	$14.26	20,571
01/01/2010 to 12/31/2010	$14.26	$17.61	23,091
01/01/2011 to 12/31/2011	$17.61	$17.53	19,854
01/01/2012 to 12/31/2012	$17.53	$19.37	1,693
01/01/2013 to 12/31/2013	$19.37	$26.72	1,452
01/01/2014 to 12/31/2014	$26.72	$26.82	1,501
01/01/2015 to 12/31/2015	$26.82	$26.66	6
01/01/2016 to 12/31/2016	$26.66	$31.50	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$18.69	$17.03	27,046
01/01/2008 to 12/31/2008	$17.03	$11.60	18,487
01/01/2009 to 12/31/2009	$11.60	$13.72	19,269
01/01/2010 to 12/31/2010	$13.72	$16.46	19,124
01/01/2011 to 12/31/2011	$16.46	$15.51	18,596
01/01/2012 to 12/31/2012	$15.51	$17.70	913
01/01/2013 to 12/31/2013	$17.70	$23.94	1,055
01/01/2014 to 12/31/2014	$23.94	$24.89	739
01/01/2015 to 12/31/2015	$24.89	$22.43	35
01/01/2016 to 12/31/2016	$22.43	$28.38	0
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$13.88	$14.78	39,533
01/01/2008 to 12/31/2008	$14.78	$9.52	5,243
01/01/2009 to 12/31/2009	$9.52	$10.04	5,648
01/01/2010 to 12/31/2010	$10.04	$11.41	7,128
01/01/2011 to 12/31/2011	$11.41	$11.42	4,717
01/01/2012 to 12/31/2012	$11.42	$13.07	4,414
01/01/2013 to 12/31/2013	$13.07	$14.39	1,264
01/01/2014 to 12/31/2014	$14.39	$14.22	780
01/01/2015 to 12/31/2015	$14.22	$14.19	24
01/01/2016 to 12/31/2016	$14.19	$16.96	0
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$10.42	$11.28	51,411
01/01/2008 to 12/31/2008	$11.28	$16.59	11,449
01/01/2009 to 12/31/2009	$16.59	$10.98	13,454
01/01/2010 to 12/31/2010	$10.98	$11.88	11,600
01/01/2011 to 12/31/2011	$11.88	$16.75	11,666
01/01/2012 to 12/31/2012	$16.75	$16.62	9,366
01/01/2013 to 12/31/2013	$16.62	$13.21	8,007
01/01/2014 to 12/31/2014	$13.21	$17.70	2,867
01/01/2015 to 12/31/2015	$17.70	$16.41	1,684
01/01/2016 to 12/31/2016	$16.41	$16.07	0
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$26.05	$27.12	19,013
01/01/2008 to 12/31/2008	$27.12	$8.66	3,657
01/01/2009 to 12/31/2009	$8.66	$14.11	18,142
01/01/2010 to 12/31/2010	$14.11	$20.75	20,846
01/01/2011 to 12/31/2011	$20.75	$17.61	3,403
01/01/2012 to 12/31/2012	$17.61	$22.92	4,909
01/01/2013 to 12/31/2013	$22.92	$38.42	1,950
01/01/2014 to 12/31/2014	$38.42	$43.54	330
01/01/2015 to 12/31/2015	$43.54	$38.86	0
01/01/2016 to 12/31/2016	$38.86	$52.66	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
01/01/2007 to 12/31/2007	$19.59	$22.28	37,173
01/01/2008 to 12/31/2008	$22.28	$15.17	12,831
01/01/2009 to 12/31/2009	$15.17	$16.51	14,528
01/01/2010 to 12/31/2010	$16.51	$17.18	9,674
01/01/2011 to 12/31/2011	$17.18	$19.84	7,775
01/01/2012 to 12/31/2012	$19.84	$19.52	5,362
01/01/2013 to 12/31/2013	$19.52	$21.73	2,482
01/01/2014 to 12/31/2014	$21.73	$26.88	2,536
01/01/2015 to 12/31/2015	$26.88	$24.72	0
01/01/2016 to 12/31/2016	$24.72	$27.95	0
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.32	$16.82	25,084
01/01/2008 to 12/31/2008	$16.82	$8.21	37,898
01/01/2009 to 12/31/2009	$8.21	$11.06	19,932
01/01/2010 to 12/31/2010	$11.06	$12.39	11,182
01/01/2011 to 12/31/2011	$12.39	$10.36	557
01/01/2012 to 12/31/2012	$10.36	$12.46	451
01/01/2013 to 12/31/2013	$12.46	$14.55	121
01/01/2014 to 12/31/2014	$14.55	$13.48	12
01/01/2015 to 12/31/2015	$13.48	$13.69	0
01/01/2016 to 12/31/2016	$13.69	$12.97	0
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$13.65	$13.98	8,719
01/01/2008 to 12/31/2008	$13.98	$9.90	7,628
01/01/2009 to 12/31/2009	$9.90	$11.06	8,587
01/01/2010 to 12/31/2010	$11.06	$12.97	9,863
01/01/2011 to 12/31/2011	$12.97	$13.83	10,795
01/01/2012 to 12/31/2012	$13.83	$14.87	7,841
01/01/2013 to 12/31/2013	$14.87	$20.78	7,270
01/01/2014 to 04/25/2014	$20.78	$20.49	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$16.72	$17.98	285,347
01/01/2008 to 12/31/2008	$17.98	$9.75	57,975
01/01/2009 to 12/31/2009	$9.75	$10.82	60,338
01/01/2010 to 12/31/2010	$10.82	$12.66	60,391
01/01/2011 to 12/31/2011	$12.66	$12.23	7,656
01/01/2012 to 12/31/2012	$12.23	$13.58	6,544
01/01/2013 to 12/31/2013	$13.58	$18.12	5,311
01/01/2014 to 04/25/2014	$18.12	$18.00	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$14.34	$14.18	27,633
01/01/2008 to 12/31/2008	$14.18	$9.96	5,473
01/01/2009 to 12/31/2009	$9.96	$11.15	3,925
01/01/2010 to 12/31/2010	$11.15	$12.79	8,226
01/01/2011 to 12/31/2011	$12.79	$13.53	16,068
01/01/2012 to 12/31/2012	$13.53	$14.72	2,726
01/01/2013 to 12/31/2013	$14.72	$18.93	2,819
01/01/2014 to 04/25/2014	$18.93	$18.63	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.32	$11.25	84,959
01/01/2008 to 12/31/2008	$11.25	$6.57	33,392
01/01/2009 to 12/31/2009	$6.57	$7.37	43,573
01/01/2010 to 12/31/2010	$7.37	$8.43	37,446
01/01/2011 to 12/31/2011	$8.43	$8.78	25,669
01/01/2012 to 12/31/2012	$8.78	$9.11	41,678
01/01/2013 to 12/31/2013	$9.11	$11.47	37,450
01/01/2014 to 04/25/2014	$11.47	$11.86	0
Value Line Target 25 Portfolio
06/30/2008* to 12/31/2008	$9.90	$4.55	5,578
01/01/2009 to 12/31/2009	$4.55	$4.78	6,045
01/01/2010 to 12/31/2010	$4.78	$6.13	6,402
01/01/2011 to 12/31/2011	$6.13	$4.54	3,015
01/01/2012 to 12/31/2012	$4.54	$5.41	5,178
01/01/2013 to 12/31/2013	$5.41	$6.98	2,345
01/01/2014 to 04/25/2014	$6.98	$7.45	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$16.34	$15.87	0
01/01/2008 to 12/31/2008	$15.87	$10.13	0
01/01/2009 to 12/31/2009	$10.13	$12.83	0
01/01/2010 to 07/16/2010	$12.83	$12.29	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$16.17	$16.33	13,391
01/01/2008 to 12/31/2008	$16.33	$10.19	10,669
01/01/2009 to 12/31/2009	$10.19	$11.70	13,252
01/01/2010 to 07/16/2010	$11.70	$11.24	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$11.87	$14.35	30,964
01/01/2011 to 12/31/2011	$14.35	$12.30	35,489
01/01/2012 to 12/31/2012	$12.30	$13.73	36,307
01/01/2013 to 12/31/2013	$13.73	$16.18	19,432
01/01/2014 to 12/31/2014	$16.18	$15.06	7,726
01/01/2015 to 12/31/2015	$15.06	$15.13	14,858
01/01/2016 to 12/31/2016	$15.13	$15.35	4,499
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.24	$13.08	14,974
01/01/2011 to 12/31/2011	$13.08	$12.58	29,389
01/01/2012 to 12/31/2012	$12.58	$14.76	25,003
01/01/2013 to 12/31/2013	$14.76	$18.90	31,328
01/01/2014 to 12/31/2014	$18.90	$20.49	22,562
01/01/2015 to 12/31/2015	$20.49	$20.02	4,920
01/01/2016 to 04/29/2016	$20.02	$20.04	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$15.39	$19.40	31,133
01/01/2011 to 12/31/2011	$19.40	$18.04	33,795
01/01/2012 to 12/31/2012	$18.04	$21.40	31,280
01/01/2013 to 12/31/2013	$21.40	$29.48	18,601
01/01/2014 to 12/31/2014	$29.48	$30.15	4,136
01/01/2015 to 12/31/2015	$30.15	$30.10	1,030
01/01/2016 to 12/31/2016	$30.10	$29.80	897

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.24	54,823
01/01/2011 to 12/31/2011	$12.24	$11.51	42,833
01/01/2012 to 12/31/2012	$11.51	$12.22	10,081
01/01/2013 to 12/31/2013	$12.22	$18.08	4,391
01/01/2014 to 12/31/2014	$18.08	$17.46	2,194
01/01/2015 to 12/31/2015	$17.46	$16.71	1,501
01/01/2016 to 12/31/2016	$16.71	$17.75	4,353
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: With LT5, HDV and EBP (2.00%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2007 to 12/31/2007	$11.32	$11.66	0
01/01/2008 to 12/31/2008	$11.66	$10.90	0
01/01/2009 to 12/31/2009	$10.90	$12.49	0
01/01/2010 to 12/31/2010	$12.49	$14.24	0
01/01/2011 to 12/31/2011	$14.24	$14.34	0
01/01/2012 to 12/31/2012	$14.34	$16.04	0
01/01/2013 to 12/31/2013	$16.04	$17.29	0
01/01/2014 to 12/31/2014	$17.29	$17.34	0
01/01/2015 to 12/31/2015	$17.34	$17.02	0
01/01/2016 to 12/31/2016	$17.02	$18.19	0
AST Academic Strategies Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.97	$11.74	8,136,541
01/01/2008 to 12/31/2008	$11.74	$7.84	9,400,328
01/01/2009 to 12/31/2009	$7.84	$9.56	11,572,243
01/01/2010 to 12/31/2010	$9.56	$10.49	9,571,229
01/01/2011 to 12/31/2011	$10.49	$10.00	7,458,449
01/01/2012 to 12/31/2012	$10.00	$11.04	6,592,715
01/01/2013 to 12/31/2013	$11.04	$11.89	4,018,651
01/01/2014 to 12/31/2014	$11.89	$12.10	2,611,367
01/01/2015 to 12/31/2015	$12.10	$11.48	1,475,038
01/01/2016 to 12/31/2016	$11.48	$11.96	987,794
AST Advanced Strategies Portfolio
01/01/2007 to 12/31/2007	$10.63	$11.41	2,559,214
01/01/2008 to 12/31/2008	$11.41	$7.85	3,903,066
01/01/2009 to 12/31/2009	$7.85	$9.70	4,089,298
01/01/2010 to 12/31/2010	$9.70	$10.81	3,661,891
01/01/2011 to 12/31/2011	$10.81	$10.61	3,108,340
01/01/2012 to 12/31/2012	$10.61	$11.82	2,860,050
01/01/2013 to 12/31/2013	$11.82	$13.50	2,262,276
01/01/2014 to 12/31/2014	$13.50	$14.04	1,616,826
01/01/2015 to 12/31/2015	$14.04	$13.86	906,797
01/01/2016 to 12/31/2016	$13.86	$14.55	692,806
AST American Century Income & Growth Portfolio
01/01/2007 to 12/31/2007	$16.18	$15.83	367,074
01/01/2008 to 12/31/2008	$15.83	$10.13	432,558
01/01/2009 to 12/31/2009	$10.13	$11.69	495,878
01/01/2010 to 12/31/2010	$11.69	$13.04	325,918
01/01/2011 to 12/31/2011	$13.04	$13.23	289,460
01/01/2012 to 05/04/2012	$13.23	$14.36	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.86	$11.61	2,790,774
01/01/2008 to 12/31/2008	$11.61	$8.11	5,528,245
01/01/2009 to 12/31/2009	$8.11	$9.80	8,798,728
01/01/2010 to 12/31/2010	$9.80	$10.79	7,024,050
01/01/2011 to 12/31/2011	$10.79	$10.44	5,182,858
01/01/2012 to 12/31/2012	$10.44	$11.51	5,035,393
01/01/2013 to 12/31/2013	$11.51	$13.27	3,262,170
01/01/2014 to 12/31/2014	$13.27	$13.86	3,023,580
01/01/2015 to 12/31/2015	$13.86	$13.64	2,076,357
01/01/2016 to 12/31/2016	$13.64	$14.21	1,450,831
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.15	64,421
01/01/2012 to 12/31/2012	$9.15	$10.03	93,865
01/01/2013 to 12/31/2013	$10.03	$10.89	102,690
01/01/2014 to 12/31/2014	$10.89	$11.20	75,915
01/01/2015 to 12/31/2015	$11.20	$10.65	48,053
01/01/2016 to 12/31/2016	$10.65	$11.16	34,470
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.47	5,721
01/01/2014 to 12/31/2014	$10.47	$10.63	20,316
01/01/2015 to 12/31/2015	$10.63	$10.45	21,782
01/01/2016 to 12/31/2016	$10.45	$10.89	17,495
AST BlackRock Low Duration Bond Portfolio
01/01/2007 to 12/31/2007	$10.35	$10.83	3,257,914
01/01/2008 to 12/31/2008	$10.83	$10.73	3,023,480
01/01/2009 to 12/31/2009	$10.73	$11.59	3,232,705
01/01/2010 to 12/31/2010	$11.59	$11.80	2,405,356
01/01/2011 to 12/31/2011	$11.80	$11.83	1,638,831
01/01/2012 to 12/31/2012	$11.83	$12.13	1,373,988
01/01/2013 to 12/31/2013	$12.13	$11.63	1,058,431
01/01/2014 to 12/31/2014	$11.63	$11.39	675,849
01/01/2015 to 12/31/2015	$11.39	$11.21	402,011
01/01/2016 to 12/31/2016	$11.21	$11.17	326,027
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2007 to 12/31/2007	$11.02	$11.70	2,256,466
01/01/2008 to 12/31/2008	$11.70	$11.21	2,546,124
01/01/2009 to 12/31/2009	$11.21	$12.80	3,707,147
01/01/2010 to 12/31/2010	$12.80	$13.51	3,188,128
01/01/2011 to 12/31/2011	$13.51	$13.66	2,557,267
01/01/2012 to 12/31/2012	$13.66	$14.64	2,510,555
01/01/2013 to 12/31/2013	$14.64	$14.08	1,426,831
01/01/2014 to 12/31/2014	$14.08	$14.38	956,377
01/01/2015 to 12/31/2015	$14.38	$13.80	628,255
01/01/2016 to 12/31/2016	$13.80	$14.09	564,139

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.28	12,905,774
01/01/2009 to 12/31/2009	$11.28	$11.01	11,423,965
01/01/2010 to 12/31/2010	$11.01	$11.80	7,372,701
01/01/2011 to 12/31/2011	$11.80	$12.31	5,770,635
01/01/2012 to 12/31/2012	$12.31	$12.42	4,016,057
01/01/2013 to 12/31/2013	$12.42	$12.14	1,984,193
01/01/2014 to 12/31/2014	$12.14	$11.88	1,658,549
01/01/2015 to 12/31/2015	$11.88	$11.61	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.36	1,335,590
01/01/2010 to 12/31/2010	$9.36	$10.14	972,743
01/01/2011 to 12/31/2011	$10.14	$10.90	747,805
01/01/2012 to 12/31/2012	$10.90	$11.12	351,286
01/01/2013 to 12/31/2013	$11.12	$10.83	158,875
01/01/2014 to 12/31/2014	$10.83	$10.66	123,038
01/01/2015 to 12/31/2015	$10.66	$10.42	1,666,488
01/01/2016 to 12/31/2016	$10.42	$10.26	0
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.74	4,566,891
01/01/2011 to 12/31/2011	$10.74	$11.73	2,577,818
01/01/2012 to 12/31/2012	$11.73	$12.08	1,131,486
01/01/2013 to 12/31/2013	$12.08	$11.60	198,554
01/01/2014 to 12/31/2014	$11.60	$11.53	83,718
01/01/2015 to 12/31/2015	$11.53	$11.31	75,558
01/01/2016 to 12/31/2016	$11.31	$11.22	1,173,463
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.01	7,376,393
01/01/2009 to 12/31/2009	$12.01	$11.06	7,133,884
01/01/2010 to 12/31/2010	$11.06	$12.05	4,327,344
01/01/2011 to 12/31/2011	$12.05	$13.41	6,924,813
01/01/2012 to 12/31/2012	$13.41	$13.90	3,795,635
01/01/2013 to 12/31/2013	$13.90	$13.19	1,425,957
01/01/2014 to 12/31/2014	$13.19	$13.27	1,181,537
01/01/2015 to 12/31/2015	$13.27	$13.11	1,033,755
01/01/2016 to 12/31/2016	$13.11	$13.06	907,969
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.08	5,692,971
01/01/2009 to 12/31/2009	$12.08	$10.93	5,213,380
01/01/2010 to 12/31/2010	$10.93	$11.93	3,978,286
01/01/2011 to 12/31/2011	$11.93	$13.55	2,040,163
01/01/2012 to 12/31/2012	$13.55	$14.06	3,068,671
01/01/2013 to 12/31/2013	$14.06	$13.11	1,918,350
01/01/2014 to 12/31/2014	$13.11	$13.40	1,315,184
01/01/2015 to 12/31/2015	$13.40	$13.27	1,173,555
01/01/2016 to 12/31/2016	$13.27	$13.20	1,053,395

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.77	239,205
01/01/2010 to 12/31/2010	$8.77	$9.61	3,501,577
01/01/2011 to 12/31/2011	$9.61	$11.18	747,648
01/01/2012 to 12/31/2012	$11.18	$11.65	52,737
01/01/2013 to 12/31/2013	$11.65	$10.67	4,576,643
01/01/2014 to 12/31/2014	$10.67	$11.10	2,846,478
01/01/2015 to 12/31/2015	$11.10	$11.05	2,440,037
01/01/2016 to 12/31/2016	$11.05	$11.04	2,073,767
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.99	6,025,992
01/01/2011 to 12/31/2011	$10.99	$12.95	3,151,015
01/01/2012 to 12/31/2012	$12.95	$13.56	495,656
01/01/2013 to 12/31/2013	$13.56	$12.35	178
01/01/2014 to 12/31/2014	$12.35	$13.04	681,896
01/01/2015 to 12/31/2015	$13.04	$13.00	667,698
01/01/2016 to 12/31/2016	$13.00	$13.00	544,327
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.00	5,394,026
01/01/2012 to 12/31/2012	$12.00	$12.44	5,525,461
01/01/2013 to 12/31/2013	$12.44	$11.01	143,428
01/01/2014 to 12/31/2014	$11.01	$11.90	105,004
01/01/2015 to 12/31/2015	$11.90	$11.91	500,607
01/01/2016 to 12/31/2016	$11.91	$11.89	367,715
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.38	3,495,509
01/01/2013 to 12/31/2013	$10.38	$9.13	9,061,699
01/01/2014 to 12/31/2014	$9.13	$10.08	3,171,548
01/01/2015 to 12/31/2015	$10.08	$10.15	804,213
01/01/2016 to 12/31/2016	$10.15	$10.13	868,254
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.73	5,845,538
01/01/2014 to 12/31/2014	$8.73	$9.81	2,864,169
01/01/2015 to 12/31/2015	$9.81	$9.88	330,756
01/01/2016 to 12/31/2016	$9.88	$9.87	262,695
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.28	1,452,253
01/01/2015 to 12/31/2015	$11.28	$11.28	5,711,311
01/01/2016 to 12/31/2016	$11.28	$11.32	9,803
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.92	1,301,671
01/01/2016 to 12/31/2016	$9.92	$9.92	3,159,041
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.86	5,814,038

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.47	10,094
01/01/2011 to 12/31/2011	$11.47	$10.58	16,315
01/01/2012 to 12/31/2012	$10.58	$11.75	53,725
01/01/2013 to 12/31/2013	$11.75	$15.13	7,547
01/01/2014 to 12/31/2014	$15.13	$16.35	13,513
01/01/2015 to 12/31/2015	$16.35	$15.26	7,026
01/01/2016 to 12/31/2016	$15.26	$17.01	11,516
AST Capital Growth Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$11.15	$11.98	8,926,725
01/01/2008 to 12/31/2008	$11.98	$7.64	11,747,755
01/01/2009 to 12/31/2009	$7.64	$9.38	14,510,164
01/01/2010 to 12/31/2010	$9.38	$10.43	11,072,168
01/01/2011 to 12/31/2011	$10.43	$9.97	8,565,131
01/01/2012 to 12/31/2012	$9.97	$11.11	8,015,346
01/01/2013 to 12/31/2013	$11.11	$13.36	5,728,326
01/01/2014 to 12/31/2014	$13.36	$14.01	4,070,987
01/01/2015 to 12/31/2015	$14.01	$13.80	2,526,243
01/01/2016 to 12/31/2016	$13.80	$14.45	1,665,378
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.63	5,878
01/01/2014 to 12/31/2014	$11.63	$12.95	14,054
01/01/2015 to 12/31/2015	$12.95	$12.23	8,697
01/01/2016 to 12/31/2016	$12.23	$13.78	17,264
AST Cohen & Steers Realty Portfolio
01/01/2007 to 12/31/2007	$28.35	$22.24	246,476
01/01/2008 to 12/31/2008	$22.24	$14.16	171,371
01/01/2009 to 12/31/2009	$14.16	$18.30	243,592
01/01/2010 to 12/31/2010	$18.30	$23.08	180,347
01/01/2011 to 12/31/2011	$23.08	$24.11	145,127
01/01/2012 to 12/31/2012	$24.11	$27.26	130,983
01/01/2013 to 12/31/2013	$27.26	$27.55	85,849
01/01/2014 to 12/31/2014	$27.55	$35.35	73,511
01/01/2015 to 12/31/2015	$35.35	$36.32	45,847
01/01/2016 to 12/31/2016	$36.32	$37.31	34,819
AST DeAm Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.77	$15.93	230,960
01/01/2008 to 07/18/2008	$15.93	$14.57	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.67	10,331
01/01/2014 to 12/31/2014	$9.67	$9.96	20,142
01/01/2015 to 12/31/2015	$9.96	$9.75	27,347
01/01/2016 to 12/31/2016	$9.75	$9.99	19,779

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	1,495
01/01/2008 to 12/31/2008	$10.00	$7.13	414,672
01/01/2009 to 12/31/2009	$7.13	$8.47	553,827
01/01/2010 to 12/31/2010	$8.47	$9.41	397,958
01/01/2011 to 12/31/2011	$9.41	$8.99	314,944
01/01/2012 to 12/31/2012	$8.99	$10.01	317,299
01/01/2013 to 12/31/2013	$10.01	$11.70	340,942
01/01/2014 to 12/31/2014	$11.70	$12.12	331,149
01/01/2015 to 10/16/2015	$12.12	$12.06	0
AST FI Pyramis® Quantitative Portfolio
01/01/2007 to 12/31/2007	$10.55	$11.22	2,818,505
01/01/2008 to 12/31/2008	$11.22	$7.21	3,325,516
01/01/2009 to 12/31/2009	$7.21	$8.75	4,130,172
01/01/2010 to 12/31/2010	$8.75	$9.80	3,649,068
01/01/2011 to 12/31/2011	$9.80	$9.46	2,869,281
01/01/2012 to 12/31/2012	$9.46	$10.26	2,767,619
01/01/2013 to 12/31/2013	$10.26	$11.54	1,831,584
01/01/2014 to 12/31/2014	$11.54	$11.66	1,198,103
01/01/2015 to 12/31/2015	$11.66	$11.54	770,282
01/01/2016 to 12/31/2016	$11.54	$11.79	575,320
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.46	143,659
01/01/2009 to 11/13/2009	$7.46	$8.32	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.72	1,030,821
01/01/2013 to 12/31/2013	$10.72	$13.08	784,792
01/01/2014 to 12/31/2014	$13.08	$13.23	734,960
01/01/2015 to 10/16/2015	$13.23	$12.64	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.79	163,154
01/01/2014 to 12/31/2014	$10.79	$10.85	188,772
01/01/2015 to 10/16/2015	$10.85	$10.32	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.10	13,392
01/01/2009 to 12/31/2009	$6.10	$8.08	51,758
01/01/2010 to 12/31/2010	$8.08	$9.52	58,659
01/01/2011 to 12/31/2011	$9.52	$8.86	42,584
01/01/2012 to 12/31/2012	$8.86	$11.01	112,200
01/01/2013 to 12/31/2013	$11.01	$11.26	55,769
01/01/2014 to 12/31/2014	$11.26	$12.57	53,136
01/01/2015 to 12/31/2015	$12.57	$12.31	40,056
01/01/2016 to 12/31/2016	$12.31	$12.17	11,552

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2007 to 12/31/2007	$12.88	$14.39	168,462
01/01/2008 to 12/31/2008	$14.39	$8.42	212,472
01/01/2009 to 12/31/2009	$8.42	$12.33	425,326
01/01/2010 to 12/31/2010	$12.33	$13.33	336,232
01/01/2011 to 12/31/2011	$13.33	$12.54	200,658
01/01/2012 to 12/31/2012	$12.54	$14.72	184,725
01/01/2013 to 12/31/2013	$14.72	$18.72	126,461
01/01/2014 to 02/07/2014	$18.72	$18.41	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$16.38	$16.87	2,485,922
01/01/2008 to 12/31/2008	$16.87	$9.81	2,137,291
01/01/2009 to 12/31/2009	$9.81	$11.46	1,934,817
01/01/2010 to 12/31/2010	$11.46	$12.67	1,584,756
01/01/2011 to 12/31/2011	$12.67	$11.73	1,058,554
01/01/2012 to 12/31/2012	$11.73	$13.76	808,644
01/01/2013 to 12/31/2013	$13.76	$18.01	620,213
01/01/2014 to 12/31/2014	$18.01	$19.97	355,650
01/01/2015 to 12/31/2015	$19.97	$18.66	278,124
01/01/2016 to 12/31/2016	$18.66	$20.40	216,152
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.53	$18.16	440,329
01/01/2008 to 12/31/2008	$18.16	$10.54	395,201
01/01/2009 to 12/31/2009	$10.54	$16.22	468,843
01/01/2010 to 12/31/2010	$16.22	$19.05	361,092
01/01/2011 to 12/31/2011	$19.05	$18.11	221,077
01/01/2012 to 12/31/2012	$18.11	$21.23	193,150
01/01/2013 to 12/31/2013	$21.23	$27.50	156,741
01/01/2014 to 12/31/2014	$27.50	$30.06	119,283
01/01/2015 to 12/31/2015	$30.06	$27.78	128,180
01/01/2016 to 12/31/2016	$27.78	$27.68	99,441
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.16	11,680
01/01/2008 to 12/31/2008	$10.16	$7.55	790,873
01/01/2009 to 12/31/2009	$7.55	$9.13	1,461,388
01/01/2010 to 12/31/2010	$9.13	$9.99	1,300,148
01/01/2011 to 12/31/2011	$9.99	$9.74	1,239,700
01/01/2012 to 12/31/2012	$9.74	$10.51	1,219,912
01/01/2013 to 12/31/2013	$10.51	$11.31	578,787
01/01/2014 to 12/31/2014	$11.31	$11.53	479,979
01/01/2015 to 12/31/2015	$11.53	$11.20	342,442
01/01/2016 to 12/31/2016	$11.20	$11.55	228,976

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.43	$18.06	0
01/01/2008 to 12/31/2008	$18.06	$12.99	37,725
01/01/2009 to 12/31/2009	$12.99	$16.14	82,090
01/01/2010 to 12/31/2010	$16.14	$20.05	140,787
01/01/2011 to 12/31/2011	$20.05	$19.91	98,811
01/01/2012 to 12/31/2012	$19.91	$22.57	73,950
01/01/2013 to 12/31/2013	$22.57	$30.71	68,974
01/01/2014 to 12/31/2014	$30.71	$32.26	59,505
01/01/2015 to 12/31/2015	$32.26	$29.88	33,289
01/01/2016 to 12/31/2016	$29.88	$36.40	23,917
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
01/01/2007 to 12/31/2007	$10.04	$10.33	4,181,059
01/01/2008 to 12/31/2008	$10.33	$10.37	11,771,343
01/01/2009 to 12/31/2009	$10.37	$10.19	5,146,624
01/01/2010 to 12/31/2010	$10.19	$9.99	2,539,883
01/01/2011 to 12/31/2011	$9.99	$9.79	2,629,487
01/01/2012 to 12/31/2012	$9.79	$9.60	1,832,190
01/01/2013 to 12/31/2013	$9.60	$9.40	1,233,947
01/01/2014 to 12/31/2014	$9.40	$9.22	1,006,675
01/01/2015 to 12/31/2015	$9.22	$9.03	754,207
01/01/2016 to 12/31/2016	$9.03	$8.85	462,011
AST High Yield Portfolio
01/01/2007 to 12/31/2007	$14.27	$14.33	558,873
01/01/2008 to 12/31/2008	$14.33	$10.45	484,068
01/01/2009 to 12/31/2009	$10.45	$13.89	1,068,071
01/01/2010 to 12/31/2010	$13.89	$15.45	868,078
01/01/2011 to 12/31/2011	$15.45	$15.62	585,430
01/01/2012 to 12/31/2012	$15.62	$17.43	550,566
01/01/2013 to 12/31/2013	$17.43	$18.31	364,818
01/01/2014 to 12/31/2014	$18.31	$18.40	187,012
01/01/2015 to 12/31/2015	$18.40	$17.39	103,179
01/01/2016 to 12/31/2016	$17.39	$19.67	113,532
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$15.94	$15.16	520,419
01/01/2008 to 12/31/2008	$15.16	$8.69	546,388
01/01/2009 to 12/31/2009	$8.69	$10.17	452,623
01/01/2010 to 12/31/2010	$10.17	$11.28	440,901
01/01/2011 to 12/31/2011	$11.28	$10.59	327,994
01/01/2012 to 12/31/2012	$10.59	$12.13	291,061
01/01/2013 to 12/31/2013	$12.13	$16.63	230,382
01/01/2014 to 12/31/2014	$16.63	$18.54	169,096
01/01/2015 to 12/31/2015	$18.54	$16.74	83,789
01/01/2016 to 12/31/2016	$16.74	$19.67	58,686

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
01/01/2007 to 12/31/2007	$20.56	$23.99	1,246,698
01/01/2008 to 12/31/2008	$23.99	$11.70	1,091,501
01/01/2009 to 12/31/2009	$11.70	$15.51	976,313
01/01/2010 to 12/31/2010	$15.51	$17.41	770,326
01/01/2011 to 12/31/2011	$17.41	$14.85	539,693
01/01/2012 to 12/31/2012	$14.85	$17.52	418,206
01/01/2013 to 12/31/2013	$17.52	$20.44	328,105
01/01/2014 to 12/31/2014	$20.44	$18.93	233,042
01/01/2015 to 12/31/2015	$18.93	$19.13	145,776
01/01/2016 to 12/31/2016	$19.13	$18.04	115,051
AST International Value Portfolio
01/01/2007 to 12/31/2007	$21.21	$24.49	415,333
01/01/2008 to 12/31/2008	$24.49	$13.44	281,138
01/01/2009 to 12/31/2009	$13.44	$17.18	292,566
01/01/2010 to 12/31/2010	$17.18	$18.71	242,130
01/01/2011 to 12/31/2011	$18.71	$16.03	186,332
01/01/2012 to 12/31/2012	$16.03	$18.33	167,981
01/01/2013 to 12/31/2013	$18.33	$21.46	133,132
01/01/2014 to 12/31/2014	$21.46	$19.62	98,999
01/01/2015 to 12/31/2015	$19.62	$19.39	66,690
01/01/2016 to 12/31/2016	$19.39	$19.11	55,806
AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.92	1,344,244
01/01/2009 to 12/31/2009	$10.92	$11.91	336,597
01/01/2010 to 12/31/2010	$11.91	$12.93	179,010
01/01/2011 to 12/31/2011	$12.93	$14.25	1,155,408
01/01/2012 to 12/31/2012	$14.25	$15.28	598,595
01/01/2013 to 12/31/2013	$15.28	$14.50	316,572
01/01/2014 to 12/31/2014	$14.50	$15.17	273,729
01/01/2015 to 12/31/2015	$15.17	$15.04	574,855
01/01/2016 to 12/31/2016	$15.04	$15.36	696,802
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	261
01/01/2008 to 12/31/2008	$10.18	$6.92	304,793
01/01/2009 to 12/31/2009	$6.92	$8.59	681,514
01/01/2010 to 12/31/2010	$8.59	$9.58	757,701
01/01/2011 to 12/31/2011	$9.58	$9.33	529,972
01/01/2012 to 12/31/2012	$9.33	$10.39	453,321
01/01/2013 to 12/31/2013	$10.39	$11.84	297,919
01/01/2014 to 12/31/2014	$11.84	$12.34	271,708
01/01/2015 to 12/31/2015	$12.34	$11.96	179,023
01/01/2016 to 12/31/2016	$11.96	$12.34	145,679

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/01/2007 to 12/31/2007	$19.14	$20.53	452,611
01/01/2008 to 12/31/2008	$20.53	$11.79	450,183
01/01/2009 to 12/31/2009	$11.79	$15.70	399,618
01/01/2010 to 12/31/2010	$15.70	$16.49	308,762
01/01/2011 to 12/31/2011	$16.49	$14.68	235,341
01/01/2012 to 12/31/2012	$14.68	$17.54	195,028
01/01/2013 to 12/31/2013	$17.54	$19.83	136,441
01/01/2014 to 12/31/2014	$19.83	$18.20	109,366
01/01/2015 to 12/31/2015	$18.20	$17.34	89,703
01/01/2016 to 12/31/2016	$17.34	$17.32	60,293
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2007 to 12/31/2007	$14.46	$14.45	457,631
01/01/2008 to 12/31/2008	$14.45	$11.66	2,616,044
01/01/2009 to 12/31/2009	$11.66	$13.95	2,748,409
01/01/2010 to 12/31/2010	$13.95	$14.67	1,894,148
01/01/2011 to 12/31/2011	$14.67	$14.41	1,406,382
01/01/2012 to 12/31/2012	$14.41	$15.63	1,377,143
01/01/2013 to 12/31/2013	$15.63	$17.01	937,207
01/01/2014 to 12/31/2014	$17.01	$17.58	817,932
01/01/2015 to 12/31/2015	$17.58	$17.20	562,943
01/01/2016 to 12/31/2016	$17.20	$17.50	369,371
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.22	9,654
01/01/2011 to 12/31/2011	$11.22	$11.07	17,491
01/01/2012 to 12/31/2012	$11.07	$12.50	16,427
01/01/2013 to 12/31/2013	$12.50	$16.71	13,267
01/01/2014 to 12/31/2014	$16.71	$17.94	8,989
01/01/2015 to 12/31/2015	$17.94	$19.45	12,482
01/01/2016 to 12/31/2016	$19.45	$18.78	4,181
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.32	$17.26	3,049,331
01/01/2008 to 12/31/2008	$17.26	$9.53	2,645,237
01/01/2009 to 12/31/2009	$9.53	$12.12	2,318,468
01/01/2010 to 12/31/2010	$12.12	$14.22	1,843,523
01/01/2011 to 12/31/2011	$14.22	$13.81	1,221,768
01/01/2012 to 12/31/2012	$13.81	$15.19	967,575
01/01/2013 to 12/31/2013	$15.19	$20.34	679,266
01/01/2014 to 12/31/2014	$20.34	$22.04	506,667
01/01/2015 to 12/31/2015	$22.04	$23.78	306,319
01/01/2016 to 12/31/2016	$23.78	$24.60	220,963

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2007 to 12/31/2007	$13.37	$13.90	1,124,709
01/01/2008 to 12/31/2008	$13.90	$10.45	916,727
01/01/2009 to 12/31/2009	$10.45	$13.79	905,623
01/01/2010 to 12/31/2010	$13.79	$15.33	647,711
01/01/2011 to 12/31/2011	$15.33	$16.55	486,011
01/01/2012 to 12/31/2012	$16.55	$17.18	404,728
01/01/2013 to 12/31/2013	$17.18	$16.50	306,658
01/01/2014 to 12/31/2014	$16.50	$17.20	240,161
01/01/2015 to 12/31/2015	$17.20	$16.76	185,550
01/01/2016 to 12/31/2016	$16.76	$16.85	116,747
AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	$18.32	$19.64	145,391
01/01/2008 to 12/31/2008	$19.64	$12.70	144,404
01/01/2009 to 12/31/2009	$12.70	$16.37	163,957
01/01/2010 to 12/31/2010	$16.37	$17.98	135,711
01/01/2011 to 12/31/2011	$17.98	$17.07	123,103
01/01/2012 to 12/31/2012	$17.07	$20.58	114,038
01/01/2013 to 12/31/2013	$20.58	$25.75	92,340
01/01/2014 to 12/31/2014	$25.75	$26.15	66,825
01/01/2015 to 12/31/2015	$26.15	$25.25	46,200
01/01/2016 to 12/31/2016	$25.25	$26.50	34,721
AST MFS Growth Portfolio
01/01/2007 to 12/31/2007	$13.85	$15.62	401,782
01/01/2008 to 12/31/2008	$15.62	$9.75	381,401
01/01/2009 to 12/31/2009	$9.75	$11.88	476,807
01/01/2010 to 12/31/2010	$11.88	$13.13	349,620
01/01/2011 to 12/31/2011	$13.13	$12.79	256,619
01/01/2012 to 12/31/2012	$12.79	$14.68	253,826
01/01/2013 to 12/31/2013	$14.68	$19.66	165,851
01/01/2014 to 12/31/2014	$19.66	$20.95	126,187
01/01/2015 to 12/31/2015	$20.95	$22.01	91,963
01/01/2016 to 12/31/2016	$22.01	$21.99	63,374
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.18	1,665
01/01/2013 to 12/31/2013	$10.18	$13.42	13,757
01/01/2014 to 12/31/2014	$13.42	$14.50	14,652
01/01/2015 to 12/31/2015	$14.50	$14.11	16,000
01/01/2016 to 12/31/2016	$14.11	$15.68	17,937
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	15,053
01/01/2012 to 12/31/2012	$10.06	$10.34	16,614
01/01/2013 to 12/31/2013	$10.34	$9.85	19,139
01/01/2014 to 12/31/2014	$9.85	$10.15	17,437
01/01/2015 to 10/16/2015	$10.15	$10.09	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$17.21	$20.61	409,243
01/01/2008 to 12/31/2008	$20.61	$11.47	217,294
01/01/2009 to 12/31/2009	$11.47	$14.59	237,239
01/01/2010 to 12/31/2010	$14.59	$18.40	222,681
01/01/2011 to 12/31/2011	$18.40	$18.34	164,934
01/01/2012 to 12/31/2012	$18.34	$20.20	121,447
01/01/2013 to 12/31/2013	$20.20	$26.25	86,682
01/01/2014 to 12/31/2014	$26.25	$27.77	74,349
01/01/2015 to 10/16/2015	$27.77	$28.39	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$15.65	$18.20	105,233
01/01/2008 to 12/31/2008	$18.20	$10.25	51,866
01/01/2009 to 12/31/2009	$10.25	$12.31	56,130
01/01/2010 to 12/31/2010	$12.31	$14.51	50,066
01/01/2011 to 04/29/2011	$14.51	$16.26	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$19.12	$19.33	859,161
01/01/2008 to 12/31/2008	$19.33	$10.94	649,182
01/01/2009 to 12/31/2009	$10.94	$15.08	559,513
01/01/2010 to 12/31/2010	$15.08	$18.24	452,422
01/01/2011 to 12/31/2011	$18.24	$17.43	306,085
01/01/2012 to 12/31/2012	$17.43	$20.01	244,921
01/01/2013 to 12/31/2013	$20.01	$27.85	194,682
01/01/2014 to 12/31/2014	$27.85	$31.18	122,116
01/01/2015 to 12/31/2015	$31.18	$28.83	79,029
01/01/2016 to 12/31/2016	$28.83	$33.41	64,964
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.30	316,890
01/01/2013 to 12/31/2013	$10.30	$12.00	267,160
01/01/2014 to 12/31/2014	$12.00	$12.37	163,687
01/01/2015 to 12/31/2015	$12.37	$11.97	121,401
01/01/2016 to 12/31/2016	$11.97	$12.24	106,579
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.56	164,951
01/01/2009 to 12/31/2009	$5.56	$9.08	483,497
01/01/2010 to 12/31/2010	$9.08	$10.88	414,743
01/01/2011 to 12/31/2011	$10.88	$8.50	236,233
01/01/2012 to 12/31/2012	$8.50	$9.83	194,466
01/01/2013 to 12/31/2013	$9.83	$9.65	108,699
01/01/2014 to 12/31/2014	$9.65	$9.01	133,920
01/01/2015 to 12/31/2015	$9.01	$7.36	91,128
01/01/2016 to 12/31/2016	$7.36	$8.10	60,489

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$10.62	$11.31	1,601,195
01/01/2008 to 12/31/2008	$11.31	$8.92	5,838,176
01/01/2009 to 12/31/2009	$8.92	$10.50	7,871,784
01/01/2010 to 12/31/2010	$10.50	$11.38	6,131,743
01/01/2011 to 12/31/2011	$11.38	$11.26	5,324,940
01/01/2012 to 12/31/2012	$11.26	$12.18	4,942,223
01/01/2013 to 12/31/2013	$12.18	$13.04	3,342,228
01/01/2014 to 12/31/2014	$13.04	$13.51	2,596,719
01/01/2015 to 12/31/2015	$13.51	$13.26	1,434,107
01/01/2016 to 12/31/2016	$13.26	$13.72	900,925
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	18,180
01/01/2012 to 12/31/2012	$10.06	$10.56	54,264
01/01/2013 to 12/31/2013	$10.56	$10.11	22,629
01/01/2014 to 12/31/2014	$10.11	$10.51	44,173
01/01/2015 to 12/31/2015	$10.51	$10.27	24,015
01/01/2016 to 12/31/2016	$10.27	$10.49	27,653
AST Prudential Growth Allocation Portfolio
01/01/2007 to 12/31/2007	$10.45	$11.41	2,784,630
01/01/2008 to 12/31/2008	$11.41	$6.63	3,618,245
01/01/2009 to 12/31/2009	$6.63	$8.19	4,957,531
01/01/2010 to 12/31/2010	$8.19	$9.55	4,347,503
01/01/2011 to 12/31/2011	$9.55	$8.78	3,235,647
01/01/2012 to 12/31/2012	$8.78	$9.71	3,010,039
01/01/2013 to 12/31/2013	$9.71	$11.14	2,032,295
01/01/2014 to 12/31/2014	$11.14	$11.92	1,586,948
01/01/2015 to 12/31/2015	$11.92	$11.61	1,571,479
01/01/2016 to 12/31/2016	$11.61	$12.53	1,187,247
AST QMA US Equity Alpha Portfolio
01/01/2007 to 12/31/2007	$14.77	$14.78	293,752
01/01/2008 to 12/31/2008	$14.78	$8.87	222,347
01/01/2009 to 12/31/2009	$8.87	$10.59	236,160
01/01/2010 to 12/31/2010	$10.59	$11.94	194,939
01/01/2011 to 12/31/2011	$11.94	$12.11	129,020
01/01/2012 to 12/31/2012	$12.11	$14.10	122,300
01/01/2013 to 12/31/2013	$14.10	$18.30	89,623
01/01/2014 to 12/31/2014	$18.30	$21.02	70,776
01/01/2015 to 12/31/2015	$21.02	$21.23	44,959
01/01/2016 to 12/31/2016	$21.23	$23.90	30,651
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.88	0
01/01/2012 to 12/31/2012	$8.88	$9.85	0
01/01/2013 to 12/31/2013	$9.85	$11.81	3,254
01/01/2014 to 12/31/2014	$11.81	$12.33	0
01/01/2015 to 12/31/2015	$12.33	$12.10	0
01/01/2016 to 12/31/2016	$12.10	$12.61	16,528

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.03	9,410
01/01/2008 to 12/31/2008	$10.03	$7.12	703,326
01/01/2009 to 12/31/2009	$7.12	$8.61	1,443,088
01/01/2010 to 12/31/2010	$8.61	$9.45	1,275,577
01/01/2011 to 12/31/2011	$9.45	$9.09	1,120,408
01/01/2012 to 12/31/2012	$9.09	$9.83	1,037,436
01/01/2013 to 12/31/2013	$9.83	$10.83	629,749
01/01/2014 to 12/31/2014	$10.83	$11.16	522,478
01/01/2015 to 12/31/2015	$11.16	$10.91	516,329
01/01/2016 to 12/31/2016	$10.91	$11.21	330,084
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	12,898
01/01/2008 to 12/31/2008	$11.50	$7.30	301,763
01/01/2009 to 12/31/2009	$7.30	$9.08	655,245
01/01/2010 to 12/31/2010	$9.08	$10.17	672,599
01/01/2011 to 12/31/2011	$10.17	$9.73	487,605
01/01/2012 to 12/31/2012	$9.73	$11.05	617,940
01/01/2013 to 12/31/2013	$11.05	$12.79	547,788
01/01/2014 to 12/31/2014	$12.79	$13.21	549,405
01/01/2015 to 12/31/2015	$13.21	$12.88	604,328
01/01/2016 to 12/31/2016	$12.88	$13.48	389,985
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2007 to 12/31/2007	$13.66	$14.58	170,010
01/01/2008 to 12/31/2008	$14.58	$9.98	451,062
01/01/2009 to 12/31/2009	$9.98	$12.46	950,616
01/01/2010 to 12/31/2010	$12.46	$13.65	1,052,972
01/01/2011 to 12/31/2011	$13.65	$12.93	834,784
01/01/2012 to 12/31/2012	$12.93	$14.08	824,352
01/01/2013 to 12/31/2013	$14.08	$15.78	455,617
01/01/2014 to 12/31/2014	$15.78	$15.94	380,251
01/01/2015 to 10/16/2015	$15.94	$15.46	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2007 to 12/31/2007	$23.44	$25.55	471,679
01/01/2008 to 12/31/2008	$25.55	$14.00	419,386
01/01/2009 to 12/31/2009	$14.00	$18.20	379,572
01/01/2010 to 12/31/2010	$18.20	$23.64	289,027
01/01/2011 to 12/31/2011	$23.64	$20.13	229,446
01/01/2012 to 12/31/2012	$20.13	$23.68	178,399
01/01/2013 to 12/31/2013	$23.68	$32.68	125,872
01/01/2014 to 12/31/2014	$32.68	$33.61	87,600
01/01/2015 to 12/31/2015	$33.61	$33.38	54,663
01/01/2016 to 12/31/2016	$33.38	$35.23	40,708

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$13.50	$14.18	168,599
01/01/2008 to 12/31/2008	$14.18	$9.03	254,074
01/01/2009 to 12/31/2009	$9.03	$11.85	247,591
01/01/2010 to 12/31/2010	$11.85	$15.84	277,723
01/01/2011 to 12/31/2011	$15.84	$15.37	121,709
01/01/2012 to 12/31/2012	$15.37	$16.90	82,745
01/01/2013 to 12/31/2013	$16.90	$22.39	87,713
01/01/2014 to 12/31/2014	$22.39	$22.78	75,036
01/01/2015 to 12/31/2015	$22.78	$22.50	52,445
01/01/2016 to 12/31/2016	$22.50	$24.71	36,168
AST Small-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.82	$17.41	986,053
01/01/2008 to 12/31/2008	$17.41	$11.99	987,703
01/01/2009 to 12/31/2009	$11.99	$14.92	848,941
01/01/2010 to 12/31/2010	$14.92	$18.43	606,356
01/01/2011 to 12/31/2011	$18.43	$16.98	406,275
01/01/2012 to 12/31/2012	$16.98	$19.66	305,529
01/01/2013 to 12/31/2013	$19.66	$26.47	245,931
01/01/2014 to 12/31/2014	$26.47	$27.31	151,655
01/01/2015 to 12/31/2015	$27.31	$25.61	105,780
01/01/2016 to 12/31/2016	$25.61	$32.43	75,128
AST T. Rowe Price Asset Allocation Portfolio
01/01/2007 to 12/31/2007	$14.92	$15.54	1,003,846
01/01/2008 to 12/31/2008	$15.54	$11.28	1,693,347
01/01/2009 to 12/31/2009	$11.28	$13.72	1,904,973
01/01/2010 to 12/31/2010	$13.72	$15.00	1,851,248
01/01/2011 to 12/31/2011	$15.00	$14.99	1,512,633
01/01/2012 to 12/31/2012	$14.99	$16.67	1,610,238
01/01/2013 to 12/31/2013	$16.67	$19.09	1,289,224
01/01/2014 to 12/31/2014	$19.09	$19.81	1,158,332
01/01/2015 to 12/31/2015	$19.81	$19.42	823,936
01/01/2016 to 12/31/2016	$19.42	$20.47	683,262
AST T. Rowe Price Equity Income Portfolio
01/01/2007 to 12/31/2007	$17.40	$16.44	422,432
01/01/2008 to 12/31/2008	$16.44	$9.36	354,139
01/01/2009 to 12/31/2009	$9.36	$11.36	348,461
01/01/2010 to 12/31/2010	$11.36	$12.61	297,828
01/01/2011 to 12/31/2011	$12.61	$12.15	247,265
01/01/2012 to 12/31/2012	$12.15	$13.97	272,127
01/01/2013 to 12/31/2013	$13.97	$17.75	190,565
01/01/2014 to 12/31/2014	$17.75	$18.69	102,123
01/01/2015 to 10/16/2015	$18.69	$17.28	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	$13.86	$14.70	670,101
01/01/2008 to 12/31/2008	$14.70	$8.56	829,518
01/01/2009 to 12/31/2009	$8.56	$12.87	803,341
01/01/2010 to 12/31/2010	$12.87	$14.61	682,794
01/01/2011 to 12/31/2011	$14.61	$14.07	500,066
01/01/2012 to 12/31/2012	$14.07	$16.21	434,920
01/01/2013 to 12/31/2013	$16.21	$22.89	359,256
01/01/2014 to 12/31/2014	$22.89	$24.30	248,872
01/01/2015 to 12/31/2015	$24.30	$26.10	171,520
01/01/2016 to 12/31/2016	$26.10	$26.27	107,192
AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	$25.68	$35.36	389,732
01/01/2008 to 12/31/2008	$35.36	$17.33	300,040
01/01/2009 to 12/31/2009	$17.33	$25.36	436,858
01/01/2010 to 12/31/2010	$25.36	$29.94	397,202
01/01/2011 to 12/31/2011	$29.94	$24.96	213,036
01/01/2012 to 12/31/2012	$24.96	$25.35	196,966
01/01/2013 to 12/31/2013	$25.35	$28.66	108,243
01/01/2014 to 12/31/2014	$28.66	$25.74	98,001
01/01/2015 to 12/31/2015	$25.74	$20.37	57,824
01/01/2016 to 12/31/2016	$20.37	$24.88	47,706
AST Templeton Global Bond Portfolio
01/01/2007 to 12/31/2007	$11.84	$12.72	851,066
01/01/2008 to 12/31/2008	$12.72	$12.16	694,965
01/01/2009 to 12/31/2009	$12.16	$13.36	671,737
01/01/2010 to 12/31/2010	$13.36	$13.85	570,160
01/01/2011 to 12/31/2011	$13.85	$14.13	482,840
01/01/2012 to 12/31/2012	$14.13	$14.57	400,966
01/01/2013 to 12/31/2013	$14.57	$13.74	286,204
01/01/2014 to 12/31/2014	$13.74	$13.54	184,636
01/01/2015 to 12/31/2015	$13.54	$12.66	118,849
01/01/2016 to 12/31/2016	$12.66	$12.95	89,930
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
01/01/2007 to 12/31/2007	$18.32	$18.16	417,115
01/01/2008 to 12/31/2008	$18.16	$11.16	374,851
01/01/2009 to 12/31/2009	$11.16	$12.93	346,113
01/01/2010 to 12/31/2010	$12.93	$14.25	297,287
01/01/2011 to 12/31/2011	$14.25	$13.90	215,671
01/01/2012 to 12/31/2012	$13.90	$15.45	198,126
01/01/2013 to 12/31/2013	$15.45	$20.38	115,677
01/01/2014 to 12/31/2014	$20.38	$20.28	90,845
01/01/2015 to 12/31/2015	$20.28	$18.67	58,811
01/01/2016 to 12/31/2016	$18.67	$19.42	44,606

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
01/01/2007 to 12/31/2007	$17.48	$17.60	135,453
01/01/2008 to 12/31/2008	$17.60	$10.67	157,691
01/01/2009 to 12/31/2009	$10.67	$14.52	148,090
01/01/2010 to 12/31/2010	$14.52	$17.59	115,520
01/01/2011 to 12/31/2011	$17.59	$16.65	81,600
01/01/2012 to 12/31/2012	$16.65	$19.32	75,966
01/01/2013 to 12/31/2013	$19.32	$25.07	51,347
01/01/2014 to 12/31/2014	$25.07	$28.24	49,307
01/01/2015 to 12/31/2015	$28.24	$25.85	28,942
01/01/2016 to 12/31/2016	$25.85	$28.88	23,135
AST Wellington Management Hedged Equity Portfolio
01/01/2007 to 12/31/2007	$11.33	$12.17	906,776
01/01/2008 to 12/31/2008	$12.17	$6.88	954,985
01/01/2009 to 12/31/2009	$6.88	$8.65	1,714,961
01/01/2010 to 12/31/2010	$8.65	$9.72	1,218,956
01/01/2011 to 12/31/2011	$9.72	$9.20	880,416
01/01/2012 to 12/31/2012	$9.20	$10.01	818,131
01/01/2013 to 12/31/2013	$10.01	$11.82	616,744
01/01/2014 to 12/31/2014	$11.82	$12.22	549,087
01/01/2015 to 12/31/2015	$12.22	$11.90	371,387
01/01/2016 to 12/31/2016	$11.90	$12.42	216,500
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	207,560
01/01/2008 to 12/31/2008	$9.98	$9.27	788,143
01/01/2009 to 12/31/2009	$9.27	$10.14	753,947
01/01/2010 to 12/31/2010	$10.14	$10.71	651,819
01/01/2011 to 12/31/2011	$10.71	$11.13	602,850
01/01/2012 to 12/31/2012	$11.13	$11.76	540,991
01/01/2013 to 12/31/2013	$11.76	$11.35	435,041
01/01/2014 to 12/31/2014	$11.35	$11.93	406,212
01/01/2015 to 12/31/2015	$11.93	$11.83	293,232
01/01/2016 to 12/31/2016	$11.83	$12.19	207,172
Evergreen VA Growth Fund
01/01/2007 to 12/31/2007	$12.42	$13.51	80,806
01/01/2008 to 12/31/2008	$13.51	$7.79	35,683
01/01/2009 to 12/31/2009	$7.79	$10.68	87,916
01/01/2010 to 07/16/2010	$10.68	$10.43	0
Evergreen VA International Equity Fund
01/01/2007 to 12/31/2007	$16.75	$18.88	219,534
01/01/2008 to 12/31/2008	$18.88	$10.82	146,290
01/01/2009 to 12/31/2009	$10.82	$12.30	139,726
01/01/2010 to 07/16/2010	$12.30	$11.66	0
Evergreen VA Omega Fund
01/01/2007 to 12/31/2007	$14.65	$16.08	15,093
01/01/2008 to 12/31/2008	$16.08	$11.47	26,469
01/01/2009 to 12/31/2009	$11.47	$16.18	38,725
01/01/2010 to 07/16/2010	$16.18	$15.09	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.10	92,210
01/01/2009 to 12/31/2009	$6.10	$7.69	197,134
01/01/2010 to 12/31/2010	$7.69	$8.97	125,709
01/01/2011 to 12/31/2011	$8.97	$7.83	56,285
01/01/2012 to 12/31/2012	$7.83	$8.74	45,724
01/01/2013 to 12/31/2013	$8.74	$11.22	31,171
01/01/2014 to 04/25/2014	$11.22	$11.56	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.63	933,984
01/01/2009 to 12/31/2009	$6.63	$8.45	1,565,724
01/01/2010 to 12/31/2010	$8.45	$9.13	1,506,231
01/01/2011 to 12/31/2011	$9.13	$8.79	1,167,563
01/01/2012 to 09/21/2012	$8.79	$9.83	0
Global Dividend Target 15 Portfolio
01/01/2007 to 12/31/2007	$17.32	$19.23	383,026
01/01/2008 to 12/31/2008	$19.23	$10.78	201,811
01/01/2009 to 12/31/2009	$10.78	$14.91	199,013
01/01/2010 to 12/31/2010	$14.91	$16.03	136,481
01/01/2011 to 12/31/2011	$16.03	$14.53	73,996
01/01/2012 to 12/31/2012	$14.53	$17.86	74,768
01/01/2013 to 12/31/2013	$17.86	$20.01	42,404
01/01/2014 to 04/25/2014	$20.01	$19.56	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.15	30,489
01/01/2012 to 04/27/2012	$8.15	$9.23	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.10	50,551
01/01/2012 to 12/31/2012	$9.10	$10.59	49,135
01/01/2013 to 12/31/2013	$10.59	$13.60	63,587
01/01/2014 to 12/31/2014	$13.60	$15.03	49,550
01/01/2015 to 12/31/2015	$15.03	$15.04	28,925
01/01/2016 to 12/31/2016	$15.04	$16.92	27,448
Invesco V.I. Dynamics Fund - Series I
01/01/2007 to 12/31/2007	$17.98	$19.76	54,429
01/01/2008 to 12/31/2008	$19.76	$10.05	37,387
01/01/2009 to 12/31/2009	$10.05	$14.04	37,634
01/01/2010 to 12/31/2010	$14.04	$17.03	38,338
01/01/2011 to 04/29/2011	$17.03	$18.95	0
Invesco V.I. Financial Services Fund - Series I
01/01/2007 to 12/31/2007	$15.89	$12.11	50,770
01/01/2008 to 12/31/2008	$12.11	$4.81	50,279
01/01/2009 to 12/31/2009	$4.81	$6.01	113,041
01/01/2010 to 12/31/2010	$6.01	$6.50	235,630
01/01/2011 to 04/29/2011	$6.50	$6.85	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2007 to 12/31/2007	$13.73	$15.05	108,427
01/01/2008 to 12/31/2008	$15.05	$10.52	187,213
01/01/2009 to 12/31/2009	$10.52	$13.17	106,387
01/01/2010 to 12/31/2010	$13.17	$13.59	86,909
01/01/2011 to 12/31/2011	$13.59	$13.84	59,858
01/01/2012 to 12/31/2012	$13.84	$16.40	62,386
01/01/2013 to 12/31/2013	$16.40	$22.59	57,219
01/01/2014 to 12/31/2014	$22.59	$26.49	28,376
01/01/2015 to 12/31/2015	$26.49	$26.78	19,178
01/01/2016 to 12/31/2016	$26.78	$23.24	10,078
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.74	23,190
01/01/2013 to 12/31/2013	$9.74	$13.08	19,843
01/01/2014 to 12/31/2014	$13.08	$13.85	16,957
01/01/2015 to 12/31/2015	$13.85	$13.74	9,162
01/01/2016 to 12/31/2016	$13.74	$13.56	5,911
Invesco V.I. Technology Fund - Series I
01/01/2008 to 12/31/2008	$9.92	$6.21	0
01/01/2009 to 12/31/2009	$6.21	$9.58	0
01/01/2010 to 12/31/2010	$9.58	$11.38	0
01/01/2011 to 12/31/2011	$11.38	$10.59	0
01/01/2012 to 12/31/2012	$10.59	$11.55	0
01/01/2013 to 12/31/2013	$11.55	$14.17	0
01/01/2014 to 12/31/2014	$14.17	$15.42	0
01/01/2015 to 12/31/2015	$15.42	$16.14	0
01/01/2016 to 12/31/2016	$16.14	$15.70	0
NASDAQ Target 15 Portfolio
06/30/2008* to 12/31/2008	$9.89	$5.96	0
01/01/2009 to 12/31/2009	$5.96	$6.83	0
01/01/2010 to 12/31/2010	$6.83	$8.72	0
01/01/2011 to 12/31/2011	$8.72	$8.66	0
01/01/2012 to 12/31/2012	$8.66	$9.59	0
01/01/2013 to 12/31/2013	$9.59	$13.99	0
01/01/2014 to 04/25/2014	$13.99	$13.92	0
NVIT Developing Markets Fund
01/01/2007 to 12/31/2007	$31.02	$43.62	484,276
01/01/2008 to 12/31/2008	$43.62	$18.01	186,988
01/01/2009 to 12/31/2009	$18.01	$28.64	356,343
01/01/2010 to 12/31/2010	$28.64	$32.60	205,732
01/01/2011 to 12/31/2011	$32.60	$24.79	123,967
01/01/2012 to 12/31/2012	$24.79	$28.37	100,395
01/01/2013 to 12/31/2013	$28.37	$27.81	71,234
01/01/2014 to 12/31/2014	$27.81	$25.66	51,097
01/01/2015 to 12/31/2015	$25.66	$21.04	33,338
01/01/2016 to 08/05/2016	$21.04	$23.00	0
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.72	59,150

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
01/01/2007 to 12/31/2007	$24.84	$35.97	247,412
01/01/2008 to 12/31/2008	$35.97	$17.33	77,238
01/01/2009 to 12/31/2009	$17.33	$26.19	127,715
01/01/2010 to 12/31/2010	$26.19	$29.24	92,346
01/01/2011 to 12/31/2011	$29.24	$20.92	44,452
01/01/2012 to 12/31/2012	$20.92	$23.67	58,039
01/01/2013 to 12/31/2013	$23.67	$26.67	33,619
01/01/2014 to 12/31/2014	$26.67	$25.73	10,797
01/01/2015 to 12/31/2015	$25.73	$22.85	8,084
01/01/2016 to 12/31/2016	$22.85	$22.54	6,601
ProFund VP Banks
01/01/2007 to 12/31/2007	$15.58	$11.10	8,235
01/01/2008 to 12/31/2008	$11.10	$5.77	117,037
01/01/2009 to 12/31/2009	$5.77	$5.42	35,987
01/01/2010 to 12/31/2010	$5.42	$5.75	23,240
01/01/2011 to 12/31/2011	$5.75	$4.13	18,162
01/01/2012 to 12/31/2012	$4.13	$5.40	28,066
01/01/2013 to 12/31/2013	$5.40	$7.06	12,913
01/01/2014 to 12/31/2014	$7.06	$7.64	8,073
01/01/2015 to 12/31/2015	$7.64	$7.45	5,996
01/01/2016 to 12/31/2016	$7.45	$9.00	17,535
ProFund VP Basic Materials
01/01/2007 to 12/31/2007	$16.36	$20.96	85,213
01/01/2008 to 12/31/2008	$20.96	$9.98	63,959
01/01/2009 to 12/31/2009	$9.98	$15.87	112,777
01/01/2010 to 12/31/2010	$15.87	$20.18	160,387
01/01/2011 to 12/31/2011	$20.18	$16.58	77,913
01/01/2012 to 12/31/2012	$16.58	$17.63	68,968
01/01/2013 to 12/31/2013	$17.63	$20.46	62,619
01/01/2014 to 12/31/2014	$20.46	$20.39	27,975
01/01/2015 to 12/31/2015	$20.39	$17.20	11,324
01/01/2016 to 12/31/2016	$17.20	$19.97	9,579
ProFund VP Bear
01/01/2007 to 12/31/2007	$5.77	$5.68	186,155
01/01/2008 to 12/31/2008	$5.68	$7.80	301,175
01/01/2009 to 12/31/2009	$7.80	$5.51	363,401
01/01/2010 to 12/31/2010	$5.51	$4.44	153,769
01/01/2011 to 12/31/2011	$4.44	$3.96	160,825
01/01/2012 to 12/31/2012	$3.96	$3.24	220,586
01/01/2013 to 12/31/2013	$3.24	$2.33	211,165
01/01/2014 to 12/31/2014	$2.33	$1.96	141,944
01/01/2015 to 12/31/2015	$1.96	$1.83	121,488
01/01/2016 to 12/31/2016	$1.83	$1.56	70,427

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2007 to 12/31/2007	$14.35	$14.56	203,530
01/01/2008 to 12/31/2008	$14.56	$8.89	363,733
01/01/2009 to 12/31/2009	$8.89	$10.84	273,451
01/01/2010 to 12/31/2010	$10.84	$11.96	323,429
01/01/2011 to 12/31/2011	$11.96	$11.72	48,635
01/01/2012 to 12/31/2012	$11.72	$13.08	42,092
01/01/2013 to 12/31/2013	$13.08	$16.63	31,063
01/01/2014 to 12/31/2014	$16.63	$18.17	21,468
01/01/2015 to 12/31/2015	$18.17	$17.72	14,157
01/01/2016 to 12/31/2016	$17.72	$19.05	12,947
ProFund VP Consumer Goods Portfolio
01/01/2007 to 12/31/2007	$13.26	$13.98	131,891
01/01/2008 to 12/31/2008	$13.98	$10.04	22,103
01/01/2009 to 12/31/2009	$10.04	$11.97	17,709
01/01/2010 to 12/31/2010	$11.97	$13.76	43,586
01/01/2011 to 12/31/2011	$13.76	$14.42	41,356
01/01/2012 to 12/31/2012	$14.42	$15.67	32,267
01/01/2013 to 12/31/2013	$15.67	$19.73	24,901
01/01/2014 to 12/31/2014	$19.73	$21.31	23,301
01/01/2015 to 12/31/2015	$21.31	$21.75	22,112
01/01/2016 to 12/31/2016	$21.75	$22.07	12,454
ProFund VP Consumer Services
01/01/2007 to 12/31/2007	$12.59	$11.32	10,149
01/01/2008 to 12/31/2008	$11.32	$7.61	9,553
01/01/2009 to 12/31/2009	$7.61	$9.76	14,506
01/01/2010 to 12/31/2010	$9.76	$11.61	120,159
01/01/2011 to 12/31/2011	$11.61	$12.00	85,233
01/01/2012 to 12/31/2012	$12.00	$14.36	61,929
01/01/2013 to 12/31/2013	$14.36	$19.69	47,944
01/01/2014 to 12/31/2014	$19.69	$21.70	18,110
01/01/2015 to 12/31/2015	$21.70	$22.26	22,870
01/01/2016 to 12/31/2016	$22.26	$22.73	11,947
ProFund VP Europe 30
01/01/2007 to 12/31/2007	$18.02	$20.23	151,796
01/01/2008 to 12/31/2008	$20.23	$11.10	48,150
01/01/2009 to 12/31/2009	$11.10	$14.39	230,637
01/01/2010 to 12/31/2010	$14.39	$14.48	236,627
01/01/2011 to 12/31/2011	$14.48	$12.93	12,682
01/01/2012 to 12/31/2012	$12.93	$14.77	80,673
01/01/2013 to 12/31/2013	$14.77	$17.60	59,074
01/01/2014 to 12/31/2014	$17.60	$15.76	18,896
01/01/2015 to 12/31/2015	$15.76	$13.77	13,798
01/01/2016 to 12/31/2016	$13.77	$14.54	16,444

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2007 to 12/31/2007	$15.76	$12.49	47,802
01/01/2008 to 12/31/2008	$12.49	$6.06	83,367
01/01/2009 to 12/31/2009	$6.06	$6.82	139,451
01/01/2010 to 12/31/2010	$6.82	$7.42	179,107
01/01/2011 to 12/31/2011	$7.42	$6.27	156,822
01/01/2012 to 12/31/2012	$6.27	$7.66	97,961
01/01/2013 to 12/31/2013	$7.66	$9.91	89,595
01/01/2014 to 12/31/2014	$9.91	$10.97	72,701
01/01/2015 to 12/31/2015	$10.97	$10.59	55,214
01/01/2016 to 12/31/2016	$10.59	$11.97	33,680
ProFund VP Health Care
01/01/2007 to 12/31/2007	$11.87	$12.39	165,073
01/01/2008 to 12/31/2008	$12.39	$9.20	69,403
01/01/2009 to 12/31/2009	$9.20	$10.77	111,461
01/01/2010 to 12/31/2010	$10.77	$10.86	91,929
01/01/2011 to 12/31/2011	$10.86	$11.72	99,313
01/01/2012 to 12/31/2012	$11.72	$13.48	79,172
01/01/2013 to 12/31/2013	$13.48	$18.46	66,559
01/01/2014 to 12/31/2014	$18.46	$22.38	51,085
01/01/2015 to 12/31/2015	$22.38	$23.04	30,864
01/01/2016 to 12/31/2016	$23.04	$21.66	19,498
ProFund VP Industrials
01/01/2007 to 12/31/2007	$15.65	$17.13	48,821
01/01/2008 to 12/31/2008	$17.13	$9.99	70,451
01/01/2009 to 12/31/2009	$9.99	$12.15	155,971
01/01/2010 to 12/31/2010	$12.15	$14.73	125,562
01/01/2011 to 12/31/2011	$14.73	$14.18	41,462
01/01/2012 to 12/31/2012	$14.18	$16.09	19,837
01/01/2013 to 12/31/2013	$16.09	$21.79	19,111
01/01/2014 to 12/31/2014	$21.79	$22.55	14,244
01/01/2015 to 12/31/2015	$22.55	$21.34	5,437
01/01/2016 to 12/31/2016	$21.34	$24.59	5,261
ProFund VP Japan
01/01/2007 to 12/31/2007	$20.19	$17.80	23,531
01/01/2008 to 12/31/2008	$17.80	$10.32	23,071
01/01/2009 to 12/31/2009	$10.32	$11.16	54,065
01/01/2010 to 12/31/2010	$11.16	$10.22	67,234
01/01/2011 to 12/31/2011	$10.22	$8.16	6,477
01/01/2012 to 12/31/2012	$8.16	$9.83	24,094
01/01/2013 to 12/31/2013	$9.83	$14.28	26,525
01/01/2014 to 12/31/2014	$14.28	$14.45	8,371
01/01/2015 to 12/31/2015	$14.45	$14.98	13,603
01/01/2016 to 12/31/2016	$14.98	$14.74	5,930

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2007 to 12/31/2007	$10.96	$11.49	181,009
01/01/2008 to 12/31/2008	$11.49	$7.26	151,967
01/01/2009 to 12/31/2009	$7.26	$9.23	268,256
01/01/2010 to 12/31/2010	$9.23	$10.24	208,930
01/01/2011 to 12/31/2011	$10.24	$10.35	179,188
01/01/2012 to 12/31/2012	$10.35	$11.43	83,338
01/01/2013 to 12/31/2013	$11.43	$14.64	64,412
01/01/2014 to 12/31/2014	$14.64	$16.20	71,155
01/01/2015 to 12/31/2015	$16.20	$16.48	35,221
01/01/2016 to 12/31/2016	$16.48	$16.96	17,837
ProFund VP Large-Cap Value
01/01/2007 to 12/31/2007	$12.17	$11.94	126,309
01/01/2008 to 12/31/2008	$11.94	$6.97	168,643
01/01/2009 to 12/31/2009	$6.97	$8.16	117,790
01/01/2010 to 12/31/2010	$8.16	$9.03	73,359
01/01/2011 to 12/31/2011	$9.03	$8.73	103,431
01/01/2012 to 12/31/2012	$8.73	$9.88	154,329
01/01/2013 to 12/31/2013	$9.88	$12.57	83,115
01/01/2014 to 12/31/2014	$12.57	$13.61	85,083
01/01/2015 to 12/31/2015	$13.61	$12.71	76,102
01/01/2016 to 12/31/2016	$12.71	$14.38	40,347
ProFund VP Mid-Cap Growth
01/01/2007 to 12/31/2007	$14.88	$16.29	86,246
01/01/2008 to 12/31/2008	$16.29	$9.77	71,315
01/01/2009 to 12/31/2009	$9.77	$13.24	140,661
01/01/2010 to 12/31/2010	$13.24	$16.67	179,903
01/01/2011 to 12/31/2011	$16.67	$15.86	112,247
01/01/2012 to 12/31/2012	$15.86	$17.93	67,404
01/01/2013 to 12/31/2013	$17.93	$22.94	51,906
01/01/2014 to 12/31/2014	$22.94	$23.80	50,231
01/01/2015 to 12/31/2015	$23.80	$23.39	14,202
01/01/2016 to 12/31/2016	$23.39	$25.88	13,542
ProFund VP Mid-Cap Value
01/01/2007 to 12/31/2007	$17.86	$17.67	72,375
01/01/2008 to 12/31/2008	$17.67	$11.03	55,909
01/01/2009 to 12/31/2009	$11.03	$14.15	40,269
01/01/2010 to 12/31/2010	$14.15	$16.70	56,607
01/01/2011 to 12/31/2011	$16.70	$15.72	57,508
01/01/2012 to 12/31/2012	$15.72	$17.96	50,061
01/01/2013 to 12/31/2013	$17.96	$23.26	30,380
01/01/2014 to 12/31/2014	$23.26	$25.12	11,310
01/01/2015 to 12/31/2015	$25.12	$22.59	11,656
01/01/2016 to 12/31/2016	$22.59	$27.53	15,660

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
01/01/2007 to 12/31/2007	$14.53	$16.74	200,264
01/01/2008 to 12/31/2008	$16.74	$9.44	61,008
01/01/2009 to 12/31/2009	$9.44	$14.06	62,232
01/01/2010 to 12/31/2010	$14.06	$16.29	46,817
01/01/2011 to 12/31/2011	$16.29	$16.20	80,834
01/01/2012 to 12/31/2012	$16.20	$18.45	71,926
01/01/2013 to 12/31/2013	$18.45	$24.28	55,633
01/01/2014 to 12/31/2014	$24.28	$27.84	39,777
01/01/2015 to 12/31/2015	$27.84	$29.32	35,573
01/01/2016 to 12/31/2016	$29.32	$30.24	10,377
ProFund VP Oil & Gas
01/01/2007 to 12/31/2007	$23.38	$30.35	124,434
01/01/2008 to 12/31/2008	$30.35	$18.75	98,316
01/01/2009 to 12/31/2009	$18.75	$21.22	166,584
01/01/2010 to 12/31/2010	$21.22	$24.49	127,926
01/01/2011 to 12/31/2011	$24.49	$24.54	81,185
01/01/2012 to 12/31/2012	$24.54	$24.75	77,337
01/01/2013 to 12/31/2013	$24.75	$30.09	36,739
01/01/2014 to 12/31/2014	$30.09	$26.29	31,569
01/01/2015 to 12/31/2015	$26.29	$19.74	26,036
01/01/2016 to 12/31/2016	$19.74	$24.02	13,719
ProFund VP Pharmaceuticals
01/01/2007 to 12/31/2007	$9.18	$9.21	43,535
01/01/2008 to 12/31/2008	$9.21	$7.26	77,480
01/01/2009 to 12/31/2009	$7.26	$8.32	76,573
01/01/2010 to 12/31/2010	$8.32	$8.19	31,433
01/01/2011 to 12/31/2011	$8.19	$9.32	76,191
01/01/2012 to 12/31/2012	$9.32	$10.22	32,931
01/01/2013 to 12/31/2013	$10.22	$13.18	20,057
01/01/2014 to 12/31/2014	$13.18	$15.42	17,475
01/01/2015 to 12/31/2015	$15.42	$15.78	19,428
01/01/2016 to 12/31/2016	$15.78	$14.89	8,289
ProFund VP Precious Metals
01/01/2007 to 12/31/2007	$17.73	$21.27	337,030
01/01/2008 to 12/31/2008	$21.27	$14.43	213,223
01/01/2009 to 12/31/2009	$14.43	$19.14	162,633
01/01/2010 to 12/31/2010	$19.14	$24.94	128,642
01/01/2011 to 12/31/2011	$24.94	$19.74	82,842
01/01/2012 to 12/31/2012	$19.74	$16.53	58,494
01/01/2013 to 12/31/2013	$16.53	$10.05	40,196
01/01/2014 to 12/31/2014	$10.05	$7.50	44,206
01/01/2015 to 12/31/2015	$7.50	$4.94	28,981
01/01/2016 to 12/31/2016	$4.94	$7.54	18,069

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
01/01/2007 to 12/31/2007	$22.55	$17.76	46,436
01/01/2008 to 12/31/2008	$17.76	$10.22	54,131
01/01/2009 to 12/31/2009	$10.22	$12.81	62,044
01/01/2010 to 12/31/2010	$12.81	$15.66	49,229
01/01/2011 to 12/31/2011	$15.66	$16.07	27,887
01/01/2012 to 12/31/2012	$16.07	$18.46	30,772
01/01/2013 to 12/31/2013	$18.46	$18.10	19,225
01/01/2014 to 12/31/2014	$18.10	$22.18	12,255
01/01/2015 to 12/31/2015	$22.18	$21.81	7,264
01/01/2016 to 12/31/2016	$21.81	$22.60	4,804
ProFund VP Rising Rates Opportunity
01/01/2007 to 12/31/2007	$7.75	$7.20	160,197
01/01/2008 to 12/31/2008	$7.20	$4.38	172,958
01/01/2009 to 12/31/2009	$4.38	$5.67	286,601
01/01/2010 to 12/31/2010	$5.67	$4.67	480,663
01/01/2011 to 12/31/2011	$4.67	$2.86	263,803
01/01/2012 to 12/31/2012	$2.86	$2.61	117,444
01/01/2013 to 12/31/2013	$2.61	$2.97	261,652
01/01/2014 to 12/31/2014	$2.97	$2.03	56,987
01/01/2015 to 12/31/2015	$2.03	$1.96	56,603
01/01/2016 to 12/31/2016	$1.96	$1.82	107,002
ProFund VP Short NASDAQ-100
01/01/2007 to 12/31/2007	$5.33	$4.62	64,998
01/01/2008 to 12/31/2008	$4.62	$6.71	12,342
01/01/2009 to 12/31/2009	$6.71	$3.90	72,786
01/01/2010 to 12/31/2010	$3.90	$3.01	28,594
01/01/2011 to 12/31/2011	$3.01	$2.64	37,552
01/01/2012 to 12/31/2012	$2.64	$2.10	11,448
01/01/2013 to 12/31/2013	$2.10	$1.46	37,829
01/01/2014 to 12/31/2014	$1.46	$1.15	28,466
01/01/2015 to 12/31/2015	$1.15	$0.98	65,714
01/01/2016 to 12/31/2016	$0.98	$0.86	8,080
ProFund VP Small-Cap Growth
01/01/2007 to 12/31/2007	$17.18	$17.52	63,774
01/01/2008 to 12/31/2008	$17.52	$11.32	84,050
01/01/2009 to 12/31/2009	$11.32	$14.00	169,514
01/01/2010 to 12/31/2010	$14.00	$17.25	184,353
01/01/2011 to 12/31/2011	$17.25	$17.12	80,115
01/01/2012 to 12/31/2012	$17.12	$18.87	49,079
01/01/2013 to 12/31/2013	$18.87	$25.97	62,531
01/01/2014 to 12/31/2014	$25.97	$26.01	29,019
01/01/2015 to 12/31/2015	$26.01	$25.79	9,739
01/01/2016 to 12/31/2016	$25.79	$30.39	17,664

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2007 to 12/31/2007	$18.49	$16.81	41,638
01/01/2008 to 12/31/2008	$16.81	$11.42	69,617
01/01/2009 to 12/31/2009	$11.42	$13.47	29,196
01/01/2010 to 12/31/2010	$13.47	$16.12	119,962
01/01/2011 to 12/31/2011	$16.12	$15.15	43,755
01/01/2012 to 12/31/2012	$15.15	$17.25	54,224
01/01/2013 to 12/31/2013	$17.25	$23.27	60,710
01/01/2014 to 12/31/2014	$23.27	$24.13	14,902
01/01/2015 to 12/31/2015	$24.13	$21.69	26,423
01/01/2016 to 12/31/2016	$21.69	$27.38	22,738
ProFund VP Telecommunications
01/01/2007 to 12/31/2007	$13.73	$14.58	86,034
01/01/2008 to 12/31/2008	$14.58	$9.37	44,731
01/01/2009 to 12/31/2009	$9.37	$9.86	166,567
01/01/2010 to 12/31/2010	$9.86	$11.18	109,202
01/01/2011 to 12/31/2011	$11.18	$11.16	33,727
01/01/2012 to 12/31/2012	$11.16	$12.74	41,788
01/01/2013 to 12/31/2013	$12.74	$13.99	15,809
01/01/2014 to 12/31/2014	$13.99	$13.79	15,473
01/01/2015 to 12/31/2015	$13.79	$13.72	9,931
01/01/2016 to 12/31/2016	$13.72	$16.36	10,326
ProFund VP U.S. Government Plus
01/01/2007 to 12/31/2007	$10.31	$11.13	348,555
01/01/2008 to 12/31/2008	$11.13	$16.33	243,233
01/01/2009 to 12/31/2009	$16.33	$10.78	108,507
01/01/2010 to 12/31/2010	$10.78	$11.64	104,863
01/01/2011 to 12/31/2011	$11.64	$16.37	108,287
01/01/2012 to 12/31/2012	$16.37	$16.20	54,420
01/01/2013 to 12/31/2013	$16.20	$12.84	27,833
01/01/2014 to 12/31/2014	$12.84	$17.16	36,723
01/01/2015 to 12/31/2015	$17.16	$15.87	19,918
01/01/2016 to 12/31/2016	$15.87	$15.50	18,791
ProFund VP UltraMid-Cap
01/01/2007 to 12/31/2007	$25.78	$26.76	114,155
01/01/2008 to 12/31/2008	$26.76	$8.53	74,677
01/01/2009 to 12/31/2009	$8.53	$13.86	98,445
01/01/2010 to 12/31/2010	$13.86	$20.33	99,260
01/01/2011 to 12/31/2011	$20.33	$17.20	42,234
01/01/2012 to 12/31/2012	$17.20	$22.34	36,031
01/01/2013 to 12/31/2013	$22.34	$37.35	25,111
01/01/2014 to 12/31/2014	$37.35	$42.21	8,117
01/01/2015 to 12/31/2015	$42.21	$37.58	2,653
01/01/2016 to 12/31/2016	$37.58	$50.80	2,529

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
01/01/2007 to 12/31/2007	$19.38	$22.00	259,803
01/01/2008 to 12/31/2008	$22.00	$14.94	72,065
01/01/2009 to 12/31/2009	$14.94	$16.21	57,422
01/01/2010 to 12/31/2010	$16.21	$16.83	77,564
01/01/2011 to 12/31/2011	$16.83	$19.39	89,119
01/01/2012 to 12/31/2012	$19.39	$19.02	48,435
01/01/2013 to 12/31/2013	$19.02	$21.12	47,642
01/01/2014 to 12/31/2014	$21.12	$26.06	36,575
01/01/2015 to 12/31/2015	$26.06	$23.90	6,108
01/01/2016 to 12/31/2016	$23.90	$26.96	10,728
Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	$14.24	$16.69	188,920
01/01/2008 to 12/31/2008	$16.69	$8.13	25,080
01/01/2009 to 12/31/2009	$8.13	$10.92	55,453
01/01/2010 to 12/31/2010	$10.92	$12.20	36,522
01/01/2011 to 12/31/2011	$12.20	$10.18	19,339
01/01/2012 to 12/31/2012	$10.18	$12.21	14,587
01/01/2013 to 12/31/2013	$12.21	$14.22	7,820
01/01/2014 to 12/31/2014	$14.22	$13.14	3,588
01/01/2015 to 12/31/2015	$13.14	$13.31	2,956
01/01/2016 to 12/31/2016	$13.31	$12.58	2,022
Rydex VT Inverse S&P 500 Strategy
01/01/2007 to 12/31/2007	$5.88	$5.81	0
01/01/2008 to 12/31/2008	$5.81	$7.93	0
01/01/2009 to 12/31/2009	$7.93	$5.63	0
01/01/2010 to 12/31/2010	$5.63	$4.58	0
01/01/2011 to 12/31/2011	$4.58	$4.09	0
01/01/2012 to 12/31/2012	$4.09	$3.32	0
01/01/2013 to 12/31/2013	$3.32	$2.39	0
01/01/2014 to 12/31/2014	$2.39	$2.01	0
01/01/2015 to 12/31/2015	$2.01	$1.88	0
01/01/2016 to 12/31/2016	$1.88	$1.62	0
Rydex VT NASDAQ-100
01/01/2007 to 12/31/2007	$14.68	$16.94	0
01/01/2008 to 12/31/2008	$16.94	$9.65	0
01/01/2009 to 12/31/2009	$9.65	$14.37	0
01/01/2010 to 12/31/2010	$14.37	$16.68	0
01/01/2011 to 12/31/2011	$16.68	$16.70	0
01/01/2012 to 12/31/2012	$16.70	$19.12	0
01/01/2013 to 12/31/2013	$19.12	$25.22	0
01/01/2014 to 12/31/2014	$25.22	$29.03	0
01/01/2015 to 12/31/2015	$29.03	$30.79	0
01/01/2016 to 12/31/2016	$30.79	$31.98	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Rydex VT Nova
01/01/2007 to 12/31/2007	$17.50	$17.34	0
01/01/2008 to 12/31/2008	$17.34	$7.73	0
01/01/2009 to 12/31/2009	$7.73	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$12.08	0
01/01/2011 to 12/31/2011	$12.08	$11.70	0
01/01/2012 to 12/31/2012	$11.70	$14.01	0
01/01/2013 to 12/31/2013	$14.01	$20.46	0
01/01/2014 to 12/31/2014	$20.46	$23.78	0
01/01/2015 to 12/31/2015	$23.78	$23.13	0
01/01/2016 to 12/31/2016	$23.13	$26.24	0
S&P Target 24 Portfolio
01/01/2007 to 12/31/2007	$11.04	$11.27	68,322
01/01/2008 to 12/31/2008	$11.27	$7.96	177,004
01/01/2009 to 12/31/2009	$7.96	$8.87	76,282
01/01/2010 to 12/31/2010	$8.87	$10.37	88,592
01/01/2011 to 12/31/2011	$10.37	$11.04	53,790
01/01/2012 to 12/31/2012	$11.04	$11.84	44,358
01/01/2013 to 12/31/2013	$11.84	$16.49	19,904
01/01/2014 to 04/25/2014	$16.49	$16.25	0
Target Managed VIP Portfolio
01/01/2007 to 12/31/2007	$12.98	$13.92	908,064
01/01/2008 to 12/31/2008	$13.92	$7.53	576,002
01/01/2009 to 12/31/2009	$7.53	$8.34	419,819
01/01/2010 to 12/31/2010	$8.34	$9.73	318,435
01/01/2011 to 12/31/2011	$9.73	$9.38	228,835
01/01/2012 to 12/31/2012	$9.38	$10.38	133,813
01/01/2013 to 12/31/2013	$10.38	$13.82	100,929
01/01/2014 to 04/25/2014	$13.82	$13.72	0
The DOW DART 10 Portfolio
01/01/2007 to 12/31/2007	$12.20	$12.04	183,748
01/01/2008 to 12/31/2008	$12.04	$8.43	151,198
01/01/2009 to 12/31/2009	$8.43	$9.42	70,732
01/01/2010 to 12/31/2010	$9.42	$10.78	83,495
01/01/2011 to 12/31/2011	$10.78	$11.38	106,373
01/01/2012 to 12/31/2012	$11.38	$12.35	61,543
01/01/2013 to 12/31/2013	$12.35	$15.83	38,842
01/01/2014 to 04/25/2014	$15.83	$15.57	0
The DOW Target Dividend Portfolio
01/01/2007 to 12/31/2007	$11.27	$11.17	380,133
01/01/2008 to 12/31/2008	$11.17	$6.51	179,985
01/01/2009 to 12/31/2009	$6.51	$7.28	225,265
01/01/2010 to 12/31/2010	$7.28	$8.31	158,708
01/01/2011 to 12/31/2011	$8.31	$8.63	176,453
01/01/2012 to 12/31/2012	$8.63	$8.93	89,633
01/01/2013 to 12/31/2013	$8.93	$11.22	53,596
01/01/2014 to 04/25/2014	$11.22	$11.59	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
06/30/2008* to 12/31/2008	$9.90	$4.54	0
01/01/2009 to 12/31/2009	$4.54	$4.77	0
01/01/2010 to 12/31/2010	$4.77	$6.09	0
01/01/2011 to 12/31/2011	$6.09	$4.50	0
01/01/2012 to 12/31/2012	$4.50	$5.35	0
01/01/2013 to 12/31/2013	$5.35	$6.89	0
01/01/2014 to 04/25/2014	$6.89	$7.34	0
Wells Fargo Advantage VT C&B Large Cap Value
01/01/2007 to 12/31/2007	$16.17	$15.66	928
01/01/2008 to 12/31/2008	$15.66	$9.97	927
01/01/2009 to 12/31/2009	$9.97	$12.60	926
01/01/2010 to 07/16/2010	$12.60	$12.06	0
Wells Fargo Advantage VT Equity Income
01/01/2007 to 12/31/2007	$16.00	$16.11	40,360
01/01/2008 to 12/31/2008	$16.11	$10.03	40,019
01/01/2009 to 12/31/2009	$10.03	$11.49	43,668
01/01/2010 to 07/16/2010	$11.49	$11.02	0
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$11.68	$14.09	111,815
01/01/2011 to 12/31/2011	$14.09	$12.05	75,328
01/01/2012 to 12/31/2012	$12.05	$13.42	70,838
01/01/2013 to 12/31/2013	$13.42	$15.77	51,146
01/01/2014 to 12/31/2014	$15.77	$14.64	40,672
01/01/2015 to 12/31/2015	$14.64	$14.68	31,807
01/01/2016 to 12/31/2016	$14.68	$14.85	22,851
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$11.02	$12.82	40,384
01/01/2011 to 12/31/2011	$12.82	$12.29	30,774
01/01/2012 to 12/31/2012	$12.29	$14.39	30,875
01/01/2013 to 12/31/2013	$14.39	$18.37	27,649
01/01/2014 to 12/31/2014	$18.37	$19.86	24,338
01/01/2015 to 12/31/2015	$19.86	$19.36	19,489
01/01/2016 to 04/29/2016	$19.36	$19.37	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$15.09	$19.00	20,242
01/01/2011 to 12/31/2011	$19.00	$17.62	29,311
01/01/2012 to 12/31/2012	$17.62	$20.85	26,757
01/01/2013 to 12/31/2013	$20.85	$28.66	31,903
01/01/2014 to 12/31/2014	$28.66	$29.23	16,822
01/01/2015 to 12/31/2015	$29.23	$29.11	5,063
01/01/2016 to 12/31/2016	$29.11	$28.75	3,104
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.23	60,263
01/01/2011 to 12/31/2011	$12.23	$11.46	35,186
01/01/2012 to 12/31/2012	$11.46	$12.15	21,797
01/01/2013 to 12/31/2013	$12.15	$17.92	22,330
01/01/2014 to 12/31/2014	$17.92	$17.27	15,359
01/01/2015 to 12/31/2015	$17.27	$16.48	16,725
01/01/2016 to 12/31/2016	$16.48	$17.46	12,535
*Denotes the start date of these sub-accounts

Advisors Choice 2000
Prudential Annuities Life Assurance Corporation
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
03/19/2007* to 12/31/2007	$11.70	$11.98	18,903
01/01/2008 to 12/31/2008	$11.98	$11.31	2,910
01/01/2009 to 12/31/2009	$11.31	$13.10	3,789
01/01/2010 to 12/31/2010	$13.10	$15.09	5,807
01/01/2011 to 12/31/2011	$15.09	$15.35	35,322
01/01/2012 to 12/31/2012	$15.35	$17.34	19,933
01/01/2013 to 12/31/2013	$17.34	$18.88	26,410
01/01/2014 to 12/31/2014	$18.88	$19.13	6,594
01/01/2015 to 12/31/2015	$19.13	$18.97	6,517
01/01/2016 to 12/31/2016	$18.97	$20.47	15,994
AST Academic Strategies Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$11.08	$11.99	411,706
01/01/2008 to 12/31/2008	$11.99	$8.09	371,911
01/01/2009 to 12/31/2009	$8.09	$9.96	250,364
01/01/2010 to 12/31/2010	$9.96	$11.04	243,717
01/01/2011 to 12/31/2011	$11.04	$10.64	237,622
01/01/2012 to 12/31/2012	$10.64	$11.86	240,813
01/01/2013 to 12/31/2013	$11.86	$12.91	234,834
01/01/2014 to 12/31/2014	$12.91	$13.27	327,654
01/01/2015 to 12/31/2015	$13.27	$12.71	309,303
01/01/2016 to 12/31/2016	$12.71	$13.38	368,452
AST Advanced Strategies Portfolio
03/19/2007* to 12/31/2007	$10.80	$11.62	226,629
01/01/2008 to 12/31/2008	$11.62	$8.07	252,802
01/01/2009 to 12/31/2009	$8.07	$10.09	239,014
01/01/2010 to 12/31/2010	$10.09	$11.35	184,259
01/01/2011 to 12/31/2011	$11.35	$11.25	191,948
01/01/2012 to 12/31/2012	$11.25	$12.66	256,281
01/01/2013 to 12/31/2013	$12.66	$14.61	239,800
01/01/2014 to 12/31/2014	$14.61	$15.35	259,478
01/01/2015 to 12/31/2015	$15.35	$15.31	288,381
01/01/2016 to 12/31/2016	$15.31	$16.24	347,500
AST American Century Income & Growth Portfolio
03/19/2007* to 12/31/2007	$17.44	$17.54	228,111
01/01/2008 to 12/31/2008	$17.54	$11.33	154,997
01/01/2009 to 12/31/2009	$11.33	$13.21	198,496
01/01/2010 to 12/31/2010	$13.21	$14.89	169,315
01/01/2011 to 12/31/2011	$14.89	$15.27	162,593
01/01/2012 to 05/04/2012	$15.27	$16.63	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$13.10	3,297
01/01/2015 to 12/31/2015	$13.10	$13.19	1,188
01/01/2016 to 12/31/2016	$13.19	$14.46	3,834

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$11.00	$11.86	133,094
01/01/2008 to 12/31/2008	$11.86	$8.37	237,851
01/01/2009 to 12/31/2009	$8.37	$10.22	257,542
01/01/2010 to 12/31/2010	$10.22	$11.36	323,653
01/01/2011 to 12/31/2011	$11.36	$11.11	402,312
01/01/2012 to 12/31/2012	$11.11	$12.37	420,485
01/01/2013 to 12/31/2013	$12.37	$14.41	443,366
01/01/2014 to 12/31/2014	$14.41	$15.19	671,511
01/01/2015 to 12/31/2015	$15.19	$15.11	761,478
01/01/2016 to 12/31/2016	$15.11	$15.91	861,509
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.21	608
01/01/2012 to 12/31/2012	$9.21	$10.20	601
01/01/2013 to 12/31/2013	$10.20	$11.19	5,235
01/01/2014 to 12/31/2014	$11.19	$11.62	13,261
01/01/2015 to 12/31/2015	$11.62	$11.16	16,473
01/01/2016 to 12/31/2016	$11.16	$11.82	21,698
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.55	0
01/01/2014 to 12/31/2014	$10.55	$10.82	695
01/01/2015 to 12/31/2015	$10.82	$10.74	4,511
01/01/2016 to 12/31/2016	$10.74	$11.30	9,377
AST BlackRock Low Duration Bond Portfolio
03/19/2007* to 12/31/2007	$15.85	$16.61	476,073
01/01/2008 to 12/31/2008	$16.61	$16.63	417,181
01/01/2009 to 12/31/2009	$16.63	$18.15	376,120
01/01/2010 to 12/31/2010	$18.15	$18.67	283,949
01/01/2011 to 12/31/2011	$18.67	$18.90	241,831
01/01/2012 to 12/31/2012	$18.90	$19.58	267,544
01/01/2013 to 12/31/2013	$19.58	$18.97	254,029
01/01/2014 to 12/31/2014	$18.97	$18.76	315,321
01/01/2015 to 12/31/2015	$18.76	$18.66	344,136
01/01/2016 to 12/31/2016	$18.66	$18.78	348,563
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2007* to 12/31/2007	$19.37	$20.48	932,528
01/01/2008 to 12/31/2008	$20.48	$19.82	673,230
01/01/2009 to 12/31/2009	$19.82	$22.86	695,034
01/01/2010 to 12/31/2010	$22.86	$24.38	586,949
01/01/2011 to 12/31/2011	$24.38	$24.90	532,204
01/01/2012 to 12/31/2012	$24.90	$26.95	554,965
01/01/2013 to 12/31/2013	$26.95	$26.19	425,830
01/01/2014 to 12/31/2014	$26.19	$27.03	366,814
01/01/2015 to 12/31/2015	$27.03	$26.19	347,903
01/01/2016 to 12/31/2016	$26.19	$27.03	309,655

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.38	161,639
01/01/2009 to 12/31/2009	$11.38	$11.23	140,596
01/01/2010 to 12/31/2010	$11.23	$12.16	82,764
01/01/2011 to 12/31/2011	$12.16	$12.81	90,616
01/01/2012 to 12/31/2012	$12.81	$13.06	53,184
01/01/2013 to 12/31/2013	$13.06	$12.89	60,588
01/01/2014 to 12/31/2014	$12.89	$12.74	63,451
01/01/2015 to 12/31/2015	$12.74	$12.58	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.45	981
01/01/2010 to 12/31/2010	$9.45	$10.35	1,607
01/01/2011 to 12/31/2011	$10.35	$11.23	5,489
01/01/2012 to 12/31/2012	$11.23	$11.58	5,649
01/01/2013 to 12/31/2013	$11.58	$11.39	1,513
01/01/2014 to 12/31/2014	$11.39	$11.33	0
01/01/2015 to 12/31/2015	$11.33	$11.19	23,531
01/01/2016 to 12/31/2016	$11.19	$11.13	0
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.85	0
01/01/2011 to 12/31/2011	$10.85	$11.97	1,453
01/01/2012 to 12/31/2012	$11.97	$12.45	2,044
01/01/2013 to 12/31/2013	$12.45	$12.08	3
01/01/2014 to 12/31/2014	$12.08	$12.13	0
01/01/2015 to 12/31/2015	$12.13	$12.02	8,777
01/01/2016 to 12/31/2016	$12.02	$12.04	204,506
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.13	11,683
01/01/2009 to 12/31/2009	$12.13	$11.28	9,475
01/01/2010 to 12/31/2010	$11.28	$12.41	0
01/01/2011 to 12/31/2011	$12.41	$13.96	2,627
01/01/2012 to 12/31/2012	$13.96	$14.61	4,673
01/01/2013 to 12/31/2013	$14.61	$14.01	23,692
01/01/2014 to 12/31/2014	$14.01	$14.24	12,082
01/01/2015 to 12/31/2015	$14.24	$14.21	14,482
01/01/2016 to 12/31/2016	$14.21	$14.29	41,234
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.20	9,569
01/01/2009 to 12/31/2009	$12.20	$11.14	0
01/01/2010 to 12/31/2010	$11.14	$12.29	4,945
01/01/2011 to 12/31/2011	$12.29	$14.11	0
01/01/2012 to 12/31/2012	$14.11	$14.78	12,165
01/01/2013 to 12/31/2013	$14.78	$13.93	22,233
01/01/2014 to 12/31/2014	$13.93	$14.38	20,528
01/01/2015 to 12/31/2015	$14.38	$14.39	58,258
01/01/2016 to 12/31/2016	$14.39	$14.45	182,661

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.86	0
01/01/2010 to 12/31/2010	$8.86	$9.81	1,268
01/01/2011 to 12/31/2011	$9.81	$11.53	0
01/01/2012 to 12/31/2012	$11.53	$12.13	768
01/01/2013 to 12/31/2013	$12.13	$11.23	169,824
01/01/2014 to 12/31/2014	$11.23	$11.80	176,463
01/01/2015 to 12/31/2015	$11.80	$11.86	202,920
01/01/2016 to 12/31/2016	$11.86	$11.97	343,163
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.10	2,981
01/01/2011 to 12/31/2011	$11.10	$13.22	6,222
01/01/2012 to 12/31/2012	$13.22	$13.97	0
01/01/2013 to 12/31/2013	$13.97	$12.87	0
01/01/2014 to 12/31/2014	$12.87	$13.72	5,617
01/01/2015 to 12/31/2015	$13.72	$13.82	15,005
01/01/2016 to 12/31/2016	$13.82	$13.96	94,416
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.12	3,562
01/01/2012 to 12/31/2012	$12.12	$12.70	19,197
01/01/2013 to 12/31/2013	$12.70	$11.35	1,129
01/01/2014 to 12/31/2014	$11.35	$12.40	15,823
01/01/2015 to 12/31/2015	$12.40	$12.53	20,638
01/01/2016 to 12/31/2016	$12.53	$12.63	47,236
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.48	10,462
01/01/2013 to 12/31/2013	$10.48	$9.32	119,441
01/01/2014 to 12/31/2014	$9.32	$10.39	49,103
01/01/2015 to 12/31/2015	$10.39	$10.57	9,401
01/01/2016 to 12/31/2016	$10.57	$10.66	206,280
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.82	84,645
01/01/2014 to 12/31/2014	$8.82	$10.01	89,238
01/01/2015 to 12/31/2015	$10.01	$10.19	12,269
01/01/2016 to 12/31/2016	$10.19	$10.28	30,750
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.39	50,736
01/01/2015 to 12/31/2015	$11.39	$11.51	164,266
01/01/2016 to 12/31/2016	$11.51	$11.67	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$10.02	51,230
01/01/2016 to 12/31/2016	$10.02	$10.12	1,049,011
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$10.00	$9.96	877,396

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$11.61	0
01/01/2011 to 12/31/2011	$11.61	$10.82	3,569
01/01/2012 to 12/31/2012	$10.82	$12.13	6,843
01/01/2013 to 12/31/2013	$12.13	$15.78	8,157
01/01/2014 to 12/31/2014	$15.78	$17.22	10,469
01/01/2015 to 12/31/2015	$17.22	$16.24	9,959
01/01/2016 to 12/31/2016	$16.24	$18.28	11,245
AST Capital Growth Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$11.22	$12.24	420,583
01/01/2008 to 12/31/2008	$12.24	$7.88	495,503
01/01/2009 to 12/31/2009	$7.88	$9.78	462,021
01/01/2010 to 12/31/2010	$9.78	$10.98	364,312
01/01/2011 to 12/31/2011	$10.98	$10.61	310,209
01/01/2012 to 12/31/2012	$10.61	$11.94	351,268
01/01/2013 to 12/31/2013	$11.94	$14.50	365,259
01/01/2014 to 12/31/2014	$14.50	$15.36	564,051
01/01/2015 to 12/31/2015	$15.36	$15.29	481,642
01/01/2016 to 12/31/2016	$15.29	$16.17	644,566
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$13.19	4,206
01/01/2015 to 12/31/2015	$13.19	$12.59	8,092
01/01/2016 to 12/31/2016	$12.59	$14.32	9,174
AST Cohen & Steers Realty Portfolio
03/19/2007* to 12/31/2007	$31.90	$24.67	155,081
01/01/2008 to 12/31/2008	$24.67	$15.86	111,995
01/01/2009 to 12/31/2009	$15.86	$20.71	96,981
01/01/2010 to 12/31/2010	$20.71	$26.39	88,762
01/01/2011 to 12/31/2011	$26.39	$27.85	75,280
01/01/2012 to 12/31/2012	$27.85	$31.80	92,654
01/01/2013 to 12/31/2013	$31.80	$32.47	76,651
01/01/2014 to 12/31/2014	$32.47	$42.08	61,673
01/01/2015 to 12/31/2015	$42.08	$43.68	60,999
01/01/2016 to 12/31/2016	$43.68	$45.33	57,772
AST DeAm Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$15.51	$12.80	75,539
01/01/2008 to 07/18/2008	$12.80	$11.77	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.73	0
01/01/2014 to 12/31/2014	$9.73	$10.13	6,010
01/01/2015 to 12/31/2015	$10.13	$10.02	13,581
01/01/2016 to 12/31/2016	$10.02	$10.37	9,661

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.01	0
01/01/2008 to 12/31/2008	$10.01	$7.21	70
01/01/2009 to 12/31/2009	$7.21	$8.66	0
01/01/2010 to 12/31/2010	$8.66	$9.71	3,036
01/01/2011 to 12/31/2011	$9.71	$9.38	15,195
01/01/2012 to 12/31/2012	$9.38	$10.55	30,124
01/01/2013 to 12/31/2013	$10.55	$12.45	41,727
01/01/2014 to 12/31/2014	$12.45	$13.03	73,791
01/01/2015 to 10/16/2015	$13.03	$13.07	0
AST FI Pyramis® Quantitative Portfolio
03/19/2007* to 12/31/2007	$10.69	$11.43	343,893
01/01/2008 to 12/31/2008	$11.43	$7.41	176,530
01/01/2009 to 12/31/2009	$7.41	$9.09	152,714
01/01/2010 to 12/31/2010	$9.09	$10.29	126,118
01/01/2011 to 12/31/2011	$10.29	$10.03	140,161
01/01/2012 to 12/31/2012	$10.03	$10.99	144,585
01/01/2013 to 12/31/2013	$10.99	$12.49	139,523
01/01/2014 to 12/31/2014	$12.49	$12.75	179,552
01/01/2015 to 12/31/2015	$12.75	$12.75	188,133
01/01/2016 to 12/31/2016	$12.75	$13.16	267,279
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.50	0
01/01/2009 to 11/13/2009	$7.50	$8.43	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.80	64,500
01/01/2013 to 12/31/2013	$10.80	$13.30	73,749
01/01/2014 to 12/31/2014	$13.30	$13.59	65,032
01/01/2015 to 10/16/2015	$13.59	$13.09	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.87	5,822
01/01/2014 to 12/31/2014	$10.87	$11.03	19,006
01/01/2015 to 10/16/2015	$11.03	$10.59	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.13	192
01/01/2009 to 12/31/2009	$6.13	$8.20	3,269
01/01/2010 to 12/31/2010	$8.20	$9.76	8,104
01/01/2011 to 12/31/2011	$9.76	$9.18	10,323
01/01/2012 to 12/31/2012	$9.18	$11.52	14,435
01/01/2013 to 12/31/2013	$11.52	$11.90	14,755
01/01/2014 to 12/31/2014	$11.90	$13.42	25,783
01/01/2015 to 12/31/2015	$13.42	$13.27	17,624
01/01/2016 to 12/31/2016	$13.27	$13.26	20,239
AST Goldman Sachs Concentrated Growth Portfolio
03/19/2007* to 12/31/2007	$23.34	$26.68	406,767
01/01/2008 to 12/31/2008	$26.68	$15.77	306,283
01/01/2009 to 12/31/2009	$15.77	$23.33	257,290
01/01/2010 to 12/31/2010	$23.33	$25.47	222,209
01/01/2011 to 12/31/2011	$25.47	$24.22	190,087
01/01/2012 to 12/31/2012	$24.22	$28.72	164,258
01/01/2013 to 12/31/2013	$28.72	$36.89	145,284
01/01/2014 to 02/07/2014	$36.89	$36.31	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$28.49	$29.91	507,472
01/01/2008 to 12/31/2008	$29.91	$17.56	379,447
01/01/2009 to 12/31/2009	$17.56	$20.72	266,028
01/01/2010 to 12/31/2010	$20.72	$23.16	214,419
01/01/2011 to 12/31/2011	$23.16	$21.66	193,150
01/01/2012 to 12/31/2012	$21.66	$25.66	182,309
01/01/2013 to 12/31/2013	$25.66	$33.93	177,804
01/01/2014 to 12/31/2014	$33.93	$38.00	225,380
01/01/2015 to 12/31/2015	$38.00	$35.88	307,497
01/01/2016 to 12/31/2016	$35.88	$39.63	267,928
AST Goldman Sachs Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$4.77	$5.43	362,040
01/01/2008 to 12/31/2008	$5.43	$3.18	295,139
01/01/2009 to 12/31/2009	$3.18	$4.95	301,894
01/01/2010 to 12/31/2010	$4.95	$5.87	288,663
01/01/2011 to 12/31/2011	$5.87	$5.64	242,754
01/01/2012 to 12/31/2012	$5.64	$6.68	295,653
01/01/2013 to 12/31/2013	$6.68	$8.74	280,627
01/01/2014 to 12/31/2014	$8.74	$9.65	303,027
01/01/2015 to 12/31/2015	$9.65	$9.01	805,485
01/01/2016 to 12/31/2016	$9.01	$9.07	723,416
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$7.64	29,480
01/01/2009 to 12/31/2009	$7.64	$9.33	30,718
01/01/2010 to 12/31/2010	$9.33	$10.31	47,765
01/01/2011 to 12/31/2011	$10.31	$10.15	47,893
01/01/2012 to 12/31/2012	$10.15	$11.07	53,335
01/01/2013 to 12/31/2013	$11.07	$12.03	54,982
01/01/2014 to 12/31/2014	$12.03	$12.40	91,758
01/01/2015 to 12/31/2015	$12.40	$12.16	81,240
01/01/2016 to 12/31/2016	$12.16	$12.67	83,630
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
03/19/2007* to 12/31/2007	$13.73	$14.14	2,274,112
01/01/2008 to 12/31/2008	$14.14	$14.35	2,934,205
01/01/2009 to 12/31/2009	$14.35	$14.25	1,421,640
01/01/2010 to 12/31/2010	$14.25	$14.11	1,176,323
01/01/2011 to 12/31/2011	$14.11	$13.97	824,499
01/01/2012 to 12/31/2012	$13.97	$13.83	713,101
01/01/2013 to 12/31/2013	$13.83	$13.69	710,651
01/01/2014 to 12/31/2014	$13.69	$13.55	1,050,285
01/01/2015 to 12/31/2015	$13.55	$13.42	966,611
01/01/2016 to 12/31/2016	$13.42	$13.28	903,599

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
03/19/2007* to 12/31/2007	$18.35	$18.28	274,834
01/01/2008 to 12/31/2008	$18.28	$13.48	191,706
01/01/2009 to 12/31/2009	$13.48	$18.09	206,875
01/01/2010 to 12/31/2010	$18.09	$20.32	182,892
01/01/2011 to 12/31/2011	$20.32	$20.76	158,058
01/01/2012 to 12/31/2012	$20.76	$23.40	149,195
01/01/2013 to 12/31/2013	$23.40	$24.83	127,818
01/01/2014 to 12/31/2014	$24.83	$25.21	119,011
01/01/2015 to 12/31/2015	$25.21	$24.07	117,177
01/01/2016 to 12/31/2016	$24.07	$27.50	134,011
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$26.11	$25.41	451,318
01/01/2008 to 12/31/2008	$25.41	$14.72	267,385
01/01/2009 to 12/31/2009	$14.72	$17.40	205,587
01/01/2010 to 12/31/2010	$17.40	$19.50	184,694
01/01/2011 to 12/31/2011	$19.50	$18.50	150,135
01/01/2012 to 12/31/2012	$18.50	$21.40	129,302
01/01/2013 to 12/31/2013	$21.40	$29.63	125,403
01/01/2014 to 12/31/2014	$29.63	$33.37	125,702
01/01/2015 to 12/31/2015	$33.37	$30.45	110,236
01/01/2016 to 12/31/2016	$30.45	$36.14	107,925
AST International Growth Portfolio
03/19/2007* to 12/31/2007	$22.26	$26.40	715,857
01/01/2008 to 12/31/2008	$26.40	$13.01	552,699
01/01/2009 to 12/31/2009	$13.01	$17.42	377,357
01/01/2010 to 12/31/2010	$17.42	$19.75	307,090
01/01/2011 to 12/31/2011	$19.75	$17.03	256,898
01/01/2012 to 12/31/2012	$17.03	$20.29	244,689
01/01/2013 to 12/31/2013	$20.29	$23.91	227,893
01/01/2014 to 12/31/2014	$23.91	$22.37	244,156
01/01/2015 to 12/31/2015	$22.37	$22.84	237,935
01/01/2016 to 12/31/2016	$22.84	$21.76	216,608

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
03/19/2007* to 12/31/2007	$20.79	$23.92	246,638
01/01/2008 to 12/31/2008	$23.92	$13.26	126,470
01/01/2009 to 12/31/2009	$13.26	$17.13	165,528
01/01/2010 to 12/31/2010	$17.13	$18.84	155,007
01/01/2011 to 12/31/2011	$18.84	$16.31	132,978
01/01/2012 to 12/31/2012	$16.31	$18.84	69,926
01/01/2013 to 12/31/2013	$18.84	$22.29	59,140
01/01/2014 to 12/31/2014	$22.29	$20.59	60,486
01/01/2015 to 12/31/2015	$20.59	$20.55	55,206
01/01/2016 to 12/31/2016	$20.55	$20.46	51,372
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.20	0
01/01/2008 to 12/31/2008	$10.20	$7.00	10,506
01/01/2009 to 12/31/2009	$7.00	$8.77	51,936
01/01/2010 to 12/31/2010	$8.77	$9.89	69,518
01/01/2011 to 12/31/2011	$9.89	$9.73	61,897
01/01/2012 to 12/31/2012	$9.73	$10.94	23,928
01/01/2013 to 12/31/2013	$10.94	$12.60	42,546
01/01/2014 to 12/31/2014	$12.60	$13.26	51,500
01/01/2015 to 12/31/2015	$13.26	$12.99	80,123
01/01/2016 to 12/31/2016	$12.99	$13.54	78,683
AST J.P. Morgan International Equity Portfolio
03/19/2007* to 12/31/2007	$24.10	$26.09	233,797
01/01/2008 to 12/31/2008	$26.09	$15.14	128,075
01/01/2009 to 12/31/2009	$15.14	$20.37	111,338
01/01/2010 to 12/31/2010	$20.37	$21.61	99,329
01/01/2011 to 12/31/2011	$21.61	$19.43	88,820
01/01/2012 to 12/31/2012	$19.43	$23.46	106,686
01/01/2013 to 12/31/2013	$23.46	$26.79	85,086
01/01/2014 to 12/31/2014	$26.79	$24.83	91,810
01/01/2015 to 12/31/2015	$24.83	$23.90	105,108
01/01/2016 to 12/31/2016	$23.90	$24.11	100,615
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2007* to 12/31/2007	$20.72	$20.91	89,434
01/01/2008 to 12/31/2008	$20.91	$17.06	109,736
01/01/2009 to 12/31/2009	$17.06	$20.61	89,471
01/01/2010 to 12/31/2010	$20.61	$21.89	83,097
01/01/2011 to 12/31/2011	$21.89	$21.72	94,146
01/01/2012 to 12/31/2012	$21.72	$23.81	101,774
01/01/2013 to 12/31/2013	$23.81	$26.18	113,447
01/01/2014 to 12/31/2014	$26.18	$27.33	111,693
01/01/2015 to 12/31/2015	$27.33	$27.00	113,673
01/01/2016 to 12/31/2016	$27.00	$27.76	118,334

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.35	9,275
01/01/2011 to 12/31/2011	$11.35	$11.31	7,961
01/01/2012 to 12/31/2012	$11.31	$12.90	14,252
01/01/2013 to 12/31/2013	$12.90	$17.43	17,064
01/01/2014 to 12/31/2014	$17.43	$18.90	20,130
01/01/2015 to 12/31/2015	$18.90	$20.70	23,494
01/01/2016 to 12/31/2016	$20.70	$20.19	17,606
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$19.69	$22.29	971,315
01/01/2008 to 12/31/2008	$22.29	$12.43	710,826
01/01/2009 to 12/31/2009	$12.43	$15.97	454,565
01/01/2010 to 12/31/2010	$15.97	$18.93	364,357
01/01/2011 to 12/31/2011	$18.93	$18.57	314,477
01/01/2012 to 12/31/2012	$18.57	$20.64	298,859
01/01/2013 to 12/31/2013	$20.64	$27.92	283,764
01/01/2014 to 12/31/2014	$27.92	$30.57	483,667
01/01/2015 to 12/31/2015	$30.57	$33.31	453,208
01/01/2016 to 12/31/2016	$33.31	$34.82	409,226
AST Lord Abbett Core Fixed Income Portfolio
03/19/2007* to 12/31/2007	$14.26	$14.68	220,080
01/01/2008 to 12/31/2008	$14.68	$11.16	140,679
01/01/2009 to 12/31/2009	$11.16	$14.87	152,690
01/01/2010 to 12/31/2010	$14.87	$16.69	119,402
01/01/2011 to 12/31/2011	$16.69	$18.20	95,056
01/01/2012 to 12/31/2012	$18.20	$19.09	125,238
01/01/2013 to 12/31/2013	$19.09	$18.52	176,423
01/01/2014 to 12/31/2014	$18.52	$19.51	186,315
01/01/2015 to 12/31/2015	$19.51	$19.20	238,289
01/01/2016 to 12/31/2016	$19.20	$19.50	267,817
AST MFS Global Equity Portfolio
03/19/2007* to 12/31/2007	$15.16	$16.41	233,832
01/01/2008 to 12/31/2008	$16.41	$10.73	185,745
01/01/2009 to 12/31/2009	$10.73	$13.96	141,465
01/01/2010 to 12/31/2010	$13.96	$15.49	128,001
01/01/2011 to 12/31/2011	$15.49	$14.86	129,617
01/01/2012 to 12/31/2012	$14.86	$18.10	130,547
01/01/2013 to 12/31/2013	$18.10	$22.87	118,400
01/01/2014 to 12/31/2014	$22.87	$23.46	130,400
01/01/2015 to 12/31/2015	$23.46	$22.89	137,627
01/01/2016 to 12/31/2016	$22.89	$24.27	113,301

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
03/19/2007* to 12/31/2007	$8.71	$9.99	385,830
01/01/2008 to 12/31/2008	$9.99	$6.30	283,991
01/01/2009 to 12/31/2009	$6.30	$7.75	357,512
01/01/2010 to 12/31/2010	$7.75	$8.65	303,538
01/01/2011 to 12/31/2011	$8.65	$8.52	270,926
01/01/2012 to 12/31/2012	$8.52	$9.87	195,704
01/01/2013 to 12/31/2013	$9.87	$13.36	147,093
01/01/2014 to 12/31/2014	$13.36	$14.38	157,123
01/01/2015 to 12/31/2015	$14.38	$15.26	169,019
01/01/2016 to 12/31/2016	$15.26	$15.40	177,915
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.22	0
01/01/2013 to 12/31/2013	$10.22	$13.61	0
01/01/2014 to 12/31/2014	$13.61	$14.85	640
01/01/2015 to 12/31/2015	$14.85	$14.60	1,244
01/01/2016 to 12/31/2016	$14.60	$16.39	8,357
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.47	0
01/01/2013 to 12/31/2013	$10.47	$10.07	0
01/01/2014 to 12/31/2014	$10.07	$10.48	13,907
01/01/2015 to 10/16/2015	$10.48	$10.51	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$25.39	$29.67	403,400
01/01/2008 to 12/31/2008	$29.67	$16.69	258,551
01/01/2009 to 12/31/2009	$16.69	$21.45	202,478
01/01/2010 to 12/31/2010	$21.45	$27.32	181,262
01/01/2011 to 12/31/2011	$27.32	$27.50	154,240
01/01/2012 to 12/31/2012	$27.50	$30.60	127,169
01/01/2013 to 12/31/2013	$30.60	$40.17	109,479
01/01/2014 to 12/31/2014	$40.17	$42.93	105,092
01/01/2015 to 10/16/2015	$42.93	$44.25	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.58	$12.29	291,364
01/01/2008 to 12/31/2008	$12.29	$6.99	185,040
01/01/2009 to 12/31/2009	$6.99	$8.48	130,897
01/01/2010 to 12/31/2010	$8.48	$10.10	108,496
01/01/2011 to 04/29/2011	$10.10	$11.35	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$35.44	$35.87	379,524
01/01/2008 to 12/31/2008	$35.87	$20.51	269,632
01/01/2009 to 12/31/2009	$20.51	$28.55	181,892
01/01/2010 to 12/31/2010	$28.55	$34.89	147,445
01/01/2011 to 12/31/2011	$34.89	$33.69	125,064
01/01/2012 to 12/31/2012	$33.69	$39.06	118,486
01/01/2013 to 12/31/2013	$39.06	$54.91	108,908
01/01/2014 to 12/31/2014	$54.91	$62.11	125,689
01/01/2015 to 12/31/2015	$62.11	$58.02	124,582
01/01/2016 to 12/31/2016	$58.02	$67.92	111,615

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.37	163,468
01/01/2013 to 12/31/2013	$10.37	$12.21	196,043
01/01/2014 to 12/31/2014	$12.21	$12.71	234,433
01/01/2015 to 12/31/2015	$12.71	$12.42	185,975
01/01/2016 to 12/31/2016	$12.42	$12.83	170,794
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.59	354
01/01/2009 to 12/31/2009	$5.59	$9.22	21,493
01/01/2010 to 12/31/2010	$9.22	$11.16	57,487
01/01/2011 to 12/31/2011	$11.16	$8.81	55,390
01/01/2012 to 12/31/2012	$8.81	$10.28	54,656
01/01/2013 to 12/31/2013	$10.28	$10.20	49,534
01/01/2014 to 12/31/2014	$10.20	$9.63	56,193
01/01/2015 to 12/31/2015	$9.63	$7.94	49,051
01/01/2016 to 12/31/2016	$7.94	$8.83	69,585
AST Preservation Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.79	$11.55	89,895
01/01/2008 to 12/31/2008	$11.55	$9.21	152,701
01/01/2009 to 12/31/2009	$9.21	$10.94	182,513
01/01/2010 to 12/31/2010	$10.94	$11.98	203,990
01/01/2011 to 12/31/2011	$11.98	$11.98	173,004
01/01/2012 to 12/31/2012	$11.98	$13.09	274,996
01/01/2013 to 12/31/2013	$13.09	$14.15	348,267
01/01/2014 to 12/31/2014	$14.15	$14.82	425,734
01/01/2015 to 12/31/2015	$14.82	$14.69	503,132
01/01/2016 to 12/31/2016	$14.69	$15.35	578,618
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.69	0
01/01/2013 to 12/31/2013	$10.69	$10.34	0
01/01/2014 to 12/31/2014	$10.34	$10.86	296
01/01/2015 to 12/31/2015	$10.86	$10.72	22,626
01/01/2016 to 12/31/2016	$10.72	$11.06	26,811
AST Prudential Growth Allocation Portfolio
03/19/2007* to 12/31/2007	$10.49	$11.62	104,706
01/01/2008 to 12/31/2008	$11.62	$6.82	145,715
01/01/2009 to 12/31/2009	$6.82	$8.51	130,430
01/01/2010 to 12/31/2010	$8.51	$10.02	119,611
01/01/2011 to 12/31/2011	$10.02	$9.31	121,090
01/01/2012 to 12/31/2012	$9.31	$10.40	69,098
01/01/2013 to 12/31/2013	$10.40	$12.05	57,048
01/01/2014 to 12/31/2014	$12.05	$13.03	91,309
01/01/2015 to 12/31/2015	$13.03	$12.82	236,779
01/01/2016 to 12/31/2016	$12.82	$13.98	294,371
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$13.38	0
01/01/2015 to 12/31/2015	$13.38	$13.45	0
01/01/2016 to 12/31/2016	$13.45	$14.76	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
03/19/2007* to 12/31/2007	$14.84	$15.22	396,251
01/01/2008 to 12/31/2008	$15.22	$9.23	222,439
01/01/2009 to 12/31/2009	$9.23	$11.14	165,516
01/01/2010 to 12/31/2010	$11.14	$12.68	148,208
01/01/2011 to 12/31/2011	$12.68	$12.99	123,296
01/01/2012 to 12/31/2012	$12.99	$15.28	121,362
01/01/2013 to 12/31/2013	$15.28	$20.03	108,667
01/01/2014 to 12/31/2014	$20.03	$23.24	131,331
01/01/2015 to 12/31/2015	$23.24	$23.72	133,482
01/01/2016 to 12/31/2016	$23.72	$26.97	132,429
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.94	0
01/01/2012 to 12/31/2012	$8.94	$10.01	5,703
01/01/2013 to 12/31/2013	$10.01	$12.14	7,780
01/01/2014 to 12/31/2014	$12.14	$12.79	37,229
01/01/2015 to 12/31/2015	$12.79	$12.69	42,256
01/01/2016 to 12/31/2016	$12.69	$13.35	60,495
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.05	3,529
01/01/2008 to 12/31/2008	$10.05	$7.21	13,812
01/01/2009 to 12/31/2009	$7.21	$8.80	41,533
01/01/2010 to 12/31/2010	$8.80	$9.75	52,644
01/01/2011 to 12/31/2011	$9.75	$9.48	111,110
01/01/2012 to 12/31/2012	$9.48	$10.35	139,141
01/01/2013 to 12/31/2013	$10.35	$11.52	120,205
01/01/2014 to 12/31/2014	$11.52	$11.99	133,536
01/01/2015 to 12/31/2015	$11.99	$11.85	136,474
01/01/2016 to 12/31/2016	$11.85	$12.30	181,299
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$7.39	7,390
01/01/2009 to 12/31/2009	$7.39	$9.28	19,879
01/01/2010 to 12/31/2010	$9.28	$10.50	19,915
01/01/2011 to 12/31/2011	$10.50	$10.15	22,151
01/01/2012 to 12/31/2012	$10.15	$11.64	32,123
01/01/2013 to 12/31/2013	$11.64	$13.61	87,038
01/01/2014 to 12/31/2014	$13.61	$14.20	124,620
01/01/2015 to 12/31/2015	$14.20	$13.99	198,077
01/01/2016 to 12/31/2016	$13.99	$14.79	246,808
AST Schroders Multi-Asset World Strategies Portfolio
03/19/2007* to 12/31/2007	$17.56	$18.95	57,993
01/01/2008 to 12/31/2008	$18.95	$13.09	38,831
01/01/2009 to 12/31/2009	$13.09	$16.52	56,078
01/01/2010 to 12/31/2010	$16.52	$18.28	55,356
01/01/2011 to 12/31/2011	$18.28	$17.49	63,882
01/01/2012 to 12/31/2012	$17.49	$19.24	63,454
01/01/2013 to 12/31/2013	$19.24	$21.79	58,385
01/01/2014 to 12/31/2014	$21.79	$22.23	64,967
01/01/2015 to 10/16/2015	$22.23	$21.73	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/19/2007* to 12/31/2007	$12.62	$13.64	189,572
01/01/2008 to 12/31/2008	$13.64	$7.55	125,578
01/01/2009 to 12/31/2009	$7.55	$9.92	89,622
01/01/2010 to 12/31/2010	$9.92	$13.01	81,914
01/01/2011 to 12/31/2011	$13.01	$11.19	137,269
01/01/2012 to 12/31/2012	$11.19	$13.30	130,099
01/01/2013 to 12/31/2013	$13.30	$18.55	126,485
01/01/2014 to 12/31/2014	$18.55	$19.27	145,335
01/01/2015 to 12/31/2015	$19.27	$19.33	147,432
01/01/2016 to 12/31/2016	$19.33	$20.61	128,119
AST Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$17.47	$18.11	238,483
01/01/2008 to 12/31/2008	$18.11	$11.66	196,511
01/01/2009 to 12/31/2009	$11.66	$15.45	165,746
01/01/2010 to 12/31/2010	$15.45	$20.87	138,847
01/01/2011 to 12/31/2011	$20.87	$20.46	118,573
01/01/2012 to 12/31/2012	$20.46	$22.72	122,406
01/01/2013 to 12/31/2013	$22.72	$30.40	97,212
01/01/2014 to 12/31/2014	$30.40	$31.25	88,416
01/01/2015 to 12/31/2015	$31.25	$31.18	88,541
01/01/2016 to 12/31/2016	$31.18	$34.59	87,562
AST Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$25.10	$23.42	357,717
01/01/2008 to 12/31/2008	$23.42	$16.30	265,536
01/01/2009 to 12/31/2009	$16.30	$20.49	179,703
01/01/2010 to 12/31/2010	$20.49	$25.56	142,958
01/01/2011 to 12/31/2011	$25.56	$23.79	125,180
01/01/2012 to 12/31/2012	$23.79	$27.83	104,650
01/01/2013 to 12/31/2013	$27.83	$37.86	104,841
01/01/2014 to 12/31/2014	$37.86	$39.45	128,407
01/01/2015 to 12/31/2015	$39.45	$37.37	128,308
01/01/2016 to 12/31/2016	$37.37	$47.81	112,783
AST T. Rowe Price Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$24.42	$25.66	177,727
01/01/2008 to 12/31/2008	$25.66	$18.81	170,365
01/01/2009 to 12/31/2009	$18.81	$23.12	143,983
01/01/2010 to 12/31/2010	$23.12	$25.53	132,162
01/01/2011 to 12/31/2011	$25.53	$25.78	105,184
01/01/2012 to 12/31/2012	$25.78	$28.96	159,208
01/01/2013 to 12/31/2013	$28.96	$33.50	197,834
01/01/2014 to 12/31/2014	$33.50	$35.11	243,904
01/01/2015 to 12/31/2015	$35.11	$34.78	273,978
01/01/2016 to 12/31/2016	$34.78	$37.03	341,435

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
03/19/2007* to 12/31/2007	$15.28	$14.85	396,679
01/01/2008 to 12/31/2008	$14.85	$8.54	201,923
01/01/2009 to 12/31/2009	$8.54	$10.47	124,152
01/01/2010 to 12/31/2010	$10.47	$11.74	109,186
01/01/2011 to 12/31/2011	$11.74	$11.43	78,033
01/01/2012 to 12/31/2012	$11.43	$13.27	174,018
01/01/2013 to 12/31/2013	$13.27	$17.03	99,497
01/01/2014 to 12/31/2014	$17.03	$18.12	123,842
01/01/2015 to 10/16/2015	$18.12	$16.89	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$15.60	$16.92	156,491
01/01/2008 to 12/31/2008	$16.92	$9.96	118,069
01/01/2009 to 12/31/2009	$9.96	$15.12	139,111
01/01/2010 to 12/31/2010	$15.12	$17.33	91,822
01/01/2011 to 12/31/2011	$17.33	$16.87	92,278
01/01/2012 to 12/31/2012	$16.87	$19.63	117,823
01/01/2013 to 12/31/2013	$19.63	$28.00	106,243
01/01/2014 to 12/31/2014	$28.00	$30.03	124,055
01/01/2015 to 12/31/2015	$30.03	$32.58	159,880
01/01/2016 to 12/31/2016	$32.58	$33.12	155,469
AST T. Rowe Price Natural Resources Portfolio
03/19/2007* to 12/31/2007	$49.29	$67.50	91,058
01/01/2008 to 12/31/2008	$67.50	$33.42	67,882
01/01/2009 to 12/31/2009	$33.42	$49.42	59,018
01/01/2010 to 12/31/2010	$49.42	$58.93	51,233
01/01/2011 to 12/31/2011	$58.93	$49.64	45,841
01/01/2012 to 12/31/2012	$49.64	$50.92	40,026
01/01/2013 to 12/31/2013	$50.92	$58.16	34,744
01/01/2014 to 12/31/2014	$58.16	$52.77	34,309
01/01/2015 to 12/31/2015	$52.77	$42.18	39,346
01/01/2016 to 12/31/2016	$42.18	$52.04	36,992
AST Templeton Global Bond Portfolio
03/19/2007* to 12/31/2007	$15.17	$16.31	195,478
01/01/2008 to 12/31/2008	$16.31	$15.75	157,502
01/01/2009 to 12/31/2009	$15.75	$17.49	152,843
01/01/2010 to 12/31/2010	$17.49	$18.30	130,474
01/01/2011 to 12/31/2011	$18.30	$18.87	127,285
01/01/2012 to 12/31/2012	$18.87	$19.66	130,910
01/01/2013 to 12/31/2013	$19.66	$18.73	127,379
01/01/2014 to 12/31/2014	$18.73	$18.65	144,106
01/01/2015 to 12/31/2015	$18.65	$17.61	142,199
01/01/2016 to 12/31/2016	$17.61	$18.19	118,128

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$14.65	$14.77	205,376
01/01/2008 to 12/31/2008	$14.77	$9.17	175,827
01/01/2009 to 12/31/2009	$9.17	$10.73	110,665
01/01/2010 to 12/31/2010	$10.73	$11.95	84,321
01/01/2011 to 12/31/2011	$11.95	$11.77	70,324
01/01/2012 to 12/31/2012	$11.77	$13.21	70,906
01/01/2013 to 12/31/2013	$13.21	$17.61	70,433
01/01/2014 to 12/31/2014	$17.61	$17.71	71,306
01/01/2015 to 12/31/2015	$17.71	$16.47	68,125
01/01/2016 to 12/31/2016	$16.47	$17.30	58,433
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$14.11	$14.12	123,018
01/01/2008 to 12/31/2008	$14.12	$8.65	81,270
01/01/2009 to 12/31/2009	$8.65	$11.89	67,540
01/01/2010 to 12/31/2010	$11.89	$14.55	63,900
01/01/2011 to 12/31/2011	$14.55	$13.91	39,508
01/01/2012 to 12/31/2012	$13.91	$16.30	57,927
01/01/2013 to 12/31/2013	$16.30	$21.37	35,635
01/01/2014 to 12/31/2014	$21.37	$24.32	39,075
01/01/2015 to 12/31/2015	$24.32	$22.49	34,907
01/01/2016 to 12/31/2016	$22.49	$25.38	42,814
AST Wellington Management Hedged Equity Portfolio
03/19/2007* to 12/31/2007	$11.38	$12.42	62,773
01/01/2008 to 12/31/2008	$12.42	$7.09	126,503
01/01/2009 to 12/31/2009	$7.09	$9.02	66,395
01/01/2010 to 12/31/2010	$9.02	$10.24	85,069
01/01/2011 to 12/31/2011	$10.24	$9.78	56,049
01/01/2012 to 12/31/2012	$9.78	$10.75	53,655
01/01/2013 to 12/31/2013	$10.75	$12.83	94,298
01/01/2014 to 12/31/2014	$12.83	$13.40	148,953
01/01/2015 to 12/31/2015	$13.40	$13.18	134,144
01/01/2016 to 12/31/2016	$13.18	$13.90	167,653
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	5,043
01/01/2008 to 12/31/2008	$9.99	$9.37	57,790
01/01/2009 to 12/31/2009	$9.37	$10.36	14,693
01/01/2010 to 12/31/2010	$10.36	$11.05	13,807
01/01/2011 to 12/31/2011	$11.05	$11.60	26,245
01/01/2012 to 12/31/2012	$11.60	$12.39	38,757
01/01/2013 to 12/31/2013	$12.39	$12.08	28,282
01/01/2014 to 12/31/2014	$12.08	$12.82	64,295
01/01/2015 to 12/31/2015	$12.82	$12.85	107,742
01/01/2016 to 12/31/2016	$12.85	$13.38	119,515

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.67	4,104
01/01/2009 to 12/31/2009	$6.67	$8.59	14,124
01/01/2010 to 12/31/2010	$8.59	$9.38	39,395
01/01/2011 to 12/31/2011	$9.38	$9.13	36,737
01/01/2012 to 09/21/2012	$9.13	$10.28	0
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.21	20,926
01/01/2012 to 04/27/2012	$8.21	$9.32	0
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.16	13,364
01/01/2012 to 12/31/2012	$9.16	$10.77	13,248
01/01/2013 to 12/31/2013	$10.77	$13.97	16,703
01/01/2014 to 12/31/2014	$13.97	$15.60	28,655
01/01/2015 to 12/31/2015	$15.60	$15.77	27,145
01/01/2016 to 12/31/2016	$15.77	$17.92	30,582
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.81	18,004
01/01/2013 to 12/31/2013	$9.81	$13.31	13,731
01/01/2014 to 12/31/2014	$13.31	$14.23	12,329
01/01/2015 to 12/31/2015	$14.23	$14.26	11,841
01/01/2016 to 12/31/2016	$14.26	$14.22	12,003
NVIT Emerging Markets Fund Class D
08/05/2016* to 12/31/2016	$10.13	$9.76	95,337
ProFund VP Asia 30
03/19/2007* to 12/31/2007	$19.45	$29.86	58,237
01/01/2008 to 12/31/2008	$29.86	$14.54	42,878
01/01/2009 to 12/31/2009	$14.54	$22.20	34,398
01/01/2010 to 12/31/2010	$22.20	$25.03	27,777
01/01/2011 to 12/31/2011	$25.03	$18.09	14,044
01/01/2012 to 12/31/2012	$18.09	$20.68	13,414
01/01/2013 to 12/31/2013	$20.68	$23.54	3,704
01/01/2014 to 12/31/2014	$23.54	$22.94	3,704
01/01/2015 to 12/31/2015	$22.94	$20.58	1,721
01/01/2016 to 12/31/2016	$20.58	$20.50	4,621
ProFund VP Banks
03/19/2007* to 12/31/2007	$13.14	$9.91	62,100
01/01/2008 to 12/31/2008	$9.91	$5.21	47,464
01/01/2009 to 12/31/2009	$5.21	$4.94	1,052
01/01/2010 to 12/31/2010	$4.94	$5.30	843
01/01/2011 to 12/31/2011	$5.30	$3.84	836
01/01/2012 to 12/31/2012	$3.84	$5.07	9,109
01/01/2013 to 12/31/2013	$5.07	$6.70	10,281
01/01/2014 to 12/31/2014	$6.70	$7.33	7,067
01/01/2015 to 12/31/2015	$7.33	$7.22	11,001
01/01/2016 to 12/31/2016	$7.22	$8.81	10,911

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Basic Materials
03/19/2007* to 12/31/2007	$15.00	$18.12	40,124
01/01/2008 to 12/31/2008	$18.12	$8.71	11,448
01/01/2009 to 12/31/2009	$8.71	$14.01	10,331
01/01/2010 to 12/31/2010	$14.01	$17.98	10,826
01/01/2011 to 12/31/2011	$17.98	$14.93	5,870
01/01/2012 to 12/31/2012	$14.93	$16.03	4,321
01/01/2013 to 12/31/2013	$16.03	$18.80	2,069
01/01/2014 to 12/31/2014	$18.80	$18.93	3,752
01/01/2015 to 12/31/2015	$18.93	$16.13	4,154
01/01/2016 to 12/31/2016	$16.13	$18.92	3,568
ProFund VP Bear
03/19/2007* to 12/31/2007	$8.39	$8.18	28,504
01/01/2008 to 12/31/2008	$8.18	$11.33	54,575
01/01/2009 to 12/31/2009	$11.33	$8.09	34,435
01/01/2010 to 12/31/2010	$8.09	$6.58	20,213
01/01/2011 to 12/31/2011	$6.58	$5.94	15,996
01/01/2012 to 12/31/2012	$5.94	$4.90	28,486
01/01/2013 to 12/31/2013	$4.90	$3.57	21,528
01/01/2014 to 12/31/2014	$3.57	$3.03	38,795
01/01/2015 to 12/31/2015	$3.03	$2.85	83,206
01/01/2016 to 12/31/2016	$2.85	$2.45	75,708
ProFund VP Biotechnology
03/19/2007* to 12/31/2007	$8.30	$8.57	36,098
01/01/2008 to 12/31/2008	$8.57	$8.64	31,300
01/01/2009 to 12/31/2009	$8.64	$8.87	12,600
01/01/2010 to 12/31/2010	$8.87	$9.23	14,775
01/01/2011 to 12/31/2011	$9.23	$9.74	13,350
01/01/2012 to 12/31/2012	$9.74	$13.56	15,507
01/01/2013 to 12/31/2013	$13.56	$22.61	16,770
01/01/2014 to 12/31/2014	$22.61	$29.04	23,196
01/01/2015 to 12/31/2015	$29.04	$29.70	21,972
01/01/2016 to 12/31/2016	$29.70	$24.85	13,221
ProFund VP Bull
03/19/2007* to 12/31/2007	$12.10	$12.58	357,217
01/01/2008 to 12/31/2008	$12.58	$7.76	31,415
01/01/2009 to 12/31/2009	$7.76	$9.55	117,689
01/01/2010 to 12/31/2010	$9.55	$10.65	73,549
01/01/2011 to 12/31/2011	$10.65	$10.54	67,495
01/01/2012 to 12/31/2012	$10.54	$11.89	49,785
01/01/2013 to 12/31/2013	$11.89	$15.27	82,720
01/01/2014 to 12/31/2014	$15.27	$16.85	68,732
01/01/2015 to 12/31/2015	$16.85	$16.60	29,899
01/01/2016 to 12/31/2016	$16.60	$18.03	20,043

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
03/19/2007* to 12/31/2007	$11.56	$12.35	28,036
01/01/2008 to 12/31/2008	$12.35	$8.96	6,520
01/01/2009 to 12/31/2009	$8.96	$10.79	50,609
01/01/2010 to 12/31/2010	$10.79	$12.53	13,098
01/01/2011 to 12/31/2011	$12.53	$13.27	11,070
01/01/2012 to 12/31/2012	$13.27	$14.56	4,743
01/01/2013 to 12/31/2013	$14.56	$18.52	4,725
01/01/2014 to 12/31/2014	$18.52	$20.21	4,965
01/01/2015 to 12/31/2015	$20.21	$20.84	5,756
01/01/2016 to 12/31/2016	$20.84	$21.37	9,117
ProFund VP Consumer Services
03/19/2007* to 12/31/2007	$10.18	$9.25	664
01/01/2008 to 12/31/2008	$9.25	$6.28	25,348
01/01/2009 to 12/31/2009	$6.28	$8.14	9,181
01/01/2010 to 12/31/2010	$8.14	$9.78	1,220
01/01/2011 to 12/31/2011	$9.78	$10.21	10,521
01/01/2012 to 12/31/2012	$10.21	$12.35	1,164
01/01/2013 to 12/31/2013	$12.35	$17.10	3,044
01/01/2014 to 12/31/2014	$17.10	$19.03	1,368
01/01/2015 to 12/31/2015	$19.03	$19.73	4,066
01/01/2016 to 12/31/2016	$19.73	$20.35	4,847
ProFund VP Europe 30
03/19/2007* to 12/31/2007	$11.06	$12.82	58,476
01/01/2008 to 12/31/2008	$12.82	$7.10	38,982
01/01/2009 to 12/31/2009	$7.10	$9.30	95,905
01/01/2010 to 12/31/2010	$9.30	$9.45	18,436
01/01/2011 to 12/31/2011	$9.45	$8.53	10,431
01/01/2012 to 12/31/2012	$8.53	$9.84	9,400
01/01/2013 to 12/31/2013	$9.84	$11.85	8,516
01/01/2014 to 12/31/2014	$11.85	$10.72	7,545
01/01/2015 to 12/31/2015	$10.72	$9.46	7,950
01/01/2016 to 12/31/2016	$9.46	$10.10	27,849
ProFund VP Financials
03/19/2007* to 12/31/2007	$12.53	$10.41	8,563
01/01/2008 to 12/31/2008	$10.41	$5.10	4,121
01/01/2009 to 12/31/2009	$5.10	$5.81	7,721
01/01/2010 to 12/31/2010	$5.81	$6.38	3,496
01/01/2011 to 12/31/2011	$6.38	$5.44	2,863
01/01/2012 to 12/31/2012	$5.44	$6.72	2,502
01/01/2013 to 12/31/2013	$6.72	$8.78	2,593
01/01/2014 to 12/31/2014	$8.78	$9.82	5,560
01/01/2015 to 12/31/2015	$9.82	$9.57	8,353
01/01/2016 to 12/31/2016	$9.57	$10.93	14,796

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
03/19/2007* to 12/31/2007	$9.22	$9.77	51,110
01/01/2008 to 12/31/2008	$9.77	$7.32	11,936
01/01/2009 to 12/31/2009	$7.32	$8.66	39,318
01/01/2010 to 12/31/2010	$8.66	$8.82	3,460
01/01/2011 to 12/31/2011	$8.82	$9.62	6,078
01/01/2012 to 12/31/2012	$9.62	$11.18	6,190
01/01/2013 to 12/31/2013	$11.18	$15.47	9,619
01/01/2014 to 12/31/2014	$15.47	$18.94	20,003
01/01/2015 to 12/31/2015	$18.94	$19.69	23,816
01/01/2016 to 12/31/2016	$19.69	$18.71	23,172
ProFund VP Industrials
03/19/2007* to 12/31/2007	$12.90	$14.07	4,384
01/01/2008 to 12/31/2008	$14.07	$8.29	31,312
01/01/2009 to 12/31/2009	$8.29	$10.18	7,827
01/01/2010 to 12/31/2010	$10.18	$12.47	3,526
01/01/2011 to 12/31/2011	$12.47	$12.13	2,394
01/01/2012 to 12/31/2012	$12.13	$13.90	2,262
01/01/2013 to 12/31/2013	$13.90	$19.02	3,039
01/01/2014 to 12/31/2014	$19.02	$19.88	674
01/01/2015 to 12/31/2015	$19.88	$19.01	1,055
01/01/2016 to 12/31/2016	$19.01	$22.12	3,646
ProFund VP Internet
03/19/2007* to 12/31/2007	$19.64	$21.19	2,722
01/01/2008 to 12/31/2008	$21.19	$11.58	523
01/01/2009 to 12/31/2009	$11.58	$20.32	16,280
01/01/2010 to 12/31/2010	$20.32	$27.21	6,995
01/01/2011 to 12/31/2011	$27.21	$25.08	2,636
01/01/2012 to 12/31/2012	$25.08	$29.73	1,697
01/01/2013 to 12/31/2013	$29.73	$44.65	1,178
01/01/2014 to 12/31/2014	$44.65	$44.70	1,377
01/01/2015 to 12/31/2015	$44.70	$53.26	1,517
01/01/2016 to 12/31/2016	$53.26	$55.65	1,500

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Japan
03/19/2007* to 12/31/2007	$14.90	$13.33	9,188
01/01/2008 to 12/31/2008	$13.33	$7.81	35,266
01/01/2009 to 12/31/2009	$7.81	$8.53	70,612
01/01/2010 to 12/31/2010	$8.53	$7.89	8,603
01/01/2011 to 12/31/2011	$7.89	$6.37	20,070
01/01/2012 to 12/31/2012	$6.37	$7.75	1,274
01/01/2013 to 12/31/2013	$7.75	$11.37	2,296
01/01/2014 to 12/31/2014	$11.37	$11.62	2,209
01/01/2015 to 12/31/2015	$11.62	$12.17	2,658
01/01/2016 to 12/31/2016	$12.17	$12.10	6,566
ProFund VP Large-Cap Growth
03/19/2007* to 12/31/2007	$10.99	$11.86	48,255
01/01/2008 to 12/31/2008	$11.86	$7.57	35,528
01/01/2009 to 12/31/2009	$7.57	$9.73	62,409
01/01/2010 to 12/31/2010	$9.73	$10.90	27,695
01/01/2011 to 12/31/2011	$10.90	$11.13	13,928
01/01/2012 to 12/31/2012	$11.13	$12.42	4,595
01/01/2013 to 12/31/2013	$12.42	$16.06	21,839
01/01/2014 to 12/31/2014	$16.06	$17.96	20,441
01/01/2015 to 12/31/2015	$17.96	$18.44	23,898
01/01/2016 to 12/31/2016	$18.44	$19.18	15,037
ProFund VP Large-Cap Value
03/19/2007* to 12/31/2007	$12.33	$12.33	99,574
01/01/2008 to 12/31/2008	$12.33	$7.27	125,444
01/01/2009 to 12/31/2009	$7.27	$8.59	52,612
01/01/2010 to 12/31/2010	$8.59	$9.60	24,767
01/01/2011 to 12/31/2011	$9.60	$9.39	13,186
01/01/2012 to 12/31/2012	$9.39	$10.72	10,064
01/01/2013 to 12/31/2013	$10.72	$13.79	4,495
01/01/2014 to 12/31/2014	$13.79	$15.08	10,326
01/01/2015 to 12/31/2015	$15.08	$14.23	6,715
01/01/2016 to 12/31/2016	$14.23	$16.26	17,529
ProFund VP Mid-Cap Growth
03/19/2007* to 12/31/2007	$12.58	$13.50	66,295
01/01/2008 to 12/31/2008	$13.50	$8.18	22,429
01/01/2009 to 12/31/2009	$8.18	$11.20	84,147
01/01/2010 to 12/31/2010	$11.20	$14.24	61,399
01/01/2011 to 12/31/2011	$14.24	$13.69	20,291
01/01/2012 to 12/31/2012	$13.69	$15.64	8,182
01/01/2013 to 12/31/2013	$15.64	$20.21	13,786
01/01/2014 to 12/31/2014	$20.21	$21.19	12,656
01/01/2015 to 12/31/2015	$21.19	$21.03	23,038
01/01/2016 to 12/31/2016	$21.03	$23.51	18,823

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
03/19/2007* to 12/31/2007	$14.70	$14.22	111,312
01/01/2008 to 12/31/2008	$14.22	$8.97	24,378
01/01/2009 to 12/31/2009	$8.97	$11.62	66,470
01/01/2010 to 12/31/2010	$11.62	$13.86	29,926
01/01/2011 to 12/31/2011	$13.86	$13.18	15,929
01/01/2012 to 12/31/2012	$13.18	$15.21	5,941
01/01/2013 to 12/31/2013	$15.21	$19.90	8,061
01/01/2014 to 12/31/2014	$19.90	$21.71	1,776
01/01/2015 to 12/31/2015	$21.71	$19.72	1,637
01/01/2016 to 12/31/2016	$19.72	$24.28	4,135
ProFund VP NASDAQ-100
03/19/2007* to 12/31/2007	$5.66	$6.62	365,042
01/01/2008 to 12/31/2008	$6.62	$3.77	46,227
01/01/2009 to 12/31/2009	$3.77	$5.67	106,523
01/01/2010 to 12/31/2010	$5.67	$6.64	61,261
01/01/2011 to 12/31/2011	$6.64	$6.67	43,377
01/01/2012 to 12/31/2012	$6.67	$7.67	26,307
01/01/2013 to 12/31/2013	$7.67	$10.20	49,815
01/01/2014 to 12/31/2014	$10.20	$11.82	61,468
01/01/2015 to 12/31/2015	$11.82	$12.57	59,548
01/01/2016 to 12/31/2016	$12.57	$13.10	55,796
ProFund VP Oil & Gas
03/19/2007* to 12/31/2007	$17.85	$23.90	69,547
01/01/2008 to 12/31/2008	$23.90	$14.92	57,664
01/01/2009 to 12/31/2009	$14.92	$17.06	33,679
01/01/2010 to 12/31/2010	$17.06	$19.89	27,013
01/01/2011 to 12/31/2011	$19.89	$20.14	18,015
01/01/2012 to 12/31/2012	$20.14	$20.51	17,173
01/01/2013 to 12/31/2013	$20.51	$25.19	16,506
01/01/2014 to 12/31/2014	$25.19	$22.23	16,193
01/01/2015 to 12/31/2015	$22.23	$16.87	18,326
01/01/2016 to 12/31/2016	$16.87	$20.73	23,756
ProFund VP Pharmaceuticals
03/19/2007* to 12/31/2007	$8.40	$8.65	30
01/01/2008 to 12/31/2008	$8.65	$6.89	19,024
01/01/2009 to 12/31/2009	$6.89	$7.98	29,266
01/01/2010 to 12/31/2010	$7.98	$7.94	28
01/01/2011 to 12/31/2011	$7.94	$9.12	8,784
01/01/2012 to 12/31/2012	$9.12	$10.10	2,396
01/01/2013 to 12/31/2013	$10.10	$13.17	4,472
01/01/2014 to 12/31/2014	$13.17	$15.56	3,222
01/01/2015 to 12/31/2015	$15.56	$16.09	3,274
01/01/2016 to 12/31/2016	$16.09	$15.33	2,715

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
03/19/2007* to 12/31/2007	$14.89	$19.31	46,746
01/01/2008 to 12/31/2008	$19.31	$13.23	71,505
01/01/2009 to 12/31/2009	$13.23	$17.73	56,194
01/01/2010 to 12/31/2010	$17.73	$23.33	64,508
01/01/2011 to 12/31/2011	$23.33	$18.66	62,028
01/01/2012 to 12/31/2012	$18.66	$15.79	55,549
01/01/2013 to 12/31/2013	$15.79	$9.70	46,093
01/01/2014 to 12/31/2014	$9.70	$7.31	51,943
01/01/2015 to 12/31/2015	$7.31	$4.86	29,991
01/01/2016 to 12/31/2016	$4.86	$7.50	30,298
ProFund VP Real Estate
03/19/2007* to 12/31/2007	$25.09	$19.59	9,995
01/01/2008 to 12/31/2008	$19.59	$11.39	7,045
01/01/2009 to 12/31/2009	$11.39	$14.43	7,879
01/01/2010 to 12/31/2010	$14.43	$17.81	5,530
01/01/2011 to 12/31/2011	$17.81	$18.47	3,293
01/01/2012 to 12/31/2012	$18.47	$21.42	1,736
01/01/2013 to 12/31/2013	$21.42	$21.23	1,163
01/01/2014 to 12/31/2014	$21.23	$26.27	4,950
01/01/2015 to 12/31/2015	$26.27	$26.09	1,741
01/01/2016 to 12/31/2016	$26.09	$27.31	1,186
ProFund VP Rising Rates Opportunity
03/19/2007* to 12/31/2007	$6.62	$6.29	50,450
01/01/2008 to 12/31/2008	$6.29	$3.86	54,538
01/01/2009 to 12/31/2009	$3.86	$5.06	82,738
01/01/2010 to 12/31/2010	$5.06	$4.20	116,704
01/01/2011 to 12/31/2011	$4.20	$2.60	73,818
01/01/2012 to 12/31/2012	$2.60	$2.40	55,376
01/01/2013 to 12/31/2013	$2.40	$2.76	49,060
01/01/2014 to 12/31/2014	$2.76	$1.91	43,196
01/01/2015 to 12/31/2015	$1.91	$1.86	37,638
01/01/2016 to 12/31/2016	$1.86	$1.75	59,255
ProFund VP Semiconductor
03/19/2007* to 12/31/2007	$7.08	$7.63	3,867
01/01/2008 to 12/31/2008	$7.63	$3.79	2,570
01/01/2009 to 12/31/2009	$3.79	$6.16	36,623
01/01/2010 to 12/31/2010	$6.16	$6.85	2,480
01/01/2011 to 12/31/2011	$6.85	$6.52	2,141
01/01/2012 to 12/31/2012	$6.52	$6.19	2,140
01/01/2013 to 12/31/2013	$6.19	$8.18	1,862
01/01/2014 to 12/31/2014	$8.18	$10.89	6,510
01/01/2015 to 12/31/2015	$10.89	$10.47	3,470
01/01/2016 to 12/31/2016	$10.47	$13.24	3,541

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short Mid-Cap
03/19/2007* to 12/31/2007	$8.08	$7.98	16
01/01/2008 to 12/31/2008	$7.98	$10.42	16
01/01/2009 to 12/31/2009	$10.42	$6.66	2,862
01/01/2010 to 12/31/2010	$6.66	$4.89	3,887
01/01/2011 to 12/31/2011	$4.89	$4.44	1,146
01/01/2012 to 12/31/2012	$4.44	$3.57	16
01/01/2013 to 12/31/2013	$3.57	$2.55	16
01/01/2014 to 12/31/2014	$2.55	$2.21	16
01/01/2015 to 12/31/2015	$2.21	$2.15	16
01/01/2016 to 12/31/2016	$2.15	$1.70	17
ProFund VP Short NASDAQ-100
03/19/2007* to 12/31/2007	$5.95	$5.15	27,418
01/01/2008 to 12/31/2008	$5.15	$7.55	13,959
01/01/2009 to 12/31/2009	$7.55	$4.44	27,423
01/01/2010 to 12/31/2010	$4.44	$3.46	69,389
01/01/2011 to 12/31/2011	$3.46	$3.07	35,450
01/01/2012 to 12/31/2012	$3.07	$2.47	36,583
01/01/2013 to 12/31/2013	$2.47	$1.72	36,044
01/01/2014 to 12/31/2014	$1.72	$1.38	42,471
01/01/2015 to 12/31/2015	$1.38	$1.18	129,117
01/01/2016 to 12/31/2016	$1.18	$1.06	141,645
ProFund VP Short Small-Cap
03/19/2007* to 12/31/2007	$8.07	$8.29	36,729
01/01/2008 to 12/31/2008	$8.29	$10.19	4,107
01/01/2009 to 12/31/2009	$10.19	$6.82	38
01/01/2010 to 12/31/2010	$6.82	$4.80	270
01/01/2011 to 12/31/2011	$4.80	$4.32	521
01/01/2012 to 12/31/2012	$4.32	$3.46	38
01/01/2013 to 12/31/2013	$3.46	$2.36	37
01/01/2014 to 12/31/2014	$2.36	$2.12	38
01/01/2015 to 12/31/2015	$2.12	$2.08	37
01/01/2016 to 12/31/2016	$2.08	$1.61	6,446
ProFund VP Small-Cap Growth
03/19/2007* to 12/31/2007	$14.15	$14.38	17,597
01/01/2008 to 12/31/2008	$14.38	$9.39	23,190
01/01/2009 to 12/31/2009	$9.39	$11.73	22,489
01/01/2010 to 12/31/2010	$11.73	$14.60	16,200
01/01/2011 to 12/31/2011	$14.60	$14.64	5,311
01/01/2012 to 12/31/2012	$14.64	$16.30	3,271
01/01/2013 to 12/31/2013	$16.30	$22.66	21,627
01/01/2014 to 12/31/2014	$22.66	$22.92	6,434
01/01/2015 to 12/31/2015	$22.92	$22.96	20,724
01/01/2016 to 12/31/2016	$22.96	$27.33	17,518

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
03/19/2007* to 12/31/2007	$13.49	$12.41	17,038
01/01/2008 to 12/31/2008	$12.41	$8.52	11,592
01/01/2009 to 12/31/2009	$8.52	$10.15	17,212
01/01/2010 to 12/31/2010	$10.15	$12.28	18,897
01/01/2011 to 12/31/2011	$12.28	$11.65	18,667
01/01/2012 to 12/31/2012	$11.65	$13.40	13,065
01/01/2013 to 12/31/2013	$13.40	$18.27	8,439
01/01/2014 to 12/31/2014	$18.27	$19.14	8,059
01/01/2015 to 12/31/2015	$19.14	$17.38	8,937
01/01/2016 to 12/31/2016	$17.38	$22.15	13,458
ProFund VP Technology
03/19/2007* to 12/31/2007	$5.22	$6.03	33,213
01/01/2008 to 12/31/2008	$6.03	$3.32	5,997
01/01/2009 to 12/31/2009	$3.32	$5.31	54,848
01/01/2010 to 12/31/2010	$5.31	$5.82	9,553
01/01/2011 to 12/31/2011	$5.82	$5.68	12,645
01/01/2012 to 12/31/2012	$5.68	$6.20	13,585
01/01/2013 to 12/31/2013	$6.20	$7.69	2,222
01/01/2014 to 12/31/2014	$7.69	$8.99	6,031
01/01/2015 to 12/31/2015	$8.99	$9.11	4,037
01/01/2016 to 12/31/2016	$9.11	$10.14	6,580
ProFund VP Telecommunications
03/19/2007* to 12/31/2007	$6.47	$6.71	45,957
01/01/2008 to 12/31/2008	$6.71	$4.35	123,183
01/01/2009 to 12/31/2009	$4.35	$4.63	20,232
01/01/2010 to 12/31/2010	$4.63	$5.30	40,615
01/01/2011 to 12/31/2011	$5.30	$5.34	19,077
01/01/2012 to 12/31/2012	$5.34	$6.16	18,651
01/01/2013 to 12/31/2013	$6.16	$6.84	18,197
01/01/2014 to 12/31/2014	$6.84	$6.81	18,160
01/01/2015 to 12/31/2015	$6.81	$6.84	19,512
01/01/2016 to 12/31/2016	$6.84	$8.24	17,485
ProFund VP U.S. Government Plus
03/19/2007* to 12/31/2007	$12.49	$13.34	60,317
01/01/2008 to 12/31/2008	$13.34	$19.77	45,312
01/01/2009 to 12/31/2009	$19.77	$13.19	30,635
01/01/2010 to 12/31/2010	$13.19	$14.38	11,626
01/01/2011 to 12/31/2011	$14.38	$20.42	16,919
01/01/2012 to 12/31/2012	$20.42	$20.42	11,913
01/01/2013 to 12/31/2013	$20.42	$16.35	8,884
01/01/2014 to 12/31/2014	$16.35	$22.08	9,008
01/01/2015 to 12/31/2015	$22.08	$20.62	9,263
01/01/2016 to 12/31/2016	$20.62	$20.35	8,732

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraBull
03/19/2007* to 12/31/2007	$9.97	$10.29	82,193
01/01/2008 to 12/31/2008	$10.29	$3.32	46,958
01/01/2009 to 12/31/2009	$3.32	$4.76	21,618
01/01/2010 to 12/31/2010	$4.76	$5.75	13,539
01/01/2011 to 12/31/2011	$5.75	$5.42	4,602
01/01/2012 to 12/31/2012	$5.42	$6.92	2,633
01/01/2013 to 12/31/2013	$6.92	$11.51	2,566
01/01/2014 to 12/31/2014	$11.51	$14.04	2,412
01/01/2015 to 12/31/2015	$14.04	$13.50	2,050
01/01/2016 to 12/31/2016	$13.50	$15.86	1,693
ProFund VP UltraMid-Cap
03/19/2007* to 12/31/2007	$16.49	$16.37	114,388
01/01/2008 to 12/31/2008	$16.37	$5.27	122,266
01/01/2009 to 12/31/2009	$5.27	$8.65	55,301
01/01/2010 to 12/31/2010	$8.65	$12.82	28,984
01/01/2011 to 12/31/2011	$12.82	$10.96	17,546
01/01/2012 to 12/31/2012	$10.96	$14.38	14,827
01/01/2013 to 12/31/2013	$14.38	$24.28	9,370
01/01/2014 to 12/31/2014	$24.28	$27.73	9,965
01/01/2015 to 12/31/2015	$27.73	$24.94	10,800
01/01/2016 to 12/31/2016	$24.94	$34.05	9,137
ProFund VP UltraNASDAQ-100
03/19/2007* to 12/31/2007	$1.31	$1.69	973,932
01/01/2008 to 12/31/2008	$1.69	$0.46	937,881
01/01/2009 to 12/31/2009	$0.46	$0.99	403,655
01/01/2010 to 12/31/2010	$0.99	$1.32	339,500
01/01/2011 to 12/31/2011	$1.32	$1.30	278,040
01/01/2012 to 12/31/2012	$1.30	$1.72	263,379
01/01/2013 to 12/31/2013	$1.72	$3.04	206,334
01/01/2014 to 12/31/2014	$3.04	$4.09	225,111
01/01/2015 to 12/31/2015	$4.09	$4.60	213,047
01/01/2016 to 12/31/2016	$4.60	$4.95	127,727
ProFund VP UltraSmall-Cap
03/19/2007* to 12/31/2007	$14.87	$13.01	28,440
01/01/2008 to 12/31/2008	$13.01	$4.36	16,457
01/01/2009 to 12/31/2009	$4.36	$6.05	25,576
01/01/2010 to 12/31/2010	$6.05	$8.89	13,899
01/01/2011 to 12/31/2011	$8.89	$7.14	6,903
01/01/2012 to 12/31/2012	$7.14	$9.15	6,607
01/01/2013 to 12/31/2013	$9.15	$16.92	2,604
01/01/2014 to 12/31/2014	$16.92	$17.65	1,617
01/01/2015 to 12/31/2015	$17.65	$15.20	1,026
01/01/2016 to 12/31/2016	$15.20	$21.01	1,010

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
03/19/2007* to 12/31/2007	$12.26	$13.39	131,376
01/01/2008 to 12/31/2008	$13.39	$9.19	51,138
01/01/2009 to 12/31/2009	$9.19	$10.07	13,566
01/01/2010 to 12/31/2010	$10.07	$10.56	8,032
01/01/2011 to 12/31/2011	$10.56	$12.29	10,351
01/01/2012 to 12/31/2012	$12.29	$12.18	7,869
01/01/2013 to 12/31/2013	$12.18	$13.67	5,182
01/01/2014 to 12/31/2014	$13.67	$17.03	8,568
01/01/2015 to 12/31/2015	$17.03	$15.78	11,264
01/01/2016 to 12/31/2016	$15.78	$17.98	18,781
Wells Fargo VT International Equity Fund - Class 1
07/16/2010* to 12/31/2010	$12.49	$15.14	24,499
01/01/2011 to 12/31/2011	$15.14	$13.07	29,906
01/01/2012 to 12/31/2012	$13.07	$14.71	29,228
01/01/2013 to 12/31/2013	$14.71	$17.47	30,007
01/01/2014 to 12/31/2014	$17.47	$16.38	24,619
01/01/2015 to 12/31/2015	$16.38	$16.59	24,849
01/01/2016 to 12/31/2016	$16.59	$16.96	26,081
Wells Fargo VT Intrinsic Value Fund - Class 2
07/16/2010* to 12/31/2010	$15.31	$17.89	5,573
01/01/2011 to 12/31/2011	$17.89	$17.33	3,437
01/01/2012 to 12/31/2012	$17.33	$20.49	3,617
01/01/2013 to 12/31/2013	$20.49	$26.44	3,404
01/01/2014 to 12/31/2014	$26.44	$28.87	3,181
01/01/2015 to 12/31/2015	$28.87	$28.43	4,818
01/01/2016 to 04/29/2016	$28.43	$28.53	0
Wells Fargo VT Omega Growth Fund - Class 1
07/16/2010* to 12/31/2010	$11.34	$14.34	6,844
01/01/2011 to 12/31/2011	$14.34	$13.44	14,852
01/01/2012 to 12/31/2012	$13.44	$16.07	10,531
01/01/2013 to 12/31/2013	$16.07	$22.30	9,762
01/01/2014 to 12/31/2014	$22.30	$22.98	17,102
01/01/2015 to 12/31/2015	$22.98	$23.12	12,954
01/01/2016 to 12/31/2016	$23.12	$23.07	12,271
Wells Fargo VT Small Cap Growth Fund - Class 1
07/16/2010* to 12/31/2010	$9.59	$12.29	11,217
01/01/2011 to 12/31/2011	$12.29	$11.63	9,036
01/01/2012 to 12/31/2012	$11.63	$12.45	6,706
01/01/2013 to 12/31/2013	$12.45	$18.56	5,797
01/01/2014 to 12/31/2014	$18.56	$18.07	6,221
01/01/2015 to 12/31/2015	$18.07	$17.42	7,082
01/01/2016 to 12/31/2016	$17.42	$18.64	6,894
*Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$704,432,413	$496,240,849	$583,213,757	$158,081,934	$845,590,866
Net Assets	$704,432,413	$496,240,849	$583,213,757	$158,081,934	$845,590,866

NET ASSETS, representing:
Accumulation units	$704,432,413	$496,240,849	$583,213,757	$158,081,934	$845,590,866
	$704,432,413	$496,240,849	$583,213,757	$158,081,934	$845,590,866

Units outstanding	30,848,696	23,078,342	53,815,701	3,928,320	51,381,773

Portfolio shares held	24,874,026	19,746,950	583,213,757	14,516,247	49,594,772
Portfolio net asset value per share	$28.32	$25.13	$1.00	$10.89	$17.05
Investment in portfolio shares, at cost	$502,085,291	$374,246,386	$583,213,757	$129,103,981	$681,983,742

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,847,563	8,312,863	9,109,177	2,431,672	15,067,348

NET INVESTMENT INCOME (LOSS)	(10,847,563)	(8,312,863)	(9,109,177)	(2,431,672)	(15,067,348)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	68,770,304	80,624,594	—	16,356,712	54,499,772
Net change in unrealized gain (loss) on investments	4,270,884	(74,661,705)	—	(10,276,515)	(24,266,474)
NET GAIN (LOSS) ON INVESTMENTS	73,041,188	5,962,889	—	6,080,197	30,233,298

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$62,193,625	$(2,349,974)	$(9,109,177)	$3,648,525	$15,165,950

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$82,219,103	$212,196,345	$225,039,697	$83,454,690	$289,355,484
Net Assets	$82,219,103	$212,196,345	$225,039,697	$83,454,690	$289,355,484

NET ASSETS, representing:
Accumulation units	$82,219,103	$212,196,345	$225,039,697	$83,454,690	$289,355,484
	$82,219,103	$212,196,345	$225,039,697	$83,454,690	$289,355,484

Units outstanding	4,705,195	9,501,246	9,808,230	3,333,367	7,880,112

Portfolio shares held	6,329,415	22,646,355	14,490,644	3,836,997	10,845,408
Portfolio net asset value per share	$12.99	$9.37	$15.53	$21.75	$26.68
Investment in portfolio shares, at cost	$66,906,825	$192,990,482	$154,643,055	$68,324,689	$164,685,240

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,305,978	2,955,301	3,416,665	1,255,926	3,957,965
NET INVESTMENT INCOME (LOSS)	(1,305,978)	(2,955,301)	(3,416,665)	(1,255,926)	(3,957,965)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,640,514	1,491,374	24,867,692	9,773,181	26,863,686
Net change in unrealized gain (loss) on investments	(1,533,414)	28,102,516	(10,087,067)	155,933	40,064,803
NET GAIN (LOSS) ON INVESTMENTS	4,107,100	29,593,890	14,780,625	9,929,114	66,928,489

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,801,122	$26,638,589	$11,363,960	$8,673,188	$62,970,524

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$437,211,527	$208,347,615	$270,243,798	$285,071,977	$888,257,347
Net Assets	$437,211,527	$208,347,615	$270,243,798	$285,071,977	$888,257,347

NET ASSETS, representing:
Accumulation units	$437,211,527	$208,347,615	$270,243,798	$285,071,977	$888,257,347
	$437,211,527	$208,347,615	$270,243,798	$285,071,977	$888,257,347

Units outstanding	35,196,250	5,050,711	12,782,200	16,080,235	35,249,915

Portfolio shares held	58,923,386	9,841,645	10,827,075	23,309,238	23,686,863
Portfolio net asset value per share	$7.42	$21.17	$24.96	$12.23	$37.50
Investment in portfolio shares, at cost	$429,114,783	$152,890,136	$184,765,863	$273,510,506	$590,552,309

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	7,032,400	2,903,910	3,991,143	4,641,064	13,940,050

NET INVESTMENT INCOME (LOSS)	(7,032,400)	(2,903,910)	(3,991,143)	(4,641,064)	(13,940,050)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,740,799	22,619,854	20,929,129	6,995,300	88,869,024
Net change in unrealized gain (loss) on investments	(32,160,928)	17,815,198	22,745,345	1,036,171	(41,417,284)
NET GAIN (LOSS) ON INVESTMENTS	2,579,871	40,435,052	43,674,474	8,031,471	47,451,740

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,452,529)	$37,531,142	$39,683,331	$3,390,407	$33,511,690

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$199,925,521	$374,923,461	$143,791,622	$347,993,883	$1,214,177,841
Net Assets	$199,925,521	$374,923,461	$143,791,622	$347,993,883	$1,214,177,841

NET ASSETS, representing:
Accumulation units	$199,925,521	$374,923,461	$143,791,622	$347,993,883	$1,214,177,841
	$199,925,521	$374,923,461	$143,791,622	$347,993,883	$1,214,177,841

Units outstanding	12,479,006	8,643,865	5,459,012	24,854,155	70,181,102

Portfolio shares held	11,021,253	12,220,452	4,003,108	32,953,966	92,898,075
Portfolio net asset value per share	$18.14	$30.68	$35.92	$10.56	$13.07
Investment in portfolio shares, at cost	$127,921,826	$222,936,635	$117,888,597	$346,594,906	$1,134,453,751

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,233,372	5,046,509	2,119,590	5,660,654	20,424,381

NET INVESTMENT INCOME (LOSS)	(3,233,372)	(5,046,509)	(2,119,590)	(5,660,654)	(20,424,381)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,860,085	34,776,374	13,254,713	(768,757)	18,666,234
Net change in unrealized gain (loss) on investments	(19,799,414)	21,653,251	758,780	6,924,172	35,566,797
NET GAIN (LOSS) ON INVESTMENTS	3,060,671	56,429,625	14,013,493	6,155,415	54,233,031

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(172,701)	$51,383,116	$11,893,903	$494,761	$33,808,650

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$178,788,114	$146,743,080	$2,484,301,477	$116,299,393	$212,926,276
Net Assets	$178,788,114	$146,743,080	$2,484,301,477	$116,299,393	$212,926,276

NET ASSETS, representing:
Accumulation units	$178,788,114	$146,743,080	$2,484,301,477	$116,299,393	$212,926,276
	$178,788,114	$146,743,080	$2,484,301,477	$116,299,393	$212,926,276

Units outstanding	7,871,267	5,285,835	121,957,514	7,932,431	8,903,020

Portfolio shares held	7,154,386	7,001,101	97,884,219	6,699,274	12,850,107
Portfolio net asset value per share	$24.99	$20.96	$25.38	$17.36	$16.57
Investment in portfolio shares, at cost	$129,903,386	$139,420,758	$1,960,245,240	$103,736,788	$192,489,195

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,395,710	2,146,705	41,027,268	1,940,121	3,565,848

NET INVESTMENT INCOME (LOSS)	(2,395,710)	(2,146,705)	(41,027,268)	(1,940,121)	(3,565,848)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	18,963,793	(4,200,821)	120,914,625	1,288,351	25,357,312
Net change in unrealized gain (loss) on investments	2,703,114	32,813,029	49,336,718	(1,530,467)	(12,392,293)
NET GAIN (LOSS) ON INVESTMENTS	21,666,907	28,612,208	170,251,343	(242,116)	12,965,019

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,271,197	$26,465,503	$129,224,075	$(2,182,237)	$9,399,171

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$149,957,251	$146,207,718	$310,842,426	$369,268,033	$4,366,612,652
Net Assets	$149,957,251	$146,207,718	$310,842,426	$369,268,033	$4,366,612,652

NET ASSETS, representing:
Accumulation units	$149,957,251	$146,207,718	$310,842,426	$369,268,033	$4,366,612,652
	$149,957,251	$146,207,718	$310,842,426	$369,268,033	$4,366,612,652

Units outstanding	8,193,919	9,497,243	16,103,157	28,129,997	290,610,583

Portfolio shares held	6,311,332	13,562,868	23,477,525	27,577,896	271,218,177
Portfolio net asset value per share	$23.76	$10.78	$13.24	$13.39	$16.10
Investment in portfolio shares, at cost	$142,032,488	$147,287,258	$275,239,695	$331,142,096	$3,114,279,821

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,320,894	2,241,183	5,013,578	6,246,304	77,582,685

NET INVESTMENT INCOME (LOSS)	(2,320,894)	(2,241,183)	(5,013,578)	(6,246,304)	(77,582,685)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,038,027	(3,769,950)	15,534,859	22,147,316	247,669,633
Net change in unrealized gain (loss) on investments	(4,453,587)	9,709,651	(29,392,379)	(1,465,861)	22,547,319
NET GAIN (LOSS) ON INVESTMENTS	1,584,440	5,939,701	(13,857,520)	20,681,455	270,216,952

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(736,454)	$3,698,518	$(18,871,098)	$14,435,151	$192,634,267

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,038,309,543	$2,610,816,667	$1,852,755,272	$1,526,445,793	$775,397,314
Net Assets	$2,038,309,543	$2,610,816,667	$1,852,755,272	$1,526,445,793	$775,397,314

NET ASSETS, representing:
Accumulation units	$2,038,309,543	$2,610,816,667	$1,852,755,272	$1,526,445,793	$775,397,314
	$2,038,309,543	$2,610,816,667	$1,852,755,272	$1,526,445,793	$775,397,314

Units outstanding	164,069,162	175,198,498	129,994,592	107,424,563	65,645,594

Portfolio shares held	151,772,862	166,294,055	125,952,092	97,411,984	61,393,295
Portfolio net asset value per share	$13.43	$15.70	$14.71	$15.67	$12.63
Investment in portfolio shares, at cost	$1,693,283,521	$1,901,227,910	$1,483,423,885	$1,414,264,381	$658,896,690

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37,534,067	44,777,810	33,939,048	24,825,364	13,392,316

NET INVESTMENT INCOME (LOSS)	(37,534,067)	(44,777,810)	(33,939,048)	(24,825,364)	(13,392,316)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	108,273,882	119,462,164	75,050,881	97,335,252	44,756,050
Net change in unrealized gain (loss) on investments	8,058,808	34,807,240	27,753,438	(11,531,683)	(10,776,354)
NET GAIN (LOSS) ON INVESTMENTS	116,332,690	154,269,404	102,804,319	85,803,569	33,979,696

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$78,798,623	$109,491,594	$68,865,271	$60,978,205	$20,587,380

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$583,430,834	$585,982,750	$473,796,478	$909,747	$3,373,657
Net Assets	$583,430,834	$585,982,750	$473,796,478	$909,747	$3,373,657

NET ASSETS, representing:
Accumulation units	$583,430,834	$585,982,750	$473,796,478	$909,747	$3,373,657
	$583,430,834	$585,982,750	$473,796,478	$909,747	$3,373,657

Units outstanding	44,703,634	48,165,319	37,396,985	51,796	146,245

Portfolio shares held	41,913,135	46,432,864	39,319,210	99,972	237,081
Portfolio net asset value per share	$13.92	$12.62	$12.05	$9.10	$14.23
Investment in portfolio shares, at cost	$470,421,131	$497,058,454	$436,333,866	$1,077,045	$2,921,270

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$10,905	$77,894

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	9,741,971	9,933,270	8,001,657	12,274	34,932

NET INVESTMENT INCOME (LOSS)	(9,741,971)	(9,933,270)	(8,001,657)	(1,369)	42,962

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	130,607	39,278
Net realized gain (loss) on shares redeemed	39,595,149	29,837,126	13,061,333	29,278	95,276
Net change in unrealized gain (loss) on investments	(13,998,197)	(1,982,807)	10,989,620	(77,022)	(37,386)
NET GAIN (LOSS) ON INVESTMENTS	25,596,952	27,854,319	24,050,953	82,863	97,168

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,854,981	$17,921,049	$16,049,296	$81,494	$140,130

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund	ProFund VP Asia 30	ProFund VP Banks
ASSETS
Investment in the portfolios, at fair value	$388,048	$3,894,685	$—	$7,913,913	$8,514,468
Net Assets	$388,048	$3,894,685	$—	$7,913,913	$8,514,468

NET ASSETS, representing:
Accumulation units	$388,048	$3,894,685	$—	$7,913,913	$8,514,468
	$388,048	$3,894,685	$—	$7,913,913	$8,514,468

Units outstanding	12,726	286,440	—	395,595	986,991

Portfolio shares held	25,346	657,886	—	167,455	384,574
Portfolio net asset value per share	$15.31	$5.92	$—	$47.26	$22.14
Investment in portfolio shares, at cost	$315,537	$4,042,117	$—	$8,074,869	$7,561,467

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund	ProFund VP Asia 30	ProFund VP Banks
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	8/5/2016**	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$755,082	$103,368	$9,893

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,679	58,962	275,276	128,243	50,412

NET INVESTMENT INCOME (LOSS)	(3,679)	(58,962)	479,806	(24,875)	(40,519)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	74,276	—	—	—	—
Net realized gain (loss) on shares redeemed	10,100	220,397	(6,069,344)	(1,257,453)	(259,269)
Net change in unrealized gain (loss) on investments	(38,826)	(424,372)	8,659,213	1,027,047	1,024,130
NET GAIN (LOSS) ON INVESTMENTS	45,550	(203,975)	2,589,869	(230,406)	764,861

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$41,871	$(262,937)	$3,069,675	$(255,281)	$724,342

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull
ASSETS
Investment in the portfolios, at fair value	$4,236,952	$9,700,563	$8,774,245	$7,388,641	$26,468,834
Net Assets	$4,236,952	$9,700,563	$8,774,245	$7,388,641	$26,468,834

NET ASSETS, representing:
Accumulation units	$4,236,952	$9,700,563	$8,774,245	$7,388,641	$26,468,834
	$4,236,952	$9,700,563	$8,774,245	$7,388,641	$26,468,834

Units outstanding	2,068,507	373,417	468,974	445,968	1,486,445

Portfolio shares held	105,135	168,852	154,831	548,119	607,780
Portfolio net asset value per share	$40.30	$57.45	$56.67	$13.48	$43.55
Investment in portfolio shares, at cost	$4,416,570	$10,121,396	$8,227,351	$6,795,722	$25,482,080

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$30,267	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	93,660	154,447	104,814	103,560	354,193

NET INVESTMENT INCOME (LOSS)	(93,660)	(154,447)	(74,547)	(103,560)	(354,193)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	161,756	—	1,392,415	477,484
Net realized gain (loss) on shares redeemed	(899,864)	(3,439,082)	(409,813)	(376,032)	(235,920)
Net change in unrealized gain (loss) on investments	(21,552)	620,601	1,581,376	435,238	1,513,612
NET GAIN (LOSS) ON INVESTMENTS	(921,416)	(2,656,725)	1,171,563	1,451,621	1,755,176

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,015,076)	$(2,811,172)	$1,097,016	$1,348,061	$1,400,983

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
ASSETS
Investment in the portfolios, at fair value	$9,291,678	$10,411,194	$19,307,976	$10,658,955	$19,362,316
Net Assets	$9,291,678	$10,411,194	$19,307,976	$10,658,955	$19,362,316

NET ASSETS, representing:
Accumulation units	$9,291,678	$10,411,194	$19,307,976	$10,658,955	$19,362,316
	$9,291,678	$10,411,194	$19,307,976	$10,658,955	$19,362,316

Units outstanding	471,170	507,579	896,888	942,163	1,687,630

Portfolio shares held	150,888	175,924	499,818	511,466	544,344
Portfolio net asset value per share	$61.58	$59.18	$38.63	$20.84	$35.57
Investment in portfolio shares, at cost	$8,915,839	$10,312,992	$18,923,260	$10,301,874	$17,418,250

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$154,000	$213,497	$317,039	$45,850

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	183,878	220,206	217,810	144,787	212,208

NET INVESTMENT INCOME (LOSS)	(183,878)	(66,206)	(4,313)	172,252	(166,358)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	124,431	—	—	—	—
Net realized gain (loss) on shares redeemed	(825,604)	636,570	(3,895,611)	(1,177,853)	304,100
Net change in unrealized gain (loss) on investments	976,802	(192,378)	7,129,733	1,466,740	1,502,892
NET GAIN (LOSS) ON INVESTMENTS	275,629	444,192	3,234,122	288,887	1,806,992

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$91,751	$377,986	$3,229,809	$461,139	$1,640,634

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet
ASSETS
Investment in the portfolios, at fair value	$9,485,960	$29,357,026	$19,771,965	$11,428,504	$6,531,385
Net Assets	$9,485,960	$29,357,026	$19,771,965	$11,428,504	$6,531,385

NET ASSETS, representing:
Accumulation units	$9,485,960	$29,357,026	$19,771,965	$11,428,504	$6,531,385
	$9,485,960	$29,357,026	$19,771,965	$11,428,504	$6,531,385

Units outstanding	501,443	1,493,228	980,607	537,953	123,445

Portfolio shares held	418,252	455,925	678,982	167,377	79,787
Portfolio net asset value per share	$22.68	$64.39	$29.12	$68.28	$81.86
Investment in portfolio shares, at cost	$9,645,015	$30,656,089	$19,875,169	$10,685,680	$6,461,316

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$609,891	$14,308	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	270,899	593,659	215,476	119,074	92,617

NET INVESTMENT INCOME (LOSS)	(270,899)	(593,659)	394,415	(104,766)	(92,617)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	436,361
Net realized gain (loss) on shares redeemed	1,070,870	2,240,853	531,487	196,571	(168,785)
Net change in unrealized gain (loss) on investments	(181,067)	(4,578,788)	359,802	839,081	(358,166)
NET GAIN (LOSS) ON INVESTMENTS	889,803	(2,337,935)	891,289	1,035,652	(90,590)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$618,904	$(2,931,594)	$1,285,704	$930,886	$(183,207)

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals
ASSETS
Investment in the portfolios, at fair value	$5,496,927	$14,055,197	$19,651,414	$23,708,035	$4,779,288
Net Assets	$5,496,927	$14,055,197	$19,651,414	$23,708,035	$4,779,288

NET ASSETS, representing:
Accumulation units	$5,496,927	$14,055,197	$19,651,414	$23,708,035	$4,779,288
	$5,496,927	$14,055,197	$19,651,414	$23,708,035	$4,779,288

Units outstanding	463,778	1,921,865	852,422	1,001,574	315,982

Portfolio shares held	125,215	749,211	443,999	526,611	134,932
Portfolio net asset value per share	$43.90	$18.76	$44.26	$45.02	$35.42
Investment in portfolio shares, at cost	$4,924,164	$14,708,829	$19,034,733	$22,228,646	$5,107,040

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$34,645	$54,578

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	76,704	227,814	260,804	224,249	83,182

NET INVESTMENT INCOME (LOSS)	(76,704)	(227,814)	(260,804)	(189,604)	(28,604)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	1,079,332	303,822	332,178
Net realized gain (loss) on shares redeemed	(1,246,933)	5,598,065	(633,746)	635,017	(612,279)
Net change in unrealized gain (loss) on investments	953,936	(157,572)	1,351,206	2,259,007	(171,842)
NET GAIN (LOSS) ON INVESTMENTS	(292,997)	5,440,493	1,796,792	3,197,846	(451,943)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(369,701)	$5,212,679	$1,535,988	$3,008,242	$(480,547)

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$8,657,835	$9,305,791	$17,931,101	$2,515,112	$22,673,093
Net Assets	$8,657,835	$9,305,791	$17,931,101	$2,515,112	$22,673,093

NET ASSETS, representing:
Accumulation units	$8,657,835	$9,305,791	$17,931,101	$2,515,112	$22,673,093
	$8,657,835	$9,305,791	$17,931,101	$2,515,112	$22,673,093

Units outstanding	348,000	5,621,732	1,079,216	195,197	838,868

Portfolio shares held	133,156	175,846	544,853	64,375	598,551
Portfolio net asset value per share	$65.02	$52.92	$32.91	$39.07	$37.88
Investment in portfolio shares, at cost	$8,843,715	$9,447,579	$17,667,416	$2,336,064	$21,239,557

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$186,415	$—	$—	$2,670	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	150,559	85,837	275,488	23,573	255,360

NET INVESTMENT INCOME (LOSS)	35,856	(85,837)	(275,488)	(20,903)	(255,360)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	724,490	—	1,084,762
Net realized gain (loss) on shares redeemed	192,392	(176,982)	(1,224,837)	265,514	(714,175)
Net change in unrealized gain (loss) on investments	(111,607)	(84,455)	511,479	150,595	2,282,141
NET GAIN (LOSS) ON INVESTMENTS	80,785	(261,437)	11,132	416,109	2,652,728

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$116,641	$(347,274)	$(264,356)	$395,206	$2,397,368

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology
ASSETS
Investment in the portfolios, at fair value	$388,924	$1,406,535	$261,514	$18,734,120	$6,161,793
Net Assets	$388,924	$1,406,535	$261,514	$18,734,120	$6,161,793

NET ASSETS, representing:
Accumulation units	$388,924	$1,406,535	$261,514	$18,734,120	$6,161,793
	$388,924	$1,406,535	$261,514	$18,734,120	$6,161,793

Units outstanding	239,119	1,415,740	165,563	826,550	543,089

Portfolio shares held	9,682	91,991	17,273	405,237	197,937
Portfolio net asset value per share	$40.17	$15.29	$15.14	$46.23	$31.13
Investment in portfolio shares, at cost	$387,597	$1,430,339	$260,984	$16,205,444	$5,796,275

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	7,163	23,725	10,376	191,976	73,306

NET INVESTMENT INCOME (LOSS)	(7,163)	(23,725)	(10,376)	(191,976)	(73,306)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	55,085	—	—	—	—
Net realized gain (loss) on shares redeemed	(138,327)	(156,390)	(325,309)	(420,993)	410,091
Net change in unrealized gain (loss) on investments	(8,593)	(34,264)	(68)	3,669,763	212,269
NET GAIN (LOSS) ON INVESTMENTS	(91,835)	(190,654)	(325,377)	3,248,770	622,360

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(98,998)	$(214,379)	$(335,753)	$3,056,794	$549,054

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities
ASSETS
Investment in the portfolios, at fair value	$6,814,660	$22,799,598	$35,718,706	$8,739,830	$20,609,104
Net Assets	$6,814,660	$22,799,598	$35,718,706	$8,739,830	$20,609,104

NET ASSETS, representing:
Accumulation units	$6,814,660	$22,799,598	$35,718,706	$8,739,830	$20,609,104
	$6,814,660	$22,799,598	$35,718,706	$8,739,830	$20,609,104

Units outstanding	622,302	667,571	6,056,730	397,518	1,019,763

Portfolio shares held	167,108	332,307	517,662	346,681	471,820
Portfolio net asset value per share	$40.78	$68.61	$69.00	$25.21	$43.68
Investment in portfolio shares, at cost	$6,514,111	$21,835,301	$35,151,105	$7,838,020	$19,859,134
STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$122,802	$—	$—	$—	$375,945

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	110,577	197,563	412,432	86,446	375,677

NET INVESTMENT INCOME (LOSS)	12,225	(197,563)	(412,432)	(86,446)	268

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	3,350,507	—	701,881
Net realized gain (loss) on shares redeemed	586,253	3,990,736	(230,784)	932,115	736,251
Net change in unrealized gain (loss) on investments	442,850	2,065,167	(1,525,403)	1,072,670	1,465,297
NET GAIN (LOSS) ON INVESTMENTS	1,029,103	6,055,903	1,594,320	2,004,785	2,903,429

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,041,328	$5,858,340	$1,181,888	$1,918,339	$2,903,697

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy
ASSETS
Investment in the portfolios, at fair value	$17,649,781	$18,603,042	$1,280,177	$7,781,154	$20,611
Net Assets	$17,649,781	$18,603,042	$1,280,177	$7,781,154	$20,611

NET ASSETS, representing:
Accumulation units	$17,649,781	$18,603,042	$1,280,177	$7,781,154	$20,611
	$17,649,781	$18,603,042	$1,280,177	$7,781,154	$20,611

Units outstanding	955,852	1,195,293	105,514	520,851	8,169

Portfolio shares held	307,060	447,942	14,291	244,076	245
Portfolio net asset value per share	$57.48	$41.53	$89.58	$31.88	$84.21
Investment in portfolio shares, at cost	$18,194,971	$16,902,192	$518,961	$5,452,630	$45,458

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$7,857	$175,544	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	260,716	224,344	17,282	115,529	398

NET INVESTMENT INCOME (LOSS)	(252,859)	(48,800)	(17,282)	(115,529)	(398)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,480,353	—	—	1,002,518	—
Net realized gain (loss) on shares redeemed	(292,547)	(68,940)	96,602	489,275	(19,881)
Net change in unrealized gain (loss) on investments	(717,925)	2,007,143	84,590	(1,029,293)	16,518
NET GAIN (LOSS) ON INVESTMENTS	469,881	1,938,203	181,192	462,500	(3,363)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$217,022	$1,889,403	$163,910	$346,971	$(3,761)

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Invesco V.I. Global Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$30,112,105	$16,817,274	$20,761,133	$328,708	$1,122,725
Net Assets	$30,112,105	$16,817,274	$20,761,133	$328,708	$1,122,725

NET ASSETS, representing:
Accumulation units	$30,112,105	$16,817,274	$20,761,133	$328,708	$1,122,725
	$30,112,105	$16,817,274	$20,761,133	$328,708	$1,122,725

Units outstanding	1,227,569	1,824,078	500,177	37,675	55,229

Portfolio shares held	1,248,947	940,038	1,083,566	73,867	134,781
Portfolio net asset value per share	$24.11	$17.89	$19.16	$4.45	$8.33
Investment in portfolio shares, at cost	$39,154,244	$16,802,873	$13,772,235	$354,454	$1,079,590

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Invesco V.I. Global Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$193,891	$9,633	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	498,416	242,178	303,843	4,665	16,446

NET INVESTMENT INCOME (LOSS)	(498,416)	(242,178)	(109,952)	4,968	(16,446)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,144,698	778,667	617,769	26,073	109,071
Net realized gain (loss) on shares redeemed	2,833,202	857,774	1,092,804	(19,714)	93,851
Net change in unrealized gain (loss) on investments	(13,237,970)	(1,958,913)	(316,612)	(9,414)	(129,669)
NET GAIN (LOSS) ON INVESTMENTS	(5,260,070)	(322,472)	1,393,961	(3,055)	73,253

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,758,486)	$(564,650)	$1,284,009	$1,913	$56,807

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Total Return Bond	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$1,084,883,996	$3,011,851,621	$1,685,524,228	$1,903,633,418
Net Assets	$—	$1,084,883,996	$3,011,851,621	$1,685,524,228	$1,903,633,418

NET ASSETS, representing:
Accumulation units	$—	$1,084,883,996	$3,011,851,621	$1,685,524,228	$1,903,633,418
	$—	$1,084,883,996	$3,011,851,621	$1,685,524,228	$1,903,633,418

Units outstanding	—	87,946,003	227,652,293	111,128,228	123,882,307

Portfolio shares held	—	85,088,941	210,766,384	104,496,232	264,761,254
Portfolio net asset value per share	$—	$12.75	$14.29	$16.13	$7.19
Investment in portfolio shares, at cost	$—	$878,077,746	$2,610,811,133	$1,241,632,454	$1,945,221,109

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Total Return Bond	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	4/29/2016**	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$13,069	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	12,904	19,708,583	49,580,323	29,617,923	34,782,986

NET INVESTMENT INCOME (LOSS)	165	(19,708,583)	(49,580,323)	(29,617,923)	(34,782,986)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	78,757	66,255,697	197,272,021	94,251,698	148,613,437
Net change in unrealized gain (loss) on investments	(14,533)	(26,377,304)	60,290,213	13,855,634	(34,788,919)
NET GAIN (LOSS) ON INVESTMENTS	64,224	39,878,393	257,562,234	108,107,332	113,824,518

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$64,389	$20,169,810	$207,981,911	$78,489,409	$79,041,532

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
ASSETS
Investment in the portfolios, at fair value	$47,158,785	$45,951,839	$33,241,263	$88,364,767	$60,168
Net Assets	$47,158,785	$45,951,839	$33,241,263	$88,364,767	$60,168

NET ASSETS, representing:
Accumulation units	$47,158,785	$45,951,839	$33,241,263	$88,364,767	$60,168
	$47,158,785	$45,951,839	$33,241,263	$88,364,767	$60,168

Units outstanding	3,645,255	3,505,674	2,551,713	10,177,020	5,946

Portfolio shares held	3,730,917	4,363,897	2,941,705	11,045,596	6,900
Portfolio net asset value per share	$12.64	$10.53	$11.30	$8.00	$8.72
Investment in portfolio shares, at cost	$45,135,966	$44,996,068	$32,194,844	$89,157,020	$60,168

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,106,932	1,026,491	571,521	1,417,129	453,266

NET INVESTMENT INCOME (LOSS)	(1,106,932)	(1,026,491)	(571,521)	(1,417,129)	(453,266)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	787,410	1,627,023	1,567,105	(9,626,355)	(22,115)
Net change in unrealized gain (loss) on investments	197,526	(701,374)	(1,852,210)	18,309,232	201,125
NET GAIN (LOSS) ON INVESTMENTS	984,936	925,649	(285,105)	8,682,877	179,010

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(121,996)	$(100,842)	$(856,626)	$7,265,748	$(274,256)

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
ASSETS
Investment in the portfolios, at fair value	$97,678,427	$23,338,627	$52,129,560	$52,962,874	$117,600,351
Net Assets	$97,678,427	$23,338,627	$52,129,560	$52,962,874	$117,600,351

NET ASSETS, representing:
Accumulation units	$97,678,427	$23,338,627	$52,129,560	$52,962,874	$117,600,351
	$97,678,427	$23,338,627	$52,129,560	$52,962,874	$117,600,351

Units outstanding	8,854,790	1,326,726	2,678,434	4,747,858	9,108,751

Portfolio shares held	14,406,848	1,179,910	2,280,383	4,330,570	8,076,947
Portfolio net asset value per share	$6.78	$19.78	$22.86	$12.23	$14.56
Investment in portfolio shares, at cost	$96,442,320	$20,592,878	$51,323,320	$52,742,729	$116,740,236

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,253,545	335,961	925,795	907,765	2,868,924

NET INVESTMENT INCOME (LOSS)	(2,253,545)	(335,961)	(925,795)	(907,765)	(2,868,924)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,761,991	(860,335)	4,735,647	377,514	4,990,862
Net change in unrealized gain (loss) on investments	(560,184)	3,380,067	(7,000,343)	18,089	(238,550)
NET GAIN (LOSS) ON INVESTMENTS	3,201,807	2,519,732	(2,264,696)	395,603	4,752,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$948,262	$2,183,771	$(3,190,491)	$(512,162)	$1,883,388

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$—	$2,045,528	$—	$14,728,336	$10,905,255
Net Assets	$—	$2,045,528	$—	$14,728,336	$10,905,255

NET ASSETS, representing:
Accumulation units	$—	$2,045,528	$—	$14,728,336	$10,905,255
	$—	$2,045,528	$—	$14,728,336	$10,905,255

Units outstanding	—	108,314	—	731,672	599,250

Portfolio shares held	—	95,675	—	663,439	1,281,464
Portfolio net asset value per share	$—	$21.38	$—	$22.20	$8.51
Investment in portfolio shares, at cost	$—	$2,298,398	$—	$17,213,302	$12,467,926

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	4/29/2016**	12/31/2016	4/29/2016**	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$210,027	$—	$4,564	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	57,801	29,745	3,380	240,352	149,067

NET INVESTMENT INCOME (LOSS)	152,226	(29,745)	1,184	(240,352)	(149,067)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,691,884	116,356	—	878,743	1,030,370
Net realized gain (loss) on shares redeemed	(3,547,235)	31,147	185,234	(1,814,779)	(240,649)
Net change in unrealized gain (loss) on investments	(1,390,274)	(143,886)	(137,870)	890,021	(13,216)
NET GAIN (LOSS) ON INVESTMENTS	(245,625)	3,617	47,364	(46,015)	776,505

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(93,399)	$(26,128)	$48,548	$(286,367)	$627,438

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$12,062,357	$104,785,902	$133,794,217	$114,370,439	$28,586,106
Net Assets	$12,062,357	$104,785,902	$133,794,217	$114,370,439	$28,586,106

NET ASSETS, representing:
Accumulation units	$12,062,357	$104,785,902	$133,794,217	$114,370,439	$28,586,106
	$12,062,357	$104,785,902	$133,794,217	$114,370,439	$28,586,106

Units outstanding	711,133	8,845,162	10,238,242	10,063,221	1,629,585

Portfolio shares held	2,735,228	7,825,684	9,468,805	9,186,381	1,083,628
Portfolio net asset value per share	$4.41	$13.39	$14.13	$12.45	$26.38
Investment in portfolio shares, at cost	$13,639,704	$105,701,128	$121,181,813	$104,986,651	$24,716,884

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$389,575	$—	$—	$—	$369,432

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	174,221	2,403,804	1,819,157	2,051,158	391,223

NET INVESTMENT INCOME (LOSS)	215,354	(2,403,804)	(1,819,157)	(2,051,158)	(21,791)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	947,741	—	—	—	—
Net realized gain (loss) on shares redeemed	(147,712)	4,673,840	4,830,292	6,215,904	2,180,981
Net change in unrealized gain (loss) on investments	(984,688)	(1,125,761)	3,301,667	932,904	1,216,296
NET GAIN (LOSS) ON INVESTMENTS	(184,659)	3,548,079	8,131,959	7,148,808	3,397,277

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$30,695	$1,144,275	$6,312,802	$5,097,650	$3,375,486

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$597,472	$4,226,404	$2,452,886	$4,837,026	$78,400,118
Net Assets	$597,472	$4,226,404	$2,452,886	$4,837,026	$78,400,118

NET ASSETS, representing:
Accumulation units	$597,472	$4,226,404	$2,452,886	$4,837,026	$78,400,118
	$597,472	$4,226,404	$2,452,886	$4,837,026	$78,400,118

Units outstanding	56,931	256,562	133,821	267,475	7,314,475

Portfolio shares held	57,895	323,120	99,711	196,069	6,735,405
Portfolio net asset value per share	$10.32	$13.08	$24.60	$24.67	$11.64
Investment in portfolio shares, at cost	$598,362	$2,451,196	$1,982,043	$3,616,323	$77,213,591

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$17,432	$—	$61,227	$96,106	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,135	44,397	36,069	66,514	1,285,531

NET INVESTMENT INCOME (LOSS)	11,297	(44,397)	25,158	29,592	(1,285,531)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,530	—	265,887	477,143	—
Net realized gain (loss) on shares redeemed	706	289,180	232,207	156,141	1,895,392
Net change in unrealized gain (loss) on investments	(6,075)	(249,077)	(254,233)	(179,210)	1,110,215
NET GAIN (LOSS) ON INVESTMENTS	(839)	40,103	243,861	454,074	3,005,607

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,458	$(4,294)	$269,019	$483,666	$1,720,076

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$44,764,482	$163,976,345	$1,047,707	$69,129,433	$11,827,017
Net Assets	$44,764,482	$163,976,345	$1,047,707	$69,129,433	$11,827,017

NET ASSETS, representing:
Accumulation units	$44,764,482	$163,976,345	$1,047,707	$69,129,433	$11,827,017
	$44,764,482	$163,976,345	$1,047,707	$69,129,433	$11,827,017

Units outstanding	4,425,660	13,125,897	105,543	4,326,081	846,743

Portfolio shares held	3,993,263	12,347,616	100,451	4,035,577	2,418,613
Portfolio net asset value per share	$11.21	$13.28	$10.43	$17.13	$4.89
Investment in portfolio shares, at cost	$43,476,530	$135,623,008	$1,068,584	$62,791,771	$12,614,759

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	685,080	2,658,795	16,998	923,522	175,349

NET INVESTMENT INCOME (LOSS)	(685,080)	(2,658,795)	(16,998)	(923,522)	(175,349)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,227,115
Net realized gain (loss) on shares redeemed	1,734,302	7,363,888	112,351	1,497,425	458,951
Net change in unrealized gain (loss) on investments	(2,022,085)	(1,234,842)	3,214	5,442,256	(1,736,740)
NET GAIN (LOSS) ON INVESTMENTS	(287,783)	6,129,046	115,565	6,939,681	(50,674)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(972,863)	$3,470,251	$98,567	$6,016,159	$(226,023)

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio Government Money Market Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$5,203,055	$1,944,342	$57,380,553	$652,310	$904,442
Net Assets	$5,203,055	$1,944,342	$57,380,553	$652,310	$904,442

NET ASSETS, representing:
Accumulation units	$5,203,055	$1,944,342	$57,380,553	$652,310	$904,442
	$5,203,055	$1,944,342	$57,380,553	$652,310	$904,442

Units outstanding	527,178	215,403	4,095,332	80,221	93,822

Portfolio shares held	486,267	204,668	3,853,630	75,762	904,442
Portfolio net asset value per share	$10.70	$9.50	$14.89	$8.61	$1.00
Investment in portfolio shares, at cost	$5,056,692	$1,915,060	$53,101,840	$667,807	$904,442

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio Government Money Market Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$97

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	151,670	22,055	655,899	6,505	9,761

NET INVESTMENT INCOME (LOSS)	(151,670)	(22,055)	(655,899)	(6,505)	(9,664)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	333,470	(181,917)	448,589	815	—
Net change in unrealized gain (loss) on investments	1,132	343,974	4,691,942	57,096	—
NET GAIN (LOSS) ON INVESTMENTS	334,602	162,057	5,140,531	57,911	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$182,932	$140,002	$4,484,632	$51,406	$(9,664)

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$168,775	$42,470,884	$99,043,652	$4,934,117	$3,197,714
Net Assets	$168,775	$42,470,884	$99,043,652	$4,934,117	$3,197,714

NET ASSETS, representing:
Accumulation units	$168,775	$42,470,884	$99,043,652	$4,934,117	$3,197,714
	$168,775	$42,470,884	$99,043,652	$4,934,117	$3,197,714

Units outstanding	15,076	3,852,407	9,812,027	346,586	221,489

Portfolio shares held	22,325	3,620,706	9,204,800	328,941	208,728
Portfolio net asset value per share	$7.56	$11.73	$10.76	$15.00	$15.32
Investment in portfolio shares, at cost	$196,585	$40,548,649	$95,363,212	$4,488,780	$2,990,215

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$19,244	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,736	687,958	2,245,542	58,323	33,761

NET INVESTMENT INCOME (LOSS)	17,508	(687,958)	(2,245,542)	(58,323)	(33,761)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	8,029	—	—	—	—
Net realized gain (loss) on shares redeemed	(5,085)	698,916	2,118,233	89,121	10,339
Net change in unrealized gain (loss) on investments	(4,063)	1,817,109	4,078,035	347,819	204,741
NET GAIN (LOSS) ON INVESTMENTS	(1,119)	2,516,025	6,196,268	436,940	215,080

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,389	$1,828,067	$3,950,726	$378,617	$181,319

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
ASSETS
Investment in the portfolios, at fair value	$20,959,751	$193,615,530	$244,296,905	$31,342,923
Net Assets	$20,959,751	$193,615,530	$244,296,905	$31,342,923

NET ASSETS, representing:
Accumulation units	$20,959,751	$193,615,530	$244,296,905	$31,342,923
	$20,959,751	$193,615,530	$244,296,905	$31,342,923

Units outstanding	1,854,869	19,521,272	24,776,179	3,217,619

Portfolio shares held	1,742,290	18,743,033	24,283,987	3,251,341
Portfolio net asset value per share	$12.03	$10.33	$10.06	$9.64
Investment in portfolio shares, at cost	$21,023,608	$200,791,815	$256,158,613	$32,672,959

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
	1/1/2016	1/1/2016	1/4/2016*	8/5/2016*
	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$280,205

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,710,101	2,227,189	1,230,654	190,890

NET INVESTMENT INCOME (LOSS)	(3,710,101)	(2,227,189)	(1,230,654)	89,315

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	29,964,278	5,419,337	(3,000,397)	(88,339)
Net change in unrealized gain (loss) on investments	(4,818,402)	(8,590,806)	(11,861,708)	(1,330,037)
NET GAIN (LOSS) ON INVESTMENTS	25,145,876	(3,171,469)	(14,862,105)	(1,418,376)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,435,775	$(5,398,658)	$(16,092,759)	$(1,329,061)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(10,847,563)	$(8,312,863)	$(9,109,177)	$(2,431,672)	$(15,067,348)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	68,770,304	80,624,594	—	16,356,712	54,499,772
Net change in unrealized gain (loss) on investments	4,270,884	(74,661,705)	—	(10,276,515)	(24,266,474)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	62,193,625	(2,349,974)	(9,109,177)	3,648,525	15,165,950

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,163,361	1,059,576	9,520,490	411,197	1,145,610
Annuity payments	(1,720,151)	(945,164)	(4,385,247)	(471,517)	(907,011)
Surrenders, withdrawals and death benefits	(68,902,301)	(43,030,109)	(567,622,638)	(14,555,084)	(55,892,273)
Net transfers between other subaccounts
or fixed rate option	(37,988,450)	(49,336,362)	503,074,655	(2,182,453)	(53,753,005)
Other charges	(1,922,440)	(2,801,092)	(1,659,226)	(848,132)	(6,095,724)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(108,369,981)	(95,053,151)	(61,071,966)	(17,645,989)	(115,502,403)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,176,356)	(97,403,125)	(70,181,143)	(13,997,464)	(100,336,453)

NET ASSETS
Beginning of period	750,608,769	593,643,974	653,394,900	172,079,398	945,927,319
End of period	$704,432,413	$496,240,849	$583,213,757	$158,081,934	$845,590,866

Beginning units	36,629,087	28,516,315	59,878,424	4,444,559	60,204,792
Units issued	9,619,042	12,257,072	148,629,355	2,132,755	14,319,506
Units redeemed	(15,399,433)	(17,695,045)	(154,692,078)	(2,648,994)	(23,142,525)
Ending units	30,848,696	23,078,342	53,815,701	3,928,320	51,381,773

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,305,978)	$(2,955,301)	$(3,416,665)	$(1,255,926)	$(3,957,965)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,640,514	1,491,374	24,867,692	9,773,181	26,863,686
Net change in unrealized gain (loss) on investments	(1,533,414)	28,102,516	(10,087,067)	155,933	40,064,803
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,801,122	26,638,589	11,363,960	8,673,188	62,970,524

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	240,814	746,920	618,052	149,002	649,090
Annuity payments	(237,334)	(953,787)	(483,041)	(166,063)	(807,241)
Surrenders, withdrawals and death benefits	(7,938,834)	(22,941,611)	(20,118,629)	(6,805,959)	(27,921,543)
Net transfers between other subaccounts
or fixed rate option	(5,011,773)	26,274,739	(11,686,939)	(1,237,368)	(9,614,288)
Other charges	(430,564)	(777,492)	(848,997)	(446,165)	(665,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,377,691)	2,348,769	(32,519,554)	(8,506,553)	(38,359,247)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,576,569)	28,987,358	(21,155,594)	166,635	24,611,277

NET ASSETS
Beginning of period	92,795,672	183,208,987	246,195,291	83,288,055	264,744,207
End of period	$82,219,103	$212,196,345	$225,039,697	$83,454,690	$289,355,484

Beginning units	5,580,895	9,406,766	11,343,915	3,743,415	9,216,603
Units issued	1,855,875	7,878,085	3,190,797	1,821,001	2,840,452
Units redeemed	(2,731,575)	(7,783,605)	(4,726,482)	(2,231,049)	(4,176,943)
Ending units	4,705,195	9,501,246	9,808,230	3,333,367	7,880,112

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(7,032,400)	$(2,903,910)	$(3,991,143)	$(4,641,064)	$(13,940,050)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,740,799	22,619,854	20,929,129	6,995,300	88,869,024
Net change in unrealized gain (loss) on investments	(32,160,928)	17,815,198	22,745,345	1,036,171	(41,417,284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,452,529)	37,531,142	39,683,331	3,390,407	33,511,690

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,184,019	604,292	357,335	807,673	2,103,044
Annuity payments	(822,715)	(459,121)	(716,764)	(955,421)	(2,596,130)
Surrenders, withdrawals and death benefits	(44,770,674)	(17,239,649)	(20,921,696)	(27,266,844)	(91,581,879)
Net transfers between other subaccounts
or fixed rate option	(23,195,509)	(3,854,321)	2,164,991	6,793,020	(20,327,742)
Other charges	(2,094,394)	(1,087,647)	(801,588)	(1,681,862)	(2,131,952)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(69,699,273)	(22,036,446)	(19,917,722)	(22,303,434)	(114,534,659)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,151,802)	15,494,696	19,765,609	(18,913,027)	(81,022,969)

NET ASSETS
Beginning of period	511,363,329	192,852,919	250,478,189	303,985,004	969,280,316
End of period	$437,211,527	$208,347,615	$270,243,798	$285,071,977	$888,257,347

Beginning units	40,902,305	5,760,294	14,288,463	17,421,441	40,180,315
Units issued	14,368,794	3,214,536	4,383,733	8,861,981	8,828,729
Units redeemed	(20,074,849)	(3,924,119)	(5,889,996)	(10,203,187)	(13,759,129)
Ending units	35,196,250	5,050,711	12,782,200	16,080,235	35,249,915

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,233,372)	$(5,046,509)	$(2,119,590)	$(5,660,654)	$(20,424,381)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,860,085	34,776,374	13,254,713	(768,757)	18,666,234
Net change in unrealized gain (loss) on investments	(19,799,414)	21,653,251	758,780	6,924,172	35,566,797
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(172,701)	51,383,116	11,893,903	494,761	33,808,650

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	636,831	952,065	229,712	2,274,612	1,725,418
Annuity payments	(458,033)	(1,547,691)	(199,593)	(1,225,215)	(2,690,576)
Surrenders, withdrawals and death benefits	(17,275,191)	(31,694,867)	(12,079,384)	(45,806,936)	(103,141,609)
Net transfers between other subaccounts
or fixed rate option	(8,864,307)	3,340,130	(6,293,340)	594,470	(41,801,794)
Other charges	(789,151)	(1,211,738)	(734,106)	(789,768)	(7,964,372)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(26,749,851)	(30,162,101)	(19,076,711)	(44,952,837)	(153,872,933)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,922,552)	21,221,015	(7,182,808)	(44,458,076)	(120,064,283)

NET ASSETS
Beginning of period	226,848,073	353,702,446	150,974,430	392,451,959	1,334,242,124
End of period	$199,925,521	$374,923,461	$143,791,622	$347,993,883	$1,214,177,841

Beginning units	14,227,911	9,487,913	6,461,320	28,232,326	80,126,938
Units issued	3,096,571	3,850,543	3,190,544	10,359,025	26,539,931
Units redeemed	(4,845,476)	(4,694,591)	(4,192,852)	(13,737,196)	(36,485,767)
Ending units	12,479,006	8,643,865	5,459,012	24,854,155	70,181,102

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(2,395,710)	$(2,146,705)	$(41,027,268)	$(1,940,121)	$(3,565,848)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	18,963,793	(4,200,821)	120,914,625	1,288,351	25,357,312
Net change in unrealized gain (loss) on investments	2,703,114	32,813,029	49,336,718	(1,530,467)	(12,392,293)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,271,197	26,465,503	129,224,075	(2,182,237)	9,399,171

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	874,933	440,155	4,721,300	135,591	1,116,434
Annuity payments	(364,177)	(372,510)	(1,602,198)	(149,037)	(395,080)
Surrenders, withdrawals and death benefits	(12,575,202)	(11,782,189)	(136,668,081)	(9,750,753)	(22,201,589)
Net transfers between other subaccounts
or fixed rate option	5,570,031	2,118,042	5,504,748	1,202,262	(12,228,814)
Other charges	(840,551)	(990,640)	(17,215,206)	(524,785)	(1,323,418)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,334,966)	(10,587,142)	(145,259,437)	(9,086,722)	(35,032,467)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,936,231	15,878,361	(16,035,362)	(11,268,959)	(25,633,296)

NET ASSETS
Beginning of period	166,851,883	130,864,719	2,500,336,839	127,568,352	238,559,572
End of period	$178,788,114	$146,743,080	$2,484,301,477	$116,299,393	$212,926,276

Beginning units	8,319,160	5,864,643	132,311,841	8,815,857	10,587,014
Units issued	3,604,064	4,101,933	31,725,455	2,990,959	6,641,880
Units redeemed	(4,051,957)	(4,680,741)	(42,079,782)	(3,874,385)	(8,325,874)
Ending units	7,871,267	5,285,835	121,957,514	7,932,431	8,903,020

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(2,320,894)	$(2,241,183)	$(5,013,578)	$(6,246,304)	$(77,582,685)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,038,027	(3,769,950)	15,534,859	22,147,316	247,669,633
Net change in unrealized gain (loss) on investments	(4,453,587)	9,709,651	(29,392,379)	(1,465,861)	22,547,319
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(736,454)	3,698,518	(18,871,098)	14,435,151	192,634,267

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	402,900	364,992	905,805	1,182,380	7,927,540
Annuity payments	(471,995)	(373,254)	(780,951)	(310,733)	(1,999,686)
Surrenders, withdrawals and death benefits	(12,463,305)	(16,080,505)	(32,645,423)	(25,674,154)	(271,512,199)
Net transfers between other subaccounts
or fixed rate option	(7,141,755)	(996,426)	3,005,391	(16,179,496)	(105,600,743)
Other charges	(844,590)	(526,407)	(812,341)	(2,386,931)	(23,784,878)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(20,518,745)	(17,611,600)	(30,327,519)	(43,368,934)	(394,969,966)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,255,199)	(13,913,082)	(49,198,617)	(28,933,783)	(202,335,699)

NET ASSETS
Beginning of period	171,212,450	160,120,800	360,041,043	398,201,816	4,568,948,351
End of period	$149,957,251	$146,207,718	$310,842,426	$369,268,033	$4,366,612,652

Beginning units	9,608,790	10,711,445	17,711,652	32,055,156	322,340,554
Units issued	4,254,417	4,100,460	4,907,434	14,035,289	84,008,284
Units redeemed	(5,669,288)	(5,314,662)	(6,515,929)	(17,960,448)	(115,738,255)
Ending units	8,193,919	9,497,243	16,103,157	28,129,997	290,610,583

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(37,534,067)	$(44,777,810)	$(33,939,048)	$(24,825,364)	$(13,392,316)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	108,273,882	119,462,164	75,050,881	97,335,252	44,756,050
Net change in unrealized gain (loss) on investments	8,058,808	34,807,240	27,753,438	(11,531,683)	(10,776,354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	78,798,623	109,491,594	68,865,271	60,978,205	20,587,380

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,685,094	6,470,841	5,042,928	819,618	607,057
Annuity payments	(1,858,143)	(3,117,758)	(4,079,366)	(560,012)	(438,582)
Surrenders, withdrawals and death benefits	(141,253,819)	(170,960,477)	(164,447,287)	(75,312,616)	(48,728,925)
Net transfers between other subaccounts
or fixed rate option	(122,797,823)	(40,629,490)	(37,551,633)	(107,361,087)	(55,817,962)
Other charges	(11,828,787)	(17,906,575)	(11,371,413)	(13,169,433)	(6,884,070)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(275,053,478)	(226,143,459)	(212,406,771)	(195,583,530)	(111,262,482)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(196,254,855)	(116,651,865)	(143,541,500)	(134,605,325)	(90,675,102)

NET ASSETS
Beginning of period	2,234,564,398	2,727,468,532	1,996,296,772	1,661,051,118	866,072,416
End of period	$2,038,309,543	$2,610,816,667	$1,852,755,272	$1,526,445,793	$775,397,314

Beginning units	189,678,399	192,365,734	146,324,290	123,286,928	75,872,352
Units issued	65,336,994	34,294,125	33,145,688	41,407,639	20,716,735
Units redeemed	(90,946,231)	(51,461,361)	(49,475,386)	(57,270,004)	(30,943,493)
Ending units	164,069,162	175,198,498	129,994,592	107,424,563	65,645,594

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(9,741,971)	$(9,933,270)	$(8,001,657)	$(1,369)	$42,962
Capital gains distributions received	—	—	—	130,607	39,278
Net realized gain (loss) on shares redeemed	39,595,149	29,837,126	13,061,333	29,278	95,276
Net change in unrealized gain (loss) on investments	(13,998,197)	(1,982,807)	10,989,620	(77,022)	(37,386)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,854,981	17,921,049	16,049,296	81,494	140,130

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	421,676	500,036	1,255,156	4,152	2,791
Annuity payments	(104,527)	(483,644)	(492,004)	(1,991)	(161,783)
Surrenders, withdrawals and death benefits	(25,416,177)	(33,153,418)	(43,548,517)	(67,433)	(199,859)
Net transfers between other subaccounts
or fixed rate option	(33,194,909)	(40,225,288)	30,109,573	(60,431)	(226,266)
Other charges	(5,269,228)	(5,361,179)	(3,274,195)	(3,147)	(4,217)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(63,563,165)	(78,723,493)	(15,949,987)	(128,850)	(589,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,708,184)	(60,802,444)	99,309	(47,356)	(449,204)

NET ASSETS
Beginning of period	631,139,018	646,785,194	473,697,169	957,103	3,822,861
End of period	$583,430,834	$585,982,750	$473,796,478	$909,747	$3,373,657

Beginning units	50,179,496	55,195,058	38,843,593	60,180	172,857
Units issued	13,952,818	15,748,283	24,796,548	4,387	453
Units redeemed	(19,428,680)	(22,778,022)	(26,243,156)	(12,771)	(27,065)
Ending units	44,703,634	48,165,319	37,396,985	51,796	146,245

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund	ProFund VP Asia 30	ProFund VP Banks
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	8/5/2016**	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,679)	$(58,962)	$479,806	$(24,875)	$(40,519)
Capital gains distributions received	74,276	—	—	—	—
Net realized gain (loss) on shares redeemed	10,100	220,397	(6,069,344)	(1,257,453)	(259,269)
Net change in unrealized gain (loss) on investments	(38,826)	(424,372)	8,659,213	1,027,047	1,024,130
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	41,871	(262,937)	3,069,675	(255,281)	724,342

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	261	21,350	90,152	21,217	1,741
Annuity payments	—	2,563	(99,977)	(15,941)	(7,450)
Surrenders, withdrawals and death benefits	(24,435)	(455,467)	(2,635,449)	(1,069,060)	(633,067)
Net transfers between other subaccounts
or fixed rate option	—	(666,257)	(34,669,281)	191,920	3,363,872
Other charges	(600)	(4,371)	(27,827)	(25,071)	(2,544)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,774)	(1,102,182)	(37,342,382)	(896,935)	2,722,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,097	(1,365,119)	(34,272,707)	(1,152,216)	3,446,894

NET ASSETS
Beginning of period	370,951	5,259,804	34,272,707	9,066,129	5,067,574
End of period	$388,048	$3,894,685	$—	$7,913,913	$8,514,468

Beginning units	13,578	367,821	2,206,558	455,388	713,018
Units issued	91	75,961	329,829	573,761	1,862,242
Units redeemed	(943)	(157,342)	(2,536,387)	(633,554)	(1,588,269)
Ending units	12,726	286,440	—	395,595	986,991

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(93,660)	$(154,447)	$(74,547)	$(103,560)	$(354,193)
Capital gains distributions received	—	161,756	—	1,392,415	477,484
Net realized gain (loss) on shares redeemed	(899,864)	(3,439,082)	(409,813)	(376,032)	(235,920)
Net change in unrealized gain (loss) on investments	(21,552)	620,601	1,581,376	435,238	1,513,612
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,015,076)	(2,811,172)	1,097,016	1,348,061	1,400,983

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,564	28,513	21,319	14,494	7,650
Annuity payments	(1,799)	(35,144)	(28,522)	(42,130)	(276,106)
Surrenders, withdrawals and death benefits	(842,905)	(1,933,860)	(769,460)	(1,467,436)	(5,038,428)
Net transfers between other subaccounts
or fixed rate option	458,950	(2,897,120)	2,144,726	(1,509,547)	(1,083,584)
Other charges	(5,504)	(6,760)	(7,749)	(5,028)	(32,459)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(378,694)	(4,844,371)	1,360,314	(3,009,647)	(6,422,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,393,770)	(7,655,543)	2,457,330	(1,661,586)	(5,021,944)

NET ASSETS
Beginning of period	5,630,722	17,356,106	6,316,915	9,050,227	31,490,778
End of period	$4,236,952	$9,700,563	$8,774,245	$7,388,641	$26,468,834

Beginning units	2,305,538	549,411	397,006	612,274	1,917,269
Units issued	10,812,855	610,486	465,255	1,694,741	7,297,788
Units redeemed	(11,049,886)	(786,480)	(393,287)	(1,861,047)	(7,728,612)
Ending units	2,068,507	373,417	468,974	445,968	1,486,445
The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(183,878)	$(66,206)	$(4,313)	$172,252	$(166,358)
Capital gains distributions received	124,431	—	—	—	—
Net realized gain (loss) on shares redeemed	(825,604)	636,570	(3,895,611)	(1,177,853)	304,100
Net change in unrealized gain (loss) on investments	976,802	(192,378)	7,129,733	1,466,740	1,502,892
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	91,751	377,986	3,229,809	461,139	1,640,634

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,136	24,986	50,667	12,797	21,142
Annuity payments	(35,379)	(35,990)	(69,988)	(4,505)	(11,080)
Surrenders, withdrawals and death benefits	(1,395,003)	(1,555,641)	(2,086,502)	(1,323,215)	(1,394,976)
Net transfers between other subaccounts
or fixed rate option	(3,791,609)	(2,694,230)	2,286,578	1,016,063	3,250,102
Other charges	(70,903)	(60,977)	(19,773)	(21,428)	(72,513)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,273,758)	(4,321,852)	160,982	(320,288)	1,792,675

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,182,007)	(3,943,866)	3,390,791	140,851	3,433,309

NET ASSETS
Beginning of period	14,473,685	14,355,060	15,917,185	10,518,104	15,929,007
End of period	$9,291,678	$10,411,194	$19,307,976	$10,658,955	$19,362,316

Beginning units	753,354	718,030	904,768	983,922	1,581,695
Units issued	499,691	660,378	806,431	1,038,809	1,210,522
Units redeemed	(781,875)	(870,829)	(814,311)	(1,080,568)	(1,104,587)
Ending units	471,170	507,579	896,888	942,163	1,687,630

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(270,899)	$(593,659)	$394,415	$(104,766)	$(92,617)
Capital gains distributions received	—	—	—	—	436,361
Net realized gain (loss) on shares redeemed	1,070,870	2,240,853	531,487	196,571	(168,785)
Net change in unrealized gain (loss) on investments	(181,067)	(4,578,788)	359,802	839,081	(358,166)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	618,904	(2,931,594)	1,285,704	930,886	(183,207)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,361	4,185	27,640	11,998	20,077
Annuity payments	(141,743)	(14,718)	(27,657)	(22,574)	(12,729)
Surrenders, withdrawals and death benefits	(2,589,849)	(3,291,951)	(3,325,401)	(578,298)	(606,087)
Net transfers between other subaccounts
or fixed rate option	(2,978,682)	(13,721,142)	13,327,971	3,933,616	(2,570,385)
Other charges	(22,191)	(207,342)	(5,505)	(38,963)	(2,988)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,692,104)	(17,230,968)	9,997,048	3,305,779	(3,172,112)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,073,200)	(20,162,562)	11,282,752	4,236,665	(3,355,319)

NET ASSETS
Beginning of period	14,559,160	49,519,588	8,489,213	7,191,839	9,886,704
End of period	$9,485,960	$29,357,026	$19,771,965	$11,428,504	$6,531,385

Beginning units	760,494	2,359,838	462,300	391,328	194,618
Units issued	7,780,344	985,953	2,602,794	599,589	163,844
Units redeemed	(8,039,395)	(1,852,563)	(2,084,487)	(452,964)	(235,017)
Ending units	501,443	1,493,228	980,607	537,953	123,445

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(76,704)	$(227,814)	$(260,804)	$(189,604)	$(28,604)
Capital gains distributions received	—	—	1,079,332	303,822	332,178
Net realized gain (loss) on shares redeemed	(1,246,933)	5,598,065	(633,746)	635,017	(612,279)
Net change in unrealized gain (loss) on investments	953,936	(157,572)	1,351,206	2,259,007	(171,842)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(369,701)	5,212,679	1,535,988	3,008,242	(480,547)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,285	51,182	39,650	28,226	14,875
Annuity payments	(5,450)	(27,011)	(14,911)	(36,715)	(3,085)
Surrenders, withdrawals and death benefits	(785,501)	(1,641,928)	(2,121,403)	(1,883,386)	(1,152,857)
Net transfers between other subaccounts
or fixed rate option	(1,064,606)	305,697	(903,653)	10,592,629	(1,606,027)
Other charges	(9,513)	(23,251)	(52,963)	(38,725)	(6,412)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,854,785)	(1,335,311)	(3,053,280)	8,662,029	(2,753,506)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,224,486)	3,877,368	(1,517,292)	11,670,271	(3,234,053)

NET ASSETS
Beginning of period	7,721,413	10,177,829	21,168,706	12,037,764	8,013,341
End of period	$5,496,927	$14,055,197	$19,651,414	$23,708,035	$4,779,288

Beginning units	641,644	2,125,701	1,018,684	619,518	505,426
Units issued	576,710	10,486,362	1,098,136	1,348,209	423,991
Units redeemed	(754,576)	(10,690,198)	(1,264,398)	(966,153)	(613,435)
Ending units	463,778	1,921,865	852,422	1,001,574	315,982

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$35,856	$(85,837)	$(275,488)	$(20,903)	$(255,360)
Capital gains distributions received	—	—	724,490	—	1,084,762
Net realized gain (loss) on shares redeemed	192,392	(176,982)	(1,224,837)	265,514	(714,175)
Net change in unrealized gain (loss) on investments	(111,607)	(84,455)	511,479	150,595	2,282,141
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	116,641	(347,274)	(264,356)	395,206	2,397,368

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,277	26,641	37,943	4,626	23,512
Annuity payments	(52,942)	(13,693)	631,655	—	(12,476)
Surrenders, withdrawals and death benefits	(1,778,332)	(1,078,544)	(3,350,593)	(124,715)	(2,444,086)
Net transfers between other subaccounts
or fixed rate option	(1,249,479)	3,105,103	(7,961,541)	265,776	1,144,477
Other charges	(28,188)	(13,286)	(22,235)	(1,045)	(43,481)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,087,664)	2,026,221	(10,664,771)	144,642	(1,332,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,971,023)	1,678,947	(10,929,127)	539,848	1,065,314

NET ASSETS
Beginning of period	11,628,858	7,626,844	28,860,228	1,975,264	21,607,779
End of period	$8,657,835	$9,305,791	$17,931,101	$2,515,112	$22,673,093

Beginning units	493,968	4,212,771	1,741,109	196,386	950,534
Units issued	634,055	58,253,135	4,657,771	487,580	1,512,563
Units redeemed	(780,023)	(56,844,174)	(5,319,664)	(488,769)	(1,624,229)
Ending units	348,000	5,621,732	1,079,216	195,197	838,868

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(7,163)	$(23,725)	$(10,376)	$(191,976)	$(73,306)
Capital gains distributions received	55,085	—	—	—	—
Net realized gain (loss) on shares redeemed	(138,327)	(156,390)	(325,309)	(420,993)	410,091
Net change in unrealized gain (loss) on investments	(8,593)	(34,264)	(68)	3,669,763	212,269
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(98,998)	(214,379)	(335,753)	3,056,794	549,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	629	4,691	34,608	22,238	8,130
Annuity payments	—	(1,627)	—	(31,216)	(14,776)
Surrenders, withdrawals and death benefits	(36,029)	(221,392)	(71,299)	(2,083,686)	(862,224)
Net transfers between other subaccounts
or fixed rate option	25,837	350,264	95,897	7,091,327	384,663
Other charges	(853)	(3,532)	(1,036)	(35,674)	(2,955)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,416)	128,404	58,170	4,962,989	(487,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,414)	(85,975)	(277,583)	8,019,783	61,892

NET ASSETS
Beginning of period	498,338	1,492,510	539,097	10,714,337	6,099,901
End of period	$388,924	$1,406,535	$261,514	$18,734,120	$6,161,793

Beginning units	244,670	1,354,774	271,611	608,229	598,475
Units issued	3,314,669	10,196,169	13,397,674	1,155,092	553,209
Units redeemed	(3,320,220)	(10,135,203)	(13,503,722)	(936,771)	(608,595)
Ending units	239,119	1,415,740	165,563	826,550	543,089

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$12,225	$(197,563)	$(412,432)	$(86,446)	$268
Capital gains distributions received	—	—	3,350,507	—	701,881
Net realized gain (loss) on shares redeemed	586,253	3,990,736	(230,784)	932,115	736,251
Net change in unrealized gain (loss) on investments	442,850	2,065,167	(1,525,403)	1,072,670	1,465,297
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,041,328	5,858,340	1,181,888	1,918,339	2,903,697

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,003	185,854	61,063	12,289	34,319
Annuity payments	(1,484)	(413,939)	(109,459)	(24,291)	(145,096)
Surrenders, withdrawals and death benefits	(608,646)	(2,120,158)	(3,944,710)	(1,117,108)	(2,326,306)
Net transfers between other subaccounts
or fixed rate option	2,046,724	(178,129)	(4,529,767)	910,366	1,156,543
Other charges	(32,361)	(12,202)	(21,047)	(4,164)	(96,317)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,410,236	(2,538,574)	(8,543,920)	(222,908)	(1,376,857)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,451,564	3,319,766	(7,362,032)	1,695,431	1,526,840

NET ASSETS
Beginning of period	4,363,096	19,479,832	43,080,738	7,044,399	19,082,264
End of period	$6,814,660	$22,799,598	$35,718,706	$8,739,830	$20,609,104

Beginning units	453,110	790,075	7,828,013	439,383	1,068,510
Units issued	1,263,870	3,527,960	9,454,170	1,450,815	1,222,151
Units redeemed	(1,094,678)	(3,650,464)	(11,225,453)	(1,492,680)	(1,270,898)
Ending units	622,302	667,571	6,056,730	397,518	1,019,763

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(252,859)	$(48,800)	$(17,282)	$(115,529)	$(398)
Capital gains distributions received	1,480,353	—	—	1,002,518	—
Net realized gain (loss) on shares redeemed	(292,547)	(68,940)	96,602	489,275	(19,881)
Net change in unrealized gain (loss) on investments	(717,925)	2,007,143	84,590	(1,029,293)	16,518
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	217,022	1,889,403	163,910	346,971	(3,761)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,341	36,044	2,201	17,390	29
Annuity payments	(15,803)	(14,894)	—	(43,533)	—
Surrenders, withdrawals and death benefits	(2,528,125)	(1,665,358)	(162,933)	(1,115,495)	(7,537)
Net transfers between other subaccounts
or fixed rate option	(4,979,754)	3,212,658	(55,614)	(428,112)	(457)
Other charges	(49,048)	(42,661)	(1,655)	(13,743)	(47)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,542,389)	1,525,789	(218,001)	(1,583,493)	(8,012)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,325,367)	3,415,192	(54,091)	(1,236,522)	(11,773)

NET ASSETS
Beginning of period	24,975,148	15,187,850	1,334,268	9,017,676	32,384
End of period	$17,649,781	$18,603,042	$1,280,177	$7,781,154	$20,611

Beginning units	1,412,365	1,110,917	125,458	630,834	11,148
Units issued	1,638,070	1,282,123	602	6,915	284
Units redeemed	(2,094,583)	(1,197,747)	(20,546)	(116,898)	(3,263)
Ending units	955,852	1,195,293	105,514	520,851	8,169

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Invesco V.I. Global Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(498,416)	$(242,178)	$(109,952)	$4,968	$(16,446)
Capital gains distributions received	5,144,698	778,667	617,769	26,073	109,071
Net realized gain (loss) on shares redeemed	2,833,202	857,774	1,092,804	(19,714)	93,851
Net change in unrealized gain (loss) on investments	(13,237,970)	(1,958,913)	(316,612)	(9,414)	(129,669)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,758,486)	(564,650)	1,284,009	1,913	56,807

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	115,096	72,317	30,673	2,460	4,220
Annuity payments	(214,315)	(134,668)	(287,785)	—	(6,271)
Surrenders, withdrawals and death benefits	(4,486,764)	(1,840,610)	(3,138,824)	(31,122)	(249,982)
Net transfers between other subaccounts
or fixed rate option	(6,374,512)	(1,363,288)	(316,642)	(16,834)	(65,123)
Other charges	(39,720)	(23,477)	(10,028)	(92)	(1,017)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,000,215)	(3,289,726)	(3,722,606)	(45,588)	(318,173)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,758,701)	(3,854,376)	(2,438,597)	(43,675)	(261,366)

NET ASSETS
Beginning of period	46,870,806	20,671,650	23,199,730	372,383	1,384,091
End of period	$30,112,105	$16,817,274	$20,761,133	$328,708	$1,122,725

Beginning units	1,698,136	2,189,262	593,272	44,441	72,383
Units issued	277,745	234,970	3,802	2,356	1,579
Units redeemed	(748,312)	(600,154)	(96,897)	(9,122)	(18,733)
Ending units	1,227,569	1,824,078	500,177	37,675	55,229

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Total Return Bond	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	4/29/2016**	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$165	$(19,708,583)	$(49,580,323)	$(29,617,923)	$(34,782,986)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	78,757	66,255,697	197,272,021	94,251,698	148,613,437
Net change in unrealized gain (loss) on investments	(14,533)	(26,377,304)	60,290,213	13,855,634	(34,788,919)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	64,389	20,169,810	207,981,911	78,489,409	79,041,532

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,095	2,233,289	1,045,584	1,836,207	1,284
Annuity payments	(10,005)	(724,782)	(685,109)	(896,835)	(864,650)
Surrenders, withdrawals and death benefits	(226,391)	(70,737,268)	(158,338,134)	(97,798,355)	(94,052,043)
Net transfers between other subaccounts
or fixed rate option	(2,657,474)	(60,782,123)	(40,087,195)	(64,021,314)	285,649,855
Other charges	(358)	(7,465,013)	(22,861,194)	(10,506,096)	(23,321,838)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,893,133)	(137,475,897)	(220,926,048)	(171,386,393)	167,412,608

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,828,744)	(117,306,087)	(12,944,137)	(92,896,984)	246,454,140

NET ASSETS
Beginning of period	2,828,744	1,202,190,083	3,024,795,758	1,778,421,212	1,657,179,278
End of period	$—	$1,084,883,996	$3,011,851,621	$1,685,524,228	$1,903,633,418

Beginning units	151,868	100,567,282	248,775,340	124,458,773	110,487,858
Units issued	3,828	29,990,391	89,946,261	31,208,651	339,074,363
Units redeemed	(155,696)	(42,611,670)	(111,069,308)	(44,539,196)	(325,679,914)
Ending units	—	87,946,003	227,652,293	111,128,228	123,882,307

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,106,932)	$(1,026,491)	$(571,521)	$(1,417,129)	$(453,266)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	787,410	1,627,023	1,567,105	(9,626,355)	(22,115)
Net change in unrealized gain (loss) on investments	197,526	(701,374)	(1,852,210)	18,309,232	201,125
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(121,996)	(100,842)	(856,626)	7,265,748	(274,256)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	66,052	93,536	—
Annuity payments	(35,046)	(113,769)	(34,365)	(102,519)	—
Surrenders, withdrawals and death benefits	(9,951,348)	(6,584,433)	(2,207,686)	(5,082,786)	(2,559,477)
Net transfers between other subaccounts
or fixed rate option	(952,533)	(1,104,646)	(2,266,645)	(2,141,966)	(35,130,145)
Other charges	(24,085)	(20,222)	(300,786)	(846,089)	(25,814)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,963,012)	(7,823,070)	(4,743,430)	(8,079,824)	(37,715,436)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,085,008)	(7,923,912)	(5,600,056)	(814,076)	(37,989,692)

NET ASSETS
Beginning of period	58,243,793	53,875,751	38,841,319	89,178,843	38,049,860
End of period	$47,158,785	$45,951,839	$33,241,263	$88,364,767	$60,168

Beginning units	4,489,896	4,096,813	2,971,129	11,384,861	3,661,154
Units issued	592,738	1,283,528	1,660,881	8,305,466	1,327,240
Units redeemed	(1,437,379)	(1,874,667)	(2,080,297)	(9,513,307)	(4,982,448)
Ending units	3,645,255	3,505,674	2,551,713	10,177,020	5,946

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(2,253,545)	$(335,961)	$(925,795)	$(907,765)	$(2,868,924)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,761,991	(860,335)	4,735,647	377,514	4,990,862
Net change in unrealized gain (loss) on investments	(560,184)	3,380,067	(7,000,343)	18,089	(238,550)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	948,262	2,183,771	(3,190,491)	(512,162)	1,883,388

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	38,648	81,023	—	62,014
Annuity payments	(39,242)	(25,738)	(46,427)	—	(50,448)
Surrenders, withdrawals and death benefits	(14,544,445)	(1,481,995)	(4,572,755)	(8,454,627)	(22,908,467)
Net transfers between other subaccounts
or fixed rate option	(14,127,019)	646,342	(11,414,067)	33,865,669	(23,303,363)
Other charges	(44,055)	(158,799)	(467,942)	(12,863)	(46,001)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(28,754,761)	(981,542)	(16,420,168)	25,398,179	(46,246,265)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,806,499)	1,202,229	(19,610,659)	24,886,017	(44,362,877)

NET ASSETS
Beginning of period	125,484,926	22,136,398	71,740,219	28,076,857	161,963,228
End of period	$97,678,427	$23,338,627	$52,129,560	$52,962,874	$117,600,351

Beginning units	11,369,285	1,413,389	3,588,780	2,512,806	12,539,102
Units issued	3,392,131	906,993	2,085,462	4,225,835	4,838,020
Units redeemed	(5,906,626)	(993,656)	(2,995,808)	(1,990,783)	(8,268,371)
Ending units	8,854,790	1,326,726	2,678,434	4,747,858	9,108,751

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	4/29/2016**	12/31/2016	4/29/2016**	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$152,226	$(29,745)	$1,184	$(240,352)	$(149,067)
Capital gains distributions received	4,691,884	116,356	—	878,743	1,030,370
Net realized gain (loss) on shares redeemed	(3,547,235)	31,147	185,234	(1,814,779)	(240,649)
Net change in unrealized gain (loss) on investments	(1,390,274)	(143,886)	(137,870)	890,021	(13,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(93,399)	(26,128)	48,548	(286,367)	627,438

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,744	4,795	1,253	14,909	66,307
Annuity payments	(10,580)	(62,294)	—	(77,954)	(86,947)
Surrenders, withdrawals and death benefits	(367,072)	(142,236)	(17,469)	(2,366,772)	(1,035,053)
Net transfers between other subaccounts
or fixed rate option	(13,656,130)	(18,624)	(818,149)	(2,407,827)	(724,590)
Other charges	(4,217)	(1,455)	(1,003)	(18,383)	(14,005)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,035,255)	(219,814)	(835,368)	(4,856,027)	(1,794,288)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,128,654)	(245,942)	(786,820)	(5,142,394)	(1,166,850)

NET ASSETS
Beginning of period	14,128,654	2,291,470	786,820	19,870,730	12,072,105
End of period	$—	$2,045,528	$—	$14,728,336	$10,905,255

Beginning units	791,430	120,277	62,313	954,620	708,305
Units issued	57,469	1,771	2,897	133,019	174,452
Units redeemed	(848,899)	(13,734)	(65,210)	(355,967)	(283,507)
Ending units	—	108,314	—	731,672	599,250

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$215,354	$(2,403,804)	$(1,819,157)	$(2,051,158)	$(21,791)
Capital gains distributions received	947,741	—	—	—	—
Net realized gain (loss) on shares redeemed	(147,712)	4,673,840	4,830,292	6,215,904	2,180,981
Net change in unrealized gain (loss) on investments	(984,688)	(1,125,761)	3,301,667	932,904	1,216,296
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,695	1,144,275	6,312,802	5,097,650	3,375,486

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,890	165	2,239,100	109,666	116,164
Annuity payments	(33,593)	(24,507)	(443,364)	(49,163)	(231,781)
Surrenders, withdrawals and death benefits	(1,358,136)	(22,173,154)	(31,793,601)	(8,672,167)	(3,984,888)
Net transfers between other subaccounts
or fixed rate option	(1,872,126)	13,743,826	20,234,986	(2,917,039)	4,922,872
Other charges	(16,749)	(36,074)	(49,548)	(767,473)	(24,384)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,231,714)	(8,489,744)	(9,812,427)	(12,296,176)	797,983

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,201,019)	(7,345,469)	(3,499,625)	(7,198,526)	4,173,469

NET ASSETS
Beginning of period	15,263,376	112,131,371	137,293,842	121,568,965	24,412,637
End of period	$12,062,357	$104,785,902	$133,794,217	$114,370,439	$28,586,106

Beginning units	917,713	9,448,178	11,025,818	11,269,993	1,578,399
Units issued	169,743	10,021,745	3,761,840	5,343,086	1,175,496
Units redeemed	(376,323)	(10,624,761)	(4,549,416)	(6,549,858)	(1,124,310)
Ending units	711,133	8,845,162	10,238,242	10,063,221	1,629,585
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$11,297	$(44,397)	$25,158	$29,592	$(1,285,531)
Capital gains distributions received	4,530	—	265,887	477,143	—
Net realized gain (loss) on shares redeemed	706	289,180	232,207	156,141	1,895,392
Net change in unrealized gain (loss) on investments	(6,075)	(249,077)	(254,233)	(179,210)	1,110,215
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,458	(4,294)	269,019	483,666	1,720,076

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	667	1,905	6,134	5,894	31,038
Annuity payments	(2,231)	(7,023)	—	(57,113)	(58,750)
Surrenders, withdrawals and death benefits	(37,723)	(378,605)	(257,950)	(253,992)	(7,959,443)
Net transfers between other subaccounts
or fixed rate option	(1,307)	(276,115)	(325,416)	(110,727)	24,452,617
Other charges	(596)	(4,600)	(5,619)	(2,417)	(658,544)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,190)	(664,438)	(582,851)	(418,355)	15,806,918

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,732)	(668,732)	(313,832)	65,311	17,526,994

NET ASSETS
Beginning of period	628,204	4,895,136	2,766,718	4,771,715	60,873,124
End of period	$597,472	$4,226,404	$2,452,886	$4,837,026	$78,400,118

Beginning units	60,865	297,837	167,466	291,997	5,836,071
Units issued	63	123	11,627	1,014	8,197,705
Units redeemed	(3,997)	(41,398)	(45,272)	(25,536)	(6,719,301)
Ending units	56,931	256,562	133,821	267,475	7,314,475

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(685,080)	$(2,658,795)	$(16,998)	$(923,522)	$(175,349)
Capital gains distributions received	—	—	—	—	1,227,115
Net realized gain (loss) on shares redeemed	1,734,302	7,363,888	112,351	1,497,425	458,951
Net change in unrealized gain (loss) on investments	(2,022,085)	(1,234,842)	3,214	5,442,256	(1,736,740)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(972,863)	3,470,251	98,567	6,016,159	(226,023)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	526	298,905	1,170	31,439	59,868
Annuity payments	—	(450,211)	—	(90,899)	(78,999)
Surrenders, withdrawals and death benefits	(5,388,475)	(12,332,414)	(228,288)	(4,853,948)	(1,475,716)
Net transfers between other subaccounts
or fixed rate option	23,531,268	(7,570,510)	321,534	24,167,735	(549,929)
Other charges	(16,030)	(876,387)	(473)	(426,866)	(16,128)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	18,127,289	(20,930,617)	93,943	18,827,461	(2,060,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,154,426	(17,460,366)	192,510	24,843,620	(2,286,927)

NET ASSETS
Beginning of period	27,610,056	181,436,711	855,197	44,285,813	14,113,944
End of period	$44,764,482	$163,976,345	$1,047,707	$69,129,433	$11,827,017

Beginning units	2,739,248	14,933,180	93,932	3,100,484	1,004,856
Units issued	3,482,589	3,700,829	258,969	4,114,059	213,058
Units redeemed	(1,796,177)	(5,508,112)	(247,358)	(2,888,462)	(371,171)
Ending units	4,425,660	13,125,897	105,543	4,326,081	846,743

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio Government Money Market Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(151,670)	$(22,055)	$(655,899)	$(6,505)	$(9,664)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	333,470	(181,917)	448,589	815	—
Net change in unrealized gain (loss) on investments	1,132	343,974	4,691,942	57,096	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	182,932	140,002	4,484,632	51,406	(9,664)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,658	49,284	341	2,130
Annuity payments	—	—	(38,060)	—	(19,405)
Surrenders, withdrawals and death benefits	(952,017)	(243,445)	(3,012,275)	(51,871)	(625,990)
Net transfers between other subaccounts
or fixed rate option	(2,650,861)	450,695	31,010,639	385,627	553,173
Other charges	(3,332)	(645)	(314,716)	(144)	(2,140)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,606,210)	208,263	27,694,872	333,953	(92,232)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,423,278)	348,265	32,179,504	385,359	(101,896)

NET ASSETS
Beginning of period	8,626,333	1,596,077	25,201,049	266,951	1,006,338
End of period	$5,203,055	$1,944,342	$57,380,553	$652,310	$904,442

Beginning units	874,779	197,989	2,033,365	35,115	103,366
Units issued	73,522	136,582	4,178,823	174,464	70,934
Units redeemed	(421,123)	(119,168)	(2,116,856)	(129,358)	(80,478)
Ending units	527,178	215,403	4,095,332	80,221	93,822

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$17,508	$(687,958)	$(2,245,542)	$(58,323)	$(33,761)
Capital gains distributions received	8,029	—	—	—	—
Net realized gain (loss) on shares redeemed	(5,085)	698,916	2,118,233	89,121	10,339
Net change in unrealized gain (loss) on investments	(4,063)	1,817,109	4,078,035	347,819	204,741
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,389	1,828,067	3,950,726	378,617	181,319

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	139	107	20,248	6,153	2,667
Annuity payments	(1,294)	—	(281,335)	—	—
Surrenders, withdrawals and death benefits	(14,979)	(3,914,701)	(22,857,819)	(322,940)	(386,960)
Net transfers between other subaccounts
or fixed rate option	(912)	8,431,152	29,207,503	1,694,365	1,369,705
Other charges	(236)	(240,260)	(658,990)	(2,392)	(1,672)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(17,282)	4,276,298	5,429,607	1,375,186	983,740

TOTAL INCREASE (DECREASE) IN NET ASSETS	(893)	6,104,365	9,380,333	1,753,803	1,165,059

NET ASSETS
Beginning of period	169,668	36,366,519	89,663,319	3,180,314	2,032,655
End of period	$168,775	$42,470,884	$99,043,652	$4,934,117	$3,197,714

Beginning units	16,645	3,456,959	9,156,684	244,824	153,593
Units issued	13	3,273,542	12,564,493	373,981	158,703
Units redeemed	(1,582)	(2,878,094)	(11,909,150)	(272,219)	(90,807)
Ending units	15,076	3,852,407	9,812,027	346,586	221,489

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
	1/1/2016	1/1/2016	1/4/2016*	8/5/2016*
	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,710,101)	$(2,227,189)	$(1,230,654)	$89,315
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	29,964,278	5,419,337	(3,000,397)	(88,339)
Net change in unrealized gain (loss) on investments	(4,818,402)	(8,590,806)	(11,861,708)	(1,330,037)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,435,775	(5,398,658)	(16,092,759)	(1,329,061)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	65,707
Annuity payments	(19,743)	—	—	(68,651)
Surrenders, withdrawals and death benefits	(23,661,904)	(13,537,454)	(7,902,691)	(1,768,703)
Net transfers between other subaccounts
or fixed rate option	(304,803,494)	127,347,968	268,297,105	34,460,063
Other charges	(69,793)	(58,207)	(4,750)	(16,432)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(328,554,934)	113,752,307	260,389,664	32,671,984

TOTAL INCREASE (DECREASE) IN NET ASSETS	(307,119,159)	108,353,649	244,296,905	31,342,923

NET ASSETS
Beginning of period	328,078,910	85,261,881	—	—
End of period	$20,959,751	$193,615,530	$244,296,905	$31,342,923

Beginning units	29,129,249	8,601,272	—	—
Units issued	5,547,350	29,645,839	30,370,672	3,947,576
Units redeemed	(32,821,730)	(18,725,839)	(5,594,493)	(729,957)
Ending units	1,854,869	19,521,272	24,776,179	3,217,619

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,869,100)	$(10,050,035)	$(10,026,333)	$(2,843,903)	$(18,186,880)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,194,725	58,234,577	—	22,283,852	53,954,734
Net change in unrealized gain (loss) on investments	(98,460,981)	(5,762,318)	—	(15,844,665)	(54,776,821)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(42,135,355)	42,422,223	(10,026,333)	3,595,285	(19,008,967)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,953,845	1,825,694	11,282,624	757,474	1,736,293
Annuity payments	(1,276,280)	(438,506)	(3,474,569)	(395,345)	(1,524,233)
Surrenders, withdrawals and death benefits	(74,586,923)	(54,151,584)	(679,680,351)	(17,947,748)	(62,203,882)
Net transfers between other subaccounts
or fixed rate option	178,044,029	19,047,286	600,216,403	(9,674,271)	(75,559,485)
Other charges	(1,557,058)	(2,910,691)	(1,596,979)	(899,248)	(6,730,226)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	103,577,613	(36,627,802)	(73,252,871)	(28,159,139)	(144,281,533)

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,442,258	5,794,422	(83,279,204)	(24,563,854)	(163,290,500)

NET ASSETS
Beginning of period	689,166,511	587,849,552	736,674,104	196,643,252	1,109,217,819
End of period	$750,608,769	$593,643,974	$653,394,900	$172,079,398	$945,927,319

Beginning units	31,645,049	30,988,864	67,305,488	5,272,630	69,640,678
Units issued	20,730,387	13,794,301	189,171,257	2,580,566	7,783,237
Units redeemed	(15,746,349)	(16,266,850)	(196,598,321)	(3,408,637)	(17,219,123)
Ending units	36,629,087	28,516,315	59,878,424	4,444,559	60,204,792

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Value Equity Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,780,339)	$(3,546,995)	$(4,553,679)	$(1,753,077)	$(4,635,652)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,017,649	6,578,525	24,468,831	15,529,478	30,910,971
Net change in unrealized gain (loss) on investments	(17,551,123)	(13,209,895)	(18,558,777)	(22,158,787)	(43,643,033)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,313,814)	(10,178,365)	1,356,375	(8,382,386)	(17,367,714)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	324,772	1,647,041	1,086,841	432,843	990,966
Annuity payments	(123,934)	(734,723)	(421,029)	(109,403)	(720,485)
Surrenders, withdrawals and death benefits	(10,483,099)	(30,627,434)	(25,855,465)	(9,397,317)	(30,898,293)
Net transfers between other subaccounts
or fixed rate option	(15,762,344)	(25,229,012)	(24,206,646)	(17,710,151)	(18,398,103)
Other charges	(525,121)	(854,656)	(1,013,276)	(537,105)	(659,212)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(26,569,726)	(55,798,783)	(50,409,575)	(27,321,133)	(49,685,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,883,540)	(65,977,149)	(49,053,201)	(35,703,519)	(67,052,840)

NET ASSETS
Beginning of period	127,679,212	249,186,136	295,248,492	118,991,574	331,797,047
End of period	$92,795,672	$183,208,987	$246,195,291	$83,288,055	$264,744,207

Beginning units	7,116,082	12,385,518	13,632,895	4,942,939	11,173,111
Units issued	1,777,638	8,992,329	3,238,284	1,632,565	2,695,598
Units redeemed	(3,312,825)	(11,971,081)	(5,527,264)	(2,832,089)	(4,652,106)
Ending units	5,580,895	9,406,766	11,343,915	3,743,415	9,216,603

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,950,818)	$(3,684,055)	$(5,248,924)	$(4,804,960)	$(16,490,644)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,724,306	27,668,501	42,033,640	5,906,357	119,064,134
Net change in unrealized gain (loss) on investments	(41,063,633)	(40,527,359)	(65,035,474)	(7,855,131)	(21,465,500)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(23,290,145)	(16,542,913)	(28,250,758)	(6,753,735)	81,107,990

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,262,219	1,160,406	1,127,249	1,663,635	3,349,021
Annuity payments	(196,953)	(397,859)	(855,010)	(601,455)	(2,658,923)
Surrenders, withdrawals and death benefits	(28,420,371)	(18,830,183)	(28,620,256)	(32,777,471)	(110,829,494)
Net transfers between other subaccounts
or fixed rate option	293,236,846	(14,211,709)	(41,876,941)	31,124,866	(87,599,519)
Other charges	(1,515,123)	(1,196,471)	(944,640)	(1,485,786)	(2,229,752)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	264,366,619	(33,475,818)	(71,169,599)	(2,076,212)	(199,968,667)

TOTAL INCREASE (DECREASE) IN NET ASSETS	241,076,473	(50,018,731)	(99,420,357)	(8,829,946)	(118,860,677)

NET ASSETS
Beginning of period	270,286,856	242,871,650	349,898,546	312,814,950	1,088,140,993
End of period	$511,363,329	$192,852,919	$250,478,189	$303,985,004	$969,280,316

Beginning units	17,204,065	6,815,385	18,558,146	17,717,610	50,223,760
Units issued	34,664,282	3,420,748	3,710,496	9,356,563	8,898,865
Units redeemed	(10,966,042)	(4,475,839)	(7,980,179)	(9,652,732)	(18,942,310)
Ending units	40,902,305	5,760,294	14,288,463	17,421,441	40,180,315

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(3,851,447)	$(6,268,934)	$(2,604,469)	$(6,862,573)	$(24,958,669)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	29,871,362	54,621,096	14,955,861	(944,641)	21,790,733
Net change in unrealized gain (loss) on investments	(13,214,027)	(76,459,391)	(13,942,353)	3,501,786	(52,319,974)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,805,888	(28,107,228)	(1,590,961)	(4,305,429)	(55,487,910)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,000,776	1,720,771	411,988	1,912,971	5,504,228
Annuity payments	(702,574)	(1,235,289)	(280,576)	(2,185,295)	(2,794,996)
Surrenders, withdrawals and death benefits	(20,369,273)	(41,096,904)	(14,025,661)	(55,239,161)	(125,536,889)
Net transfers between other subaccounts
or fixed rate option	(20,170,246)	(32,112,014)	5,245,751	(19,323,549)	(158,642,429)
Other charges	(847,953)	(1,309,379)	(789,877)	(849,723)	(8,967,674)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,089,270)	(74,032,816)	(9,438,374)	(75,684,758)	(290,437,759)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,283,381)	(102,140,044)	(11,029,336)	(79,990,187)	(345,925,669)

NET ASSETS
Beginning of period	255,131,454	455,842,490	162,003,766	472,442,146	1,680,167,793
End of period	$226,848,073	$353,702,446	$150,974,430	$392,451,959	$1,334,242,124

Beginning units	16,817,117	11,696,076	6,896,296	34,413,011	98,250,433
Units issued	2,862,416	3,194,563	3,485,816	12,177,526	21,073,746
Units redeemed	(5,451,622)	(5,402,726)	(3,920,792)	(18,358,211)	(39,197,241)
Ending units	14,227,911	9,487,913	6,461,320	28,232,326	80,126,938

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,709,927)	$(2,708,004)	$(39,000,972)	$(2,367,755)	$(4,310,635)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,723,474	(5,316,315)	105,598,857	5,063,626	21,708,908
Net change in unrealized gain (loss) on investments	(15,537,500)	(30,918,586)	(108,019,414)	(4,192,695)	(26,587,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,476,046	(38,942,905)	(41,421,530)	(1,496,824)	(9,189,034)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	976,083	691,375	7,760,925	511,993	1,950,749
Annuity payments	(756,672)	(428,417)	(1,940,392)	(53,177)	(133,196)
Surrenders, withdrawals and death benefits	(16,805,705)	(12,748,786)	(131,245,784)	(10,453,674)	(22,548,905)
Net transfers between other subaccounts
or fixed rate option	(7,367,297)	(14,191,294)	408,976,330	2,117,002	11,872,119
Other charges	(853,233)	(1,108,285)	(14,574,850)	(576,694)	(1,365,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,806,824)	(27,785,407)	268,976,228	(8,454,550)	(10,224,699)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,330,778)	(66,728,312)	227,554,698	(9,951,374)	(19,413,733)

NET ASSETS
Beginning of period	189,182,661	197,593,031	2,272,782,141	137,519,726	257,973,305
End of period	$166,851,883	$130,864,719	$2,500,336,839	$127,568,352	$238,559,572

Beginning units	9,586,912	7,167,473	118,930,958	9,452,301	11,157,079
Units issued	3,177,107	3,817,437	42,292,569	2,924,942	8,449,744
Units redeemed	(4,444,859)	(5,120,267)	(28,911,686)	(3,561,386)	(9,019,809)
Ending units	8,319,160	5,864,643	132,311,841	8,815,857	10,587,014

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,946,538)	$(2,923,111)	$(6,487,887)	$(7,519,174)	$(90,555,725)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,616,527	(2,901,463)	24,825,158	31,277,042	234,358,393
Net change in unrealized gain (loss) on investments	(12,119,051)	(6,080,474)	(11,968,658)	(34,654,312)	(208,514,351)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,449,062)	(11,905,048)	6,368,613	(10,896,445)	(64,711,683)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,491,392	921,073	1,162,926	1,654,094	14,854,810
Annuity payments	(351,464)	(483,572)	(572,416)	(79,796)	(1,565,922)
Surrenders, withdrawals and death benefits	(16,902,414)	(21,082,105)	(43,524,740)	(32,643,011)	(299,047,802)
Net transfers between other subaccounts
or fixed rate option	2,250,172	(12,254,321)	(17,200,942)	(33,146,917)	(118,849,238)
Other charges	(975,214)	(613,108)	(927,142)	(2,622,311)	(24,356,327)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,487,528)	(33,512,034)	(61,062,312)	(66,837,941)	(428,964,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,936,590)	(45,417,081)	(54,693,699)	(77,734,386)	(493,676,162)

NET ASSETS
Beginning of period	194,149,040	205,537,881	414,734,742	475,936,202	5,062,624,513
End of period	$171,212,450	$160,120,800	$360,041,043	$398,201,816	$4,568,948,351

Beginning units	10,518,012	13,173,180	21,229,301	37,368,293	353,854,312
Units issued	4,123,242	4,346,580	6,209,520	13,610,132	60,311,255
Units redeemed	(5,032,464)	(6,808,315)	(9,727,169)	(18,923,269)	(91,825,013)
Ending units	9,608,790	10,711,445	17,711,652	32,055,156	322,340,554

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(48,479,732)	$(51,049,475)	$(39,232,601)	$(18,127,384)	$(14,099,475)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	158,080,862	116,966,703	89,151,836	52,467,543	29,375,439
Net change in unrealized gain (loss) on investments	(240,034,698)	(100,392,729)	(83,355,755)	(71,890,735)	(31,404,187)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(130,433,568)	(34,475,501)	(33,436,519)	(37,550,576)	(16,128,223)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,470,741	12,593,616	5,932,006	2,816,586	2,253,468
Annuity payments	(2,045,733)	(1,305,939)	(1,838,003)	(485,584)	(440,979)
Surrenders, withdrawals and death benefits	(167,504,955)	(199,344,066)	(189,829,532)	(54,674,316)	(47,234,375)
Net transfers between other subaccounts
or fixed rate option	(357,563,402)	(87,995,265)	(97,990,308)	842,407,009	75,489,564
Other charges	(14,197,879)	(18,533,169)	(12,041,119)	(8,666,464)	(6,847,076)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(532,841,229)	(294,584,823)	(295,766,955)	781,397,231	23,220,603

TOTAL INCREASE (DECREASE) IN NET ASSETS	(663,274,797)	(329,060,324)	(329,203,474)	743,846,655	7,092,380

NET ASSETS
Beginning of period	2,897,839,195	3,056,528,856	2,325,500,246	917,204,463	858,980,036
End of period	$2,234,564,398	$2,727,468,532	$1,996,296,772	$1,661,051,118	$866,072,416

Beginning units	233,965,422	213,349,940	168,146,779	66,475,728	73,707,778
Units issued	34,221,656	25,973,030	26,429,517	79,920,785	20,324,706
Units redeemed	(78,508,679)	(46,957,236)	(48,252,006)	(23,109,585)	(18,160,132)
Ending units	189,678,399	192,365,734	146,324,290	123,286,928	75,872,352

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(11,723,932)	$(11,852,350)	$(8,559,820)	$(7,030)	$45,776
Capital gains distributions received	—	—	—	150,989	441,908
Net realized gain (loss) on shares redeemed	32,641,406	21,385,150	7,789,710	53,469	54,131
Net change in unrealized gain (loss) on investments	(39,403,787)	(27,301,935)	(1,920,086)	(195,286)	(540,958)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(18,486,313)	(17,769,134)	(2,690,197)	2,141	857

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,628,582	2,067,277	2,107,537	4,664	4,848
Annuity payments	(87,292)	(105,392)	(156,351)	—	(16,848)
Surrenders, withdrawals and death benefits	(32,603,729)	(39,799,975)	(41,724,842)	(127,123)	(340,489)
Net transfers between other subaccounts
or fixed rate option	(42,548,707)	(53,102,985)	21,560,799	(13,048)	(158,789)
Other charges	(5,742,636)	(5,924,579)	(3,195,316)	(3,484)	(4,667)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(79,353,782)	(96,865,654)	(21,408,173)	(138,991)	(515,946)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,840,095)	(114,634,789)	(24,098,370)	(136,849)	(515,089)

NET ASSETS
Beginning of period	728,979,113	761,419,983	497,795,539	1,093,952	4,337,950
End of period	$631,139,018	$646,785,194	$473,697,169	$957,103	$3,822,861

Beginning units	56,420,211	63,341,349	40,755,484	68,853	196,258
Units issued	7,428,614	7,430,410	23,774,859	2,296	7,359
Units redeemed	(13,669,329)	(15,576,701)	(25,686,750)	(10,969)	(30,760)
Ending units	50,179,496	55,195,058	38,843,593	60,180	172,857
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund (Class II)	ProFund VP Asia 30	ProFund VP Banks
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(3,962)	$(83,629)	$(187,435)	$(140,626)	$(55,880)
Capital gains distributions received	20,056	—	—	670,171	—
Net realized gain (loss) on shares redeemed	9,851	475,589	(767,805)	(1,102,750)	107,322
Net change in unrealized gain (loss) on investments	(15,680)	(356,760)	(6,808,037)	(849,163)	(377,816)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,264	35,200	(7,763,277)	(1,422,369)	(326,375)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	265	26,081	454,485	53,752	87,462
Annuity payments	—	(12,312)	(2,363)	(33,608)	(19,036)
Surrenders, withdrawals and death benefits	(4,458)	(770,144)	(5,137,470)	(1,236,851)	(601,326)
Net transfers between other subaccounts
or fixed rate option	(14,023)	434,150	(234,317)	(585,659)	1,311,593
Other charges	(634)	(5,564)	(49,762)	(27,102)	(3,864)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,850)	(327,789)	(4,969,426)	(1,829,468)	774,829

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,586)	(292,589)	(12,732,704)	(3,251,837)	448,454

NET ASSETS
Beginning of period	379,537	5,552,393	47,005,411	12,317,966	4,619,120
End of period	$370,951	$5,259,804	$34,272,707	$9,066,129	$5,067,574

Beginning units	14,280	397,464	2,460,786	549,072	639,173
Units issued	10	192,319	738,054	742,366	2,377,875
Units redeemed	(712)	(221,962)	(992,282)	(836,050)	(2,304,030)
Ending units	13,578	367,821	2,206,558	455,388	713,018

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(82,735)	$(292,628)	$(76,724)	$(145,267)	$(566,455)
Capital gains distributions received	—	800,406	—	1,518,134	548,564
Net realized gain (loss) on shares redeemed	(430,881)	1,406,970	(416,106)	(164,250)	1,323,788
Net change in unrealized gain (loss) on investments	130,864	(1,792,589)	(885,139)	(1,340,831)	(1,630,661)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(382,751)	122,159	(1,377,968)	(132,216)	(324,765)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,413	83,934	43,866	63,448	63,217
Annuity payments	(10,610)	(27,566)	(27,159)	(143,497)	19,415
Surrenders, withdrawals and death benefits	(592,502)	(2,227,969)	(763,757)	(1,269,389)	(6,068,950)
Net transfers between other subaccounts
or fixed rate option	643,965	(3,295,423)	(1,294,908)	(1,880,254)	(18,612,133)
Other charges	(5,885)	(10,391)	(8,285)	(6,252)	(44,622)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	49,382	(5,477,415)	(2,050,243)	(3,235,942)	(24,643,073)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(333,369)	(5,355,256)	(3,428,212)	(3,368,158)	(24,967,839)

NET ASSETS
Beginning of period	5,964,091	22,711,362	9,745,127	12,418,385	56,458,616
End of period	$5,630,722	$17,356,106	$6,316,915	$9,050,227	$31,490,778

Beginning units	2,385,698	723,709	522,248	808,588	3,407,628
Units issued	16,810,531	916,803	376,293	2,603,075	11,409,180
Units redeemed	(16,890,691)	(1,091,101)	(501,535)	(2,799,389)	(12,899,539)
Ending units	2,305,538	549,411	397,006	612,274	1,917,269

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(209,082)	$(83,742)	$(158,345)	$551,085	$(208,904)
Capital gains distributions received	1,711,329	—	1,910,444	—	—
Net realized gain (loss) on shares redeemed	474,116	1,123,099	(4,343,866)	(2,203,416)	1,723,218
Net change in unrealized gain (loss) on investments	(1,705,175)	(687,574)	(3,223,016)	(12,732)	(2,353,004)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	271,188	351,783	(5,814,783)	(1,665,063)	(838,690)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,335	42,129	75,552	58,658	91,777
Annuity payments	(5,524)	(3,468)	(20,236)	23,879	(1,972)
Surrenders, withdrawals and death benefits	(2,813,784)	(1,439,169)	(3,184,442)	(1,720,255)	(1,927,992)
Net transfers between other subaccounts
or fixed rate option	5,888,395	(1,243,359)	(1,082,309)	1,159,540	(1,804,629)
Other charges	(60,674)	(56,569)	(23,744)	(22,784)	(79,253)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,056,747	(2,700,437)	(4,235,178)	(500,962)	(3,722,070)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,327,936	(2,348,653)	(10,049,961)	(2,166,025)	(4,560,760)

NET ASSETS
Beginning of period	11,145,749	16,703,713	25,967,146	12,684,129	20,489,767
End of period	$14,473,685	$14,355,060	$15,917,185	$10,518,104	$15,929,007

Beginning units	605,758	863,098	1,124,458	1,052,151	1,954,124
Units issued	1,160,237	937,041	888,914	2,039,547	1,160,649
Units redeemed	(1,012,641)	(1,082,109)	(1,108,604)	(2,107,776)	(1,533,078)
Ending units	753,354	718,030	904,768	983,922	1,581,695

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(220,547)	$(934,609)	$281,506	$(139,778)	$(98,629)
Capital gains distributions received	—	—	218,898	—	672,719
Net realized gain (loss) on shares redeemed	1,218,009	7,794,068	(350,558)	504,206	211,890
Net change in unrealized gain (loss) on investments	(892,069)	(5,796,880)	(460,355)	(903,582)	302,333
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	105,393	1,062,579	(310,510)	(539,154)	1,088,314

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,415	163,600	17,068	36,455	20,767
Annuity payments	32,322	(20,878)	(18,706)	(3,478)	(1,278)
Surrenders, withdrawals and death benefits	(2,508,335)	(9,451,548)	(1,716,215)	(1,033,246)	(887,628)
Net transfers between other subaccounts
or fixed rate option	(799,569)	5,799,947	(1,406,327)	(3,359,435)	4,391,098
Other charges	(21,329)	(269,725)	(3,956)	(46,865)	(3,628)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,269,496)	(3,778,603)	(3,128,136)	(4,406,568)	3,519,332

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,164,103)	(2,716,024)	(3,438,646)	(4,945,722)	4,607,645

NET ASSETS
Beginning of period	17,723,263	52,235,612	11,927,859	12,137,561	5,279,059
End of period	$14,559,160	$49,519,588	$8,489,213	$7,191,839	$9,886,704

Beginning units	863,670	2,579,441	645,923	629,230	123,537
Units issued	8,063,089	2,386,500	2,084,214	317,148	242,517
Units redeemed	(8,166,265)	(2,606,103)	(2,267,837)	(555,050)	(171,436)
Ending units	760,494	2,359,838	462,300	391,328	194,618

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(152,297)	$(177,865)	$(357,518)	$(214,152)	$(101,670)
Capital gains distributions received	—	—	4,039,257	801,578	271,762
Net realized gain (loss) on shares redeemed	1,008,558	(6,391,173)	(3,105,551)	(1,046,061)	763,925
Net change in unrealized gain (loss) on investments	(727,447)	2,187,431	(1,309,461)	(1,163,386)	(642,007)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	128,815	(4,381,606)	(733,273)	(1,622,021)	292,010

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,833	63,601	52,573	37,196	50,974
Annuity payments	4,795	(41,954)	26,838	16,191	11,319
Surrenders, withdrawals and death benefits	(1,410,936)	(1,853,451)	(3,032,478)	(1,988,319)	(1,311,361)
Net transfers between other subaccounts
or fixed rate option	1,574,563	630,927	1,820,396	(1,661,667)	(1,902,014)
Other charges	(13,239)	(20,848)	(48,531)	(42,159)	(9,342)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	201,016	(1,221,725)	(1,181,201)	(3,638,758)	(3,160,424)

TOTAL INCREASE (DECREASE) IN NET ASSETS	329,831	(5,603,331)	(1,914,474)	(5,260,778)	(2,868,415)

NET ASSETS
Beginning of period	7,391,582	15,781,160	23,083,180	17,298,542	10,881,756
End of period	$7,721,413	$10,177,829	$21,168,706	$12,037,764	$8,013,341

Beginning units	641,077	2,216,874	1,099,320	801,898	716,987
Units issued	1,506,373	9,620,872	2,527,597	1,370,025	718,991
Units redeemed	(1,505,806)	(9,712,045)	(2,608,233)	(1,552,405)	(930,552)
Ending units	641,644	2,125,701	1,018,684	619,518	505,426

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(113,085)	$(141,167)	$(376,479)	$(15,065)	$(382,129)
Capital gains distributions received	—	—	3,185,457	65,150	3,747,819
Net realized gain (loss) on shares redeemed	1,365,084	(1,213,452)	(185,352)	(225,138)	(2,043,737)
Net change in unrealized gain (loss) on investments	(1,361,496)	660,206	(908,486)	(98,442)	(1,841,455)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(109,497)	(694,413)	1,715,140	(273,495)	(519,502)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	53,204	59,732	47,560	9,753	46,197
Annuity payments	13,085	(7,389)	(948,656)	(2,237)	17,145
Surrenders, withdrawals and death benefits	(2,630,741)	(1,428,156)	(3,810,736)	(315,496)	(3,082,730)
Net transfers between other subaccounts
or fixed rate option	(2,065,207)	(2,771,350)	909,948	(845,810)	2,119,267
Other charges	(30,963)	(15,041)	(24,685)	(1,046)	(47,494)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,660,622)	(4,162,203)	(3,826,569)	(1,154,836)	(947,616)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,770,119)	(4,856,616)	(2,111,428)	(1,428,331)	(1,467,117)

NET ASSETS
Beginning of period	16,398,977	12,483,460	30,971,656	3,403,595	23,074,896
End of period	$11,628,858	$7,626,844	$28,860,228	$1,975,264	$21,607,779

Beginning units	690,524	6,709,721	1,970,614	327,800	1,014,937
Units issued	937,625	36,132,547	11,198,068	985,868	2,561,460
Units redeemed	(1,134,181)	(38,629,497)	(11,427,573)	(1,117,282)	(2,625,863)
Ending units	493,968	4,212,771	1,741,109	196,386	950,534

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Short Mid-Cap	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,241)	$(22,337)	$(11,623)	$(233,527)	$(76,961)
Capital gains distributions received	—	—	—	1,377,362	—
Net realized gain (loss) on shares redeemed	(26,497)	(523,506)	(13,007)	(1,315,163)	422,751
Net change in unrealized gain (loss) on investments	24,965	84,452	21,620	(1,657,294)	(382,248)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,773)	(461,391)	(3,011)	(1,828,623)	(36,458)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,792	3,881	2,327	36,074	9,187
Annuity payments	(239)	(1,210)	(223)	2,725	—
Surrenders, withdrawals and death benefits	(45,055)	(125,073)	(32,926)	(1,699,813)	(602,965)
Net transfers between other subaccounts
or fixed rate option	22,761	1,014,163	(113,672)	438,638	480,646
Other charges	(704)	(3,280)	(1,004)	(34,955)	(2,900)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,445)	888,482	(145,498)	(1,257,331)	(116,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,218)	427,092	(148,508)	(3,085,954)	(152,490)

NET ASSETS
Beginning of period	526,556	1,065,418	687,605	13,800,291	6,252,391
End of period	$498,338	$1,492,510	$539,097	$10,714,337	$6,099,901

Beginning units	248,877	831,968	338,776	702,203	592,092
Units issued	2,534,583	16,033,181	14,329,156	1,070,999	506,229
Units redeemed	(2,538,790)	(15,510,375)	(14,396,321)	(1,164,973)	(499,846)
Ending units	244,670	1,354,774	271,611	608,229	598,475

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$11,227	$(247,590)	$(520,955)	$(132,223)	$167,636
Capital gains distributions received	—	2,923,807	5,588,947	317,179	125,095
Net realized gain (loss) on shares redeemed	(63,311)	(3,477,733)	1,864,874	(670,388)	1,841,880
Net change in unrealized gain (loss) on investments	56,471	(1,245,170)	(1,610,229)	(657,554)	(4,793,019)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,388	(2,046,686)	5,322,638	(1,142,987)	(2,658,407)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,165	73,258	136,153	159,781	75,076
Annuity payments	—	(10,060)	(3,480)	(12,762)	23,450
Surrenders, withdrawals and death benefits	(1,389,782)	(1,786,145)	(3,977,089)	(951,330)	(3,405,000)
Net transfers between other subaccounts
or fixed rate option	(589,007)	(259,255)	(470,820)	(1,468,584)	(8,387,963)
Other charges	(25,715)	(14,229)	(25,446)	(5,715)	(86,739)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,973,338)	(1,996,432)	(4,340,682)	(2,278,610)	(11,781,176)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,968,950)	(4,043,118)	981,956	(3,421,597)	(14,439,584)

NET ASSETS
Beginning of period	6,332,046	23,522,950	42,098,782	10,465,996	33,521,848
End of period	$4,363,096	$19,479,832	$43,080,738	$7,044,399	$19,082,264

Beginning units	627,384	845,480	8,526,695	560,642	1,719,667
Units issued	476,701	3,990,466	14,792,413	2,046,512	1,490,903
Units redeemed	(650,975)	(4,045,871)	(15,491,095)	(2,167,771)	(2,142,060)
Ending units	453,110	790,075	7,828,013	439,383	1,068,510

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(380,899)	$(72,025)	$(21,192)	$(131,404)	$(483)
Capital gains distributions received	—	—	—	607,001	—
Net realized gain (loss) on shares redeemed	2,605,994	1,081,489	195,362	530,178	(10,806)
Net change in unrealized gain (loss) on investments	(1,859,545)	(1,995,705)	(211,965)	(389,875)	9,198
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	365,550	(986,240)	(37,795)	615,901	(2,092)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	69,134	48,966	2,240	30,894	30
Annuity payments	20,960	(11,388)	(916)	(12,875)	—
Surrenders, withdrawals and death benefits	(4,238,282)	(1,916,166)	(289,595)	(1,172,732)	(6,052)
Net transfers between other subaccounts
or fixed rate option	(8,821,883)	(9,997,339)	(83,621)	(322,217)	1,537
Other charges	(47,789)	(56,649)	(2,051)	(15,137)	(51)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,017,859)	(11,932,576)	(373,942)	(1,492,067)	(4,536)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,652,309)	(12,918,816)	(411,737)	(876,167)	(6,628)

NET ASSETS
Beginning of period	37,627,457	28,106,666	1,746,005	9,893,842	39,012
End of period	$24,975,148	$15,187,850	$1,334,268	$9,017,676	$32,384

Beginning units	2,195,905	1,950,164	158,866	737,998	12,658
Units issued	2,032,631	1,075,050	1,732	6,076	638
Units redeemed	(2,816,171)	(1,914,297)	(35,140)	(113,240)	(2,148)
Ending units	1,412,365	1,110,917	125,458	630,834	11,148

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Invesco V.I. Global Health Care Fund (Series I)	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(807,341)	$(292,509)	$(99,928)	$10,009	$(22,739)
Capital gains distributions received	4,967,020	2,074,638	—	—	198,540
Net realized gain (loss) on shares redeemed	8,227,400	1,230,322	1,446,297	37,507	111,728
Net change in unrealized gain (loss) on investments	(12,224,159)	(1,931,006)	(1,364,912)	(27,879)	(338,036)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	162,921	1,081,445	(18,544)	19,636	(50,507)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	309,395	106,922	24,990	361	16,933
Annuity payments	(73,463)	(21,735)	(682,733)	—	(8,184)
Surrenders, withdrawals and death benefits	(5,531,863)	(2,297,425)	(2,725,504)	(173,312)	(215,308)
Net transfers between other subaccounts
or fixed rate option	(323,437)	563,443	(1,069,359)	15,952	22,255
Other charges	(52,621)	(26,250)	(18,917)	(118)	(1,163)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,671,989)	(1,675,045)	(4,471,522)	(157,117)	(185,468)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,509,068)	(593,600)	(4,490,066)	(137,481)	(235,975)

NET ASSETS
Beginning of period	52,379,874	21,265,250	27,689,796	509,864	1,620,066
End of period	$46,870,806	$20,671,650	$23,199,730	$372,383	$1,384,091

Beginning units	1,946,086	2,382,012	706,761	61,078	81,125
Units issued	847,332	315,114	8,900	5,167	4,504
Units redeemed	(1,095,282)	(507,864)	(122,389)	(21,804)	(13,246)
Ending units	1,698,136	2,189,262	593,272	44,441	72,383

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Total Return Bond (Class 2)	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,077)	$(23,616,536)	$(43,148,201)	$(35,119,052)	$(15,281,077)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	54,721	51,487,444	143,195,038	105,688,838	23,568,034
Net change in unrealized gain (loss) on investments	(86,731)	(37,087,797)	(171,227,534)	(89,877,661)	(12,877,592)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(36,088)	(9,216,890)	(71,180,697)	(19,307,875)	(4,590,635)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,198	3,508,526	5,505,725	4,602,935	10,755
Annuity payments	(24,633)	(690,821)	(543,416)	(894,163)	(156,778)
Surrenders, withdrawals and death benefits	(336,905)	(86,496,904)	(138,908,383)	(121,269,712)	(50,723,414)
Net transfers between other subaccounts
or fixed rate option	(181,607)	(61,756,087)	954,144,542	(97,790,342)	1,089,093,032
Other charges	(1,311)	(8,152,870)	(16,800,770)	(11,152,512)	(9,626,548)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(538,258)	(153,588,157)	803,397,698	(226,503,794)	1,028,597,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	(574,346)	(162,805,047)	732,217,001	(245,811,669)	1,024,006,413

NET ASSETS
Beginning of period	3,403,090	1,364,995,130	2,292,578,757	2,024,232,881	633,172,865
End of period	$2,828,744	$1,202,190,083	$3,024,795,758	$1,778,421,212	$1,657,179,278

Beginning units	180,279	113,449,262	185,765,255	140,665,631	41,948,706
Units issued	6,821	17,635,256	130,878,427	19,519,481	177,597,885
Units redeemed	(35,232)	(30,517,236)	(67,868,342)	(35,726,339)	(109,058,733)
Ending units	151,868	100,567,282	248,775,340	124,458,773	110,487,858

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,313,352)	$(1,106,404)	$(744,680)	$(1,872,598)	$(489,521)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	359,046	1,564,230	2,932,112	(3,543,982)	86,071
Net change in unrealized gain (loss) on investments	291,890	(861,184)	(3,382,107)	(17,432,881)	(264,494)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(662,416)	(403,358)	(1,194,675)	(22,849,461)	(667,944)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	433	3,460	122,653	377,904	—
Annuity payments	(778,720)	—	(7,822)	(23,143)	—
Surrenders, withdrawals and death benefits	(8,229,627)	(7,187,544)	(2,854,296)	(6,500,177)	(5,214,449)
Net transfers between other subaccounts
or fixed rate option	(5,312,855)	2,402,532	(4,176,125)	(9,263,997)	34,306,035
Other charges	(27,695)	(22,418)	(357,687)	(997,367)	(7,053)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,348,464)	(4,803,970)	(7,273,276)	(16,406,779)	29,084,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,010,879)	(5,207,328)	(8,467,951)	(39,256,241)	28,416,590

NET ASSETS
Beginning of period	73,254,672	59,083,079	47,309,270	128,435,084	9,633,270
End of period	$58,243,793	$53,875,751	$38,841,319	$89,178,843	$38,049,860

Beginning units	5,596,118	4,464,881	3,551,291	13,467,401	908,054
Units issued	1,609,054	2,282,091	1,588,024	6,793,333	4,180,735
Units redeemed	(2,715,276)	(2,650,159)	(2,168,186)	(8,875,873)	(1,427,635)
Ending units	4,489,896	4,096,813	2,971,129	11,384,861	3,661,154

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,428,632)	$(434,840)	$(924,416)	$(565,878)	$(3,032,985)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,416,868	3,629,760	4,944,052	301,552	5,235,701
Net change in unrealized gain (loss) on investments	(3,158,530)	(4,920,458)	(366,735)	(264,093)	(2,051,995)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(170,294)	(1,725,538)	3,652,900	(528,419)	150,722

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,233	114,213	171,099	165	—
Annuity payments	—	(2,380)	(2,065)	—	—
Surrenders, withdrawals and death benefits	(14,424,416)	(3,345,836)	(4,057,772)	(3,963,918)	(17,796,714)
Net transfers between other subaccounts
or fixed rate option	6,209,799	(4,141,926)	27,817,395	5,597,566	25,681,630
Other charges	(44,770)	(176,266)	(441,150)	(10,137)	(44,094)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,253,154)	(7,552,195)	23,487,507	1,623,676	7,840,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,423,448)	(9,277,733)	27,140,407	1,095,257	7,991,543

NET ASSETS
Beginning of period	133,908,374	31,414,131	44,599,812	26,981,600	153,971,685
End of period	$125,484,926	$22,136,398	$71,740,219	$28,076,857	$161,963,228

Beginning units	12,075,160	1,881,196	2,432,317	2,367,527	11,893,215
Units issued	8,997,021	708,309	3,335,407	1,473,845	13,380,341
Units redeemed	(9,702,896)	(1,176,116)	(2,178,944)	(1,328,566)	(12,734,454)
Ending units	11,369,285	1,413,389	3,588,780	2,512,806	12,539,102
The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio (Class 2)	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(92,131)	$(36,166)	$(7,807)	$(326,016)	$(204,559)
Capital gains distributions received	2,233,175	430,067	—	3,640,961	1,787,951
Net realized gain (loss) on shares redeemed	1,363,826	121,440	53,451	395,044	744,163
Net change in unrealized gain (loss) on investments	(3,787,142)	(507,943)	(159,361)	(3,689,632)	(2,959,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(282,272)	7,398	(113,717)	20,356	(632,406)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	69,287	5,185	5,169	127,690	54,017
Annuity payments	(69,652)	(5,724)	(1,326)	(33,737)	(17,044)
Surrenders, withdrawals and death benefits	(2,091,333)	(393,185)	(136,805)	(2,206,441)	(1,670,626)
Net transfers between other subaccounts
or fixed rate option	(86,394)	(25,545)	(8,675)	(1,928,601)	(222,837)
Other charges	(17,414)	(1,323)	(2,846)	(21,662)	(14,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,195,505)	(420,593)	(144,484)	(4,062,752)	(1,870,755)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,477,778)	(413,195)	(258,201)	(4,042,397)	(2,503,161)

NET ASSETS
Beginning of period	16,606,432	2,704,665	1,045,021	23,913,126	14,575,266
End of period	$14,128,654	$2,291,470	$786,820	$19,870,730	$12,072,105

Beginning units	921,573	141,818	73,161	1,137,310	822,754
Units issued	170,599	1,697	3,758	194,947	287,236
Units redeemed	(300,742)	(23,238)	(14,606)	(377,637)	(401,685)
Ending units	791,430	120,277	62,313	954,620	708,305

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$473,274	$(1,320,776)	$(1,794,550)	$(2,329,328)	$38,335
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(415,372)	1,443,411	1,815,866	5,980,746	2,257,244
Net change in unrealized gain (loss) on investments	8,156	(700,076)	(2,056,522)	(10,197,205)	(2,149,179)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,057	(577,440)	(2,035,205)	(6,545,787)	146,400

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	149,274	7,388	2,476,129	193,104	95,869
Annuity payments	(49,485)	(14,772)	(93,899)	(167,918)	(115,576)
Surrenders, withdrawals and death benefits	(2,239,885)	(9,992,196)	(11,774,559)	(9,816,926)	(3,637,512)
Net transfers between other subaccounts
or fixed rate option	1,981,497	102,470,005	41,453,607	(4,187,335)	1,042,051
Other charges	(19,039)	(18,706)	(42,163)	(819,655)	(20,123)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(177,639)	92,451,719	32,019,115	(14,798,731)	(2,635,292)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,582)	91,874,279	29,983,910	(21,344,517)	(2,488,892)

NET ASSETS
Beginning of period	15,374,958	20,257,092	107,309,932	142,913,482	26,901,529
End of period	$15,263,376	$112,131,371	$137,293,842	$121,568,965	$24,412,637

Beginning units	936,065	1,709,052	8,527,848	12,640,907	1,753,596
Units issued	452,785	14,772,282	4,930,087	4,851,616	671,391
Units redeemed	(471,137)	(7,033,156)	(2,432,117)	(6,222,530)	(846,588)
Ending units	917,713	9,448,178	11,025,818	11,269,993	1,578,399

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$13,883	$(50,997)	$(30,348)	$(72,005)	$(988,306)
Capital gains distributions received	1,612	—	310,302	573,417	—
Net realized gain (loss) on shares redeemed	2,492	218,467	138,070	514,483	1,096,766
Net change in unrealized gain (loss) on investments	(14,874)	225,395	(538,924)	(1,227,821)	(1,435,997)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,114	392,865	(120,900)	(211,926)	(1,327,537)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	774	4,583	21,339	7,237	170,057
Annuity payments	(24,578)	(54,584)	(28,502)	(85,552)	—
Surrenders, withdrawals and death benefits	(30,239)	(362,309)	(213,952)	(837,986)	(6,806,462)
Net transfers between other subaccounts
or fixed rate option	(55,657)	(54,965)	(35,521)	(270,617)	19,174,429
Other charges	(656)	(5,068)	(6,328)	(2,304)	(468,833)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(110,357)	(472,344)	(262,964)	(1,189,222)	12,069,192

TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,243)	(79,479)	(383,863)	(1,401,148)	10,741,654

NET ASSETS
Beginning of period	735,447	4,974,615	3,150,581	6,172,863	50,131,470
End of period	$628,204	$4,895,136	$2,766,718	$4,771,715	$60,873,124

Beginning units	71,487	326,979	182,677	360,961	4,725,863
Units issued	75	3,244	6,002	1,491	6,263,949
Units redeemed	(10,697)	(32,386)	(21,213)	(70,455)	(5,153,741)
Ending units	60,865	297,837	167,466	291,997	5,836,071

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,171,109)	$(3,227,133)	$(12,901)	$(463,205)	$(209,000)
Capital gains distributions received	—	—	—	—	1,086,262
Net realized gain (loss) on shares redeemed	13,587,510	8,163,969	(65,295)	1,307,615	1,097,523
Net change in unrealized gain (loss) on investments	(11,516,813)	(10,619,977)	39,205	(1,828,839)	(1,952,076)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	899,589	(5,683,141)	(38,991)	(984,429)	22,708

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	501,772	913	46,026	67,922
Annuity payments	—	(516,315)	—	—	(16,304)
Surrenders, withdrawals and death benefits	(6,455,237)	(15,606,601)	(133,266)	(1,758,134)	(1,850,792)
Net transfers between other subaccounts
or fixed rate option	(102,401,934)	(5,602,022)	(47,020)	23,269,383	1,058,293
Other charges	(21,749)	(972,835)	(243)	(197,259)	(16,368)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(108,878,920)	(22,196,001)	(179,616)	21,360,015	(757,249)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,979,331)	(27,879,143)	(218,608)	20,375,586	(734,541)

NET ASSETS
Beginning of period	135,589,387	209,315,854	1,073,805	23,910,227	14,848,485
End of period	$27,610,056	$181,436,711	$855,197	$44,285,813	$14,113,944

Beginning units	13,498,938	16,747,917	113,162	1,633,634	1,055,224
Units issued	588,481	3,298,111	193,406	2,702,378	327,063
Units redeemed	(11,348,171)	(5,112,848)	(212,636)	(1,235,528)	(377,431)
Ending units	2,739,248	14,933,180	93,932	3,100,484	1,004,856

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio Government Money Market (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(879,117)	$(23,258)	$(468,712)	$(4,610)	$(10,916)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,914,510	(127,241)	1,452,984	(16,654)	—
Net change in unrealized gain (loss) on investments	(11,847,746)	(180,051)	(2,565,308)	(52,482)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,187,647	(330,551)	(1,581,036)	(73,746)	(10,916)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,946	1,595	46,319	640	2,481
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,407,384)	(229,238)	(2,691,870)	(121,992)	(599,259)
Net transfers between other subaccounts
or fixed rate option	(130,541,033)	16,802	1,726,002	205,006	569,224
Other charges	(21,431)	(376)	(206,350)	(115)	(2,349)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(134,962,902)	(211,217)	(1,125,898)	83,539	(29,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(133,775,255)	(541,768)	(2,706,934)	9,793	(40,820)

NET ASSETS
Beginning of period	142,401,588	2,137,845	27,907,983	257,158	1,047,158
End of period	$8,626,333	$1,596,077	$25,201,049	$266,951	$1,006,338

Beginning units	14,538,739	219,993	2,138,948	27,765	106,486
Units issued	2,449,600	175,969	1,983,491	56,656	62,442
Units redeemed	(16,113,560)	(197,973)	(2,089,074)	(49,306)	(65,562)
Ending units	874,779	197,989	2,033,365	35,115	103,366

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$14,133	$(626,659)	$(1,374,788)	$(52,324)	$(36,716)
Capital gains distributions received	1,525	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,323)	1,097,048	1,427,328	163,641	132,999
Net change in unrealized gain (loss) on investments	(17,319)	(1,313,327)	(1,472,974)	(102,361)	(117,616)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,984)	(842,937)	(1,420,435)	8,957	(21,332)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	138	82,541	57,193	875	9,167
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,360)	(4,889,524)	(16,378,456)	(500,366)	(620,800)
Net transfers between other subaccounts
or fixed rate option	21,045	13,306,833	50,792,964	549,713	397,345
Other charges	(228)	(178,769)	(371,715)	(2,012)	(1,567)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	594	8,321,080	34,099,986	48,209	(215,855)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,390)	7,478,143	32,679,551	57,166	(237,187)

NET ASSETS
Beginning of period	172,058	28,888,376	56,983,768	3,123,148	2,269,842
End of period	$169,668	$36,366,519	$89,663,319	$3,180,314	$2,032,655

Beginning units	16,544	2,709,516	5,704,613	241,079	171,527
Units issued	2,027	3,243,572	12,260,441	210,497	179,557
Units redeemed	(1,926)	(2,496,129)	(8,808,370)	(206,752)	(197,491)
Ending units	16,645	3,456,959	9,156,684	244,824	153,593

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST Bond Portfolio 2026
	1/1/2015	1/2/2015*
	to	to
	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,218,797)	$(1,110,741)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	5,844,813	649,186
Net change in unrealized gain (loss) on investments	2,223,848	1,414,521
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,849,864	952,966

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	125,862	36,004
Annuity payments	(206,670)	—
Surrenders, withdrawals and death benefits	(31,709,378)	(5,997,229)
Net transfers between other subaccounts
or fixed rate option	284,254,234	90,273,689
Other charges	(110,165)	(3,548)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	252,353,883	84,308,915

TOTAL INCREASE (DECREASE) IN NET ASSETS	255,203,747	85,261,881

NET ASSETS
Beginning of period	72,875,163	—
End of period	$328,078,910	$85,261,881

Beginning units	6,462,727	—
Units issued	55,555,797	15,899,747
Units redeemed	(32,889,275)	(7,298,475)
Ending units	29,129,249	8,601,272

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A84

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
DECEMBER 31, 2016

Note 1:	General
Prudential Annuities Life Assurance Corporation Variable Account B (“the Account”) was established under the laws of the State of Connecticut on November 25, 1987 to fund variable annuities issued by Prudential Annuities Life Assurance Corporation (“Prudential Annuities”). Prudential Annuities is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential Annuities. The assets of the Account will not be charged with any liabilities arising out of any other business Prudential Annuities may conduct. However, the Account’s obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.
On August 30, 2013, Prudential Annuities received approval from the Arizona and Connecticut Departments of Insurance to redomesticate Prudential Annuities from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication, Prudential Annuities is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is now operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.
The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used as a funding vehicle for several flexible premium deferred individual variable annuity contracts, as well as two immediate individual variable annuities issued by Prudential Annuities (individually, the “Contract” and collectively, the “Contracts”). The following is a list of each Contract funded through the Account.

LifeVest Personal Security Annuity (“PSA”)	Advanced Series XTra Credit Premier (“XTra Credit
Alliance Capital Navigator (“ACN”)	Premier”)
Advanced Series Advisor Plan (“ASAP”)	Emerald Choice
Advanced Series Advisor Plan II (“ASAP II”)	Imperium
Harvester Variable Annuity (“Harvester Variable	Advanced Series XTra Credit FOUR (“XTtra Credit FOUR”)
Annuity”)	Advanced Series XTra Credit FOUR Premier (“XTra Credit
Advanced Series Advisor Plan II Premier (“ASAP II	FOUR Premier”)
Premier”)	Advanced Series XTra Credit SIX (“XTra Credit SIX”)
Advanced Series Advisor Plan III (“ASAP III”)	Advanced Series XTra Credit EIGHT (“XTra Credit EIGHT”)
Advanced Series Apex (“Apex”)	Advanced Series Protector (“AS Protector”)
Wells Fargo Stagecoach Apex	Wells Fargo Stagecoach Variable Annuity (“Stagecoach”)
Advanced Series Apex II (“Apex II”)	Wells Fargo Stagecoach Variable Annuity Plus (“Stagecoach
Advanced Series LifeVest (“ASL”)	VA+”)
Wells Fargo Stagecoach Variable Annuity Flex (“Stagecoach	Advanced Series Advisors Choice (“Choice”)
Flex”)	Advanced Series Advisors Choice 2000 (“Choice 2000”)
Advanced Series LifeVest Premier (“ASL Premier”)	Advanced Series Impact (“AS Impact”)
Advanced Series LifeVest II (“ASL II”)	Defined Investments Annuity
Advanced Series LifeVest II Premier ("ASL II Premier")	Galaxy Variable Annuity III (“Galaxy III”)
Advanced Series XTra Credit (“XTra Credit”)	Advanced Series Advisors Income Annuity (“ASAIA”)
Stagecoach Apex II	Advanced Series Variable Immediate Annuity (“ASVIA”)
Stagecoach ASAP III	Advanced Series Optimum ("Optimum")
Stagecoach XTra Credit SIX	Advanced Series Optimum Plus ("Optimum Plus")
Wells Fargo Stagecoach Extra Credit Variable	Advanced Series Optimum Four ("Optimum Four")
Annuity (“Stagecoach Extra Credit”)	Advanced Series Optimum XTra ("Optimum Xtra")
Harvester XTra Credit (“Harvester XTra Credit”)	Advanced Series Cornerstone ("AS Cornerstone")

The Contracts may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for “non-qualified” investments. When a Contract is purchased as a “qualified” investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.
The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.
The corresponding subaccount names are as follows:

A85

Note 1:	General (Continued)

AST Goldman Sachs Large-Cap Value Portfolio	ProFund VP Real Estate
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Rising Rates Opportunity
AST Government Money Market Portfolio (formerly AST	ProFund VP NASDAQ-100
Money Market Portfolio)	ProFund VP Semiconductor
AST Cohen & Steers Realty Portfolio	ProFund VP Small-Cap Growth
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Short Mid-Cap
AST Value Equity Portfolio (formerly AST Herndon	ProFund VP Short NASDAQ-100
Large-Cap Value Portfolio)	ProFund VP Short Small-Cap
AST High Yield Portfolio	ProFund VP Small-Cap Value
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Technology
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST	ProFund VP Telecommunications
Mid-Cap Value Portfolio)	ProFund VP UltraMid-Cap
AST Small-Cap Value Portfolio	ProFund VP UltraNASDAQ-100
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP UltraSmall-Cap
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP Utilities
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly	ProFund VP Large-Cap Growth
AST Large-Cap Value Portfolio)	ProFund VP Large-Cap Value
AST Lord Abbett Core Fixed Income Portfolio	Rydex VT Nova
AST Loomis Sayles Large-Cap Growth Portfolio	Rydex VT NASDAQ-100
AST MFS Growth Portfolio	Rydex VT Inverse S&P 500 Strategy
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Invesco V.I. Global Health Care Fund (Series I)
AST Small-Cap Growth Portfolio	Invesco V.I. Technology Fund (Series I)
AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Index Asset Allocation Fund (Class 2)
AST BlackRock/Loomis Sayles Bond Portfolio	Wells Fargo VT International Equity Portfolio (Class 2)
AST QMA US Equity Alpha Portfolio	Wells Fargo VT Small Cap Growth Portfolio (Class 2)
AST T. Rowe Price Natural Resources Portfolio	Wells Fargo VT Total Return Bond*
AST T. Rowe Price Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
AST International Value Portfolio	AST Prudential Growth Allocation Portfolio
AST MFS Global Equity Portfolio	AST Advanced Strategies Portfolio
AST J.P. Morgan International Equity Portfolio	AST Investment Grade Bond Portfolio
AST Templeton Global Bond Portfolio	AST Bond Portfolio 2018
AST International Growth Portfolio	AST Bond Portfolio 2019
AST Wellington Management Hedged Equity Portfolio	AST Global Real Estate Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Parametric Emerging Markets Equity Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Bond Portfolio 2016
AST Balanced Asset Allocation Portfolio	AST Bond Portfolio 2020
AST Preservation Asset Allocation Portfolio	AST Boston Partners Large-Cap Value Portfolio
AST Schroders Global Tactical Portfolio	AST Jennison Large-Cap Growth Portfolio
AST RCM World Trends Portfolio	AST Bond Portfolio 2017
AST J.P. Morgan Global Thematic Portfolio	AST Bond Portfolio 2021
AST Goldman Sachs Multi-Asset Portfolio	Wells Fargo VT Intrinsic Value Portfolio*
AST Western Asset Core Plus Bond Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 2)
Davis Value Portfolio	Wells Fargo VT Small Cap Value Portfolio*
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)
Columbia Variable Portfolio - Small Company Growth	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
Fund (Class 1)	Wells Fargo VT International Equity Portfolio (Class 1)
Prudential SP International Growth Portfolio (Class I)	AST Bond Portfolio 2022
NVIT Developing Markets Fund*	AST Quantitative Modeling Portfolio
ProFund VP Asia 30	AST BlackRock Global Strategies Portfolio
ProFund VP Banks	Invesco V.I. Diversified Dividend Fund (Series I)
ProFund VP Bear	Columbia Variable Portfolio - U.S. Government Mortgage Fund
ProFund VP Biotechnology	(Class 1)
ProFund VP Basic Materials	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
ProFund VP UltraBull	Wells Fargo VT Opportunity Fund (Class 1)
ProFund VP Bull	Wells Fargo VT Opportunity Fund (Class 2)
ProFund VP Consumer Services	AST Prudential Core Bond Portfolio
ProFund VP Consumer Goods Portfolio	AST Bond Portfolio 2023
ProFund VP Oil & Gas	AST New Discovery Asset Allocation Portfolio
ProFund VP Europe 30	AST Western Asset Emerging Markets Debt Portfolio
ProFund VP Financials	AST MFS Large-Cap Value Portfolio
ProFund VP U.S. Government Plus	Invesco V.I. Mid Cap Growth Fund (Series I)
ProFund VP Health Care	AST Bond Portfolio 2024
ACCESS VP High Yield Fund	AST AQR Emerging Markets Equity Portfolio
ProFund VP Industrials	AST ClearBridge Dividend Growth Portfolio
ProFund VP Internet	AST QMA Emerging Markets Equity Portfolio
ProFund VP Japan	Columbia Variable Portfolio Government Money Market Fund
ProFund VP Precious Metals	(Class 1) (formerly Columbia Variable Portfolio-Cash
ProFund VP Mid-Cap Growth	Management Fund)
ProFund VP Mid-Cap Value	Columbia Variable Portfolio - Income Opportunities (Class 1)
ProFund VP Pharmaceuticals	AST BlackRock iShares ETF Portfolio

A86

Note 1:	General (Continued)

AST Defensive Asset Allocation Portfolio	AST Bond Portfolio 2026
AST AQR Large-Cap Portfolio	AST Bond Portfolio 2027
AST QMA Large-Cap Portfolio	NVIT Emerging Markets Fund (Class D)
AST Bond Portfolio 2025
__________

* Subaccount was no longer available for investment as of December 31, 2016.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2016 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 29, 2016	Wells Fargo VT Intrinsic Value Portfolio Share	AST Government Money Market Portfolio
April 29, 2016	Wells Fargo VT Small Cap Value Portfolio Share	AST Government Money Market Portfolio
April 29, 2016	Wells Fargo VT Total Return Bond	AST Government Money Market Portfolio
August 5, 2016	NVIT Developing Markets Fund	NVIT Emerging Markets Fund (Class D)
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential Annuities. Each subaccount of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.
Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.
Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method of the investment sold.
Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value of Assets
Fair Value Measurements-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share

A87

Note 3:	Fair Value of Assets (Continued)

of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2016, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2016, there were no transfers between fair value levels.

Note 4:	Taxes
Prudential Annuities is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Annuities management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2016 were as follows:

	Purchases	Sales
AST Goldman Sachs Large-Cap Value Portfolio	$64,232,653	$183,450,198
AST T. Rowe Price Large-Cap Growth Portfolio	126,288,410	229,654,424
AST Government Money Market Portfolio	540,607,755	610,788,898
AST Cohen & Steers Realty Portfolio	41,799,531	61,877,193
AST J.P. Morgan Strategic Opportunities Portfolio	143,023,165	273,592,916
AST Value Equity Portfolio	17,639,132	32,322,801
AST High Yield Portfolio	123,962,315	124,568,847
AST Small-Cap Growth Opportunities Portfolio	32,860,902	68,797,122
AST WEDGE Capital Mid-Cap Value Portfolio	28,049,790	37,812,270
AST Small-Cap Value Portfolio	36,155,478	78,472,690
AST Goldman Sachs Mid-Cap Growth Portfolio	96,099,854	172,831,527
AST Goldman Sachs Small-Cap Value Portfolio	59,788,572	84,728,928
AST Hotchkis & Wiley Large-Cap Value Portfolio	47,482,135	71,391,000
AST Lord Abbett Core Fixed Income Portfolio	83,354,695	110,299,193
AST Loomis Sayles Large-Cap Growth Portfolio	73,436,248	201,910,957
AST MFS Growth Portfolio	28,568,042	58,551,265
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	60,442,347	95,650,957
AST Small-Cap Growth Portfolio	41,202,336	62,398,638
AST BlackRock Low Duration Bond Portfolio	57,570,000	108,183,491
AST BlackRock/Loomis Sayles Bond Portfolio	207,466,655	381,763,968
AST QMA US Equity Alpha Portfolio	47,121,630	56,852,306
AST T. Rowe Price Natural Resources Portfolio	54,996,034	67,729,880
AST T. Rowe Price Asset Allocation Portfolio	361,872,620	548,159,325
AST International Value Portfolio	27,503,238	38,530,081
AST MFS Global Equity Portfolio	76,425,508	115,023,822
AST J.P. Morgan International Equity Portfolio	37,921,509	60,761,148
AST Templeton Global Bond Portfolio	28,154,134	48,006,917
AST International Growth Portfolio	44,452,551	79,793,649
AST Wellington Management Hedged Equity Portfolio	109,179,944	158,795,181
AST Capital Growth Asset Allocation Portfolio	679,814,385	1,152,367,034
AST Academic Strategies Asset Allocation Portfolio	486,961,769	799,549,315

A88

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Balanced Asset Allocation Portfolio	$267,882,134	$538,803,403
AST Preservation Asset Allocation Portfolio	232,198,589	478,544,409
AST Schroders Global Tactical Portfolio	344,156,401	564,565,294
AST RCM World Trends Portfolio	143,699,834	268,354,631
AST J.P. Morgan Global Thematic Portfolio	119,194,855	192,499,991
AST Goldman Sachs Multi-Asset Portfolio	115,254,051	203,910,815
AST Western Asset Core Plus Bond Portfolio	160,530,999	184,482,644
Davis Value Portfolio	7,733	148,855
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	7,551	631,816
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	2,401	30,854
Prudential SP International Growth Portfolio (Class I)	599,468	1,760,612
NVIT Developing Markets Fund	3,330,895	40,948,554
ProFund VP Asia 30	9,921,089	10,946,267
ProFund VP Banks	11,715,310	9,043,169
ProFund VP Bear	18,289,727	18,762,080
ProFund VP Biotechnology	13,797,631	18,796,450
ProFund VP Basic Materials	6,554,666	5,299,167
ProFund VP UltraBull	24,353,149	27,466,356
ProFund VP Bull	107,249,451	114,026,570
ProFund VP Consumer Services	6,906,910	12,364,546
ProFund VP Consumer Goods Portfolio	9,937,353	14,479,410
ProFund VP Oil & Gas	11,521,547	11,578,376
ProFund VP Europe 30	9,643,644	10,108,717
ProFund VP Financials	9,951,266	8,370,799
ProFund VP U.S. Government Plus	143,601,012	149,564,014
ProFund VP Health Care	11,861,548	29,686,175
ACCESS VP High Yield Fund	41,500,335	31,718,764
ProFund VP Industrials	10,051,609	6,864,903
ProFund VP Internet	6,463,460	9,728,190
ProFund VP Japan	5,318,451	7,249,940
ProFund VP Precious Metals	80,318,614	81,881,739
ProFund VP Mid-Cap Growth	20,855,274	24,169,359
ProFund VP Mid-Cap Value	26,195,811	17,758,030
ProFund VP Pharmaceuticals	5,409,923	8,246,610
ProFund VP Real Estate	12,732,842	15,971,066
ProFund VP Rising Rates Opportunity	79,911,486	77,971,103
ProFund VP NASDAQ-100	66,527,194	77,467,452
ProFund VP Semiconductor	4,945,491	4,824,422
ProFund VP Small-Cap Growth	32,491,860	34,079,275
ProFund VP Short Mid-Cap	5,474,311	5,491,892
ProFund VP Short NASDAQ-100	10,464,079	10,359,400
ProFund VP Short Small-Cap	21,716,323	21,668,529
ProFund VP Small-Cap Value	19,811,286	15,040,273
ProFund VP Technology	5,697,625	6,258,094
ProFund VP Telecommunications	10,634,353	9,334,694
ProFund VP UltraMid-Cap	86,808,359	89,544,497
ProFund VP UltraNASDAQ-100	81,265,989	90,222,342
ProFund VP UltraSmall-Cap	22,416,028	22,725,383
ProFund VP Utilities	16,727,383	18,479,917
ProFund VP Large-Cap Growth	25,519,391	33,322,496
ProFund VP Large-Cap Value	16,538,719	15,237,273
Rydex VT Nova	14,735	250,018
Rydex VT NASDAQ-100	51,703	1,750,724
Rydex VT Inverse S&P 500 Strategy	722	9,132
Invesco V.I. Global Health Care Fund (Series I)	4,352,228	15,850,861
Invesco V.I. Technology Fund (Series I)	1,755,055	5,286,957
Wells Fargo VT Index Asset Allocation Fund (Class 2)	35,952	4,062,402

A89

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Wells Fargo VT International Equity Portfolio (Class 2)	$23,733	$73,986
Wells Fargo VT Small Cap Growth Portfolio (Class 2)	12,504	347,122
Wells Fargo VT Total Return Bond	67,423	2,973,460
AST FI Pyramis Quantitative Portfolio	221,822,491	379,006,971
AST Prudential Growth Allocation Portfolio	723,396,402	993,902,773
AST Advanced Strategies Portfolio	264,018,212	465,022,528
AST Investment Grade Bond Portfolio	4,542,571,180	4,409,941,558
AST Bond Portfolio 2018	6,706,887	18,776,831
AST Bond Portfolio 2019	15,432,634	24,282,195
AST Global Real Estate Portfolio	14,818,961	20,133,912
AST Parametric Emerging Markets Equity Portfolio	44,798,325	54,295,278
AST Bond Portfolio 2016	9,169,209	47,337,911
AST Bond Portfolio 2020	32,089,036	63,097,341
AST Boston Partners Large-Cap Value Portfolio	11,223,172	12,540,675
AST Jennison Large-Cap Growth Portfolio	24,794,271	42,140,235
AST Bond Portfolio 2017	42,350,798	17,860,385
AST Bond Portfolio 2021	48,912,486	98,027,675
Wells Fargo VT Intrinsic Value Portfolio	725,061	14,818,116
Wells Fargo VT Omega Growth Portfolio (Class 2)	9,022	258,580
Wells Fargo VT Small Cap Value Portfolio	2,620	841,368
Wells Fargo VT Omega Growth Portfolio (Class 1)	2,526,557	7,622,937
Wells Fargo VT Small Cap Growth Portfolio (Class 1)	2,099,072	4,042,427
Wells Fargo VT International Equity Portfolio (Class 1)	1,719,787	5,125,722
AST Bond Portfolio 2022	99,999,803	110,893,350
AST Quantitative Modeling Portfolio	34,354,990	45,986,575
AST BlackRock Global Strategies Portfolio	39,760,997	54,108,330
Invesco V.I. Diversified Dividend Fund (Series I)	14,428,538	14,021,778
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	385	47,710
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	592	709,427
Wells Fargo VT Opportunity Fund (Class 1)	125,968	744,888
Wells Fargo VT Opportunity Fund (Class 2)	2,276	487,145
AST Prudential Core Bond Portfolio	58,061,787	43,540,401
AST Bond Portfolio 2023	33,498,497	16,056,289
AST New Discovery Asset Allocation Portfolio	28,074,626	51,664,039
AST Western Asset Emerging Markets Debt Portfolio	2,485,565	2,408,620
AST MFS Large-Cap Value Portfolio	44,465,252	26,561,314
Invesco V.I. Mid Cap Growth Fund (Series I)	2,134,327	4,370,579
AST Bond Portfolio 2024	703,269	4,461,149
AST AQR Emerging Markets Equity Portfolio	1,189,379	1,003,172
AST ClearBridge Dividend Growth Portfolio	45,083,483	18,044,509
AST QMA Emerging Markets Equity Portfolio	1,400,175	1,072,727
Columbia Variable Portfolio Government Money Market Fund (Class 1)	474,038	576,032
Columbia Variable Portfolio - Income Opportunities (Class 1)	61	19,078
AST BlackRock iShares ETF Portfolio	29,025,349	25,437,010
AST Defensive Asset Allocation Portfolio	99,660,744	96,476,679
AST AQR Large-Cap Portfolio	4,679,029	3,362,165
AST QMA Large-Cap Portfolio	1,959,781	1,009,803
AST Bond Portfolio 2025	40,140,780	372,405,815
AST Bond Portfolio 2026	221,486,038	109,960,920
AST Bond Portfolio 2027	309,875,200	50,716,189
NVIT Emerging Markets Fund (Class D)	38,442,335	5,961,242

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential Annuities and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates

A90

Note 6:	Related Party Transactions (Continued)

perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential Annuities and its affiliates. Prudential Annuities and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential Annuities and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement agreements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

A91

Note 7:	Financial Highlights

Prudential Annuities sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by Prudential Annuities and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Prudential Annuities as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2016	30,849	$13.38124	to	$48.20624	$704,432	0.00%	0.65%	to	3.05%	8.15%	to	10.82%
December 31, 2015	36,629	$12.33496	to	$43.80310	$750,609	0.00%	0.65%	to	3.05%	-7.53%	to	-5.24%
December 31, 2014	31,645	$13.29843	to	$46.57737	$689,167	0.00%	0.65%	to	3.05%	9.68%	to	12.40%
December 31, 2013	37,349	$12.08707	to	$41.75519	$716,558	0.00%	0.65%	to	3.05%	29.47%	to	32.67%
December 31, 2012	42,847	$9.30695	to	$31.71129	$614,004	1.16%	0.65%	to	3.05%	16.01%	to	18.89%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2016	23,078	$12.83050	to	$35.52458	$496,241	0.00%	0.65%	to	3.05%	-0.43%	to	2.03%
December 31, 2015	28,516	$12.78026	to	$34.81718	$593,644	0.00%	0.65%	to	3.05%	6.24%	to	8.87%
December 31, 2014	30,989	$11.93099	to	$31.98018	$587,850	0.00%	0.65%	to	3.05%	5.04%	to	7.64%
December 31, 2013	33,289	$11.26548	to	$29.71001	$592,866	0.00%	0.65%	to	3.05%	39.64%	to	43.09%
December 31, 2012	30,668	$8.00177	to	$20.76320	$389,449	0.00%	0.65%	to	3.05%	13.99%	to	16.82%

	AST Government Money Market Portfolio
December 31, 2016	53,816	$7.89524	to	$14.81638	$583,214	0.00%	0.65%	to	3.05%	-3.04%	to	-0.65%
December 31, 2015	59,878	$8.14297	to	$14.91290	$653,395	0.00%	0.65%	to	3.05%	-3.05%	to	-0.65%
December 31, 2014	67,305	$8.39917	to	$15.01092	$736,674	0.00%	0.65%	to	3.05%	-3.05%	to	-0.65%
December 31, 2013	73,054	$8.66333	to	$15.10943	$791,598	0.00%	0.65%	to	3.05%	-3.05%	to	-0.65%
December 31, 2012	96,861	$8.93594	to	$15.20802	$1,048,385	0.01%	0.65%	to	3.05%	-3.05%	to	-0.64%

	AST Cohen & Steers Realty Portfolio
December 31, 2016	3,928	$19.29379	to	$48.46744	$158,082	0.00%	0.65%	to	3.05%	1.63%	to	4.13%
December 31, 2015	4,445	$18.92641	to	$46.54348	$172,079	0.00%	0.65%	to	3.05%	1.65%	to	4.16%
December 31, 2014	5,273	$18.56231	to	$44.69065	$196,643	0.00%	0.65%	to	3.05%	26.92%	to	30.06%
December 31, 2013	5,542	$14.57979	to	$34.56960	$159,581	0.00%	0.65%	to	3.05%	-0.01%	to	2.46%
December 31, 2012	6,084	$14.53663	to	$33.94359	$171,392	1.39%	0.65%	to	3.05%	11.82%	to	14.60%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2016	51,382	$11.33648	to	$31.31259	$845,591	0.00%	0.65%	to	3.05%	0.68%	to	3.16%
December 31, 2015	60,205	$11.23693	to	$30.35229	$945,927	0.00%	0.65%	to	3.05%	-3.23%	to	-0.83%
December 31, 2014	69,641	$11.58766	to	$30.60670	$1,109,218	0.00%	0.65%	to	3.05%	2.23%	to	4.76%
December 31, 2013	78,019	$11.31123	to	$29.21518	$1,196,353	0.00%	0.65%	to	3.05%	7.65%	to	10.31%
December 31, 2012	86,515	$10.48611	to	$26.48459	$1,212,902	1.50%	0.65%	to	3.05%	7.34%	to	10.00%

	AST Value Equity Portfolio
December 31, 2016	4,705	$12.33812	to	$22.73534	$82,219	0.00%	0.65%	to	3.05%	2.90%	to	5.44%
December 31, 2015	5,581	$11.95365	to	$21.61669	$92,796	0.00%	0.65%	to	3.05%	-8.93%	to	-6.67%
December 31, 2014	7,116	$13.08521	to	$23.22103	$127,679	0.00%	0.65%	to	3.05%	-1.54%	to	0.90%
December 31, 2013	8,256	$12.48646	to	$23.07231	$148,095	0.00%	0.65%	to	3.05%	30.52%	to	33.75%
December 31, 2012	9,571	$10.11918	to	$17.29342	$129,268	1.12%	0.65%	to	3.05%	9.94%	to	12.66%

	AST High Yield Portfolio
December 31, 2016	9,501	$13.38261	to	$30.55351	$212,196	0.00%	0.65%	to	3.05%	11.89%	to	14.65%
December 31, 2015	9,407	$11.69288	to	$26.65008	$183,209	0.00%	0.65%	to	3.05%	-6.50%	to	-4.19%
December 31, 2014	12,386	$12.48064	to	$27.81549	$249,186	0.00%	0.65%	to	3.05%	-0.57%	to	1.89%
December 31, 2013	19,537	$12.52635	to	$27.29926	$393,331	0.00%	0.65%	to	3.05%	3.91%	to	6.48%
December 31, 2012	23,729	$12.02995	to	$25.63707	$446,376	4.89%	0.65%	to	3.05%	10.40%	to	13.13%

A92

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Opportunities Portfolio
December 31, 2016	9,808	$16.59396	to	$41.24410	$225,040	0.00%	0.65%	to	3.05%	4.42%	to	7.00%
December 31, 2015	11,344	$15.84237	to	$38.64298	$246,195	0.00%	0.65%	to	3.05%	-1.76%	to	0.68%
December 31, 2014	13,633	$16.07579	to	$38.48022	$295,248	0.00%	0.65%	to	3.05%	1.74%	to	4.26%
December 31, 2013	15,357	$15.68297	to	$37.00144	$323,756	0.00%	0.65%	to	3.05%	36.52%	to	39.90%
December 31, 2012	17,495	$10.72052	to	$26.51602	$264,700	0.00%	0.65%	to	3.05%	16.41%	to	19.29%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2016	3,333	$17.43906	to	$33.80820	$83,455	0.00%	0.65%	to	3.05%	10.53%	to	13.25%
December 31, 2015	3,743	$15.72952	to	$29.92642	$83,288	0.00%	0.65%	to	3.05%	-9.46%	to	-7.22%
December 31, 2014	4,943	$17.31881	to	$32.33505	$118,992	0.00%	0.65%	to	3.05%	11.46%	to	14.22%
December 31, 2013	5,480	$15.48977	to	$28.38035	$116,162	0.00%	0.65%	to	3.05%	28.38%	to	31.55%
December 31, 2012	6,109	$11.37731	to	$21.62753	$99,274	0.46%	0.65%	to	3.05%	14.79%	to	17.64%

	AST Small-Cap Value Portfolio
December 31, 2016	7,880	$19.65171	to	$51.23806	$289,355	0.00%	0.65%	to	3.05%	25.27%	to	28.36%
December 31, 2015	9,217	$15.63889	to	$39.91627	$264,744	0.00%	0.65%	to	3.05%	-7.23%	to	-4.93%
December 31, 2014	11,173	$16.80545	to	$41.98705	$331,797	0.00%	0.65%	to	3.05%	2.06%	to	4.58%
December 31, 2013	13,096	$16.41575	to	$40.14664	$370,911	0.00%	0.65%	to	3.05%	33.21%	to	36.51%
December 31, 2012	14,752	$12.28493	to	$29.40995	$304,317	0.46%	0.65%	to	3.05%	14.55%	to	17.39%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2016	35,196	$7.83794	to	$32.40164	$437,212	0.00%	0.65%	to	3.05%	-1.45%	to	0.98%
December 31, 2015	40,902	$7.88820	to	$32.16636	$511,363	0.00%	0.65%	to	3.05%	-8.56%	to	-6.30%
December 31, 2014	17,204	$8.55616	to	$34.41507	$270,287	0.00%	0.65%	to	3.05%	8.13%	to	10.80%
December 31, 2013	19,607	$7.84834	to	$31.13825	$286,931	0.00%	0.65%	to	3.05%	28.16%	to	31.33%
December 31, 2012	19,534	$6.07370	to	$23.76942	$217,543	0.00%	0.65%	to	3.05%	15.96%	to	18.84%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2016	5,051	$20.69331	to	$62.24760	$208,348	0.00%	0.65%	to	3.05%	20.53%	to	23.50%
December 31, 2015	5,760	$17.11571	to	$50.40109	$192,853	0.00%	0.65%	to	3.05%	-8.38%	to	-6.11%
December 31, 2014	6,815	$18.62287	to	$53.68012	$242,872	0.00%	0.65%	to	3.05%	3.93%	to	6.50%
December 31, 2013	6,989	$17.86358	to	$50.40332	$237,752	0.00%	0.65%	to	3.05%	34.58%	to	37.91%
December 31, 2012	6,307	$13.23238	to	$36.54808	$160,398	0.51%	0.65%	to	3.05%	12.16%	to	14.94%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2016	12,782	$13.76921	to	$41.02324	$270,244	0.00%	0.65%	to	3.05%	16.24%	to	19.11%
December 31, 2015	14,288	$11.80925	to	$34.44205	$250,478	0.00%	0.65%	to	3.05%	-10.65%	to	-8.43%
December 31, 2014	18,558	$13.17567	to	$37.61471	$349,899	0.00%	0.65%	to	3.05%	10.28%	to	13.01%
December 31, 2013	19,347	$11.91079	to	$33.28529	$326,159	0.00%	0.65%	to	3.05%	35.60%	to	38.95%
December 31, 2012	18,083	$8.75680	to	$23.95472	$225,816	3.28%	0.65%	to	3.05%	13.32%	to	16.13%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2016	16,080	$11.51798	to	$20.64983	$285,072	0.00%	0.65%	to	3.05%	-0.52%	to	1.94%
December 31, 2015	17,421	$12.31383	to	$20.25767	$303,985	0.00%	0.65%	to	3.05%	-3.62%	to	-1.23%
December 31, 2014	17,718	$12.73641	to	$20.50998	$312,815	0.00%	0.65%	to	3.05%	3.14%	to	5.70%
December 31, 2013	18,063	$12.30996	to	$19.40444	$302,619	0.00%	0.65%	to	3.05%	-4.99%	to	-2.64%
December 31, 2012	20,917	$12.91655	to	$19.93011	$361,599	1.15%	0.65%	to	3.05%	2.69%	to	5.24%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2016	35,250	$15.80565	to	$37.23259	$888,257	0.00%	0.65%	to	3.05%	2.36%	to	4.89%
December 31, 2015	40,180	$15.04512	to	$35.49674	$969,280	0.00%	0.65%	to	3.05%	6.71%	to	9.36%
December 31, 2014	50,224	$14.06936	to	$32.45986	$1,088,141	0.00%	0.65%	to	3.05%	7.22%	to	9.87%
December 31, 2013	46,097	$13.09529	to	$29.54365	$867,986	0.00%	0.65%	to	3.05%	32.45%	to	35.72%
December 31, 2012	54,818	$9.85996	to	$21.76758	$759,466	0.42%	0.65%	to	3.05%	8.84%	to	11.54%

	AST MFS Growth Portfolio
December 31, 2016	12,479	$11.58066	to	$25.73743	$199,926	0.00%	0.65%	to	3.05%	-1.19%	to	1.25%
December 31, 2015	14,228	$11.62447	to	$25.48373	$226,848	0.00%	0.65%	to	3.05%	3.96%	to	6.53%
December 31, 2014	16,817	$11.09036	to	$23.98155	$255,131	0.00%	0.65%	to	3.05%	5.39%	to	8.00%
December 31, 2013	18,805	$10.43665	to	$22.26046	$266,959	0.00%	0.65%	to	3.05%	32.54%	to	35.82%
December 31, 2012	20,868	$7.81006	to	$16.43129	$218,354	0.00%	0.65%	to	3.05%	13.51%	to	16.32%
A93

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2016	8,644	$18.79252	to	$71.98029	$374,923	0.00%	0.65%	to	3.05%	14.63%	to	17.46%
December 31, 2015	9,488	$15.13466	to	$61.27996	$353,702	0.00%	0.65%	to	3.05%	-8.52%	to	-6.25%
December 31, 2014	11,696	$16.50935	to	$65.36528	$455,842	0.00%	0.65%	to	3.05%	10.77%	to	13.51%
December 31, 2013	13,190	$14.87402	to	$57.58674	$453,513	0.00%	0.65%	to	3.05%	37.68%	to	41.08%
December 31, 2012	13,358	$10.78115	to	$40.81741	$331,538	1.06%	0.65%	to	3.05%	13.55%	to	16.37%

	AST Small-Cap Growth Portfolio
December 31, 2016	5,459	$17.62031	to	$42.78718	$143,792	0.00%	0.65%	to	3.05%	8.67%	to	11.35%
December 31, 2015	6,461	$15.67700	to	$38.42630	$150,974	0.00%	0.65%	to	3.05%	-2.29%	to	0.13%
December 31, 2014	6,896	$16.01114	to	$38.37610	$162,004	0.00%	0.65%	to	3.05%	0.65%	to	3.14%
December 31, 2013	8,471	$15.87466	to	$37.20616	$192,230	0.00%	0.65%	to	3.05%	31.05%	to	34.29%
December 31, 2012	7,448	$12.08818	to	$27.70495	$131,511	0.00%	0.65%	to	3.05%	8.75%	to	11.45%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2016	24,854	$9.30721	to	$20.16033	$347,994	0.00%	0.65%	to	3.05%	-1.46%	to	0.98%
December 31, 2015	28,232	$9.44474	to	$19.96538	$392,452	0.00%	0.65%	to	3.05%	-2.58%	to	-0.17%
December 31, 2014	34,413	$9.69502	to	$19.99945	$472,442	0.00%	0.65%	to	3.05%	-3.14%	to	-0.75%
December 31, 2013	42,059	$10.00959	to	$20.14971	$578,095	0.00%	0.65%	to	3.05%	-5.16%	to	-2.81%
December 31, 2012	47,792	$10.55386	to	$20.73224	$672,855	1.25%	0.65%	to	3.05%	1.50%	to	4.01%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2016	70,181	$11.14342	to	$29.51247	$1,214,178	0.00%	0.65%	to	3.05%	1.06%	to	3.55%
December 31, 2015	80,127	$11.00429	to	$28.50038	$1,334,242	0.00%	0.65%	to	3.05%	-5.09%	to	-2.74%
December 31, 2014	98,250	$11.57101	to	$29.30456	$1,680,168	0.00%	0.65%	to	3.05%	1.05%	to	3.55%
December 31, 2013	118,806	$11.42690	to	$28.29890	$1,968,656	0.00%	0.65%	to	3.05%	-4.83%	to	-2.48%
December 31, 2012	138,677	$11.98224	to	$29.01718	$2,363,958	2.64%	0.65%	to	3.05%	5.98%	to	8.61%

	AST QMA US Equity Alpha Portfolio
December 31, 2016	7,871	$15.08002	to	$31.12312	$178,788	0.00%	0.65%	to	3.05%	11.35%	to	14.10%
December 31, 2015	8,319	$13.43217	to	$27.38696	$166,852	0.00%	0.65%	to	3.05%	-0.06%	to	2.41%
December 31, 2014	9,587	$13.33084	to	$26.85079	$189,183	0.00%	0.65%	to	3.05%	13.64%	to	16.45%
December 31, 2013	8,839	$11.63492	to	$23.15073	$152,204	0.00%	0.65%	to	3.05%	28.39%	to	31.57%
December 31, 2012	9,787	$8.98801	to	$17.66725	$128,439	0.80%	0.65%	to	3.05%	15.17%	to	18.03%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2016	5,286	$11.75716	to	$55.87055	$146,743	0.00%	0.65%	to	3.05%	20.82%	to	23.81%
December 31, 2015	5,865	$9.70090	to	$45.12754	$130,865	0.00%	0.65%	to	3.05%	-21.72%	to	-19.78%
December 31, 2014	7,167	$12.35399	to	$56.25253	$197,593	0.00%	0.65%	to	3.05%	-11.16%	to	-8.96%
December 31, 2013	7,867	$6.91863	to	$61.78578	$238,899	0.00%	0.65%	to	3.05%	11.86%	to	14.63%
December 31, 2012	9,550	$6.17225	to	$53.89981	$254,000	0.42%	0.65%	to	3.05%	0.45%	to	2.94%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2016	121,958	$13.19111	to	$42.37872	$2,484,301	0.00%	0.65%	to	3.05%	4.27%	to	6.85%
December 31, 2015	132,312	$12.62466	to	$39.66363	$2,500,337	0.00%	0.65%	to	3.05%	-3.01%	to	-0.61%
December 31, 2014	118,931	$12.98955	to	$39.90630	$2,272,782	0.00%	0.65%	to	3.05%	2.65%	to	5.19%
December 31, 2013	125,028	$12.62814	to	$37.93685	$2,282,503	0.00%	0.65%	to	3.05%	13.27%	to	16.07%
December 31, 2012	120,272	$11.12570	to	$32.68345	$1,911,349	1.28%	0.65%	to	3.05%	10.03%	to	12.76%

	AST International Value Portfolio
December 31, 2016	7,932	$8.13215	to	$22.37309	$116,299	0.00%	0.65%	to	3.05%	-2.48%	to	-0.07%
December 31, 2015	8,816	$8.27087	to	$22.44558	$127,568	0.00%	0.65%	to	3.05%	-2.26%	to	0.16%
December 31, 2014	9,452	$8.39265	to	$22.46576	$137,520	0.00%	0.65%	to	3.05%	-9.55%	to	-7.31%
December 31, 2013	10,200	$9.20275	to	$24.29855	$162,555	0.00%	0.65%	to	3.05%	15.82%	to	18.69%
December 31, 2012	10,513	$7.88041	to	$20.52383	$142,343	2.44%	0.65%	to	3.05%	13.11%	to	15.92%

	AST MFS Global Equity Portfolio
December 31, 2016	8,903	$16.81672	to	$31.02844	$212,926	0.00%	0.65%	to	3.05%	3.85%	to	6.42%
December 31, 2015	10,587	$16.14300	to	$29.23083	$238,560	0.00%	0.65%	to	3.05%	-4.47%	to	-2.11%
December 31, 2014	11,157	$16.84634	to	$29.93493	$257,973	0.00%	0.65%	to	3.05%	0.47%	to	2.96%
December 31, 2013	10,878	$16.71585	to	$29.14854	$247,774	0.00%	0.65%	to	3.05%	23.74%	to	26.80%
December 31, 2012	8,585	$13.46685	to	$23.04503	$157,918	1.10%	0.65%	to	3.05%	19.32%	to	22.28%

A94

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan International Equity Portfolio
December 31, 2016	8,194	$9.03541	to	$37.02219	$149,957	0.00%	0.65%	to	3.05%	-1.17%	to	1.27%
December 31, 2015	9,609	$9.06778	to	$36.83514	$171,212	0.00%	0.65%	to	3.05%	-5.76%	to	-3.43%
December 31, 2014	10,518	$9.54332	to	$38.43226	$194,149	0.00%	0.65%	to	3.05%	-9.22%	to	-6.97%
December 31, 2013	11,340	$10.42676	to	$41.62765	$227,979	0.00%	0.65%	to	3.05%	11.84%	to	14.61%
December 31, 2012	11,583	$9.24639	to	$36.59713	$206,758	1.82%	0.65%	to	3.05%	18.18%	to	21.12%

	AST Templeton Global Bond Portfolio
December 31, 2016	9,497	$9.80071	to	$19.36935	$146,208	0.00%	0.65%	to	3.05%	1.18%	to	3.68%
December 31, 2015	10,711	$9.65638	to	$18.68194	$160,121	0.00%	0.65%	to	3.05%	-7.53%	to	-5.24%
December 31, 2014	13,173	$10.41024	to	$19.71444	$205,538	0.00%	0.65%	to	3.05%	-2.51%	to	-0.10%
December 31, 2013	15,013	$10.64538	to	$19.73350	$234,911	0.00%	0.65%	to	3.05%	-6.69%	to	-4.38%
December 31, 2012	16,122	$11.37326	to	$20.63724	$264,564	2.52%	0.65%	to	3.05%	2.01%	to	4.54%

	AST International Growth Portfolio
December 31, 2016	16,103	$10.68990	to	$23.31893	$310,842	0.00%	0.65%	to	3.05%	-6.71%	to	-4.40%
December 31, 2015	17,712	$11.42312	to	$24.39293	$360,041	0.00%	0.65%	to	3.05%	0.00%	to	2.48%
December 31, 2014	21,229	$11.38769	to	$23.80315	$414,735	0.00%	0.65%	to	3.05%	-8.41%	to	-6.14%
December 31, 2013	22,847	$12.39448	to	$25.35990	$477,721	0.00%	0.65%	to	3.05%	15.43%	to	18.28%
December 31, 2012	24,203	$10.70484	to	$21.44012	$426,787	1.14%	0.65%	to	3.05%	16.69%	to	19.58%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2016	28,130	$10.94983	to	$19.73596	$369,268	0.00%	0.65%	to	3.05%	3.28%	to	5.83%
December 31, 2015	32,055	$10.57989	to	$18.72335	$398,202	0.00%	0.65%	to	3.05%	-3.66%	to	-1.28%
December 31, 2014	37,368	$10.95962	to	$19.04250	$475,936	0.00%	0.65%	to	3.05%	2.29%	to	4.82%
December 31, 2013	38,068	$10.69255	to	$18.24052	$467,374	0.00%	0.65%	to	3.05%	16.83%	to	19.72%
December 31, 2012	25,556	$9.13349	to	$15.29759	$263,881	0.27%	0.65%	to	3.05%	7.62%	to	10.29%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2016	290,611	$12.51627	to	$20.42029	$4,366,613	0.00%	0.65%	to	3.05%	3.59%	to	6.14%
December 31, 2015	322,341	$12.05816	to	$19.31617	$4,568,948	0.00%	0.65%	to	3.05%	-2.53%	to	-0.12%
December 31, 2014	353,854	$12.34597	to	$19.41746	$5,062,625	0.00%	0.65%	to	3.05%	3.73%	to	6.30%
December 31, 2013	371,724	$11.87730	to	$18.34056	$5,051,182	0.00%	0.65%	to	3.05%	18.94%	to	21.88%
December 31, 2012	355,694	$9.96540	to	$15.10845	$4,005,044	0.85%	0.65%	to	3.05%	10.25%	to	12.98%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2016	164,069	$10.41356	to	$16.47028	$2,038,310	0.00%	0.65%	to	3.05%	3.10%	to	5.64%
December 31, 2015	189,678	$10.07970	to	$15.65299	$2,234,564	0.00%	0.65%	to	3.05%	-6.17%	to	-3.85%
December 31, 2014	233,965	$10.72051	to	$16.34519	$2,897,839	0.00%	0.65%	to	3.05%	0.65%	to	3.14%
December 31, 2013	268,594	$10.62911	to	$15.91091	$3,259,449	0.00%	0.65%	to	3.05%	6.62%	to	9.26%
December 31, 2012	296,047	$9.94859	to	$14.62138	$3,322,480	1.01%	0.65%	to	3.05%	9.13%	to	11.83%

	AST Balanced Asset Allocation Portfolio
December 31, 2016	175,198	$12.31643	to	$18.80985	$2,610,817	0.00%	0.65%	to	3.05%	3.06%	to	5.61%
December 31, 2015	192,366	$11.92582	to	$17.88289	$2,727,469	0.00%	0.65%	to	3.05%	-2.59%	to	-0.18%
December 31, 2014	213,350	$12.21761	to	$17.98703	$3,056,529	0.00%	0.65%	to	3.05%	3.27%	to	5.83%
December 31, 2013	230,218	$11.80605	to	$17.06501	$3,148,148	0.00%	0.65%	to	3.05%	14.06%	to	16.88%
December 31, 2012	241,017	$10.32937	to	$14.65914	$2,847,167	0.95%	0.65%	to	3.05%	9.04%	to	11.74%

	AST Preservation Asset Allocation Portfolio
December 31, 2016	129,995	$11.84524	to	$16.33444	$1,852,755	0.00%	0.65%	to	3.05%	2.32%	to	4.84%
December 31, 2015	146,324	$11.55350	to	$15.64315	$1,996,297	0.00%	0.65%	to	3.05%	-2.91%	to	-0.51%
December 31, 2014	168,147	$11.87539	to	$15.78649	$2,325,500	0.00%	0.65%	to	3.05%	2.55%	to	5.09%
December 31, 2013	189,791	$11.55638	to	$15.08292	$2,524,817	0.00%	0.65%	to	3.05%	5.88%	to	8.50%
December 31, 2012	235,652	$10.89197	to	$13.95724	$2,916,724	1.12%	0.65%	to	3.05%	7.00%	to	9.66%

	AST Schroders Global Tactical Portfolio
December 31, 2016	107,425	$12.13071	to	$19.74769	$1,526,446	0.00%	0.65%	to	3.05%	3.57%	to	6.12%
December 31, 2015	123,287	$11.68872	to	$18.68299	$1,661,051	0.00%	0.65%	to	3.05%	-3.58%	to	-1.19%
December 31, 2014	66,476	$12.14642	to	$19.06143	$917,204	0.00%	0.65%	to	3.05%	2.63%	to	5.17%
December 31, 2013	71,793	$11.81048	to	$18.19704	$951,082	0.00%	0.65%	to	3.05%	14.46%	to	17.29%
December 31, 2012	63,914	$10.29724	to	$15.57696	$729,941	0.47%	0.65%	to	3.05%	12.36%	to	15.15%

A95

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST RCM World Trends Portfolio
December 31, 2016	65,646	$10.21054	to	$16.73681	$775,397	0.00%	0.65%	to	3.05%	1.63%	to	4.13%
December 31, 2015	75,872	$10.04204	to	$15.70721	$866,072	0.00%	0.65%	to	3.05%	-3.21%	to	-0.81%
December 31, 2014	73,708	$10.36984	to	$15.87298	$858,980	0.00%	0.65%	to	3.05%	1.93%	to	4.46%
December 31, 2013	81,060	$10.16792	to	$15.33485	$913,351	0.00%	0.65%	to	3.05%	9.01%	to	11.71%
December 31, 2012	88,988	$9.32258	to	$13.85308	$906,641	0.55%	0.65%	to	3.05%	6.91%	to	9.57%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2016	44,704	$11.50336	to	$18.96069	$583,431	0.00%	0.65%	to	3.05%	2.02%	to	4.53%
December 31, 2015	50,179	$11.24142	to	$18.21145	$631,139	0.00%	0.65%	to	3.05%	-4.07%	to	-1.69%
December 31, 2014	56,420	$11.68169	to	$18.59947	$728,979	0.00%	0.65%	to	3.05%	3.12%	to	5.67%
December 31, 2013	61,737	$11.29324	to	$17.67205	$762,093	0.00%	0.65%	to	3.05%	12.74%	to	15.53%
December 31, 2012	60,748	$9.98650	to	$15.35890	$656,213	0.47%	0.65%	to	3.05%	10.11%	to	12.85%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2016	48,165	$10.76901	to	$16.16280	$585,983	0.00%	0.65%	to	3.05%	2.05%	to	4.57%
December 31, 2015	55,195	$10.51987	to	$15.51837	$646,785	0.00%	0.65%	to	3.05%	-3.93%	to	-1.55%
December 31, 2014	63,341	$10.91660	to	$15.82692	$761,420	0.00%	0.65%	to	3.05%	0.87%	to	3.37%
December 31, 2013	70,368	$10.78921	to	$15.37361	$826,552	0.00%	0.65%	to	3.05%	6.47%	to	9.11%
December 31, 2012	79,468	$10.10208	to	$14.14738	$863,292	0.58%	0.65%	to	3.05%	6.77%	to	9.41%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2016	37,397	$11.27216	to	$13.94045	$473,796	0.00%	0.65%	to	3.05%	1.95%	to	4.47%
December 31, 2015	38,844	$11.11757	to	$13.39817	$473,697	0.00%	0.65%	to	3.05%	-1.85%	to	0.58%
December 31, 2014	40,755	$11.29230	to	$13.37491	$497,796	0.00%	0.65%	to	3.05%	3.93%	to	6.50%
December 31, 2013	37,184	$10.83196	to	$12.60936	$430,242	0.00%	0.65%	to	3.05%	-4.50%	to	-2.13%
December 31, 2012	35,788	$11.30708	to	$12.93619	$428,318	3.36%	0.65%	to	3.05%	4.56%	to	7.15%

	Davis Value Portfolio
December 31, 2016	52	$17.50335	to	$23.44799	$910	1.25%	1.40%	to	1.65%	10.04%	to	10.32%
December 31, 2015	60	$15.86600	to	$21.30848	$957	0.74%	1.40%	to	1.65%	-0.08%	to	0.17%
December 31, 2014	69	$15.83857	to	$21.32579	$1,094	0.87%	1.40%	to	1.65%	4.31%	to	4.57%
December 31, 2013	79	$15.14573	to	$20.44490	$1,205	0.80%	1.40%	to	1.65%	31.23%	to	31.56%
December 31, 2012	99	$11.51236	to	$15.57973	$1,139	1.55%	1.40%	to	1.65%	11.21%	to	11.49%

	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)
December 31, 2016	146	$23.06850	to	$23.06850	$3,374	2.24%	1.00%	to	1.00%	4.31%	to	4.31%
December 31, 2015	173	$22.11574	to	$22.11574	$3,823	2.11%	1.00%	to	1.00%	0.06%	to	0.06%
December 31, 2014	196	$22.10327	to	$22.10327	$4,338	2.46%	1.00%	to	1.00%	8.95%	to	8.95%
December 31, 2013	228	$20.28826	to	$20.28826	$4,631	2.42%	1.00%	to	1.00%	16.99%	to	16.99%
December 31, 2012	278	$17.34227	to	$17.34227	$4,822	2.17%	1.00%	to	1.00%	11.90%	to	11.90%

	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)
December 31, 2016	13	$30.49372	to	$30.49372	$388	0.00%	1.00%	to	1.00%	11.62%	to	11.62%
December 31, 2015	14	$27.31956	to	$27.31956	$371	0.00%	1.00%	to	1.00%	2.79%	to	2.79%
December 31, 2014	14	$26.57882	to	$26.57882	$380	0.00%	1.00%	to	1.00%	-5.59%	to	-5.59%
December 31, 2013	15	$28.15297	to	$28.15297	$427	0.11%	1.00%	to	1.00%	39.07%	to	39.07%
December 31, 2012	19	$20.24437	to	$20.24437	$381	0.00%	1.00%	to	1.00%	10.88%	to	10.88%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2016	286	$10.78105	to	$15.38433	$3,895	0.00%	0.65%	to	2.75%	-6.23%	to	-4.21%
December 31, 2015	368	$11.49708	to	$16.28906	$5,260	0.00%	0.65%	to	2.75%	0.52%	to	2.70%
December 31, 2014	397	$11.43711	to	$16.08832	$5,552	0.00%	0.65%	to	2.75%	-8.31%	to	-6.33%
December 31, 2013	498	$12.47344	to	$17.42066	$7,436	0.00%	0.65%	to	2.75%	15.60%	to	18.10%
December 31, 2012	651	$10.79007	to	$14.96204	$8,260	0.60%	0.65%	to	2.75%	19.02%	to	21.60%

	NVIT Developing Markets Fund (expired August 5, 2016)
December 31, 2016	—	$10.77428	to	$26.80891	$—	2.31%	0.65%	to	3.05%	8.62%	to	10.21%
December 31, 2015	2,207	$9.90107	to	$24.36127	$34,273	1.00%	0.65%	to	3.05%	-18.87%	to	-16.86%
December 31, 2014	2,461	$12.16678	to	$29.37659	$47,005	0.83%	0.65%	to	3.05%	-8.72%	to	-6.46%
December 31, 2013	3,034	$13.28794	to	$31.48428	$62,989	0.90%	0.65%	to	3.05%	-3.02%	to	-0.62%
December 31, 2012	3,751	$13.65931	to	$31.75987	$78,997	0.10%	0.65%	to	3.05%	13.21%	to	16.02%

A96

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Asia 30
December 31, 2016	396	$11.64423	to	$26.38394	$7,914	1.16%	0.65%	to	2.50%	-1.87%	to	-0.01%
December 31, 2015	455	$11.85992	to	$26.45357	$9,066	0.30%	0.65%	to	2.50%	-11.65%	to	-9.97%
December 31, 2014	549	$13.41646	to	$29.45663	$12,318	0.07%	0.65%	to	2.50%	-4.03%	to	-2.21%
December 31, 2013	845	$13.97265	to	$30.19771	$19,519	0.06%	0.65%	to	2.50%	12.10%	to	14.22%
December 31, 2012	1,129	$12.45832	to	$26.50384	$22,804	0.00%	0.65%	to	2.50%	12.58%	to	14.72%

	ProFund VP Banks
December 31, 2016	987	$6.94298	to	$20.07233	$8,514	0.27%	0.65%	to	2.50%	20.16%	to	22.43%
December 31, 2015	713	$5.77821	to	$16.69667	$5,068	0.21%	0.65%	to	2.50%	-2.92%	to	-1.08%
December 31, 2014	639	$5.23735	to	$17.19057	$4,619	0.09%	0.65%	to	2.75%	7.34%	to	9.66%
December 31, 2013	766	$4.87907	to	$15.96563	$5,019	0.41%	0.65%	to	2.75%	29.79%	to	32.59%
December 31, 2012	1,296	$3.75923	to	$12.26356	$6,430	0.00%	0.65%	to	2.75%	29.73%	to	32.54%

	ProFund VP Bear
December 31, 2016	2,069	$1.46857	to	$2.59463	$4,237	0.00%	0.65%	to	2.50%	-15.22%	to	-13.62%
December 31, 2015	2,306	$1.73048	to	$3.00362	$5,631	0.00%	0.65%	to	2.50%	-7.30%	to	-5.54%
December 31, 2014	2,386	$1.86494	to	$3.17983	$5,964	0.00%	0.65%	to	2.50%	-16.39%	to	-14.81%
December 31, 2013	2,674	$2.22828	to	$3.73245	$7,919	0.00%	0.65%	to	3.05%	-28.79%	to	-27.03%
December 31, 2012	2,506	$3.10838	to	$5.11497	$9,947	0.00%	0.65%	to	3.05%	-19.15%	to	-17.14%

	ProFund VP Biotechnology
December 31, 2016	373	$23.29908	to	$47.90477	$9,701	0.00%	0.65%	to	1.65%	-16.87%	to	-16.03%
December 31, 2015	549	$27.95618	to	$57.19074	$17,356	0.00%	0.65%	to	1.65%	1.60%	to	2.63%
December 31, 2014	724	$27.44729	to	$55.86612	$22,711	0.00%	0.65%	to	1.90%	27.26%	to	28.88%
December 31, 2013	815	$21.45816	to	$43.45558	$20,141	0.00%	0.65%	to	1.90%	65.22%	to	67.32%
December 31, 2012	717	$12.92186	to	$23.49701	$10,864	0.00%	0.65%	to	1.90%	38.03%	to	39.79%

	ProFund VP Basic Materials
December 31, 2016	469	$12.20194	to	$23.38054	$8,774	0.41%	0.65%	to	2.65%	15.36%	to	17.72%
December 31, 2015	397	$10.57730	to	$19.91067	$6,317	0.59%	0.65%	to	2.65%	-16.21%	to	-14.48%
December 31, 2014	522	$12.62291	to	$23.34110	$9,745	0.60%	0.65%	to	2.65%	-1.01%	to	1.03%
December 31, 2013	792	$12.63704	to	$23.16241	$14,816	0.93%	0.65%	to	3.05%	14.82%	to	17.66%
December 31, 2012	863	$10.97190	to	$19.73517	$13,665	0.29%	0.65%	to	2.75%	5.50%	to	7.78%

	ProFund VP UltraBull
December 31, 2016	446	$14.86314	to	$32.62957	$7,389	0.00%	0.65%	to	1.90%	16.35%	to	17.83%
December 31, 2015	612	$12.70956	to	$27.76142	$9,050	0.00%	0.65%	to	1.90%	-4.73%	to	-3.51%
December 31, 2014	809	$13.27270	to	$28.84527	$12,418	0.00%	0.65%	to	1.90%	20.90%	to	22.44%
December 31, 2013	1,004	$10.92279	to	$23.61862	$12,630	0.00%	0.65%	to	1.90%	64.86%	to	66.96%
December 31, 2012	1,021	$6.59191	to	$14.18214	$8,024	0.00%	0.65%	to	1.90%	26.46%	to	28.08%

	ProFund VP Bull
December 31, 2016	1,486	$15.70215	to	$22.29843	$26,469	0.00%	0.65%	to	2.50%	6.93%	to	8.95%
December 31, 2015	1,917	$14.68494	to	$20.65788	$31,491	0.00%	0.65%	to	2.50%	-2.95%	to	-1.11%
December 31, 2014	3,408	$15.13075	to	$21.18734	$56,459	0.00%	0.65%	to	3.05%	8.07%	to	10.74%
December 31, 2013	3,062	$12.31174	to	$19.40528	$45,975	0.00%	0.65%	to	3.05%	25.80%	to	28.91%
December 31, 2012	3,404	$9.75656	to	$15.26808	$39,465	0.00%	0.65%	to	3.05%	10.41%	to	13.15%

	ProFund VP Consumer Services
December 31, 2016	471	$17.63030	to	$29.93346	$9,292	0.00%	0.65%	to	2.75%	1.33%	to	3.51%
December 31, 2015	753	$17.39919	to	$29.15262	$14,474	0.00%	0.65%	to	2.75%	1.81%	to	4.01%
December 31, 2014	606	$17.08982	to	$28.25646	$11,146	0.00%	0.65%	to	3.05%	9.03%	to	11.73%
December 31, 2013	1,185	$15.62598	to	$25.49530	$19,826	0.25%	0.65%	to	3.05%	35.61%	to	38.96%
December 31, 2012	889	$11.48757	to	$18.49608	$10,840	0.00%	0.65%	to	3.05%	18.37%	to	21.30%

	ProFund VP Consumer Goods Portfolio
December 31, 2016	508	$16.46151	to	$25.84075	$10,411	1.05%	0.65%	to	2.75%	0.70%	to	2.87%
December 31, 2015	718	$16.34648	to	$25.18252	$14,355	0.94%	0.65%	to	2.75%	1.30%	to	3.49%
December 31, 2014	863	$16.13683	to	$24.39556	$16,704	0.57%	0.65%	to	3.05%	6.87%	to	9.51%
December 31, 2013	894	$15.05350	to	$22.33301	$15,923	0.88%	0.65%	to	2.75%	24.92%	to	27.62%
December 31, 2012	803	$12.05038	to	$17.54415	$11,414	0.95%	0.65%	to	2.75%	7.80%	to	10.14%
A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Oil & Gas
December 31, 2016	897	$12.36771	to	$28.12397	$19,308	1.33%	0.65%	to	3.05%	20.41%	to	23.38%
December 31, 2015	905	$10.22954	to	$22.85208	$15,917	0.70%	0.65%	to	2.65%	-25.41%	to	-23.87%
December 31, 2014	1,124	$13.71351	to	$30.09315	$25,967	0.42%	0.65%	to	3.05%	-13.59%	to	-11.45%
December 31, 2013	1,284	$15.66246	to	$34.06864	$33,901	0.43%	0.65%	to	3.05%	20.29%	to	23.26%
December 31, 2012	1,631	$12.98066	to	$27.70826	$35,105	0.12%	0.65%	to	3.05%	-0.25%	to	2.23%

	ProFund VP Europe 30
December 31, 2016	942	$8.52583	to	$17.02714	$10,659	3.05%	0.65%	to	2.50%	5.12%	to	7.11%
December 31, 2015	984	$8.00810	to	$15.93683	$10,518	5.30%	0.65%	to	2.50%	-13.11%	to	-11.46%
December 31, 2014	1,052	$9.09933	to	$18.04423	$12,684	1.42%	0.65%	to	2.75%	-11.16%	to	-9.24%
December 31, 2013	1,747	$10.08662	to	$19.93155	$23,469	1.36%	0.65%	to	2.75%	18.29%	to	20.84%
December 31, 2012	1,696	$8.39741	to	$16.53513	$18,717	2.84%	0.65%	to	2.75%	13.38%	to	15.84%

	ProFund VP Financials
December 31, 2016	1,688	$8.46361	to	$23.58776	$19,362	0.34%	0.65%	to	2.75%	12.16%	to	14.57%
December 31, 2015	1,582	$7.54613	to	$20.75438	$15,929	0.33%	0.65%	to	2.75%	-4.20%	to	-2.13%
December 31, 2014	1,954	$7.87728	to	$21.37923	$20,490	0.20%	0.65%	to	3.05%	9.47%	to	12.18%
December 31, 2013	2,514	$7.17338	to	$19.21216	$23,561	0.36%	0.65%	to	3.05%	28.05%	to	31.22%
December 31, 2012	2,235	$5.58464	to	$14.98123	$16,277	0.13%	0.65%	to	3.05%	20.92%	to	23.92%

	ProFund VP U.S. Government Plus
December 31, 2016	501	$12.36694	to	$21.43494	$9,486	0.00%	0.65%	to	2.65%	-2.94%	to	-0.95%
December 31, 2015	760	$12.71579	to	$21.64137	$14,559	0.00%	0.65%	to	2.65%	-8.14%	to	-6.25%
December 31, 2014	864	$13.81464	to	$23.08528	$17,723	0.18%	0.65%	to	2.75%	32.64%	to	35.50%
December 31, 2013	923	$10.38293	to	$17.03654	$13,973	0.20%	0.65%	to	2.75%	-21.34%	to	-19.64%
December 31, 2012	1,423	$13.15892	to	$21.19966	$26,886	0.00%	0.65%	to	2.75%	-1.81%	to	0.32%

	ProFund VP Health Care
December 31, 2016	1,493	$17.53623	to	$27.69802	$29,357	0.00%	0.65%	to	2.65%	-6.59%	to	-4.68%
December 31, 2015	2,360	$18.53580	to	$29.17354	$49,520	0.00%	0.65%	to	3.05%	1.82%	to	4.34%
December 31, 2014	2,579	$17.89983	to	$28.07299	$52,236	0.08%	0.65%	to	3.05%	19.93%	to	22.89%
December 31, 2013	2,348	$14.67591	to	$22.50584	$38,341	0.35%	0.65%	to	2.75%	35.92%	to	38.85%
December 31, 2012	2,027	$10.65001	to	$16.58498	$24,163	0.38%	0.65%	to	2.75%	14.17%	to	16.64%

	ACCESS VP High Yield Fund
December 31, 2016	981	$18.40354	to	$21.33287	$19,772	3.38%	0.65%	to	1.90%	6.94%	to	8.29%
December 31, 2015	462	$17.21001	to	$19.69911	$8,489	3.71%	0.65%	to	1.90%	-1.75%	to	-0.50%
December 31, 2014	646	$17.51633	to	$19.79748	$11,928	3.81%	0.65%	to	1.90%	0.39%	to	1.67%
December 31, 2013	1,155	$17.44748	to	$19.47151	$21,085	2.62%	0.65%	to	1.90%	7.93%	to	9.30%
December 31, 2012	1,584	$16.16581	to	$17.81424	$26,571	4.12%	0.65%	to	1.90%	11.95%	to	13.38%

	ProFund VP Industrials
December 31, 2016	538	$16.12915	to	$28.78344	$11,429	0.18%	0.65%	to	2.65%	14.44%	to	16.78%
December 31, 2015	391	$13.93821	to	$24.70873	$7,192	0.11%	0.65%	to	2.75%	-6.08%	to	-4.05%
December 31, 2014	629	$14.83996	to	$25.81617	$12,138	0.24%	0.65%	to	2.75%	2.67%	to	4.89%
December 31, 2013	886	$14.45347	to	$24.67438	$16,378	0.42%	0.65%	to	2.75%	34.39%	to	37.29%
December 31, 2012	681	$10.75494	to	$18.01769	$9,293	0.34%	0.65%	to	2.75%	12.61%	to	15.05%

	ProFund VP Internet
December 31, 2016	123	$50.52169	to	$62.69345	$6,531	0.00%	0.65%	to	1.65%	3.79%	to	4.84%
December 31, 2015	195	$48.67555	to	$59.94676	$9,887	0.00%	0.65%	to	1.90%	18.07%	to	19.57%
December 31, 2014	124	$41.12237	to	$50.26138	$5,279	0.00%	0.65%	to	1.90%	-0.80%	to	0.46%
December 31, 2013	240	$41.34854	to	$50.15518	$10,188	0.00%	0.65%	to	1.90%	48.83%	to	50.72%
December 31, 2012	203	$27.71190	to	$33.36005	$5,733	0.00%	0.65%	to	1.90%	17.48%	to	18.98%

	ProFund VP Japan
December 31, 2016	464	$10.70132	to	$17.26105	$5,497	0.00%	0.65%	to	2.50%	-2.09%	to	-0.24%
December 31, 2015	642	$10.92977	to	$17.34588	$7,721	0.00%	0.65%	to	2.50%	3.16%	to	5.12%
December 31, 2014	641	$10.68867	to	$16.54245	$7,392	0.00%	0.65%	to	2.50%	0.65%	to	2.56%
December 31, 2013	1,157	$9.68864	to	$16.17098	$13,024	0.00%	0.65%	to	2.75%	44.16%	to	47.27%
December 31, 2012	1,032	$6.72060	to	$11.00789	$7,983	0.00%	0.65%	to	2.75%	19.56%	to	22.15%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Precious Metals
December 31, 2016	1,922	$5.20267	to	$8.82559	$14,055	0.00%	0.65%	to	2.50%	51.93%	to	54.81%
December 31, 2015	2,126	$3.42257	to	$5.71537	$10,178	0.00%	0.65%	to	2.50%	-34.53%	to	-33.29%
December 31, 2014	2,217	$4.99374	to	$8.58893	$15,781	0.00%	0.65%	to	2.75%	-25.96%	to	-24.36%
December 31, 2013	2,771	$6.74500	to	$11.38383	$25,863	0.00%	0.65%	to	2.75%	-39.65%	to	-38.35%
December 31, 2012	3,517	$11.17737	to	$18.51153	$53,301	0.00%	0.65%	to	2.75%	-16.90%	to	-15.10%

	ProFund VP Mid-Cap Growth
December 31, 2016	852	$17.77114	to	$30.29668	$19,651	0.00%	0.65%	to	2.65%	9.89%	to	12.14%
December 31, 2015	1,019	$16.17135	to	$27.08396	$21,169	0.00%	0.65%	to	2.65%	-2.37%	to	-0.37%
December 31, 2014	1,099	$16.56468	to	$27.25269	$23,083	0.00%	0.65%	to	2.65%	3.09%	to	5.20%
December 31, 2013	1,576	$15.92425	to	$25.97017	$31,497	0.00%	0.65%	to	3.05%	26.55%	to	29.68%
December 31, 2012	1,815	$12.54492	to	$20.07739	$28,057	0.00%	0.65%	to	3.05%	11.86%	to	14.63%

	ProFund VP Mid-Cap Value
December 31, 2016	1,002	$20.70702	to	$32.23156	$23,708	0.22%	0.65%	to	2.50%	21.24%	to	23.53%
December 31, 2015	620	$17.07915	to	$26.15693	$12,038	0.14%	0.65%	to	2.50%	-10.52%	to	-8.82%
December 31, 2014	802	$19.08698	to	$28.75973	$17,299	0.12%	0.65%	to	2.50%	7.43%	to	9.47%
December 31, 2013	1,339	$14.31905	to	$26.33828	$26,369	0.37%	0.65%	to	2.75%	28.53%	to	31.30%
December 31, 2012	1,520	$11.14090	to	$20.11028	$22,992	0.15%	0.65%	to	2.75%	13.35%	to	15.81%

	ProFund VP Pharmaceuticals
December 31, 2016	316	$13.91791	to	$23.35221	$4,779	0.93%	0.65%	to	2.65%	-6.28%	to	-4.36%
December 31, 2015	505	$14.69965	to	$24.76427	$8,013	0.51%	0.65%	to	2.65%	1.67%	to	3.76%
December 31, 2014	717	$14.31041	to	$24.20698	$10,882	0.86%	0.65%	to	2.65%	16.20%	to	18.58%
December 31, 2013	616	$12.19047	to	$20.70499	$7,906	1.94%	0.65%	to	2.65%	28.14%	to	30.77%
December 31, 2012	713	$9.41676	to	$16.05920	$7,029	1.34%	0.65%	to	2.65%	8.88%	to	11.13%

	ProFund VP Real Estate
December 31, 2016	348	$13.39091	to	$28.89304	$8,658	1.73%	0.65%	to	2.75%	2.83%	to	5.04%
December 31, 2015	494	$13.02286	to	$27.50732	$11,629	0.61%	0.65%	to	2.75%	-2.43%	to	-0.33%
December 31, 2014	691	$13.34780	to	$27.59787	$16,399	1.64%	0.65%	to	3.05%	21.21%	to	24.20%
December 31, 2013	690	$10.97849	to	$22.21991	$13,090	1.28%	0.65%	to	3.05%	-2.96%	to	-0.56%
December 31, 2012	869	$11.27854	to	$22.34453	$16,660	2.35%	0.65%	to	3.05%	13.59%	to	16.41%

	ProFund VP Rising Rates Opportunity
December 31, 2016	5,622	$1.58459	to	$3.27714	$9,306	0.00%	0.65%	to	3.05%	-8.04%	to	-5.77%
December 31, 2015	4,213	$1.69877	to	$3.52761	$7,627	0.00%	0.65%	to	2.65%	-4.19%	to	-2.23%
December 31, 2014	6,710	$1.75517	to	$3.65949	$12,483	0.00%	0.65%	to	3.05%	-32.39%	to	-30.71%
December 31, 2013	6,725	$2.55893	to	$5.35722	$18,221	0.00%	0.65%	to	3.05%	12.93%	to	15.72%
December 31, 2012	3,764	$2.23383	to	$4.69566	$9,052	0.00%	0.65%	to	3.05%	-9.78%	to	-7.54%

	ProFund VP NASDAQ-100
December 31, 2016	1,079	$12.28132	to	$35.40221	$17,931	0.00%	0.65%	to	2.50%	2.63%	to	4.57%
December 31, 2015	1,741	$11.83336	to	$33.93907	$28,860	0.00%	0.65%	to	2.50%	4.77%	to	6.76%
December 31, 2014	1,971	$11.16877	to	$31.87144	$30,972	0.00%	0.65%	to	2.50%	14.08%	to	16.25%
December 31, 2013	2,274	$9.68106	to	$27.48656	$30,452	0.00%	0.65%	to	2.50%	30.92%	to	33.40%
December 31, 2012	2,193	$7.31221	to	$20.65639	$22,815	0.00%	0.65%	to	2.50%	13.32%	to	15.47%

	ProFund VP Semiconductor
December 31, 2016	195	$12.01791	to	$19.46880	$2,515	0.14%	0.65%	to	1.90%	25.29%	to	26.88%
December 31, 2015	196	$9.56793	to	$15.53923	$1,975	0.69%	0.65%	to	1.90%	-4.72%	to	-3.51%
December 31, 2014	328	$10.01645	to	$16.30916	$3,404	0.14%	0.65%	to	1.90%	31.97%	to	33.66%
December 31, 2013	143	$7.57041	to	$12.35786	$1,120	0.57%	0.65%	to	1.90%	30.94%	to	32.61%
December 31, 2012	176	$5.76682	to	$9.83468	$1,045	0.33%	0.65%	to	1.90%	-5.99%	to	-4.79%

	ProFund VP Small-Cap Growth
December 31, 2016	839	$18.17672	to	$35.57142	$22,673	0.00%	0.65%	to	2.75%	16.94%	to	19.45%
December 31, 2015	951	$15.54402	to	$29.85326	$21,608	0.00%	0.65%	to	2.75%	-1.61%	to	0.52%
December 31, 2014	1,015	$15.79831	to	$29.77513	$23,075	0.00%	0.65%	to	3.05%	-0.94%	to	1.51%
December 31, 2013	1,972	$15.89961	to	$29.40650	$44,117	0.00%	0.65%	to	3.05%	36.15%	to	39.51%
December 31, 2012	1,306	$11.64237	to	$21.13125	$20,944	0.00%	0.65%	to	3.05%	9.04%	to	11.75%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Short Mid-Cap
December 31, 2016	239	$1.57065	to	$1.77543	$389	0.00%	0.65%	to	1.65%	-21.50%	to	-20.71%
December 31, 2015	245	$2.00094	to	$2.23913	$498	0.00%	0.65%	to	1.65%	-3.33%	to	-2.35%
December 31, 2014	249	$2.06984	to	$2.29291	$527	0.00%	0.65%	to	1.65%	-13.89%	to	-13.01%
December 31, 2013	173	$2.40360	to	$2.63579	$423	0.00%	0.65%	to	1.65%	-28.89%	to	-28.17%
December 31, 2012	298	$3.38019	to	$3.66941	$1,043	0.00%	0.65%	to	1.65%	-20.29%	to	-19.48%

	ProFund VP Short NASDAQ-100
December 31, 2016	1,416	$0.81551	to	$1.56672	$1,407	0.00%	0.65%	to	2.40%	-12.21%	to	-10.64%
December 31, 2015	1,355	$0.92896	to	$1.77832	$1,493	0.00%	0.65%	to	2.40%	-15.13%	to	-13.60%
December 31, 2014	832	$1.09461	to	$2.08785	$1,065	0.00%	0.65%	to	2.45%	-21.36%	to	-19.91%
December 31, 2013	998	$1.39116	to	$2.64409	$1,635	0.00%	0.65%	to	2.45%	-31.13%	to	-29.86%
December 31, 2012	1,644	$2.01909	to	$3.82383	$3,831	0.00%	0.65%	to	2.50%	-20.83%	to	-19.32%

	ProFund VP Short Small-Cap
December 31, 2016	166	$1.49096	to	$1.68537	$262	0.00%	0.65%	to	1.65%	-22.88%	to	-22.10%
December 31, 2015	272	$1.93339	to	$2.16357	$539	0.00%	0.65%	to	1.65%	-2.46%	to	-1.47%
December 31, 2014	339	$1.98216	to	$2.19578	$688	0.00%	0.65%	to	1.65%	-10.73%	to	-9.82%
December 31, 2013	244	$2.16944	to	$2.43499	$549	0.00%	0.65%	to	1.90%	-32.56%	to	-31.70%
December 31, 2012	779	$3.21681	to	$3.56496	$2,657	0.00%	0.65%	to	1.90%	-20.51%	to	-19.49%

	ProFund VP Small-Cap Value
December 31, 2016	827	$16.15442	to	$32.05015	$18,734	0.00%	0.65%	to	2.75%	25.25%	to	27.94%
December 31, 2015	608	$12.89824	to	$25.11391	$10,714	0.00%	0.65%	to	2.75%	-10.80%	to	-8.87%
December 31, 2014	702	$14.46006	to	$27.62906	$13,800	0.00%	0.65%	to	2.75%	2.90%	to	5.13%
December 31, 2013	1,227	$14.05201	to	$26.34809	$23,255	0.22%	0.65%	to	3.05%	33.48%	to	36.78%
December 31, 2012	1,279	$10.49501	to	$19.31173	$17,613	0.00%	0.65%	to	3.05%	12.61%	to	15.40%

	ProFund VP Technology
December 31, 2016	543	$9.50323	to	$27.44195	$6,162	0.00%	0.65%	to	1.90%	10.21%	to	11.61%
December 31, 2015	598	$8.57888	to	$24.64815	$6,100	0.00%	0.65%	to	1.90%	0.46%	to	1.74%
December 31, 2014	592	$8.49662	to	$22.56441	$6,252	0.00%	0.65%	to	1.90%	15.87%	to	17.35%
December 31, 2013	596	$7.29569	to	$20.75015	$5,374	0.00%	0.65%	to	1.90%	22.82%	to	24.38%
December 31, 2012	816	$5.91023	to	$15.72774	$6,099	0.00%	0.65%	to	1.90%	8.21%	to	9.59%

	ProFund VP Telecommunications
December 31, 2016	622	$7.72698	to	$19.15019	$6,815	1.64%	0.65%	to	2.75%	18.32%	to	20.87%
December 31, 2015	453	$6.44143	to	$15.88385	$4,363	1.78%	0.65%	to	2.75%	-1.27%	to	0.86%
December 31, 2014	627	$6.43497	to	$15.78788	$6,332	3.61%	0.65%	to	3.05%	-2.50%	to	-0.09%
December 31, 2013	696	$6.48963	to	$16.08519	$7,143	3.34%	0.65%	to	3.05%	8.65%	to	11.34%
December 31, 2012	1,024	$5.87296	to	$14.58634	$9,765	2.70%	0.65%	to	3.05%	12.96%	to	15.76%

	ProFund VP UltraMid-Cap
December 31, 2016	668	$30.91353	to	$59.47392	$22,800	0.00%	0.65%	to	2.50%	34.47%	to	37.02%
December 31, 2015	790	$22.79049	to	$43.51556	$19,480	0.00%	0.65%	to	2.50%	-11.42%	to	-9.74%
December 31, 2014	845	$25.50653	to	$48.71411	$23,523	0.00%	0.65%	to	2.50%	12.46%	to	14.59%
December 31, 2013	821	$22.48468	to	$42.30267	$21,008	0.00%	0.65%	to	2.50%	66.35%	to	69.50%
December 31, 2012	1,147	$13.39974	to	$25.80111	$17,481	0.00%	0.65%	to	2.50%	29.17%	to	31.63%

	ProFund VP UltraNASDAQ-100
December 31, 2016	6,057	$3.10325	to	$73.80962	$35,719	0.00%	0.65%	to	1.65%	6.84%	to	7.92%
December 31, 2015	7,828	$2.89293	to	$68.56635	$43,081	0.00%	0.65%	to	1.65%	11.73%	to	12.86%
December 31, 2014	8,527	$2.57880	to	$60.90415	$42,099	0.00%	0.65%	to	1.90%	33.26%	to	34.96%
December 31, 2013	9,661	$1.92242	to	$45.24276	$36,426	0.00%	0.65%	to	1.90%	75.65%	to	77.88%
December 31, 2012	9,648	$1.08727	to	$25.49858	$20,012	0.00%	0.65%	to	1.90%	31.21%	to	32.88%

	ProFund VP UltraSmall-Cap
December 31, 2016	398	$19.59741	to	$44.18455	$8,740	0.00%	0.65%	to	1.90%	36.95%	to	38.69%
December 31, 2015	439	$14.23782	to	$31.93952	$7,044	0.00%	0.65%	to	1.90%	-14.63%	to	-13.54%
December 31, 2014	561	$16.59306	to	$37.03490	$10,466	0.00%	0.65%	to	1.90%	3.38%	to	4.69%
December 31, 2013	745	$15.96970	to	$35.46351	$13,363	0.00%	0.65%	to	1.90%	83.12%	to	85.45%
December 31, 2012	882	$8.67698	to	$19.17159	$8,671	0.00%	0.65%	to	1.90%	27.05%	to	28.67%

A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Utilities
December 31, 2016	1,020	$15.86563	to	$31.55984	$20,609	1.50%	0.65%	to	2.75%	11.92%	to	14.33%
December 31, 2015	1,069	$14.17574	to	$27.67390	$19,082	2.22%	0.65%	to	2.75%	-8.98%	to	-7.01%
December 31, 2014	1,720	$15.57374	to	$29.83533	$33,522	1.70%	0.65%	to	3.05%	22.05%	to	25.07%
December 31, 2013	1,484	$12.72111	to	$23.91587	$23,563	2.86%	0.65%	to	3.05%	9.86%	to	12.58%
December 31, 2012	1,647	$11.54386	to	$21.29761	$23,443	2.48%	0.65%	to	3.05%	-2.92%	to	-0.51%

	ProFund VP Large-Cap Growth
December 31, 2016	956	$15.38399	to	$25.01449	$17,650	0.04%	0.65%	to	2.65%	2.24%	to	4.33%
December 31, 2015	1,412	$15.04705	to	$24.07211	$24,975	0.00%	0.65%	to	2.65%	1.01%	to	3.08%
December 31, 2014	2,196	$14.89691	to	$23.44671	$37,627	0.10%	0.65%	to	2.65%	9.94%	to	12.19%
December 31, 2013	1,897	$13.42825	to	$20.98293	$29,303	0.33%	0.65%	to	2.75%	27.07%	to	29.82%
December 31, 2012	1,861	$10.56723	to	$16.22893	$22,220	0.09%	0.65%	to	2.75%	9.61%	to	11.98%

	ProFund VP Large-Cap Value
December 31, 2016	1,195	$13.06061	to	$23.37223	$18,603	1.12%	0.65%	to	2.65%	12.38%	to	14.68%
December 31, 2015	1,111	$11.62181	to	$19.72491	$15,188	1.07%	0.65%	to	2.65%	-7.26%	to	-5.35%
December 31, 2014	1,950	$12.53158	to	$22.39165	$28,107	0.62%	0.65%	to	2.65%	7.55%	to	9.76%
December 31, 2013	1,195	$11.54696	to	$20.48367	$15,875	0.99%	0.65%	to	3.05%	25.93%	to	29.05%
December 31, 2012	1,829	$9.14091	to	$15.93700	$18,800	0.83%	0.65%	to	3.05%	11.89%	to	14.67%

	Rydex VT Nova
December 31, 2016	106	$12.10483	to	$13.83867	$1,280	0.00%	0.65%	to	1.40%	14.11%	to	14.97%
December 31, 2015	125	$10.60842	to	$12.03660	$1,334	0.00%	0.65%	to	1.40%	-2.11%	to	-1.36%
December 31, 2014	159	$10.83692	to	$12.20300	$1,746	0.09%	0.65%	to	1.40%	16.93%	to	17.82%
December 31, 2013	187	$9.26815	to	$10.35776	$1,750	0.10%	0.65%	to	1.40%	46.90%	to	48.02%
December 31, 2012	224	$6.30896	to	$6.99741	$1,425	0.00%	0.65%	to	1.40%	20.53%	to	21.45%

	Rydex VT NASDAQ-100
December 31, 2016	521	$14.92172	to	$33.63177	$7,781	0.00%	0.65%	to	1.65%	4.24%	to	5.29%
December 31, 2015	631	$14.27893	to	$32.26457	$9,018	0.00%	0.65%	to	1.65%	6.46%	to	7.54%
December 31, 2014	738	$9.20732	to	$30.30805	$9,894	0.00%	0.65%	to	1.65%	15.51%	to	16.68%
December 31, 2013	843	$7.93890	to	$26.23872	$9,758	0.00%	0.65%	to	1.65%	32.40%	to	33.74%
December 31, 2012	983	$5.97189	to	$19.81775	$8,572	0.00%	0.65%	to	1.65%	14.84%	to	16.01%

	Rydex VT Inverse S&P 500 Strategy
December 31, 2016	8	$2.51665	to	$2.70326	$21	0.00%	1.00%	to	1.40%	-13.22%	to	-12.86%
December 31, 2015	11	$2.89994	to	$3.10231	$32	0.00%	1.00%	to	1.40%	-5.77%	to	-5.39%
December 31, 2014	13	$2.09535	to	$3.27904	$39	0.00%	1.00%	to	1.65%	-15.87%	to	-15.31%
December 31, 2013	13	$2.49053	to	$3.87189	$47	0.00%	1.00%	to	1.65%	-27.73%	to	-27.25%
December 31, 2012	20	$3.44615	to	$5.32237	$100	0.00%	1.00%	to	1.65%	-18.35%	to	-17.81%

	Invesco V.I. Global Health Care Fund (Series I)
December 31, 2016	1,228	$17.75778	to	$28.40589	$30,112	0.00%	0.65%	to	3.05%	-14.16%	to	-12.04%
December 31, 2015	1,698	$20.62230	to	$32.29234	$46,871	0.00%	0.65%	to	3.05%	0.02%	to	2.49%
December 31, 2014	1,946	$20.55531	to	$31.50696	$52,380	0.00%	0.65%	to	3.05%	16.02%	to	18.89%
December 31, 2013	1,950	$17.66225	to	$26.50075	$44,462	0.70%	0.65%	to	3.05%	36.26%	to	39.63%
December 31, 2012	1,977	$12.92230	to	$18.97945	$32,463	0.00%	0.65%	to	3.05%	17.20%	to	20.11%

	Invesco V.I. Technology Fund (Series I)
December 31, 2016	1,824	$5.72442	to	$21.83439	$16,817	0.00%	0.65%	to	1.90%	-2.64%	to	-1.40%
December 31, 2015	2,189	$5.84090	to	$22.42560	$20,672	0.00%	0.65%	to	1.90%	4.79%	to	6.12%
December 31, 2014	2,382	$5.53758	to	$21.40148	$21,265	0.00%	0.65%	to	1.90%	8.94%	to	10.33%
December 31, 2013	2,674	$5.04966	to	$19.64487	$21,779	0.00%	0.65%	to	1.90%	22.77%	to	24.33%
December 31, 2012	3,100	$4.08609	to	$16.00172	$20,463	0.00%	0.65%	to	1.90%	9.16%	to	10.56%

	Wells Fargo VT Index Asset Allocation Fund (Class 2)
December 31, 2016	500	$18.90965	to	$41.57352	$20,761	0.90%	1.40%	to	2.00%	5.52%	to	6.17%
December 31, 2015	593	$17.91992	to	$39.15838	$23,200	1.02%	1.40%	to	2.00%	-0.78%	to	-0.17%
December 31, 2014	707	$17.87129	to	$39.22449	$27,690	1.52%	1.25%	to	2.25%	0.00%	to	16.41%
December 31, 2013	803	$15.48609	to	$33.69652	$26,977	1.63%	1.40%	to	2.25%	16.94%	to	17.96%
December 31, 2012	910	$13.24278	to	$28.56693	$25,939	1.44%	1.40%	to	2.25%	10.49%	to	11.45%
A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT International Equity Portfolio (Class 2)
December 31, 2016	38	$8.51924	to	$14.42989	$329	2.92%	1.40%	to	1.90%	1.34%	to	1.85%
December 31, 2015	44	$8.36415	to	$14.20315	$372	3.62%	1.40%	to	1.90%	-0.13%	to	0.38%
December 31, 2014	61	$8.33290	to	$14.18592	$510	2.70%	1.40%	to	2.15%	-7.39%	to	-6.68%
December 31, 2013	72	$8.92926	to	$15.23993	$642	2.09%	1.40%	to	2.15%	16.95%	to	17.85%
December 31, 2012	83	$7.57687	to	$12.96464	$633	1.34%	1.40%	to	2.15%	11.04%	to	11.89%

	Wells Fargo VT Small Cap Growth Portfolio (Class 2)
December 31, 2016	55	$20.28129	to	$33.35373	$1,123	0.00%	1.40%	to	1.65%	5.97%	to	6.24%
December 31, 2015	72	$19.08952	to	$31.47356	$1,384	0.00%	1.40%	to	1.65%	-4.49%	to	-4.24%
December 31, 2014	81	$19.93529	to	$32.95146	$1,620	0.00%	1.40%	to	1.65%	-3.50%	to	-3.25%
December 31, 2013	96	$20.60536	to	$34.14555	$1,980	0.00%	1.40%	to	1.90%	47.38%	to	48.13%
December 31, 2012	110	$13.91046	to	$23.10986	$1,544	0.00%	1.40%	to	1.90%	5.82%	to	6.36%

	Wells Fargo VT Total Return Bond (expired April 29, 2016)
December 31, 2016	—	$13.32805	to	$19.12837	$—	0.47%	1.25%	to	2.25%	2.00%	to	2.34%
December 31, 2015	152	$14.76856	to	$18.70077	$2,829	1.28%	1.25%	to	1.65%	-1.52%	to	-1.12%
December 31, 2014	180	$13.35000	to	$18.94075	$3,403	1.36%	1.25%	to	2.25%	3.21%	to	4.27%
December 31, 2013	205	$12.93456	to	$18.19316	$3,733	1.24%	1.40%	to	2.25%	-4.63%	to	-3.80%
December 31, 2012	264	$13.56222	to	$18.91162	$4,988	1.45%	1.40%	to	2.25%	3.71%	to	4.61%

	AST FI Pyramis Quantitative Portfolio
December 31, 2016	87,946	$10.55831	to	$17.86294	$1,084,884	0.00%	0.65%	to	3.05%	1.08%	to	3.58%
December 31, 2015	100,567	$10.43994	to	$17.31566	$1,202,190	0.00%	0.65%	to	3.05%	-2.09%	to	0.33%
December 31, 2014	113,449	$10.65721	to	$17.32775	$1,364,995	0.00%	0.65%	to	3.05%	0.01%	to	2.48%
December 31, 2013	129,733	$10.65116	to	$16.97657	$1,537,832	0.00%	0.65%	to	3.05%	11.26%	to	14.01%
December 31, 2012	138,334	$9.56815	to	$14.95001	$1,453,040	1.98%	0.65%	to	3.05%	7.25%	to	9.92%

	AST Prudential Growth Allocation Portfolio
December 31, 2016	227,652	$11.26665	to	$20.03813	$3,011,852	0.00%	0.65%	to	3.05%	6.74%	to	9.38%
December 31, 2015	248,775	$10.53307	to	$18.39372	$3,024,796	0.00%	0.65%	to	3.05%	-3.64%	to	-1.26%
December 31, 2014	185,765	$10.90898	to	$18.70350	$2,292,579	0.00%	0.65%	to	3.05%	5.87%	to	8.49%
December 31, 2013	192,674	$10.28211	to	$17.30987	$2,213,547	0.00%	0.65%	to	3.05%	13.46%	to	16.27%
December 31, 2012	201,472	$9.04492	to	$14.94838	$2,010,957	1.37%	0.65%	to	3.05%	9.47%	to	12.19%

	AST Advanced Strategies Portfolio
December 31, 2016	111,128	$12.68113	to	$20.05511	$1,685,524	0.00%	0.65%	to	3.05%	3.85%	to	6.41%
December 31, 2015	124,459	$12.18612	to	$18.92286	$1,778,421	0.00%	0.65%	to	3.05%	-2.27%	to	0.15%
December 31, 2014	140,666	$12.44374	to	$18.97129	$2,024,233	0.00%	0.65%	to	3.05%	2.87%	to	5.42%
December 31, 2013	151,296	$12.07140	to	$18.06896	$2,087,639	0.00%	0.65%	to	3.05%	13.00%	to	15.80%
December 31, 2012	153,034	$10.66044	to	$15.66679	$1,842,575	1.37%	0.65%	to	3.05%	10.18%	to	12.91%

	AST Investment Grade Bond Portfolio
December 31, 2016	123,882	$13.50474	to	$16.99707	$1,903,633	0.00%	0.65%	to	2.45%	1.66%	to	3.53%
December 31, 2015	110,488	$13.28462	to	$16.41795	$1,657,179	0.00%	0.65%	to	2.45%	-1.31%	to	0.52%
December 31, 2014	41,949	$13.46048	to	$16.33371	$633,173	0.00%	0.65%	to	2.45%	4.11%	to	6.04%
December 31, 2013	45,339	$12.92850	to	$15.40398	$652,505	0.00%	0.65%	to	2.45%	-5.55%	to	-3.81%
December 31, 2012	141,377	$13.68874	to	$16.01440	$2,141,323	1.27%	0.65%	to	2.45%	6.72%	to	8.69%

	AST Bond Portfolio 2018
December 31, 2016	3,645	$10.52111	to	$14.29454	$47,159	0.00%	1.00%	to	3.05%	-1.48%	to	0.59%
December 31, 2015	4,490	$10.67946	to	$14.21013	$58,244	0.00%	1.00%	to	3.05%	-2.27%	to	-0.20%
December 31, 2014	5,596	$10.92698	to	$14.23827	$73,255	0.00%	1.00%	to	3.05%	-0.47%	to	1.64%
December 31, 2013	9,502	$10.97843	to	$14.00904	$123,363	0.00%	1.00%	to	3.05%	-6.10%	to	-4.11%
December 31, 2012	23,639	$11.69126	to	$14.64582	$324,341	0.49%	1.00%	to	3.05%	2.49%	to	4.66%

	AST Bond Portfolio 2019
December 31, 2016	3,506	$10.65201	to	$14.44768	$45,952	0.00%	1.00%	to	3.05%	-1.64%	to	0.43%
December 31, 2015	4,097	$10.82962	to	$14.38526	$53,876	0.00%	1.00%	to	3.05%	-2.01%	to	0.06%
December 31, 2014	4,465	$11.05193	to	$14.37659	$59,083	0.00%	1.00%	to	3.05%	1.08%	to	3.22%
December 31, 2013	7,280	$10.93330	to	$13.92798	$94,194	0.00%	1.00%	to	3.05%	-7.73%	to	-5.78%
December 31, 2012	11,940	$11.84987	to	$14.81902	$166,500	0.91%	1.00%	to	3.05%	2.62%	to	4.80%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Global Real Estate Portfolio
December 31, 2016	2,552	$11.50305	to	$22.60430	$33,241	0.00%	0.65%	to	3.05%	-2.17%	to	0.24%
December 31, 2015	2,971	$11.62091	to	$22.64119	$38,841	0.00%	0.65%	to	3.05%	-3.14%	to	-0.74%
December 31, 2014	3,551	$11.96023	to	$22.90195	$47,309	0.00%	0.65%	to	3.05%	10.45%	to	13.18%
December 31, 2013	3,762	$10.79529	to	$20.31631	$44,915	0.00%	0.65%	to	3.05%	1.16%	to	3.67%
December 31, 2012	3,715	$10.63809	to	$19.67649	$43,049	1.44%	0.65%	to	3.05%	22.93%	to	25.98%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2016	10,177	$7.59154	to	$14.21965	$88,365	0.00%	0.65%	to	3.05%	8.94%	to	11.63%
December 31, 2015	11,385	$6.94698	to	$12.78938	$89,179	0.00%	0.65%	to	3.05%	-19.27%	to	-17.27%
December 31, 2014	13,467	$8.57855	to	$15.52124	$128,435	0.00%	0.65%	to	3.05%	-7.59%	to	-5.30%
December 31, 2013	14,305	$9.25458	to	$16.45656	$145,298	0.00%	0.65%	to	3.05%	-2.83%	to	-0.43%
December 31, 2012	13,403	$9.45164	to	$16.59416	$137,728	1.11%	0.65%	to	3.05%	14.33%	to	17.16%

	AST Bond Portfolio 2016
December 31, 2016	6	$9.70433	to	$11.12872	$60	0.00%	1.00%	to	3.05%	-2.60%	to	-0.55%
December 31, 2015	3,661	$9.96294	to	$11.18973	$38,050	0.00%	1.00%	to	3.05%	-3.27%	to	-1.23%
December 31, 2014	908	$10.27330	to	$11.15760	$9,633	0.00%	1.00%	to	3.05%	-2.60%	to	-0.54%
December 31, 2013	1,397	$10.49912	to	$11.38997	$15,027	0.00%	1.00%	to	3.05%	-3.72%	to	-1.68%
December 31, 2012	4,458	$10.85405	to	$11.58470	$49,328	0.36%	1.00%	to	3.05%	0.98%	to	3.12%

	AST Bond Portfolio 2020
December 31, 2016	8,855	$10.29637	to	$11.97262	$97,678	0.00%	1.00%	to	3.05%	-1.15%	to	0.94%
December 31, 2015	11,369	$10.39432	to	$11.86134	$125,485	0.00%	1.00%	to	3.05%	-1.57%	to	0.51%
December 31, 2014	12,075	$10.70203	to	$11.80106	$133,908	0.00%	1.00%	to	3.05%	2.92%	to	5.10%
December 31, 2013	19,043	$10.35016	to	$11.22861	$203,082	0.00%	1.00%	to	3.05%	-9.37%	to	-7.45%
December 31, 2012	250	$11.25102	to	$12.13249	$2,912	1.74%	1.00%	to	3.05%	3.07%	to	5.26%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2016	1,327	$15.75125	to	$18.75085	$23,339	0.00%	0.65%	to	3.05%	10.28%	to	13.01%
December 31, 2015	1,413	$14.28243	to	$16.59267	$22,136	0.00%	0.65%	to	3.05%	-7.67%	to	-5.38%
December 31, 2014	1,881	$15.46894	to	$17.53683	$31,414	0.00%	0.65%	to	3.05%	6.90%	to	9.55%
December 31, 2013	1,854	$14.47015	to	$16.00819	$28,483	0.00%	0.65%	to	3.05%	27.42%	to	30.57%
December 31, 2012	1,483	$11.35602	to	$12.25980	$17,595	0.48%	0.65%	to	3.05%	9.77%	to	12.50%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2016	2,678	$17.39269	to	$20.70363	$52,130	0.00%	0.65%	to	3.05%	-4.46%	to	-2.10%
December 31, 2015	3,589	$18.20501	to	$21.14871	$71,740	0.00%	0.65%	to	3.05%	7.26%	to	9.91%
December 31, 2014	2,432	$16.97273	to	$19.24099	$44,600	0.00%	0.65%	to	3.05%	6.16%	to	8.79%
December 31, 2013	2,184	$15.98715	to	$17.68598	$37,119	0.00%	0.65%	to	3.05%	32.33%	to	35.61%
December 31, 2012	1,968	$12.08098	to	$13.04213	$24,865	0.00%	0.65%	to	3.05%	11.67%	to	14.44%

	AST Bond Portfolio 2017
December 31, 2016	4,748	$10.40263	to	$12.04281	$52,963	0.00%	1.00%	to	3.05%	-1.92%	to	0.15%
December 31, 2015	2,513	$10.60619	to	$12.02471	$28,077	0.00%	1.00%	to	3.05%	-2.89%	to	-0.84%
December 31, 2014	2,368	$10.92179	to	$11.97367	$26,982	0.00%	1.00%	to	3.05%	-1.66%	to	0.42%
December 31, 2013	4,394	$11.10668	to	$12.07586	$50,461	0.00%	1.00%	to	3.05%	-5.05%	to	-3.04%
December 31, 2012	14,408	$11.69682	to	$12.45405	$173,061	0.51%	1.00%	to	3.05%	1.91%	to	4.07%

	AST Bond Portfolio 2021
December 31, 2016	9,109	$12.05982	to	$13.96071	$117,600	0.00%	1.00%	to	3.05%	-1.07%	to	1.01%
December 31, 2015	12,539	$12.19038	to	$13.82063	$161,963	0.00%	1.00%	to	3.05%	-1.32%	to	0.77%
December 31, 2014	11,893	$12.35365	to	$13.71561	$153,972	0.00%	1.00%	to	3.05%	4.40%	to	6.60%
December 31, 2013	1,729	$11.83332	to	$12.73650	$21,180	0.00%	1.25%	to	3.05%	-9.84%	to	-8.16%
December 31, 2012	11,983	$13.12442	to	$13.97410	$161,533	0.71%	1.00%	to	3.05%	3.53%	to	5.73%

	Wells Fargo VT Intrinsic Value Portfolio (expired April 29, 2016)
December 31, 2016	—	$13.28046	to	$30.13320	$—	1.72%	0.65%	to	3.05%	-0.35%	to	0.45%
December 31, 2015	791	$13.30892	to	$29.99696	$14,129	0.86%	0.65%	to	3.05%	-3.56%	to	-1.17%
December 31, 2014	922	$13.74321	to	$30.35229	$16,606	0.77%	0.65%	to	3.05%	6.95%	to	9.59%
December 31, 2013	1,104	$12.79763	to	$27.69524	$18,205	1.04%	0.65%	to	3.05%	26.33%	to	29.46%
December 31, 2012	1,180	$10.08864	to	$21.39358	$15,109	1.33%	0.65%	to	3.05%	15.82%	to	18.69%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Omega Growth Portfolio (Class 2)
December 31, 2016	108	$18.17129	to	$18.90197	$2,046	0.00%	1.40%	to	2.00%	-1.49%	to	-0.88%
December 31, 2015	120	$18.44549	to	$19.07071	$2,291	0.00%	1.40%	to	2.00%	-0.68%	to	-0.07%
December 31, 2014	142	$18.57238	to	$19.08493	$2,705	0.00%	1.40%	to	2.00%	1.79%	to	2.41%
December 31, 2013	191	$18.24638	to	$18.63577	$3,550	0.13%	1.40%	to	2.00%	37.09%	to	37.92%
December 31, 2012	217	$13.31019	to	$13.51167	$2,925	0.00%	1.40%	to	2.00%	17.98%	to	18.70%

	Wells Fargo VT Small Cap Value Portfolio (expired April 29, 2016)
December 31, 2016	—	$13.12057	to	$13.51245	$—	0.63%	1.40%	to	1.90%	6.82%	to	7.00%
December 31, 2015	62	$12.45462	to	$12.62845	$787	0.56%	1.40%	to	1.65%	-11.82%	to	-11.60%
December 31, 2014	73	$13.96531	to	$14.28555	$1,045	0.63%	1.40%	to	1.90%	2.64%	to	3.17%
December 31, 2013	90	$13.60565	to	$13.84698	$1,240	0.93%	1.40%	to	1.90%	12.85%	to	13.42%
December 31, 2012	97	$12.05687	to	$12.20861	$1,190	1.15%	1.40%	to	1.90%	12.16%	to	12.73%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2016	732	$16.07593	to	$33.65547	$14,728	0.00%	0.65%	to	2.75%	-2.00%	to	0.11%
December 31, 2015	955	$16.17955	to	$33.70191	$19,871	0.00%	0.65%	to	2.75%	-1.17%	to	0.96%
December 31, 2014	1,137	$16.14756	to	$33.46548	$23,913	0.00%	0.65%	to	2.75%	1.23%	to	3.41%
December 31, 2013	1,401	$15.73369	to	$32.44321	$28,919	0.40%	0.65%	to	2.75%	36.36%	to	39.31%
December 31, 2012	1,653	$11.38028	to	$23.34812	$24,608	0.00%	0.65%	to	2.75%	17.43%	to	19.97%

	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
December 31, 2016	599	$16.88875	to	$19.06896	$10,905	0.00%	0.65%	to	2.50%	5.41%	to	7.40%
December 31, 2015	708	$16.02220	to	$17.75472	$12,072	0.00%	0.65%	to	2.50%	-5.07%	to	-3.27%
December 31, 2014	823	$16.68557	to	$18.35443	$14,575	0.00%	0.65%	to	2.75%	-4.38%	to	-2.31%
December 31, 2013	1,039	$17.44975	to	$18.78899	$18,950	0.00%	0.65%	to	2.75%	46.42%	to	49.58%
December 31, 2012	1,068	$11.91770	to	$12.56149	$13,139	0.00%	0.65%	to	2.75%	5.13%	to	7.41%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2016	711	$10.72024	to	$18.40319	$12,062	3.10%	0.65%	to	2.75%	0.42%	to	2.58%
December 31, 2015	918	$10.67510	to	$18.16735	$15,263	4.28%	0.65%	to	2.75%	-0.52%	to	1.63%
December 31, 2014	936	$10.73069	to	$18.10364	$15,375	2.97%	0.65%	to	2.75%	-7.90%	to	-5.92%
December 31, 2013	1,152	$11.65175	to	$19.48720	$20,288	2.27%	0.65%	to	2.75%	16.64%	to	19.16%
December 31, 2012	1,410	$9.98939	to	$16.56227	$20,976	1.60%	0.65%	to	2.75%	10.55%	to	12.94%

	AST Bond Portfolio 2022
December 31, 2016	8,845	$11.14290	to	$12.63249	$104,786	0.00%	1.00%	to	3.05%	-1.27%	to	0.81%
December 31, 2015	9,448	$11.28653	to	$12.53097	$112,131	0.00%	1.00%	to	3.05%	-1.02%	to	1.08%
December 31, 2014	1,709	$11.40245	to	$12.39765	$20,257	0.00%	1.00%	to	3.05%	7.00%	to	9.27%
December 31, 2013	2,923	$10.65620	to	$11.34626	$32,049	0.00%	1.00%	to	3.05%	-12.50%	to	-10.65%
December 31, 2012	24,062	$12.17835	to	$12.69832	$298,808	0.03%	1.00%	to	3.05%	2.61%	to	4.79%

	AST Quantitative Modeling Portfolio
December 31, 2016	10,238	$12.06855	to	$13.62285	$133,794	0.00%	0.65%	to	2.75%	3.41%	to	5.63%
December 31, 2015	11,026	$11.67109	to	$12.89666	$137,294	0.00%	0.65%	to	2.75%	-2.60%	to	-0.50%
December 31, 2014	8,528	$11.98312	to	$12.96155	$107,310	0.00%	0.65%	to	2.75%	3.57%	to	5.81%
December 31, 2013	5,962	$11.56990	to	$12.24997	$71,399	0.00%	0.65%	to	2.75%	19.03%	to	21.60%
December 31, 2012	1,077	$9.71986	to	$10.07382	$10,665	0.04%	0.65%	to	2.75%	10.04%	to	12.42%

	AST BlackRock Global Strategies Portfolio
December 31, 2016	10,063	$10.49795	to	$12.05951	$114,370	0.00%	0.65%	to	3.05%	3.71%	to	6.27%
December 31, 2015	11,270	$10.12275	to	$11.34851	$121,569	0.00%	0.65%	to	3.05%	-5.96%	to	-3.63%
December 31, 2014	12,641	$10.76426	to	$11.77602	$142,913	0.00%	0.65%	to	3.05%	1.70%	to	4.21%
December 31, 2013	13,016	$10.58473	to	$11.29992	$142,642	0.00%	0.65%	to	3.05%	7.47%	to	10.13%
December 31, 2012	10,251	$9.84874	to	$10.26034	$103,152	0.46%	0.65%	to	3.05%	8.48%	to	11.17%

	Invesco V.I. Diversified Dividend Fund (Series I)
December 31, 2016	1,630	$15.91708	to	$18.28497	$28,586	1.32%	0.65%	to	3.05%	11.32%	to	14.07%
December 31, 2015	1,578	$14.29827	to	$16.02985	$24,413	1.59%	0.65%	to	3.05%	-1.05%	to	1.40%
December 31, 2014	1,754	$14.44944	to	$15.80810	$26,902	1.64%	0.65%	to	3.05%	9.39%	to	12.09%
December 31, 2013	1,866	$13.20940	to	$14.10256	$25,709	2.56%	0.65%	to	3.05%	27.04%	to	30.18%
December 31, 2012	1,555	$10.39765	to	$10.83280	$16,595	2.17%	0.65%	to	3.05%	15.10%	to	17.95%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
December 31, 2016	57	$10.49472	to	$10.49472	$597	2.85%	1.00%	to	1.00%	1.68%	to	1.68%
December 31, 2015	61	$10.32125	to	$10.32125	$628	3.01%	1.00%	to	1.00%	0.32%	to	0.32%
December 31, 2014	71	$10.28790	to	$10.28790	$735	1.89%	1.00%	to	1.00%	4.86%	to	4.86%
December 31, 2013	77	$9.81132	to	$9.81132	$755	0.74%	1.00%	to	1.00%	-2.81%	to	-2.81%
December 31, 2012	104	$10.09513	to	$10.09513	$1,051	1.10%	1.00%	to	1.00%	0.67%	to	0.67%

	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
December 31, 2016	257	$16.47321	to	$16.47321	$4,226	0.00%	1.00%	to	1.00%	0.23%	to	0.23%
December 31, 2015	298	$16.43563	to	$16.43563	$4,895	0.00%	1.00%	to	1.00%	8.03%	to	8.03%
December 31, 2014	327	$15.07343	to	$15.21388	$4,975	0.00%	1.00%	to	1.25%	12.75%	to	13.03%
December 31, 2013	372	$13.36900	to	$13.45954	$5,013	0.00%	1.00%	to	1.25%	28.81%	to	29.14%
December 31, 2012	428	$10.37878	to	$10.42277	$4,459	0.00%	1.00%	to	1.25%	18.77%	to	19.07%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2016	134	$18.08317	to	$18.33063	$2,453	2.39%	1.40%	to	1.65%	10.67%	to	10.95%
December 31, 2015	167	$16.33984	to	$16.52151	$2,767	0.40%	1.40%	to	1.65%	-4.45%	to	-4.21%
December 31, 2014	183	$17.10098	to	$17.24717	$3,151	0.30%	1.40%	to	1.65%	8.87%	to	9.15%
December 31, 2013	221	$15.70707	to	$15.80111	$3,497	0.44%	1.40%	to	1.65%	28.83%	to	29.16%
December 31, 2012	257	$12.19196	to	$12.23385	$3,145	0.56%	1.40%	to	1.65%	13.89%	to	14.18%

	Wells Fargo VT Opportunity Fund (Class 2)
December 31, 2016	267	$18.08406	to	$18.08406	$4,837	2.03%	1.40%	to	1.40%	10.66%	to	10.66%
December 31, 2015	292	$16.34168	to	$16.34168	$4,772	0.13%	1.40%	to	1.40%	-4.44%	to	-4.44%
December 31, 2014	361	$17.10117	to	$17.10117	$6,173	0.06%	1.40%	to	1.40%	8.88%	to	8.88%
December 31, 2013	413	$15.61336	to	$15.70674	$6,489	0.20%	1.40%	to	1.65%	28.52%	to	28.85%
December 31, 2012	512	$12.08988	to	$12.19003	$6,241	0.09%	1.40%	to	2.00%	13.21%	to	13.90%

	AST Prudential Core Bond Portfolio
December 31, 2016	7,314	$9.92413	to	$11.26197	$78,400	0.00%	0.65%	to	3.05%	1.04%	to	3.53%
December 31, 2015	5,836	$9.82217	to	$10.87776	$60,873	0.00%	0.65%	to	3.05%	-3.31%	to	-0.92%
December 31, 2014	4,726	$10.15840	to	$10.97842	$50,131	0.00%	0.65%	to	3.05%	2.83%	to	5.37%
December 31, 2013	2,645	$9.87920	to	$10.41874	$26,946	0.00%	0.65%	to	3.05%	-5.29%	to	-2.95%
December 31, 2012	3,099	$10.43128	to	$10.73524	$32,871	0.22%	0.65%	to	3.05%	3.84%	to	6.41%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2016	4,426	$9.60176	to	$10.66054	$44,764	0.00%	1.00%	to	3.05%	-1.19%	to	0.89%
December 31, 2015	2,739	$9.71746	to	$10.56624	$27,610	0.00%	1.00%	to	3.05%	-0.42%	to	1.68%
December 31, 2014	13,499	$9.75885	to	$10.39161	$135,589	0.00%	1.00%	to	3.05%	9.18%	to	11.49%
December 31, 2013	38,571	$8.93791	to	$9.32044	$351,591	0.00%	1.00%	to	3.05%	-12.94%	to	-11.10%
December 31, 2012	10,249	$10.26629	to	$10.48379	$106,291	0.00%	1.00%	to	3.05%	2.66%	to	4.84%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2016	13,126	$11.63565	to	$13.04467	$163,976	0.00%	0.65%	to	3.05%	1.15%	to	3.64%
December 31, 2015	14,933	$11.50362	to	$12.58598	$181,437	0.00%	0.65%	to	3.05%	-4.25%	to	-1.88%
December 31, 2014	16,748	$12.01464	to	$12.82758	$209,316	0.00%	0.65%	to	3.05%	1.93%	to	4.45%
December 31, 2013	19,341	$11.78687	to	$12.28049	$233,646	0.00%	0.65%	to	3.05%	15.29%	to	18.14%
December 31, 2012	18,367	$10.22384	to	$10.39473	$189,664	1.26%	0.65%	to	3.05%	2.26%	to	3.95%

	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2016	106	$9.65562	to	$10.13715	$1,048	0.00%	0.65%	to	1.75%	8.67%	to	9.89%
December 31, 2015	94	$8.88492	to	$9.22504	$855	0.00%	0.65%	to	1.75%	-4.78%	to	-3.71%
December 31, 2014	113	$9.33099	to	$9.58076	$1,074	0.00%	0.65%	to	1.75%	-0.42%	to	0.70%
December 31, 2013	88	$9.35071	to	$9.51458	$829	0.00%	0.65%	to	1.90%	-9.88%	to	-8.73%
December 31, 2012	135	$10.38171	to	$10.42474	$1,403	0.00%	0.65%	to	1.75%	3.83%	to	4.25%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2016	4,326	$14.96277	to	$16.64891	$69,129	0.00%	0.65%	to	3.05%	9.99%	to	12.71%
December 31, 2015	3,100	$13.74561	to	$14.77167	$44,286	0.00%	0.65%	to	2.75%	-3.45%	to	-1.37%
December 31, 2014	1,634	$14.23729	to	$14.97664	$23,910	0.00%	0.65%	to	2.75%	7.19%	to	9.50%
December 31, 2013	1,340	$13.28266	to	$13.67722	$18,078	0.00%	0.65%	to	2.75%	30.81%	to	33.63%
December 31, 2012	85	$10.16395	to	$10.23520	$867	0.00%	0.65%	to	2.50%	1.66%	to	2.36%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Mid Cap Growth Fund (Series I) (available April 27, 2012)
December 31, 2016	847	$12.89801	to	$14.46110	$11,827	0.00%	0.65%	to	3.05%	-2.31%	to	0.10%
December 31, 2015	1,005	$13.20293	to	$14.44624	$14,114	0.00%	0.65%	to	3.05%	-1.88%	to	0.55%
December 31, 2014	1,055	$13.45608	to	$14.36743	$14,848	0.00%	0.65%	to	3.05%	4.74%	to	7.33%
December 31, 2013	1,531	$12.84698	to	$13.38563	$20,223	0.38%	0.65%	to	3.05%	32.84%	to	36.12%
December 31, 2012	1,265	$9.67111	to	$9.83336	$12,370	0.00%	0.65%	to	3.05%	-3.77%	to	-2.16%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2016	527	$9.45386	to	$10.27881	$5,203	0.00%	1.00%	to	3.05%	-1.19%	to	0.89%
December 31, 2015	875	$9.56811	to	$10.18824	$8,626	0.00%	1.00%	to	3.05%	-0.30%	to	1.81%
December 31, 2014	14,539	$9.59655	to	$10.00685	$142,402	0.00%	1.00%	to	3.05%	11.10%	to	13.45%
December 31, 2013	21,445	$8.63809	to	$8.82085	$187,158	0.00%	1.00%	to	3.05%	-13.62%	to	-11.79%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2016	215	$8.87524	to	$9.26433	$1,944	0.00%	0.65%	to	1.75%	11.39%	to	12.63%
December 31, 2015	198	$7.93315	to	$8.22532	$1,596	0.00%	0.65%	to	1.90%	-17.13%	to	-16.07%
December 31, 2014	220	$9.57322	to	$9.80073	$2,138	0.00%	0.65%	to	1.90%	-4.97%	to	-3.76%
December 31, 2013	122	$10.07351	to	$10.18312	$1,236	0.00%	0.65%	to	1.90%	0.75%	to	1.84%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2016	4,095	$13.21562	to	$14.52061	$57,381	0.00%	0.65%	to	3.05%	11.40%	to	14.15%
December 31, 2015	2,033	$11.86328	to	$12.72095	$25,201	0.00%	0.65%	to	3.05%	-6.51%	to	-4.20%
December 31, 2014	2,139	$12.68979	to	$13.27839	$27,908	0.00%	0.65%	to	3.05%	10.14%	to	12.87%
December 31, 2013	639	$11.55149	to	$11.76419	$7,448	0.00%	0.65%	to	2.75%	15.54%	to	17.65%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2016	80	$8.04374	to	$8.39628	$652	0.00%	0.65%	to	1.75%	7.09%	to	8.28%
December 31, 2015	35	$7.51144	to	$7.75424	$267	0.00%	0.65%	to	1.75%	-18.30%	to	-17.38%
December 31, 2014	28	$9.19385	to	$9.38581	$257	0.00%	0.65%	to	1.75%	-4.17%	to	-3.10%
December 31, 2013	27	$9.57313	to	$9.68591	$260	0.00%	0.65%	to	2.00%	-4.25%	to	-3.14%

	Columbia Variable Portfolio Government Money Market Fund (Class 1) (available April 26, 2013)
December 31, 2016	94	$9.55052	to	$9.64034	$904	0.01%	1.00%	to	1.25%	-1.24%	to	-0.98%
December 31, 2015	103	$9.67060	to	$9.73580	$1,006	0.01%	1.00%	to	1.25%	-1.23%	to	-1.00%
December 31, 2014	106	$9.79147	to	$9.83380	$1,047	0.01%	1.00%	to	1.25%	-1.25%	to	-0.99%
December 31, 2013	131	$9.93230	to	$9.93230	$1,296	0.01%	1.00%	to	1.00%	-0.67%	to	-0.67%

	Columbia Variable Portfolio - Income Opportunities (Class 1) (available April 26, 2013)
December 31, 2016	15	$11.19473	to	$11.19473	$169	11.11%	1.00%	to	1.00%	9.82%	to	9.82%
December 31, 2015	17	$10.19331	to	$10.19331	$170	9.00%	1.00%	to	1.00%	-1.99%	to	-1.99%
December 31, 2014	17	$10.39993	to	$10.39993	$172	0.00%	1.00%	to	1.00%	2.98%	to	2.98%
December 31, 2013	17	$10.09916	to	$10.09916	$172	6.44%	1.00%	to	1.00%	0.78%	to	0.78%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2016	3,852	$10.46669	to	$11.45207	$42,471	0.00%	0.65%	to	3.05%	3.11%	to	5.66%
December 31, 2015	3,457	$10.15079	to	$10.83889	$36,367	0.00%	0.65%	to	3.05%	-2.79%	to	-0.38%
December 31, 2014	2,710	$10.44168	to	$10.88010	$28,888	0.00%	0.65%	to	3.05%	0.42%	to	2.91%
December 31, 2013	1,937	$10.39803	to	$10.57289	$20,314	0.00%	0.65%	to	3.05%	4.01%	to	5.73%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2016	9,812	$9.60115	to	$10.50505	$99,044	0.00%	0.65%	to	3.05%	1.39%	to	3.89%
December 31, 2015	9,157	$9.46967	to	$10.11174	$89,663	0.00%	0.65%	to	3.05%	-3.14%	to	-0.75%
December 31, 2014	5,705	$9.81094	to	$10.18769	$56,984	0.00%	0.65%	to	2.85%	2.11%	to	4.42%
December 31, 2013	4,299	$9.61528	to	$9.75653	$41,599	0.00%	0.65%	to	2.75%	-3.83%	to	-2.43%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2016	347	$13.66614	to	$14.64438	$4,934	0.00%	0.65%	to	2.50%	7.94%	to	9.98%
December 31, 2015	245	$12.66052	to	$13.31510	$3,180	0.00%	0.65%	to	2.50%	-0.82%	to	1.07%
December 31, 2014	241	$12.77579	to	$13.17469	$3,123	0.00%	0.65%	to	2.45%	10.40%	to	12.43%
December 31, 2013	112	$11.58881	to	$11.71778	$1,301	0.00%	0.65%	to	2.25%	15.91%	to	17.18%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2016	221	$13.87907	to	$14.95673	$3,198	0.00%	0.65%	to	2.65%	7.93%	to	10.14%
December 31, 2015	154	$12.93078	to	$13.58030	$2,033	0.00%	0.65%	to	2.45%	-0.94%	to	0.88%
December 31, 2014	172	$13.05407	to	$13.46149	$2,270	0.00%	0.65%	to	2.45%	12.42%	to	14.49%
December 31, 2013	11	$11.62827	to	$11.75760	$132	0.00%	0.65%	to	2.25%	16.30%	to	17.58%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2016	1,855	$10.96374	to	$11.67304	$20,960	0.00%	1.00%	to	3.05%	-0.65%	to	1.45%
December 31, 2015	29,129	$11.03498	to	$11.50639	$328,079	0.00%	1.00%	to	3.05%	-1.11%	to	0.98%
December 31, 2014	6,463	$11.15903	to	$11.39492	$72,875	0.00%	1.00%	to	3.05%	11.59%	to	13.95%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2016	19,521	$9.71032	to	$10.12464	$193,616	0.00%	1.00%	to	3.05%	-1.03%	to	1.06%
December 31, 2015	8,601	$9.81132	to	$10.01876	$85,262	0.00%	1.00%	to	3.05%	-1.89%	to	0.19%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2016	24,776	$9.75403	to	$9.95964	$244,297	0.00%	1.00%	to	3.05%	-2.46%	to	-0.40%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2016	3,218	$9.67324	to	$9.76934	$31,343	0.82%	0.65%	to	3.05%	-4.47%	to	-3.53%
__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2016 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential Annuities.
Each Contract funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually or at the time that certain transactions are made.
Insurance Charge-The insurance charge is the combination of the mortality and expense risk charge and the administrative charge. The insurance charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of each subaccount.

A107

Note 7:	Financial Highlights (Continued)

The following insurance charge levels apply to each annuity Contract, as listed.

Insurance Charge	Annuity Product Name
0.65%	Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX, Optimum, Optimum Plus
1.00%	AS Impact, Defined Investments Annuity, Galaxy III
1.15%	AS Cornerstone
1.25%	ASAIA, ASVIA
1.40%
PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable Annuity, Stagecoach VA+, Emerald Choice, Imperium

1.65%	Apex II, ASL II, ASL II Premier, Stagecoach, APEX II, Optimum Four
1.75%	Optimum XTra, Xtra Credit EIGHT
2.25%	ASAIA w/ Guarantee

Distribution Charge-The distribution charge is deducted by the Account on certain Contracts. The distribution charge is intended to compensate Prudential Annuities for a portion of the acquisition expenses under the annuity, including promotion and distribution of the annuity. The distribution charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The charge is deducted for the number of years indicated below and then no longer applies.

Charge	Annuity Product Name	Name Period Deducted
0.60%	ASAP III, Stagecoach ASAP III, Optimum Annuity	Years 1-8 only
1.00%	XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus Annuity	Years 1-10 only

Annual Maintenance Fee-An annual maintenance fee of up to $35 is deducted at the end of each annuity year and upon surrender of the annuity. The annual maintenance fee on certain Contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the account value of the annuity on the anniversary date when the charge is deducted.
Transfer Fees-Transfer fees are charged at a rate of $10 for each transfer after the 20th in each annuity year, as set forth in the respective prospectuses.
Contingent Deferred Sales Charges-Contingent deferred sales charges from 0% to 9% may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, contingent deferred sales charges will apply for a maximum number of years depending on the type of Contract. The maximum number of years may be based on the number of years since each purchase payment is applied or from the issue date of the annuity. Certain annuities do not deduct a contingent deferred sales charge upon surrender or withdrawal. Please refer to the prospectus for the Contract for a complete description of the contingent deferred sales charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each annuity year.
Premium Taxes-Some states and municipalities impose premium taxes, which currently range up to 3.5% on variable immediate annuity contracts.
Optional Benefit Charges-Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various Contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Charges on these benefits will continue to be deducted in the same manner. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the net assets of each subaccount. The daily charge for the optional benefits is deducted in the same manner as the insurance charge and the distribution charge (if applicable).
Currently, Prudential Annuities offers two optional benefits for new election on existing Contracts: Guaranteed Return Option PlusSM II (“GRO Plus II”), Highest Daily Guaranteed Return Option II (“HD GRO II”). Currently, the charges for GRO Plus I and HD GRO II is 0.6% per year.

A108

Note 7:	Financial Highlights (Continued)

The Contracts also include optional benefits that are no longer available for new sales, as follows:
Guaranteed Return Option PlusSM (“GRO Plus”), Guaranteed Return Option 2008 (“GRO Plus 2008”), Highest Daily Guaranteed Return Option (“HD GRO”) Guaranteed Minimum Withdrawal Benefit (“GMWB”), Guaranteed Minimum Income Benefit (“GMIB”), Lifetime Five Income Benefit (“LT5”), Enhanced Beneficiary Protection Death Benefit (“EBP”), Highest Daily Value Death Benefit (“HDV”), Highest Daily Lifetime Seven (“HD7”), Highest Daily Lifetime Seven with Beneficiary Income Option (“HD7 with BIO”), Highest Daily Lifetime Seven with Lifetime Income Accelerator (“HD7 with LIA”), Spousal Highest Daily Lifetime.
Seven (“SHD7”), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (“SHD7 with BIO”), Highest Daily Lifetime Seven Plus (“HD7 Plus”), Highest Daily Lifetime Seven Plus with Beneficiary Income Option (“HD7 Plus with BIO”), Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator (“HD7 Plus with LIA”), Spousal Highest Daily Lifetime Seven Plus (“SHD7 Plus”), and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option (“SHD7 Plus with BIO”), Highest Daily Lifetime Six Plus (“HD6 Plus”), Spousal Highest Daily Lifetime Six Plus (“SHD6 Plus”), Highest Daily Lifetime Six Plus with Lifetime Income Accelerator (“HD6 Plus with LIA”), Highest Anniversary Value Death Benefit (“HAV”), Combination 5% Roll-Up and HAV Death Benefit (“Combo 5%”), and optional death benefits were only available for election at time of Contract issue.
The charge for GRO Plus and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, and the charge for HDV is 0.5% per year, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the protected income value. The charge for GRO Plus 2008 and HD GRO if purchased prior to 5/1/2009 is 0.35% and if purchased 5/1/2009 or later, is 0.6%. The charge for HD7, HD7 with BIO, HD7 with LIA, SHD7 and SHD7 with BIO is a percentage of the protected withdrawal value that is deducted pro rata from the subaccounts on a quarterly basis. The charge for HD7 Plus, HD7 Plus with BIO, HD7 Plus with LIA, SHD7 Plus and SHD7 Plus with BIO, HD6 Plus, SHD6 Plus, and HD6 Plus with LIA is assessed against the greater of the account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis. The charge for HAV is 0.4% per year, and Combo 5% is 0.8% per year. Certain Contracts may not be eligible to elect all or any optional benefits.

Accumulation Unit Values
Accumulation Unit Values (or “AUVs”) are calculated for each subaccount on each valuation day. Each subaccount may have several different AUVs based on each combination of the insurance charge, distribution charge and each available optional benefit.

Asset-Based Charge Level	Description of When Applicable
0.65%	Choice, Choice 2000 – No Optional Benefits
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 2 subaccounts)
0.90%	Choice, Choice 2000 – One 0.25% Optional Benefit
1.00%	AS Impact, Defined Investments Annuity, Galaxy III – No Optional Benefits
Choice 2000 with GMWB, Choice 2000 with HD GRO
Choice 2000 with GRO Plus 2008
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 3 subaccounts)
1.05%	Choice 2000 with HAV
1.15%	Choice with HAV
Choice 2000 – One 0.50% Optional Benefit; or Two 0.25% Optional Benefits
AS Cornerstone – No Optional Benefits
1.25%	ASAP III, Stagecoach ASAP III, Optimum – No Optional Benefits
AS Impact, Defined Investments Annuity, Galaxy III – One 0.25% Optional Benefit
Choice 2000 – with LT5; or with GMWB and either HAV or EBP
ASAIA, ASVIA, Choice 2000 with HD GRO and HAV
Choice 2000 with GRO Plus 2008 and HAV
Choice 2000 with HD GRO

A109

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Choice 2000 with GRO Plus 2008
Choice 2000 with HD5
Choice 2000 with EBP and HD GRO
Choice 2000 with EBP and GRO Plus 2008
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 7 subaccounts)
1.40%	PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit,
Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier
AS Protector, Stagecoach Variable Annuity, Stagecoach VA+ – No Optional Benefits
Choice – Three 0.25% Optional Benefits Choice 2000 – with Combo 5% and GRO Plus;
or with Three 0.25% Optional Benefits AS Cornerstone with EBP II or HAV
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 1 subaccounts)
1.45%	Choice 2000 with GMDB Annual Step Up or 5% Roll Up with HAV
1.50%	ASAP III, Stagecoach ASAP III, Optimum – One 0.25% Optional Benefit
AS Impact, Defined Investments Annuity – Two 0.25% Optional Benefits
Choice 2000 – with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or
with LT5 and either HAV or EBP
AS Cornerstone with HD GRO
AS Cornerstone with GRO Plus 2008
AS Cornerstone with GMWB
Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with HAV, EBP and HD GRO
Choice 2000 with HD GRO and HAV
Choice 2000 with GRO Plus 2008 and HAV
1.55%	AS Cornerstone with HAV
1.60%	ASAP III, Stagecoach ASAP III, Optimum – with GMWB, ASAP III with HD GRO
ASAP III with GRO Plus 2008
Optimum with HD GRO
Optimum with GRO Plus 2008
1.65%	Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX
Stagecoach XTra Credit SIX, Optimum Plus – No Optional Benefits
ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex
ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector
Stagecoach Variable Annuity, Stagecoach VA+ – One 0.25% Optional Benefit
ASAP III with HAV
Optimum with HAV
Choice 2000 with HD GRO and HAV
Choice 2000 with GRO Plus 2008 and HAV
AS Cornerstone with HDV
AS Cornerstone with GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with EBP II and HAV
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 9 subaccounts)
1.75%	XTra Credit EIGHT and Optimum XTra – No Optional Benefits
ASAP III, Stagecoach ASAP III, Optimum – One 0.50% Optional Benefit; or Two 0.25%
Optional Benefits
Defined Investments Annuity – Three 0.25% Optional Benefits
Choice 2000 – with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either

A110

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Combo 5% or HDV
AS Cornerstone with LT5 or HD5
AS Cornerstone with HD GRO and EBP II
AS Cornerstone with GRO Plus 2008 and EBP II
AS Cornerstone with GMWB and EBP II
AS Cornerstone with GMWB and HAV
AS Cornerstone with HD GRO
AS Cornerstone with GRO Plus 2008
Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up
Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Choice 2000 with HD GRO and EBP and HAV
Choice 2000 with GRO Plus 2008 and EBP and HAV
1.85%	ASAP III, Stagecoach ASAP III, Optimum – with LT5; or with GMWB and either HAV or EBP
ASAP III with HD GRO and HAV, ASAP III with GRO Plus 2008 and HAV
ASAP III with HD GRO
ASAP III with GRO Plus 2008
ASAP III with EBP and HD GRO or GRO Plus 2008
ASAP III with HD5
Optimum with HD GRO and HAV
Optimum with GRO Plus 2008 and HAV
Optimum with HD GRO
Optimum with GRO Plus 2008
Optimum with EBP and HD GRO or GRO Plus 2008
Optimum with HD5
1.90%	ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX
Stagecoach XTra Credit SIX, Optimum Plus – One 0.25% Optional Benefit
ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit
XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity – Two 0.25% Optional Benefits
AS Cornerstone with SLT5
1.95%	AS Cornerstone with GMDB Annual Step Up or 5% Roll Up with HAV
2.00%	ASAP III, Stagecoach ASAP III, Optimum – with Combo 5% and GRO Plus; or with Three 0.25%
Optional Benefits
ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX
Optimum Plus – with GMWB
Choice 2000 – with LT5, HDV and EBP
ASL II with HD GRO, ASL II with GRO Plus 2008, XTra Credit SIX with HD GRO
XTra Credit SIX with GRO Plus 2008, Apex II with HD GRO, Apex II with GRO Plus 2008
Optimum Four with HD GRO
Optimum Four with GRO Plus 2008
Optimum Plus with HD GRO
Optimum Plus with GRO Plus 2008
XTra Credit EIGHT with EBP II or HAV
Optimum XTra with EBP II or HAV
AS Cornerstone with GMWB and HDV
AS Cornerstone with GMWB and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with LT5 and EBP II
AS Cornerstone with HD5 and EBP II
AS Cornerstone with HD GRO and EBP and HAV
AS Cornerstone with HD GRO and HAV
AS Cornerstone with GRO Plus 2008 and HAV

A111

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
2.05%	ASL II with HAV
Apex II with HAV
XTra Credit SIX with HAV
Optimum Four with HAV
Optimum Plus with HAV
ASAP III with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
2.10%	ASAP III, Stagecoach ASAP III, Optimum – with GMWB, HAV and EBP; or with GMWB and either
Combo 5% or HDV; or with LT5 and either HAV or EBP
ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
ASAP III with HD GRO and HAV and EBP
ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with HD GRO and HAV and EBP
Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HD GRO, XTra Credit EIGHT with GRO Plus 2008
XTra Credit EIGHT with GMWB
Optimum XTra with HD GRO
Optimum XTra with GRO Plus 2008
Optimum XTra with GMWB
ASAP III with HD GRO and HAV
ASAP III with GRO Plus 2008 and HAV
Optimum with HD GRO and HAV
Optimum with GRO Plus 2008 and HAV
2.15%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – One 0.50% Optional Benefit; or Two 0.25% Optional Benefits
ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit
XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity – Three 0.25% Optional
Benefits
AS Cornerstone with HD GRO and HAV
AS Cornerstone with GRO Plus 2008 and HAV
2.25%	ASAP II - with HAV, EBP and GMWB
ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra
Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP
ASAIA w/ Guarantee
ASL II with HD GRO and HAV, ASL II with GRO Plus 2008 and HAV, XTra Credit SIX with HD GRO and HAV
XTra Credit SIX with GRO Plus 2008 and HAV, Apex II with HD GRO and HAV, Apex II with GRO Plus
2008 and HAV
AS Cornerstone with HD GRO and EBP and HAV
AS Cornerstone with GRO Plus 2008 and EBP and HAV
AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up ASAP
III with HD GRO and HAV
ASAP III with GRO Plus 2008 and HAV
Optimum with HD GRO and HAV
Optimum with GRO Plus 2008 and HAV ASL II with HD
GRO
ASL II with GRO Plus 2008
XTra Credit SIX with HD GRO

A112

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
XTra Credit SIX with GRO Plus 2008
Optimum Four with HD GRO
Optimum Four with GRO Plus 2008
Optimum Plus with HD GRO
Optimum Plus with GRO Plus 2008 Apex II with HD GRO
Apex II with GRO Plus 2008
Apex II with EBP and HD GRO or GRO Plus 2008
ASL II with EBP and HD GRO or GRO Plus 2008
XTra Credit SIX with EBP and HD GRO or GRO Plus 2008
Optimum Four with EBP and HD GRO or GRO Plus 2008
Optimum Plus with EBP and HD GRO or GRO Plus 2008
XTra Credit EIGHT with HDV
XTra Credit EIGHT with GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with EBP II and HAV
*This asset-based charge level was formerly applicable to annuity contracts funded through the
Account (Class 8 subaccounts)
Optimum XTra with HDV
Optimum XTra with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with EBP II and HAV
AS Cornerstone with LT5 and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with HD 5 and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with LT5 and HDV
AS Cornerstone with HD5 and HDV
AS Cornerstone with LT5 and EBP II and HAV
AS Cornerstone with HD5 and EBP II and HAV
2.35%	ASAP III, Stagecoach ASAP III, Optimum – with GMWB, HDV and EBP; or with LT5, HAV and
EBP; or with LT5 and either Combo 5% or HDV
XTra Credit EIGHT with HD GRO and HAV, XTra Credit EIGHT with GRO Plus 2008 and HAV
ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up
ASAP III with HD GRO and EBP and HAV
ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
ASAP III with GRO Plus 2008 and EBP and HAV
Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum with HD GRO and EBP and HAV
Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum with GRO Plus 2008 and EBP and HAV
XTra Credit EIGHT with HD GRO
XTra Credit EIGHT with GRO Plus 2008
XTra Credit EIGHT with LT5 or HD5
XTra Credit EIGHT with HD GRO and EBP II
XTra Credit EIGHT with GRO PLUS 2008 and EBP II
XTra Credit EIGHT with GMWB and EBP II
Optimum XTra with HD GRO and HAV
Optimum XTra with GRO Plus 2008 and HAV
Optimum XTra with HD GRO
Optimum XTra with GRO Plus 2008
Optimum XTra with LT5 or HD5
Optimum XTra with HD GRO and EBP II
Optimum XTra with GRO PLUS 2008 and EBP II
Optimum XTra with GMWB and EBP II
2.40%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.

A113

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Apex II with HDV and GRO Plus
Apex II with HD GRO with DB
ASL II with HDV and GRO Plus
ASL II with HD GRO with DB
XTra Credit SIX with HDV and GRO Plus
XTra Credit SIX with HD GRO with DB
Optimum Four with HDV and GRO Plus
Optimum Four with HD GRO with DB
Optimum Plus with HDV and GRO Plus
Optimum Plus with HD GRO with DB
2.45%	ASL II with GMDB Annual Step Up or 5% Roll Up with HAV
Apex II with GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Four with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Plus with GMDB Annual Step Up or 5% Roll Up with HAV
2.50%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
with LT5 and either HAV or EBP, ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
ASL II with HD GRO and EBP and HAV
ASL II with GRO Plus 2008 and EBP and HAV
XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit SIX with HD GRO and EBP and HAV
XTra Credit SIX with GRO Plus 2008 and EBP and HAV
Optimum Four with HD GRO and EBP and HAV
Optimum Four with GRO Plus 2008 and EBP and HAV
Optimum Plus with HD GRO and EBP and HAV
Optimum Plus with GRO Plus 2008 and EBP and HAV
Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Apex II with HD GRO and EBP and HAV
Apex II with GRO Plus 2008 and EBP and HAV
AS Cornerstone with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
ASL II with HD GRO and HAV
ASL II with GRO Plus 2008 and HAV
XTra Credit SIX with HD GRO and HAV
XTra Credit SIX with GRO Plus 2008 and HAV
Optimum Four with HD GRO and HAV
Optimum Four with GRO Plus 2008 and HAV
Optimum Plus with HD GRO and HAV
Optimum Plus with GRO Plus 2008 and HAV
Apex II with HD GRO and HAV
Apex II with GRO Plus 2008 and HAV
XTra Credit EIGHT with SLT5
Optimum Xtra with SLT5

A114

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
2.55%	AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
AS Cornerstone with and GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
2.60%	ASAP III, Stagecoach ASAP III, Optimum – with LT5, HDV and EBP
XTra Credit EIGHT with GMWB and HDV
XTra Credit EIGHT with LT5 and EBP II
XTra Credit EIGHT with LT5 and HAV
XTra Credit EIGHT with HDLT5 and EBP II
XTra Credit EIGHT with HDLT5 and HAV
XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HD GRO and EBP and HAV
XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
XTra Credit EIGHT with HD GRO and HAV
XTra Credit EIGHT with GRO Plus 2008 and HAV
XTra Credit EIGHT with EBP II and HAV
Optimum XTra with GMWB and HDV
Optimum XTra with LT5 and EBP II
Optimum XTra with LT5 and HAV
Optimum XTra with HDLT5 and EBP II
Optimum XTra with HDLT5 and HAV
Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with HD GRO and EBP and HAV
Optimum XTra with GRO Plus 2008 and EBP and HAV
Optimum XTra with HD GRO and HAV
Optimum XTra with GRO Plus 2008 and HAV
Optimum XTra with EBP II and HAV
2.65%	AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six
AS Xtra Credit Six
ASL II with HD GRO and HAV
ASL II with GRO Plus 2008 and HAV
XTra Credit SIX with HD GRO and HAV
XTra Credit SIX with GRO Plus 2008 and HAV
Apex II with HD GRO and HAV
Apex II with GRO Plus 2008 and HAV
Optimum Four with HD GRO and HAV
Optimum Four with GRO Plus 2008 and HAV
Optimum Plus with HD GRO and HAV
Optimum Plus with GRO Plus 2008 and HAV
ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
2.75%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
Combo 5% or HDV.
ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up
ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
ASL II with HD GRO and EBP and HAV
ASL II with GRO Plus 2008 and EBP and HAV
XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up
XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up

A115

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
XTra Credit SIX with HD GRO and EBP and HAV
XTra Credit SIX with GRO Plus 2008 and EBP and HAV
Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum Four with HD GRO and EBP and HAV
Optimum Four with GRO Plus 2008 and EBP and HAV
Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum Plus with HD GRO and EBP and HAV
Optimum Plus with GRO Plus 2008 and EBP and HAV
Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up
Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Apex II with HD GRO and EBP and HAV
Apex II with GRO Plus 2008 and EBP and HAV
2.85%	XTra Credit EIGHT with LT5 and HDV
XTra Credit EIGHT with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up
XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
XTra Credit EIGHT with HD GRO and EBP and HAV
XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
Optimum XTra with LT5 and HDV
Optimum XTra with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum XTra with HD GRO and EBP and HAV
Optimum XTra with GRO Plus 2008 and EBP and HAV
3.00%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with LT5, HDV and EBP.
3.05%	ASL II with GMDB Annual Step Up or 5% Roll Up and HD GRO
ASL II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
Apex II with GMDB Annual Step Up or 5% Roll Up and HD GRO
Apex II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and HD GRO
XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
Optimum Four with GMDB Annual Step Up or 5% Roll Up and HD GRO
Optimum Four with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
Optimum Plus with GMDB Annual Step Up or 5% Roll Up and HD GRO
Optimum Plus with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
3.10%	XTra Credit EIGHT with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
XTra Credit EIGHT with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
Optimum XTra T with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
Optimum XTra with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up

Note 8:	Other

Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments-represent periodic payments distributed under the terms of the Contract.

A116

Note 8:	Other (continued)

Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.
Other charges-are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Events

Subsequent to year-end, the following subaccount expired:

Expiration Date	Portfolio

January 3, 2017	AST Bond Portfolio 2016

A117

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B
and the Board of Directors of
Prudential Annuities Life Assurance Corporation

In our opinion, for each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B indicated in the table below, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

AST Goldman Sachs Large-Cap Value Portfolio (1)	ProFund VP Mid-Cap Growth (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	ProFund VP Mid-Cap Value (1)
AST Government Money Market Portfolio (formerly AST Money Market Portfolio) (1)	ProFund VP Pharmaceuticals (1)
ProFund VP Real Estate (1)
AST Cohen & Steers Realty Portfolio (1)	ProFund VP Rising Rates Opportunity (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	ProFund VP NASDAQ-100 (1)
AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio) (1)	ProFund VP Semiconductor (1)
ProFund VP Small-Cap Growth (1)
AST High Yield Portfolio (1)	ProFund VP Short Mid-Cap (1)
AST Small-Cap Growth Opportunities Portfolio (1)	ProFund VP Short NASDAQ-100 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio) (1)	ProFund VP Short Small-Cap (1)
ProFund VP Small-Cap Value (1)
AST Small-Cap Value Portfolio (1)	ProFund VP Technology (1)
AST Goldman Sachs Mid-Cap Growth Portfolio (1)	ProFund VP Telecommunications (1)
AST Goldman Sachs Small-Cap Value Portfolio (1)	ProFund VP UltraMid-Cap (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio) (1)	ProFund VP UltraNASDAQ-100 (1)
ProFund VP UltraSmall-Cap (1)
AST Lord Abbett Core Fixed Income Portfolio (1)	ProFund VP Utilities (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	ProFund VP Large-Cap Growth (1)
AST MFS Growth Portfolio (1)	ProFund VP Large-Cap Value (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	Rydex VT Nova (1)
AST Small-Cap Growth Portfolio (1)	Rydex VT NASDAQ-100 (1)
AST BlackRock Low Duration Bond Portfolio (1)	Rydex VT Inverse S&P 500 Strategy (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	Invesco V.I. Global Health Care Fund (Series I) (1)
AST QMA US Equity Alpha Portfolio (1)	Invesco V.I. Technology Fund (Series I) (1)
AST T. Rowe Price Natural Resources Portfolio (1)	Wells Fargo VT Index Asset Allocation Fund (Class 2) (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	Wells Fargo VT International Equity Portfolio (Class 2) (1)
AST International Value Portfolio (1)	Wells Fargo VT Small Cap Growth Portfolio (Class 2) (1)
AST MFS Global Equity Portfolio (1)	Wells Fargo VT Total Return Bond (3)

A118

AST J.P. Morgan International Equity Portfolio (1)	AST FI Pyramis Quantitative Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Prudential Growth Allocation Portfolio (1)
AST International Growth Portfolio (1)	AST Advanced Strategies Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Investment Grade Bond Portfolio (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST Bond Portfolio 2018 (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Bond Portfolio 2019 (1)
AST Balanced Asset Allocation Portfolio (1)	AST Global Real Estate Portfolio (1)
AST Preservation Asset Allocation Portfolio (1)	AST Parametric Emerging Markets Equity Portfolio (1)
AST Schroders Global Tactical Portfolio (1)	AST Bond Portfolio 2016 (1)
AST RCM World Trends Portfolio (1)	AST Bond Portfolio 2020 (1)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Boston Partners Large-Cap Value Portfolio (1)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
AST Western Asset Core Plus Bond Portfolio (1)	AST Bond Portfolio 2017 (1)
Davis Value Portfolio (1)	AST Bond Portfolio 2021 (1)
Columbia Variable Portfolio - Asset Allocation Fund (Class 1) (1)	Wells Fargo VT Intrinsic Value Portfolio (3)
Columbia Variable Portfolio - Small Company Growth Fund (Class 1) (1)	Wells Fargo VT Omega Growth Portfolio (Class 2) (1)
Prudential SP International Growth Portfolio (Class I) (1)	Wells Fargo VT Small Cap Value Portfolio (3)
NVIT Developing Markets Fund (2)	Wells Fargo VT Omega Growth Portfolio (Class 1) (1)
ProFund VP Asia 30 (1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1) (1)
ProFund VP Banks (1)	Wells Fargo VT International Equity Portfolio (Class 1) (1)
ProFund VP Bear (1)	AST Bond Portfolio 2022 (1)
ProFund VP Biotechnology (1)	AST Quantitative Modeling Portfolio (1)
ProFund VP Basic Materials (1)	AST BlackRock Global Strategies Portfolio (1)
ProFund VP UltraBull (1)	Invesco V.I. Diversified Dividend Fund (Series I) (1)
ProFund VP Bull (1)	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) (1)
ProFund VP Consumer Services (1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) (1)
ProFund VP Consumer Goods Portfolio (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
ProFund VP Oil & Gas (1)	Wells Fargo VT Opportunity Fund (Class 2) (1)
ProFund VP Europe 30 (1)	AST Prudential Core Bond Portfolio (1)
ProFund VP Financials (1)	AST Bond Portfolio 2023 (1)
ProFund VP U.S. Government Plus (1)	AST New Discovery Asset Allocation Portfolio (1)
ProFund VP Health Care (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
ACCESS VP High Yield Fund (1)	AST MFS Large-Cap Value Portfolio (1)
ProFund VP Industrials (1)	Invesco V.I. Mid Cap Growth Fund (Series I) (1)
ProFund VP Internet (1)	AST Bond Portfolio 2024 (1)
ProFund VP Japan (1)	AST AQR Emerging Markets Equity Portfolio (1)
ProFund VP Precious Metals (1)	AST ClearBridge Dividend Growth Portfolio (1)
Columbia Variable Portfolio Government Money Market Fund (Class 1) (formerly Columbia Variable Portfolio-Cash Management Fund) (1)	AST QMA Emerging Markets Equity Portfolio (1)
AST QMA Large-Cap Portfolio (1)
Columbia Variable Portfolio - Income Opportunities (Class 1) (1)	AST Bond Portfolio 2025 (1)
AST BlackRock iShares ETF Portfolio (1)	AST Bond Portfolio 2026 (4)
AST Defensive Asset Allocation Portfolio (1)	AST Bond Portfolio 2027 (5)
AST AQR Large-Cap Portfolio (1)	NVIT Emerging Markets Fund (Class D) (6)
(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015

(2) Statement of net assets as of August 5, 2016 (date of expiration), statement of operations for the period January 1, 2016 through August 5, 2016, and statements of changes in net assets for the period January 1, 2016 through August 5, 2016, and the year ended December 31, 2015

A119

(3) Statement of net assets as of April 29, 2016 (date of expiration), statement of operations for the period January 1, 2016 through April 29, 2016, and statements of changes in net assets for the period January 1, 2016 through April 29, 2016, and the year ended December 31, 2015

(4) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period January 2, 2015 (commencement of operations) through December 31, 2015

(5) Statement of net assets as of December 31, 2016, and statements of operations and of changes in net assets for the period January 4, 2016 (commencement of operations) through December 31, 2016
(6) Statement of net assets as of December 31, 2016, and statements of operations and of changes in net assets for the period August 5, 2016 (commencement of operations) through December 31, 2016

/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2017

A120

Prudential Annuities Life Assurance Corporation

FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Prudential Annuities Life Assurance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2016, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2016.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 23, 2017

Prudential Annuities Life Assurance Corporation

Statements of Financial Position
As of December 31, 2016 and 2015 (in thousands, except share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost, 2016: $9,818,298; 2015: $2,433,626)	$9,362,763	$2,524,272
Trading account assets, at fair value	149,871	5,653
Equity securities, available-for-sale, at fair value (cost, 2016: $365; 2015: $14)	18	17
Commercial mortgage and other loans	1,231,893	438,172
Policy loans	12,719	13,054
Short-term investments	947,150	158,227
Other long-term investments	551,931	182,157
Total investments	12,256,345	3,321,552
Cash and cash equivalents	1,848,039	536
Deferred policy acquisition costs	4,344,361	749,302
Accrued investment income	86,004	22,615
Reinsurance recoverables	588,608	3,088,328
Income taxes	1,978,607	0
Value of business acquired	30,287	33,640
Deferred sales inducements	978,823	452,752
Receivables from parent and affiliates	111,703	212,696
Other assets	169,649	123,158
Separate account assets	37,429,739	39,250,159
TOTAL ASSETS	$59,822,165	$47,254,738
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$8,686,196	$3,578,662
Policyholders’ account balances	4,736,889	2,416,125
Payables to parent and affiliates	91,432	25,677
Cash collateral for loaned securities	23,350	10,568
Income taxes	0	274,951
Long-term debt	971,899	0
Short-term debt	28,101	1,000
Reinsurance payable	275,822	250,277
Other liabilities	489,007	100,401
Separate account liabilities	37,429,739	39,250,159
Total Liabilities	52,732,435	45,907,820
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)
EQUITY
Common stock, $100 par value; 25,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	8,095,436	901,422
Retained earnings/(accumulated deficit)	(693,258)	396,830
Accumulated other comprehensive income	(314,948)	46,166
Total Equity	7,089,730	1,346,918
TOTAL LIABILITIES AND EQUITY	$59,822,165	$47,254,738
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
REVENUES
Premiums	$896,839	$9,787	$34,903
Policy charges and fee income	1,755,224	740,823	806,327
Net investment income	338,370	139,430	164,011
Asset administration fees and other income	299,384	177,479	227,619
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(7,853)	(44)	(10)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	1,354	24	10
Other realized investment gains (losses), net	(3,436,261)	6,072	7,368
Total realized investment gains (losses), net	(3,442,760)	6,052	7,368
Total revenues	(152,943)	1,073,571	1,240,228
BENEFITS AND EXPENSES
Policyholders’ benefits	604,057	60,461	137,135
Interest credited to policyholders’ account balances	68,889	225,555	211,058
Amortization of deferred policy acquisition costs	(179,816)	309,152	238,416
General, administrative and other expenses	1,124,508	313,471	394,248
Total benefits and expenses	1,617,638	908,639	980,857
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(1,770,581)	164,932	259,371
Total income tax expense (benefit)	(680,493)	(8,285)	8,604
NET INCOME (LOSS)	$(1,090,088)	$173,217	$250,767
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(20)	(54)	(63)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(469,356)	(54,279)	35,931
Reclassification adjustment for gains included in net income	(86,184)	(4,831)	(14,706)
Net unrealized investment gains (losses)	(555,540)	(59,110)	21,225
Other comprehensive income (loss), before tax:	(555,560)	(59,164)	21,162
Less: Income tax expense (benefit) related to other comprehensive income (loss)
Foreign currency translation adjustments	(7)	(19)	(23)
Net unrealized investment gains (losses)	(194,439)	(20,689)	7,430
Total	(194,446)	(20,708)	7,407
Other comprehensive income (loss), net of taxes	(361,114)	(38,456)	13,755
COMPREHENSIVE INCOME (LOSS)	$(1,451,202)	$134,761	$264,522
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Equity
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2013	$2,500	$901,422	$764,846	$70,867	$1,739,635
Contributed capital		0			0
Dividend to parent			(342,000)		(342,000)
Comprehensive income:
Net income (loss)			250,767		250,767
Other comprehensive income (loss), net of tax				13,755	13,755
Total comprehensive income (loss)					264,522
Balance, December 31, 2014	2,500	901,422	673,613	84,622	1,662,157
Contributed capital		0			0
Dividend to parent			(450,000)		(450,000)
Comprehensive income:
Net income (loss)			173,217		173,217
Other comprehensive income (loss), net of tax				(38,456)	(38,456)
Total comprehensive income (loss)					134,761
Balance, December 31, 2015	2,500	901,422	396,830	46,166	1,346,918
Contributed capital		8,421,955			8,421,955
Return of capital		(1,140,000)			(1,140,000)
Dividend to parent			0		0
Assets purchased/transferred from/to affiliates		(72,179)			(72,179)
Impact of Pruco Re and PALAC merger		(15,762)			(15,762)
Comprehensive income:
Net income (loss)			(1,090,088)		(1,090,088)
Other comprehensive income (loss), net of tax				(361,114)	(361,114)
Total comprehensive income (loss)					(1,451,202)
Balance, December 31, 2016	$2,500	$8,095,436	$(693,258)	$(314,948)	$7,089,730
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,090,088)	$173,217	$250,767
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(245)	907	3,491
Realized investment (gains) losses, net	3,442,760	(6,052)	(7,368)
Depreciation and amortization	10,737	37,530	1,402
Interest credited to policyholders’ account balances	68,889	225,555	211,058
Change in:
Future policy benefits	759,604	238,052	324,284
Accrued investment income	(63,389)	2,393	7,161
Net payable to/receivable from parent and affiliates	(55,984)	61,252	(26,936)
Deferred sales inducements	(1,805)	38,380	(11,515)
Deferred policy acquisition costs	(449,496)	381,480	235,612
Income taxes	(712,423)	(3,426)	(67,163)
Reinsurance recoverables	199,107	(270,868)	(273,480)
Bonus reserve	0	(38,768)	(115,700)
Derivatives, net	2,605,415	21,581	(415)
Deferred loss on reinsurance	305,464	(118,028)	0
Other, net	(54,819)	(3,508)	(1,804)
Cash flows from (used in) operating activities	4,963,727	739,697	529,394
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	4,072,242	486,648	996,083
Commercial mortgage and other loans	122,086	89,344	20,988
Trading account assets	7,489	3,765	4,900
Policy loans	1,833	1,257	753
Other long-term investments	9,587	3,764	(1,650)
Short-term investments	1,799,219	2,318,219	2,637,788
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(5,535,732)	(336,954)	(494,947)
Equity securities, available-for-sale	(351)	0	0
Commercial mortgage and other loans	(353,692)	(106,185)	(43,859)
Trading account assets	(7,810)	(3,681)	(4,312)
Policy loans	(442)	(644)	(943)
Other long-term investments	(111,838)	(3,994)	(14,691)
Short-term investments	(2,561,044)	(2,419,261)	(2,576,786)
Notes receivable from parent and affiliates, net	(4,923)	3,110	(12,524)
Derivatives, net	(6,305)	(6,528)	1,682
Other, net	(2,911)	1,070	(1,674)
Cash flows from (used in) investing activities	(2,572,592)	29,930	510,808
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash collateral for loaned securities	12,782	5,283	(42,612)
Proceeds from the issuance of debt (maturities longer than 90 days)	125,000	0	0
Repayments of debt (maturities longer than 90 days)	(268,000)	0	(200,000)
Net increase (decrease) in short-term borrowing	(1,000)	(53,354)	49,354
Drafts outstanding	5,777	(1,663)	(6,410)

Prudential Annuities Life Assurance Corporation

Distribution to parent	(1,140,000)	(450,000)	(342,000)
Contributed capital	860,573	0	0
Policyholders’ account deposits	2,116,567	1,295,546	1,375,761
Ceded policyholders’ account deposits	(23,890)	(54,027)	0
Policyholders’ account withdrawals	(2,259,445)	(1,511,470)	(1,875,118)
Ceded policyholders' account withdrawals	28,004	0	0
Cash flows from (used in) financing activities	(543,632)	(769,685)	(1,041,025)
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	1,847,503	(58)	(823)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	536	594	1,417
CASH AND CASH EQUIVALENTS, END OF YEAR	$1,848,039	$536	$594
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$31,931	$(4,858)	$75,745
Interest paid	$23,392	$68	$8,657

Significant Non-Cash Transactions

Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Notes to Financial Statements
1.    BUSINESS AND BASIS OF PRESENTATION
Prudential Annuities Life Assurance Corporation (the “Company” or “PALAC”), with its principal offices in Shelton, Connecticut, is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation.
The Company developed long-term savings and retirement products, which were distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Inc. (“PAD”). The Company issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America, District of Columbia and Puerto Rico. In addition, the Company has a relatively small in force block of variable life insurance policies. The Company no longer actively sells such products.
Beginning in March 2010, the Company ceased offering its variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by each of Pruco Life Insurance Company ("Pruco Life") and its wholly-owned subsidiary Pruco Life Insurance Company of New Jersey ("PLNJ") (which are affiliates of the Company). These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. During 2012, the Company suspended additional customer deposits for variable annuities with certain living benefit guarantees. However, subject to applicable contract provisions and administrative rules, the Company continues to accept additional customer deposits on certain in force contracts.
The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.
On August 31, 2013, the Company redomesticated from Connecticut to Arizona. As a result of the redomestication, the Company is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The redomestication also resulted in the Company being domiciled in the same jurisdiction as the then primary reinsurer of the Company’s living benefit guarantees, Pruco Reinsurance, Ltd. (“Pruco Re”), which enabled the Company to claim statutory reserve credit for business ceded to Pruco Re without the need for Pruco Re to collateralize its obligations under the reinsurance agreement. As of April 1, 2016, the Company no longer reinsures its living benefit guarantees to Pruco Re.

As disclosed in Note 1 to the Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31 2015, the Company surrendered its New York license effective December 31, 2015, and reinsured the majority of its New York business to an affiliate, The Prudential Insurance Company of America (“Prudential Insurance”). The license surrender relieves the Company of the requirement to hold New York statutory reserves on its business in excess of the statutory reserves required by its domiciliary regulator, the Arizona Department of Insurance. For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to a percentage of the reserves associated with such business, as calculated in accordance with PALAC's New York Regulation 109 Plan approved by the New York Department of Financial Services.

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Re and Prudential Insurance. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Prudential Insurance. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance, under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business and excludes business reinsured externally. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company. These series of transactions are collectively referred to as the "Variable Annuities Recapture".

The financial statement impacts of these transactions were as follows:

Affected Financial Statement Lines Only
Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$3,343	$3,084	$10,624	$17,051
Cash and cash equivalents	106	11	1,024	1,141
Deferred policy acquisition costs	537	0	3,134	3,671
Reinsurance recoverables	3,776	(3,401)	320	695
Deferred sales inducements	327	0	500	827
Income tax receivable(2)	0	115	2,441	2,556
TOTAL ASSETS	46,694	(191)	18,043	64,546
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$2,422	$0	$2,387	$4,809
Future policy benefits	4,295	0	6,972	11,267
Short-term and long-term debt(3)	0	0	1,268	1,268
Other liabilities	114	0	630	744
TOTAL LIABILITIES	45,472	0	11,257	56,729
EQUITY
Additional paid-in capital(4)	901	0	8,422	9,323
Retained earnings	254	(191)	(1,600)	(1,537)
Accumulated other comprehensive income	64	0	(36)	28
TOTAL EQUITY	1,222	(191)	6,786	7,817
TOTAL LIABILITIES AND EQUITY	46,694	(191)	18,043	64,546

Significant Non-Cash Transactions
(1) The increase in total investments includes non-cash activities of $3.1 billion for assets received related to the recapture transaction with Pruco Re, $7.1 billion for assets received related to the reinsurance transaction with Pruco Life and $3.6 billion related to non-cash capital contributions from PAI.
(2) Prudential Financial contributed current tax receivables through PAI of $1.5 billion to the Company as part of the Variable Annuities Recapture.
(3) The Company incurred ceding commissions of $3.6 billion, of which $1.1 billion was in the form of reassignment of debt from Pruco Life.
(4) The increase in additional paid-in capital ("APIC") includes non-cash capital contributions from PAI of $3.6 billion in invested assets, $1.5 billion of current tax receivables and $2.5 billion funding for the ceding commission for the reinsurance transaction with Pruco Life.

Statement of Operations and Comprehensive Income (Loss)

Day 1 Impact of the Variable Annuities Recapture	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$832	$832
Realized investment gains (losses), net	(305)	(2,561)	(2,866)
TOTAL REVENUES	(305)	(1,729)	(2,034)
BENEFITS AND EXPENSES
Policyholders' benefits	0	522	522
General, administrative and other expenses	0	310	310
TOTAL BENEFITS AND EXPENSES	0	832	832
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(305)	(2,561)	(2,866)
Income tax expense (benefit)	(114)	(961)	(1,075)
NET INCOME (LOSS)	$(191)	$(1,600)	$(1,791)
As part of the Variable Annuities Recapture, the Company received invested assets of $3.1 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $3.4 billion. As a result of the recapture transaction, the Company recognized a loss of $0.3 billion immediately.

For the Variable Annuities Recapture, the Company received invested assets of $7.1 billion as consideration from Pruco Life and established reserves of $9.4 billion. In addition, the Company incurred ceding commissions of $3.6 billion, of which $1.1 billion was in the form of reassignment of debt from Pruco Life. Also, the Company established deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances, which were equivalent to the ceding commission incurred by the Company. For the reinsurance of the variable annuity base contracts, the Company recognized a benefit of $0.3 billion, which was deferred and will subsequently be amortized through General, administrative and other expenses. For the reinsurance of the living benefit guarantees, the Company recognized a loss of $2.6 billion immediately since the reinsurance contract is accounted for as free-standing derivative.

The Company also received a capital contribution of $8.4 billion from PAI.

As a result of the Variable Annuities Recapture, Pruco Re no longer had any material active reinsurance with affiliates. On September 30, 2016, Pruco Re was merged with and into the Company.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/ (Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$3,084	$3,084	$0	$0
Pruco Life	Apr - June 2016	Purchase	Fixed Maturities, Trading Account Assets, Commercial Mortgages, Derivatives, JV/LP Investments and Short-Term Investments	$6,994	$6,994	$0	$0
PAI	Apr - June 2016	Contributed Capital	Fixed Maturities, Trading Account Assets and Derivatives	$3,517	$3,517	$3,517	$0

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; value of business acquired ("VOBA") and its amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Revision to Prior Period Financial Statements

The Company identified errors in the presentation of certain activity related to the Variable Annuities Recapture and other affiliated reinsurance transactions that impacted several line items within our previously issued Statements of Cash Flows for the interim periods ended March 31, 2016, June 30, 2016 and September 30, 2016. Management assessed the materiality of the misstatements on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior interim periods. Accordingly, prior period amounts to be presented in subsequent quarterly 10-Q filings will be revised, as presented below:

	(UNAUDITED)
	Three Months Ended March 31, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reinsurance recoverables	$(69,025)	$5,261	$(63,764)
Cash flows from (used in) operating activities	35,727	5,261	40,988
CASH FLOWS FROM FINANCING ACTIVITIES:
Ceded policyholders’ account deposits	0	(16,249)	(16,249)
Ceded policyholders’ account withdrawals	0	10,988	10,988
Cash flows from (used in) financing activities	(5,823)	(5,261)	(11,084)

	(UNAUDITED)
	Six Months Ended June 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$248	$(355)	$(107)
Future policy benefits	122,101	193,147	315,248
Reinsurance recoverables	(15,315)	279,718	264,403
Derivatives, net	10,192,618	(233,295)	9,959,323
Other, net	84,739	(279,768)	(195,029)
Cash flows from (used in) operating activities	10,936,664	(40,553)	10,896,111
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	637,886	497,834	1,135,720
Ceded policyholders’ account deposits	0	(19,498)	(19,498)
Policyholders’ account withdrawals	(736,708)	(454,971)	(1,191,679)
Ceded policyholders’ account withdrawals	0	17,188	17,188
Cash flows from (used in) financing activities	534,651	40,553	575,204

	(UNAUDITED)
	Nine Months Ended September 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(803)	$920	$117
Future policy benefits	(5,224)	535,604	530,380
Net payable to/receivable from parent and affiliates	171,317	(226,317)	(55,000)
Reinsurance recoverables	(213,844)	421,353	207,509
Other, net	650,903	(791,800)	(140,897)
Cash flows from (used in) operating activities	10,149,084	(60,241)	10,088,843
CASH FLOWS FROM FINANCING ACTIVITIES:
Contributed capital	781,125	79,448	860,573
Policyholders’ account deposits	2,203,234	(678,706)	1,524,528
Ceded policyholders’ account deposits	0	(21,033)	(21,033)
Policyholders’ account withdrawals	(2,346,701)	655,334	(1,691,367)
Ceded policyholders’ account withdrawals	0	25,198	25,198
Cash flows from (used in) financing activities	508,274	60,241	568,515
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments
The Company’s principal investments are fixed maturities, equity securities, commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value is comprised of mutual fund shares and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in "Net investment income".
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans, as well as, loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios considers the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consists of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.
When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an other-than-temporary impairment recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions, based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities, are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 15. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.
Deferred Sales Inducements
The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.
Value of Business Acquired
As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing VOBA. VOBA represents an adjustment to the stated value of in force insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

to amortize DAC. The Company records amortization of VOBA in “General, administrative, and other expenses.” See Note 5 for additional information regarding VOBA.
Reinsurance recoverables and Reinsurance payables
Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders. “Separate account assets” are predominantly shares in Advanced Series Trust co-managed by AST Investment Services, Incorporated (“ASISI”) and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees and other income.”
Other Assets and Other Liabilities
“Other assets” consist primarily of accruals for asset administration fees, deferred loss on reinsurance with an affiliate and receivables resulting from sales of securities that had not yet settled at the balance sheet date. “Other assets” also consist of state insurance licenses. Licenses to do business in all states have been capitalized. Based on changes in facts and circumstances, effective September 30, 2012, the capitalized state insurance licenses were considered to have a finite life and are amortized over their useful life, which was estimated to be 8 years. Amortization is recorded through “General, administrative and other expenses.” “Other liabilities” consist primarily of accrued expenses, technical overdrafts, deferred gain on reinsurance with an affiliate, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Derivative Financial Instruments”.
Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on the Company’s variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Policyholders’ Account Balances

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold.

Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms and large banks. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These items are recorded within “Other liabilities.”

Insurance Revenue and Expense Recognition
Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”
Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”
Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Reserves for contracts without life contingencies are

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “Future policy benefits.” Assumed interest rates ranged from 0.00% to 8.25% at December 31, 2016 and 2015.
Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain optional living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.
Amounts received as payment for variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investments in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in the Advanced Series Trust, and the Prudential Series Fund (see Note 15), which are a portfolio of mutual fund investments related to the Company’s separate account products. In addition, the Company receives fees on contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”
The Company sold variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Prudential Insurance through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity optional living benefit guarantees that were previously reinsured to Pruco Re and Prudential Insurance. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance, under a coinsurance and modified coinsurance agreement. See Note 1 and 13 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 15 for additional information regarding short-term and long-term debt.
Income Taxes

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 9 for a discussion of factors considered when evaluating the need for a valuation allowance.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 9 for additional information regarding income taxes.

Recent Accounting Pronouncements
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.
The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.
There have been no ASU adopted during the current year ended December 31, 2016.

ASU issued but not yet adopted as of the reporting date December 31, 2016

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments are explicitly scoped out of the standard.

January 1, 2018 using one of two retrospective application methods (early adoption permitted beginning January 1, 2017).
                                           The Company plans to adopt the standard on January 1, 2018 using the modified retrospective application.

Given that insurance contracts and financial instruments are explicitly scoped out of the standard, the Company does not expect the adoption of the ASU to have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.

ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method. The amendments are to be applied prospectively as they relate to equity investments without readily determinable fair value.
The Company’s equity investments, except for those accounted for using the equity method, will generally be carried on the Statements of Financial Position at fair value with changes in fair value reported in current earnings. The Company is continuing to assess additional impacts of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.

ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a right-of-use asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (receivable and residual approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).
		January 1, 2019 using the modified retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method, however prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

3.    INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$4,998,652	$2,487	$536,114	$4,465,025	$0
Obligations of U.S. states and their political subdivisions	92,107	566	2,699	89,974	0
Foreign government bonds	64,352	5,404	370	69,386	0
Public utilities	448,349	13,155	10,348	451,156	0
Redeemable preferred stock	29,581	288	633	29,236	0
All other U.S. public corporate securities	1,619,814	73,819	10,153	1,683,480	(771)
All other U.S. private corporate securities	951,324	27,234	13,810	964,748	(694)
All other foreign public corporate securities	183,253	5,410	1,022	187,641	0
All other foreign private corporate securities	501,140	5,349	20,450	486,039	0
Asset-backed securities(1)	248,547	3,227	465	251,309	0
Commercial mortgage-backed securities	484,673	6,793	6,753	484,713	0
Residential mortgage-backed securities(2)	196,506	4,063	513	200,056	(5)
Total fixed maturities, available-for-sale	$9,818,298	$147,795	$603,330	$9,362,763	$(1,470)
Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous & other	$351	$0	$351	$0
Mutual funds	14	4	0	18
Total equity securities, available-for-sale	$365	$4	$351	$18

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$12,233	$28	$107	$12,154	$0
Obligations of U.S. states and their political subdivisions	20,116	474	378	20,212	0
Foreign government bonds	43,188	6,123	28	49,283	0
Public utilities	203,803	15,969	4,263	215,509	0
Redeemable preferred stock	0	0	0	0	0
All other U.S. public corporate securities	818,627	52,866	7,717	863,776	0
All other U.S. private corporate securities	494,640	30,996	4,407	521,229	0
All other foreign public corporate securities	132,414	3,781	608	135,587	0
All other foreign private corporate securities	219,009	2,487	15,842	205,654	0
Asset-backed securities(1)	149,196	2,786	692	151,290	(35)
Commercial mortgage-backed securities	211,429	4,963	652	215,740	0
Residential mortgage-backed securities(2)	128,971	4,886	19	133,838	(7)
Total fixed maturities, available-for-sale	$2,433,626	$125,359	$34,713	$2,524,272	$(42)
Equity securities, available-for-sale:
Common stocks:
Industrial, miscellaneous & other	$0	$0	$0	$0
Mutual funds	14	3	0	17
Total equity securities, available-for-sale	$14	$3	$0	$17

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables show the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2016
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$4,254,477	$536,114	$0	$0	$4,254,477	$536,114
Obligations of U.S. states and their political subdivisions	73,885	2,699	0	0	73,885	2,699
Foreign government bonds	32,107	370	0	0	32,107	370
Public utilities	240,041	8,019	17,097	2,329	257,138	10,348
Redeemable preferred stock	12,948	633	0	0	12,948	633
All other U.S. public corporate securities	530,904	8,798	12,981	1,355	543,885	10,153
All other U.S. private corporate securities	453,976	13,632	12,304	178	466,280	13,810

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

All other foreign public corporate securities	89,962	1,016	9,994	6	99,956	1,022
All other foreign private corporate securities	247,111	11,661	58,214	8,789	305,325	20,450
Asset-backed securities	67,246	439	16,489	26	83,735	465
Commercial mortgage-backed securities	293,651	6,753	0	0	293,651	6,753
Residential mortgage-backed securities	68,283	513	0	0	68,283	513
Total fixed maturities, available-for-sale	$6,364,591	$590,647	$127,079	$12,683	$6,491,670	$603,330
Equity securities, available-for-sale	$0	$351	$0	$0	$0	$351

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,480	$107	$0	$0	$8,480	$107
Obligations of U.S. states and their political subdivisions	6,887	378	0	0	6,887	378
Foreign government bonds	13,616	28	0	0	13,616	28
Public utilities	49,104	1,421	14,217	2,842	63,321	4,263
Redeemable preferred stock	0	0	0	0	0	0
All other U.S. public corporate securities	207,578	6,297	29,828	1,420	237,406	7,717
All other U.S. private corporate securities	84,318	4,020	3,550	387	87,868	4,407
All other foreign public corporate securities	76,573	608	0	0	76,573	608
All other foreign private corporate securities	38,047	1,972	85,341	13,870	123,388	15,842
Asset-backed securities	50,195	430	26,359	262	76,554	692
Commercial mortgage-backed securities	55,065	642	833	10	55,898	652
Residential mortgage-backed securities	2,141	19	0	0	2,141	19
Total fixed maturities, available-for-sale	$592,004	$15,922	$160,128	$18,791	$752,132	$34,713
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

The gross unrealized losses on fixed maturity securities at December 31, 2016 and 2015, were composed of $594.9 million and $22.6 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $8.4 million and $12.1 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2016, the $12.7 million of gross unrealized losses of twelve months or more was concentrated in the consumer non-cyclical, finance and utility sectors of the Company’s corporate securities. At December 31, 2015, the $18.8 million of gross unrealized losses of twelve months or more was concentrated in the consumer non-cyclical, capital goods, utility and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either December 31, 2016 or 2015. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses were primarily attributable to interest rate increases. At December 31, 2016, the Company did not intend to sell these securities, and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

At December 31, 2016, all of the gross unrealized losses on equity securities represented declines in value of greater than 20%, all of which had been in that position for less than six months. At December 31, 2015, there were no gross unrealized losses on

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

equity securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at December 31, 2016.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2016 were as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$354,121	$355,252
Due after one year through five years	1,196,869	1,223,226
Due after five years through ten years	1,515,758	1,536,061
Due after ten years	5,821,824	5,312,146
Asset-backed securities	248,547	251,309
Commercial mortgage-backed securities	484,673	484,713
Residential mortgage-backed securities	196,506	200,056
Total	$9,818,298	$9,362,763
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales(1)	$3,577,346	$33,604	$308,458
Proceeds from maturities/repayments(1)	495,465	453,016	681,426
Gross investment gains from sales, prepayments and maturities	98,095	5,788	18,110
Gross investment losses from sales and maturities	(5,412)	(937)	(3,404)
Equity securities, available-for-sale
Proceeds from sales	$0	$0	$192
Gross investment gains from sales	0	0	1
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(2)	$(6,499)	$(20)	$0
Writedowns for impairments on equity securities	0	0	0

(1)	Includes $0.6 million, $(0.0) million and $(6.2) million of non-cash related proceeds for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31,
	2016	2015
	(in thousands)
Balance, beginning of period	$86	$93
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,170)	(17)
Additional credit loss impairments recognized in the current period on securities previously impaired	0	20
Credit loss impairments recognized in the current period on securities not previously impaired	1,791	0
Increases due to the passage of time on previously recorded credit losses	25	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(14)	(10)
Assets transferred to parent and affiliates	607	0
Balance, end of period	$1,325	$86
Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2016		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
	(in thousands)
Fixed maturities	$147,057	$139,513	$0	$0
Equity securities	7,551	10,358	5,618	5,653
Total trading account assets	$154,608	$149,871	$5,618	$5,653
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Asset administration fees and other income,” was $(4.8) million, $(0.6) million and $(0.9) million during the years ended December 31, 2016, 2015 and 2014, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans were comprised as follows, as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$277,296	22.5%	$136,190	31.2%
Industrial	263,705	21.4	58,621	13.5
Retail	223,252	18.1	67,358	15.5
Office	294,304	23.8	100,357	23.0
Other	87,465	7.1	18,660	4.3
Hospitality	3,925	0.3	4,963	1.1
Total commercial mortgage loans	1,149,947	93.2	386,149	88.6
Agricultural property loans	84,235	6.8	49,926	11.4
Total commercial mortgage and agricultural property loans by property type	1,234,182	100.0%	436,075	100.0%
Valuation allowance	(2,289)		(643)
Total net commercial mortgage and agricultural property loans by property type	1,231,893		435,432
Other loans:
Uncollateralized loans	0		2,740
Valuation allowance	0		0
Total net other loans	0		2,740
Total commercial mortgage and other loans	$1,231,893		$438,172

The commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (27%), Texas (13%) and New Jersey (6%)) and included loans secured by properties in Europe and Australia at December 31, 2016.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, was as follows:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for credit losses, beginning of year	$622	$21	$0	$643
Addition to (release of) allowance for losses	1,645	1	0	1,646
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$2,267	$22	$0	$2,289

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for credit losses, beginning of year	$455	$27	$0	$482
Addition to (release of) allowance for losses	167	(6)	0	161
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$622	$21	$0	$643

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Uncollateralized Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	2,267	22	0	2,289
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$2,267	$22	$0	$2,289
Recorded Investment(1):
Individually evaluated for impairment	$1,715	$0	$0	$1,715
Collectively evaluated for impairment	1,148,232	84,235	0	1,232,467
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$1,149,947	$84,235	$0	$1,234,182

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	622	21	0	643
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$622	$21	$0	$643
Recorded Investment(1):
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	386,149	49,926	2,740	438,815
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$386,149	$49,926	$2,740	$438,815

(1)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans, based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	Debt Service Coverage Ratio - December 31, 2016
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
		(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$667,051	$16,921	$4,610	$688,582
60%-69.99%	406,728	0	3,817	410,545
70%-79.99%	108,770	15,493	0	124,263
80% or greater	9,725	0	1,067	10,792
Total commercial mortgage and agricultural property loans	$1,192,274	$32,414	$9,494	$1,234,182

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Debt Service Coverage Ratio - December 31, 2015
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
		(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$303,215	$9,073	$992	$313,280
60%-69.99%	95,977	0	0	95,977
70%-79.99%	25,401	1,417	0	26,818
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$424,593	$10,490	$992	$436,075

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status as of the dates indicated:

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$1,149,947	$0	$0	$0	$1,149,947	$0
Agricultural property loans	84,235	0	0	0	84,235	0
Other loans	0	0	0	0	0	0
Total commercial mortgage and other loans	$1,234,182	$0	$0	$0	$1,234,182	$0

(1) There were no loans accruing interest.
	December 31, 2015
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$386,149	$0	$0	$0	$386,149	$0
Agricultural property loans	49,926	0	0	0	49,926	0
Other loans	2,740	0	0	0	2,740	0
Total commercial mortgage and other loans	$438,815	$0	$0	$0	$438,815	$0

(1) There were no loans accruing interest.
See Note 2 for further discussion regarding non-accrual status loans.
For the years ended December 31, 2016 and 2015, there were no commercial mortgage or other loans acquired, other than those through direct origination, nor were there any commercial mortgage or other loans sold. For the year ended December 31, 2016, the Company received $580 million of commercial mortgage and other loans from related parties. See Note 1 for additional information.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated:

	2016	2015
	(in thousands)
Joint ventures and limited partnerships:
Private equity	$30,513	$22,535
Hedge funds	98,554	41,820
Real estate-related	109,043	2,535
Total joint ventures and limited partnerships	238,110	66,890
Derivatives	313,821	115,267
Total other long-term investments	$551,931	$182,157

As of both December 31, 2016 and 2015, the Company had no significant equity method investments.

Net Investment Income
The following table sets forth the net investment income by asset class for the years ended December 31:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale	$249,496	$115,998	$140,114
Trading account assets	3,473	349	325
Commercial mortgage and other loans	40,258	22,696	21,802
Policy loans	444	794	739
Short-term investments	26,831	396	281
Other long-term investments	29,160	4,638	6,492
Gross investment income	349,662	144,871	169,753
Less: investment expenses	(11,292)	(5,441)	(5,742)
Net investment income	$338,370	$139,430	$164,011
The carrying value of non-income producing assets included $13 million in fixed maturities as of December 31, 2016. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2016.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2016	2015	2014
	(in thousands)
Fixed maturities	$86,184	$4,831	$14,706
Equity securities	0	0	1
Commercial mortgage and other loans	(2,326)	(161)	774
Derivatives(1)	(3,526,514)	1,381	(8,113)
Other long-term investments	(648)	1	0
Short-term investments and cash equivalents	544	0	0
Realized investment gains (losses), net	$(3,442,760)	$6,052	$7,368

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of December 31 for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(1,261)	$9	$1
Fixed maturity securities, available-for-sale - all other	(454,274)	90,637	191,339
Equity securities, available-for-sale	(347)	3	3
Affiliated notes	1,181	1,660	2,351
Derivatives designated as cash flow hedges(1)	11,745	14,847	4,839
Other investments	(619)	304	390
Net unrealized gains (losses) on investments	$(443,575)	$107,460	$198,923

(1)	See Note 11 for more information on cash flow hedges.

Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2016, the Company had $23.3 million of securities lending transactions recorded as "Cash collateral for loaned securities," of which $12.6 million were corporate securities and $10.7 million were foreign government bonds. The remaining contractual maturities of all securities lending transactions were overnight and continuous. As of December 31, 2015, the Company had $10.6 million of securities lending transactions recorded as "Cash collateral for loaned securities," all of which were corporate securities. The remaining contractual maturities of all securities lending transactions were overnight and continuous. As of both December 31, 2016 and 2015, the Company had no repurchase transactions.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of December 31 for the years indicated in the table below, the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral as reported in the Statements of Financial Position included the following:

	2016	2015
	(in thousands)
Collateral Pledged:
Fixed maturity securities, available-for-sale	$21,908	$10,218
Total securities pledged	$21,908	$10,218
Liabilities Supported by Pledged Collateral:
Cash collateral for loaned securities	$23,350	$10,568
Total liabilities supported by pledged collateral	$23,350	$10,568
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. The fair value of this collateral was $255.0 million as of December 31, 2016, and there was no such collateral as of December 31, 2015. None of the aforementioned securities had either been sold or repledged.
As of December 31, 2016 and 2015, there were fixed maturities of $7.5 million and $8.0 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

4.    DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Balance, beginning of year	$749,302	$1,114,431	$1,345,504
Capitalization of commissions, sales and issue expenses	269,679	1,535	2,804
Amortization-Impact of assumption and experience unlocking and true-ups	226,204	33,113	91,895
Amortization-All other	(46,388)	(342,265)	(330,311)
Changes in unrealized investment gains and losses	18,772	16,352	4,539
Ceded DAC upon reinsurance agreement with Prudential Insurance(1)(2)	(7,480)	(73,864)	0
Assumed DAC upon reinsurance agreement with Pruco Life(1)	3,134,272	0	0
Balance, end of year	$4,344,361	$749,302	$1,114,431

(1)	See Note 1 and Note 13 for additional information.

(2)	Represents a $7.5 million true-up in 2016 to the ceded DAC upon reinsurance agreement with Prudential Insurance in 2015.
5.    VALUE OF BUSINESS ACQUIRED
The balances of and changes in VOBA as of and for the years ended December 31, were as follows:

	2016	2015	2014

	(in thousands)
Balance, beginning of year	$33,640	$39,738	$43,500
Amortization-Impact of assumption and experience unlocking and true-ups (1)	2,372	3,412	5,412
Amortization-All other (1)	(8,176)	(10,477)	(11,181)
Interest (2)	1,939	2,436	2,615
Change in unrealized investment gains and losses	512	1,163	(608)
Ceded VOBA upon reinsurance agreement with Prudential Insurance (3)	0	(2,632)	0
Balance, end of year	$30,287	$33,640	$39,738

(1)	The weighted average remaining expected life of VOBA was approximately 5.13 years as of December 31, 2016.

(2)	The interest accrual rate for the VOBA related to the businesses acquired was 6.00%, 6.05% and 6.10% for the years ended December 31, 2016, 2015 and 2014.

(3)	See Note 1 for additional information.
The following table provides estimated future amortization, net of interest, for the periods indicated:

	2017	2018	2019	2020	2021

	(in thousands)
Estimated future VOBA amortization	$5,464	$4,728	$3,972	$3,350	$2,817

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

6.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 were as follows:

	2016	2015

	(in thousands)
Life insurance – domestic	$964	$75
Individual and group annuities and supplementary contracts(2)	446,318	441,595
Other contract liabilities(2)	1,267,739	3,136,992
Individual and group annuities assumed upon reinsurance agreement with Pruco Life(1)	528,210	0
Other contract liabilities assumed upon reinsurance agreement with Pruco Life(1)	6,442,965	0
Total future policy benefits	$8,686,196	$3,578,662

(1)	See Note 1 for additional information.

(2)	Includes assumed reinsurance business from Pruco Life.

Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.0% to 0.0% for setting domestic insurance reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 8.3%, with approximately 0.1% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.4% to 4.1%. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the individual annuity business, which consists of limited-payment, long-duration; and single premium immediate annuities with life contingencies.

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated were as follows:

	2016	2015

	(in thousands)
Interest-sensitive life contracts	$15,666	$15,832
Individual annuities(2)	1,441,126	1,337,876
Guaranteed interest accounts	893,419	1,062,417
Assumed policyholders' liabilities upon reinsurance agreement with Pruco Life(1)	2,386,678	0
Total policyholders’ account balances	$4,736,889	$2,416,125

(1)	See Note 1 for additional information.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

(2)	Includes assumed reinsurance business from Pruco Life.

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3.5% to 6.0% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.5%. Interest crediting rates for guaranteed interest accounts range from 0.0% to 5.8%.
7.    CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company has issued variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company has also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company has issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or "Realized investment gains (losses), net."
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2016 and 2015, the Company had the following guarantees associated with its contracts, by product and guarantee type:

	December 31, 2016		December 31, 2015
	In the Event of Death(2)	At Annuitization/ Accumulation(1)(2)	In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)
Return of net deposits
Account value	$110,194,439	N/A	$34,305,352	N/A
Net amount at risk	$463,423	N/A	$341,707	N/A
Average attained age of contractholders	66 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$24,725,084	$120,237,955	$6,976,880	$34,565,409
Net amount at risk	$3,098,018	$5,041,214	$1,194,988	$2,257,837
Average attained age of contractholders	69 years	66 years	68 years	66 years
Average period remaining until expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits described herein.

(2)	Includes assumed reinsurance business from Pruco Life.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2016(1)	December 31, 2015

	(in thousands)
Equity funds	$77,133,820	$24,639,438
Bond funds	44,025,867	12,264,741
Money market funds	9,099,337	2,081,684
Total	$130,259,024	$38,985,863

(1)	Amounts include assumed reinsurance business from Pruco Life.

In addition to the above mentioned amounts invested in separate account investment options, $4.7 billion and $2.3 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2016 and 2015, respectively. The 2016 amount includes the impact of the Variable Annuities Recapture effective April 1, 2016, as described in Note 1. For the years ended December 31, 2016, 2015 and 2014, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” The Company and its reinsurance affiliates maintain a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	GMDB	GMAB/GMWB/ GMIWB	GMIB	Totals
Variable Annuity	(in thousands)
Balance as of December 31, 2013	$199,870	$778,226	$11,279	$989,375
Incurred guarantee benefits(1)	81,524	2,334,185	8,506	2,424,215
Paid guarantee benefits	(25,909)	0	(724)	(26,633)
Changes in unrealized investment gains and losses	128	0	43	171
Balance as of December 31, 2014	255,613	3,112,411	19,104	3,387,128
Incurred guarantee benefits(1)	43,167	21,666	(4,616)	60,217
Paid guarantee benefits	(29,240)	0	(511)	(29,751)
Changes in unrealized investment gains and losses	(3,663)	0	(113)	(3,776)
Balance as of December 31, 2015	265,877	3,134,077	13,864	3,413,818
Incurred guarantee benefits(1)(2)	43,185	(1,979,215)	(3,683)	(1,939,713)
Paid guarantee benefits(2)	(55,604)	0	(2,209)	(57,813)
Changes in unrealized investment gains and losses(2)	(5,206)	0	(209)	(5,415)
Assumed guarantees upon reinsurance agreement with Pruco Life	389,067	6,552,471	30,130	6,971,668
Balance as of December 31, 2016	$637,319	$7,707,333	$37,893	$8,382,545

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as derivatives.

(2)	Amounts include assumed reinsurance business from Pruco Life.
The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance on the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes, the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB guarantees and certain GMAB guarantees that feature the GRO policyholder benefit, and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB guarantees. Living benefit guarantees that include the asset transfer feature also include GMDB guarantees, and as such, the GMDB risk in these guarantees also benefits from this feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts assumed from an affiliate. See Note 13 for amounts recoverable from reinsurer relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Statements of Financial Position. The Company offered various types of sales inducements. These inducements included: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’account balances”, are as follows:

Sales Inducements
(in thousands)
Balance as of December 31, 2013	$809,247
Capitalization	11,515
Amortization - Impact of assumption and experience unlocking and true-ups	45,417
Amortization - All other	(204,563)
Change in unrealized investment gains and losses	3,591
Balance as of December 31, 2014	665,207
Capitalization	873
Amortization - Impact of assumption and experience unlocking and true-ups	21,125
Amortization - All other	(206,263)
Change in unrealized investment gains and losses	11,063
Ceded DSI upon reinsurance agreement with Prudential Insurance(1)	(39,253)
Balance as of December 31, 2015	452,752
Capitalization	1,805
Amortization - Impact of assumption and experience unlocking and true-ups	101,424
Amortization - All other	(81,603)
Change in unrealized investment gains and losses	4,915
Assumed DSI upon reinsurance agreement with Pruco Life(1)	499,530
Balance as of December 31, 2016	$978,823

(1)	See Note 1 for additional information.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

8.    STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Arizona Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes and certain assets on a different basis.
Statutory net income (loss) of the Company amounted to $(2,018) million, $340 million and $393 million for the years ended December 31, 2016, 2015 and 2014, respectively. Statutory surplus of the Company amounted to $5,718 million and $482 million at December 31, 2016 and 2015, respectively. For the year ended December 31, 2016, the Company's net loss from operations was $(159) million.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend, which may be paid in any twelve month period without notification or approval, is limited to the lesser of 10% of statutory surplus, as of December 31 of the preceding year, or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company is not permitted to pay a dividend in 2017 without prior notification.
On December 21, 2016 the Company paid an extra-ordinary dividend of $1,140 million to its parent, PAI, which was recorded as a return of capital. On December 22, 2015 and June 29, 2015, the Company paid dividends of $180 million and $270 million, respectively, to PAI. On December 19, 2014 and June 27, 2014, the Company paid dividends of $75 million and $267 million, respectively, to PAI.
9.    INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2016	2015	2014
		(in thousands)
Current tax expense (benefit):
U.S. federal	$2,524,458	$76,175	$(8,499)
State and local	0	0	0
Total	2,524,458	76,175	(8,499)
Deferred tax expense (benefit):
U.S. federal	(3,204,951)	(84,460)	17,103
State and local	0	0	0
Total	(3,204,951)	(84,460)	17,103
Total income tax expense (benefit)	(680,493)	(8,285)	8,604
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(194,446)	(20,708)	7,407
Additional paid-in capital	(9,531)	0	0
Total income tax expense (benefit)	$(884,470)	$(28,993)	$16,011
In July 2014, IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company applied this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014, the Company’s 2014 U.S. current tax includes a tax benefit of $59 million and a corresponding reduction of deferred tax assets.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2016	2015	2014

	(in thousands)
Expected federal income tax expense (benefit)	$(619,704)	$57,727	$90,780
Non-taxable investment income	(49,630)	(56,614)	(69,122)
Tax credits	(10,507)	(9,389)	(13,080)
Other	(652)	(9)	26
Total income tax expense (benefit)	$(680,493)	$(8,285)	$8,604
The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2015 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. Additionally, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2016	2015

	(in thousands)
Deferred tax assets
Insurance reserves	$3,369,384	$156,639
Investments	418,128	0
Net unrealized loss on securities	159,362	0
Other	440	833
Deferred tax assets	3,947,314	157,472
Deferred tax liabilities
VOBA and deferred policy acquisition cost	1,506,010	247,825
Investments	0	4,467
Deferred sales inducements	342,588	158,463
Net unrealized gain on securities	0	32,414
Deferred tax liabilities	1,848,598	443,169
Net deferred tax asset (liability)	$2,098,716	$(285,697)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2016 and 2015. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company’s income (loss) from operations before income taxes includes income (loss) from domestic operations of $(1,771) million, $165 million, and $259 million for the years ended December 31, 2016, 2015 and 2014, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2016, 2015, and 2014 the Company recognized nothing in the Statements of Operations and recognized no liabilities in the Statements of Financial Position for tax-related interest and penalties. The Company had zero unrecognized tax benefits as of December 31, 2016 and 2015. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2016, the Company remains subject to examination in the U.S. for tax years 2009 through 2015.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.
10.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments, equity securities and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain fixed maturities, certain equity securities, certain short-term investments, certain cash equivalents, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$4,465,025	$0	$0	$4,465,025
Obligations of U.S. states and their political subdivisions	0	89,974	0	0	89,974
Foreign government bonds	0	69,299	87	0	69,386
U.S. corporate public securities	0	1,909,440	15,598	0	1,925,038
U.S. corporate private securities	0	997,004	124,864	0	1,121,868
Foreign corporate public securities	0	217,363	0	0	217,363
Foreign corporate private securities	0	526,504	11,527	0	538,031
Asset-backed securities(5)	0	219,574	31,735	0	251,309
Commercial mortgage-backed securities	0	484,713	0	0	484,713
Residential mortgage-backed securities	0	200,056	0	0	200,056
Subtotal	0	9,178,952	183,811	0	9,362,763
Trading account assets:
U.S Treasury securities and obligations of U.S. government authorities and agencies	0	116,184	0	0	116,184
Corporate securities	0	21,632	0	0	21,632
Asset-backed securities(5)	0	1,697	0	0	1,697
Equity securities	5,494	0	4,864	0	10,358
Subtotal	5,494	139,513	4,864	0	149,871
Equity securities, available-for-sale	0	18	0	0	18
Short-term investments	519,000	392,700	450	0	912,150
Cash equivalents	738,449	847,329	375	0	1,586,153
Other long-term investments	23,967	4,872,392	0	(4,582,540)	313,819
Reinsurance recoverables	0	0	240,091	0	240,091
Receivables from parent and affiliates	0	6,962	33,962	0	40,924
Subtotal excluding separate account assets	1,286,910	15,437,866	463,553	(4,582,540)	12,605,789
Separate account assets(2)	0	37,429,739	0	0	37,429,739
Total assets	$1,286,910	$52,867,605	$463,553	$(4,582,540)	$50,035,528
Future policy benefits(3)	$0	$0	$7,707,333	$0	$7,707,333
Payables to parent and affiliates	0	1,654,360	0	(1,654,360)	0
Other liabilities	5,051	0	0	0	5,051
Total liabilities	$5,051	$1,654,360	$7,707,333	$(1,654,360)	$7,712,384

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,154	$0	$0	$12,154
Obligations of U.S. states and their political subdivisions	0	20,212	0	0	20,212
Foreign government bonds	0	49,283	0	0	49,283
U.S. corporate public securities	0	934,109	15,000	0	949,109
U.S. corporate private securities	0	523,298	107,777	0	631,075
Foreign corporate public securities	0	136,222	0	0	136,222
Foreign corporate private securities	0	220,818	4,531	0	225,349
Asset-backed securities(5)	0	104,797	46,493	0	151,290
Commercial mortgage-backed securities	0	215,740	0	0	215,740
Residential mortgage-backed securities	0	133,838	0	0	133,838
Subtotal	0	2,350,471	173,801	0	2,524,272
Trading account assets:
U.S Treasury securities and obligations of U.S. government authorities and agencies	0	0	0	0	0
Corporate securities	0	0	0	0	0
Asset-backed securities	0	0	0	0	0
Equity securities	5,653	0	0	0	5,653
Subtotal	5,653	0	0	0	5,653
Equity securities, available-for-sale	0	17	0	0	17
Short-term investments	157,257	520	450	0	158,227
Cash equivalents	0	0	225	0	225
Other long-term investments(4)	0	135,209	1,565	(21,508)	115,266
Reinsurance recoverables	0	0	3,012,653	0	3,012,653
Receivables from parent and affiliates	0	29,676	7,664	0	37,340
Subtotal excluding separate account assets	162,910	2,515,893	3,196,358	(21,508)	5,853,653
Separate account assets(2)	0	39,250,159	0	0	39,250,159
Total assets	$162,910	$41,766,052	$3,196,358	$(21,508)	$45,103,812
Future policy benefits(3)	$0	$0	$3,134,077	$0	$3,134,077
Payables to parent and affiliates	0	25,277	0	(25,277)	0
Total liabilities	$0	$25,277	$3,134,077	$(25,277)	$3,134,077

(1)
“Netting” amounts represent cash collateral of $2,928 million and $(3.8) million as of December 31, 2016 and 2015, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(3)
As of December 31, 2016, the net embedded derivative liability position of $7,707 million includes $1,060 million of embedded derivatives in an asset position and $8,767 million of embedded derivatives in a liability position. As of December 31, 2015, the net embedded derivative liability position of $3,134 million includes $34 million of embedded derivatives in an asset position and $3,168 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally developed valuation. As of December 31, 2016 and 2015 overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets – Trading account assets consist primarily of fixed maturities and equity securities whose fair values are determined consistent with similar instruments described under "Fixed Maturities" and “Equity Securities.”
Equity Securities – Equity securities consist principally of investments in common stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company's exchange-traded futures include treasury and equity futures. These futures are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors, and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques, that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values. As of December 31, 2016, there were no internally valued derivatives with the fair value classified within Level 3. As of December 31, 2015 there were $1.6 million internally valued derivatives with the fair value classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At December 31, 2016 and 2015, the fair values of these investments were $0.4 million and $0.6 million, respectively, which had been previously classified in Level 3 at December 31, 2015.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are classified within Level 2 and Level 3. Level 2 instruments are generally fair valued based on market observable inputs. Level 3 instruments are internally valued based on internal asset manager valuations.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities and mutual funds for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Reinsurance Payables” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions,

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve, adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations, and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 – Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the years ended December 31, 2016 and 2015, there were no transfers between Level 1 and Level 2.
Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2016
	Internal(1)	External(2)	Total

	(in thousands)
Foreign government bonds	$0	$87	$87
Corporate securities(3)	136,391	15,598	151,989
Asset-backed securities(4)	0	31,735	31,735
Equity securities	1,405	3,459	4,864
Short-term investments	450	0	450
Cash equivalents	375	0	375
Other long-term investments	0	0	0
Reinsurance recoverables	240,091	0	240,091
Receivables from parent and affiliates	0	33,962	33,962
Total assets	$378,712	$84,841	$463,553
Future policy benefits	$7,707,333	$0	$7,707,333
Total liabilities	$7,707,333	$0	$7,707,333

	As of December 31, 2015
	Internal(1)	External(2)	Total

	(in thousands)
Foreign government bonds	$0	$0	$0
Corporate securities(3)	111,295	16,013	127,308
Asset-backed securities(4)	0	46,493	46,493
Equity securities	0	0	0
Short-term investments	450	0	450
Cash equivalents	225	0	225
Other long-term investments(5)	1,565	0	1,565
Reinsurance recoverables	3,012,653	0	3,012,653
Receivables from parent and affiliates	0	7,664	7,664
Total assets	$3,126,188	$70,170	$3,196,358
Future policy benefits	$3,134,077	$0	$3,134,077
Total liabilities	$3,134,077	$0	$3,134,077

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

(1)
Represents valuations reflecting both internally-derived and market inputs as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing-services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities, available-for-sale.

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2016
	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in thousands)
Assets:
Corporate securities	$136,391	Discounted cash flow	Discount rate	3.24%	17.12%	4.71%	Decrease
		Liquidation	Liquidation Value	98.21%	98.68%	98.64%	Increase
Reinsurance recoverables	$240,091	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(2)	$7,707,333	Discounted cash flow	Lapse rate(3)	0%	13%		Decrease
			NPR spread(4)	0.25%	1.50%		Decrease
			Utilization rate(5)	52%	96%		Increase
			Withdrawal rate	See table footnote (6) below
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	16%	25%		Increase

	As of December 31, 2015
	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in thousands)
Assets:
Corporate securities	$111,295	Discounted cash flow	Discount rate	3.71%	17.95%	4.43%	Decrease
Reinsurance recoverables	$3,012,653	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(2)	$3,134,077	Discounted cash flow	Lapse rate(3)	0%	14%		Decrease
			NPR spread(4)	0.06%	1.76%		Decrease
			Utilization rate(5)	63%	95%		Increase
			Withdrawal rate(6)	74%	100%		Increase
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit, and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.
Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2016
	Fixed Maturities Available-For-Sale
	Foreign Government Bonds	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities(5)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$0	$15,000	$107,777	$0	$4,531	$46,493	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(4,865)	0	877	(26)	0
Asset management fees and other income	0	0	0	0	0	0	0
Included in other comprehensive income (loss)	(8)	0	1,380	1	932	161	0
Net investment income	0	6	5,651	(1)	179	139	0
Purchases	0	0	14,224	0	8,647	72,939	0
Sales	0	0	(105)	0	0	(6,739)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(111)	(1,845)	0	(7,129)	(540)	0
Transfers into Level 3(1)	95	703	10,176	129	8,686	34,984	0
Transfers out of Level 3(1)	0	0	(7,529)	(129)	(5,196)	(115,676)	0
Other(3)	0	0	0	0	0	0	0
Fair Value, end of period	$87	$15,598	$124,864	$0	$11,527	$31,735	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(4,917)	$0	$0	$(26)	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2016
	Trading Account Assets - Asset Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available- for-Sale	Short-term Investments	Cash Equivalents
	(in thousands)
Fair value, beginning of period	$0	$0	$0	$450	$225
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0
Asset management fees and other income	(161)	(123)	0	0	0
Included in other comprehensive income (loss)	0	0	(351)	0	0
Net investment income	0	0	0	0	0
Purchases	0	3,422	351	0	150
Sales	0	0	0	0	0
Issuances	0	0	0	0	0
Settlements	(2,634)	0	0	0	0
Transfers into Level 3(1)	0	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0	0
Other(3)	2,795	1,565	0	0	0
Fair Value, end of period	$0	$4,864	$0	$450	$375
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$(123)	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2016
	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$1,565	$3,012,653	$7,664	$(3,134,077)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(6)	0	(2,852,588)	(13)	(3,791,759)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	0	50	0
Net investment income	0	0	0	0
Purchases	0	70,448	34,000	0
Sales	0	0	(1,987)	0
Issuances	0	0	0	(781,497)
Settlements	0	0	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	(2,957)	0
Other(3)	(1,565)	9,578	(2,795)	0
Fair value, end of period	$0	$240,091	$33,962	$(7,707,333)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$59,501	$0	$(3,740,535)
Asset management fees and other income	$0	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2015(4)
	Fixed Maturities Available-For-Sale
	Foreign Government Bonds	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities(5)	Commercial Mortgage- Backed Securities
	(in thousands)
Fair value, beginning of period	$0	$16,860	$98,544	$0	$666	$40,524	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(16)	0	62	9	0
Asset management fees and other income	0	0	0	0	0	0	0
Included in other comprehensive income (loss)	0	(23)	(2,992)	0	(24)	(170)	0
Net investment income	0	9	5,264	0	1	49	0
Purchases	0	0	6,233	0	0	20,053	1,565
Sales	0	0	(1,548)	0	0	(15,878)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(119)	(1,863)	0	(678)	(3,704)	0
Transfers into Level 3(1)	0	0	4,155	0	4,504	34,921	0
Transfers out of Level 3(1)	0	(1,727)	0	0	0	(29,311)	(1,565)
Other	0	0	0	0	0	0	0
Fair value, end of period	$0	$15,000	$107,777	$0	$4,531	$46,493	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2015(4)
	Trading Account Assets - Asset Backed Securities	Trading Account Assets Equity Securities	Equity Securities, Available-For-Sale	Short-Term Investments	Cash Equivalents
	(in thousands)
Fair value, beginning of period	$0	$0	$0	$0	$225
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0
Asset management fees and other income	0	0	0	0	0
Included in other comprehensive income (loss)	0	0	0	0	0
Net investment income	0	0	0	0	0
Purchases	0	0	0	450	0
Sales	0	0	0	0	0
Issuances	0	0	0	0	0
Settlements	0	0	0	0	0
Transfers into Level 3(1)	0	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0	0
Other	0	0	0	0	0
Fair value, end of period	$0	$0	$0	$450	$225
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year ended December 31, 2015(4)
	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$0	$2,996,154	$22,320	$(3,112,411)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,405	(212,035)	0	217,101
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	0	(264)	0
Net investment income	0	0	1	0
Purchases	160	228,534	0	0
Sales	0	0	0	0
Issuances	0	0	0	(238,767)
Settlements	0	0	0	0
Transfers into Level 3(1)	0	0	6,941	0
Transfers out of Level 3(1)	0	0	(21,334)	0
Other	0	0	0	0
Fair value, end of period	$1,565	$3,012,653	$7,664	$(3,134,077)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$1,405	$(117,840)	$0	$119,609
Asset management fees and other income	$0	$0	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2014, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2014.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2014(4)
	Fixed Maturities Available-For-Sale
	Foreign Government Bonds	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset- Backed Securities(5)	Commercial Mortgage-Backed Securities
	(in thousands)
Included in earnings:
Realized investment gains (losses), net	$0	$0	$1,423	$0	$169	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(42)	$(763)	$0	$(41)	$196	$(83)
Net investment income	$0	$37	$4,953	$0	$34	$120	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2014(4)
	Trading Account Assets - Asset Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale	Short-term Investments	Cash Equivalents
	(in thousands)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$15	$0	$0	$0
Included in other comprehensive income (loss)	$0	$0	$0	$0	$0
Net investment income	$0	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$15	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year ended December 31, 2014 (4)
	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits
	(in thousands)
Total gains(losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$2,013,931	$0	$(2,088,505)
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$0	$(420)	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$2,040,238	$0	$(2,115,680)
Asset management fees and other income	$0	$0	$0	$0

(1)	Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Primarily related to private warrants reclassified from derivatives to trading securities.

(4)	Prior period amounts have been reclassified to conform to current period presentation, including the adoption of ASU 2015-07.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(6)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2016
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,235,842	$1,235,842	$1,231,893
Policy loans	0	0	12,719	12,719	12,719
Short-term investments	0	35,000	0	35,000	35,000
Cash and cash equivalents	6,886	255,000	0	261,886	261,886
Accrued investment income	0	86,004	0	86,004	86,004
Reinsurance recoverables	0	0	63,775	63,775	63,775
Receivables from parent and affiliates	0	70,779	0	70,779	70,779
Other assets	0	53,858	0	53,858	53,858
Total assets	$6,886	$500,641	$1,312,336	$1,819,863	$1,815,914
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$247,986	$247,986	$250,493
Cash collateral for loaned securities	0	23,350	0	23,350	23,350
Short-term debt	0	28,146	0	28,146	28,101
Long-term debt	0	994,198	0	994,198	971,899
Reinsurance Payables	0	0	63,775	63,775	63,775
Payables to parent and affiliates	0	91,432	0	91,432	91,432
Other liabilities	0	189,366	0	189,366	189,366
Separate account liabilities - investment contracts	0	187	0	187	187
Total liabilities	$0	$1,326,679	$311,761	$1,638,440	$1,618,603

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2015(2)
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$2,793	$448,349	$451,142	$438,172
Policy loans	0	0	13,054	13,054	13,054
Short-term investments	0	0	0	0	0
Cash and cash equivalents	311	0	0	311	311
Accrued investment income	0	22,615	0	22,615	22,615
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	14,868	0	14,868	14,868
Other assets	0	1,085	0	1,085	1,085
Total assets	$311	$41,361	$461,403	$503,075	$490,105
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$102,438	$102,438	$103,003
Cash collateral for loaned securities	0	10,568	0	10,568	10,568
Short-term debt	0	1,000	0	1,000	1,000
Long-term debt	0	0	0	0	0
Reinsurance payables	0	0	0	0	0
Payables to parent and affiliates	0	25,677	0	25,677	25,677
Other liabilities	0	83,464	0	83,464	83,464
Separate account liabilities - investment contracts	0	293	0	293	293
Total liabilities	$0	$121,002	$102,438	$223,440	$224,005

(1)
Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)
Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been conformed to the current period presentation. At December 31, 2016 and December 31, 2015, the fair values of these cost method investments were $3.4 million and $3.3 million, respectively, which had been previously classified in Level 3 at December 31, 2015. The carrying values of these investments were $3.1 million and $3.1 million as of December 31, 2016 and December 31, 2015, respectively.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies and their timing for the loans, prevailing interest rates and credit risk.
Policy Loans
Policy loans carrying value approximates fair value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates, and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Reinsurance Recoverables and Reinsurance Payables
Reinsurance recoverables and reinsurance payables include corresponding receivables and payables associated with reinsurance arrangements between the Company and related parties. See Note 13 for additional information about the Company's reinsurance arrangements.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset or liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
Separate Account Liabilities - Investment Contracts
Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

11.    DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company also uses swaptions, interest rate caps and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index derivatives to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See "Credit Derivatives" below for a discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sold variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to these embedded derivatives, the Company has entered into reinsurance agreements to transfer the risk associated with certain benefit features to an affiliate, Prudential Insurance. Additionally, the Company assumed variable annuities living benefit guarantees from Pruco Life, excluding PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives accounted for in the same manner as embedded derivatives. See Note 1 for additional information on the change to the reinsurance agreements effective April 1, 2016.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

These derivatives are carried at fair value and are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.
The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host and related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty and non-performance risk.

	December 31, 2016			December 31, 2015
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$472,701	$38,249	$(2,776)	$115,358	$15,910	$(206)
Total Qualifying Hedges	$472,701	$38,249	$(2,776)	$115,358	$15,910	$(206)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Futures	$2,474,000	$23,967	$0	$0	$0	$0
Interest Rate Swaps	81,872,695	4,439,270	(1,163,388)	1,872,750	84,817	(13,452)
Interest Rate Options	10,825,000	278,763	(135,554)	100,000	9,431	0
Interest Rate Forwards	498,311	0	(25,082)	0	0	0
Foreign Currency
Foreign Currency Forwards	1,491	6	0	2,752	23	0
Currency/Interest Rate
Foreign Currency Swaps	130,470	16,627	(635)	77,729	11,220	0
Equity
Equity Futures	1,269,044	0	(5,051)	0	0	0
Total Return Swaps	12,784,166	69,827	(281,193)	217,999	320	(3,626)
Equity Options	4,610,001	29,650	(45,732)	18,286,800	15,054	(7,993)
Total Non-Qualifying Hedges	$114,465,178	$4,858,110	$(1,656,635)	$20,558,030	$120,865	$(25,071)
Total Derivatives (1)	$114,937,879	$4,896,359	$(1,659,411)	$20,673,388	$136,775	$(25,277)

(1)	Excludes embedded derivatives and the related reinsurance recoverables which contain multiple underlyings.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $7,707 million and $3,134 million as of December 31, 2016 and 2015, respectively. The fair value of the related reinsurance recoverables was an asset of $231 million and $3,013 million as of December 31, 2016 and 2015, respectively, included in "Reinsurance recoverables". See Note 13 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives pertaining to the variable annuity products with a market value adjustment option assumed from Pruco Life as part of the Variable Annuities Recapture, included in "Reinsurance payables", was a net asset of $10 million as of December 31, 2016.
Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount

	(in thousands)
Offsetting of Financial Assets:
Derivatives	$4,872,392	$(4,582,540)	$289,852	$0	$289,852
Securities purchased under agreements to resell	255,000	0	255,000	(255,000)	0
Total Assets	$5,127,392	$(4,582,540)	$544,852	$(255,000)	$289,852
Offsetting of Financial Liabilities:
Derivatives	$1,654,360	$(1,654,360)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$1,654,360	$(1,654,360)	$0	$0	$0

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount

	(in thousands)
Offsetting of Financial Assets:
Derivatives	$135,210	$(21,508)	$113,702	$(101,288)	$12,414
Offsetting of Financial Liabilities:
Derivatives	$25,277	$(25,277)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 15. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policies for securities repurchase and resale agreements, see Note 2 to the Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$3,006	$9,648	$(3,102)
Total cash flow hedges	0	3,006	9,648	(3,102)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(2,219,894)	0	0	0
Currency	361	0	0	0
Currency/Interest Rate	11,642	0	516	0
Credit	0	0	0	0
Equity	(1,755,946)	0	0	0
Embedded Derivatives	437,323	0	0	0
Total non-qualifying hedges	(3,526,514)	0	516	0
Total	$(3,526,514)	$3,006	$10,164	$(3,102)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$608	$1,116	$10,008
Total cash flow hedges	0	608	1,116	10,008
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	20,536	0	0	0
Currency	115	0	0	0
Currency/Interest Rate	8,337	0	202	0
Credit	(3)	0	0	0
Equity	(3,233)	0	0	0
Embedded Derivatives	(24,371)	0	0	0
Total non-qualifying hedges	1,381	0	202	0
Total	$1,381	$608	$1,318	$10,008

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$14	$134	$8,492
Total cash flow hedges	0	14	134	8,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	123,327	0	0	0
Currency	0	0	0	0
Currency/Interest Rate	5,934	0	143	0
Credit	(14)	0	0	0
Equity	(23,811)	0	0	0
Embedded Derivatives	(113,549)	0	0	0
Total non-qualifying hedges	(8,113)	0	143	0
Total	$(8,113)	$14	$277	$8,492

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2016, 2015 and 2014, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2013	$(3,653)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	8,640
Amount reclassified into current period earnings	(148)
Balance, December 31, 2014	4,839
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	12,078
Amount reclassified into current period earnings	(2,070)
Balance, December 31, 2015	14,847
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	9,698
Amounts reclassified into current period earnings	(12,800)
Balance, December 31, 2016	$11,745
Using December 31, 2016 values, it is estimated that a pre-tax gain of approximately $5 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2017, offset by amounts pertaining to the hedged item. As of December 31, 2016, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" within OCI in the Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written or purchased credit protection as of December 31, 2016 and 2015.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by its counterparty to financial derivative transactions. The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12.    COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company had made commitments to fund $9 million and $5 million of commercial loans as of December 31, 2016 and 2015, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $121 million and $53 million as of December 31, 2016 and 2015, respectively.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2016, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $150 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In 2016, Prudential Financial self-reported to the United States Securities and Exchange Commission (“SEC"), and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefiting the Prudential Financial that limited the availability of loanable securities for certain separate account investments. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial intends to complete the remediation process. The remediation plan remains subject to regulatory review and the Company is cooperating with regulators in their review of this matter.

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
13.    REINSURANCE

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its living benefit features and variable annuity base contracts. Through March 31, 2016, the Company reinsured its living benefit guarantees on certain variable annuity products to Pruco Re and Prudential Insurance, which are the legal entities in which the Company previously executed its living benefit hedging program. Effective April 1, 2016 the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Prudential Insurance, as discussed further in Note 1. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from Pruco Life, excluding the PLNJ business which was reinsured to Prudential Insurance. This reinsurance covers new and in force business and excludes business reinsured externally.

In the fourth quarter of 2015, the Company surrendered its New York license. The Company recaptured the New York living benefits previously ceded to Pruco Re, and reinsured the majority of its New York business, both the living benefit guarantees and base contracts, to Prudential Insurance. See Note 1 for additional information.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to assume living benefit guarantees from Pruco Life, excluding PLNJ business which was reinsured to Prudential Insurance. See Note 1 for additional information on the change

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

to the reinsurance agreements effective April 1, 2016. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through "Realized investment gains (losses), net". See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Statements of Financial Position as of December 31, were as follows:

	2016	2015
	(in thousands)
Reinsurance recoverables	$588,608	$3,088,328
Deferred policy acquisition costs	3,557,248	(73,864)
Deferred sales inducements	520,182	(39,253)
Value of business acquired	(2,357)	(2,632)
Other assets	112,802	0
Policyholders’ account balances	2,576,357	0
Future policy benefits	5,130,753	0
Reinsurance payables(1)	275,822	250,277
Other liabilities	335,713	0

(1)	"Reinsurance payables" includes $0.1 million and $0.2 million of unaffiliated activity as of December 31, 2016 and 2015, respectively.

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2016	December 31, 2015
	(in thousands)
Prudential Insurance	$306,191	$323,363
Pruco Life	282,326	0
Pruco Re	0	2,764,927
Unaffiliated	91	38
Total reinsurance recoverables	$588,608	$3,088,328

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Premiums:
Direct	$39,326	$33,250	$34,903
Assumed	860,831	0	0
Ceded	(3,318)	(23,463)	0
Net premiums	896,839	9,787	34,903
Policy charges and fee income:
Direct	647,226	743,956	809,072
Assumed	1,153,752	0	0
Ceded(1)	(45,754)	(3,133)	(2,745)
Net policy charges and fee income	1,755,224	740,823	806,327
Asset administration fees and other income:
Direct	103,892	177,479	227,619
Assumed	205,221	0	0
Ceded	(9,729)	0	0
Net asset administration fees and other income	299,384	177,479	227,619
Realized investment gains (losses), net:
Direct	(3,612,578)	247,525	(1,967,588)
Assumed	(81,510)	0	0
Ceded	251,328	(241,473)	1,974,956
Realized investment gains (losses), net	(3,442,760)	6,052	7,368
Policyholders' benefits (including change in reserves):
Direct(3)	74,438	81,719	137,502
Assumed	553,280	0	0
Ceded (2)(3)	(23,661)	(21,258)	(367)
Net policyholders' benefits (including change in reserves)	604,057	60,461	137,135
Interest credited to policyholders’ account balances:
Direct	74,389	225,555	211,058
Assumed	(1,551)	0	0
Ceded	(3,949)	0	0
Net interest credited to policyholders’ account balances	68,889	225,555	211,058
Net reinsurance expense allowances, net of capitalization and amortization(3)	563,027	(6,054)	(3,874)

(1)	"Policy charges and fee income ceded" includes $(2) million, $(3) million and $(3) million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)
"Policyholders' benefits (including change in reserves) ceded" includes $(0.3) million, $(0.1) million and $(0.4) million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

(3)	Prior period amounts are presented on a basis consistent with the current period presentation.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

14.    EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of "Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)

	(in thousands)
Balance, December 31, 2013	$10	$70,857	$70,867
Change in other comprehensive income before reclassifications	(63)	35,931	35,868
Amounts reclassified from AOCI	0	(14,706)	(14,706)
Income tax benefit (expense)	23	(7,430)	(7,407)
Balance, December 31, 2014	(30)	84,652	84,622
Change in other comprehensive income before reclassifications	(54)	(54,279)	(54,333)
Amounts reclassified from AOCI	0	(4,831)	(4,831)
Income tax benefit (expense)	19	20,689	20,708
Balance, December 31, 2015	(65)	46,231	46,166
Change in other comprehensive income before reclassifications	(20)	(469,356)	(469,376)
Amounts reclassified from AOCI	0	(86,184)	(86,184)
Income tax benefit (expense)	7	194,439	194,446
Balance, December 31, 2016	$(78)	$(314,870)	$(314,948)

(1)	Includes cash flow hedges of $12 million, $15 million and $5 million as of December 31, 2016, 2015, and 2014, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$12,800	$2,070	$148
Net unrealized investment gains (losses) on available-for-sale securities	73,384	2,761	14,558
Total net unrealized investment gains (losses)(4)	86,184	4,831	14,706
Total reclassifications for the period	$86,184	$4,831	$14,706

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 11 for additional information on cash flow hedges.

(4)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs and future policy benefits.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2013	$323	$(116)	$(14)	$(51)	$142
Net investment gains (losses) on investments arising during the period	(11)	0	0	4	(7)
Reclassification adjustment for (gains) losses included in net income	(311)	0	0	109	(202)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	116	0	(41)	75
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	14	(5)	9
Balance, December 31, 2014	1	0	0	16	17
Net investment gains (losses) on investments arising during the period	(9)	0	0	3	(6)
Reclassification adjustment for (gains) losses included in net income	17	0	0	(6)	11
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(3)	0	1	(2)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	0	0	0
Balance, December 31, 2015	9	(3)	0	14	20
Net investment gains (losses) on investments arising during the period	378	0	0	(132)	246
Reclassification adjustment for (gains) losses included in net income	556	0	0	(195)	361
Reclassification adjustment for (gains) losses excluded from net income(1)	(2,204)	0	0	771	(1,433)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(2,130)	0	746	(1,384)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(522)	183	(339)
Balance, December 31, 2016	$(1,261)	$(2,133)	$(522)	$1,387	$(2,529)

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments (1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2013	$184,727	$(66,452)	$(8,187)	$(39,363)	$70,725
Net investment gains (losses) on investments arising during the period	28,590	0	0	(10,013)	18,577
Reclassification adjustment for (gains) losses included in net income	(14,395)	0	0	5,036	(9,359)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	7,407	0	(2,594)	4,813
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(185)	64	(121)
Balance, December 31, 2014	198,922	(59,045)	(8,372)	(46,870)	84,635
Net investment gains (losses) on investments arising during the period	(86,623)	0	0	30,319	(56,304)
Reclassification adjustment for (gains) losses included in net income	(4,848)	0	0	1,697	(3,151)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	28,580	0	(10,003)	18,577
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	3,776	(1,322)	2,454
Balance, December 31, 2015	107,451	(30,465)	(4,596)	(26,179)	46,211
Net investment gains (losses) on investments arising during the period	(637,597)	0	0	223,159	(414,438)
Reclassification adjustment for (gains) losses included in net income	85,628	0	0	(29,970)	55,658
Reclassification adjustment for (gains) losses excluded from net income(2)	2,204	0	0	(771)	1,433
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(786)	0	275	(511)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(1,068)	374	(694)
Balance, December 31, 2016	$(442,314)	$(31,251)	$(5,664)	$166,888	$(312,341)

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

15.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $0.1 million for each of the years ended December 31, 2016, 2015 and 2014. The expense charged to the Company for the deferred compensation program was $0.8 million, $0.6 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $1 million for each of the years ended December 31, 2016, 2015 and 2014.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $2 million, $2 million and $3 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $0.5 million, $0.5 million and $0.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.
The Company pays commissions and certain other fees to PAD in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $108 million, $143 million and $177 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Certain operating costs, including rental of office space, furniture, and equipment, have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation (“PAIST”), an affiliated company. The Company signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice. Allocated lease expense was $4 million for each of the years ended December 31, 2016, 2015 and 2014. Sub-lease rental income, recorded as a reduction to lease expense, was $0.0 million, $0.0 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2016 are as follows:

	Lease	Sub-Lease
	(in thousands)
2017	$3,055	$0
2018	2,992	0
2019	2,742	0
2020	2,992	0
2021	2,992	0
2022 and thereafter	2,992	0
Total	$17,765	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $11 million, $5 million and $6 million for the years ended December 31, 2016, 2015 and 2014, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 11 for additional information.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $102 million and $45 million as of December 31, 2016 and 2015, respectively. "Net investment income" related to these ventures includes a gain of $5 million, $0.1 million and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. (“ASTISI”) and Prudential Investments LLC (“Prudential Investments”) whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust and the Prudential Series Fund. Income received from ASTISI and Prudential Investments related to this agreement was $112 million, $173 million and $221 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees and other income” in the Statements of Operations and Comprehensive Income.

Affiliated Notes Receivable

Affiliated notes receivable included in "Other assets" at December 31, were as follows:

	Maturity Dates			Interest Rates			2016	2015
							(in thousands)
U.S. Dollar floating rate notes	2025	-	2026	1.36%	-	1.77%	$0	$24,203
U.S. Dollar fixed rate notes	2027	-	2028	2.31%	-	14.85%	40,925	10,423
Euro-denominated fixed rate notes			2025			2.30%	0	2,714
Total long-term notes receivable - affiliated (1)							$40,925	$37,340

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.

Accrued interest receivable related to these loans was $0.1 million as of both December 31, 2016 and 2015, and is included in “Other assets”. Revenues related to these loans were $0.9 million, $1 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in “Asset administration fees and other income”.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" (“APIC”) and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2016 and 2015, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss), Net of Tax
				(in thousands)
Gibraltar Life Insurance Co Ltd	August 2016	Sale	Fixed Maturity	$11,559	$11,485	$0	$48
Prudential Insurance	September 2016	Sale	Fixed Maturity	$47,066	$36,639	$0	$6,777
Pruco Re	September 2016	Transfer in	Fixed Maturity	$91,586	$80,732	$(7,055)	$0
Debt Agreements
The Company is authorized to borrow funds up to $9 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company was assigned the below debt from an affiliate as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment as part of the Variable Annuities Recapture. The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Affiliate	Date Issued	Amount of Notes - December 31, 2016	Amount of Notes - December 31, 2015	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	4/20/2016	$28,102	$0	1.89%	6/20/2017
Prudential Insurance	4/20/2016	18,734	0	2.60%	12/15/2018
Prudential Insurance	4/20/2016	25,000	0	2.60%	12/15/2018
Prudential Insurance	4/20/2016	46,835	0	2.80%	6/20/2019
Prudential Insurance	4/20/2016	18,734	0	2.80%	6/20/2019
Prudential Insurance	4/20/2016	37,468	0	3.64%	12/6/2020
Prudential Insurance	4/20/2016	93,671	0	3.64%	12/15/2020
Prudential Insurance	4/20/2016	103,038	0	3.64%	12/15/2020
Prudential Insurance	4/20/2016	93,671	0	3.47%	6/20/2021
Prudential Insurance	4/20/2016	93,671	0	4.39%	12/15/2023
Prudential Insurance	4/20/2016	28,102	0	4.39%	12/15/2023
Prudential Insurance	4/20/2016	37,468	0	3.95%	6/20/2024
Prudential Insurance	4/20/2016	93,671	0	3.95%	6/20/2024
Prudential Insurance	4/20/2016	46,835	0	3.95%	6/20/2024
Prudential Insurance	6/28/2016	30,000	0	2.08%	6/28/2019
Prudential Insurance	6/28/2016	50,000	0	3.87%	6/28/2026
Prudential Insurance	6/28/2016	25,000	0	3.49%	6/28/2026
Prudential Insurance	6/28/2016	26,000	0	2.59%	6/28/2021
Prudential Insurance	6/28/2016	25,000	0	2.08%	6/28/2019
Prudential Insurance	6/28/2016	20,000	0	2.08%	6/28/2019
Prudential Insurance	6/28/2016	25,000	0	3.49%	6/28/2026
Prudential Retirement Insurance & Annuity	6/28/2016	34,000	0	3.09%	6/28/2023
Prudential Funding	12/30/2015	0	1,000	5.05%	1/4/2016
Total Loans Payable to Affiliates		$1,000,000	$1,000

Total interest expense to the Company related to loans payable to affiliates was $53 million, $0.0 million and $0.0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Contributed Capital and Dividends

In June of 2016, the Company received a capital contribution in the amount of $8,422 million from PAI, related to the Variable Annuities Recapture, as discussed in Note 1. For the years ended December 31, 2015 and 2014, the Company did not receive any capital contributions.

In December of 2016, there was a $1,140 million return of capital to PAI. In June and December of 2015, the Company paid dividends in the amounts of $270 million and $180 million, respectively, to Prudential Financial. In June and December of 2014, the Company paid dividends in the amounts of $75 million and $267 million, respectively, to PAI.

Reinsurance with affiliates

As discussed in Note 13, the Company participates in reinsurance transactions with certain affiliates.

16.    CONTRACT WITHDRAWAL PROVISIONS
Most of the Company’s separate account liabilities are subject to discretionary withdrawal by contractholders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.
17.    QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2016 and 2015 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31

2016	(in thousands)
Total revenues	$201,095	$(892,563)	$719,985	$(181,460)
Total benefits and expenses	429,590	1,215,062	(149,250)	122,236
Income (loss) from operations before income taxes	(228,495)	(2,107,625)	869,235	(303,696)
Net income (loss)	$(142,665)	$(1,316,230)	$569,649	$(200,842)
2015
Total revenues	$305,682	$279,135	$268,802	$219,952
Total benefits and expenses	331,751	122,886	388,581	65,421
Income (loss) from operations before income taxes	(26,069)	156,249	(119,779)	154,531
Net income (loss)	$(21,302)	$131,914	$(104,826)	$167,431

The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Prudential Annuities Life Assurance Corporation:
In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly-owned subsidiary of Prudential Financial, Inc.) at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 15 of the financial statements, the Company has entered into extensive transactions with affiliated entities.
/S/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 23, 2017

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)(1)
Financial Statements of the Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B (Registrant) consisting of the Statement of Net Assets as of December 31, 2016; the Statement of Operations for the period ended December 31, 2016; the Statement of Changes in Net Assets for the periods ended December 31, 2016 and December 31, 2015, and Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2)
Financial Statements of Prudential Annuities Life Assurance Corporation (Depositor) consisting of the Statements of Financial Position as of December 31, 2016 and 2015; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2016, 2015 and 2014; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1)
Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2)	Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3)(a)
Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 21, 2006.

(b)	Specimen Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(c)
First Amendment to Principal Underwriting Agreement between Prudential Annuities Life Assurance Company ("Company"), and Prudential Annuities Distributors, Inc. ("Distributor"), filed via EDGAR with Post-Effective Amendment No. 49 to Registration Statement No. 333-96577, filed September 21, 2011.

(4)(a)	Copy of the form of the Annuity filed via EDGAR in Pre-Effective No. 1 to this Registration Statement 333-08853, filed December 20, 1996.

(b)	Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c)	Copy of Performance-related Benefits and First Year Credits Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(d)	Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(e)	Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(f)	Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(g)	Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(h)	Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(i)	Copy of Rider for Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 333-96577, filed November 16, 2004.

(j)	Copy of Rider for Highest Daily Value Benefit filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 333-96577, filed November 16, 2004.

(k)	Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(l)	Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

(m)
Copy of Form of rider for Highest Daily Lifetime Five with Optional Legacy Protection plus filed via EDGAR with Post-Effective Amendment No. 21 Registration Statement No. 333-96577, filed August 3, 2007.

(n)	Copy of Form of rider for Lifetime Five with Optional Legacy Protection Plus filed via EDGAR with Post-Effective Amendment No. 21 to Registration Statement No. 333-96577, filed August 3, 2007.

(o)	Copy of Form of rider for Joint Lifetime Five filed via EDGAR with Post-Effective Amendment No. 21 to Registration Statement No. 333-96577, filed August 3, 2007.

(p)	Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

(q)	Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

(r)	Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

(s)	Form of rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(t)	Form of rider for Highest Daily Lifetime Seven with Beneficiary Income Option filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(u)	Highest Daily Lifetime 7 Plus Benefit Rider (RID-HD7 (2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(v)	Highest Daily Lifetime 7 Plus Schedule Supplement (SCH-HD7(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(w)	Highest Daily Lifetime Seven Benefit Schedule Supplement (SCH-HD7(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(x)
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (RID-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(y)
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (SCH-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(z)
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (RID-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(aa)
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (SCH-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ab)
Highest Daily Lifetime Seven with Beneficiary Income option Schedule supplement (SCH-HD7-DB(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ac)
Highest Daily Lifetime Seven with Lifetime Income Accelerator Schedule supplement (SCH-HD7-LIA(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ad)	Schedule supplement Highest Daily Lifetime Five Benefit (SCH-HDLT5(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ae)	Beneficiary Annuity Endorsement (END-BENE(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(af)	Beneficiary IRA Endorsement (END-IRABEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ag)	Beneficiary Roth IRA Endorsement (END-ROTHBEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ah)	Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ai)	Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(aj)	Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ak)	Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(al)	GRO II Benefit rider (RID-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(am)	GRO II Benefit schedule (SCH-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(an)	Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ao)	Highest Daily GRO II Benefit SCHEDULE (SCH-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ap)	Highest Daily GRO CAP Benefit SCHEDULE (SCH-HDGROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(aq)	GRO Plus 2008 Benefit SCHEDULE (SCH-GROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ar)	HDGRO (SCH-HDGRO-11-09/8-10) filed via EDGAR with Post-Effective Amendment No.46 to Registration Statement No. 333-96577, filed July 1, 2010.

(as)	HD GRO 90%Cap (SCH-HDGROCAP-11-09/8-10) filed via EDGAR with Post-Effective Amendment No.46 to Registration Statement No.333-96577, filed July 1, 2010.

(at)	Amendatory Tax Endorsement filed via EDGAR with Post-Effective Amendment No. 58 to Registration Statement No. 333-08853, filed April 15, 2013.

(au)	END-REDOM-ANN (09/13) filed via EDGAR with Post-Effective Amendment No. 59 to Registration Statement No. 333-08853, filed August 30, 2013.

(5)
A copy of the application form used with the Annuity provided in response to (4) above (previously filed in Pre-Effective Amendment No. 1 to Registration Statement No. 33-56770, filed November 9, 1993). Filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-08853, filed April 27, 1998.

6(a)	Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(b)
Articles of Domestication of Prudential Annuities Life Assurance Corporation, effective August 31, 2013. Filed via EDGAR with Post-Effective Amendment No. 59 to Registration Statement No. 333-08853, filed August 30, 2013.

(c)	Copy of the amended and restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(d)
Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation, effective August 30, 2013. Filed via EDGAR with Post-Effective Amendment No. 59 to Registration Statement No. 333-08853, filed August 30, 2013.

(7)	Annuity Reinsurance Agreements between Depositor and:

(a)	Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577.

(b)	The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577.

(c)	The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577, filed April 21, 2006.

(d)	Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577, filed April 21, 2006.

(e)	Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577, filed April 21, 2006.

(f)	Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(g)	Pruco Reinsurance Ltd for GRO Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(h)	Pruco Reinsurance Ltd for GRO Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(i)	Pruco Reinsurance Ltd for Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(j)	Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 1filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(k)	Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(l)	Pruco Reinsurance Ltd for GRO Plus filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(m)	Pruco Reinsurance Ltd for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(n)	Pruco Reinsurance Ltd for Highest Daily GRO filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(o)	Pruco Reinsurance Ltd for Highest Daily Lifetime 7 Plus filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(p)	Pruco Reinsurance Ltd for Highest Daily Lifetime 6 Plus filed via EDGAR with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 filed April 19, 2010.

(8)	Agreements between Depositor and:

(a)	Advanced Series Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b)	Rydex Variable Trust filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c)	First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(d)	Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(e)	Invesco Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f)	ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(g)	Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(h)	Revised Nationwide Variable Insurance Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(i)	A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577 filed April 18, 2005.

(j)	ProFunds VP Amendment No 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, April 20, 2007.

(k)	Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, April 20, 2007.

(l)	Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(m)	Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(n)	Amendment to Fund Participation Agreement filed via EDGAR to Post-Effective Amendment No. 58 to Registration Statement No. 333-08853, filed April 15, 2013.

(9)	Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment 5 to this Registration Statement, filed April 20, 2004.

(10)	Written Consent of Independent Registered Public Accounting Firm. (Filed Herewith)

(11)	Not applicable.

(12)	Not applicable.

(13)(a)    Power of Attorney for John Chieffo (filed herewith)
(13)(b)    Power of Attorney for Lori D. Fouché (filed herewith)
(13)(c)    Power of Attorney for George M. Gannon (filed herewith)
(13)(d)    Power of Attorney for Bernard J. Jacob (filed herewith)
(13)(e)    Power of Attorney for Richard F. Lambert (filed herewith)
(13)(f)    Power of Attorney for Kenneth Y. Tanji (filed herewith)
(13)(g)    Power of Attorney for Arthur W. Wallace (filed herewith)
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Suzy J. Domenick 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President
Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Chief Financial Officer, Executive Vice President and Director
George M. Gannon 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Senior Vice President and Director
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
Michael Long 655 Broad Street Newark, New Jersey 07102-4410	Senior Vice President
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Legal Officer, and Corporate Secretary
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer
Arthur W. Wallace One Corporate Drive Shelton, Connecticut 06484-6208	Director, Senior Vice President and Chief Actuary
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the

Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 17, 2017, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2017, there were 570 Qualified contract owners and 1,481 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Prudential Annuities Life Assurance Corporation ("Prudential Annuities"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Prudential Annuities’ By-law, Article VI, which relates to indemnification of officers and directors.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Gary A. Hogard 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Michael A. Pignatella One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
ITEM 29. PRINCIPAL UNDERWRITERS:

(c)	Commissions received by PAD during 2016 with respect to all individual annuities issued by PALAC.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$108,318,475.79	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:
Accounts and records are maintained by PALAC at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES

None.
ITEM 32. UNDERTAKINGS

(a)
Registrant hereby undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b)
Registrant undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)
Prudential Annuities Life Assurance Corporation (“Depositor”) hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Annuities Life Assurance Corporation.

(e)
With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the Code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 13th day of April 2017.
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
REGISTRANT
BY: PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
DEPOSITOR

/s/ Lori D. Fouché*
Lori D. Fouché President and Chief Executive Officer

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
DEPOSITOR

By:	/s/ Lori D. Fouché*
Lori D. Fouché President and Chief Executive Officer
SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
/s/ Lori D. Fouché*	Director, President and Chief Executive Officer	April 13, 2017
Lori D. Fouché
John Chieffo*	Chief Financial Officer, Executive Vice President and Director (Principal Accounting Officer)	April 13, 2017
John Chieffo
George M. Gannon*	Director	April 13, 2017
George M. Gannon
Kenneth Y. Tanji*	Director	April 13, 2017
Kenneth Y. Tanji
Bernard J. Jacob*	Director	April 13, 2017
Bernard J. Jacob
Richard F. Lambert*	Director	April 13, 2017
Richard F. Lambert
Arthur W. Wallace*	Director	April 13, 2017
Arthur W. Wallace

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.
(13)(a)    Power of Attorney for John Chieffo
(13)(b)    Power of Attorney for Lori D. Fouché
(13)(c)    Power of Attorney for George M. Gannon
(13)(d)    Power of Attorney for Bernard J. Jacob
(13)(e)    Power of Attorney for Richard F. Lambert
(13)(f)    Power of Attorney for Kenneth Y. Tanji
(13)(g)    Power of Attorney for Arthur W. Wallace